     As filed with the Securities and Exchange Commission on April 11, 2014


                                                     Registration No. 333-147508
                                                                       811-06025
--------------------------------------------------------------------------------

                    U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM N-6
         Registration Statement Under the Securities Act of 1933          [ ]
                  Pre-Effective Amendment No.                             [ ]

                  Post-Effective Amendment No. 6                          [X]

         Registration Statement Under the Investment Company Act of 1940

                  Amendment No. 65                                        [X]


                      Metropolitan Life Separate Account UL
                           (Exact Name of Registrant)
                       Metropolitan Life Insurance Company
                               (Name of Depositor)
                                 200 Park Avenue
                               New York, NY 10166
              (Address of depositor's principal executive offices)

                              ---------------------

                           Ricardo A. Anzaldua, Esq.
                   Executive Vice President and General Counsel
                       Metropolitan Life Insurance Company
                           1095 Avenue of the Americas
                               New York, NY 10036
                     (Name and address of agent for service)

                                    Copy to:
                            W. Thomas Conner, Esquire
                                 Reed Smith LLP
                          1301 K Street, NW, Suite 1100
                             Washington, D.C. 20005

It is proposed that this filing will become effective (check appropriate box):

[ ] immediately upon filing pursuant to paragraph (b)


[X] on April 28, 2014 pursuant to paragraph (b)


[ ] 60 days after filing pursuant to paragraph (a)(1)

[ ] on (date) pursuant to paragraph (a)(1) of Rule 485.

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Interests in Metropolitan Life Separate Account UL under certain Variable Universal Life Insurance Policies.

                             EQUITY ADVANTAGE VUL

                               Flexible Premium
                       Variable Life Insurance Policies
                                   Issued by
                   Metropolitan Life Separate Account UL of
                      Metropolitan Life Insurance Company
                                200 Park Avenue
                           New York, New York 10166

   This prospectus offers individual flexible premium variable life insurance policies (the "Policies") issued by Metropolitan Life Insurance Company ("MetLife").

   You allocate net premiums among the Investment Divisions of Metropolitan Life Separate Account UL (the "Separate Account"). Each Investment Division of the Separate Account invests in shares of one of the following "Portfolios":

METROPOLITAN SERIES FUND--CLASS A
Baillie Gifford International Stock Portfolio
Barclays Aggregate Bond Index Portfolio
BlackRock Bond Income Portfolio
BlackRock Capital Appreciation Portfolio


BlackRock Large Cap Value Portfolio


Frontier Mid Cap Growth Portfolio
Jennison Growth Portfolio
Loomis Sayles Small Cap Core Portfolio
Loomis Sayles Small Cap Growth Portfolio
Met/Artisan Mid Cap Value Portfolio

MetLife Asset Allocation 20 Portfolio
MetLife Asset Allocation 40 Portfolio
MetLife Asset Allocation 60 Portfolio
MetLife Asset Allocation 80 Portfolio
MetLife Mid Cap Stock Index Portfolio

MetLife Stock Index Portfolio
MFS(R) Total Return Portfolio
MFS(R) Value Portfolio
MSCI EAFE(R) Index Portfolio
Neuberger Berman Genesis Portfolio
Russell 2000(R) Index Portfolio
T. Rowe Price Large Cap Growth Portfolio
T. Rowe Price Small Cap Growth Portfolio
Van Eck Global Natural Resources Portfolio
Western Asset Management Strategic Bond Opportunities Portfolio
Western Asset Management U.S. Government Portfolio

WMC Balanced Portfolio
WMC Core Equity Opportunities Portfolio

MET INVESTORS SERIES TRUST--CLASS A (EXCEPT AS NOTED)
AllianceBernstein Global Dynamic Allocation Portfolio--Class B

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio--Class B

American Funds(R) Balanced Allocation Portfolio--Class B
American Funds(R) Growth Allocation Portfolio--Class B
American Funds(R) Moderate Allocation Portfolio--Class B
AQR Global Risk Balanced Portfolio--Class B
BlackRock Global Tactical Strategies Portfolio--Class B


Clarion Global Real Estate Portfolio
ClearBridge Aggressive Growth Portfolio
Harris Oakmark International Portfolio
Invesco Balanced-Risk Allocation Portfolio--Class B

Invesco Mid Cap Value Portfolio

Invesco Small Cap Growth Portfolio


JPMorgan Global Active Allocation Portfolio--Class B
JPMorgan Small Cap Value Portfolio
Loomis Sayles Global Markets Portfolio
Lord Abbett Bond Debenture Portfolio


Met/Templeton International Bond Portfolio

MetLife Asset Allocation 100 Portfolio

MetLife Balanced Plus Portfolio--Class B


MetLife Multi-Index Targeted Risk Portfolio--Class B
MFS(R) Emerging Markets Equity Portfolio
MFS(R) Research International Portfolio
Morgan Stanley Mid Cap Growth Portfolio
Oppenheimer Global Equity Portfolio

PanAgora Global Diversified Risk Portfolio--Class B

PIMCO Inflation Protected Bond Portfolio
PIMCO Total Return Portfolio
Pyramis Managed Risk Portfolio--Class B
Schroders Global Multi-Asset Portfolio--Class B
SSgA Growth and Income ETF Portfolio
SSgA Growth ETF Portfolio
T. Rowe Price Mid Cap Growth Portfolio

WMC Large Cap Research Portfolio

AMERICAN FUNDS INSURANCE SERIES(R)--CLASS 2
American Funds Bond Fund
American Funds Global Small Capitalization Fund
American Funds Growth Fund
American Funds Growth-Income Fund
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST--CLASS 2

Franklin Income VIP Fund
Franklin Mutual Shares VIP Fund


   You may also allocate net premiums to our Fixed Account. Special limits may apply to Fixed Account transfers and withdrawals.

   You receive Fixed Account performance until 20 days after we apply your initial premium payment to the Policy. Thereafter, we invest the Policy's cash value according to your instructions.

   NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE POLICIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

   WE DO NOT GUARANTEE HOW ANY OF THE INVESTMENT DIVISIONS OR PORTFOLIOS WILL PERFORM. THE POLICIES AND THE PORTFOLIOS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.


                                APRIL 28, 2014

                               TABLE OF CONTENTS

                                                                          PAGE
                                                                          ----
 SUMMARY OF BENEFITS AND RISKS...........................................  A-4
    Benefits of the Policy...............................................  A-4
    Risks of the Policy..................................................  A-5
    Risks of the Portfolios..............................................  A-7
 FEE TABLES..............................................................  A-7
    Transaction Fees.....................................................  A-7
    Periodic Charges Other Than Portfolio Operating Expenses.............  A-9
    Annual Portfolio Operating Expenses.................................. A-11
 HOW THE POLICY WORKS.................................................... A-15
 THE COMPANY, THE SEPARATE ACCOUNT AND THE PORTFOLIOS.................... A-16
    The Company.......................................................... A-16
    The Separate Account................................................. A-16
    The Portfolios....................................................... A-16
    Share Classes of the Portfolios...................................... A-20
    Certain Payments We Receive with Regard to the Portfolios............ A-20
    Selection of the Portfolios.......................................... A-21
    Voting Rights........................................................ A-21
    Rights Reserved by MetLife........................................... A-22
 THE POLICIES............................................................ A-22
    Purchasing a Policy.................................................. A-22
    Replacing Existing Insurance......................................... A-22
    Policy Owner and Beneficiary......................................... A-23
    24 Month Conversion Right............................................ A-23
    Exchange Right....................................................... A-23
 PREMIUMS................................................................ A-23
    Flexible Premiums.................................................... A-23
    Amount Provided for Investment under the Policy...................... A-24
    Right to Examine Policy.............................................. A-25
    Allocation of Net Premiums........................................... A-25
 RECEIPT OF COMMUNICATIONS AND PAYMENTS AT METLIFE'S DESIGNATED OFFICE... A-26
    Payment of Proceeds.................................................. A-27
 CASH VALUE.............................................................. A-28
 DEATH BENEFITS.......................................................... A-28
    Death Proceeds Payable............................................... A-29
    Change in Death Benefit Option....................................... A-30
    Increase in Face Amount.............................................. A-30
    Reduction in Face Amount............................................. A-30
 SURRENDERS AND PARTIAL WITHDRAWALS...................................... A-31
    Surrender............................................................ A-31
    Partial Withdrawal................................................... A-31
 TRANSFERS............................................................... A-33
    Transfer Option...................................................... A-33
 AUTOMATED INVESTMENT STRATEGIES......................................... A-36
 LOANS................................................................... A-37

                                                                                         PAGE
                                                                                         ----
LAPSE AND REINSTATEMENT................................................................. A-38
   Lapse................................................................................ A-38
   Reinstatement........................................................................ A-39
ADDITIONAL BENEFITS BY RIDER............................................................ A-39
THE FIXED ACCOUNT....................................................................... A-40
   General Description.................................................................. A-40
   Values and Benefits.................................................................. A-40
   Policy Transactions.................................................................. A-40
CHARGES................................................................................. A-41
   Deductions from Premiums............................................................. A-41
   Surrender Charge..................................................................... A-42
   Partial Withdrawal Charge............................................................ A-43
   Transfer Charge...................................................................... A-43
   Illustration of Benefits Charge...................................................... A-43
   Monthly Deduction from Cash Value.................................................... A-43
   Loan Interest Spread................................................................. A-45
   Charges Against the Portfolios and the Investment Divisions of the Separate Account.. A-46
TAX CONSIDERATIONS...................................................................... A-46
   Introduction......................................................................... A-46
   Tax Status of the Policy............................................................. A-46
   Tax Treatment of Policy Benefits..................................................... A-47
   MetLife's Income Taxes............................................................... A-50
DISTRIBUTION OF THE POLICIES............................................................ A-50
LEGAL PROCEEDINGS....................................................................... A-53
RESTRICTIONS ON FINANCIAL TRANSACTIONS.................................................. A-53
FINANCIAL STATEMENTS.................................................................... A-53
GLOSSARY................................................................................ A-54
APPENDIX A: GUIDELINE PREMIUM TEST AND CASH VALUE ACCUMULATION TEST..................... A-55
APPENDIX B: ILLUSTRATIONS OF DEATH BENEFITS, CASH VALUES AND CASH SURRENDER VALUES...... A-56

                         SUMMARY OF BENEFITS AND RISKS

This summary describes the Policy's important benefits and risks. The sections in the prospectus following this summary discuss the Policy in more detail. THE GLOSSARY AT THE END OF THE PROSPECTUS DEFINES CERTAIN WORDS AND PHRASES USED IN THIS PROSPECTUS.

BENEFITS OF THE POLICY

DEATH PROCEEDS. The Policy is designed to provide insurance protection. Upon receipt of satisfactory proof of the death of the insured, we pay death proceeds to the beneficiary of the Policy. Death proceeds generally equal the death benefit on the date of the insured's death plus any additional insurance provided by rider, less any outstanding loan and accrued loan interest.

CHOICE OF DEATH BENEFIT OPTION. You may choose among three death benefit options:

    --a level death benefit that equals the Policy's face amount,

    --a variable death benefit that equals the Policy's face amount plus the Policy's cash value, and

    --a combination variable and level death benefit that equals the Policy's face amount plus the Policy's cash value until the insured attains age 65 and equals the Policy's face amount thereafter.

The death benefit under any option could increase to satisfy Federal tax law requirements if the cash value reaches certain levels. After the first Policy year you may change your death benefit option, subject to our underwriting rules. A change in death benefit option may have tax consequences.

PREMIUM FLEXIBILITY. You can make premium payments based on a schedule you determine, subject to some limits. You may change your payment schedule at any time or make a payment that does not correspond to your schedule. We can, however, limit or prohibit payments in some situations.

RIGHT TO EXAMINE THE POLICY. During the first ten days following your receipt of the Policy, you have the right to return the Policy to us. If you exercise this right, we will refund the premiums you paid.

INVESTMENT OPTIONS. You can allocate your net premiums and cash value among your choice of sixty-eight Investment Divisions in the Separate Account, each of which corresponds to a mutual fund portfolio, or "Portfolio." The Portfolios available under the Policy include several common stock funds, including funds which invest primarily in foreign securities, as well as bond funds, balanced funds, asset allocation funds and funds that invest in exchange-traded funds. You may also allocate premiums and cash value to our Fixed Account which provides guarantees of interest and principal. You may change your allocation of future premiums at any time.

PARTIAL WITHDRAWALS. You may withdraw cash surrender value from your Policy at any time after the first Policy anniversary. The minimum amount you may withdraw is $500. We reserve the right to limit partial withdrawals to no more than 90% of the Policy's cash surrender value. We may limit the number of partial withdrawals to 12 per Policy year or impose a processing charge of $25 for each partial withdrawal. Partial withdrawals may have tax consequences.

TRANSFERS AND AUTOMATED INVESTMENT STRATEGIES. You may transfer your Policy's cash value among the Investment Divisions or between the Investment Divisions and the Fixed Account. The minimum amount you may transfer is $50, or if less, the total amount in the Investment Division or the Fixed Account. We may limit the number of transfers among the Investment Divisions and the Fixed Account to no more than four per Policy year. We may impose a processing charge of $25 for each transfer. We may also impose restrictions on frequent transfers. (See "Transfers" for additional information on such restrictions.) We offer five automated investment strategies that allow you to periodically transfer or reallocate your cash value among the Investment Divisions and the Fixed Account. (See "Automated Investment Strategies.")

LOANS. You may borrow from the cash value of your Policy. The minimum amount you may borrow is $500. The maximum amount you may borrow is an amount equal to the Policy's cash value net of the Surrender Charge, reduced by monthly deductions and interest charges through the next Policy anniversary, increased by interest credits through the next Policy anniversary, less any existing Policy loans. We charge you a maximum annual interest rate of 4.0% for the first ten Policy years and 3.0% thereafter. We credit interest at an annual rate of at least 3.0% on amounts we hold as collateral to support your loan. Loans may have tax consequences.

SURRENDERS. You may surrender the Policy for its cash surrender value at any time. Cash surrender value equals the cash value reduced by any Policy loan and accrued loan interest and by any applicable Surrender Charge. A surrender may have tax consequences.

TAX BENEFITS. We anticipate that the Policy should be deemed to be a life insurance contract under Federal tax law. Accordingly, undistributed increases in cash value should not be taxable to you. As long as your Policy is not a modified endowment contract, partial withdrawals should be non-taxable until you have withdrawn an amount equal to your total investment in the Policy. However, different rules apply in the first fifteen Policy years, when distributions accompanied by benefit reductions may be taxable prior to a complete withdrawal of your investment in the Policy. Always confirm in advance the tax consequences of a particular withdrawal with a qualified tax adviser. Death benefits paid to your beneficiary should generally be free of Federal income tax. Death benefits may be subject to estate taxes. Under current Federal income tax law, the taxable portion of distributions from variable life policies is taxed at ordinary income tax rates and does not qualify for the reduced tax rate applicable to long-term capital gains and dividends.

CONVERSION RIGHT. During the first two Policy years, you may convert the Policy to fixed benefit coverage by exchanging the Policy for a fixed benefit life insurance policy that we agree to, and that is issued by us or an affiliate that we name. We will make the exchange without evidence of insurability.

SUPPLEMENTAL BENEFITS AND RIDERS. We offer a variety of riders that provide supplemental benefits under the Policy. We generally deduct any monthly charges for these riders as part of the Monthly Deduction. Your registered representative can help you determine whether any of these riders are suitable for you.

PERSONALIZED ILLUSTRATIONS. You will receive personalized illustrations in connection with the purchase of this Policy that reflect your own particular circumstances. These hypothetical illustrations may help you to understand the long-term effects of different levels of investment performance, the possibility of lapse, and the charges and deductions under the Policy. They will also help you to compare this Policy to other life insurance policies. The personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or cash value.

RISKS OF THE POLICY

INVESTMENT RISK. If you invest your Policy's cash value in one or more of the Investment Divisions, then you will be subject to the risk that investment performance will be unfavorable and that your cash value will decrease. In addition, we deduct Policy fees and charges from your Policy's cash value, which can significantly reduce your Policy's cash value. During times of poor investment performance, this deduction will have an even greater impact on your Policy's cash value. It is possible to lose your full investment and your Policy could lapse without value, unless you pay additional premium. If you allocate cash value to the Fixed Account, then we credit such cash value with a declared rate of interest. You assume the risk that the rate may decrease, although it will never be lower than the guaranteed minimum annual effective rate of 3%.

SURRENDER AND WITHDRAWAL RISKS. The Policies are designed to provide lifetime insurance protection. They are not offered primarily as an investment, and should not be used as a short-term savings vehicle. If you surrender the Policy within the first ten Policy years (or within the first ten Policy years following a face amount increase), you will be subject to a Surrender Charge as well as income tax on any gain that is distributed or deemed to be distributed from the Policy. You will also be subject to a Surrender Charge if you make a partial withdrawal from the Policy within the first ten Policy years (or the first ten Policy years following the face amount increase) if the partial withdrawal reduces the face amount (or the face amount increase). If you surrender the Policy in the first Policy year (or in the first year following a face amount increase) we will also deduct an amount equal to the remaining first year Coverage Expense Charges.

You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Policy's cash value in the near future. Even if you do not ask to surrender your Policy, surrender charges may play a role in determining whether your Policy will lapse (terminate without value), because surrender charges determine the cash surrender value, which is a measure we use to determine whether your Policy will enter the grace period (and possibly lapse).

RISK OF LAPSE. Your Policy may lapse if you have paid an insufficient amount of premiums or if the investment experience of the Investment Divisions is poor. If your cash surrender value is not enough to pay the monthly deduction, your Policy may enter a 62-day grace period. We will notify you that the Policy will lapse unless you make a sufficient payment of additional premium during the grace period. Your Policy generally will not lapse if you pay certain required premium amounts and you are therefore protected by a Guaranteed Minimum Death Benefit. If your Policy does lapse, your insurance coverage will terminate, although you will be given an opportunity to reinstate it. Lapse of a Policy on which there is an outstanding loan may have adverse tax consequences.


TAX RISKS. We anticipate that the Policy should be deemed to be a life insurance contract under Federal tax law. However, the rules are not entirely clear in certain circumstances, for example, if your Policy is issued on a substandard basis. The death benefit under the Policy will never be less than the minimum amount required for the Policy to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Policy was issued. If your Policy is not treated as a life insurance contract under Federal tax law, increases in the Policy's cash value will be taxed currently.


Even if your Policy is treated as a life insurance contract for Federal tax purposes, it may become a modified endowment contract due to the payment of excess premiums or unnecessary premiums, due to a material change or due to a reduction in your death benefit. If your Policy becomes a modified endowment contract, surrenders, partial withdrawals and loans will be treated as a distribution of the earnings in the Policy and will be taxable as ordinary income to the extent thereof. In addition, if the Policy Owner is under age 59 1/2 at the time of the surrender, partial withdrawal or loan, the amount that is included in income will generally be subject to a 10% penalty tax.

If the Policy is not a modified endowment contract, distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income. However, different rules apply in the first fifteen Policy years, when distributions accompanied by benefit reductions may be taxable prior to a complete withdrawal of your investment in the Policy. Moreover, loans will generally not be treated as distributions prior to termination of your Policy, whether by lapse, surrender or exchange. Additionally, the tax consequences of loans outstanding after the tenth Policy year are uncertain. Finally, neither distributions nor loans from a Policy that is not a modified endowment contract are subject to the 10% penalty tax.

See "Tax Considerations." YOU SHOULD CONSULT A QUALIFIED TAX ADVISER FOR ASSISTANCE IN ALL POLICY-RELATED TAX MATTERS.

LOAN RISKS. A Policy loan, whether or not repaid, will affect the cash value of your Policy over time because we subtract the amount of the loan from the Investment Divisions and/or Fixed Account as collateral, and hold it in our Loan Account. This loan collateral does not participate in the investment experience of the Investment Divisions or receive any higher current interest rate credited to the Fixed Account.

We also reduce the amount we pay on the insured's death by the amount of any outstanding loan and accrued loan interest. Your Policy may lapse if your outstanding loan and accrued loan interest reduce the cash surrender value to zero.

If you surrender your Policy or your Policy lapses while there is an outstanding loan, there will generally be Federal income tax payable on the amount by which loans and partial withdrawals exceed the premiums paid. Since loans and partial withdrawals reduce your Policy's cash value, any remaining cash value may be insufficient to pay the income tax due.

LIMITATIONS ON CASH VALUE IN THE FIXED ACCOUNT. Transfers to and from the Fixed Account must generally be in amounts of $50 or more. Partial withdrawals from the Fixed Account must be in amounts of $500 or more. The total amount of transfers and withdrawals from the Fixed Account in a Policy year may generally not exceed the greater of 25% of the Policy's cash surrender value in the Fixed Account at the beginning of the year, or the maximum transfer amount for the preceding Policy year. We may also limit the number of transfers and partial withdrawals and may impose a processing charge for transfers and partial withdrawals. We are not currently imposing the maximum limit on transfers and withdrawals from the Fixed Account, but we reserve the right to do so. It is important to note that if we impose the maximum limit on transfers and withdrawals from the Fixed Account, it could take a number of years to fully transfer or withdraw a current balance from the Fixed Account. You should keep this in mind when considering whether an allocation of cash value to the Fixed Account is consistent with your risk tolerance and time horizon.

TAX LAW CHANGES. Tax laws, regulations, and interpretations have often been changed in the past and such changes continue to be proposed. To the extent that you purchase a Policy based on expected tax benefits, relative to other financial or investment products or strategies, there is no certainty that such advantages will always continue to exist.

RISKS OF THE PORTFOLIOS

A comprehensive discussion of the risks associated with each of the Portfolios can be found in the Portfolio prospectuses, which you can obtain by calling 1-800-638-5000. THERE IS NO ASSURANCE THAT ANY OF THE PORTFOLIOS WILL ACHIEVE ITS STATED INVESTMENT OBJECTIVE.

                                  FEE TABLES

   The following tables describe the fees and expenses that a Policy Owner will pay when buying, owning and surrendering the Policy. The first table describes the fees and expenses that a Policy Owner will pay at the time he or she buys the Policy, surrenders the Policy or transfers cash value among accounts.

   If the amount of a charge varies depending on the Policy Owner's or the insured's individual characteristics (such as age, sex, or risk class), the tables below show the minimum and maximum charges we assess under the Policy across the range of all possible individual characteristics, as well as the charges for a specified typical Policy Owner or insured. THESE CHARGES MAY NOT BE REPRESENTATIVE OF THE CHARGES YOU WILL ACTUALLY PAY UNDER THE POLICY. Your Policy's specifications page will indicate the maximum charges applicable to your Policy, and more detailed information concerning your charges is available on request from our Designated Office. Also, before you purchase the Policy, we will provide you personalized illustrations of your future benefits under the Policy based on the insured's age and risk class, the death benefit option, face amount, planned periodic premiums and riders requested.

TRANSACTION FEES

CHARGE                   WHEN CHARGE IS DEDUCTED   CURRENT AMOUNT DEDUCTED   MAXIMUM AMOUNT DEDUCTIBLE
-------------------------------------------------------------------------------------------------------
Sales Charge Imposed on  On payment of premium    2.25% of premiums paid     2.25% of each premium
Premiums                                          up to the Target Premium   paid
                                                  per Policy year/1/
-------------------------------------------------------------------------------------------------------
Premium Tax Imposed on   On payment of premium    2.0% in all Policy years   2.0% in all Policy years
Premiums
-------------------------------------------------------------------------------------------------------
Federal Tax Imposed on   On payment of premium    1.25% in all Policy years  1.25% in all Policy years
Premiums
-------------------------------------------------------------------------------------------------------

/1/The target premium varies based on individual characteristics, including the insured's issue age, risk class and except for unisex policies, sex.

CHARGE                         WHEN CHARGE IS DEDUCTED     CURRENT AMOUNT DEDUCTED    MAXIMUM AMOUNT DEDUCTIBLE
-----------------------------------------------------------------------------------------------------------------
Surrender Charge/1/           On surrender, lapse, or
                              face amount reduction in
                              the first ten Policy years
                              (and, with respect to a
                              face amount increase, in
                              the first ten Policy years
                              after the increase)

 MINIMUM AND                                              In Policy year 1, $3.75 to  In Policy year 1, $3.75 to
 MAXIMUM CHARGE                                           $38.25 per $1,000 of base   $38.25 per $1,000 of base
                                                          Policy face amount/2/       Policy face amount/2/

 CHARGE IN THE FIRST POLICY                               $14.00 per $1,000 of base   $14.00 per $1,000 of base
 YEAR FOR A MALE INSURED,                                 Policy face amount          Policy face amount
 AGE 35, IN THE PREFERRED
 NONSMOKER RISK CLASS
 WITH A BASE POLICY FACE
 AMOUNT OF $350,000
-----------------------------------------------------------------------------------------------------------------
Transfer Charge/3/            On transfer of cash value   Not currently charged       $25 for each transfer
                              among the Investment
                              Divisions and to and from
                              the Fixed Account
-----------------------------------------------------------------------------------------------------------------
Partial Withdrawal Charge     On partial withdrawal of    Not currently charged       $25 for each partial
                              cash value                                              withdrawal/4/
-----------------------------------------------------------------------------------------------------------------
Illustration of Benefits      On provision of each        Not currently charged       $25 per illustration
Charge                        illustration in excess of
                              one per year
-----------------------------------------------------------------------------------------------------------------

/1/The Surrender Charge varies based on individual characteristics, including the insured's issue age, risk class, sex (except for unisex policies), smoker status, and the Policy's face amount. The Surrender Charge may not be representative of the charge that a particular Policy Owner would pay. You can obtain more information about the Surrender Charge and other charges that would apply for a particular insured by contacting your registered representative.

/2/No Surrender Charge will apply on up to 10% of cash surrender value withdrawn each year. The Surrender Charge will remain level for one to three Policy years, and will then begin to decline on a monthly basis until it reaches zero in the last month of the tenth Policy year. The Surrender Charge applies to requested face amount reductions as well as to face amount reductions resulting from a change in death benefit option.

/3/The Portfolios in which the Investment Divisions invest may impose a redemption fee on shares held for a relatively short period.

/4/If imposed, the partial withdrawal charge would be in addition to any Surrender Charge that is imposed.

   The next table describes the fees and expenses that a Policy Owner will pay periodically during the time that he or she owns the Policy, not including Portfolio fees and expenses.

PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES

CHARGE                        WHEN CHARGE IS DEDUCTED     CURRENT AMOUNT DEDUCTED     MAXIMUM AMOUNT DEDUCTIBLE
-----------------------------------------------------------------------------------------------------------------
Cost of Insurance/1/

 MINIMUM AND                  Monthly                   $.01 to $83.33 per $1,000    $.02 to $83.33 per $1,000
 MAXIMUM CHARGE                                         of net amount at risk/2/     of net amount at risk/2/

 CHARGE IN THE FIRST POLICY   Monthly                   $.02 per $1,000 of net       $.09 per $1,000 of net
 YEAR FOR A MALE INSURED,                               amount at risk               amount at risk
 AGE 35, IN THE PREFERRED
 NONSMOKER RISK CLASS
 WITH A BASE POLICY FACE
 AMOUNT OF $350,000
-----------------------------------------------------------------------------------------------------------------
Policy Charge/3/

 POLICY FACE AMOUNT LESS      Monthly                   $12 in Policy year 1         $12 in Policy year 1
 THAN $50,000                                           $9 in Policy years 2+        $9 in Policy years 2+

 POLICY FACE AMOUNT OF        Monthly                   $15 in Policy year 1         $15 in Policy year 1
 $50,000 OR GREATER BUT                                 $8 in Policy years 2+        $8 in Policy years 2+
 LESS THAN $250,000
-----------------------------------------------------------------------------------------------------------------
Mortality and Expense         Monthly                   .60% in Policy years 1-10    .80% in Policy years 1-10
Risk Charge (annual rate                                .35% in Policy years 11-19   .35% in Policy years 11-19
imposed on cash value in                                .20% in Policy years 20-29   .20% in Policy years 20-29
the Separate Account)/4/                                .05% in Policy years 30+     .05% in Policy years 30+
-----------------------------------------------------------------------------------------------------------------
Coverage Expense
Charge/5/

 MINIMUM AND                  Monthly                   $.04 to $2.30 per $1,000 of  $.04 to $2.30 per $1,000
 MAXIMUM CHARGE                                         base Policy face amount in   of base Policy face
                                                        first eight Policy years/6/  amount

 CHARGE FOR A MALE            Monthly                   $.16 per $1,000 of base      $.16 per $1,000 of base
 INSURED, AGE 35, IN THE                                Policy face amount in first  Policy face amount
 PREFERRED NONSMOKER                                    eight Policy years/6/
 RISK CLASS WITH A BASE
 POLICY FACE AMOUNT OF
 $350,000
-----------------------------------------------------------------------------------------------------------------
Loan Interest Spread/7/       Annually (or on loan      1.00% of loan collateral in  1.00% of loan collateral in
                              termination, if earlier)  Policy years 1-10            Policy years 1-10
-----------------------------------------------------------------------------------------------------------------

/1/The cost of insurance charge varies based on individual characteristics, including the Policy's face amount and the insured's age, risk class and, except for unisex policies, sex. The cost of insurance charge may not be representative of the charge that a particular Policy Owner would pay. You can obtain more information about the cost of insurance or other charges that would apply for a particular insured by contacting your registered representative.

/2/The net amount at risk is the difference between the death benefit
   (generally discounted at the monthly equivalent of 3% per year) and the Policy's cash value.

/3/No Policy Charge applies to Policies issued with face amounts equal to or greater than $250,000.

/4/The Mortality and Expense Risk Charge depends on the Policy's net cash value. The percentages shown in the Current Amount Deducted column apply if the Policy's net cash value is less than an amount equal to five Target Premiums. The percentages decrease as the Policy's net cash value, measured as a multiple of Target Premiums increases. If the Policy's net cash value is equal to or greater than five but less than ten Target Premiums, the charge is 0.55% in Policy years 1-10, 0.30% in Policy years 11-19, 0.15% in Policy years 20-29 and 0.05% thereafter. If the Policy's cash value is equal to or greater than ten but less than 20 Target Premiums, the charge is 0.30% in Policy years 1-10, 0.15% in Policy years 11-19, 0.10% in Policy years 20-29 and 0.05% thereafter. If the Policy's net cash value is equal to 20 or more Target Premiums, the charge is 0.15% in Policy years 1-10, 0.10% in Policy years 11-19, and 0.05% thereafter. For cash value allocated to the Oppenheimer Global Equity Investment Division, we are waiving a portion of the Mortality and Expense Risk Charge equal to the amount by which the underlying Portfolio's expenses exceed 0.62%.

/5/If you surrender the Policy in the first Policy year (or in the first year following a face amount increase) we will deduct from the surrender proceeds an amount equal to the Coverage Expense Charges due for the remainder of the first Policy year (or the first year following the face amount increase). If the Policy's face amount is reduced in the first year following a face amount increase, we will deduct from the cash value an amount equal to the Coverage Expense Charges due for the remainder of the first year following the face amount increase.

/6/The Coverage Expense Charge is imposed in Policy years 1-8 and, with respect to a requested face amount increase, during the first eight years following the increase.

/7/We charge interest on Policy loans at an effective rate of 4.0% per year in Policy years 1-10 and 3.0% thereafter. Cash value we hold as security for the loan ("loan collateral") earns interest at an effective rate of not less than 3.0% per year. The loan interest spread is the difference between these interest rates.

CHARGES FOR OPTIONAL FEATURES (RIDERS):

CHARGE                        WHEN CHARGE IS DEDUCTED    CURRENT AMOUNT DEDUCTED     MAXIMUM AMOUNT DEDUCTIBLE
----------------------------------------------------------------------------------------------------------------
Guaranteed Survivor
Income Benefit Rider

 MINIMUM AND                         Monthly           $.01 to $1.08 per $1,000     $.01 to $83.33 per $1,000
 MAXIMUM CHARGE                                        of Eligible Death Benefit    of Eligible Death Benefit

 CHARGE FOR A MALE                   Monthly           $.02 per $1,000 of Eligible  $.02 per $1,000 of Eligible
 INSURED, AGE 35, IN THE                               Death Benefit                Death Benefit
 PREFERRED NONSMOKER
 RISK CLASS WITH AN
 ELIGIBLE DEATH BENEFIT OF
 $350,000
----------------------------------------------------------------------------------------------------------------
Children's Term                      Monthly           $.40 per $1,000 of rider     $.40 per $1,000 of rider
Insurance Rider                                        face amount                  face amount
----------------------------------------------------------------------------------------------------------------
Waiver of Monthly
Deduction Rider

 MINIMUM AND                         Monthly           $.00 to $61.44 per $100      $.00 to $61.44 per $100
 MAXIMUM CHARGE                                        of Monthly Deduction         of Monthly Deduction

 CHARGE IN THE FIRST POLICY          Monthly           $6.30 per $100 of            $6.30 per $100 of
 YEAR FOR A MALE INSURED,                              Monthly Deduction            Monthly Deduction
 AGE 35, IN THE STANDARD
 NONSMOKER RISK CLASS
----------------------------------------------------------------------------------------------------------------
Waiver of Specified
Premium Rider

 MINIMUM AND                         Monthly           $.00 to $21.75 per $100      $.00 to $21.75 per $100
 MAXIMUM CHARGE                                        of Specified Premium         of Specified Premium

 CHARGE IN THE FIRST POLICY          Monthly           $3.00 per $100 of            $3.00 per $100 of
 YEAR FOR A MALE INSURED,                              Specified Premium            Specified Premium
 AGE 35, IN THE STANDARD
 NONSMOKER RISK CLASS
----------------------------------------------------------------------------------------------------------------

CHARGE                        WHEN CHARGE IS DEDUCTED   CURRENT AMOUNT DEDUCTED    MAXIMUM AMOUNT DEDUCTIBLE
--------------------------------------------------------------------------------------------------------------
Options to Purchase
Additional Insurance
Coverage Rider

 MINIMUM AND                   Monthly                 $.02 to $.25 per $1,000 of  $.02 to $.25 per $1,000 of
 MAXIMUM CHARGE                                        Option amount               Option amount

 CHARGE FOR A MALE             Monthly                 $.03 per $1,000 of Option   $.03 per $1,000 of Option
 INSURED, AGE 35, IN THE                               amount                      amount
 PREFERRED NONSMOKER
 RISK CLASS
--------------------------------------------------------------------------------------------------------------
Accidental Death Benefit
Rider

 MINIMUM AND                   Monthly                 $.00 to $.34 per $1,000 of  $.00 to $83.33 per $1,000
 MAXIMUM CHARGE                                        rider face amount           of rider face amount

 CHARGE IN THE FIRST POLICY    Monthly                 $.05 per $1,000 of rider    $.08 per $1,000 of rider
 YEAR FOR A MALE INSURED,                              face amount                 face amount
 AGE 35, IN THE PREFERRED
 NONSMOKER RISK CLASS
--------------------------------------------------------------------------------------------------------------
Guaranteed Minimum
Death Benefit Rider

 MINIMUM AND                   Monthly                 $.03 to $.14 per $1,000 of  $.03 to $83.33 per $1,000
 MAXIMUM CHARGE                                        net amount at risk          of net amount at risk

 CHARGE FOR A MALE             Monthly                 $.03 per $1,000 of net      $.03 per $1,000 of net
 INSURED, AGE 45, IN THE                               amount at risk              amount at risk
 PREFERRED NONSMOKER
 RISK CLASS
--------------------------------------------------------------------------------------------------------------
Acceleration of Death          At time of benefit      Not currently charged       One-time fee of $150
Benefit Rider                  payment
--------------------------------------------------------------------------------------------------------------
Overloan Protection Rider      At time of exercise     One-time fee of 3.5% of     One-time fee of 3.5% of
                                                       Policy cash value           Policy cash value
--------------------------------------------------------------------------------------------------------------


ANNUAL PORTFOLIO OPERATING EXPENSES


   The next table describes the Portfolio fees and expenses that a Policy Owner may pay periodically during the time that he or she owns the Policy. The table shows the minimum and maximum total operating expenses charged by the Portfolios for the fiscal year ended December 31, 2013. Expenses of the Portfolios may be higher or lower in the future. More detail concerning each Portfolio's fees and expenses is contained in the table that follows and in the prospectus for each Portfolio.



                                                                  MINIMUM MAXIMUM
                                                                  ------- -------
Total Annual Portfolio Operating Expenses
  (expenses that are deducted from Portfolio assets, including
  management fees, distribution (12b-1) fees and other expenses).  0.27%   1.90%

   The following table describes the annual operating expenses for each Portfolio for the year ended December 31, 2013, before and after applicable fee waivers and expense reimbursements:


ANNUAL OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)




                                                          DISTRIBUTION            ACQUIRED    TOTAL    FEE WAIVER   NET TOTAL
                                                             AND/OR               FUND FEES  ANNUAL      AND/OR      ANNUAL
                                              MANAGEMENT SERVICE (12B-1)  OTHER      AND    OPERATING    EXPENSE    OPERATING
                                                 FEE          FEES       EXPENSES EXPENSES  EXPENSES  REIMBURSEMENT EXPENSES
                                              ---------- --------------- -------- --------- --------- ------------- ---------

METROPOLITAN SERIES FUND -- CLASS A
Baillie Gifford International Stock
 Portfolio...................................   0.79%            --       0.08%        --     0.87%       0.12%       0.75%
Barclays Aggregate Bond Index Portfolio......   0.25%            --       0.03%        --     0.28%       0.01%       0.27%
BlackRock Bond Income Portfolio..............   0.33%            --       0.02%        --     0.35%       0.00%       0.35%
BlackRock Capital Appreciation Portfolio.....   0.69%            --       0.02%        --     0.71%       0.01%       0.70%
BlackRock Large Cap Value Portfolio..........   0.63%            --       0.02%        --     0.65%       0.06%       0.59%
Frontier Mid Cap Growth Portfolio............   0.72%            --       0.03%        --     0.75%       0.01%       0.74%
Jennison Growth Portfolio....................   0.60%            --       0.02%        --     0.62%       0.07%       0.55%
Loomis Sayles Small Cap Core Portfolio.......   0.90%            --       0.05%     0.12%     1.07%       0.07%       1.00%
Loomis Sayles Small Cap Growth
 Portfolio...................................   0.90%            --       0.05%        --     0.95%       0.09%       0.86%
Met/Artisan Mid Cap Value Portfolio..........   0.81%            --       0.02%        --     0.83%          --       0.83%
MetLife Asset Allocation 20 Portfolio........   0.09%            --       0.02%     0.52%     0.63%       0.01%       0.62%
MetLife Asset Allocation 40 Portfolio........   0.07%            --       0.01%     0.57%     0.65%          --       0.65%
MetLife Asset Allocation 60 Portfolio........   0.06%            --          --     0.62%     0.68%          --       0.68%
MetLife Asset Allocation 80 Portfolio........   0.06%            --       0.01%     0.66%     0.73%          --       0.73%
MetLife Mid Cap Stock Index Portfolio........   0.25%            --       0.05%     0.02%     0.32%       0.00%       0.32%
MetLife Stock Index Portfolio................   0.25%            --       0.02%        --     0.27%       0.01%       0.26%
MFS(R) Total Return Portfolio................   0.55%            --       0.04%        --     0.59%          --       0.59%
MFS(R) Value Portfolio.......................   0.70%            --       0.02%        --     0.72%       0.14%       0.58%
MSCI EAFE(R) Index Portfolio.................   0.30%            --       0.10%     0.01%     0.41%       0.00%       0.41%
Neuberger Berman Genesis Portfolio...........   0.80%            --       0.03%        --     0.83%       0.01%       0.82%
Russell 2000(R) Index Portfolio..............   0.25%            --       0.06%     0.11%     0.42%       0.00%       0.42%
T. Rowe Price Large Cap Growth
 Portfolio...................................   0.60%            --       0.03%        --     0.63%       0.01%       0.62%
T. Rowe Price Small Cap Growth
 Portfolio...................................   0.48%            --       0.04%        --     0.52%          --       0.52%
Van Eck Global Natural Resources
 Portfolio...................................   0.78%            --       0.03%     0.01%     0.82%       0.01%       0.81%
Western Asset Management Strategic Bond
 Opportunities Portfolio.....................   0.60%            --       0.06%        --     0.66%       0.04%       0.62%
Western Asset Management U.S.
 Government Portfolio........................   0.47%            --       0.02%        --     0.49%       0.01%       0.48%
WMC Balanced Portfolio.......................   0.46%            --       0.05%        --     0.51%       0.00%       0.51%
WMC Core Equity Opportunities Portfolio......   0.70%            --       0.02%        --     0.72%       0.11%       0.61%

MET INVESTORS SERIES TRUST
AllianceBernstein Global Dynamic Allocation
 Portfolio -- Class B........................   0.61%         0.25%       0.03%     0.01%     0.90%       0.02%       0.88%
Allianz Global Investors Dynamic Multi-Asset
 Plus Portfolio -- Class B...................   0.68%         0.25%       0.93%        --     1.86%       0.66%       1.20%
American Funds(R) Balanced Allocation
 Portfolio -- Class B........................   0.06%         0.25%          --     0.42%     0.73%          --       0.73%
American Funds(R) Growth Allocation
 Portfolio -- Class B........................   0.06%         0.25%       0.01%     0.43%     0.75%          --       0.75%

                                                         DISTRIBUTION            ACQUIRED    TOTAL    FEE WAIVER   NET TOTAL
                                                            AND/OR               FUND FEES  ANNUAL      AND/OR      ANNUAL
                                             MANAGEMENT SERVICE (12B-1)  OTHER      AND    OPERATING    EXPENSE    OPERATING
                                                FEE          FEES       EXPENSES EXPENSES  EXPENSES  REIMBURSEMENT EXPENSES
                                             ---------- --------------- -------- --------- --------- ------------- ---------
American Funds(R) Moderate Allocation
 Portfolio -- Class B.......................   0.06%         0.25%       0.01%     0.40%     0.72%          --       0.72%
AQR Global Risk Balanced Portfolio --
 Class B....................................   0.61%         0.25%       0.04%     0.03%     0.93%       0.02%       0.91%
BlackRock Global Tactical Strategies
 Portfolio -- Class B.......................   0.66%         0.25%       0.01%     0.14%     1.06%       0.03%       1.03%
Clarion Global Real Estate Portfolio --
 Class A....................................   0.60%            --       0.05%        --     0.65%          --       0.65%
ClearBridge Aggressive Growth Portfolio --
 Class A....................................   0.59%            --       0.02%        --     0.61%       0.00%       0.61%
Harris Oakmark International Portfolio --
 Class A....................................   0.77%            --       0.06%        --     0.83%       0.02%       0.81%
Invesco Balanced-Risk Allocation
 Portfolio -- Class B.......................   0.64%         0.25%       0.04%     0.03%     0.96%       0.03%       0.93%
Invesco Mid Cap Value Portfolio --
 Class A....................................   0.65%            --       0.05%     0.08%     0.78%       0.02%       0.76%
Invesco Small Cap Growth Portfolio --
 Class A....................................   0.85%            --       0.02%        --     0.87%       0.02%       0.85%
JPMorgan Global Active Allocation
 Portfolio -- Class B.......................   0.74%         0.25%       0.09%        --     1.08%       0.05%       1.03%
JPMorgan Small Cap Value Portfolio --
 Class A....................................   0.77%            --       0.06%     0.04%     0.87%       0.09%       0.78%
Loomis Sayles Global Markets Portfolio --
 Class A....................................   0.70%            --       0.08%        --     0.78%          --       0.78%
Lord Abbett Bond Debenture Portfolio --
 Class A....................................   0.51%            --       0.03%        --     0.54%          --       0.54%
Met/Templeton International Bond
 Portfolio -- Class A.......................   0.60%            --       0.12%        --     0.72%          --       0.72%
MetLife Asset Allocation 100 Portfolio --
 Class A....................................   0.07%            --       0.01%     0.70%     0.78%          --       0.78%
MetLife Balanced Plus Portfolio --
 Class B....................................   0.24%         0.25%       0.01%     0.42%     0.92%       0.00%       0.92%
MetLife Multi-Index Targeted Risk
 Portfolio -- Class B.......................   0.18%         0.25%       0.11%     0.22%     0.76%          --       0.76%
MFS(R) Emerging Markets Equity Portfolio --
 Class A....................................   0.87%            --       0.15%        --     1.02%       0.01%       1.01%
MFS(R) Research International Portfolio --
 Class A....................................   0.68%            --       0.07%        --     0.75%       0.06%       0.69%
Morgan Stanley Mid Cap Growth
 Portfolio -- Class A.......................   0.64%            --       0.05%        --     0.69%       0.01%       0.68%
Oppenheimer Global Equity Portfolio --
 Class A....................................   0.67%            --       0.08%        --     0.75%       0.03%       0.72%
PanAgora Global Diversified Risk
 Portfolio -- Class B.......................   0.65%         0.25%       0.98%     0.02%     1.90%       0.58%       1.32%
PIMCO Inflation Protected Bond Portfolio --
 Class A....................................   0.47%            --       0.08%        --     0.55%       0.00%       0.55%
PIMCO Total Return Portfolio -- Class A.....   0.48%            --       0.03%        --     0.51%          --       0.51%
Pyramis(R) Managed Risk Portfolio --
 Class B....................................   0.45%         0.25%       0.45%     0.46%     1.61%       0.35%       1.26%
Schroders Global Multi-Asset Portfolio --
 Class B....................................   0.65%         0.25%       0.10%     0.05%     1.05%          --       1.05%
SSgA Growth and Income ETF Portfolio --
 Class A....................................   0.30%            --       0.01%     0.23%     0.54%          --       0.54%

                                                        DISTRIBUTION            ACQUIRED    TOTAL    FEE WAIVER   NET TOTAL
                                                           AND/OR               FUND FEES  ANNUAL      AND/OR      ANNUAL
                                            MANAGEMENT SERVICE (12B-1)  OTHER      AND    OPERATING    EXPENSE    OPERATING
                                               FEE          FEES       EXPENSES EXPENSES  EXPENSES  REIMBURSEMENT EXPENSES
                                            ---------- --------------- -------- --------- --------- ------------- ---------
SSgA Growth ETF Portfolio -- Class A.......   0.32%            --       0.01%     0.25%     0.58%          --       0.58%
T. Rowe Price Mid Cap Growth Portfolio --
 Class A...................................   0.75%            --       0.03%        --     0.78%          --       0.78%
WMC Large Cap Research Portfolio --
 Class A...................................   0.59%            --       0.03%        --     0.62%       0.05%       0.57%

AMERICAN FUNDS INSURANCE SERIES(R) --
 CLASS 2
American Funds Bond Fund...................   0.37%         0.25%       0.02%        --     0.64%          --       0.64%
American Funds Global Small Capitalization
 Fund......................................   0.70%         0.25%       0.04%        --     0.99%          --       0.99%
American Funds Growth Fund.................   0.33%         0.25%       0.02%        --     0.60%          --       0.60%
American Funds Growth-Income Fund..........   0.27%         0.25%       0.02%        --     0.54%          --       0.54%

FRANKLIN TEMPLETON VARIABLE INSURANCE
 PRODUCTS TRUST -- CLASS 2
Franklin Income VIP Fund...................   0.45%         0.25%       0.02%        --     0.72%          --       0.72%
Franklin Mutual Shares VIP Fund............   0.60%         0.25%       0.11%        --     0.96%          --       0.96%



   The information shown in the table above was provided by the Portfolios and we have not independently verified that information. Net Total Annual Operating Expenses shown in the table reflect any current fee waiver or expense reimbursement arrangement that will remain in effect for a period of at least one year from the date of the Portfolio's 2014 prospectus. "0.00%" in the Fee Waiver and/or Expense Reimbursement column indicates that there is such an arrangement in effect for the Portfolio, but that the expenses of the Portfolio are below the level that would trigger the waiver or reimbursement. Fee waiver and expense reimbursement arrangements with a duration of less than one year, or arrangements that may be terminated without the consent of the Portfolio's board of directors or trustees, are not shown.

   Certain Portfolios that have "Acquired Fund Fees and Expenses" are "funds of funds." A fund of funds invests substantially all of its assets in other underlying funds. Because the Portfolio invests in other funds, it will bear its pro rata portion of the operating expenses of those underlying funds, including the management fee.


   THE AMERICAN FUNDS INSURANCE SERIES AND THE FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST ARE NOT AFFILIATED WITH METROPOLITAN LIFE INSURANCE COMPANY. FOR INFORMATION CONCERNING COMPENSATION PAID FOR THE SALE OF THE POLICIES, SEE "DISTRIBUTION OF THE POLICIES."

                               HOW THE POLICY WORKS
                                  [FLOW CHART]

PREMIUM PAYMENTS

-  Flexible

-  Planned premium options

-  Guaranteed Minimum Death Benefit premium (5-year, 20-year, or to age 65)

CHARGES FROM PREMIUM PAYMENTS

- Sales Load: 2.25% up to Target Premium per Policy year (maximum 2.25% on all premiums)

-  Premium Tax Charge: 2.0%

-  Charge for Federal Taxes: 1.25%

CASH VALUES

- Net premium payments invested in your choice of Portfolio investments (after an initial period in the Fixed Account) or the Fixed Account

- The cash value reflects investment experience, interest, premium payments, policy charges and any distributions from the Policy

-  We do not guarantee the cash value invested in the Portfolios

-  Any earnings you accumulate are generally free of any current income taxes

- You may change the allocation of future net premiums at any time. You may transfer funds among Investment Divisions (and to the Fixed Account). Currently we do not limit the number of Investment Division transfers you can make in a Policy year (subject to restrictions we impose on frequent transfers).

- We reserve the right to impose a $25 charge on each partial withdrawal and on each Investment Division transfer (including a transfer between an Investment Division and the Fixed Account)

- We may limit the amount of transfers from (and in some cases to) the Fixed Account

LOANS

-  You may borrow your cash value

-  Loan interest charge is 4.0% in Policy years 1-10 and 3.0% thereafter.

- We transfer loaned funds out of the Fixed Account and the Investment Divisions into the Loan Account where we credit them with not less than 3.0% interest.

RETIREMENT BENEFITS

-  Fixed settlement options are available for policy proceeds

DEATH BENEFIT

-  Level, Variable and combined Level/Variable Death Benefit Options

- Guaranteed not to be less than face amount (less any loan and loan interest) if the Guaranteed Minimum Death Benefit is in effect.

- On or after age 121, under Options A and C, equal to the greater of (1) the face amount of the Policy as of the insured's age 121; and (2) 101% of the Policy's cash value. Under Option B, the face amount of the Policy as of the insured's age 121, plus the Policy's cash value.

-  Generally income tax free to named beneficiary; may be subject to estate tax.

DAILY DEDUCTIONS FROM ASSETS OF THE SEPARATE ACCOUNT

- Investment advisory fees and other expenses are deducted from the Portfolio values

BEGINNING OF MONTH CHARGES

- We deduct the cost of insurance protection (reflecting any substandard risk rating) from the cash value each month

-  Any Rider Charges

- Policy Charge: $15.00 per month first year and $8.00 per month thereafter for Policies issued with face amounts of $50,000 or greater, but less than $250,000; $12.00 per month first year and $9.00 per month thereafter for Policies issued with face amounts of less than $50,000

- Coverage Expense Charge: Monthly charge imposed on base Policy face amount that applies during the first eight Policy years or during the first eight years following a face amount increase (in all years on a guaranteed basis).

- Mortality and Expense Risk Charge applied against the cash value in the Separate Account at a maximum annual rate of .80% in Policy years 1-10; .35% in Policy years 11-19; .20% in Policy years 20-29; and .05% thereafter

SURRENDER CHARGE

- Applies on lapse, surrender, face amount reduction, or partial withdrawal or change in death benefit option that results in face reduction in first ten Policy years (or in the first ten Policy years following a face amount increase). Maximum charge applies in up to the first three Policy years. Thereafter, the charge decreases on a monthly basis over the remaining years of the surrender charge period.

LIVING BENEFITS

- If policyholder has elected and qualified for benefits for disability and becomes totally disabled, we will waive the monthly deduction or a specified amount of monthly premium during the period of disability up to certain limits.

-  You may surrender the Policy at any time for its cash surrender value

- Deferred income taxes, including taxes on certain amounts borrowed, become payable upon surrender or lapse

- Grace period for lapsing with no value is 62 days from the first date in which Monthly Deduction was not paid due to insufficient cash value

- Subject to our rules, you may reinstate a lapsed Policy within three years of date of lapse if it has not been surrendered

                       THE COMPANY, THE SEPARATE ACCOUNT
                              AND THE PORTFOLIOS

THE COMPANY

   Metropolitan Life Insurance Company is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company. Our principal office is located at 200 Park Avenue, New York, New York 10166. MetLife is licensed to sell life insurance in all states and the District of Columbia, but we only offer the Policies in New York. We are obligated to pay all benefits under the Policies.

THE SEPARATE ACCOUNT

   Metropolitan Life Separate Account UL is the funding vehicle for the Policies and other variable life insurance policies that we issue. Income and realized and unrealized capital gains and losses of the Separate Account are credited to the Separate Account without regard to any of our other income or capital gains or losses. Although we own the assets of the Separate Account, applicable law provides that the portion of the Separate Account assets equal to the reserves and other liabilities of the Separate Account may not be charged with liabilities that arise out of any other business we conduct. This means that the assets of the Separate Account are not available to meet the claims of our general creditors, and may only be used to support the cash values of the variable life insurance policies issued by the Separate Account.

   We are obligated to pay the death benefit under the Policy even if that amount exceeds the Policy's cash value in the Separate Account. The amount of the death benefit that exceeds the Policy's cash value in the Separate Account is paid from our general account. Death benefits paid from the general account are subject to the financial strength and claims-paying ability of the Company. For other life insurance policies and annuity contracts that we issue, we pay all amounts owed under the policies and contracts from the general account. MetLife is regulated as an insurance company under state law, which generally imposes restrictions on the amount and type of investments in the general account. However, there is no guarantee that we will be able to meet our claims-paying obligations. There are risks to purchasing any insurance product.

   The investment adviser to certain of the Portfolios offered with the Policy or with other variable life insurance policies issued through the Separate Account may be regulated as Commodity Pool Operators. While it does not concede that the Separate Account is a commodity pool, MetLife has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodities Exchange Act ("CEA"), and is not subject to registration or regulation as a pool operator under the CEA.

THE PORTFOLIOS

   Each Investment Division of the Separate Account invests in a corresponding Portfolio. Each Portfolio is part of an open-end management investment company, more commonly known as a mutual fund, that serves as an investment vehicle for variable life insurance and variable annuity separate accounts of various insurance companies. The mutual funds that offer the Portfolios are the Metropolitan Series Fund, the Met Investors Series Trust, the American Funds Insurance Series and the Franklin Templeton Variable Insurance Products Trust. Each of these mutual funds has an investment adviser responsible for overall management of the fund. Some investment advisers have contracted with sub-advisers to make the day-to-day investment decisions for the Portfolios.

   The adviser, sub-adviser and investment objective of each Portfolio are as follows:


METROPOLITAN SERIES FUND                                                ADVISER: METLIFE ADVISERS, LLC
PORTFOLIO                                      SUB-ADVISER                  INVESTMENT OBJECTIVE
---------                                       -----------                  --------------------

Baillie Gifford International Stock  Baillie Gifford Overseas Limited  Long-term growth of capital.
  Portfolio

Barclays Aggregate Bond Index        MetLife Investment Management,    To track the performance of the
  Portfolio                          LLC                               Barclays U.S. Aggregate Bond
                                                                       Index.

PORTFOLIO                                          SUB-ADVISER                        INVESTMENT OBJECTIVE
---------                                           -----------                       --------------------

BlackRock Bond Income Portfolio        BlackRock Advisors, LLC               A competitive total return primarily
                                                                             from investing in fixed-income
                                                                             securities.

BlackRock Capital Appreciation         BlackRock Advisors, LLC               Long-term growth of capital.
  Portfolio

BlackRock Large Cap Value Portfolio    BlackRock Advisors, LLC               Long-term growth of capital.

Frontier Mid Cap Growth Portfolio      Frontier Capital Management           Maximum capital appreciation.
                                       Company, LLC

Jennison Growth Portfolio              Jennison Associates LLC               Long-term growth of capital.

Loomis Sayles Small Cap Core           Loomis, Sayles & Company, L.P.        Long-term capital growth from
  Portfolio                                                                  investments in common stocks or
                                                                             other equity securities.

Loomis Sayles Small Cap Growth         Loomis Sayles & Company, L.P.         Long-term capital growth.
  Portfolio

Met/Artisan Mid Cap Value Portfolio    Artisan Partners Limited Partnership  Long-term capital growth.

MetLife Asset Allocation 20 Portfolio  N/A                                   High level of current income, with
  (formerly MetLife Conservative                                             growth of capital as a secondary
  Allocation Portfolio)                                                      objective.

MetLife Asset Allocation 40 Portfolio  N/A                                   High total return in the form of
  (formerly MetLife Conservative to                                          income and growth of capital, with a
  Moderate Allocation Portfolio)                                             greater emphasis on income.

MetLife Asset Allocation 60 Portfolio  N/A                                   A balance between a high level of
  (formerly MetLife Moderate                                                 current income and growth of
  Allocation Portfolio)                                                      capital, with a greater emphasis on
                                                                             growth of capital.

MetLife Asset Allocation 80 Portfolio  N/A                                   Growth of capital.
  (formerly MetLife Moderate to
  Aggressive Allocation Portfolio)

MetLife Mid Cap Stock Index            MetLife Investment Management,        To track the performance of the
  Portfolio                            LLC                                   Standard & Poor's MidCap 400(R)
                                                                             Composite Stock Price Index.

MetLife Stock Index Portfolio          MetLife Investment Management,        To track the performance of the
                                       LLC                                   Standard & Poor's 500(R) Composite
                                                                             Stock Price Index.

MFS(R) Total Return Portfolio          Massachusetts Financial Services      Favorable total return through
                                       Company                               investment in a diversified portfolio.

MFS(R) Value Portfolio                 Massachusetts Financial Services      Capital appreciation.
                                       Company

MSCI EAFE(R) Index Portfolio           MetLife Investment Management,        To track the performance of the
                                       LLC                                   MSCI EAFE(R) Index.

Neuberger Berman Genesis               Neuberger Berman Management           High total return, consisting
  Portfolio                            LLC                                   principally of capital appreciation.

Russell 2000(R) Index Portfolio        MetLife Investment Management,        To track the performance of the
                                       LLC                                   Russell 2000(R) Index.

T. Rowe Price Large Cap Growth         T. Rowe Price Associates, Inc.        Long-term growth of capital.
  Portfolio

T. Rowe Price Small Cap Growth         T. Rowe Price Associates, Inc.        Long-term capital growth.
  Portfolio

PORTFOLIO                                        SUB-ADVISER                    INVESTMENT OBJECTIVE
---------                                        -----------                     --------------------

Van Eck Global Natural Resources      Van Eck Associates Corporation     Long-term capital appreciation with
  Portfolio                                                              income as a secondary
                                                                         consideration.

Western Asset Management              Western Asset Management           To maximize total return consistent
  Strategic Bond Opportunities        Company                            with preservation of capital.
  Portfolio

Western Asset Management U.S.         Western Asset Management           To maximize total return consistent
  Government Portfolio                Company                            with preservation of capital and
                                                                         maintenance of liquidity.

WMC Balanced Portfolio (formerly      Wellington Management Company,     Long-term capital appreciation with
  BlackRock Diversified Portfolio)    LLP                                some current income.

WMC Core Equity Opportunities         Wellington Management Company,     Seeks to provide a growing stream
  Portfolio (formerly Davis Venture   LLP                                of income over time and,
  Value Portfolio)                                                       secondarily, long-term capital
                                                                         appreciation and current income.

MET INVESTORS SERIES TRUST                                                     ADVISER: METLIFE ADVISERS, LLC
PORTFOLIO                                        SUB-ADVISER                    INVESTMENT OBJECTIVE
---------                                        -----------                     --------------------

AllianceBernstein Global Dynamic      AllianceBernstein L.P.             Seeks capital appreciation and
  Allocation Portfolio                                                   current income.

Allianz Global Investors Dynamic      Allianz Global Investors U.S. LLC  Seeks total return.
  Multi-Asset Plus Portfolio

American Funds(R) Balanced            N/A                                A balance between a high level of
  Allocation Portfolio                                                   current income and growth of
                                                                         capital, with a greater emphasis on
                                                                         growth of capital.

American Funds(R) Growth Allocation   N/A                                Growth of capital.
  Portfolio

American Funds(R) Moderate            N/A                                A high total return in the form of
  Allocation Portfolio                                                   income and growth of capital, with a
                                                                         greater emphasis on income.

AQR Global Risk Balanced Portfolio    AQR Capital Management, LLC        Seeks total return.

BlackRock Global Tactical Strategies  BlackRock Financial Management,    Seeks capital appreciation and
  Portfolio                           Inc.                               current income.

Clarion Global Real Estate Portfolio  CBRE Clarion Securities LLC        Total return through investment in
                                                                         real estate securities, emphasizing
                                                                         both capital appreciation and
                                                                         current income.

ClearBridge Aggressive Growth         ClearBridge Investments, LLC       Capital appreciation.
  Portfolio

Harris Oakmark International          Harris Associates L.P.             Long-term capital appreciation.
  Portfolio

Invesco Balanced-Risk Allocation      Invesco Advisers, Inc.             Seeks total return.
  Portfolio

Invesco Mid Cap Value Portfolio       Invesco Advisers, Inc.             High total return by investing in
  (formerly Lord Abbett Mid Cap                                          equity securities of mid-sized
  Value Portfolio)                                                       companies.

Invesco Small Cap Growth Portfolio    Invesco Advisers, Inc.             Long-term growth of capital.

JPMorgan Global Active Allocation     J.P. Morgan Investment             Seeks capital appreciation and
  Portfolio                           Management Inc.                    current income.

PORTFOLIO                                      SUB-ADVISER                     INVESTMENT OBJECTIVE
---------                                       -----------                    --------------------

JPMorgan Small Cap Value Portfolio   J.P. Morgan Investment            Long-term capital growth.
                                     Management Inc.

Loomis Sayles Global Markets         Loomis Sayles & Company, L.P.     High total investment return
  Portfolio                                                            through a combination of capital
                                                                       appreciation and income.

Lord Abbett Bond Debenture           Lord, Abbett & Co. LLC            High current income and the
  Portfolio                                                            opportunity for capital appreciation
                                                                       to produce a high total return.

Met/Templeton International Bond     Franklin Advisers, Inc.           Current income with capital
  Portfolio                                                            appreciation and growth of income.

MetLife Asset Allocation 100         N/A                               Growth of capital.
  Portfolio (formerly MetLife
  Aggressive Strategy Portfolio)

MetLife Balanced Plus Portfolio      Pacific Investment Management     A balance between a high level of
                                     Company LLC (Overlay Portion)     current income and growth of
                                                                       capital, with a greater emphasis on
                                                                       growth of capital.

MetLife Multi-Index Targeted Risk    MetLife Investment                Seeks a balance between growth of
  Portfolio                          Management, LLC                   capital and current income, with a
                                     (Overlay Portion)                 greater emphasis on growth of
                                                                       capital.

MFS(R) Emerging Markets Equity       Massachusetts Financial Services  Capital appreciation.
  Portfolio                          Company

MFS(R) Research International        Massachusetts Financial Services  Capital appreciation.
  Portfolio                          Company

Morgan Stanley Mid Cap Growth        Morgan Stanley Investment         Capital appreciation.
  Portfolio                          Management Inc.

Oppenheimer Global Equity Portfolio  OppenheimerFunds, Inc.            Capital appreciation.

PanAgora Global Diversified Risk     PanAgora Asset Management, Inc.   Seeks total return.
  Portfolio

PIMCO Inflation Protected Bond       Pacific Investment Management     Maximum real return, consistent
  Portfolio                          Company LLC                       with preservation of capital and
                                                                       prudent investment management.

PIMCO Total Return Portfolio         Pacific Investment Management     Maximum total return, consistent
                                     Company LLC                       with the preservation of capital and
                                                                       prudent investment management.

Pyramis Managed Risk Portfolio       Pyramis Global Advisors, LLC      Seeks total return.

Schroders Global Multi-Asset         Schroder Investment Management    Seeks capital appreciation and
  Portfolio                          North America Inc.                current income.

SSgA Growth and Income ETF           SSgA Funds Management, Inc.       Growth of capital and income.
  Portfolio

SSgA Growth ETF Portfolio            SSgA Funds Management, Inc.       Growth of capital.

T. Rowe Price Mid Cap Growth         T. Rowe Price Associates, Inc.    Long-term growth of capital.
  Portfolio

WMC Large Cap Research Portfolio     Wellington Management Company,    Long-term capital appreciation.
  (formerly BlackRock Large Cap      LLP
  Core Portfolio)

AMERICAN FUNDS INSURANCE SERIES(R)                     ADVISER: CAPITAL RESEARCH AND MANAGEMENT COMPANY
PORTFOLIO                                    SUB-ADVISER                   INVESTMENT OBJECTIVE
---------                                    -----------                   --------------------

American Funds Bond Fund            N/A                            As high a level of current income as
                                                                   is consistent with the preservation
                                                                   of capital.

American Funds Global Small         N/A                            Long-term growth of capital.
  Capitalization Fund

American Funds Growth Fund          N/A                            Growth of capital.

American Funds Growth-Income        N/A                            Long-term growth of capital and
  Fund                                                             income.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
PORTFOLIO                                     ADVISER                      INVESTMENT OBJECTIVE
---------                                      -------                     --------------------

Franklin Income VIP Fund (formerly  Franklin Advisers, Inc.        Seeks to maximize income while
  Franklin Income Securities Fund)                                 maintaining prospects for capital
                                                                   appreciation.

Franklin Mutual Shares VIP Fund     Franklin Mutual Advisers, LLC  Seeks capital appreciation, with
  (formerly Mutual Shares                                          income as a secondary goal.
  Securities Fund)




FOR MORE INFORMATION REGARDING THE PORTFOLIOS AND THEIR INVESTMENT ADVISERS AND SUB-ADVISERS, SEE THE PORTFOLIO PROSPECTUSES AND THEIR STATEMENTS OF ADDITIONAL INFORMATION, WHICH YOU CAN OBTAIN BY CALLING 1-800-638-5000.

   The Portfolios' investment objectives may not be met. The investment objectives and policies of certain Portfolios are similar to the investment objectives and policies of other funds that may be managed by the same investment adviser or sub-adviser. The investment results of the Portfolios may be higher or lower than the results of these funds. There is no assurance, and no representation is made, that the investment results of any of the Portfolios will be comparable to the investment results of any other fund.

SHARE CLASSES OF THE PORTFOLIOS

   The Portfolios offer various classes of shares, each of which has a different level of expenses. The prospectuses for the Portfolios may provide information for share classes that are not available through the Policy. When you consult the prospectus for any Portfolio, you should be careful to refer to only the information regarding the class of shares that is available through the Policy. For the Metropolitan Series Fund, we offer Class A shares only; for the Met Investors Series Trust, we offer Class A and Class B shares; and for the American Funds Insurance Series and the Franklin Templeton Variable Insurance Products Trust, we offer Class 2 shares only.

CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE PORTFOLIOS

   An investment adviser (other than our affiliate MetLife Advisers, LLC) or subadviser of a Portfolio, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment for expenses for certain administrative, marketing and support services with respect to the Policies and, in our role as intermediary, with respect to the Portfolios. We and our affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Portfolio assets. Policy Owners, through their indirect investment in the Portfolios, bear the costs of these advisory fees (see the Portfolio prospectuses for more information). The amount of the payments we receive is based on a percentage of assets of the Portfolio attributable to the Policies and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or subadvisers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%. Additionally, an investment adviser (other than our affiliate MetLife Advisers, LLC) or subadviser of a Portfolio or its affiliates may provide us with wholesaling services that assist in the distribution of the Policies and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or subadviser (or their affiliates) with increased access to persons involved in the distribution of the Policies.

   We and/or certain of our affiliated insurance companies have joint ownership interests in our affiliated investment adviser MetLife Advisers, LLC, which is formed as a "limited liability company." Our ownership interests in MetLife Advisers, LLC entitle us to profit distributions if the adviser makes a profit with respect to the advisory fees it receives from the Portfolios. We will benefit accordingly from assets allocated to the Portfolios to the extent they result in profits to the adviser. (See "Fee Tables--Annual Portfolio Operating Expenses" for information on the management fees paid by the Portfolios and the Statement of Additional Information for the Portfolios for information on the management fees paid by the adviser to the subadvisers.)

   Certain Portfolios have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. A Portfolio's 12b-1 Plan, if any, is described in more detail in the Portfolio's prospectus. (See "Fee Tables--Annual Portfolio Expenses" and "Distribution of the Policies.") Any payments we receive pursuant to those 12b-1 Plans are paid to us or our Distributor. Payments under a Portfolio's 12b-1 Plan decrease the Portfolio's investment return.

   For specific information on the amounts we may receive on account of your investment in the Portfolios, you may call 1-800-638-5000.

SELECTION OF THE PORTFOLIOS

   We select the Portfolios offered through the Policy based on a number of criteria, including asset class coverage, the strength of the adviser's or subadviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Portfolio's adviser or subadviser is one of our affiliates or whether the Portfolio, its adviser, its subadviser(s), or an affiliate will make payments to us or our affiliates. For additional information on these arrangements, see "Certain Payments We Receive with Regard to the Portfolios" above. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to Portfolios advised by our affiliates than those that are not, we may be more inclined to offer Portfolios advised by our affiliates in the variable insurance products we issue. We review the Portfolios periodically and may remove a Portfolio or limit its availability to new premium payments and/or transfers of cash value if we determine that the Portfolio no longer meets one or more of the selection criteria, and/or if the Portfolio has not attracted significant allocations from Policy owners. We may include Portfolios based on recommendations from selling firms. In some cases, the selling firms may receive payments from the Portfolios they recommend and may benefit accordingly from the allocation of cash value to such Portfolios.

   WE DO NOT PROVIDE ANY INVESTMENT ADVICE AND DO NOT RECOMMEND OR ENDORSE ANY PARTICULAR PORTFOLIO. YOU BEAR THE RISK OF ANY DECLINE IN THE CASH VALUE OF YOUR POLICY RESULTING FROM THE PERFORMANCE OF THE PORTFOLIOS YOU HAVE CHOSEN.

   We make certain payments to American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series. (See "Distribution of the Policies.")

VOTING RIGHTS

   We own the Portfolio shares held in the Separate Account and have the right to vote those shares at meetings of the Portfolio shareholders. However, to the extent required by Federal securities law, we will give you, as Policy Owner, the right to instruct us how to vote the shares that are attributable to your Policy.

   We will determine, as of the record date, if you are entitled to give voting instructions and the number of shares to which you have a right of instruction. If we do not receive timely instructions from you, we will vote your shares for, against, or withhold from voting on, any proposition in the same proportion as the shares held in that Investment Division for all policies for which we have received voting instructions. The effect of this proportional voting is that a small number of Policy Owners may control the outcome of a vote.

   We will vote Portfolio shares held by our general account (or any unregistered separate account for which voting privileges were not extended) in the same proportion as the total of (i) shares for which voting instructions were received and (ii) shares that are voted in proportion to such voting instructions.

   We may disregard voting instructions for changes in the investment policy, investment adviser or principal underwriter of a Portfolio if required by state insurance law, or if we (i) reasonably disapprove of the changes and (ii) in the case of a change in investment policy or investment adviser, make a good faith determination that the proposed change is prohibited by state authorities or inconsistent with an Investment Division's investment objectives. If we do disregard voting instructions, the next semi-annual report to Policy Owners will include a summary of that action and the reasons for it.

RIGHTS RESERVED BY METLIFE

   We and our affiliates may change the voting procedures and vote Portfolio shares without Policy Owner instructions, if the securities laws change. We also reserve the right: (1) to add Investment Divisions; (2) to combine Investment Divisions; (3) to substitute shares of another registered open-end management investment company, which may have different fees and expenses, for shares of a Portfolio; (4) to substitute or close an Investment Division to allocations of premium payments or cash value or both, and to existing investments or the investment of future premiums, or both, for any class of Policy or Policy Owner, at any time in our sole discretion; (5) to operate the Separate Account as a management investment company under the Investment Company Act of 1940 or in any other form; (6) to deregister the Separate Account under the Investment Company Act of 1940; (7) to combine it with other Separate Accounts; and (8) to transfer assets supporting the Policies from one Investment Division to another or from the Separate Account to other Separate Accounts, or to transfer assets to our general account as permitted by applicable law. We will exercise these rights in accordance with applicable law, including approval of Policy Owners if required. We will notify you if exercise of any of these rights would result in a material change in the Separate Account or its investments.

   We will not make any changes without receiving any necessary approval of the SEC and the New York Insurance Department. We will notify you of any changes.

                                 THE POLICIES

PURCHASING A POLICY

   To purchase a Policy, you must submit a completed application and an initial premium to us at our Designated Office. (See "Receipt of Communications and Payments at MetLife's Designated Office.") The minimum face amount for the base Policy is $50,000 unless we consent to a lower amount. For Policies acquired through a pension or profit sharing plan qualified under Section 401 of the Internal Revenue Code of 1986, the minimum face amount is $25,000.

   The Policies are available for insureds age 85 or younger. We can provide you with details as to our underwriting standards when you apply for a Policy. We reserve the right to modify our minimum face amount and underwriting requirements at any time. We must receive evidence of insurability that satisfies our underwriting standards before we will issue a Policy. We reserve the right to reject an application for any reason permitted by law.

   We offer other variable life insurance policies that have different death benefits, Policy features, and optional programs. However, these other policies also have different charges that would affect your Investment Division performance and cash values. To obtain more information about these other policies, including their eligibility requirements, contact our Designated Office or your registered representative.

REPLACING EXISTING INSURANCE

   It may not be in your best interest to surrender, lapse, change, or borrow from existing life insurance policies or annuity contracts in connection with the purchase of the Policy. You should compare your existing insurance and the Policy carefully. You should replace your existing insurance only when you determine that the Policy is better for you. You may have to pay a surrender charge on your existing insurance, and the Policy will impose a new surrender charge period. You should talk to your financial professional or tax adviser to make sure the exchange will be tax-free. If you surrender your existing policy for cash and then buy the Policy, you may have to pay a tax, including possibly a penalty tax, on the surrender. Because we may not issue the Policy until we have received an initial premium from your existing insurance company, the issuance of the Policy may be delayed.

POLICY OWNER AND BENEFICIARY

   The Policy Owner is named in the application but may be changed from time to time. While the insured is living and the Policy is in force, the Policy Owner may exercise all the rights and options described in the Policy, subject to the terms of any beneficiary designation or assignment of the Policy. These rights include selecting and changing the beneficiary, changing the owner, changing the face amount of the Policy and assigning the Policy. At the death of the Policy Owner who is not the insured, his or her estate will become the Policy Owner unless a successor Policy Owner has been named. The Policy Owner's rights (except for rights to payment of benefits) terminate at the death of the insured.

   The beneficiary is also named in the application. You may change the beneficiary at any time before the death of the insured, unless the beneficiary designation is irrevocable. The beneficiary has no rights under the Policy until the death of the insured and must survive the insured in order to receive the death proceeds. If no named beneficiary survives the insured, we pay proceeds to the Policy Owner.

   A change of Policy Owner or beneficiary is subject to all payments made and actions taken by us under the Policy before we receive a signed change form. You can contact your registered representative or our Designated Office for the procedure to follow.

   You may assign (transfer) your rights in the Policy to someone else. An absolute assignment of the Policy is a change of Policy Owner and beneficiary to the assignee. A collateral assignment of the Policy does not change the Policy Owner or beneficiary, but their rights will be subject to the terms of the assignment. Assignments are subject to all payments made and actions taken by us under the Policy before we receive a signed copy of the assignment form. We are not responsible for determining whether or not an assignment is valid. Changing the Policy Owner or assigning the Policy may have tax consequences. (See "Tax Considerations" below.)

24 MONTH CONVERSION RIGHT

   GENERAL RIGHT. Generally, during the first two Policy years, or in the event of a material change in the investment policy of the Separate Account, you may convert the Policy to fixed benefit coverage by exchanging the Policy for a fixed benefit life insurance policy agreed to by us and issued by us or an affiliate that we name PROVIDED THAT you repay any Policy loans and loan interest, and the Policy has not lapsed. We make the exchange without evidence of insurability. The new policy will have the same base Policy face amount as that being exchanged. The new policy will have the same issue age, risk class and Policy Date as the variable life Policy had.

   Contact our Designated Office or your registered representative for more specific information about the 24 Month Conversion Right. The exchange may result in a cost or credit to you. On the exchange, you may need to make an immediate premium payment on the new policy in order to keep it in force.

EXCHANGE RIGHT

   At least once each year you have the option to transfer all of your cash value to the Fixed Account and apply the cash surrender value to a new policy issued by us or an affiliate which provides paid-up insurance. Paid-up insurance is permanent insurance with no further premiums due. The face amount of the new policy of paid-up insurance may be less than the face amount of the Policy.

                                   PREMIUMS

FLEXIBLE PREMIUMS

   Subject to the limits described below, you choose the amount and frequency of premium payments. You select a Planned Premium schedule, which consists of a first-year premium amount and an amount for subsequent premium payments. This schedule appears in your Policy. YOUR PLANNED PREMIUMS WILL NOT NECESSARILY KEEP YOUR POLICY IN FORCE. You may skip Planned Premium payments or make additional payments. Additional payments could be subject to underwriting. No payment can be less than $50, except with our consent.

   You can pay Planned Premiums on an annual, semi-annual or quarterly schedule, or on a monthly schedule if payments are drawn directly from your checking account under our pre-authorized checking arrangement. We will send premium notices for annual, semi-annual or quarterly Planned Premiums. You may make payments by check or through our pre-authorized checking arrangement. You can change your Planned Premium schedule by sending your request to us at our Designated Office. You may not make premium payments on or after the Policy anniversary when the insured reaches age 121, except for premiums required during the grace period.

   If any payments under the Policy exceed the "7-pay limit" under Federal tax law, your Policy will become a modified endowment contract and you may have more adverse tax consequences with respect to certain distributions than would otherwise be the case if premium payments did not exceed the "7-pay limit." The amount of your "7-pay limit" is shown in your Policy illustration and in your annual Policy statement. If you make a payment that exceeds the "7-pay limit" we will notify you and give you an opportunity to receive a refund of the excess premium to prevent your Policy from becoming a modified endowment contract. (See "Tax Considerations.") In addition, if you have selected the guideline premium test, Federal tax law limits the amount of premiums that you can pay under the Policy. You need our consent if, because of tax law requirements, a payment would increase the Policy's death benefit by more than it would increase cash value. We may require evidence of insurability before accepting the payment.

   We allocate net payments to your Policy's Investment Divisions as of the date we receive the payments at our Designated Office (or at our Administrative Office in Tampa, Florida), if they are received before the close of regular trading on the New York Stock Exchange. Payments received after that time, or on a day that the New York Stock Exchange is not open, will be allocated to your Policy's Investment Divisions on the next day that the New York Stock Exchange is open. (See "Receipt of Communications and Payments at MetLife's Designated Office.")

   Under our current processing, we treat any payment received by us as a premium payment unless it is clearly marked as a loan repayment.

AMOUNT PROVIDED FOR INVESTMENT UNDER THE POLICY

   INVESTMENT START DATE. Your initial net premium is credited with Fixed Account interest as of the investment start date. The investment start date is the later of the Policy Date and the date we first receive a premium payment for the Policy at our Designated Office. (See "Receipt of Communications and Payments at MetLife's Designated Office.")

   PREMIUM WITH APPLICATION. If you make a premium payment with the application, unless you request otherwise, the Policy Date is the date the policy application is approved. Monthly Deductions begin on the Policy Date. You may only make one premium payment with the application. The minimum amount you must pay is set forth in the application. If we decline an application, we refund the premium payment made.

   If you make a premium payment with the application, we will cover the insured under a temporary insurance agreement beginning on the later of the date the application is signed or on the date of any required medical examination. (See "Death Benefits.")

   PREMIUM ON DELIVERY. If you pay the initial premium upon delivery of the Policy, unless you request otherwise, the Policy Date and the investment start date are the date your premium payment is received at our Designated Office. Monthly Deductions begin on the Policy Date.

   BACKDATING. We may sometimes backdate a Policy, if you request, by assigning a Policy Date earlier than the date the Policy application is approved. You may wish to backdate so that you can obtain lower cost of insurance rates, based on a younger insurance age. For a backdated Policy, you must also pay the minimum premiums due for the period between the Policy Date and the investment start date. As of the investment start date, we allocate the net premiums to the Policy, adjusted for monthly Policy charges. For a backdated Policy, the investment start date is the later of the date the policy application is approved and the date your premium is received at our Designated Office.

RIGHT TO EXAMINE POLICY

   You may cancel the Policy within ten days after you receive it. You may return the Policy to our Designated Office (see "Receipt of Communications and Payments at MetLife's Designated Office") or your registered representative. Insurance coverage ends as soon as you return the Policy (determined by postmark, if the Policy is mailed). If you cancel the Policy, we refund any premiums paid.

ALLOCATION OF NET PREMIUMS

   We allocate your initial net premium to the Fixed Account as of the investment start date. We will hold your initial net premium in the Fixed Account for twenty days, and then we make the allocation among the Investment Divisions as you choose. You may allocate any whole percentage to an Investment Division.

   You make the initial premium allocation when you apply for a Policy. You can change the allocation of future premiums at any time thereafter. The change will be effective for premiums applied on or after the date when we receive your request. You may request the change by telephone, by written request (which may be telecopied to us) or over the Internet. (See "Receipt of Communications and Payments at MetLife's Designated Office.")

   When we allocate net premiums to your Policy's Investment Divisions, we convert them into accumulation units of the Investment Divisions. We determine the number of accumulation units by dividing the dollar amount of the net premium by the accumulation unit value. For your initial premium, we use the accumulation unit value on the investment start date. For subsequent premiums, we use the accumulation unit value next determined after receipt of the payment. (See "Cash Value.")

     RECEIPT OF COMMUNICATIONS AND PAYMENTS AT METLIFE'S DESIGNATED OFFICE

   We will treat your request for a Policy transaction, or your submission of a payment, as received by us if we receive a request conforming to our administrative procedures or a payment at our Designated Office before the close of regular trading on the New York Stock Exchange on that day (usually 4:00 p.m. Eastern Time). If we receive it after that time, or if the New York Stock Exchange is not open that day, then we will treat it as received on the next day when the New York Stock Exchange is open. These rules apply regardless of the reason we did not receive your request by the close of regular trading on the New York Stock Exchange--even if due to our delay (such as a delay in answering your telephone call).

   The Designated Office for premium payments is printed on the billing statement we mail to you. If you do not have your billing statement you may call us at 1-800-638-5000 to obtain the address. The address to use depends on whether you purchase the Policy through a registered representative of one of our affiliates MetLife Securities, Inc. and New England Securities Corporation, or through another registered representative. If you purchase the Policy through a registered representative of one of these two affiliates, premium payments should be mailed to MetLife, P.O. Box 371351, Pittsburgh, PA 15250-7351. If your representative is not registered with one of these two affiliates, premium payments should be mailed to MetLife, P.O. Box 371862, Pittsburgh, PA 15250-7862. The Designated Office for other transactions is as follows:

        Payment Inquiries and                    MetLife
        Correspondence                           P.O. Box 354
                                                 Warwick, RI 02887-0354

        Beneficiary and                          MetLife
        Ownership Changes                        P.O. Box 313
                                                 Warwick, RI 02887-0313

        Surrenders, Loans,                       MetLife
        Withdrawals and                          P.O. Box 543
        Investment Division Transfers            Warwick, RI 02887-0543

        Cancellations (Right to Examine Policy   MetLife
        Period)                                  Free Look Unit
                                                 500 Schoolhouse Road
                                                 Johnstown, PA 15904

        Death Claims                             MetLife
                                                 P.O. Box 353
                                                 Warwick, RI 02887-0353

        Investment Division Transfers and Other  (800) 638-5000
        Telephone Transactions and Inquiries

   You may request a cash value transfer or reallocation of future premiums by written request (which may be telecopied) to us, by telephoning us or over the Internet (subject to our restrictions on frequent transfers). To request a transfer or reallocation by telephone, you should contact your registered representative or contact us at 1-800-638-5000. To request a transfer over the Internet, you may log on to our website at www.metlife.com. We use reasonable procedures to confirm that instructions communicated by telephone, facsimile or Internet are genuine. Any telephone, facsimile or Internet instructions that we reasonably believe to be genuine are your responsibility, including losses arising from any errors in the communication of instructions. However, because telephone and Internet transactions may be available to anyone who provides certain information about you and your Policy, you should protect that information. We may not be able to verify that you are the person providing telephone or Internet instructions, or that you have authorized any such person to act for you.

   Telephone, facsimile, and computer systems (including the Internet) may not always be available. Any telephone, facsimile or computer system, whether it is yours, your service provider's, your registered representative's, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Designated Office.

   If you send your premium payments or transaction requests to an address other than the one we have designated for receipt of such payments or requests, we may return the premium payment to you, or there may be a delay in applying the premium payment or transaction to your Policy.

PAYMENT OF PROCEEDS

   We ordinarily pay any cash surrender value, loan value or death benefit proceeds from the Investment Divisions within seven days after we receive a request, or satisfactory proof of death of the insured (and any other information we need to pay the death proceeds). (See "Receipt of Communications and Payments at MetLife's Designated Office.") However, we may delay payment (except when a loan is made to pay a premium to us) or transfers from the Investment Divisions: (i) if the New York Stock Exchange is closed for other than weekends or holidays, or if trading on the New York Stock Exchange is restricted as determined by the SEC, (ii) if the SEC by order permits postponement or determines that an emergency exists that makes payments or Investment Division transfers impractical, or (iii) at any other time when the Portfolios or the Separate Account have the legal right to suspend payment.

   We may withhold payment of surrender, withdrawal or loan proceeds if any portion of those proceeds would be derived from a Policy Owner's check that has not yet cleared (I.E., that could still be dishonored by your banking institution). We may use telephone, facsimile, Internet or other means of communications to verify that payment from the Policy Owner's check has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. Policy Owners may avoid the possibility of delay in the disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check.

   We will pay the proceeds in one sum, including either by check, by placing the amount in an account that earns interest, or by any other method of payment that provides the beneficiary with immediate and full access to the proceeds, or under other settlement options that we may make available. None of these options vary with the investment performance of the Separate Account. More detailed information concerning settlement options is available in the Statement of Information and on request from our Designated Office. We will pay interest on the proceeds as required by applicable state law.

   Unless otherwise requested and subject to state law, the Policy's death proceeds will generally be paid to the beneficiary through a settlement option called the Total Control Account. The Total Control Account is an interest-bearing account through which the beneficiary has immediate and full access to the proceeds, with unlimited draft writing privileges. We credit interest to the account at a rate that will not be less than a guaranteed minimum annual effective rate. You may also elect to have any Policy surrender proceeds paid into a Total Control Account established for you.

   Assets backing the Total Control Accounts are maintained in our general account and are subject to the claims of our creditors. We will bear the investment experience of such assets; however, regardless of the investment experience of such assets, the interest credited to the Total Control Account will never fall below the applicable guaranteed minimum annual effective rate. Because we bear the investment experience of the assets backing the Total Control Accounts, we may receive a profit from these assets. The Total Control Account is not insured by the FDIC or any other governmental agency.

   Every state has unclaimed property laws which generally declare life insurance policies to be abandoned after a period of inactivity of three to five years from the date any death benefit is due and payable. For example, if the payment of a death benefit has been triggered, and after a thorough search, we are still unable to locate the beneficiary of the death benefit, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the policy owner last resided, as shown on our books and records. ("Escheatment" is the formal, legal name for this process.) However, the state is obligated to pay the death benefit (without interest) if your beneficiary steps forward to claim it with the proper documentation. To prevent your Policy's death benefit from being paid to the state's abandoned or unclaimed property office, it is important that you update your beneficiary designation--including complete names and complete address--if and as they change. You should contact our Designated Office in order to make a change to your beneficiary designation. (See "Receipt of Communications and Payments at MetLife's Designated Office.")

                                  CASH VALUE

   Your Policy's total cash value includes its cash value in the Separate Account and in the Fixed Account. If you have a Policy loan, the cash value also includes the amount we hold in the Loan Account as a result of the loan. The cash value reflects:

    --net premium payments

    --the net investment experience of the Policy's Investment Divisions

    --interest credited to cash value in the Fixed Account

    --interest credited to amounts held in the Loan Account for a Policy loan

    --the death benefit option you choose

    --Policy charges

    --partial withdrawals

    --transfers among the Investment Divisions and the Fixed Account.

   The Policy's total cash value in the Separate Account equals the number of accumulation units credited in each Investment Division multiplied by that Investment Division's accumulation unit value. We convert any premium, interest earned on loan cash value, or cash value allocated to an Investment Division into accumulation units of the Investment Division. Surrenders, partial withdrawals, Policy loans, transfers and charges deducted from the cash value reduce the number of accumulation units credited in an Investment Division. We determine the number of accumulation units by dividing the dollar amount of the transaction by the Investment Division's accumulation unit value next determined following the transaction. (In the case of an initial premium, we use the accumulation unit value on the investment start date).

   The accumulation unit value of an Investment Division depends on the net investment experience of its corresponding Portfolio and reflects fees and expenses of the Portfolio. We determine the accumulation unit value as of the close of regular trading on the New York Stock Exchange on each day that the Exchange is open for trading by multiplying the most recent accumulation unit value by the net investment factor ("NIF") for that day (see below).

   The NIF for an Investment Division reflects:

    --the change in net asset value per share of the corresponding Portfolio
      (as of the close of regular trading on the Exchange) from its last value,

    --the amount of dividends or other distributions from the Portfolio since the last determination of net asset value per share, and

    --any deductions for taxes that we make from the Separate Account.

   The NIF can be greater or less than one.

                                DEATH BENEFITS

   If the insured dies while the Policy is in force, we pay a death benefit to the beneficiary. Coverage under the Policy generally begins when you pay the initial premium. If you make a premium payment with the application, we will cover the insured under a temporary insurance agreement for a limited time that begins on the later of the date we receive the premium payment or the date of any required medical examination. Temporary coverage is not available for proposed insureds who have received medical treatment for, or been diagnosed as having, certain conditions or diseases specified in the temporary insurance agreement. The maximum temporary coverage is the lesser of the amount of insurance applied for and $1,000,000.

   DEATH BENEFIT OPTIONS. When you apply for a Policy, you must choose among three death benefit options. If you fail to select a death benefit option in the application, we will seek the required information from you.

   The Option A death benefit is equal to the face amount of the Policy. The Option A death benefit is fixed, subject to increases required by the Internal Revenue Code of 1986 (the "Code").

   The Option B death benefit is equal to the face amount of the Policy, plus the Policy's cash value, if any. The Option B death benefit is also subject to increases required by the Code.

   The Option C death benefit (available if the insured is age 60 or younger) is equal to the face amount of the Policy plus the Policy's cash value until the insured attains age 65, at which time we will increase the Policy's face amount by the amount of the Policy's cash value and thereafter the death benefit will remain level, at the increased face amount, subject to increases required by the Code.

   CHOICE OF TAX TEST. The Internal Revenue Code requires the Policy's death benefit to be not less than an amount defined in the Code. As a result, if the cash value grows to certain levels, the death benefit increases to satisfy tax law requirements.

   When you apply for your Policy, you select which tax test will apply to the death benefit. You will choose between: (1) the guideline premium test, and
(2) the cash value accumulation test. The test you choose at issue cannot be changed.

   Under the GUIDELINE PREMIUM TEST, the amount of premium that can be paid is subject to tax law limits. Additionally, the death benefit will not be less than the cash value times the guideline premium factor. See Appendix A.

   Under the CASH VALUE ACCUMULATION TEST, the death benefit will not be less than the cash value times the net single premium factor set by the Code. Net single premium factors are based on the age, smoking status, risk class and sex of the insured at the time of the calculation. Sample net single premium factors appear in Appendix A.

   If cash value growth in the later Policy years is your main objective, the guideline premium test may be the appropriate choice because it does not require as high a death benefit as the cash value accumulation test, and therefore cost of insurance charges may be lower once the Policy's death benefit is subject to increases required by the Code. If you select the cash value accumulation test, you can generally make a higher amount of premium payments for any given face amount, and a higher death benefit may result in the long term. If cash value growth in the early Policy years is your main objective, the cash value accumulation test may be the appropriate choice because it allows you to invest more premiums in the Policy for each dollar of death benefit.

   AGE 121. The death benefit payable under Option A or Option C on or after the insured's attained age 121 will be the greater of:

    --101% of the cash value on the date of death, or

    --the face amount of the base Policy on the Policy anniversary at the insured's attained age 121.

   The death benefit payable under Option B on or after the insured's attained age 121 will be the face amount of the base Policy on the Policy anniversary at the insured's attained age 121, plus the cash value on the date of death.

   The tax consequences of keeping the Policy in force beyond the insured's attained age 121 are unclear.

DEATH PROCEEDS PAYABLE

   The death proceeds we pay are equal to the death benefit on the date of the insured's death, reduced by any outstanding loan and accrued loan interest on that date. If death occurs during the grace period, we reduce the proceeds by the amount of unpaid Monthly Deductions. (See "Lapse and Reinstatement.") We increase the death proceeds (1) by any rider benefits payable and (2) by any cost of insurance charge made for a period beyond the date of death. Riders that can have an effect on the amount of death proceeds payable are the Accelerated Death Benefit Rider, the Accidental Death Benefit Rider and the Options to Purchase Additional Insurance Coverage Rider. (See "Additional Benefits by Rider.")

   We may adjust the death proceeds if the insured's age or sex was misstated in the application, if death results from the insured's suicide within two years from the Policy's date of issue, or if a rider limits the death benefit.

   SUICIDE. If the insured commits suicide within two years from the date of issue, the death benefit will be limited to premiums paid less any partial withdrawals, less any loan and loan interest outstanding on the date of death. If the insured commits suicide within two years after the effective date of an increase in face amount, the death benefit for such increase will be limited to the Monthly Deductions for the increase.

CHANGE IN DEATH BENEFIT OPTION

   After the first Policy year you may change your death benefit option, subject to our underwriting rules, by written request to our Designated Office. The change will be effective on the monthly anniversary on or following the date we approve your request. We may require proof of insurability. A change in death benefit option may have tax consequences.

   If you change from Option A (or from Option C after the insured's attained age 65) to Option B (or to Option C on or before the insured's attained age
60), we reduce the Policy's face amount if necessary so that the death benefit is the same immediately before and after the change. A face amount reduction below $50,000 requires our consent. If we reduce the face amount, we will first reduce any prior increases in face amount that you applied for, in the reverse order in which the increases occurred, then any remaining initial face amount, and then any increase in face amount from a prior change in death benefit option, but not below the Policy minimum. A partial withdrawal of cash value may be necessary to meet Federal tax law limits on the amount of premiums that you can pay into the Policy. A Surrender Charge may apply to a Policy face amount reduction or partial withdrawal that reduces the face amount on a change from Option A (or from Option C after the insured's attained age 65) to Option B (or to Option C on or before the insured's attained age 60). (See "Surrender Charge.") In addition, if the face amount reduction occurs within 12 months after a face amount increase, we will deduct a proportionate part of the Coverage Expense Charges due with respect to the face amount increase for the remainder of the 12-month period.

   If you change from Option B (or from Option C on or before the insured's attained age 65) to Option A, we increase the Policy's face amount, if necessary, so that the death benefit is the same immediately before and after the change. The increase in face amount is not subject to the Coverage Expense Charge and will not be subject to any Surrender Charge.

INCREASE IN FACE AMOUNT

   You may increase the Policy's face amount. We require satisfactory evidence of insurability, and the insured's attained age must be 85 or less. The minimum amount of increase permitted is $5,000. The increase is effective on the monthly anniversary on or next following our approval of your request. Requests for face amount increases should be submitted to our Designated Office. An increase in face amount may have tax consequences.

   The face amount increase will have its own Target Premium, as well as its own Surrender Charge, current cost of insurance rates, Coverage Expense Charge, and Right to Examine Policy and suicide and contestability periods as if it were a new Policy. (See "Surrender Charge", "Monthly Deduction from Cash Value", "Partial Withdrawal" and "Reduction in Face Amount.") When calculating the monthly cost of insurance charge, we attribute the Policy's cash value first to any remaining initial face amount (including any increase in face amount from a prior change in death benefit option), then to any face amount increases in the order in which they were issued, for purposes of determining the net amount at risk.

   We reserve the right to (i) restrict certain Policy changes, such as death benefit increases, or (ii) require the issuance of a new Policy in connection with such Policy changes if we deem it administratively necessary or prudent to do so in order to comply with applicable law, including applicable Federal income tax law.

REDUCTION IN FACE AMOUNT

   After the first Policy year, you may reduce the face amount of your Policy without receiving a distribution of any Policy cash value. If you reduce the face amount of your Policy, we deduct any Surrender Charge that applies from the Policy's cash value in proportion to the amount of the face amount reduction. If the face amount of your Policy is reduced in the first year following a face amount increase, we will also deduct a proportionate part of the Coverage Expense Charges due for the remainder of the first year following the face amount increase.

   A face amount reduction will decrease the Policy's death benefit unless we are increasing the death benefit to satisfy Federal income tax laws, in which case a face amount reduction will not decrease the death benefit unless we deduct a Surrender Charge from the cash value. A reduction in face amount in this situation may not be advisable. The amount of any face reduction must be at least $5,000, and the face amount remaining after a reduction must meet our minimum face amount requirements for issue, except with our consent.

   If you choose to reduce your Policy's face amount, unless you request otherwise, we will first decrease any prior increases in base Policy face amount that you applied for, in the reverse order in which the increases occurred, then any remaining initial base Policy face amount, and then any increase in face amount from a prior change in death benefit option.

   A reduction in face amount reduces the Federal tax law limits on the amount of premiums that you can pay under the Policy under the guideline premium test. In these cases, a portion of the Policy's cash value may have to be paid to you to comply with Federal tax law.

   A face amount reduction takes effect on the monthly anniversary on or next following the date we receive your request. You can contact your registered representative or the Designated Office for information on face amount reduction procedures.

   A reduction in the face amount of a Policy may create a modified endowment contract or have other adverse tax consequences. If you are contemplating a reduction in face amount, you should consult your tax adviser regarding the tax consequences of the transaction. (See "Tax Considerations.")

                      SURRENDERS AND PARTIAL WITHDRAWALS

SURRENDER

   You may surrender the Policy for its cash surrender value at any time while the insured is living. We determine the cash surrender value as of the date when we receive the surrender request. (See "Receipt of Communications and Payments at MetLife's Designated Office.") The cash surrender value equals the cash value reduced by any Policy loan and accrued interest and by any applicable Surrender Charge. (See "Surrender Charge.") If you surrender the Policy in the first Policy year (or in the first year following a face amount increase), we will also deduct an amount equal to the remaining first year Coverage Expense Charges. We reserve the right to also deduct an amount equal to the remaining first year Policy Charges.

   If you surrender the Policy, coverage will terminate on the monthly anniversary on or next following the date of surrender. If the insured dies on or after the surrender date, but before the termination date, we will reverse the surrender and will pay the Policy's death benefit to the beneficiary, but we will deduct from the death proceeds an amount equal to the cash surrender value paid to you.

   You may apply all or part of the surrender proceeds to a payment option. Once a Policy is surrendered, all coverage and benefits cease and cannot be reinstated. A surrender may result in adverse tax consequences. (See "Tax Considerations" below.)

   The Policies are designed to be long-term investments. As a result, you should be aware that if you surrender your Policy in the first Policy year, the Surrender Charge is likely to exceed the cash value of your Policy and you will receive no proceeds upon surrender.

PARTIAL WITHDRAWAL

   After the first Policy anniversary you may withdraw a portion of the Policy's cash surrender value. A partial withdrawal reduces the Policy's death benefit and may reduce the Policy's face amount if necessary so that the amount at risk under the Policy will not increase. A partial withdrawal may also reduce rider benefits. The minimum amount of a partial withdrawal request must be $500.

   We have the right to limit partial withdrawals to no more than 90% of the cash surrender value. In addition, a partial withdrawal will be limited by any restriction that we currently impose on withdrawals from the Fixed

Account. (See "The Fixed Account.") Currently, we permit partial withdrawals equal to the lesser of 100% of the Policy's cash surrender value in the Separate Account as of the beginning of the year, or the maximum amount that can be withdrawn without causing the Policy's face amount to fall below the minimum permitted. (However, we may allow the face amount to fall below the minimum if the Policy has been in force for at least 15 years and the insured's attained age is greater than 55.) You may not make a partial withdrawal that would reduce your cash surrender value to less than the amount of two monthly deductions. We have the right to limit partial withdrawals to 12 per Policy year. Currently we do not limit the number of partial withdrawals. We reserve the right to impose a charge of $25 on each partial withdrawal.

   If a partial withdrawal reduces your Policy's face amount, the amount of the Surrender Charge that will be deducted from your cash value is an amount that is proportional to the amount of the face reduction. The amount deducted will reduce the remaining Surrender Charge payable under the Policy. No Surrender Charge will apply on up to 10% of the cash surrender value withdrawn each year, measured as a percentage of each withdrawal.

EXAMPLE. The following example assumes that a Policy Owner withdraws, in the first month of the second Policy year, 20% of the cash surrender value of a Policy. The insured under the Policy is assumed to be the representative insured shown in the fee table on page A-8 of the prospectus. As shown in the fee table, the Surrender Charge for that insured is $14.00 per $1,000 of Policy face amount. The Policy is assumed to have the other characteristics shown below:

    Face Amount:............. $          350,000
    Death Benefit Option:....  Option A -- Level

    Cash Value:.............. $           12,000
    Surrender Charge:........ $          - 4,900  ($ 14.00 x $350,000/1,000)
                              ------------------
    Cash Surrender Value:.... $            7,100
                                            x 20%
                              ------------------
    Withdrawal Amount:....... $            1,420

   The first 10% of cash surrender value, or $710, can be withdrawn free of Surrender Charge. The remaining $710 withdrawn is subject to a portion of the Policy's Surrender Charge -- based on the ratio that such excess withdrawal amount bears to the Policy's face amount less the Surrender Charge, as shown in the formula below:

                       Withdrawal Amount in
                       Excess of Free Withdrawal
                       ----------------------------------     Surrender Charge
 Surrender Charge  x   Face Amount less Surrender Charge  =   On Withdrawal

                                     $710
                       ----------------------------------
      $4,900       x           $350,000 - $4,900          =   $10

   Because the Policy has a level death benefit, the withdrawal will cause a dollar for dollar reduction in the Policy's face amount, so that the cash value and the face amount will both be reduced by the $1,420 withdrawal and by the $10 Surrender Charge.

The effect of the withdrawal on the Policy would be as follows:

             Face Amount before Withdrawal................ $350,000
              Withdrawal.................................. -  1,420
              Surrender Charge on Withdrawal.............. -     10
                                                           --------

             Face Amount after Withdrawal................. $348,570

             Surrender Charge before Withdrawal........... $  4,900
              Surrender Charge on Withdrawal.............. -     10
                                                           --------
             Surrender Charge after Withdrawal............ $  4,890

             Cash Value before Withdrawal................. $ 12,000
              Withdrawal.................................. -  1,420
              Surrender Charge on Withdrawal.............. -     10
                                                           --------

             Cash Value after Withdrawal.................. $ 10,570

             Surrender Charge after Withdrawal............ -  4,890
                                                           --------
             Cash Surrender Value after Withdrawal........ $  5,680

   Any face amount reduction resulting from a partial withdrawal will reduce the face amount in the following order: any prior increases in base Policy face amount that you applied for, in the reverse order in which the increases occurred; any remaining initial face amount; and then any face amount increases resulting from a change in death benefit option, down to the required minimum.

   A partial withdrawal reduces the cash value in the Investment Divisions of the Separate Account and the Fixed Account in the same proportion that the cash value in each bears to the Policy's total unloaned cash value. We determine the amount of cash surrender value paid upon a partial withdrawal as of the date when we receive a request. You can contact your registered representative or our Designated Office for information on partial withdrawal procedures. (See "Receipt of Communications and Payments at MetLife's Designated Office.")

   A reduction in the death benefit as a result of a partial withdrawal may create a modified endowment contract or have other adverse tax consequences. If you are contemplating a partial withdrawal, you should consult your tax adviser regarding the tax consequences. (See "Tax Considerations.")

                                   TRANSFERS

TRANSFER OPTION

   You may transfer your Policy's cash value between and among the Investment Divisions and the Fixed Account. Your right to transfer begins 20 days after we apply your initial premium to the Policy. We reserve the right to limit transfers to four per Policy year and to impose a charge of $25 per transfer. Currently we do not limit the number of transfers per Policy year or impose a charge on transfers. We treat all transfer requests made at the same time as a single request. The transfer is effective as of the date when we receive the transfer request, if the request is received before the close of regular trading on the New York Stock Exchange. Transfer requests received after that time, or on a day that the New York Stock Exchange is not open, will be effective on the next day that the New York Stock Exchange is open. (See "Receipt of Communications and Payments at MetLife's Designated Office.") For special rules regarding transfers involving the Fixed Account, see "The Fixed Account".

   RESTRICTIONS ON FREQUENT TRANSFERS. Frequent requests from Policy Owners to transfer cash value may dilute the value of a Portfolio's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Portfolio's share price ("arbitrage trading"). Frequent transfers involving arbitrage trading may adversely affect the long-term performance of the Portfolios, which may in turn adversely affect Policy Owners and other persons who may have an interest in the Policies (e.g., beneficiaries).

   We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Portfolios (i.e., the Baillie Gifford International Stock Portfolio, Loomis Sayles Global Markets Portfolio, Loomis Sayles Small Cap Core Portfolio, Loomis Sayles Small Cap Growth Portfolio, MSCI EAFE Index Portfolio, Neuberger Berman Genesis Portfolio, Oppenheimer Global Equity Portfolio, Russell 2000 Index Portfolio, Western Asset Management Strategic Bond Opportunities Portfolio, T. Rowe Price Small Cap Growth Portfolio, Van Eck Global Natural Resources Portfolio, Clarion Global Real Estate Portfolio, JPMorgan Small Cap Value Portfolio, Harris Oakmark International Portfolio, Lord Abbett Bond Debenture Portfolio, Invesco Small Cap Growth Portfolio, Met/Templeton International Bond Portfolio, MFS Emerging Markets Equity Portfolio, MFS Research International Portfolio and American Funds Global Small Capitalization Fund--the "Monitored Portfolios") and we monitor transfer activity in those Monitored Portfolios. In addition, as described below, we treat all American Funds Insurance Series portfolios ("American Funds portfolios") as Monitored Portfolios. We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer activity to determine if, for each category of international, small-cap, and high-yield Portfolios, in a 12-month period there were, (1) six or more transfers involving the given category; (2) cumulative gross transfers involving the given category that exceed the current cash value; and (3) two or more "round-trips" involving any Portfolio in the given category. A round-trip generally is defined as a transfer in followed by a transfer out within the next seven calendar days or a transfer out followed by a transfer in within the next seven calendar days, in either case subject to certain other criteria. WE DO NOT BELIEVE THAT OTHER PORTFOLIOS PRESENT A SIGNIFICANT OPPORTUNITY TO ENGAGE IN ARBITRAGE TRADING AND THEREFORE DO NOT MONITOR TRANSFER ACTIVITY IN THOSE PORTFOLIOS. We may change the Monitored Portfolios at any time without notice in our sole discretion.

   As a condition to making their portfolios available in our products, American Funds requires us to treat all American Funds portfolios as Monitored Portfolios under our current frequent transfer policies and procedures. Further, American Funds requires us to impose additional specified monitoring criteria for all American Funds portfolios available under the Policy, regardless of the potential for arbitrage trading. We are required to monitor transfer activity in American Funds portfolios to determine if there were two or more transfers in followed by transfers out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of a six-month restriction, during which period we will require all transfer requests to or from an American Funds portfolio to be submitted with an original signature. Further, as Monitored Portfolios, all American Funds portfolios also will be subject to our current frequent transfer policies, procedures and restrictions (described below), and transfer restrictions may be imposed upon a violation of either monitoring policy.

   Our policies and procedures may result in transfer restrictions being applied to deter frequent transfers. Currently, when we detect transfer activity in the Monitored Portfolios that exceeds our current transfer limits, we require future transfer requests to or from any Monitored Portfolios under that Policy to be submitted either (i) in writing with an original signature or
(ii) by telephone prior to 10:00 a.m. A first occurrence will result in the imposition of this restriction for a six-month period; a second occurrence will result in the permanent imposition of the restriction. Transfers made under an Automated Investment Strategy are not treated as transfers when we monitor the frequency of transfers.

   The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Portfolios that we believe are susceptible to arbitrage trading or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Policy Owners to avoid such detection. Our ability to restrict such transfer activity also may be limited by provisions of the Policy. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Policy Owners and other persons with interests in the Policies. We do not accommodate frequent transfers in any Portfolio and there are no arrangements in place to permit any Policy Owner to engage in frequent transfers; we apply our policies and procedures without exception, waiver, or special arrangement.

   The Portfolios may have adopted their own policies and procedures with respect to frequent transfers in their respective shares, and we reserve the right to enforce these policies and procedures. For example, Portfolios may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent transfer policies and procedures of the Portfolios, we have entered into a written agreement, as required by SEC regulation, with each Portfolio or its principal underwriter that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual Policy Owners, and to execute instructions from the Portfolio to restrict or prohibit further purchases or transfers by specific Policy Owners who violate the frequent transfer policies established by the Portfolio.

   In addition, Policy Owners and other persons with interests in the Policies should be aware that the purchase and redemption orders received by the Portfolios generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance products and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their frequent transfer policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus Policy Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Portfolios. If a Portfolio believes that an omnibus order reflects one or more transfer requests from Policy Owners engaged in frequent trading, the Portfolio may reject the entire omnibus order.

   In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on frequent transfers (even if an entire omnibus order is rejected due to the frequent transfers of a single Policy Owner). You should read the Portfolio prospectuses for more details.

   RESTRICTIONS ON LARGE TRANSFERS. Large transfers may increase brokerage and administrative costs of the underlying Portfolios and may disrupt portfolio management strategy, requiring a Portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations. We do not monitor for large transfers to or from Portfolios except where the portfolio manager of a particular underlying Portfolio has brought large transfer activity to our attention for investigation on a case-by-case basis. For example, some portfolio managers have asked us to monitor for "block transfers" where transfer requests have been submitted on behalf of multiple Policy Owners by a third party such as an investment adviser. When we detect such large trades, we may impose restrictions similar to those described above where future transfer requests from that third party must be submitted either
(i) in writing with an original signature or (ii) by telephone prior to 10:00 a.m. A first occurrence will result in the imposition of this restriction for a six-month period; a second occurrence will result in the permanent imposition of the restriction.

   In addition to the foregoing, your right to make transfers is subject to limitations or modifications by us if we determine, in our sole opinion, that the exercise of the right by one or more owners with interests in the Investment Divisions is, or would be, to the disadvantage of other owners. Restrictions may be applied in any manner reasonably designed to prevent any use of the transfer right that we consider to be to the disadvantage of other owners. A limitation or modification could be applied to transfers to and from one or more of the Investment Divisions and could include, but is not limited to: (1) the requirement of a minimum time period between each transfer; (2) not accepting a transfer request from a third party acting under authorization on behalf of more than one owner; (3) limiting the dollar amount that may be transferred by an owner between Investment Divisions at any one time; or
(4) requiring that a transfer request be provided in writing and signed by the owner.

                        AUTOMATED INVESTMENT STRATEGIES

   You can choose one of five automated investment strategies. You can change or cancel your choice at any time.

   EQUITY GENERATOR(R). The Equity Generator allows you to transfer the interest earned in the Fixed Account to any one of the Investment Divisions on each monthly anniversary. The interest earned in the month must be at least $20 in order for the transfer to take place. If less than $20 is earned, no transfer will occur, and the interest not transferred cannot be counted towards the next month's minimum.

   ALLOCATOR/SM/. The Allocator allows you to systematically transfer cash value from the Fixed Account or any one Investment Division (the "source fund") to any number of Investment Divisions. The transfers will take place on each monthly anniversary. You can choose to transfer a specified dollar amount
(1) for a specified number of months, or (2) until the source fund is depleted. In either case, you must select a dollar amount that would allow transfers to continue for at least three months.

   ENHANCED DOLLAR COST AVERAGER. With the Enhanced Dollar Cost Averager, cash value is transferred from the EDCA fixed account to the Investment Divisions monthly. You elect the EDCA at issue and select the total amount of cash value to be transferred. The cash value earmarked for the strategy is held in the EDCA fixed account where it may be credited with a rate of interest that is higher than the Fixed Account's current crediting rate. The amount transferred each month to the Investment Divisions equals the total amount earmarked for the strategy divided by 12.

   REBALANCER(R). The Rebalancer allows your Policy's cash value to be automatically redistributed on a quarterly basis among the Investment Divisions and the Fixed Account in accordance with the allocation percentages you have selected.

   INDEX SELECTOR(R). The Index Selector allows you to choose one of five asset allocation models which are designed to correlate to various risk tolerance levels. Based on your selection, we allocate 100% of your cash value among the five Investment Divisions that invest in the five index Portfolios available under the Policy (the Barclays Aggregate Bond Index, MSCI EAFE Index, MetLife Stock Index, MetLife Mid Cap Stock Index and Russell 2000 Index Portfolios) and the Fixed Account. On a quarterly basis, we will redistribute your cash value among these Investment Divisions and the Fixed Account in order to return your cash value to the original allocation percentages. If you change your allocation of net premiums the Index Selector strategy, including the rebalancing feature, will be terminated.

   We will continue to implement the Index Selector strategy using the percentage allocations of the model that was in effect when you elected the Index Selector strategy. You should consider whether it is appropriate for you to continue using this strategy over time if your risk tolerance, time horizon or financial situation changes. The asset allocation models used in Index Selector may change from time to time. If you are interested in an updated model, please contact your registered representative.

   You may not elect Index Selector unless you purchase the Policy through a registered representative of one of our affiliated broker-dealers MetLife Securities, Inc. and New England Securities Corporation. However, ask your registered representative how you might design a similar investment strategy using Rebalancer.

   These automated investment strategies allow you to take advantage of investment fluctuations, but none assures a profit nor protects against a loss. Because certain strategies involve continuous investment in securities regardless of fluctuating price levels of such securities, you should consider your financial ability to continue purchases through periods of fluctuating price levels.

   We reserve the right to modify or terminate any of the automated investment strategies for any reason, including, without limitation, a change in regulatory requirements applicable to such programs. For more information about the automated investment strategies, please contact your registered representative.

                                     LOANS

   You may borrow from your Policy at any time. The maximum amount you may borrow, calculated as of the date of the loan, is the greater of 75% of the Policy's cash surrender value or:

    --the Policy's cash value, less

    --any Policy loan balance, less

    --loan interest due to the next Policy anniversary, less

    --the most recent Monthly Deduction times the number of months to the next
      Policy anniversary, less

    --any Surrender Charge, plus

    --interest credited on the cash value at the guaranteed interest rate to the next Policy anniversary.

   The minimum loan amount is $500. We make the loan as of the date when we receive a loan request. (See "Receipt of Communications and Payments at MetLife's Designated Office.") You may increase your risk of lapse if you take a loan. You should contact our Designated Office or your registered representative for information on loan procedures.

   A Policy loan reduces the Policy's cash value in the Investment Divisions by the amount of the loan. A loan repayment increases the cash value in the Investment Divisions by the amount of the repayment. We attribute Policy loans to the Investment Divisions and the Fixed Account in proportion to the cash value in each. We transfer cash value equal to the amount of the loan from the Investment Divisions and the Fixed Account to the Loan Account (which is part of our general account).

   You may repay all or part of your loan at any time while the insured is still alive. When you make a loan repayment, we transfer an amount of cash value equal to the repayment from the Loan Account to the Divisions of the Separate Account and to the Fixed Account in proportion to the cash value in each. (See "Receipt of Communications and Payments at MetLife's Designated Office.")

   We guarantee that the interest rate charged on Policy loans will not be more than 4.0% per year in Policy years 1-10 and 3.0% per year thereafter.

   Policy loan interest is due and payable annually on each Policy anniversary. If not paid when due, we add the interest accrued to the loan amount, and we transfer an amount of cash value equal to the unpaid interest from the Investment Divisions and the Fixed Account to the Loan Account in the same manner as a new loan.

   Cash value in the Loan Account earns interest at not less than 3.0% per year and is transferred on each Policy anniversary to the Investment Divisions and to the Fixed Account in proportion to the cash value in each. The interest credited will also be transferred: (1) when you take a new loan; (2) when you make a full or partial loan repayment; and (3) when the Policy enters the grace period.

   The amount taken from the Policy's Investment Divisions as a result of a loan does not participate in the investment experience of the Investment Divisions. Therefore, loans can permanently affect the death benefit and cash value of the Policy, even if repaid. In addition, we reduce any proceeds payable under a Policy by the amount of any outstanding loan plus accrued interest.

   If a Policy loan is outstanding, it may be better to repay the loan than to pay a premium, because the payment is subject to sales and premium tax charges, and the loan repayment is not subject to charges. (See "Deductions from Premiums.") If you want us to treat a payment as a loan repayment, it should be clearly marked as such.

   A loan that is taken from, or secured by, a Policy may have tax consequences. Although the issue is not free from doubt, we believe that a loan from or secured by a Policy that is not classified as a modified endowment contract should generally not be treated as a taxable distribution. Nevertheless, the tax consequences associated with loans outstanding after the tenth Policy year are uncertain. A tax adviser should be consulted when considering a loan.

                            LAPSE AND REINSTATEMENT

LAPSE

   In general, in any month that your Policy's cash surrender value is not large enough to cover a Monthly Deduction, your Policy will be in default, and may lapse. However, you can prevent your Policy from lapsing, regardless of the amount of your cash surrender value, if the premiums you pay are sufficient to keep the Guaranteed Minimum Death Benefit ("GMDB") in effect.

   The base Policy offers, at no additional charge, a five-year GMDB, a 20-year GMDB and a GMDB that lasts until the insured's age 65. For an additional charge, you can add a Policy rider at issue that provides a GMDB to age 85 or a GMDB to age 121. All Policies are issued with a GMDB, which guarantees that the Policy will remain in force for at least five years if the required Guaranteed Minimum Death Benefit Monthly Premiums ("GMDB Monthly Premiums") are paid when due. The five-year GMDB Monthly Premium is set forth in your Policy. It is the minimum initial periodic premium you can pay into the Policy. Policies will be issued with the 20-year GMDB or the GMDB to age 65 to eligible Policy Owners who elect either of these GMDBs at issue.

   The GMDB Monthly Premium varies depending on the guarantee period, the insured's age, sex (except for unisex policies), smoking status and risk class, the Policy's face amount and the death benefit option chosen. The GMDB Monthly Premium may change in the event that any of the following events occur: an increase or decrease in the base Policy face amount; adding, deleting or changing a rider; a change in death benefit option or the insured's risk class; or a misstatement of the insured's age or sex in the Policy application.

   On each monthly anniversary we test the Policy to determine if the cumulative premiums you have paid, less any partial withdrawals or outstanding loans you have taken, equal or exceed the sum of the GMDB Monthly Premiums due to date for the GMDB you selected. If you meet this test, the GMDB you selected will be in effect. However, even if you have not elected the 20-year GMDB or the GMDB to age 65, if the amount of premiums you pay into the Policy for each Policy month since the Policy Date is sufficient to meet the requirements of the 20-year GMDB or the GMDB to age 65, in your third annual statement we will notify you that the applicable GMDB is in effect. Conversely, if you have elected the 20-year GMDB or the GMDB to age 65 and your premium payments are insufficient to satisfy the GMDB Monthly Premium requirements, we will notify you that your GMDB will be reduced to the five-year GMDB, the GMDB to age 65, or the 20-year GMDB, as applicable, unless you pay sufficient premiums within 62 days to meet the requirements of the GMDB you originally selected. If, during the first five Policy years, you fail to pay sufficient premiums to keep the five-year GMDB in effect, we will notify you that the GMDB will terminate within 62 days if you fail to pay the required Monthly Premiums. If the guarantee provided by the GMDB terminates, the Policy will continue in force for as long as there is cash surrender value sufficient to pay the Monthly Deduction. If the GMDB terminates, you may reinstate it within nine months provided the Policy remains in force. In order to reinstate the GMDB, you must pay sufficient premiums to satisfy the cumulative premium requirement for the applicable GMDB (five-year, 20-year or to age 65) at the time of reinstatement.

   If the GMDB is in effect and the Policy's cash surrender value is insufficient to cover the Monthly Deduction, the Policy will not lapse. We will take the Monthly Deduction from the Policy's cash value until the cash value has been reduced to zero. At that point, future Monthly Deductions will be waived for as long as the GMDB is in effect.

   If the GMDB is not in effect and the cash surrender value is insufficient to pay the Monthly Deduction, the Policy will enter a 62-day grace period during which you will have an opportunity to pay a premium sufficient to keep the Policy in force. The minimum amount you must pay is the lesser of three Monthly Deductions or, if applicable, the amount necessary to reinstate the GMDB. We will tell you the amount due. If you fail to pay this amount before the end of the grace period, the Policy will terminate.

   Your Policy may also lapse if Policy loans plus accrued interest exceed the Policy's cash value less the Surrender Charge. Your Policy may be protected against lapse in these circumstances if it has been in force for 15 years, the insured has attained age 75, and the other requirements for coverage under the Overloan Protection Rider are met. If your Policy is not so protected, we will notify you that the Policy is going to terminate. The Policy terminates without value unless you make a sufficient payment within the later of 62 days from the monthly anniversary immediately before the date when the excess loan occurs or 31 days after we mail the notice. If the Policy lapses with a loan outstanding, adverse tax consequences may result. (See "Tax Considerations" below.)

REINSTATEMENT

   If your Policy has lapsed, you may reinstate it within three years after the date of lapse if the insured has not attained age 121. If more than three years have passed, you need our consent to reinstate. Reinstatement in all cases requires payment of certain charges described in the Policy and usually requires evidence of insurability that is satisfactory to us. If the Policy lapses and is reinstated during the first five Policy years, only the five-year GMDB will be reinstated. If the Policy lapses after the first five Policy years, the GMDB will terminate and cannot be reinstated. Under no circumstances can the GMDB provided by Policy rider be reinstated following a Policy lapse.

   If we deducted a Surrender Charge on lapse, we credit it back to the Policy's cash value on reinstatement. The Surrender Charge on the date of reinstatement is the same as it was on the date of lapse. When we determine the Surrender Charge and other charges except cost of insurance and the Policy loan interest rate, we do not count the amount of time that a Policy was lapsed.

                         ADDITIONAL BENEFITS BY RIDER

   You can add additional benefits to the Policy by rider, subject to our underwriting and issuance standards. These additional benefits usually require an additional charge as part of the Monthly Deduction from cash value. The rider benefits available with the Policy provide fixed benefits that do not vary with the investment experience of the Separate Account.

   There is no limit on the number of riders you can elect to add to your Policy at issue. However, you may not elect both the Waiver of Monthly Deduction Rider and the Waiver of Specified Premium Rider.

   The following riders, some of which have been described previously, are available:

   CHILDREN'S TERM INSURANCE RIDER, which provides term insurance on the lives of children of the insured.

   WAIVER OF MONTHLY DEDUCTION RIDER, which provides for waiver of Monthly Deductions in the event of the disability of the insured.

   WAIVER OF SPECIFIED PREMIUM RIDER, which provides for waiver of a specified amount of monthly premium in the event of the disability of the insured.

   OPTIONS TO PURCHASE ADDITIONAL INSURANCE COVERAGE RIDER, which allows the Owner to purchase additional coverage on the insured without providing evidence of insurability.

   ACCELERATION OF DEATH BENEFIT RIDER, which allows a Policy Owner to accelerate payment of all or part of the Policy's death benefit if the insured is terminally ill. In calculating the Accelerated Death Benefit, we assume that death occurs one year from the date of claim and we discount the future death benefit using an interest rate not to exceed the greater of (1) the current yield on 90-day Treasury bills, and (2) the maximum policy loan interest rate under the Policy. The Policy Owner must accelerate at least $50,000 (or 25% of the death benefit, if less), but not more than the greater of $250,000 or 10% of the death benefit. As an example, if a Policy Owner accelerated the death benefit of a Policy with a face amount of $1,000,000, the maximum amount that could be accelerated would be $250,000. Assuming an interest rate of 6%, the present value of the benefit would be $235,849. If we exercised our reserved right to impose a $150 processing fee, the benefit payable would be $235,849 less $150, or $235,699.

   GUARANTEED SURVIVOR INCOME BENEFIT RIDER, which provides the beneficiary with the option of exchanging the Policy's death benefit for enhanced monthly income payments for life.

   ACCIDENTAL DEATH BENEFIT RIDER, which provides for the payment of an additional death benefit in the event of the insured's death by accident.

   GUARANTEED MINIMUM DEATH BENEFIT RIDER, which provides for a guaranteed death benefit until the insured's age 85 or the insured's age 121.

   OVERLOAN PROTECTION RIDER, which provides protection from Policy lapse due to an excess Policy loan.

   Riders in addition to those listed above may be made available. You should consult your registered representative regarding the availability of riders.

                               THE FIXED ACCOUNT

   You may allocate net premiums and transfer cash value to the Fixed Account, which is part of MetLife's general account. Because of exemptive and exclusionary provisions in the Federal securities laws, interests in the Fixed Account are not registered under the Securities Act of 1933. Neither the Fixed Account nor the general account is registered as an investment company under the Investment Company Act of 1940. Therefore, neither the Fixed Account, the general account nor any interests therein are generally subject to the provisions of these Acts, and the SEC does not review Fixed Account disclosure. This disclosure may, however, be subject to certain provisions of the Federal securities laws on the accuracy and completeness of prospectuses.

GENERAL DESCRIPTION

   Our general account includes all of our assets except assets in the Separate Account or in our other separate accounts. We decide how to invest our general account assets. Fixed Account allocations do not share in the actual investment experience of the general account. Instead, we guarantee that the Fixed Account will credit interest at an annual effective rate of at least 3%. We may or may not credit interest at a higher rate. We declare the current interest rate for the Fixed Account periodically. The Fixed Account earns interest daily.

VALUES AND BENEFITS

   Cash value in the Fixed Account increases from net premiums allocated and transfers to the Fixed Account and Fixed Account interest, and decreases from loans, partial withdrawals made from the Fixed Account, charges and transfers from the Fixed Account. We deduct charges from the Fixed Account and the Policy's Investment Divisions in proportion to the amount of cash value in each. (See "Monthly Deduction from Cash Value.") A Policy's total cash value includes cash value in the Separate Account, the Fixed Account, and any cash value held in the Loan Account due to a Policy loan.

   Cash value in the Fixed Account is included in the calculation of the Policy's death benefit in the same manner as the cash value in the Separate Account. (See "Death Benefits.")

POLICY TRANSACTIONS

   Except as described below, the Fixed Account has the same rights and limitations regarding premium allocations, transfers, loans, surrenders and partial withdrawals as the Separate Account. The following special rules apply to the Fixed Account.

   Twenty days after we apply the initial premium to the Policy you may transfer cash value from the Fixed Account to the Separate Account. The amount of any transfer must be at least $50, unless the balance remaining would be less than $50, in which case you may withdraw or transfer the entire Fixed Account cash value. After the first Policy year you may withdraw cash value from the Fixed Account. The amount of any partial withdrawal, net of applicable Surrender Charges, must be at least $500. No amount may be withdrawn from the Fixed Account that would result in there being insufficient cash value to meet any Surrender Charges that would be payable immediately following the withdrawal upon the surrender of the remaining cash value in the Policy. We reserve the right to only allow transfers and withdrawals from the Fixed Account during the 30-day period that follows the Policy anniversary. The total amount of transfers and withdrawals in a Policy year may not exceed the greater of (a) 25% of the Policy's cash surrender value in the Fixed Account at the beginning of the Policy year, (b) the previous Policy year's maximum allowable withdrawal amount and (c) 100% of the cash surrender value in the Fixed Account if withdrawing the greater of (a) and (b) would result in a Fixed Account balance of $50 or less. We are not currently imposing the maximum limit on transfers and withdrawals from the Fixed Account, but we reserve the right to do so.

   There is currently no transaction charge for partial withdrawals or transfers. We reserve the right to limit partial withdrawals to 12 and transfers to four in a Policy year and to impose a charge of $25 for each partial withdrawal or transfer. We may revoke or modify the privilege of transferring amounts to the Fixed Account at any time. We may also modify the privilege of transferring amounts from the Fixed Account at any time. Partial withdrawals will result in the imposition of any applicable Surrender Charges.

   Unless you request otherwise, a Policy loan reduces the Policy's cash value in the Investment Divisions and the Fixed Account proportionately. We allocate all loan repayments in the same proportion that the cash value in each Investment Division and the Fixed Account bears to the Policy's total unloaned cash value. The amount transferred from the Policy's Investment Divisions and the Fixed Account as a result of a loan earns interest at an effective rate of at least 3% per year, which we credit to the Policy's cash value in the Investment Divisions and the Fixed Account in proportion to the Policy's cash value in each on the day it is credited.

   We take partial withdrawals from the Policy's Investment Divisions and the Fixed Account in the same proportion that the cash value in each account bears to the Policy's total unloaned cash value.

   We can delay transfers, surrenders, withdrawals and Policy loans from the Fixed Account for up to six months. We will not delay loans to pay premiums on policies issued by us.

                                    CHARGES

   We make certain charges and deductions under the Policy. These charges and deductions compensate us for: (1) services and benefits we provide; (2) costs and expenses we incur; and (3) risks we assume.

Services and benefits we provide:

  .  the death benefit, cash, and loan benefits under the Policy

  .  investment options, including premium allocations

  .  administration of elective options

  .  the distribution of reports to Policy Owners

Costs and expenses we incur:

  . costs associated with processing and underwriting applications, and with issuing and administering the Policy (including any riders)

  .  overhead and other expenses for providing services and benefits

  .  sales and marketing expenses

  . other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state, and local premium and other taxes and fees

Risks we assume:

  . that the cost of insurance charges we may deduct are insufficient to meet our actual claims because the insureds die sooner than we estimate

  . that the cost of providing the services and benefits under the Policies exceed the charges we deduct

   The amount of a charge may not necessarily correspond to the costs of the services or benefits that are implied by the name of the charge or that are associated with the particular Policy. For example, the sales charge and Surrender Charge may not fully cover all of our sales and distribution expenses, and we may use proceeds from other charges, including the Mortality and Expense Risk Charge and the cost of insurance charge, to help cover those expenses. We may profit from certain Policy charges.

DEDUCTIONS FROM PREMIUMS

   Prior to the allocation of a premium, we deduct a percentage of your premium payment. We credit the remaining amount (the net premium) to your cash value according to your allocation instructions. The deductions we make from each premium payment are the sales charge, the premium tax charge, and the federal tax charge.

   SALES CHARGE.  We deduct a 2.25% sales charge from each premium payment.

   Currently, the sales charge is only deducted from premium payments that are less than or equal to the Target Premium.

   PREMIUM TAX CHARGE. We deduct 2.0% from each premium for premium taxes and administrative expenses. Premium taxes vary from state to state, but we deduct a flat 2.0%, which is based on an average of such taxes. Administrative expenses covered by this charge include those related to premium tax and certain other state filings.

   FEDERAL TAX CHARGE. We deduct 1.25% from each premium for our Federal income tax liability related to premiums.

   EXAMPLE:  The following chart shows the net amount that we would allocate to the Policy assuming a premium payment of $4,000 (and a Target Premium of $2,000).

           NET
PREMIUM  PREMIUM
-------  -------
$4,000   $4,000
           -175   (5.5% x $2,000) + (3.25% x $2,000) = total sales, premium tax and Federal tax charges
         ------
         $3,825   Net Premium

SURRENDER CHARGE

   If, during the first ten Policy years, or during the first ten Policy years following a face amount increase, you surrender or lapse your Policy, reduce the face amount, or make a partial withdrawal or change in death benefit option that reduces the face amount, then we will deduct a Surrender Charge from the cash value. The maximum Surrender Charge is shown in your Policy.

   No Surrender Charge will apply on up to 10% of the cash surrender value withdrawn each year.

   The Surrender Charge depends on the face amount of your Policy and the issue age, sex (except for unisex policies), risk class and smoker status of the insured. The Surrender Charge will remain level for up to three Policy years, or for up to three years after a face amount increase, and will then decline on a monthly basis until it reaches zero at the end of the tenth Policy year (or the tenth year following the face amount increase).

   The table below shows the maximum Surrender Charge that applies if the lapse, surrender or face amount reduction occurs at any time in the first Policy year, and in the last month of each Policy year thereafter.

                                   FOR POLICIES WHICH    THE MAXIMUM
                                    ARE SURRENDERED,   SURRENDER CHARGE
                                       LAPSED OR      PER $1,000 OF BASE
                                     REDUCED DURING   POLICY FACE AMOUNT
                                   ------------------ ------------------
        Entire Policy Year                  1               $38.25
        Last Month of Policy Year           2                35.81
                                            3                32.56
                                            4                31.74
                                            5                29.84
                                            6                27.13
                                            7                24.42
                                            8                18.99
                                            9                 9.50
                                           10                 0.00

   In the case of a face amount reduction or a partial withdrawal or change in death benefit option that results in a face amount reduction, we deduct any Surrender Charge that applies from the Policy's remaining cash value in an amount that is proportional to the amount of the Policy's face amount surrendered. (See "Reduction in Face Amount," "Partial Withdrawal" and "Change in Death Benefit Option.")

   If you surrender the Policy (or a face amount increase) in the first Policy year (or in the first year following the face amount increase) we will deduct from the surrender proceeds an amount equal to the remaining first year Coverage Expense Charges. We reserve the right to also deduct an amount equal to the remaining first year Policy Charges. If you reduce the face amount of your Policy in the first year following a face amount increase, we will deduct from your cash value a proportionate amount of the remaining first year Coverage Expense Charges, based on the ratio of the face amount reduction to the Policy's original face amount.

   The Surrender Charge reduces the Policy's cash value in the Investment Divisions and the Fixed Account in proportion to the amount of the Policy's cash value in each. However, if you designate the accounts from which a partial withdrawal is to be taken, the charge will be deducted proportionately from the cash value of the designated accounts.

PARTIAL WITHDRAWAL CHARGE

   We reserve the right to impose a processing charge on each partial withdrawal. If imposed, this charge would compensate us for administrative costs in generating the withdrawn payment and in making all calculations that may be required because of the partial withdrawal.

TRANSFER CHARGE

   We reserve the right to impose a processing charge on each transfer between Investment Divisions or between an Investment Division and the Fixed Account to compensate us for the costs of processing these transfers. Transfers under one of our Automated Investment Strategies do not count as transfers for the purpose of assessing this charge.

ILLUSTRATION OF BENEFITS CHARGE

   We reserve the right to impose a charge for each illustration of Policy benefits that you request in excess of one per year. If imposed, this charge would compensate us for the cost of preparing and delivering the illustration to you.

MONTHLY DEDUCTION FROM CASH VALUE

   On the first day of each Policy month, starting with the Policy Date, we deduct the "Monthly Deduction" from your cash value.

    --If your Policy is protected against lapse by a Guaranteed Minimum Death
      Benefit, we make the Monthly Deduction each month regardless of the amount of your cash surrender value. If your cash surrender value is insufficient to pay the Monthly Deduction in any month, your Policy will not lapse, but the shortfall will, in effect, cause your cash surrender value to have a negative balance. (See "Lapse and Reinstatement.")

    --If a Guaranteed Minimum Death Benefit is not in effect, and the cash surrender value is not large enough to cover the entire Monthly Deduction, we will make the deduction to the extent cash value is available, but the Policy will be in default, and it may lapse. (See "Lapse and Reinstatement.")

   There is no Monthly Deduction on or after the Policy anniversary when the insured attains age 121.

   The Monthly Deduction reduces the cash value in each Investment Division and in the Fixed Account (and, if applicable, in the EDCA account) in proportion to the cash value in each. However, you may request that we charge the Monthly Deduction to a specific Investment Division or to the Fixed Account. If, in any month, the designated account has insufficient cash value to cover the Monthly Deduction, we will first reduce the designated account cash value to zero and then charge the remaining Monthly Deduction to all Investment Divisions and, if applicable, the Fixed Account, in proportion to the cash value in each.

   The Monthly Deduction includes the following charges:

   POLICY CHARGE. The Policy Charge is equal to $15.00 per month in the first Policy year and $8.00 per month thereafter. The Policy Charge is $12 per month in the first Policy year and $9 per month thereafter for Policies issued with face amounts of less than $50,000. No Policy Charge applies to Policies issued with face amounts equal to or greater than $250,000. The Policy Charge compensates us for administrative costs such as record keeping, processing death benefit claims and policy changes, preparing and mailing reports, and overhead costs.

   COVERAGE EXPENSE CHARGE. We impose a monthly charge for the costs of underwriting, issuing (including sales commissions), and administering the Policy or the face amount increase. The monthly charge is imposed on the base Policy face amount and varies by the base Policy's face amount and duration, and by the insured's issue age, smoking status, risk class (at the time the Policy or a face amount increase is issued), and, except for unisex Policies, the insured's sex. Currently, we only impose the Coverage Expense Charge during the first eight Policy years, and during the first eight Policy years following a requested face amount increase.

   MONTHLY CHARGES FOR THE COST OF INSURANCE. This charge covers the cost of providing insurance protection under your Policy. The cost of insurance charge for a Policy month is equal to the "amount at risk" under the Policy, multiplied by the cost of insurance rate for that Policy month. We determine the amount at risk on the first day of the Policy month. The amount at risk is the amount by which the death benefit (generally discounted at the monthly equivalent of 3% per year) exceeds the Policy's cash value. The amount at risk is affected by investment performance, loans, premium payments, fees and charges, partial withdrawals and face amount reductions.

   The guaranteed cost of insurance rates for a Policy depend on the insured's

    --smoking status

    --risk class

    --attained age

    --sex (if the Policy is sex-based).

   The current cost of insurance rates will depend on the above factors, plus

    --the insured's age at issue (and at the time of any face amount increase)

    --the Policy year (and the year of any face amount increase)

    --the Policy's face amount.

   We guarantee that the rates for underwritten Policies will not be higher than rates based on

    --the 2001 Commissioners Standard Ordinary Mortality Tables (the "2001 CSO
      Tables") with smoker/ nonsmoker modifications, for Policies issued on non-juvenile insureds (age 18 and above at issue), adjusted for substandard ratings or flat extras, if applicable

    --the 2001 CSO Aggregate Tables (Nonsmoker Tables for attained age 16 and older), for Policies issued on juvenile insureds (below age 18 at issue).

   The actual rates we use may be lower than the maximum rates, depending on our expectations about our future mortality and expense experience, lapse rates, taxes and investment earnings. We review the adequacy of our cost of insurance rates and other non-guaranteed charges periodically and may adjust them. Any change will apply prospectively.

   The risk classes we use are

    --for Policies issued on non-juvenile insureds: preferred smoker, standard smoker, rated smoker, elite nonsmoker, preferred nonsmoker, standard nonsmoker, and rated nonsmoker.

    --for Policies issued on juvenile insureds: standard and rated (with our consent).

   Rated Policies have higher cost of insurance deductions. We base the guaranteed maximum mortality charges for substandard ratings on multiples of the 2001 CSO Tables.

   The following standard or better smoker and non-smoker classes are available for underwritten Policies:

    --elite nonsmoker for Policies with face amounts of $250,000 or more where the issue age is 18 through 80;

    --preferred smoker and preferred nonsmoker for Policies with face amounts of $100,000 or more where the issue age is 18 through 80;

    --standard smoker and standard nonsmoker for Policies with face amounts of $50,000 or more ($25,000 for pension plans) where the issue age is 18 through 85.

   The elite nonsmoker class generally offers the best current cost of insurance rates, and the preferred classes generally offer better current cost of insurance rates than the standard classes.

   Cost of insurance rates are generally lower for nonsmokers than for smokers and generally lower for females than for males. Within a given risk class, cost of insurance rates are generally lower for insureds with lower issue ages. For Policies sold in connection with some employee benefit plans, cost of insurance rates (and Policy values and benefits) do not vary based on the sex of the insured.

   We may offer Policies on a guaranteed issue basis to certain group or sponsored arrangements. We issue these Policies up to predetermined face amount limits. Because we issue these Policies based on minimal underwriting information, they may present a greater mortality cost to us than Policies issued in a standard class. Therefore, these Policies will be issued with a risk class of standard smoker or standard nonsmoker, but will be subject to an additional flat extra charge. However, the overall cost of insurance deduction for a Policy issued on a guaranteed issue basis will not exceed the maximum cost of insurance deduction imposed under fully underwritten Policies.

   CHARGES FOR ADDITIONAL BENEFITS. We charge for the cost of any additional rider benefits as described in the rider form.

   MORTALITY AND EXPENSE RISK CHARGE. We impose a monthly charge for our mortality and expense risks.

   The mortality risk we assume is that insureds may live for shorter periods of time than we estimated. The expense risk is that our costs of issuing and administering the Policies may be more than we estimated. The charge is imposed on the cash value in the Separate Account, but the rate we charge is determined by the cash value in the Separate Account and the Fixed Account. The rate is determined on each monthly anniversary and varies based on the Policy year and the Policy's net cash value in relation to the Policy's Target Premium. As shown in the table below, the rate declines as the Policy's net cash value and the Policy years increase. The charge is guaranteed not to exceed 0.80% in Policy years 1-10, 0.35% in Policy years 11-19, 0.20% in Policy years 20-29 and 0.05% thereafter.

                                                      CHARGE APPLIED
                                                     TO CASH VALUE IN
           POLICY YEAR        NET CASH VALUE         SEPARATE ACCOUNT
           ----------------------------------------------------------
                            < 5 target premiums           0.60%
            1 - 10      5 but < 10 target premiums        0.55%
                        10 but < 20 target premiums       0.30%
                        20 target premiums or more        0.15%
           ----------------------------------------------------------
                            < 5 target premiums           0.35%
            11 - 19     5 but < 10 target premiums        0.30%
                        10 but < 20 target premiums       0.15%
                        20 target premiums or more        0.10%
           ----------------------------------------------------------
                            < 5 target premiums           0.20%
                        5 but < 10 target premiums        0.15%
            20 - 29     10 but < 20 target premiums       0.10%
                        20 target premiums or more        0.05%
           ----------------------------------------------------------
              30+                                         0.05%
           ----------------------------------------------------------

LOAN INTEREST SPREAD

   We charge you interest on a loan at a maximum effective rate of 4.0% per year in Policy years 1-10 and 3.0% per year thereafter, compounded daily. We also credit interest on the amount we take from the Policy's accounts as a result of the loan at a minimum annual effective rate of 3% per year, compounded daily. As a result, the loan interest spread will never be more than 1.00%.

CHARGES AGAINST THE PORTFOLIOS AND THE INVESTMENT DIVISIONS OF THE SEPARATE ACCOUNT

   CHARGES FOR INCOME TAXES. We currently do not charge the Separate Account for income taxes, but in the future we may make such a charge, if appropriate. We have the right to make a charge for any taxes imposed on the Policies in the future. (See "MetLife's Income Taxes.")

   PORTFOLIO EXPENSES. There are daily charges against the Portfolio assets for investment advisory services and fund operating expenses. These are described in the Fee Table as well as in the Portfolio prospectuses.

                              TAX CONSIDERATIONS

INTRODUCTION


   The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. The summary does not address state, local or foreign tax issues related to the Policy. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon our understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service. It should be further understood that the following discussion is not exhaustive and that special rules not described herein may be applicable in certain situations.


   IRS CIRCULAR 230 NOTICE: The tax information contained herein is not intended to (and cannot) be used by anyone to avoid IRS penalties. It is intended to support the sale of the Policy. The Policy Owner should seek tax advice based on the Policy Owner's particular circumstances from an independent tax adviser.

TAX STATUS OF THE POLICY

   In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we anticipate that the Policy should be deemed to be a life insurance contract under Federal tax law. However, if your Policy is issued on a substandard basis, there is additional uncertainty. Moreover, if you elect the Acceleration of Death Benefit Rider, the tax qualification consequences associated with continuing the Policy after a distribution is made under the rider are unclear. We may take appropriate steps to bring the Policy into compliance with applicable requirements, and we reserve the right to restrict Policy transactions in order to do so. The insurance proceeds payable on the death of the insured will never be less than the minimum amount required for the Policy to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Policy was issued.

   In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets. Although published guidance in this area does not address certain aspects of the Policies, we believe that the Owner of a Policy should not be treated as the owner of the Separate Account assets. We reserve the right to modify the Policies to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Policies from being treated as the owners of the underlying Separate Account assets.

   In addition, the Code requires that the investments of the Separate Account be "adequately diversified" in order for the Policies to be treated as life insurance contracts for Federal income tax purposes. It is intended that the Separate Account, through the Portfolios, will satisfy these diversification requirements. If Portfolio shares are sold directly to either non-qualified plans or to tax-qualified retirement plans that later lose their tax qualified status, there could be adverse consequences under the diversification rules.

   The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

   IN GENERAL. The death benefit under a Policy should generally be excludible from the gross income of the beneficiary for Federal income tax purposes.


   In the case of employer-owned life insurance as defined in Section 101(j), the amount of the death benefit excludable from gross income is limited to premiums paid unless the Policy falls within certain specified exceptions and a notice and consent requirement is satisfied before the Policy is issued. Certain specified exceptions are based on the status of an employee as highly compensated, a director, or recently employed. There are also exceptions for Policy proceeds paid to an employee's heirs. These exceptions only apply if proper notice is given to the insured employee and consent is received from the insured employee before the issuance of the Policy. These rules apply to Policies issued August 18, 2006 and later and also apply to policies issued before August 18, 2006 after a material increase in the death benefit or other material change. An IRS reporting requirement applies to employer-owned life insurance subject to these rules. Because these rules are complex and will affect the tax treatment of death benefits, it is advisable to consult tax counsel. The death benefit will also be taxable in the case of a transfer-for-value unless certain exceptions apply.

   Federal, state and local estate, inheritance and other tax consequences of ownership, or receipt of Policy proceeds, depend on the circumstances of each Policy Owner or beneficiary. A tax adviser should be consulted on these circumstances.


   Generally, the Policy Owner will not be deemed to be in constructive receipt of the Policy cash value until there is a distribution or a deemed distribution. When distributions from a Policy occur, or when loans are taken from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a modified endowment contract ("MEC").

   MODIFIED ENDOWMENT CONTRACTS. Under the Internal Revenue Code, certain life insurance contracts are classified as modified endowment contracts, with less favorable income tax treatment than other life insurance contracts. Due to the Policy's flexibility with respect to premium payments and benefits, each Policy's circumstances will determine whether the Policy is a MEC. In general a Policy will be classified as a modified endowment contract if the amount of premiums paid into the Policy causes the Policy to fail the "7-pay test." A Policy will fail the 7-pay test if at any time in the first seven Policy years, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.


   If there is a reduction in the benefits under the Policy during the first seven Policy years, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced face amount. If there is a "material change" in the Policy's benefits or other terms, even after the first seven Policy years, the Policy may have to be retested as if it were a newly issued Policy. A material change can occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Policy years. To prevent your Policy from becoming a modified endowment contract, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective Policy Owner should consult a tax adviser to determine whether a Policy transaction will cause the Policy to be classified as a modified endowment contract. The IRS has promulgated a procedure for the correction of inadvertent modified endowment contracts.


   DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT
CONTRACTS. Policies classified as modified endowment contracts are subject to the following tax rules:

      (1) All distributions other than death benefits, including distributions upon surrender and withdrawals, from a modified endowment contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policy Owner's investment in the Policy only after all gain has been distributed.

      (2) Loans taken from or secured by a Policy classified as a modified endowment contract are treated as distributions and taxed accordingly.

      (3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Policy Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policy Owner or the joint lives (or joint life expectancies) of the Policy Owner and the Policy Owner's beneficiary. The foregoing exceptions generally do not apply to corporate Policy Owners.


   If a Policy becomes a modified endowment contract, distributions will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

   DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS. Distributions other than death benefits from a Policy that is not classified as a modified endowment contract are generally treated first as a recovery of the Policy Owner's investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

   Loans from or secured by a Policy that is not a modified endowment contract are generally not treated as distributions. However, the tax consequences associated with Policy loans that are outstanding after the first ten Policy years are less clear and a tax adviser should be consulted about such loans.

   Finally, neither distributions from nor loans from or secured by a Policy that is not a modified endowment contract are subject to the 10 percent additional income tax.

   INVESTMENT IN THE POLICY. Your investment in the Policy is generally your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

   POLICY LOANS. In general, interest on a Policy loan will not be deductible. If a Policy loan is outstanding when a Policy is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. A loan may also be taxed when a Policy is exchanged. Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.

   MULTIPLE POLICIES. All modified endowment contracts that are issued by MetLife (or its affiliates) to the same Policy Owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includible in the Policy Owner's income when a taxable distribution occurs.

   WITHHOLDING. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's Federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

   LIFE INSURANCE PURCHASES BY NONRESIDENT ALIENS AND FOREIGN
CORPORATIONS. Policy Owners that are not U.S. citizens or residents will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, Policy Owners may be subject to state and/or municipal taxes and taxes that may be imposed by the Policy Owner's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding taxation with respect to a purchase of the Policy.

   ACCELERATION OF DEATH BENEFIT RIDER. Payments received under the Acceleration of Death Benefit Rider should be excludable from the gross income of the beneficiary except in certain business contexts. However, you should consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting payment under this rider.

   OVERLOAN PROTECTION RIDER. If you are contemplating the purchase of the Policy with the Overloan Protection Rider, you should be aware that the tax consequences of the Overloan Protection Rider have not been ruled on by the IRS or the courts. It is possible that the IRS could assert that the outstanding loan balance should be treated as a taxable distribution when the Overloan Protection Rider causes the Policy to be converted into a fixed Policy. You should consult a tax adviser as to the tax risks associated with the Overloan Protection Rider.

   ESTATE, GIFT AND GENERATION-SKIPPING TRANSFER TAXES. The transfer of the Policy or the designation of a beneficiary may have Federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. When the insured dies, the death proceeds will generally be includable in the Policy Owner's estate for purposes of the Federal estate tax if the Policy Owner was the insured, if the insured possessed incidents of ownership in the Policy at the time of death, or if the insured made a gift transfer of the Policy within three years of death. If the Policy Owner was not the insured, the fair market value of the Policy would be included in the Policy Owner's estate upon the Policy Owner's death.

   Moreover, under certain circumstances, the Internal Revenue Code may impose a "generation-skipping transfer tax" when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Policy Owner. Regulations issued under the Internal Revenue Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

   Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under Federal, state and local law. The individual situation of each Policy Owner or beneficiary will determine the extent, if any, to which Federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of Federal, state and local estate, inheritance, generation-skipping and other taxes.

   In general, current rules provide for a $5 million estate, gift and generation-skipping transfer tax exemption (as indexed for inflation) and a top tax rate of 40 percent.

   The complexity of the tax law, along with uncertainty as to how it might be modified in 2010 and in coming years, underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

   OTHER POLICY OWNER TAX MATTERS. The application of certain tax rules after age 100 is not entirely clear. The tax consequences of continuing the Policy beyond the insured's attained age 121 are also unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the insured's attained age 121.

   If a trustee under a pension or profit-sharing plan, or similar deferred compensation arrangement, owns a Policy, the Federal, state and estate tax consequences could differ. The amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan are limited. Providing excessive life insurance coverage in a retirement plan will have adverse tax consequences. The inclusion of riders, such as waiver of premium riders, may also have adverse tax consequences. Therefore, it is important to discuss with your tax adviser the suitability of the Policy, including the suitability of coverage amounts and Policy riders, before any purchase by a retirement plan. Any proposed distribution or sale of a Policy by a retirement plan will also need to be discussed with a tax adviser. The current cost of insurance for the net amount at risk is treated as a "current fringe benefit" and must be included annually in the plan participant's gross income. If the plan participant dies while covered by the plan and the Policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the cash value is not income taxable. However, the cash value will generally be taxable to the extent it exceeds the participant's cost basis in the Policy. Policies owned under these types of plans may be subject to restrictions under the Employee Retirement Income Security Act of 1974 ("ERISA"). You should consult a qualified adviser regarding ERISA.

   Department of Labor ("DOL") regulations impose requirements for participant loans under retirement plans covered by ERISA. Plan loans must also satisfy tax requirements to be treated as nontaxable. Plan loan requirements and provisions may differ from the Policy loan provisions. Failure of plan loans to comply with the requirements and provisions of the DOL regulations and of tax law may result in adverse tax consequences and/or adverse consequences under ERISA. Plan fiduciaries and participants should consult a qualified adviser before requesting a loan under a Policy held in connection with a retirement plan.

   Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover,

Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

   Ownership of the Policy by a corporation, trust or other non-natural person could jeopardize some (or all) of such entity's interest deduction under Internal Revenue Code Section 264, even where such entity's indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of the Policy, the Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax adviser before any non-natural person is made an owner or holder of the Policy, or before a business (other than a sole proprietorship) is made a beneficiary of the Policy.

   GUIDANCE ON SPLIT DOLLAR PLANS. The IRS has issued guidance on split dollar insurance plans. A tax adviser should be consulted with respect to this guidance if you have purchased or are considering the purchase of a Policy for a split dollar insurance plan. If your Policy is part of an equity split dollar arrangement taxed under the economic benefit regime, there is a risk that some portion of the Policy cash value may be taxed prior to any Policy distribution. If your split dollar plan provides deferred compensation, recently enacted rules governing deferred compensation arrangements may apply. Failure to adhere to these rules will result in adverse tax consequences. Consult a tax adviser.

   In addition, the Sarbanes-Oxley Act of 2002 (the "Act"), which was signed into law on July 30, 2002, prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on U.S. exchanges, from extending, directly or indirectly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted to apply to split-dollar life insurance arrangements for directors and executive officers of such companies, since such arrangements can arguably be viewed as involving a loan from the employer for at least some purposes.

   Any affected business contemplating the payment of a premium on an existing Policy or the purchase of a new Policy in connection with a split-dollar life insurance arrangement should consult legal counsel.


   CORPORATE ALTERNATIVE MINIMUM TAX. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the Federal corporate alternative minimum tax, if the Policy Owner is subject to that tax.


   POSSIBLE TAX LAW CHANGES. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.



METLIFE'S INCOME TAXES


   Under current Federal income tax law, MetLife is not taxed on the Separate Account's operations. Thus, currently we do not deduct a charge from the Separate Account for company Federal income taxes. (We do deduct a charge for Federal taxes from premiums.) We reserve the right to charge the Separate Account for any future Federal income taxes we may incur.


   Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.


   TAX CREDITS AND DEDUCTIONS. MetLife may be entitled to certain tax benefits related to the assets of the Separate Account. These tax benefits, which may include foreign tax credits and corporate dividend received deductions, are not passed back to the Separate Account or to Policy Owners since MetLife is the owner of the assets from which the tax benefits are derived.


                         DISTRIBUTION OF THE POLICIES

   We have entered into a distribution agreement with our affiliate, MetLife Investors Distribution Company ("Distributor"), for the distribution of the Policies. We and Distributor have entered into selling agreements with other affiliated and unaffiliated broker-dealers ("selling firms") for the sale of the Policies through their registered representatives. Our affiliated broker-dealers are MetLife Securities, Inc. ("MSI") and New England Securities Corporation ("NES"). Distributor, MSI and NES are registered with the SEC as broker-dealers under the Securities Exchange Act of 1934 and are members of the Financial Industry Regulatory Authority ("FINRA"). FINRA provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line.


COMMISSIONS AND OTHER CASH COMPENSATION

   All selling firms receive commissions. The portion of the commission payments that selling firms pass on to their sales representatives is determined in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. A selling firm or a sales representative of a selling firm may receive different compensation for selling one product over another and/or may be inclined to favor one product provider over another due to differing compensation rates.


   Our affiliated sales representatives must meet a minimum level of sales production in order to maintain their agent status with us. Sales representatives can meet the minimum level of sales production through sales of proprietary and/or non-proprietary products. (Proprietary products are those issued by us or our affiliates.) However, sales representatives can meet a lower alternative minimum level of sales production if the sales representative focuses on sales of proprietary products. Therefore, a sales representative may have an incentive to favor the sale of proprietary products. Moreover, because the managers who supervise the representatives receive a higher level of compensation based on sales of proprietary products, these sales managers have an incentive to promote the sale of proprietary products.

   Our affiliated sales representatives receive cash payments for the products they sell and service based on a "gross dealer concession" model. A sales representative is entitled to part or all of the gross dealer concession. The percentage to which the representative is entitled is determined by a sliding-scale formula that takes into account the total amount of proprietary and non-proprietary products sold and serviced by the representative.


   In the first Policy year, the gross dealer concession amount for the Policies is 117% of premiums paid up to the Commissionable Target Premium, and 5.0% of premiums paid in excess of the Commissionable Target Premium. In Policy years 2 through 10, the gross dealer concession amount is 8.0% of all premiums paid, and in Policy years 11 and thereafter the gross dealer concession amount is 2.0% of all premiums. Commissionable Target Premium is generally the Target Premium as defined in the Glossary, excluding the portions associated with flat extras and certain riders, and is generally equal to or less than the Target Premium. Sales representatives of affiliated selling firms and their managers may be eligible for various cash benefits that we may provide jointly with affiliated selling firms. Ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of the Policy.


   Our sales representatives and their managers may be eligible for additional cash compensation, such as bonuses and expense allowances, including, for example, a bonus of 2.5% of first year gross dealer concession payable for sales of the Policy, equity awards (such as stock options), training allowances, supplemental compensation, product level add-ons controlled at the local and company levels, financing arrangements, special loan repayment options, marketing support, medical and other insurance benefits, and retirement benefits and other benefits. Since some of this additional compensation, in particular, life insurance, disability and retirement benefits, is based primarily on the amount of proprietary products sold, sales representatives and their managers have an incentive to favor the sale of proprietary products. Sales representatives who meet certain productivity, persistency, and length of service standards and/or their managers may be eligible for additional cash compensation. Moreover, managers may be eligible for additional cash compensation based on the sales production of the sales representatives that the manager supervises. The business unit responsible for the operation of our distribution system is also eligible to receive an amount of compensation.

   The maximum commissions paid for sale of the Policies through unaffiliated selling firms are as follows: 99% of premiums paid up to the Commissionable Target Premium, and 5.0% of premiums paid in excess of Commissionable Target Premium in Policy year 1; 13.0% of all premiums paid in Policy years 2 through 10; and 2.0% of all premiums paid thereafter. In addition, commissions are payable based on the cash value of the Policies in the following amounts:

0.10% in Policy years 2 through 10; 0.08% in Policy years 11 through 20; and 0.06% thereafter. Commissionable Target Premium is generally the Target Premium as defined in the Glossary, excluding the portions associated with flat extras and certain riders, and is generally equal to or less than the Target Premium. We and/or distributor may also make bonus payments to selling firms. The maximum amount of these bonus payments are as follows: 9.0% of premiums paid up to the Commissionable Target Premium and 2.0% of premiums paid in excess of the Commissionable Target Premium in Policy year 1; 19.75% of premiums paid up to the Commissionable Target Premium and 0.25% of premiums paid in excess of the Commissionable Target Premium paid in Policy year 2; and 0.25% of all premiums paid thereafter. Unaffiliated selling firms pay their sales representatives all or a portion of the commissions received for their sales of the Policies. The amount that firms pass on to their sales representatives is determined in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Sales representatives of these selling firms may also receive non-cash compensation pursuant to their firm's guidelines or directly from us or Distributor. Ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of the Policy.


NON-CASH COMPENSATION

   Sales representatives and their Managers (and the sales representatives and managers of our affiliates) are also eligible for various non-cash compensation programs that we offer such as conferences, trips, prizes, and awards. Other payments may be made for other services that do not directly involve the sale of the Policies. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.

OTHER PAYMENTS


   We and Distributor may enter into preferred distribution arrangements with selected selling firms under which we pay additional compensation, including marketing allowances, introduction fees, persistency payments, preferred status fees and industry conference fees. Marketing allowances are periodic payments to certain selling firms, the amount of which depends on cumulative periodic (usually quarterly) sales of our insurance products (including the Policies) and may also depend on meeting thresholds in the sale of certain of our insurance products. They may also include payments we make to cover the cost of marketing or other support services provided for or by registered representatives who may sell our products. Introduction fees are payments to selling firms in connection with the addition of these variable products to the selling firm's line of investment products, including expenses relating to establishing the data communications systems necessary for the selling firm to offer, sell and administer these products. Persistency payments are periodic payments based on account and/or cash values of these variable insurance products. Preferred status fees are paid to obtain preferred treatment of these products in selling firms' marketing programs, which may include marketing services, participation in marketing meetings, listings in data resources and increased access to their sales representatives. Industry conference fees are amounts paid to cover in part the costs associated with sales conferences and educational seminars for selling firms' sales representatives.

   These preferred distribution arrangements are not offered to all selling firms. The terms of any particular agreement governing compensation may vary among selling firms and the amounts may be significant. Distributor has entered into preferred distribution arrangements with the unaffiliated selling firms listed in the Statement of Additional Information. We and Distributor may enter into similar arrangements with our affiliates MSI and NES. The prospect of receiving, or the receipt of, additional compensation as described above may provide selling firms or their representatives with an incentive to favor sales of the Policies over other variable insurance policies (or other investments) with respect to which the selling firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the Policies. For more information about any such arrangements, ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of a Policy.


   We also pay amounts to Distributor that may be used for its operating and other expenses, including the following sales expenses: compensation and bonuses for Distributor's management team, advertising expenses, and other expenses of distributing the Policies. Distributor's management team may also be eligible for non-cash compensation items that we may provide jointly with Distributor. Non-cash items include conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and similar items.

   We pay American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series, a percentage of all premiums allocated to the American Funds Bond Fund, the American Funds Global Small Capitalization Fund, the American Funds Growth Fund, and the American Funds Growth-Income Fund, as well as a percentage of all premiums allocated to the American Funds Balanced Allocation Portfolio, the American Funds Growth Allocation Portfolio and the American Funds Moderate Allocation Portfolio, for the services it provides in marketing the Funds' shares in connection with the Policies. Each of these Funds makes payments to Distributor under their distribution plans in consideration of services provided and expenses incurred by Distributor in distributing their shares. These payments currently equal 0.25% of Separate Account assets invested in the particular Portfolio. (See "Fee Tables--Annual Portfolio Operating Expenses" and the Portfolio prospectuses.)

   Commissions and other incentives or payments described above are not charged directly to Policy Owners or the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Policy.

   The Statement of Additional Information contains additional information about the compensation paid for the sale of the Policies.

                               LEGAL PROCEEDINGS

   In the ordinary course of business, MetLife, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made. It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, MetLife does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MetLife Investors Distribution Company to perform its contract with the Separate Account or of MetLife to meet its obligations under the Policies.

                    RESTRICTIONS ON FINANCIAL TRANSACTIONS

   Applicable laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to reject a premium payment and/or block or "freeze" your Policy. If these laws apply in a particular situation, we would not be allowed to process any request for withdrawals, surrenders, loans or death benefits, make transfers, or continue making payments under your death benefit option until instructions are received from the appropriate regulator. We also may be required to provide additional information about you or your Policy to government regulators.



                             FINANCIAL STATEMENTS


   You may find the financial statements of the Separate Account and the financial statements of MetLife in the Statement of Additional Information. MetLife's financial statements should be considered only as bearing on our ability to meet our obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

                                   GLOSSARY

   AGE. The age of an insured refers to the insured's age at his or her nearest birthday.

   ATTAINED AGE. The insured's issue age plus the number of completed Policy years.

   BASE POLICY.  The Policy without riders.

   CASH SURRENDER VALUE. The amount you receive if you surrender the Policy. It is equal to the Policy's cash value reduced by any Surrender Charge that would apply on surrender and by any outstanding Policy loan and accrued interest.

   CASH VALUE. A Policy's cash value includes the amount of its cash value held in the Separate Account, the amount held in the Fixed Account, if there is an outstanding Policy loan, the amount of its cash value held in the Loan Account, and any amount held in the EDCA account.

   FIXED ACCOUNT. The Fixed Account is a part of our general account to which you may allocate net premiums. It provides guarantees of principal and interest.

   INVESTMENT DIVISION. A sub-account of the Separate Account that invests in shares of an open-ended management investment company or other pools of investment assets.

   INVESTMENT START DATE. This is the later of the Policy Date and the date we first receive a premium payment for the Policy.

   ISSUE AGE. The age of the insured as of his or her birthday nearest to the Policy Date.

   LOAN ACCOUNT. The account to which cash value from the Separate and/or Fixed Accounts is transferred when a Policy loan is taken.

   NET CASH VALUE. The Policy's cash value less any outstanding loans and accrued loan interest.

   PLANNED PREMIUM. The Planned Premium is the premium payment schedule you choose to help meet your future goals under the Policy. The Planned Premium consists of a first-year premium amount and an amount for premium payments in subsequent Policy years. It is subject to certain limits under the Policy.

   POLICY DATE. The date on which coverage under the Policy and Monthly Deductions begin. If you make a premium payment with the application, unless you request otherwise, the Policy Date is generally the date the Policy application is approved. If you choose to pay the initial premium upon delivery of the Policy, unless you request otherwise, the Policy Date is generally the date on which we receive your initial payment.

   PREMIUMS. Premiums include all payments under the Policy, whether a Planned Premium or an unscheduled payment.

   SEPARATE ACCOUNT. Metropolitan Life Separate Account UL, a separate account established by MetLife to receive and invest premiums paid under the Policies and certain other variable life insurance policies, and to provide variable benefits.

   TARGET PREMIUM. We use the Target Premium to determine the amount of Mortality and Expense Risk Charge imposed on the Separate Account and the amount of Sales Charge imposed on premium payments. The Target Premium varies by issue age, sex, smoking status and any flat extras and substandard rating of the insured, and the Policy's base face amount, with additional amounts for most riders.

   YOU.   "You" refers to the Policy Owner.

                                  APPENDIX A

            GUIDELINE PREMIUM TEST AND CASH VALUE ACCUMULATION TEST

   In order to meet the Internal Revenue Code's definition of life insurance, the Policies provide that the death benefit will not be less than what is required by the "guideline premium test" under Section 7702(a)(2) of the Internal Revenue Code, or the "cash value accumulation test" under
Section 7702(a)(1) of the Internal Revenue Code, as selected by you when the Policy is issued. The test you choose at issue will be used for the life of the Policy. (See "Death Benefits.")

   For the guideline premium test, the table below shows the percentage of the Policy's cash value that is used to determine the death benefit.

           AGE OF                             AGE OF
     INSURED AT START OF PERCENTAGE OF  INSURED AT START OF  PERCENTAGE OF
       THE POLICY YEAR    CASH VALUE     THE POLICY YEAR      CASH VALUE
     ------------------- -------------  -------------------  -------------
        0 through 40         250                61               128
             41              243                62               126
             42              236                63               124
             43              229                64               122
             44              222                65               120
             45              215                66               119
             46              209                67               118
             47              203                68               117
             48              197                69               116
             49              191                70               115
             50              185                71               113
             51              178                72               111
             52              171                73               109
             53              164                74               107
             54              157          75 through 90          105
             55              150                91               104
             56              146                92               103
             57              142                93               102
             58              138          94 through 121         101
             59              134
             60              130

   For the cash value accumulation test, sample net single premium factors for selected ages of male and female insureds, in a standard or better nonsmoker risk class, are listed below.

                                             NET SINGLE PREMIUM
                                                 FACTOR
                                             ------------------
                   AGE                        MALE     FEMALE
                   ---                        -------  -------
                   30....................... 5.82979   6.59918
                   40....................... 4.11359   4.63373
                   50....................... 2.93292   3.28706
                   60....................... 2.14246   2.40697
                   70....................... 1.64028   1.82665
                   80....................... 1.32530   1.44515
                   90....................... 1.15724   1.22113
                   100...................... 1.08417   1.10646
                   120...................... 1.02597   1.02597

                                  APPENDIX B

                 ILLUSTRATIONS OF DEATH BENEFITS, CASH VALUES
                           AND CASH SURRENDER VALUES

   The tables in Appendix B illustrate the way the Policies work, based on assumptions about investment returns and the insured's characteristics. They show how the death benefit, cash surrender value and cash value could vary over an extended period of time assuming hypothetical gross rates of return (i.e., investment income and capital gains and losses, realized or unrealized) for the Separate Account equal to constant after tax annual rates of 0%, 6% and 10%. The tables are based on a face amount of $350,000 for a male aged 35. The insured is assumed to be in the preferred nonsmoker risk class. The tables assume no rider benefits and assume that no allocations are made to the Fixed Account. Values are first given based on current Policy charges and then based on guaranteed Policy charges. (See "Charges.") Illustrations show the Option A death benefit.

   Policy values would be different (either higher or lower) from the illustrated amounts in certain circumstances. For example, illustrated amounts would be different where actual gross rates of return averaged 0%, 6% or 10%, but: (i) the rates of return varied above and below these averages during the period, (ii) premiums were paid in other amounts or at other than annual intervals, or (iii) cash values were allocated differently among individual Investment Divisions with varying rates of return. They would also differ if a Policy loan or partial withdrawal were made during the period of time illustrated, if the insured were female or in another risk classification, or if the Policies were issued at unisex rates. For example, as a result of variations in actual returns, additional premium payments beyond those illustrated may be necessary to maintain the Policy in force for the periods shown or to realize the Policy values shown, even if the average rate of return is achieved.


   The death benefits, cash surrender values and cash values shown in the tables reflect: (i) deductions from premiums for the sales charge, premium tax and federal tax charge; and (ii) a Monthly Deduction (consisting of a Coverage Expense Charge, a Mortality and Expense Risk Charge, and a charge for the cost of insurance) from the cash value on the first day of each Policy month. The cash surrender values reflect a Surrender Charge deducted from the cash value upon surrender, face reduction or lapse during the first ten Policy years. (See "Charges.") The illustrations reflect an arithmetic average of the gross investment advisory fees and operating expenses of the Portfolios, at an annual rate of .76% of the average daily net assets of the Portfolios. This average does not reflect expense subsidies by the investment advisers of certain Portfolios.

   The gross rates of return used in the illustrations do not reflect the deductions of the fees and expenses of the Portfolios. Taking account of the average investment advisory fee and operating expenses of the Portfolios, the gross annual rates of return of 0%, 6% and 10% correspond to net investment experience at constant annual rates of -.76%, 5.20% and 9.17%, respectively.


   If you request, we will furnish a personalized illustration reflecting the proposed insured's age, sex, risk class, and the face amount or premium payment schedule requested. Because these and other assumptions will differ, the values shown in the personalized illustrations can differ very substantially from those shown in the tables. Therefore, you should carefully review the information that accompanies any personalized illustration. That information will disclose all the assumptions on which the personalized illustration is based. Where applicable, we will also furnish on request a personalized illustration for a Policy which is not affected by the sex of the insured. You should contact your registered representative to request a personalized illustration.

                               MALE ISSUE AGE 35
                           $2,500 ANNUAL PREMIUM FOR
                        PREFERRED NONSMOKER RISK CLASS
                             $350,000 FACE AMOUNT
                            OPTION A DEATH BENEFIT

             THE ILLUSTRATION IS BASED ON CURRENT POLICY CHARGES.


                 DEATH BENEFIT               CASH SURRENDER VALUE                   CASH VALUE
             ASSUMING HYPOTHETICAL          ASSUMING HYPOTHETICAL             ASSUMING HYPOTHETICAL
END OF  GROSS ANNUAL RATE OF RETURN OF  GROSS ANNUAL RATE OF RETURN OF    GROSS ANNUAL RATE OF RETURN OF
POLICY  ------------------------------- ------------------------------    ------------------------------
YEAR       0%        6%         10%       0%         6%          10%        0%         6%          10%
------     --        --         ---       --         --          ---        --         --          ---
  1     $350,000 $  350,000 $   350,000 $     0  $        0  $         0  $ 1,573  $    1,688  $     1,766
  2      350,000    350,000     350,000       0           0            0    3,094       3,422        3,650
  3      350,000    350,000     350,000       0         304          761    4,563       5,204        5,662
  4      350,000    350,000     350,000   1,734       2,788        3,565    5,981       7,035        7,812
  5      350,000    350,000     350,000   3,750       5,318        6,515    7,344       8,912       10,108
 6       350,000    350,000     350,000   5,381       7,567        9,292    8,648      10,834       12,559
  7      350,000    350,000     350,000   6,953       9,862       12,236    9,893      12,803       15,176
  8      350,000    350,000     350,000   8,794      12,533       15,698   11,080      14,820       17,985
  9      350,000    350,000     350,000  11,757      16,466       20,577   12,900      17,609       21,721
 10      350,000    350,000     350,000  14,658      20,491       25,741   14,658      20,491       25,741
 15      350,000    350,000     350,000  23,104      37,248       52,256   23,104      37,248       52,256
 20      350,000    350,000     350,000  30,397      58,143       92,743   30,397      58,143       92,743
 25      350,000    350,000     350,000  36,030      83,800      154,738   36,030      83,800      154,738
 30      350,000    350,000     350,000  38,623     114,634      250,317   38,623     114,634      250,317
 35      350,000    350,000     463,263  36,275     151,219      399,365   36,275     151,219      399,365
 40      350,000    350,000     673,115  27,086     195,890      629,079   27,086     195,890      629,079
 45      350,000    350,000   1,032,257   1,497     250,035      983,102    1,497     250,035      983,102
 50                 350,000   1,594,342             318,778    1,518,421              318,778    1,518,421
 55                 434,123   2,425,768             413,450    2,310,255              413,450    2,310,255
 60                 539,386   3,550,152             534,046    3,515,002              534,046    3,515,002
 65                 700,062   5,451,312             693,130    5,397,339              693,130    5,397,339
 70                 903,035   8,348,796             894,094    8,266,134              894,094    8,266,134
 75               1,157,265  12,738,439           1,145,807   12,612,316            1,145,807   12,612,316
 80               1,470,284  19,310,626           1,455,726   19,119,431            1,455,726   19,119,431
 85               1,846,737  28,989,897           1,828,452   28,702,868            1,828,452   28,702,868
 86               1,931,440  31,425,701           1,912,316   31,114,555            1,912,316   31,114,555


IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S INVESTMENT DIVISIONS. THE DEATH BENEFIT, CASH VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 10% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY METLIFE OR THE PORTFOLIOS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                               MALE ISSUE AGE 35
                           $2,500 ANNUAL PREMIUM FOR
                        PREFERRED NONSMOKER RISK CLASS
                             $350,000 FACE AMOUNT
                            OPTION A DEATH BENEFIT

           THIS ILLUSTRATION IS BASED ON GUARANTEED POLICY CHARGES.


                DEATH BENEFIT         CASH SURRENDER VALUE ASSUMING          CASH VALUE
            ASSUMING HYPOTHETICAL            HYPOTHETICAL               ASSUMING HYPOTHETICAL
                GROSS ANNUAL                 GROSS ANNUAL                   GROSS ANNUAL
END OF        RATE OF RETURN OF            RATE OF RETURN OF              RATE OF RETURN OF
POLICY  ----------------------------- ---------------------------    ---------------------------
YEAR       0%       6%        10%       0%       6%         10%        0%       6%         10%
------     --       --        ---       --       --         ---        --       --         ---
  1     $350,000 $350,000 $   350,000 $     0  $     0  $         0  $ 1,264  $ 1,370  $     1,441
  2      350,000  350,000     350,000       0        0            0    2,490    2,780        2,981
  3      350,000  350,000     350,000       0        0            0    3,681    4,236        4,633
  4      350,000  350,000     350,000     577    1,478        2,145    4,824    5,725        6,392
  5      350,000  350,000     350,000   2,330    3,659        4,677    5,923    7,253        8,271
  6      350,000  350,000     350,000   3,710    5,552        7,010    6,977    8,819       10,277
  7      350,000  350,000     350,000   5,034    7,473        9,470    7,975   10,414       12,410
  8      350,000  350,000     350,000   6,621    9,742       12,385    8,908   12,029       14,672
  9      350,000  350,000     350,000   8,628   12,516       15,923    9,772   13,659       17,067
 10      350,000  350,000     350,000  10,556   15,295       19,596   10,556   15,295       19,596
 15      350,000  350,000     350,000  13,569   24,047       35,434   13,569   24,047       35,434
 20      350,000  350,000     350,000  14,375   33,031       57,615   14,375   33,031       57,615
 25      350,000  350,000     350,000  10,630   39,994       87,905   10,630   39,994       87,905
 30               350,000     350,000           41,350      129,451            41,350      129,451
 35               350,000     350,000           29,935      189,057            29,935      189,057
 40                           350,000                       281,758                        281,758
 45                           460,062                       438,154                        438,154
 50                           707,555                       673,862                        673,862
 55                         1,065,262                     1,014,536                      1,014,536
 60                         1,542,608                     1,527,334                      1,527,334
 65                         2,355,095                     2,331,778                      2,331,778
 70                         3,564,121                     3,528,832                      3,528,832
 75                         5,336,529                     5,283,692                      5,283,692
 80                         7,879,130                     7,801,119                      7,801,119
 85                        11,603,557                    11,488,670                     11,488,670
 86                        12,537,082                    12,412,952                     12,412,952


IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S INVESTMENT DIVISIONS. THE DEATH BENEFIT, CASH VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 10% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY METLIFE OR THE PORTFOLIOS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

   Additional information about the Policy and the Separate Account can be found in the Statement of Additional Information, which is available online at our website www.metlife.com. You may also obtain a copy of the Statement of Additional Information, without charge, by calling our TeleService Center at 1-800-638-5000. You may also obtain, without charge, a personalized illustration of death benefits, cash surrender values and cash values by calling your registered representative.

   For Investment Division transfers and premium reallocations, for current information about your Policy values, to change or update Policy information such as your billing address, billing mode, beneficiary or ownership, for information about other Policy transactions, and to ask questions about your Policy, you may call us at 1-800-638-5000.

   This prospectus incorporates by reference all of the information contained in the Statement of Additional Information, which is legally part of this prospectus.

   Information about the Policy and the Separate Account, including the Statement of Additional Information, is available for viewing and copying at the SEC's Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090. The Statement of Additional Information, reports and other information about the Separate Account are available on the SEC Internet site at www.sec.gov. Copies of this information may be obtained upon payment of a duplicating fee, by writing to the SEC's Public Reference Section at 100 F Street, NE, Washington, DC 20549-0102.

File No. 811-06025

                      METROPOLITAN LIFE INSURANCE COMPANY
                                200 PARK AVENUE
                              NEW YORK, NY 10166

                                    RECEIPT


This is to acknowledge receipt of an Equity Advantage VUL Prospectus (Book #252) dated April 28, 2014. This Variable Life Insurance Policy is offered by Metropolitan Life Insurance Company.


                        --------  ---------------------
                        (Date)    (Client's Signature)

                      METROPOLITAN LIFE INSURANCE COMPANY

                     METROPOLITAN LIFE SEPARATE ACCOUNT UL

                             EQUITY ADVANTAGE VUL


                    SUPPLEMENT DATED APRIL 28, 2014 TO THE
                        PROSPECTUS DATED APRIL 28, 2014

   This supplement revises certain information in the April 28, 2014 prospectus for the Equity Advantage Variable Universal Life insurance policy issued by Metropolitan Life Insurance Company. You should read and retain this supplement.


   We currently limit the amount of cash value you may transfer to or from any one Investment Division to a maximum of $2.5 million per day. If you own more than one Equity Advantage VUL policy on the same insured, this limit will be applied to the cumulative transfers you make to or from the Investment Division under all such Policies.



10693

                      METROPOLITAN LIFE INSURANCE COMPANY

                     METROPOLITAN LIFE SEPARATE ACCOUNT UL

                             EQUITY ADVANTAGE VUL


                    SUPPLEMENT DATED APRIL 28, 2014 TO THE
                        PROSPECTUS DATED APRIL 28, 2014


   If you purchase the Policy pursuant to your right to request a face amount increase under a Zenith Flexible Life or Zenith Flexible Life 2001 flexible premium variable life insurance policy issued by New England Life Insurance Company, your Policy will differ from the Policy as described in the prospectus. The differences are as follows:

   1. The minimum face amount required at issue of the Policy will be $25,000 (except that, subject to state law requirements, the minimum face amount of a Policy issued to the owner of a Zenith Flexible Life policy may be $10,000). You will have the right to reduce the face amount below $25,000.

   2. You will not be subject to the monthly Policy Charge.

   3. You will be subject to a reduced monthly Coverage Expense Charge equal to 75% of the charge that would otherwise be payable under the Policy.



10694

                      METROPOLITAN LIFE INSURANCE COMPANY

                     METROPOLITAN LIFE SEPARATE ACCOUNT UL

                             EQUITY ADVANTAGE VUL


                    SUPPLEMENT DATED APRIL 28, 2014 TO THE
                        PROSPECTUS DATED APRIL 28, 2014


   When you apply for the Policy, certain Portfolios may not be available to you because the broker-dealer through which you are purchasing the Policy does not make them available. However, once your Policy has been issued, all of the Portfolios will be available for premium allocations and cash value transfers. Please be aware that your registered representative may not be able to provide you any information or answer any questions you may have about the Portfolios that are not made available. Therefore, to allocate premium payments or to transfer cash value to those Portfolios, you may need to contact us directly, as described under RECEIPT OF COMMUNICATIONS AND PAYMENTS AT METLIFE'S DESIGNATED OFFICE on page A-26 of the prospectus.

                             EQUITY ADVANTAGE VUL

               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES

                     METROPOLITAN LIFE SEPARATE ACCOUNT UL

                 ISSUED BY METROPOLITAN LIFE INSURANCE COMPANY

                      STATEMENT OF ADDITIONAL INFORMATION
                                   (PART B)


                                APRIL 28, 2014

   This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the Prospectus dated April 28, 2014 and should be read in conjunction therewith. A copy of the Prospectus may be obtained by writing to Metropolitan Life Insurance Company, P.O. Box 543, Warwick, RI 02887-0543.


                                     SAI-1

                               TABLE OF CONTENTS


                                                                   PAGE
                                                                   -----

       GENERAL INFORMATION AND HISTORY............................ SAI-3

        The Company............................................... SAI-3

        The Separate Account...................................... SAI-3

       DISTRIBUTION OF THE POLICIES............................... SAI-3

       ADDITIONAL INFORMATION ABOUT THE OPERATION OF THE POLICIES. SAI-4

        Payment of Proceeds....................................... SAI-4

        Payment Options........................................... SAI-4

       ADDITIONAL INFORMATION ABOUT CHARGES....................... SAI-5

        Group or Sponsored Arrangements........................... SAI-5

       POTENTIAL CONFLICTS OF INTEREST............................ SAI-5

       LIMITS TO METLIFE'S RIGHT TO CHALLENGE THE POLICY.......... SAI-5

       MISSTATEMENT OF AGE OR SEX................................. SAI-6

       REPORTS.................................................... SAI-6

       PERSONALIZED ILLUSTRATIONS................................. SAI-6

       PERFORMANCE DATA........................................... SAI-6

       REGISTRATION STATEMENT..................................... SAI-7

       INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.............. SAI-7

       EXPERTS.................................................... SAI-7

       FINANCIAL STATEMENTS.......................................   F-1


                                     SAI-2

                        GENERAL INFORMATION AND HISTORY

THE COMPANY


   Metropolitan Life Insurance Company (the "Company") is a leading provider of insurance, annuities, and employee benefit programs throughout the United States. The Company offers life insurance and annuities to individuals, as well as group insurance and retirement and savings products and other services to corporations and other institutions. The Company was formed under the laws of New York in 1866. The Company's principal executive office is located at 200 Park Avenue, New York, New York 10166-0188. The Company is a wholly-owned subsidiary of MetLife, Inc. MetLife, Inc., through its subsidiaries and affiliates, is a leading global provider of insurance, annuities and employee benefit programs, serving 90 million customers. MetLife, Inc. holds leading market positions in the United States, Japan, Latin America, Asia, Europe and the Middle East.


THE SEPARATE ACCOUNT

   We established the Separate Account as a separate investment account on December 13, 1988. The Separate Account is the funding vehicle for the Policies, and other variable life insurance policies that we issue. These other policies impose different costs, and provide different benefits, from the Policies. The Separate Account meets the definition of a "separate account" under Federal securities laws, and is registered with the Securities and Exchange Commission (the "SEC") as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). Registration with the SEC does not involve SEC supervision of the Separate Account's management or investments. However, the New York Insurance Commissioner regulates MetLife and the Separate Account.

                         DISTRIBUTION OF THE POLICIES


   Our affiliate, MetLife Investors Distribution Company, 1095 Avenue of the Americas, New York, NY 10036, ("Distributor") serves as principal underwriter for the Policies. Distributor is a Missouri corporation organized in 2000. Distributor is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of the Financial Industry Regulatory Authority. Distributor may enter into selling agreements with other broker-dealers ("selling firms") and compensate them for their services. Distributor passes through commissions it receives to selling firms for their sales and does not retain any portion of them in return for its services as distributor for the Policies.


   The Policies are sold through licensed life insurance sales representatives who are either registered through our affiliated broker-dealers, or registered through other broker-dealers.

   Distributor received sales compensation with respect to the Policies in the following amounts in the periods indicated:


                                            AGGREGATE AMOUNT OF
                     AGGREGATE AMOUNT OF  COMMISSIONS RETAINED BY
             FISCAL  COMMISSIONS PAID TO DISTRIBUTOR AFTER PAYMENTS
             YEAR        DISTRIBUTOR          TO SELLING FIRMS
             ------  ------------------- --------------------------
             2013...     $10,053,600                 $0
             2012...     $ 9,003,190                 $0
             2011...     $ 7,963,172                 $0


   We offer the Policies to the public on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.


   As noted in the prospectus, Distributor pays compensation to all selling firms in the form of commissions and certain types of non-cash compensation. Distributor may pay additional compensation to selected firms, including marketing allowances, introduction fees, persistency payments, preferred status fees and industry conference fees. The terms of any particular agreement governing compensation may vary among selling firms and the amounts may be significant. The amount of additional compensation (non-commission amounts) paid to selected selling firms that sold our variable life and variable annuity products in 2013 ranged from $370 to $19,654,296. For purposes of calculating these amounts, the amount of compensation received by a selling firm includes the additional compensation received by the firm for the sale of life insurance and annuity products issued by us and our affiliates.


                                     SAI-3

   The following list sets forth the names of selling firms that received additional compensation in 2013 in connection with the sale of our and our affiliates' variable life policies, variable annuity contracts and other insurance products:


Ameriprise Financial Services, Inc.


BBVA Compass Investment Solutions, Inc.


Capital Investments Group, Inc.
CCO Investment Services Corp.
Centaurus Financial, Inc.

Cetera Advisor Networks LLC

Cetera Financial Specialists LLC

CFD Investment, Inc.

Citigroup Global Markets, Inc.
Commonwealth Financial Network
CUSO Financial Services, L.P.
Edward D. Jones & Co., L.P.
Essex National Securities, Inc.
FSC Securities Corporation
Financial Network Investment Corporation
First Allied Securities, Inc.
First Tennessee Brokerage, Inc.
Founders Financial Securities, LLC
H. D. Vest Investment Securities, Inc.
ING Financial Partners, Inc.

Investacorp, Inc.

Investment Centers of America, Inc.
Investment Professionals, Inc.
Janney Montgomery Scott, LLC
J.J.B. Hilliard, W.L. Lyons, LLC


Key Investment Services LLC
Lincoln Financial Advisors Corporation
Lincoln Financial Securities Corporation
Lincoln Investment Planning, Inc.


LPL Financial LLC
M&T Securities, Inc.
Merrill Lynch, Inc.


Morgan Stanley Smith Barney, LLC
Multi Financial Securities Corporation
National Planning Corporation


NEXT Financial Group
NFP Securities, Inc.
PFS Investments Inc.
Pioneer Funds Distributor, Inc.
PNC Investments LLC

PrimeVest Financial Services, Inc.

ProEquities, Inc.

Raymond James & Associates, Inc.

Raymond James Financial Services, Inc.
RBC Wealth Management
Royal Alliance Associates, Inc.
SII Investments, Inc.


Sammons Securities Company, LLC

Santander Securities, LLC

Securities America, Inc.
Sigma Financial Corporation
Signator Investors, Inc.


Stifel, Nicolaus & Company, Incorporated


Transamerica Financial Advisors, Inc.
Triad Advisors, Inc.
UBS Financial Services, Inc.
U.S. Bancorp Investments, Inc.
United Planners' Financial Services of America


ValMark Securities, Inc.
Wall Street Financial Group, Inc.


Wells Fargo Advisors, LLC
Wells Fargo Advisors Financial Network, LLC


Woodbury Financial Services, Inc.


          ADDITIONAL INFORMATION ABOUT THE OPERATION OF THE POLICIES

PAYMENT OF PROCEEDS

   We may withhold payment of surrender or loan proceeds if those proceeds are coming from a Policy Owner's check, or from a premium transaction under our pre-authorized checking arrangement, which has not yet cleared. We may also delay payment while we consider whether to contest the Policy. We pay interest on the death benefit proceeds from the date they become payable to the date we pay them.

   Normally we promptly make payments of cash value, or of any loan value available, from cash value in the Fixed Account. However, we may delay those payments for up to six months. We pay interest in accordance with state insurance law requirements on delayed payments.

PAYMENT OPTIONS

   We pay the Policy's death benefit and cash surrender value in one sum unless you or the payee choose a payment option for all or part of the proceeds. You can choose a combination of payment options. You can make, change or revoke the selection of payee or payment option before the death of the insured. You can contact your registered representative or our Designated Office for the procedure to follow. (See "Receipt of Communications and Payments at MetLife's Designated Office.") The payment options available are fixed benefit options only and are not affected by the investment experience of the Separate Account. Once payments under an option begin, withdrawal rights may be restricted. Even if the death benefit under the Policy is excludible from income, payments under Payment Options may not be excludible in full. This is because earnings on the death benefit after the insured's death are taxable and payments under the Payment Options generally include such earnings. You should consult a tax adviser as to the tax treatment of payments under Payment Options.

                                     SAI-4

   The following payment options are available:

    (i)SINGLE LIFE INCOME. We pay proceeds in equal monthly installments for the life of the payee.

   (ii)SINGLE LIFE INCOME--10-YEAR GUARANTEED PAYMENT PERIOD. We pay proceeds in equal monthly installments during the life of the payee, with a guaranteed payment period of 10 years.

  (iii)JOINT AND SURVIVOR LIFE INCOME. We pay proceeds in equal monthly installments (a) while either of two payees is living, or (b) while either of the two payees is living, but for at least 10 years.

                     ADDITIONAL INFORMATION ABOUT CHARGES

GROUP OR SPONSORED ARRANGEMENTS

   We may issue the Policies to group or sponsored arrangements, as well as on an individual basis. A "group arrangement" includes a situation where a trustee, employer or similar entity purchases individual Policies covering a group of individuals. Examples of such arrangements are non-qualified deferred compensation plans. A "sponsored arrangement" includes a situation where an employer or an association permits group solicitation of its employees or members for the purchase of individual Policies.

   We may waive, reduce or vary any Policy charges under Policies sold to a group or sponsored arrangement. We may also raise the interest rate credited to loaned amounts under these Policies. The amount of the variations and our eligibility rules may change from time to time. In general, they reflect cost savings over time that we anticipate for Policies sold to the eligible group or sponsored arrangements and relate to objective factors such as the size of the group, its stability, the purpose of the funding arrangement and characteristics of the group members. Consult your registered representative for any variations that may be available and appropriate for your case.

   The United States Supreme Court has ruled that insurance policies with values and benefits that vary with the sex of the insured may not be used to fund certain employee benefit programs. Therefore, we offer Policies that do not vary based on the sex of the insured to certain employee benefit programs. We recommend that employers consult an attorney before offering or purchasing the Policies in connection with an employee benefit program.

                        POTENTIAL CONFLICTS OF INTEREST

   The Portfolios' Boards of Trustees monitor events to identify conflicts that may arise from the sale of Portfolio shares to variable life and variable annuity separate accounts of affiliated and, if applicable, unaffiliated insurance companies and qualified plans. Conflicts could result from changes in state insurance law or Federal income tax law, changes in investment management of a Portfolio, or differences in voting instructions given by variable life and variable annuity contract owners and qualified plans, if applicable. If there is a material conflict, the Board of Trustees will determine what action should be taken, including the removal of the affected Portfolios from the Separate Account, if necessary. If we believe any Portfolio action is insufficient, we will consider taking other action to protect Policy Owners. There could, however, be unavoidable delays or interruptions of operations of the Separate Account that we may be unable to remedy.

               LIMITS TO METLIFE'S RIGHT TO CHALLENGE THE POLICY

   Generally, we can challenge the validity of your Policy or a rider during the insured's lifetime for two years (or less, if required by state law) from the date of issue, based on misrepresentations made in the application. We can challenge the portion of the death benefit resulting from an underwritten premium payment for two years during the insured's lifetime from receipt of the premium payment. However, if the insured dies within two years of the date of issue, we can challenge all or part of the Policy at any time based on misrepresentations in the application. We can challenge an increase in face amount, with regard to material misstatements concerning such increase, for two years during the insured's lifetime from its effective date.

                                     SAI-5

                          MISSTATEMENT OF AGE OR SEX

   If we determine, while the insured is still living, that there was a misstatement of age or sex in the application, the Policy values and charges will be recalculated from the issue date based on the correct information. If, after the death of the insured, we determine that the application misstates the insured's age or sex, the Policy's death benefit is the amount that the most recent Monthly Deduction which was made would provide, based on the insured's correct age and, if the Policy is sex-based, correct sex.

                                    REPORTS

   We will send you an annual statement showing your Policy's death benefit, cash value and any outstanding Policy loan principal. We will also confirm Policy loans, account transfers, lapses, surrenders and other Policy transactions when they occur.

   You will be sent periodic reports containing the financial statements of the Portfolios.

                          PERSONALIZED ILLUSTRATIONS

   We may provide personalized illustrations showing how the Policies work based on assumptions about investment returns and the Policy Owner's and/or insured's characteristics. The illustrations are intended to show how the death benefit, cash surrender value, and cash value could vary over an extended period of time assuming hypothetical gross rates of return (i.e., investment income and capital gains and losses, realized or unrealized) for the Separate Account equal to specified constant after-tax rates of return. One of the gross rates of return will be 0%. Gross rates of return do not reflect the deduction of any charges and expenses. The illustrations will be based on specified assumptions, such as face amount, premium payments, insured, risk class, and death benefit option. Illustrations will disclose the specific assumptions upon which they are based. Values will be given based on guaranteed mortality and expense risk and other charges and may also be based on current mortality and expense risk and other charges.

   The illustrated death benefit, cash surrender value, and cash value for a hypothetical Policy would be different, either higher or lower, from the amounts shown in the illustration if the actual gross rates of return averaged the gross rates of return upon which the illustration is based, but varied above and below the average during the period, or if premiums were paid in other amounts or at other than annual intervals. For example, as a result of variations in actual returns, additional premium payments beyond those illustrated may be necessary to maintain the Policy in force for the period shown or to realize the Policy values shown in particular illustrations even if the average rate of return is realized.

   Illustrations may also show the internal rate of return on the cash surrender value and the death benefit. The internal rate of return on the cash surrender value is equivalent to an interest rate (after taxes) at which an amount equal to the illustrated premiums could have been invested outside the Policy to arrive at the cash surrender value of the Policy. The internal rate of return on the death benefit is equivalent to an interest rate (after taxes) at which an amount equal to the illustrated premiums could have been invested outside the Policy to arrive at the death benefit of the Policy. Illustrations may also show values based on the historical performance of the Investment Divisions.

                               PERFORMANCE DATA

   We may provide information concerning the historical investment experience of the Investment Divisions, including average annual net rates of return for periods of one, three, five, and ten years, as well as average annual net rates of return and total net rates of return since inception of the Portfolios. These net rates of return represent past performance and are not an indication of future performance. Insurance, sales, premium tax, mortality and expense risk and coverage expense charges, which can significantly reduce the return to the Policy Owner, are not reflected in these rates. The rates of return reflect only the fees and expenses of the underlying Portfolios. The net rates of return show performance from the inception of the Portfolios, which in some instances, may precede the inception date of the corresponding Investment Division.

                                     SAI-6

                            REGISTRATION STATEMENT

   This Statement of Additional Information and the prospectus omit certain information contained in the Registration Statement which has been filed with the SEC. Copies of such additional information may be obtained from the SEC upon payment of the prescribed fee.


                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

   The financial statements and financial highlights comprising each of the Investment Divisions of Metropolitan Life Separate Account UL included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein. Such financial statements and financial highlights are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

   The consolidated financial statements and related financial statement schedules of Metropolitan Life Insurance Company and subsidiaries, included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein. Such financial statements are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

   The principal business address of Deloitte & Touche LLP is 30 Rockefeller Plaza, New York, New York 10112-0015.


                                    EXPERTS

   Robert L. Staffier, Jr., FSA, Vice President of MetLife has examined actuarial matters included in the Registration Statement, as stated in his opinion filed as an exhibit to the Registration Statement.

                                     SAI-7

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Policy Owners of
Metropolitan Life Separate Account UL
and Board of Directors of
Metropolitan Life Insurance Company

We have audited the accompanying statements of assets and liabilities of Metropolitan Life Separate Account UL (the "Separate Account") of Metropolitan Life Insurance Company (the "Company") comprising each of the individual Investment Divisions listed in Note 2.A as of December 31, 2013, the related statements of operations and changes in net assets for the respective stated periods in the three years then ended, and the financial highlights in Note 8 for the respective stated periods in the five years then ended. These financial statements and financial highlights are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2013, by correspondence with the custodian or mutual fund companies. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Investment Divisions constituting the Separate Account of the Company as of December 31, 2013, the results of their operations and changes in their net assets for the respective stated periods in the three years then ended, and the financial highlights for the respective stated periods in the five years then ended, in conformity with accounting principles generally accepted in the United States of America.



/s/ DELOITTE & TOUCHE LLP
Certified Public Accountants

Tampa, Florida
March 27, 2014

This page is intentionally left blank.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                    STATEMENTS OF ASSETS AND LIABILITIES
                              DECEMBER 31, 2013


                                            ALLIANCEBERNSTEIN
                                                 GLOBAL            ALLIANCEBERNSTEIN           AMERICAN            AMERICAN FUNDS
                                             THEMATIC GROWTH       INTERMEDIATE BOND       CENTURY VP VISTA             BOND
                                           INVESTMENT DIVISION    INVESTMENT DIVISION     INVESTMENT DIVISION    INVESTMENT DIVISION
                                         ---------------------   --------------------   ---------------------   --------------------
ASSETS:
   Investments at fair value...........  $              66,166   $             57,615   $                 710   $          5,589,276
   Due from Metropolitan Life
     Insurance Company.................                     --                     --                      --                     --
                                         ---------------------   --------------------   ---------------------   --------------------
        Total Assets...................                 66,166                 57,615                     710              5,589,276
                                         ---------------------   --------------------   ---------------------   --------------------
LIABILITIES:
   Due to Metropolitan Life
     Insurance Company.................                     --                     --                      --                      1
                                         ---------------------   --------------------   ---------------------   --------------------
        Total Liabilities..............                     --                     --                      --                      1
                                         ---------------------   --------------------   ---------------------   --------------------

NET ASSETS.............................  $              66,166   $             57,615   $                 710   $          5,589,275
                                         =====================   ====================   =====================   ====================


 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2013


                                    AMERICAN FUNDS
                                     GLOBAL SMALL         AMERICAN FUNDS        AMERICAN FUNDS        AMERICAN FUNDS
                                    CAPITALIZATION            GROWTH             GROWTH-INCOME       HIGH-INCOME BOND
                                  INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION
                                 --------------------  --------------------  --------------------  --------------------
ASSETS:
   Investments at fair value...  $         72,066,624  $        160,553,256  $        101,213,173  $             17,547
   Due from Metropolitan Life
     Insurance Company.........                    --                    --                    --                    --
                                 --------------------  --------------------  --------------------  --------------------
        Total Assets...........            72,066,624           160,553,256           101,213,173                17,547
                                 --------------------  --------------------  --------------------  --------------------
LIABILITIES:
   Due to Metropolitan Life
     Insurance Company.........                     4                    12                    16                    --
                                 --------------------  --------------------  --------------------  --------------------
        Total Liabilities......                     4                    12                    16                    --
                                 --------------------  --------------------  --------------------  --------------------

NET ASSETS.....................  $         72,066,620  $        160,553,244  $        101,213,157  $             17,547
                                 ====================  ====================  ====================  ====================


                                                        AMERICAN FUNDS U.S.
                                    AMERICAN FUNDS        GOVERNMENT/AAA-         DREYFUS VIF       FIDELITY VIP ASSET
                                     INTERNATIONAL       RATED SECURITIES     INTERNATIONAL VALUE     MANAGER: GROWTH
                                  INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION
                                 --------------------  --------------------  --------------------  --------------------
ASSETS:
   Investments at fair value...  $            685,392  $             46,484  $            246,317  $          1,929,922
   Due from Metropolitan Life
     Insurance Company.........                    --                    --                    --                    --
                                 --------------------  --------------------  --------------------  --------------------
        Total Assets...........               685,392                46,484               246,317             1,929,922
                                 --------------------  --------------------  --------------------  --------------------
LIABILITIES:
   Due to Metropolitan Life
     Insurance Company.........                    --                    --                    --                    --
                                 --------------------  --------------------  --------------------  --------------------
        Total Liabilities......                    --                    --                    --                    --
                                 --------------------  --------------------  --------------------  --------------------

NET ASSETS.....................  $            685,392  $             46,484  $            246,317  $          1,929,922
                                 ====================  ====================  ====================  ====================



                                     FIDELITY VIP          FIDELITY VIP
                                      CONTRAFUND           EQUITY-INCOME
                                  INVESTMENT DIVISION   INVESTMENT DIVISION
                                 --------------------  --------------------
ASSETS:
   Investments at fair value...  $          2,650,302  $             33,464
   Due from Metropolitan Life
     Insurance Company.........                    --                    --
                                 --------------------  --------------------
        Total Assets...........             2,650,302                33,464
                                 --------------------  --------------------
LIABILITIES:
   Due to Metropolitan Life
     Insurance Company.........                    --                    --
                                 --------------------  --------------------
        Total Liabilities......                    --                    --
                                 --------------------  --------------------

NET ASSETS.....................  $          2,650,302  $             33,464
                                 ====================  ====================



 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2013



                                     FIDELITY VIP           FIDELITY VIP          FIDELITY VIP           FIDELITY VIP
                                     FREEDOM 2010           FREEDOM 2020          FREEDOM 2025           FREEDOM 2030
                                  INVESTMENT DIVISION    INVESTMENT DIVISION   INVESTMENT DIVISION    INVESTMENT DIVISION
                                 ---------------------  --------------------  --------------------  ---------------------
ASSETS:
   Investments at fair value...  $              46,242  $            977,716  $             40,181  $              62,024
   Due from Metropolitan Life
     Insurance Company.........                     --                    --                    --                     --
                                 ---------------------  --------------------  --------------------  ---------------------
        Total Assets...........                 46,242               977,716                40,181                 62,024
                                 ---------------------  --------------------  --------------------  ---------------------
LIABILITIES:
   Due to Metropolitan Life
     Insurance Company.........                     --                     1                    --                     --
                                 ---------------------  --------------------  --------------------  ---------------------
        Total Liabilities......                     --                     1                    --                     --
                                 ---------------------  --------------------  --------------------  ---------------------

NET ASSETS.....................  $              46,242  $            977,715  $             40,181  $              62,024
                                 =====================  ====================  ====================  =====================


                                                                                                         FIDELITY VIP
                                     FIDELITY VIP           FIDELITY VIP          FIDELITY VIP            INVESTMENT
                                     FREEDOM 2040           FREEDOM 2050           HIGH INCOME            GRADE BOND
                                  INVESTMENT DIVISION    INVESTMENT DIVISION   INVESTMENT DIVISION    INVESTMENT DIVISION
                                 --------------------  ---------------------  ---------------------  --------------------
ASSETS:
   Investments at fair value...  $             11,831  $              22,014  $             167,992  $          1,700,205
   Due from Metropolitan Life
     Insurance Company.........                    --                     --                     --                    --
                                 --------------------  ---------------------  ---------------------  --------------------
        Total Assets...........                11,831                 22,014                167,992             1,700,205
                                 --------------------  ---------------------  ---------------------  --------------------
LIABILITIES:
   Due to Metropolitan Life
     Insurance Company.........                    --                     --                     --                    --
                                 --------------------  ---------------------  ---------------------  --------------------
        Total Liabilities......                    --                     --                     --                    --
                                 --------------------  ---------------------  ---------------------  --------------------

NET ASSETS.....................  $             11,831  $              22,014  $             167,992  $          1,700,205
                                 ====================  =====================  =====================  ====================


                                                              FTVIPT
                                                          FRANKLIN INCOME
                                 FIDELITY VIP MID CAP       SECURITIES
                                  INVESTMENT DIVISION   INVESTMENT DIVISION
                                 --------------------  --------------------
ASSETS:
   Investments at fair value...  $            249,087  $                618
   Due from Metropolitan Life
     Insurance Company.........                    --                    --
                                 --------------------  --------------------
        Total Assets...........               249,087                   618
                                 --------------------  --------------------
LIABILITIES:
   Due to Metropolitan Life
     Insurance Company.........                    --                    --
                                 --------------------  --------------------
        Total Liabilities......                    --                    --
                                 --------------------  --------------------

NET ASSETS.....................  $            249,087  $                618
                                 ====================  ====================



 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2013


                                        FTVIPT                FTVIPT                                       FTVIPT
                                     MUTUAL GLOBAL         MUTUAL SHARES        FTVIPT TEMPLETON      TEMPLETON GLOBAL
                                 DISCOVERY SECURITIES       SECURITIES         FOREIGN SECURITIES      BOND SECURITIES
                                  INVESTMENT DIVISION   INVESTMENT DIVISION    INVESTMENT DIVISION   INVESTMENT DIVISION
                                 --------------------  --------------------  ---------------------  ---------------------
ASSETS:
   Investments at fair value...  $            494,934  $             24,208  $           4,405,695  $           1,317,714
   Due from Metropolitan Life
     Insurance Company.........                    --                    --                     --                     --
                                 --------------------  --------------------  ---------------------  ---------------------
        Total Assets...........               494,934                24,208              4,405,695              1,317,714
                                 --------------------  --------------------  ---------------------  ---------------------
LIABILITIES:
   Due to Metropolitan Life
     Insurance Company.........                    --                    --                      1                     --
                                 --------------------  --------------------  ---------------------  ---------------------
        Total Liabilities......                    --                    --                      1                     --
                                 --------------------  --------------------  ---------------------  ---------------------

NET ASSETS.....................  $            494,934  $             24,208  $           4,405,694  $           1,317,714
                                 ====================  ====================  =====================  =====================


                                                            GOLDMAN SACHS
                                      GOLDMAN SACHS          STRUCTURED            INVESCO V.I.          INVESCO V.I.
                                      MID-CAP VALUE       SMALL CAP EQUITY           COMSTOCK         GLOBAL REAL ESTATE
                                   INVESTMENT DIVISION   INVESTMENT DIVISION    INVESTMENT DIVISION   INVESTMENT DIVISION
                                 ---------------------  ---------------------  --------------------  --------------------
ASSETS:
   Investments at fair value...  $             295,859  $              41,480  $            315,275  $          2,585,663
   Due from Metropolitan Life
     Insurance Company.........                     --                     --                    --                    15
                                 ---------------------  ---------------------  --------------------  --------------------
        Total Assets...........                295,859                 41,480               315,275             2,585,678
                                 ---------------------  ---------------------  --------------------  --------------------
LIABILITIES:
   Due to Metropolitan Life
     Insurance Company.........                     --                     --                    --                    --
                                 ---------------------  ---------------------  --------------------  --------------------
        Total Liabilities......                     --                     --                    --                    --
                                 ---------------------  ---------------------  --------------------  --------------------

NET ASSETS.....................  $             295,859  $              41,480  $            315,275  $          2,585,678
                                 =====================  =====================  ====================  ====================


                                     INVESCO V.I.
                                      GOVERNMENT            INVESCO V.I.
                                      SECURITIES        INTERNATIONAL GROWTH
                                  INVESTMENT DIVISION    INVESTMENT DIVISION
                                 ---------------------  --------------------
ASSETS:
   Investments at fair value...  $              11,016  $            399,191
   Due from Metropolitan Life
     Insurance Company.........                     --                    --
                                 ---------------------  --------------------
        Total Assets...........                 11,016               399,191
                                 ---------------------  --------------------
LIABILITIES:
   Due to Metropolitan Life
     Insurance Company.........                     --                    --
                                 ---------------------  --------------------
        Total Liabilities......                     --                    --
                                 ---------------------  --------------------

NET ASSETS.....................  $              11,016  $            399,191
                                 =====================  ====================



 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2013




                                      JANUS ASPEN
                                       BALANCED          JANUS ASPEN FORTY     JANUS ASPEN JANUS   JANUS ASPEN OVERSEAS
                                  INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION
                                 --------------------  --------------------  --------------------  --------------------
ASSETS:
   Investments at fair value...  $            992,702  $            870,003  $            439,285  $             68,836
   Due from Metropolitan Life
     Insurance Company.........                    --                    --                    --                    --
                                 --------------------  --------------------  --------------------  --------------------
        Total Assets...........               992,702               870,003               439,285                68,836
                                 --------------------  --------------------  --------------------  --------------------
LIABILITIES:
   Due to Metropolitan Life
     Insurance Company.........                    --                    --                    --                    --
                                 --------------------  --------------------  --------------------  --------------------
        Total Liabilities......                    --                    --                    --                    --
                                 --------------------  --------------------  --------------------  --------------------

NET ASSETS.....................  $            992,702  $            870,003  $            439,285  $             68,836
                                 ====================  ====================  ====================  ====================




                                        MFS VIT               MFS VIT               MFS VIT              MFS VIT II
                                     GLOBAL EQUITY         NEW DISCOVERY             VALUE               HIGH YIELD
                                  INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION    INVESTMENT DIVISION
                                 --------------------  --------------------  --------------------  ---------------------
ASSETS:
   Investments at fair value...  $            185,320  $            230,115  $             21,702  $             149,361
   Due from Metropolitan Life
     Insurance Company.........                    --                    --                    --                     --
                                 --------------------  --------------------  --------------------  ---------------------
        Total Assets...........               185,320               230,115                21,702                149,361
                                 --------------------  --------------------  --------------------  ---------------------
LIABILITIES:
   Due to Metropolitan Life
     Insurance Company.........                    --                    --                    --                     --
                                 --------------------  --------------------  --------------------  ---------------------
        Total Liabilities......                    --                    --                    --                     --
                                 --------------------  --------------------  --------------------  ---------------------

NET ASSETS.....................  $            185,320  $            230,115  $             21,702  $             149,361
                                 ====================  ====================  ====================  =====================


                                         MIST
                                   ALLIANCEBERNSTEIN           MIST
                                    GLOBAL DYNAMIC        AMERICAN FUNDS
                                      ALLOCATION        BALANCED ALLOCATION
                                  INVESTMENT DIVISION   INVESTMENT DIVISION
                                 --------------------  --------------------
ASSETS:
   Investments at fair value...  $             34,236  $            790,263
   Due from Metropolitan Life
     Insurance Company.........                    --                    --
                                 --------------------  --------------------
        Total Assets...........                34,236               790,263
                                 --------------------  --------------------
LIABILITIES:
   Due to Metropolitan Life
     Insurance Company.........                    --                    --
                                 --------------------  --------------------
        Total Liabilities......                    --                    --
                                 --------------------  --------------------

NET ASSETS.....................  $             34,236  $            790,263
                                 ====================  ====================



 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2013


                                         MIST                  MIST                  MIST             MIST BLACKROCK
                                    AMERICAN FUNDS        AMERICAN FUNDS          AQR GLOBAL          GLOBAL TACTICAL
                                   GROWTH ALLOCATION    MODERATE ALLOCATION      RISK BALANCED          STRATEGIES
                                  INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION
                                 --------------------  --------------------  --------------------  --------------------
ASSETS:
   Investments at fair value...  $         1,490,834   $           874,921   $            152,914  $            102,574
   Due from Metropolitan Life
     Insurance Company.........                   --                    --                     --                    --
                                 --------------------  --------------------  --------------------  --------------------
        Total Assets...........            1,490,834               874,921                152,914               102,574
                                 --------------------  --------------------  --------------------  --------------------
LIABILITIES:
   Due to Metropolitan Life
     Insurance Company.........                   --                    --                     --                    --
                                 --------------------  --------------------  --------------------  --------------------
        Total Liabilities......                   --                    --                     --                    --
                                 --------------------  --------------------  --------------------  --------------------

NET ASSETS.....................  $         1,490,834   $           874,921   $            152,914  $            102,574
                                 ====================  ====================  ====================  ====================



                                    MIST BLACKROCK         MIST CLARION        MIST CLEARBRIDGE      MIST CLEARBRIDGE
                                    LARGE CAP CORE      GLOBAL REAL ESTATE   AGGRESSIVE GROWTH II    AGGRESSIVE GROWTH
                                  INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION
                                 --------------------  --------------------  --------------------  --------------------
ASSETS:
   Investments at fair value...  $        385,342,754  $         27,497,717  $         18,676,047  $         21,684,931
   Due from Metropolitan Life
     Insurance Company.........                   191                    --                    --                    14
                                 --------------------  --------------------  --------------------  --------------------
        Total Assets...........           385,342,945            27,497,717            18,676,047            21,684,945
                                 --------------------  --------------------  --------------------  --------------------
LIABILITIES:
   Due to Metropolitan Life
     Insurance Company.........                    --                     2                     6                    --
                                 --------------------  --------------------  --------------------  --------------------
        Total Liabilities......                    --                     2                     6                    --
                                 --------------------  --------------------  --------------------  --------------------

NET ASSETS.....................  $        385,342,945  $         27,497,715  $         18,676,041  $         21,684,945
                                 ====================  ====================  ====================  ====================


                                        MIST             MIST INVESCO
                                   HARRIS OAKMARK        BALANCED-RISK
                                    INTERNATIONAL         ALLOCATION
                                 INVESTMENT DIVISION  INVESTMENT DIVISION
                                 -------------------  -------------------
ASSETS:
   Investments at fair value...  $        52,830,769  $            24,724
   Due from Metropolitan Life
     Insurance Company.........                    5                   --
                                 -------------------  -------------------
        Total Assets...........           52,830,774               24,724
                                 -------------------  -------------------
LIABILITIES:
   Due to Metropolitan Life
     Insurance Company.........                   --                    1
                                 -------------------  -------------------
        Total Liabilities......                   --                    1
                                 -------------------  -------------------

NET ASSETS.....................  $        52,830,774  $            24,723
                                 ===================  ===================



 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2013


                                                                                 MIST JPMORGAN
                                     MIST INVESCO          MIST INVESCO          GLOBAL ACTIVE         MIST JPMORGAN
                                     MID CAP VALUE       SMALL CAP GROWTH         ALLOCATION          SMALL CAP VALUE
                                  INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION
                                 --------------------  --------------------  --------------------  --------------------
ASSETS:
   Investments at fair value...  $         92,130,244  $          6,613,285  $            110,413  $            254,799
   Due from Metropolitan Life
     Insurance Company.........                   365                    --                    --                    --
                                 --------------------  --------------------  --------------------  --------------------
        Total Assets...........            92,130,609             6,613,285               110,413               254,799
                                 --------------------  --------------------  --------------------  --------------------
LIABILITIES:
   Due to Metropolitan Life
     Insurance Company.........                    --                    57                    --                    --
                                 --------------------  --------------------  --------------------  --------------------
        Total Liabilities......                    --                    57                    --                    --
                                 --------------------  --------------------  --------------------  --------------------

NET ASSETS.....................  $         92,130,609  $          6,613,228  $            110,413  $            254,799
                                 ====================  ====================  ====================  ====================


                                         MIST
                                     LOOMIS SAYLES       MIST LORD ABBETT     MIST MET/TEMPLETON       MIST METLIFE
                                    GLOBAL MARKETS        BOND DEBENTURE      INTERNATIONAL BOND    AGGRESSIVE STRATEGY
                                  INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION
                                 --------------------  --------------------  --------------------  --------------------
ASSETS:
   Investments at fair value...  $            418,253  $         29,124,212  $             86,776  $         19,271,454
   Due from Metropolitan Life
     Insurance Company.........                     7                    --                    --                    --
                                 --------------------  --------------------  --------------------  --------------------
        Total Assets...........               418,260            29,124,212                86,776            19,271,454
                                 --------------------  --------------------  --------------------  --------------------
LIABILITIES:
   Due to Metropolitan Life
     Insurance Company.........                    --                    98                    --                     2
                                 --------------------  --------------------  --------------------  --------------------
        Total Liabilities......                    --                    98                    --                     2
                                 --------------------  --------------------  --------------------  --------------------

NET ASSETS.....................  $            418,260  $         29,124,114  $             86,776  $         19,271,452
                                 ====================  ====================  ====================  ====================



                                     MIST METLIFE          MIST METLIFE
                                     BALANCED PLUS        GROWTH STRATEGY
                                  INVESTMENT DIVISION   INVESTMENT DIVISION
                                 --------------------  --------------------
ASSETS:
   Investments at fair value...  $             94,166  $            382,762
   Due from Metropolitan Life
     Insurance Company.........                    --                    --
                                 --------------------  --------------------
        Total Assets...........                94,166               382,762
                                 --------------------  --------------------
LIABILITIES:
   Due to Metropolitan Life
     Insurance Company.........                    --                    --
                                 --------------------  --------------------
        Total Liabilities......                    --                    --
                                 --------------------  --------------------

NET ASSETS.....................  $             94,166  $            382,762
                                 ====================  ====================



 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2013


                                     MIST METLIFE              MIST                                       MIST
                                      MULTI-INDEX          MFS EMERGING        MIST MFS RESEARCH     MORGAN STANLEY
                                     TARGETED RISK        MARKETS EQUITY         INTERNATIONAL       MID CAP GROWTH
                                  INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION  INVESTMENT DIVISION
                                 --------------------  --------------------  --------------------  -------------------
ASSETS:
   Investments at fair value...  $             2,679   $            272,836  $        21,367,745   $       244,413,957
   Due from Metropolitan Life
     Insurance Company.........                   --                     --                   --                     2
                                 --------------------  --------------------  --------------------  -------------------
        Total Assets...........                2,679                272,836           21,367,745           244,413,959
                                 --------------------  --------------------  --------------------  -------------------
LIABILITIES:
   Due to Metropolitan Life
     Insurance Company.........                   --                     --                    4                    --
                                 --------------------  --------------------  --------------------  -------------------
        Total Liabilities......                   --                     --                    4                    --
                                 --------------------  --------------------  --------------------  -------------------

NET ASSETS.....................  $             2,679   $            272,836  $        21,367,741   $       244,413,959
                                 ====================  ====================  ====================  ===================


                                         MIST                  MIST
                                      OPPENHEIMER         PIMCO INFLATION         MIST PIMCO
                                     GLOBAL EQUITY        PROTECTED BOND         TOTAL RETURN       MIST PIONEER FUND
                                  INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION  INVESTMENT DIVISION
                                 --------------------  --------------------  --------------------  -------------------
ASSETS:
   Investments at fair value...  $        50,487,094   $         11,213,501  $        49,962,748   $           204,562
   Due from Metropolitan Life
     Insurance Company.........                   --                     --                   --                    --
                                 --------------------  --------------------  --------------------  -------------------
        Total Assets...........           50,487,094             11,213,501           49,962,748               204,562
                                 --------------------  --------------------  --------------------  -------------------
LIABILITIES:
   Due to Metropolitan Life
     Insurance Company.........                  209                      1                    1                    --
                                 --------------------  --------------------  --------------------  -------------------
        Total Liabilities......                  209                      1                    1                    --
                                 --------------------  --------------------  --------------------  -------------------

NET ASSETS.....................  $        50,486,885   $         11,213,500  $        49,962,747   $           204,562
                                 ====================  ====================  ====================  ===================



                                     MIST PYRAMIS         MIST SCHRODERS
                                     MANAGED RISK       GLOBAL MULTI-ASSET
                                  INVESTMENT DIVISION   INVESTMENT DIVISION
                                 --------------------  --------------------
ASSETS:
   Investments at fair value...  $                298  $            22,665
   Due from Metropolitan Life
     Insurance Company.........                    --                   --
                                 --------------------  --------------------
        Total Assets...........                   298               22,665
                                 --------------------  --------------------
LIABILITIES:
   Due to Metropolitan Life
     Insurance Company.........                    --                   --
                                 --------------------  --------------------
        Total Liabilities......                    --                   --
                                 --------------------  --------------------

NET ASSETS.....................  $                298  $            22,665
                                 ====================  ====================



 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2013


                                   MIST SSGA GROWTH          MIST SSGA        MIST T. ROWE PRICE    MIST T. ROWE PRICE
                                    AND INCOME ETF          GROWTH ETF          LARGE CAP VALUE       MID CAP GROWTH
                                  INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION
                                 --------------------  --------------------  --------------------  --------------------
ASSETS:
   Investments at fair value...  $          7,827,726  $          5,570,222  $          2,025,987  $         27,748,658
   Due from Metropolitan Life
     Insurance Company.........                    --                    --                    --                    --
                                 --------------------  --------------------  --------------------  --------------------
        Total Assets...........             7,827,726             5,570,222             2,025,987            27,748,658
                                 --------------------  --------------------  --------------------  --------------------
LIABILITIES:
   Due to Metropolitan Life
     Insurance Company.........                     2                     2                    --                     2
                                 --------------------  --------------------  --------------------  --------------------
        Total Liabilities......                     2                     2                    --                     2
                                 --------------------  --------------------  --------------------  --------------------

NET ASSETS.....................  $          7,827,724  $          5,570,220  $          2,025,987  $         27,748,656
                                 ====================  ====================  ====================  ====================


                                   MIST THIRD AVENUE    MSF BAILLIE GIFFORD      MSF BARCLAYS          MSF BLACKROCK
                                    SMALL CAP VALUE     INTERNATIONAL STOCK  AGGREGATE BOND INDEX       BOND INCOME
                                  INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION
                                 --------------------  --------------------  --------------------  --------------------
ASSETS:
   Investments at fair value...  $            957,820  $         44,856,332  $        121,423,837  $         81,249,810
   Due from Metropolitan Life
     Insurance Company.........                    --                     8                    29                    --
                                 --------------------  --------------------  --------------------  --------------------
        Total Assets...........               957,820            44,856,340           121,423,866            81,249,810
                                 --------------------  --------------------  --------------------  --------------------
LIABILITIES:
   Due to Metropolitan Life
     Insurance Company.........                    --                    --                    --                     7
                                 --------------------  --------------------  --------------------  --------------------
        Total Liabilities......                    --                    --                    --                     7
                                 --------------------  --------------------  --------------------  --------------------

NET ASSETS.....................  $            957,820  $         44,856,340  $        121,423,866  $         81,249,803
                                 ====================  ====================  ====================  ====================


                                     MSF BLACKROCK         MSF BLACKROCK
                                 CAPITAL APPRECIATION       DIVERSIFIED
                                  INVESTMENT DIVISION   INVESTMENT DIVISION
                                 --------------------  --------------------
ASSETS:
   Investments at fair value...  $         20,880,184  $        302,812,142
   Due from Metropolitan Life
     Insurance Company.........                    --                    11
                                 --------------------  --------------------
        Total Assets...........            20,880,184           302,812,153
                                 --------------------  --------------------
LIABILITIES:
   Due to Metropolitan Life
     Insurance Company.........                     4                    --
                                 --------------------  --------------------
        Total Liabilities......                     4                    --
                                 --------------------  --------------------

NET ASSETS.....................  $         20,880,180  $        302,812,153
                                 ====================  ====================



 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2013



                                     MSF BLACKROCK         MSF BLACKROCK           MSF DAVIS           MSF FRONTIER
                                    LARGE CAP VALUE        MONEY MARKET          VENTURE VALUE        MID CAP GROWTH
                                  INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION
                                 --------------------  --------------------  --------------------  --------------------
ASSETS:
   Investments at fair value...  $         18,457,577  $         23,781,884  $         72,729,711  $        227,973,849
   Due from Metropolitan Life
     Insurance Company.........                    --                    --                    --                   173
                                 --------------------  --------------------  --------------------  --------------------
        Total Assets...........            18,457,577            23,781,884            72,729,711           227,974,022
                                 --------------------  --------------------  --------------------  --------------------
LIABILITIES:
   Due to Metropolitan Life
     Insurance Company.........                     2                     5                     8                    --
                                 --------------------  --------------------  --------------------  --------------------
        Total Liabilities......                     2                     5                     8                    --
                                 --------------------  --------------------  --------------------  --------------------

NET ASSETS.....................  $         18,457,575  $         23,781,879  $         72,729,703  $        227,974,022
                                 ====================  ====================  ====================  ====================



                                     MSF JENNISON       MSF LOOMIS SAYLES     MSF LOOMIS SAYLES      MSF MET/ARTISAN
                                        GROWTH           SMALL CAP CORE       SMALL CAP GROWTH        MID CAP VALUE
                                  INVESTMENT DIVISION  INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION
                                 --------------------  -------------------  --------------------  --------------------
ASSETS:
   Investments at fair value...  $        21,754,142   $        25,008,784  $         12,136,658  $         64,604,733
   Due from Metropolitan Life
     Insurance Company.........                   --                    --                    --                     7
                                 --------------------  -------------------  --------------------  --------------------
        Total Assets...........           21,754,142            25,008,784            12,136,658            64,604,740
                                 --------------------  -------------------  --------------------  --------------------
LIABILITIES:
   Due to Metropolitan Life
     Insurance Company.........                   16                    26                     1                    --
                                 --------------------  -------------------  --------------------  --------------------
        Total Liabilities......                   16                    26                     1                    --
                                 --------------------  -------------------  --------------------  --------------------

NET ASSETS.....................  $        21,754,126   $        25,008,758  $         12,136,657  $         64,604,740
                                 ====================  ===================  ====================  ====================


                                      MSF METLIFE           MSF METLIFE
                                     CONSERVATIVE         CONSERVATIVE TO
                                      ALLOCATION        MODERATE ALLOCATION
                                  INVESTMENT DIVISION   INVESTMENT DIVISION
                                 --------------------  --------------------
ASSETS:
   Investments at fair value...  $          5,157,555  $          9,308,534
   Due from Metropolitan Life
     Insurance Company.........                    --                    --
                                 --------------------  --------------------
        Total Assets...........             5,157,555             9,308,534
                                 --------------------  --------------------
LIABILITIES:
   Due to Metropolitan Life
     Insurance Company.........                     2                     2
                                 --------------------  --------------------
        Total Liabilities......                     2                     2
                                 --------------------  --------------------

NET ASSETS.....................  $          5,157,553  $          9,308,532
                                 ====================  ====================



 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2013


                                                                                  MSF METLIFE
                                      MSF METLIFE           MSF METLIFE           MODERATE TO            MSF METLIFE
                                  MID CAP STOCK INDEX   MODERATE ALLOCATION  AGGRESSIVE ALLOCATION       STOCK INDEX
                                  INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION    INVESTMENT DIVISION
                                 --------------------  --------------------  ---------------------  --------------------
ASSETS:
   Investments at fair value...  $         96,112,735  $         51,418,737  $         93,658,358   $        926,254,629
   Due from Metropolitan Life
     Insurance Company.........                    --                    --                    --                    305
                                 --------------------  --------------------  ---------------------  --------------------
        Total Assets...........            96,112,735            51,418,737            93,658,358            926,254,934
                                 --------------------  --------------------  ---------------------  --------------------
LIABILITIES:
   Due to Metropolitan Life
     Insurance Company.........                     8                 7,672                     2                     --
                                 --------------------  --------------------  ---------------------  --------------------
        Total Liabilities......                     8                 7,672                     2                     --
                                 --------------------  --------------------  ---------------------  --------------------

NET ASSETS.....................  $         96,112,727  $         51,411,065  $         93,658,356   $        926,254,934
                                 ====================  ====================  =====================  ====================



                                        MSF MFS                                    MSF MSCI            MSF NEUBERGER
                                     TOTAL RETURN          MSF MFS VALUE          EAFE INDEX          BERMAN GENESIS
                                  INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION
                                 --------------------  --------------------  --------------------  --------------------
ASSETS:
   Investments at fair value...  $          9,566,040  $         83,882,349  $         81,042,866  $        113,031,572
   Due from Metropolitan Life
     Insurance Company.........                    --                    --                    --                    --
                                 --------------------  --------------------  --------------------  --------------------
        Total Assets...........             9,566,040            83,882,349            81,042,866           113,031,572
                                 --------------------  --------------------  --------------------  --------------------
LIABILITIES:
   Due to Metropolitan Life
     Insurance Company.........                    11                   168                     8                    97
                                 --------------------  --------------------  --------------------  --------------------
        Total Liabilities......                    11                   168                     8                    97
                                 --------------------  --------------------  --------------------  --------------------

NET ASSETS.....................  $          9,566,029  $         83,882,181  $         81,042,858  $        113,031,475
                                 ====================  ====================  ====================  ====================



                                   MSF RUSSELL 2000      MSF T. ROWE PRICE
                                         INDEX           LARGE CAP GROWTH
                                  INVESTMENT DIVISION   INVESTMENT DIVISION
                                 --------------------  --------------------
ASSETS:
   Investments at fair value...  $        72,232,091   $        80,321,724
   Due from Metropolitan Life
     Insurance Company.........                   --                 5,584
                                 --------------------  --------------------
        Total Assets...........           72,232,091            80,327,308
                                 --------------------  --------------------
LIABILITIES:
   Due to Metropolitan Life
     Insurance Company.........                    3                    --
                                 --------------------  --------------------
        Total Liabilities......                    3                    --
                                 --------------------  --------------------

NET ASSETS.....................  $        72,232,088   $        80,327,308
                                 ====================  ====================



 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2013


                                                                                  MSF WESTERN
                                                            MSF VAN ECK        ASSET MANAGEMENT         MSF WESTERN
                                   MSF T. ROWE PRICE      GLOBAL NATURAL        STRATEGIC BOND       ASSET MANAGEMENT
                                   SMALL CAP GROWTH          RESOURCES           OPPORTUNITIES        U.S. GOVERNMENT
                                  INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION
                                 --------------------  --------------------  --------------------  --------------------
ASSETS:
   Investments at fair value...  $        125,276,833  $           170,365   $        25,366,445   $         16,494,250
   Due from Metropolitan Life
     Insurance Company.........                    16                   --                    --                     --
                                 --------------------  --------------------  --------------------  --------------------
        Total Assets...........           125,276,849              170,365            25,366,445             16,494,250
                                 --------------------  --------------------  --------------------  --------------------
LIABILITIES:
   Due to Metropolitan Life
     Insurance Company.........                    --                   --                     3                      1
                                 --------------------  --------------------  --------------------  --------------------
        Total Liabilities......                    --                   --                     3                      1
                                 --------------------  --------------------  --------------------  --------------------

NET ASSETS.....................  $        125,276,849  $           170,365   $        25,366,442   $         16,494,249
                                 ====================  ====================  ====================  ====================



                                                            PIMCO VIT
                                       PIMCO VIT         COMMODITY REAL           PIMCO VIT            PIONEER VCT
                                       ALL ASSET         RETURN STRATEGY        LOW DURATION        EMERGING MARKETS
                                  INVESTMENT DIVISION  INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION
                                 --------------------  -------------------  --------------------  --------------------
ASSETS:
   Investments at fair value...  $           924,295   $             5,783  $          1,571,604  $            268,749
   Due from Metropolitan Life
     Insurance Company.........                   --                    --                    --                    --
                                 --------------------  -------------------  --------------------  --------------------
        Total Assets...........              924,295                 5,783             1,571,604               268,749
                                 --------------------  -------------------  --------------------  --------------------
LIABILITIES:
   Due to Metropolitan Life
     Insurance Company.........                   --                    --                 1,308                    --
                                 --------------------  -------------------  --------------------  --------------------
        Total Liabilities......                   --                    --                 1,308                    --
                                 --------------------  -------------------  --------------------  --------------------

NET ASSETS.....................  $           924,295   $             5,783  $          1,570,296  $            268,749
                                 ====================  ===================  ====================  ====================




                                      PIONEER VCT           PUTNAM VT
                                     MID CAP VALUE     INTERNATIONAL VALUE
                                  INVESTMENT DIVISION  INVESTMENT DIVISION
                                 --------------------  -------------------
ASSETS:
   Investments at fair value...  $            49,935   $             6,428
   Due from Metropolitan Life
     Insurance Company.........                   --                    --
                                 --------------------  -------------------
        Total Assets...........               49,935                 6,428
                                 --------------------  -------------------
LIABILITIES:
   Due to Metropolitan Life
     Insurance Company.........                   --                    --
                                 --------------------  -------------------
        Total Liabilities......                   --                    --
                                 --------------------  -------------------

NET ASSETS.....................  $            49,935   $             6,428
                                 ====================  ===================



 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONCLUDED)
                              DECEMBER 31, 2013


                                                                                 UIF EMERGING          UIF EMERGING
                                    ROYCE MICRO-CAP       ROYCE SMALL-CAP        MARKETS DEBT         MARKETS EQUITY
                                  INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION
                                 --------------------  --------------------  --------------------  --------------------
ASSETS:
   Investments at fair value...  $              7,757  $            688,929  $          1,160,019  $          1,236,458
   Due from Metropolitan Life
     Insurance Company.........                    --                    --                    --                    --
                                 --------------------  --------------------  --------------------  --------------------
        Total Assets...........                 7,757               688,929             1,160,019             1,236,458
                                 --------------------  --------------------  --------------------  --------------------
LIABILITIES:
   Due to Metropolitan Life
     Insurance Company.........                    --                    --                    --                    --
                                 --------------------  --------------------  --------------------  --------------------
        Total Liabilities......                    --                    --                    --                    --
                                 --------------------  --------------------  --------------------  --------------------

NET ASSETS.....................  $              7,757  $            688,929  $          1,160,019  $          1,236,458
                                 ====================  ====================  ====================  ====================

                                    WELLS FARGO VT
                                   TOTAL RETURN BOND
                                  INVESTMENT DIVISION
                                 --------------------
ASSETS:
   Investments at fair value...  $            257,976
   Due from Metropolitan Life
     Insurance Company.........                    --
                                 --------------------
        Total Assets...........               257,976
                                 --------------------
LIABILITIES:
   Due to Metropolitan Life
     Insurance Company.........                   137
                                 --------------------
        Total Liabilities......                   137
                                 --------------------

NET ASSETS.....................  $            257,839
                                 ====================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                          STATEMENTS OF OPERATIONS
            FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011



                                                                              ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH
                                                                                         INVESTMENT DIVISION
                                                               ---------------------------------------------------------------------
                                                                        2013                    2012                    2011
                                                               ---------------------   ---------------------   ---------------------
INVESTMENT INCOME:
      Dividends..............................................  $                  13   $                  --   $              18,192
                                                               ---------------------   ---------------------   ---------------------
EXPENSES:
      Mortality and expense risk charges.....................                     --                      --                      --
                                                               ---------------------   ---------------------   ---------------------
           Net investment income (loss)......................                     13                      --                  18,192
                                                               ---------------------   ---------------------   ---------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............................                     --                      --                      --
      Realized gains (losses) on sale of investments.........                (1,496)             (1,307,724)                (40,514)
                                                               ---------------------   ---------------------   ---------------------
           Net realized gains (losses).......................                (1,496)             (1,307,724)                (40,514)
                                                               ---------------------   ---------------------   ---------------------
      Change in unrealized gains (losses) on investments.....                 14,581               1,419,031             (1,444,286)
                                                               ---------------------   ---------------------   ---------------------
      Net realized and changes in unrealized gains (losses)
         on investments......................................                 13,085                 111,307             (1,484,800)
                                                               ---------------------   ---------------------   ---------------------
      Net increase (decrease) in net assets resulting
         from operations.....................................  $              13,098   $             111,307   $         (1,466,608)
                                                               =====================   =====================   =====================


                                                                                ALLIANCEBERNSTEIN INTERMEDIATE BOND
                                                                                        INVESTMENT DIVISION
                                                               ---------------------------------------------------------------------
                                                                       2013                    2012                    2011
                                                               ---------------------   ---------------------   ---------------------
INVESTMENT INCOME:
      Dividends..............................................  $               1,888   $               2,404   $               2,097
                                                               ---------------------   ---------------------   ---------------------
EXPENSES:
      Mortality and expense risk charges.....................                     --                      --                      --
                                                               ---------------------   ---------------------   ---------------------
           Net investment income (loss)......................                  1,888                   2,404                   2,097
                                                               ---------------------   ---------------------   ---------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............................                  1,675                   1,744                     170
      Realized gains (losses) on sale of investments.........                   (24)                      43                      14
                                                               ---------------------   ---------------------   ---------------------
           Net realized gains (losses).......................                  1,651                   1,787                     184
                                                               ---------------------   ---------------------   ---------------------
      Change in unrealized gains (losses) on investments.....                (5,086)                   (188)                     563
                                                               ---------------------   ---------------------   ---------------------
      Net realized and changes in unrealized gains (losses)
         on investments......................................                (3,435)                   1,599                     747
                                                               ---------------------   ---------------------   ---------------------
      Net increase (decrease) in net assets resulting
         from operations.....................................  $             (1,547)   $               4,003   $               2,844
                                                               =====================   =====================   =====================


                                                                                     AMERICAN CENTURY VP VISTA
                                                                                        INVESTMENT DIVISION
                                                               ---------------------------------------------------------------------
                                                                       2013                    2012                    2011
                                                               ---------------------   ---------------------   ---------------------
INVESTMENT INCOME:
      Dividends..............................................  $                  --   $                  --   $                  --
                                                               ---------------------   ---------------------   ---------------------
EXPENSES:
      Mortality and expense risk charges.....................                     --                      --                      --
                                                               ---------------------   ---------------------   ---------------------
           Net investment income (loss)......................                     --                      --                      --
                                                               ---------------------   ---------------------   ---------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............................                     --                      --                      --
      Realized gains (losses) on sale of investments.........                  1,084                     328                   5,995
                                                               ---------------------   ---------------------   ---------------------
           Net realized gains (losses).......................                  1,084                     328                   5,995
                                                               ---------------------   ---------------------   ---------------------
      Change in unrealized gains (losses) on investments.....                   (55)                     873                 (8,184)
                                                               ---------------------   ---------------------   ---------------------
      Net realized and changes in unrealized gains (losses)
         on investments......................................                  1,029                   1,201                 (2,189)
                                                               ---------------------   ---------------------   ---------------------
      Net increase (decrease) in net assets resulting
         from operations.....................................  $               1,029   $               1,201   $             (2,189)
                                                               =====================   =====================   =====================

(a) Commenced May 3, 2010 and began transactions in 2012.
(b) Commenced April 28, 2008 and began transactions in 2013.
(c) Commenced May 3, 2010 and began transactions in 2013.
(d) Commenced May 3, 2010 and began transactions in 2011.
(e) For the period April 29, 2013 to December 31, 2013.
(f) For the period May 2, 2011 to December 31, 2011.
(g) For the period August 19, 2013 to December 31, 2013.
(h) For the period April 30, 2012 to December 31, 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011



                                                                                       AMERICAN FUNDS BOND
                                                                                       INVESTMENT DIVISION
                                                               -------------------------------------------------------------------
                                                                       2013                   2012                    2011
                                                               --------------------   ---------------------   --------------------
INVESTMENT INCOME:
      Dividends..............................................  $            100,255   $             133,110   $            140,691
                                                               --------------------   ---------------------   --------------------
EXPENSES:
      Mortality and expense risk charges.....................                 8,663                   9,169                  8,171
                                                               --------------------   ---------------------   --------------------
           Net investment income (loss)......................                91,592                 123,941                132,520
                                                               --------------------   ---------------------   --------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............................                61,561                      --                     --
      Realized gains (losses) on sale of investments.........                   741                  27,506                 10,695
                                                               --------------------   ---------------------   --------------------
           Net realized gains (losses).......................                62,302                  27,506                 10,695
                                                               --------------------   ---------------------   --------------------
      Change in unrealized gains (losses) on investments.....             (282,587)                 108,693                121,054
                                                               --------------------   ---------------------   --------------------
      Net realized and changes in unrealized gains (losses)
         on investments......................................             (220,285)                 136,199                131,749
                                                               --------------------   ---------------------   --------------------
      Net increase (decrease) in net assets resulting
         from operations.....................................  $          (128,693)   $             260,140   $            264,269
                                                               ====================   =====================   ====================


                                                                            AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION
                                                                                        INVESTMENT DIVISION
                                                               -------------------------------------------------------------------
                                                                       2013                    2012                   2011
                                                               --------------------   ---------------------   --------------------
INVESTMENT INCOME:
      Dividends..............................................  $            571,973   $             761,809   $            817,781
                                                               --------------------   ---------------------   --------------------
EXPENSES:
      Mortality and expense risk charges.....................                90,217                  80,276                 90,481
                                                               --------------------   ---------------------   --------------------
           Net investment income (loss)......................               481,756                 681,533                727,300
                                                               --------------------   ---------------------   --------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............................                    --                      --                     --
      Realized gains (losses) on sale of investments.........               556,105               (342,892)               (68,423)
                                                               --------------------   ---------------------   --------------------
           Net realized gains (losses).......................               556,105               (342,892)               (68,423)
                                                               --------------------   ---------------------   --------------------
      Change in unrealized gains (losses) on investments.....            15,213,508               9,028,936           (13,188,181)
                                                               --------------------   ---------------------   --------------------
      Net realized and changes in unrealized gains (losses)
         on investments......................................            15,769,613               8,686,044           (13,256,604)
                                                               --------------------   ---------------------   --------------------
      Net increase (decrease) in net assets resulting
         from operations.....................................  $         16,251,369   $           9,367,577   $       (12,529,304)
                                                               ====================   =====================   ====================


                                                                                       AMERICAN FUNDS GROWTH
                                                                                        INVESTMENT DIVISION
                                                               --------------------------------------------------------------------
                                                                       2013                    2012                   2011
                                                               ---------------------   --------------------   ---------------------
INVESTMENT INCOME:
      Dividends..............................................  $           1,364,727   $          1,013,020   $             771,098
                                                               ---------------------   --------------------   ---------------------
EXPENSES:
      Mortality and expense risk charges.....................                139,123                133,202                 141,089
                                                               ---------------------   --------------------   ---------------------
           Net investment income (loss)......................              1,225,604                879,818                 630,009
                                                               ---------------------   --------------------   ---------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............................                     --                     --                      --
      Realized gains (losses) on sale of investments.........              2,872,251              1,170,827                 658,869
                                                               ---------------------   --------------------   ---------------------
           Net realized gains (losses).......................              2,872,251              1,170,827                 658,869
                                                               ---------------------   --------------------   ---------------------
      Change in unrealized gains (losses) on investments.....             34,086,809             18,556,699             (6,628,058)
                                                               ---------------------   --------------------   ---------------------
      Net realized and changes in unrealized gains (losses)
         on investments......................................             36,959,060             19,727,526             (5,969,189)
                                                               ---------------------   --------------------   ---------------------
      Net increase (decrease) in net assets resulting
         from operations.....................................  $          38,184,664   $         20,607,344   $         (5,339,180)
                                                               =====================   ====================   =====================

(a) Commenced May 3, 2010 and began transactions in 2012.
(b) Commenced April 28, 2008 and began transactions in 2013.
(c) Commenced May 3, 2010 and began transactions in 2013.
(d) Commenced May 3, 2010 and began transactions in 2011.
(e) For the period April 29, 2013 to December 31, 2013.
(f) For the period May 2, 2011 to December 31, 2011.
(g) For the period August 19, 2013 to December 31, 2013.
(h) For the period April 30, 2012 to December 31, 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011



                                                                                  AMERICAN FUNDS GROWTH-INCOME
                                                                                       INVESTMENT DIVISION
                                                               ------------------------------------------------------------------
                                                                       2013                   2012                   2011
                                                               --------------------   --------------------   --------------------
INVESTMENT INCOME:
      Dividends..............................................  $          1,235,600   $          1,253,842   $          1,148,376
                                                               --------------------   --------------------   --------------------
EXPENSES:
      Mortality and expense risk charges.....................                89,908                 78,704                 77,416
                                                               --------------------   --------------------   --------------------
           Net investment income (loss)......................             1,145,692              1,175,138              1,070,960
                                                               --------------------   --------------------   --------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............................                    --                     --                     --
      Realized gains (losses) on sale of investments.........             1,441,252                300,932               (58,726)
                                                               --------------------   --------------------   --------------------
           Net realized gains (losses).......................             1,441,252                300,932               (58,726)
                                                               --------------------   --------------------   --------------------
      Change in unrealized gains (losses) on investments.....            23,374,516             10,629,027            (2,428,568)
                                                               --------------------   --------------------   --------------------
      Net realized and changes in unrealized gains (losses)
        on investments.......................................            24,815,768             10,929,959            (2,487,294)
                                                               --------------------   --------------------   --------------------
      Net increase (decrease) in net assets resulting
        from operations......................................  $         25,961,460   $         12,105,097   $        (1,416,334)
                                                               ====================   ====================   ====================


                                                                      AMERICAN FUNDS HIGH-INCOME BOND
                                                                            INVESTMENT DIVISION
                                                               -------------------------------------------
                                                                       2013                 2012 (a)
                                                               --------------------   --------------------
INVESTMENT INCOME:
      Dividends..............................................  $              1,146   $              3,203
                                                               --------------------   --------------------
EXPENSES:
      Mortality and expense risk charges.....................                    --                     --
                                                               --------------------   --------------------
           Net investment income (loss)......................                 1,146                  3,203
                                                               --------------------   --------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............................                    --                     --
      Realized gains (losses) on sale of investments.........                  (51)                      6
                                                               --------------------   --------------------
           Net realized gains (losses).......................                  (51)                      6
                                                               --------------------   --------------------
      Change in unrealized gains (losses) on investments.....                   426                  (677)
                                                               --------------------   --------------------
      Net realized and changes in unrealized gains (losses)
        on investments.......................................                   375                  (671)
                                                               --------------------   --------------------
      Net increase (decrease) in net assets resulting
        from operations......................................  $              1,521   $              2,532
                                                               ====================   ====================


                                                                                  AMERICAN FUNDS INTERNATIONAL
                                                                                       INVESTMENT DIVISION
                                                               ------------------------------------------------------------------
                                                                       2013                   2012                   2011
                                                               --------------------   --------------------   --------------------
INVESTMENT INCOME:
      Dividends..............................................  $              7,749   $              7,535   $             10,736
                                                               --------------------   --------------------   --------------------
EXPENSES:
      Mortality and expense risk charges.....................                    --                     --                     --
                                                               --------------------   --------------------   --------------------
           Net investment income (loss)......................                 7,749                  7,535                 10,736
                                                               --------------------   --------------------   --------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............................                    --                     --                     --
      Realized gains (losses) on sale of investments.........                27,615                (1,402)                  (605)
                                                               --------------------   --------------------   --------------------
           Net realized gains (losses).......................                27,615                (1,402)                  (605)
                                                               --------------------   --------------------   --------------------
      Change in unrealized gains (losses) on investments.....                63,361                 82,398              (108,507)
                                                               --------------------   --------------------   --------------------
      Net realized and changes in unrealized gains (losses)
        on investments.......................................                90,976                 80,996              (109,112)
                                                               --------------------   --------------------   --------------------
      Net increase (decrease) in net assets resulting
        from operations......................................  $             98,725   $             88,531   $           (98,376)
                                                               ====================   ====================   ====================

(a) Commenced May 3, 2010 and began transactions in 2012.
(b) Commenced April 28, 2008 and began transactions in 2013.
(c) Commenced May 3, 2010 and began transactions in 2013.
(d) Commenced May 3, 2010 and began transactions in 2011.
(e) For the period April 29, 2013 to December 31, 2013.
(f) For the period May 2, 2011 to December 31, 2011.
(g) For the period August 19, 2013 to December 31, 2013.
(h) For the period April 30, 2012 to December 31, 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011



                                                                         AMERICAN FUNDS U.S. GOVERNMENT/AAA-RATED SECURITIES
                                                                                         INVESTMENT DIVISION
                                                               ---------------------------------------------------------------------
                                                                        2013                    2012                    2011
                                                               ---------------------   ---------------------   ---------------------
INVESTMENT INCOME:
      Dividends..............................................  $                 317   $                 440   $                 773
                                                               ---------------------   ---------------------   ---------------------
EXPENSES:
      Mortality and expense risk charges.....................                     --                      --                      --
                                                               ---------------------   ---------------------   ---------------------
           Net investment income (loss)......................                    317                     440                     773
                                                               ---------------------   ---------------------   ---------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............................                  1,258                   1,252                   1,111
      Realized gains (losses) on sale of investments.........                   (28)                     258                     509
                                                               ---------------------   ---------------------   ---------------------
           Net realized gains (losses).......................                  1,230                   1,510                   1,620
                                                               ---------------------   ---------------------   ---------------------
      Change in unrealized gains (losses) on investments.....                (2,996)                 (1,126)                     885
                                                               ---------------------   ---------------------   ---------------------
      Net realized and changes in unrealized gains (losses)
         on investments......................................                (1,766)                     384                   2,505
                                                               ---------------------   ---------------------   ---------------------
      Net increase (decrease) in net assets resulting
         from operations.....................................  $             (1,449)   $                 824   $               3,278
                                                               =====================   =====================   =====================


                                                                                  DREYFUS VIF INTERNATIONAL VALUE
                                                                                        INVESTMENT DIVISION
                                                               ---------------------------------------------------------------------
                                                                       2013                    2012                    2011
                                                               ---------------------   ---------------------   ---------------------
INVESTMENT INCOME:
      Dividends..............................................  $               4,021   $               4,882   $               4,085
                                                               ---------------------   ---------------------   ---------------------
EXPENSES:
      Mortality and expense risk charges.....................                     --                      --                      --
                                                               ---------------------   ---------------------   ---------------------
           Net investment income (loss)......................                  4,021                   4,882                   4,085
                                                               ---------------------   ---------------------   ---------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............................                     --                      --                      --
      Realized gains (losses) on sale of investments.........                  (906)                 (1,011)                   (960)
                                                               ---------------------   ---------------------   ---------------------
           Net realized gains (losses).......................                  (906)                 (1,011)                   (960)
                                                               ---------------------   ---------------------   ---------------------
      Change in unrealized gains (losses) on investments.....                 42,909                  18,857                (45,726)
                                                               ---------------------   ---------------------   ---------------------
      Net realized and changes in unrealized gains (losses)
         on investments......................................                 42,003                  17,846                (46,686)
                                                               ---------------------   ---------------------   ---------------------
      Net increase (decrease) in net assets resulting
         from operations.....................................  $              46,024   $              22,728   $            (42,601)
                                                               =====================   =====================   =====================


                                                                                FIDELITY VIP ASSET MANAGER: GROWTH
                                                                                        INVESTMENT DIVISION
                                                               ---------------------------------------------------------------------
                                                                       2013                    2012                    2011
                                                               ---------------------   ---------------------   ---------------------
INVESTMENT INCOME:
      Dividends..............................................  $              16,073   $              24,972   $              23,605
                                                               ---------------------   ---------------------   ---------------------
EXPENSES:
      Mortality and expense risk charges.....................                     --                      --                      --
                                                               ---------------------   ---------------------   ---------------------
           Net investment income (loss)......................                 16,073                  24,972                  23,605
                                                               ---------------------   ---------------------   ---------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............................                  5,165                   7,043                   3,056
      Realized gains (losses) on sale of investments.........                110,324                  28,654                  71,204
                                                               ---------------------   ---------------------   ---------------------
           Net realized gains (losses).......................                115,489                  35,697                  74,260
                                                               ---------------------   ---------------------   ---------------------
      Change in unrealized gains (losses) on investments.....                260,059                 172,026               (205,700)
                                                               ---------------------   ---------------------   ---------------------
      Net realized and changes in unrealized gains (losses)
         on investments......................................                375,548                 207,723               (131,440)
                                                               ---------------------   ---------------------   ---------------------
      Net increase (decrease) in net assets resulting
         from operations.....................................  $             391,621   $             232,695   $           (107,835)
                                                               =====================   =====================   =====================

(a) Commenced May 3, 2010 and began transactions in 2012.
(b) Commenced April 28, 2008 and began transactions in 2013.
(c) Commenced May 3, 2010 and began transactions in 2013.
(d) Commenced May 3, 2010 and began transactions in 2011.
(e) For the period April 29, 2013 to December 31, 2013.
(f) For the period May 2, 2011 to December 31, 2011.
(g) For the period August 19, 2013 to December 31, 2013.
(h) For the period April 30, 2012 to December 31, 2012.



 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011



                                                                                      FIDELITY VIP CONTRAFUND
                                                                                        INVESTMENT DIVISION
                                                              ----------------------------------------------------------------------
                                                                       2013                    2012                     2011
                                                              ---------------------    ---------------------   ---------------------
INVESTMENT INCOME:
      Dividends.............................................  $              23,521    $              28,837   $              20,916
                                                              ---------------------    ---------------------   ---------------------
EXPENSES:
      Mortality and expense risk charges....................                     --                       --                      --
                                                              ---------------------    ---------------------   ---------------------
           Net investment income (loss).....................                 23,521                   28,837                  20,916
                                                              ---------------------    ---------------------   ---------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions...........................                    690                       --                      --
      Realized gains (losses) on sale of investments........                146,443                   38,806                  12,745
                                                              ---------------------    ---------------------   ---------------------
           Net realized gains (losses)......................                147,133                   38,806                  12,745
                                                              ---------------------    ---------------------   ---------------------
      Change in unrealized gains (losses) on investments....                505,651                  288,092                (98,141)
                                                              ---------------------    ---------------------   ---------------------
      Net realized and changes in unrealized gains (losses)
         on investments.....................................                652,784                  326,898                (85,396)
                                                              ---------------------    ---------------------   ---------------------
      Net increase (decrease) in net assets resulting
         from operations....................................  $             676,305    $             355,735   $            (64,480)
                                                              =====================    =====================   =====================


                                                                                    FIDELITY VIP EQUITY-INCOME
                                                                                        INVESTMENT DIVISION
                                                              ----------------------------------------------------------------------
                                                                      2013                     2012                    2011
                                                              ---------------------   ---------------------    ---------------------
INVESTMENT INCOME:
      Dividends.............................................  $                 752   $               1,836    $                 637
                                                              ---------------------   ---------------------    ---------------------
EXPENSES:
      Mortality and expense risk charges....................                     --                      --                       --
                                                              ---------------------   ---------------------    ---------------------
           Net investment income (loss).....................                    752                   1,836                      637
                                                              ---------------------   ---------------------    ---------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions...........................                  2,042                   2,863                       --
      Realized gains (losses) on sale of investments........                  2,076                     376                    2,625
                                                              ---------------------   ---------------------    ---------------------
           Net realized gains (losses)......................                  4,118                   3,239                    2,625
                                                              ---------------------   ---------------------    ---------------------
      Change in unrealized gains (losses) on investments....                  3,227                 (1,146)                  (8,921)
                                                              ---------------------   ---------------------    ---------------------
      Net realized and changes in unrealized gains (losses)
         on investments.....................................                  7,345                   2,093                  (6,296)
                                                              ---------------------   ---------------------    ---------------------
      Net increase (decrease) in net assets resulting
         from operations....................................  $               8,097   $               3,929    $             (5,659)
                                                              =====================   =====================    =====================


                                                                                     FIDELITY VIP FREEDOM 2010
                                                                                        INVESTMENT DIVISION
                                                              ----------------------------------------------------------------------
                                                                      2013                     2012                    2011
                                                              ---------------------   ---------------------    ---------------------
INVESTMENT INCOME:
      Dividends.............................................  $                 755   $                 733    $                 726
                                                              ---------------------   ---------------------    ---------------------
EXPENSES:
      Mortality and expense risk charges....................                    192                     169                      150
                                                              ---------------------   ---------------------    ---------------------
           Net investment income (loss).....................                    563                     564                      576
                                                              ---------------------   ---------------------    ---------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions...........................                    501                     535                      176
      Realized gains (losses) on sale of investments........                    164                      98                    1,305
                                                              ---------------------   ---------------------    ---------------------
           Net realized gains (losses)......................                    665                     633                    1,481
                                                              ---------------------   ---------------------    ---------------------
      Change in unrealized gains (losses) on investments....                  3,994                   2,707                  (2,344)
                                                              ---------------------   ---------------------    ---------------------
      Net realized and changes in unrealized gains (losses)
         on investments.....................................                  4,659                   3,340                    (863)
                                                              ---------------------   ---------------------    ---------------------
      Net increase (decrease) in net assets resulting
         from operations....................................  $               5,222   $               3,904    $               (287)
                                                              =====================   =====================    =====================

(a) Commenced May 3, 2010 and began transactions in 2012.
(b) Commenced April 28, 2008 and began transactions in 2013.
(c) Commenced May 3, 2010 and began transactions in 2013.
(d) Commenced May 3, 2010 and began transactions in 2011.
(e) For the period April 29, 2013 to December 31, 2013.
(f) For the period May 2, 2011 to December 31, 2011.
(g) For the period August 19, 2013 to December 31, 2013.
(h) For the period April 30, 2012 to December 31, 2012.



 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011




                                                                           FIDELITY VIP FREEDOM 2020
                                                                              INVESTMENT DIVISION
                                                         ------------------------------------------------------------
                                                                2013                 2012                 2011
                                                         ------------------   ------------------   ------------------
INVESTMENT INCOME:
      Dividends........................................  $           16,665   $           15,185   $           15,422
                                                         ------------------   ------------------   ------------------
EXPENSES:
      Mortality and expense risk charges...............                 653                  280                  374
                                                         ------------------   ------------------   ------------------
           Net investment income (loss)................              16,012               14,905               15,048
                                                         ------------------   ------------------   ------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions......................              11,508                8,838                2,671
      Realized gains (losses) on sale of investments...              10,474                5,799               10,134
                                                         ------------------   ------------------   ------------------
           Net realized gains (losses).................              21,982               14,637               12,805
                                                         ------------------   ------------------   ------------------
      Change in unrealized gains (losses) on
         investments...................................              93,753               62,352             (33,543)
                                                         ------------------   ------------------   ------------------
      Net realized and changes in unrealized gains
         (losses) on investments.......................             115,735               76,989             (20,738)
                                                         ------------------   ------------------   ------------------
      Net increase (decrease) in net assets resulting
         from operations...............................  $          131,747   $           91,894   $          (5,690)
                                                         ==================   ==================   ==================


                                                             FIDELITY VIP
                                                             FREEDOM 2025
                                                          INVESTMENT DIVISION
                                                         --------------------
                                                               2013 (b)
                                                         --------------------
INVESTMENT INCOME:
      Dividends........................................  $               694
                                                         --------------------
EXPENSES:
      Mortality and expense risk charges...............                   --
                                                         --------------------
           Net investment income (loss)................                  694
                                                         --------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions......................                  278
      Realized gains (losses) on sale of investments...                  135
                                                         --------------------
           Net realized gains (losses).................                  413
                                                         --------------------
      Change in unrealized gains (losses) on
         investments...................................                3,626
                                                         --------------------
      Net realized and changes in unrealized gains
         (losses) on investments.......................                4,039
                                                         --------------------
      Net increase (decrease) in net assets resulting
         from operations...............................  $             4,733
                                                         ====================



                                                                           FIDELITY VIP FREEDOM 2030
                                                                              INVESTMENT DIVISION
                                                         ------------------------------------------------------------
                                                                2013                 2012                 2011
                                                         ------------------   ------------------   ------------------
INVESTMENT INCOME:
      Dividends........................................  $              993   $              881   $            1,232
                                                         ------------------   ------------------   ------------------
EXPENSES:
      Mortality and expense risk charges...............                 230                  216                  214
                                                         ------------------   ------------------   ------------------
           Net investment income (loss)................                 763                  665                1,018
                                                         ------------------   ------------------   ------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions......................                 844                  425                  172
      Realized gains (losses) on sale of investments...               2,703                2,855               11,751
                                                         ------------------   ------------------   ------------------
           Net realized gains (losses).................               3,547                3,280               11,923
                                                         ------------------   ------------------   ------------------
      Change in unrealized gains (losses) on
         investments...................................               5,619                3,591             (12,843)
                                                         ------------------   ------------------   ------------------
      Net realized and changes in unrealized gains
         (losses) on investments.......................               9,166                6,871                (920)
                                                         ------------------   ------------------   ------------------
      Net increase (decrease) in net assets resulting
         from operations...............................  $            9,929   $            7,536   $               98
                                                         ==================   ==================   ==================


                                                            FIDELITY VIP
                                                            FREEDOM 2040
                                                         INVESTMENT DIVISION
                                                         -------------------
                                                              2013 (c)
                                                         -------------------
INVESTMENT INCOME:
      Dividends........................................  $              170
                                                         -------------------
EXPENSES:
      Mortality and expense risk charges...............                  17
                                                         -------------------
           Net investment income (loss)................                 153
                                                         -------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions......................                  76
      Realized gains (losses) on sale of investments...                   4
                                                         -------------------
           Net realized gains (losses).................                  80
                                                         -------------------
      Change in unrealized gains (losses) on
         investments...................................                 545
                                                         -------------------
      Net realized and changes in unrealized gains
         (losses) on investments.......................                 625
                                                         -------------------
      Net increase (decrease) in net assets resulting
         from operations...............................  $              778
                                                         ===================



                                                                           FIDELITY VIP FREEDOM 2050
                                                                              INVESTMENT DIVISION
                                                         ------------------------------------------------------------
                                                                2013                 2012               2011 (d)
                                                         ------------------   ------------------   ------------------
INVESTMENT INCOME:
      Dividends........................................  $              284   $              360   $              288
                                                         ------------------   ------------------   ------------------
EXPENSES:
      Mortality and expense risk charges...............                  89                   77                   60
                                                         ------------------   ------------------   ------------------
           Net investment income (loss)................                 195                  283                 (60)
                                                         ------------------   ------------------   ------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions......................                 229                2,132                1,383
      Realized gains (losses) on sale of investments...                  94                   28              (5,037)
                                                         ------------------   ------------------   ------------------
           Net realized gains (losses).................                 323                2,160              (3,654)
                                                         ------------------   ------------------   ------------------
      Change in unrealized gains (losses) on
         investments...................................               4,037                  199                1,450
                                                         ------------------   ------------------   ------------------
      Net realized and changes in unrealized gains
         (losses) on investments.......................               4,360                2,359              (2,204)
                                                         ------------------   ------------------   ------------------
      Net increase (decrease) in net assets resulting
         from operations...............................  $            4,555   $            2,642   $          (1,976)
                                                         ==================   ==================   ==================

(a) Commenced May 3, 2010 and began transactions in 2012.
(b) Commenced April 28, 2008 and began transactions in 2013.
(c) Commenced May 3, 2010 and began transactions in 2013.
(d) Commenced May 3, 2010 and began transactions in 2011.
(e) For the period April 29, 2013 to December 31, 2013.
(f) For the period May 2, 2011 to December 31, 2011.
(g) For the period August 19, 2013 to December 31, 2013.
(h) For the period April 30, 2012 to December 31, 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011




                                                                                FIDELITY VIP HIGH INCOME
                                                                                   INVESTMENT DIVISION
                                                               -----------------------------------------------------------
                                                                      2013                2012                 2011
                                                               ------------------  ------------------   ------------------
INVESTMENT INCOME:
      Dividends..............................................  $            9,677  $            9,229   $            2,953
                                                               ------------------  ------------------   ------------------
EXPENSES:
      Mortality and expense risk charges.....................                  --                  --                   --
                                                               ------------------  ------------------   ------------------
           Net investment income (loss)......................               9,677               9,229                2,953
                                                               ------------------  ------------------   ------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............................                  --                  --                   --
      Realized gains (losses) on sale of investments.........                  73                  67                   13
                                                               ------------------  ------------------   ------------------
           Net realized gains (losses).......................                  73                  67                   13
                                                               ------------------  ------------------   ------------------
      Change in unrealized gains (losses) on investments.....               (126)             (1,277)              (1,768)
                                                               ------------------  ------------------   ------------------
      Net realized and changes in unrealized gains (losses)
         on investments......................................                (53)             (1,210)              (1,755)
                                                               ------------------  ------------------   ------------------
      Net increase (decrease) in net assets resulting
         from operations.....................................  $            9,624  $            8,019   $            1,198
                                                               ==================  ==================   ==================



                                                                           FIDELITY VIP INVESTMENT GRADE BOND
                                                                                   INVESTMENT DIVISION
                                                               -----------------------------------------------------------
                                                                      2013                 2012                2011
                                                               ------------------   ------------------  ------------------
INVESTMENT INCOME:
      Dividends..............................................  $           39,909   $           37,562  $           54,637
                                                               ------------------   ------------------  ------------------
EXPENSES:
      Mortality and expense risk charges.....................                  --                   --                  --
                                                               ------------------   ------------------  ------------------
           Net investment income (loss)......................              39,909               37,562              54,637
                                                               ------------------   ------------------  ------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............................              21,294               48,616              24,253
      Realized gains (losses) on sale of investments.........            (28,717)               33,058             (3,064)
                                                               ------------------   ------------------  ------------------
           Net realized gains (losses).......................             (7,423)               81,674              21,189
                                                               ------------------   ------------------  ------------------
      Change in unrealized gains (losses) on investments.....            (76,349)              (8,975)               1,742
                                                               ------------------   ------------------  ------------------
      Net realized and changes in unrealized gains (losses)
         on investments......................................            (83,772)               72,699              22,931
                                                               ------------------   ------------------  ------------------
      Net increase (decrease) in net assets resulting
         from operations.....................................  $         (43,863)   $          110,261  $           77,568
                                                               ==================   ==================  ==================



                                                                                  FIDELITY VIP MID CAP
                                                                                   INVESTMENT DIVISION
                                                               -----------------------------------------------------------
                                                                      2013                2012                 2011
                                                               ------------------  ------------------   ------------------
INVESTMENT INCOME:
      Dividends..............................................  $              613  $            2,865   $              150
                                                               ------------------  ------------------   ------------------
EXPENSES:
      Mortality and expense risk charges.....................                  --                  --                   --
                                                               ------------------  ------------------   ------------------
           Net investment income (loss)......................                 613               2,865                  150
                                                               ------------------  ------------------   ------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............................              35,674              59,448                1,181
      Realized gains (losses) on sale of investments.........             172,540               8,193               10,846
                                                               ------------------  ------------------   ------------------
           Net realized gains (losses).......................             208,214              67,641               12,027
                                                               ------------------  ------------------   ------------------
      Change in unrealized gains (losses) on investments.....               1,232              20,392             (60,535)
                                                               ------------------  ------------------   ------------------
      Net realized and changes in unrealized gains (losses)
         on investments......................................             209,446              88,033             (48,508)
                                                               ------------------  ------------------   ------------------
      Net increase (decrease) in net assets resulting
         from operations.....................................  $          210,059  $           90,898   $         (48,358)
                                                               ==================  ==================   ==================


                                                                  FTVIPT FRANKLIN
                                                                 INCOME SECURITIES
                                                                INVESTMENT DIVISION
                                                               --------------------
                                                                     2013 (e)
                                                               --------------------
INVESTMENT INCOME:
      Dividends..............................................   $               --
                                                               --------------------
EXPENSES:
      Mortality and expense risk charges.....................                   --
                                                               --------------------
           Net investment income (loss)......................                   --
                                                               --------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............................                   --
      Realized gains (losses) on sale of investments.........                    3
                                                               --------------------
           Net realized gains (losses).......................                    3
                                                               --------------------
      Change in unrealized gains (losses) on investments.....                    8
                                                               --------------------
      Net realized and changes in unrealized gains (losses)
         on investments......................................                   11
                                                               --------------------
      Net increase (decrease) in net assets resulting
         from operations.....................................   $               11
                                                               ====================

(a) Commenced May 3, 2010 and began transactions in 2012.
(b) Commenced April 28, 2008 and began transactions in 2013.
(c) Commenced May 3, 2010 and began transactions in 2013.
(d) Commenced May 3, 2010 and began transactions in 2011.
(e) For the period April 29, 2013 to December 31, 2013.
(f) For the period May 2, 2011 to December 31, 2011.
(g) For the period August 19, 2013 to December 31, 2013.
(h) For the period April 30, 2012 to December 31, 2012.



 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011




                                                           FTVIPT MUTUAL GLOBAL DISCOVERY SECURITIES
                                                                      INVESTMENT DIVISION
                                             ---------------------------------------------------------------------
                                                      2013                   2012                    2011
                                             ---------------------   ---------------------   ---------------------
INVESTMENT INCOME:
      Dividends............................  $              19,686   $              21,682   $              22,691
                                             ---------------------   ---------------------   ---------------------
EXPENSES:
      Mortality and expense risk charges...                     --                      --                      --
                                             ---------------------   ---------------------   ---------------------
           Net investment income (loss)....                 19,686                  21,682                  22,691
                                             ---------------------   ---------------------   ---------------------
NET REALIZED AND CHANGES IN
   UNREALIZED GAINS (LOSSES) ON
   INVESTMENTS:
      Realized gain distributions..........                 81,814                  43,771                  22,139
      Realized gains (losses) on sale of
         investments.......................                 59,341                   5,837                (20,210)
                                             ---------------------   ---------------------   ---------------------
           Net realized gains (losses).....                141,155                  49,608                   1,929
                                             ---------------------   ---------------------   ---------------------
      Change in unrealized gains (losses)
         on investments....................                 47,244                  33,439                (59,670)
                                             ---------------------   ---------------------   ---------------------
      Net realized and changes in
         unrealized gains (losses) on
         investments.......................                188,399                  83,047                (57,741)
                                             ---------------------   ---------------------   ---------------------
      Net increase (decrease) in net
         assets resulting from operations..  $             208,085   $             104,729   $            (35,050)
                                             =====================   =====================   =====================


                                                 FTVIPT MUTUAL
                                               SHARES SECURITIES
                                              INVESTMENT DIVISION
                                             --------------------
                                                   2013 (e)
                                             --------------------
INVESTMENT INCOME:
      Dividends............................  $                445
                                             --------------------
EXPENSES:
      Mortality and expense risk charges...                    --
                                             --------------------
           Net investment income (loss)....                   445
                                             --------------------
NET REALIZED AND CHANGES IN
   UNREALIZED GAINS (LOSSES) ON
   INVESTMENTS:
      Realized gain distributions..........                    --
      Realized gains (losses) on sale of
         investments.......................                   105
                                             --------------------
           Net realized gains (losses).....                   105
                                             --------------------
      Change in unrealized gains (losses)
         on investments....................                 2,000
                                             --------------------
      Net realized and changes in
         unrealized gains (losses) on
         investments.......................                 2,105
                                             --------------------
      Net increase (decrease) in net
         assets resulting from operations..  $              2,550
                                             ====================



                                                              FTVIPT TEMPLETON FOREIGN SECURITIES
                                                                      INVESTMENT DIVISION
                                             ---------------------------------------------------------------------
                                                     2013                    2012                    2011
                                             ---------------------   ---------------------   ---------------------
INVESTMENT INCOME:
      Dividends............................  $              98,174   $             115,174   $              89,150
                                             ---------------------   ---------------------   ---------------------
EXPENSES:
      Mortality and expense risk charges...                     --                      --                      --
                                             ---------------------   ---------------------   ---------------------
           Net investment income (loss)....                 98,174                 115,174                  89,150
                                             ---------------------   ---------------------   ---------------------
NET REALIZED AND CHANGES IN
   UNREALIZED GAINS (LOSSES) ON
   INVESTMENTS:
      Realized gain distributions..........                     --                      --                      --
      Realized gains (losses) on sale of
         investments.......................                 73,110                (16,852)                 253,750
                                             ---------------------   ---------------------   ---------------------
           Net realized gains (losses).....                 73,110                (16,852)                 253,750
                                             ---------------------   ---------------------   ---------------------
      Change in unrealized gains (losses)
         on investments....................                689,874                 501,451               (552,735)
                                             ---------------------   ---------------------   ---------------------
      Net realized and changes in
         unrealized gains (losses) on
         investments.......................                762,984                 484,599               (298,985)
                                             ---------------------   ---------------------   ---------------------
      Net increase (decrease) in net
         assets resulting from operations..  $             861,158   $             599,773   $           (209,835)
                                             =====================   =====================   =====================



                                                            FTVIPT TEMPLETON GLOBAL BOND SECURITIES
                                                                      INVESTMENT DIVISION
                                             --------------------------------------------------------------------
                                                     2013                    2012                    2011
                                             ---------------------   --------------------    --------------------
INVESTMENT INCOME:
      Dividends............................  $              20,975   $             24,244    $             10,824
                                             ---------------------   --------------------    --------------------
EXPENSES:
      Mortality and expense risk charges...                     --                     --                      --
                                             ---------------------   --------------------    --------------------
           Net investment income (loss)....                 20,975                 24,244                  10,824
                                             ---------------------   --------------------    --------------------
NET REALIZED AND CHANGES IN
   UNREALIZED GAINS (LOSSES) ON
   INVESTMENTS:
      Realized gain distributions..........                  5,202                    590                   1,216
      Realized gains (losses) on sale of
         investments.......................                  1,245                  (238)                (12,515)
                                             ---------------------   --------------------    --------------------
           Net realized gains (losses).....                  6,447                    352                (11,299)
                                             ---------------------   --------------------    --------------------
      Change in unrealized gains (losses)
         on investments....................                (6,052)                 26,566                (11,949)
                                             ---------------------   --------------------    --------------------
      Net realized and changes in
         unrealized gains (losses) on
         investments.......................                    395                 26,918                (23,248)
                                             ---------------------   --------------------    --------------------
      Net increase (decrease) in net
         assets resulting from operations..  $              21,370   $             51,162    $           (12,424)
                                             =====================   ====================    ====================

(a) Commenced May 3, 2010 and began transactions in 2012.
(b) Commenced April 28, 2008 and began transactions in 2013.
(c) Commenced May 3, 2010 and began transactions in 2013.
(d) Commenced May 3, 2010 and began transactions in 2011.
(e) For the period April 29, 2013 to December 31, 2013.
(f) For the period May 2, 2011 to December 31, 2011.
(g) For the period August 19, 2013 to December 31, 2013.
(h) For the period April 30, 2012 to December 31, 2012.



 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011



                                                                                    GOLDMAN SACHS MID-CAP VALUE
                                                                                        INVESTMENT DIVISION
                                                               --------------------------------------------------------------------
                                                                       2013                    2012                   2011
                                                               --------------------   ---------------------   ---------------------
INVESTMENT INCOME:
      Dividends..............................................  $              2,312   $               2,932   $               2,221
                                                               --------------------   ---------------------   ---------------------
EXPENSES:
      Mortality and expense risk charges.....................                    --                      --                      --
                                                               --------------------   ---------------------   ---------------------
           Net investment income (loss)......................                 2,312                   2,932                   2,221
                                                               --------------------   ---------------------   ---------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............................                22,308                      --                      --
      Realized gains (losses) on sale of investments.........                 9,943                   (683)                (27,627)
                                                               --------------------   ---------------------   ---------------------
           Net realized gains (losses).......................                32,251                   (683)                (27,627)
                                                               --------------------   ---------------------   ---------------------
      Change in unrealized gains (losses) on investments.....                43,303                  45,178                   1,030
                                                               --------------------   ---------------------   ---------------------
      Net realized and changes in unrealized gains (losses)
         on investments......................................                75,554                  44,495                (26,597)
                                                               --------------------   ---------------------   ---------------------
      Net increase (decrease) in net assets resulting
         from operations.....................................  $             77,866   $              47,427   $            (24,376)
                                                               ====================   =====================   =====================


                                                                             GOLDMAN SACHS STRUCTURED SMALL CAP EQUITY
                                                                                        INVESTMENT DIVISION
                                                               --------------------------------------------------------------------
                                                                        2013                   2012                    2011
                                                               ---------------------   ---------------------   --------------------
INVESTMENT INCOME:
      Dividends..............................................  $                 373   $                 308   $                424
                                                               ---------------------   ---------------------   --------------------
EXPENSES:
      Mortality and expense risk charges.....................                     --                      --                     --
                                                               ---------------------   ---------------------   --------------------
           Net investment income (loss)......................                    373                     308                    424
                                                               ---------------------   ---------------------   --------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............................                  4,708                      --                     --
      Realized gains (losses) on sale of investments.........                  1,040                   5,427                    175
                                                               ---------------------   ---------------------   --------------------
           Net realized gains (losses).......................                  5,748                   5,427                    175
                                                               ---------------------   ---------------------   --------------------
      Change in unrealized gains (losses) on investments.....                  3,869                   (629)                  (255)
                                                               ---------------------   ---------------------   --------------------
      Net realized and changes in unrealized gains (losses)
         on investments......................................                  9,617                   4,798                   (80)
                                                               ---------------------   ---------------------   --------------------
      Net increase (decrease) in net assets resulting
         from operations.....................................  $               9,990   $               5,106   $                344
                                                               =====================   =====================   ====================


                                                                                       INVESCO V.I. COMSTOCK
                                                                                        INVESTMENT DIVISION
                                                               --------------------------------------------------------------------
                                                                       2013                    2012                   2011
                                                               --------------------   ---------------------   ---------------------
INVESTMENT INCOME:
      Dividends..............................................  $              4,077   $               3,483   $                 489
                                                               --------------------   ---------------------   ---------------------
EXPENSES:
      Mortality and expense risk charges.....................                    --                      --                      --
                                                               --------------------   ---------------------   ---------------------
           Net investment income (loss)......................                 4,077                   3,483                     489
                                                               --------------------   ---------------------   ---------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............................                    --                      --                      --
      Realized gains (losses) on sale of investments.........                 1,475                   1,338                   (127)
                                                               --------------------   ---------------------   ---------------------
           Net realized gains (losses).......................                 1,475                   1,338                   (127)
                                                               --------------------   ---------------------   ---------------------
      Change in unrealized gains (losses) on investments.....                78,224                  32,459                 (6,181)
                                                               --------------------   ---------------------   ---------------------
      Net realized and changes in unrealized gains (losses)
         on investments......................................                79,699                  33,797                 (6,308)
                                                               --------------------   ---------------------   ---------------------
      Net increase (decrease) in net assets resulting
         from operations.....................................  $             83,776   $              37,280   $             (5,819)
                                                               ====================   =====================   =====================

(a) Commenced May 3, 2010 and began transactions in 2012.
(b) Commenced April 28, 2008 and began transactions in 2013.
(c) Commenced May 3, 2010 and began transactions in 2013.
(d) Commenced May 3, 2010 and began transactions in 2011.
(e) For the period April 29, 2013 to December 31, 2013.
(f) For the period May 2, 2011 to December 31, 2011.
(g) For the period August 19, 2013 to December 31, 2013.
(h) For the period April 30, 2012 to December 31, 2012.



 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011



                                                                                 INVESCO V.I. GLOBAL REAL ESTATE
                                                                                       INVESTMENT DIVISION
                                                            ------------------------------------------------------------------------
                                                                     2013                     2012                     2011
                                                            ----------------------   ----------------------   ----------------------
INVESTMENT INCOME:
       Dividends..........................................  $               99,799   $               10,832   $               72,431
                                                            ----------------------   ----------------------   ----------------------
EXPENSES:
       Mortality and expense risk charges.................                      --                       --                       --
                                                            ----------------------   ----------------------   ----------------------
            Net investment income (loss)..................                  99,799                   10,832                   72,431
                                                            ----------------------   ----------------------   ----------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
       Realized gain distributions........................                      --                       --                       --
       Realized gains (losses) on sale of investments.....                  38,480                 (24,321)                (158,339)
                                                            ----------------------   ----------------------   ----------------------
            Net realized gains (losses)...................                  38,480                 (24,321)                (158,339)
                                                            ----------------------   ----------------------   ----------------------
       Change in unrealized gains (losses) on investments.                (72,537)                  481,388                 (44,519)
                                                            ----------------------   ----------------------   ----------------------
       Net realized and changes in unrealized gains
         (losses) on investments..........................                (34,057)                  457,067                (202,858)
                                                            ----------------------   ----------------------   ----------------------
       Net increase (decrease) in net assets resulting
         from operations..................................  $               65,742   $              467,899   $            (130,427)
                                                            ======================   ======================   ======================


                                                                               INVESCO V.I. GOVERNMENT SECURITIES
                                                                                       INVESTMENT DIVISION
                                                            ------------------------------------------------------------------------
                                                                     2013                     2012                   2011 (f)
                                                            ---------------------    ----------------------   ----------------------
INVESTMENT INCOME:
       Dividends..........................................  $                 367    $                   --
                                                            ---------------------    ----------------------   ----------------------
EXPENSES:
       Mortality and expense risk charges.................                     --                        --                       --
                                                            ---------------------    ----------------------   ----------------------
            Net investment income (loss)..................                    367                        --                       --
                                                            ---------------------    ----------------------   ----------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
       Realized gain distributions........................                     --                        --                       --
       Realized gains (losses) on sale of investments.....                    (1)                     1,308                    1,389
                                                            ---------------------    ----------------------   ----------------------
            Net realized gains (losses)...................                    (1)                     1,308                    1,389
                                                            ---------------------    ----------------------   ----------------------
       Change in unrealized gains (losses) on investments.                  (529)                   (1,335)                    1,336
                                                            ---------------------    ----------------------   ----------------------
       Net realized and changes in unrealized gains
         (losses) on investments..........................                  (530)                      (27)                    2,725
                                                            ---------------------    ----------------------   ----------------------
       Net increase (decrease) in net assets resulting
         from operations..................................  $               (163)    $                 (27)   $                2,725
                                                            =====================    ======================   ======================


                                                                                INVESCO V.I. INTERNATIONAL GROWTH
                                                                                       INVESTMENT DIVISION
                                                            ------------------------------------------------------------------------
                                                                     2013                     2012                     2011
                                                            ----------------------   ----------------------   ----------------------
INVESTMENT INCOME:
       Dividends..........................................  $                4,576   $               90,329   $                3,660
                                                            ----------------------   ----------------------   ----------------------
EXPENSES:
       Mortality and expense risk charges.................                      --                       --                       --
                                                            ----------------------   ----------------------   ----------------------
            Net investment income (loss)..................                   4,576                   90,329                    3,660
                                                            ----------------------   ----------------------   ----------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
       Realized gain distributions........................                      --                       --                       --
       Realized gains (losses) on sale of investments.....                 926,281                   18,589                    3,888
                                                            ----------------------   ----------------------   ----------------------
            Net realized gains (losses)...................                 926,281                   18,589                    3,888
                                                            ----------------------   ----------------------   ----------------------
       Change in unrealized gains (losses) on investments.               (647,277)                  685,032                 (28,330)
                                                            ----------------------   ----------------------   ----------------------
       Net realized and changes in unrealized gains
         (losses) on investments..........................                 279,004                  703,621                 (24,442)
                                                            ----------------------   ----------------------   ----------------------
       Net increase (decrease) in net assets resulting
         from operations..................................  $              283,580   $              793,950   $             (20,782)
                                                            ======================   ======================   ======================

(a) Commenced May 3, 2010 and began transactions in 2012.
(b) Commenced April 28, 2008 and began transactions in 2013.
(c) Commenced May 3, 2010 and began transactions in 2013.
(d) Commenced May 3, 2010 and began transactions in 2011.
(e) For the period April 29, 2013 to December 31, 2013.
(f) For the period May 2, 2011 to December 31, 2011.
(g) For the period August 19, 2013 to December 31, 2013.
(h) For the period April 30, 2012 to December 31, 2012.



 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011



                                                                                       JANUS ASPEN BALANCED
                                                                                        INVESTMENT DIVISION
                                                               --------------------------------------------------------------------
                                                                       2013                    2012                    2011
                                                               ---------------------   --------------------    --------------------
INVESTMENT INCOME:
      Dividends..............................................  $              13,254   $             27,163    $             44,376
                                                               ---------------------   --------------------    --------------------
EXPENSES:
      Mortality and expense risk charges.....................                     --                     --                      --
                                                               ---------------------   --------------------    --------------------
           Net investment income (loss)......................                 13,254                 27,163                  44,376
                                                               ---------------------   --------------------    --------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............................                 54,904                 74,896                 108,835
      Realized gains (losses) on sale of investments.........                 25,371                 40,351                  29,077
                                                               ---------------------   --------------------    --------------------
           Net realized gains (losses).......................                 80,275                115,247                 137,912
                                                               ---------------------   --------------------    --------------------
      Change in unrealized gains (losses) on investments.....                 94,265                 25,664               (161,867)
                                                               ---------------------   --------------------    --------------------
      Net realized and changes in unrealized gains (losses)
         on investments......................................                174,540                140,911                (23,955)
                                                               ---------------------   --------------------    --------------------
      Net increase (decrease) in net assets resulting
         from operations.....................................  $             187,794   $            168,074    $             20,421
                                                               =====================   ====================    ====================


                                                                                         JANUS ASPEN FORTY
                                                                                        INVESTMENT DIVISION
                                                               --------------------------------------------------------------------
                                                                       2013                    2012                    2011
                                                               ---------------------   --------------------    --------------------
INVESTMENT INCOME:
      Dividends..............................................  $               4,954   $              5,152    $              2,325
                                                               ---------------------   --------------------    --------------------
EXPENSES:
      Mortality and expense risk charges.....................                     --                     --                      --
                                                               ---------------------   --------------------    --------------------
           Net investment income (loss)......................                  4,954                  5,152                   2,325
                                                               ---------------------   --------------------    --------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............................                     --                     --                      --
      Realized gains (losses) on sale of investments.........                 69,285                 38,660                  43,353
                                                               ---------------------   --------------------    --------------------
           Net realized gains (losses).......................                 69,285                 38,660                  43,353
                                                               ---------------------   --------------------    --------------------
      Change in unrealized gains (losses) on investments.....                155,845                126,343               (117,114)
                                                               ---------------------   --------------------    --------------------
      Net realized and changes in unrealized gains (losses)
         on investments......................................                225,130                165,003                (73,761)
                                                               ---------------------   --------------------    --------------------
      Net increase (decrease) in net assets resulting
         from operations.....................................  $             230,084   $            170,155    $           (71,436)
                                                               =====================   ====================    ====================


                                                                                         JANUS ASPEN JANUS
                                                                                        INVESTMENT DIVISION
                                                               --------------------------------------------------------------------
                                                                       2013                    2012                   2011
                                                               --------------------   ---------------------   ---------------------
INVESTMENT INCOME:
      Dividends..............................................  $              6,858   $               5,213   $               5,397
                                                               --------------------   ---------------------   ---------------------
EXPENSES:
      Mortality and expense risk charges.....................                    --                      --                      --
                                                               --------------------   ---------------------   ---------------------
           Net investment income (loss)......................                 6,858                   5,213                   5,397
                                                               --------------------   ---------------------   ---------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............................                    --                  15,799                      --
      Realized gains (losses) on sale of investments.........               258,951                  13,270               1,561,413
                                                               --------------------   ---------------------   ---------------------
           Net realized gains (losses).......................               258,951                  29,069               1,561,413
                                                               --------------------   ---------------------   ---------------------
      Change in unrealized gains (losses) on investments.....              (62,054)                 122,884             (1,416,036)
                                                               --------------------   ---------------------   ---------------------
      Net realized and changes in unrealized gains (losses)
         on investments......................................               196,897                 151,953                 145,377
                                                               --------------------   ---------------------   ---------------------
      Net increase (decrease) in net assets resulting
         from operations.....................................  $            203,755   $             157,166   $             150,774
                                                               ====================   =====================   =====================

(a) Commenced May 3, 2010 and began transactions in 2012.
(b) Commenced April 28, 2008 and began transactions in 2013.
(c) Commenced May 3, 2010 and began transactions in 2013.
(d) Commenced May 3, 2010 and began transactions in 2011.
(e) For the period April 29, 2013 to December 31, 2013.
(f) For the period May 2, 2011 to December 31, 2011.
(g) For the period August 19, 2013 to December 31, 2013.
(h) For the period April 30, 2012 to December 31, 2012.



 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011



                                                                                      JANUS ASPEN OVERSEAS
                                                                                       INVESTMENT DIVISION
                                                               ------------------------------------------------------------------
                                                                       2013                   2012                   2011
                                                               --------------------   --------------------   --------------------
INVESTMENT INCOME:
      Dividends..............................................  $             11,835   $              2,519   $              1,291
                                                               --------------------   --------------------   --------------------
EXPENSES:
      Mortality and expense risk charges.....................                    --                     --                     --
                                                               --------------------   --------------------   --------------------
           Net investment income (loss)......................                11,835                  2,519                  1,291
                                                               --------------------   --------------------   --------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............................                    --                 43,521                  3,396
      Realized gains (losses) on sale of investments.........              (73,759)                (7,156)               (93,767)
                                                               --------------------   --------------------   --------------------
           Net realized gains (losses).......................              (73,759)                 36,365               (90,371)
                                                               --------------------   --------------------   --------------------
      Change in unrealized gains (losses) on investments.....               113,083                  8,927              (214,175)
                                                               --------------------   --------------------   --------------------
      Net realized and changes in unrealized gains (losses)
         on investments......................................                39,324                 45,292              (304,546)
                                                               --------------------   --------------------   --------------------
      Net increase (decrease) in net assets resulting
         from operations.....................................  $             51,159   $             47,811   $          (303,255)
                                                               ====================   ====================   ====================


                                                                                       MFS VIT GLOBAL EQUITY
                                                                                        INVESTMENT DIVISION
                                                               -------------------------------------------------------------------
                                                                       2013                    2012                   2011
                                                               ---------------------   --------------------   --------------------
INVESTMENT INCOME:
      Dividends..............................................  $               1,253   $                 61   $                575
                                                               ---------------------   --------------------   --------------------
EXPENSES:
      Mortality and expense risk charges.....................                     --                     --                     --
                                                               ---------------------   --------------------   --------------------
           Net investment income (loss)......................                  1,253                     61                    575
                                                               ---------------------   --------------------   --------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............................                     --                    154                     --
      Realized gains (losses) on sale of investments.........                    550                    274                 12,787
                                                               ---------------------   --------------------   --------------------
           Net realized gains (losses).......................                    550                    428                 12,787
                                                               ---------------------   --------------------   --------------------
      Change in unrealized gains (losses) on investments.....                 37,978                  6,795               (16,173)
                                                               ---------------------   --------------------   --------------------
      Net realized and changes in unrealized gains (losses)
         on investments......................................                 38,528                  7,223                (3,386)
                                                               ---------------------   --------------------   --------------------
      Net increase (decrease) in net assets resulting
         from operations.....................................  $              39,781   $              7,284   $            (2,811)
                                                               =====================   ====================   ====================


                                                                                       MFS VIT NEW DISCOVERY
                                                                                        INVESTMENT DIVISION
                                                               -------------------------------------------------------------------
                                                                        2013                   2012                   2011
                                                               ---------------------   --------------------   --------------------
INVESTMENT INCOME:
      Dividends..............................................  $                  --   $                 --   $                 --
                                                               ---------------------   --------------------   --------------------
EXPENSES:
      Mortality and expense risk charges.....................                     --                     --                     --
                                                               ---------------------   --------------------   --------------------
           Net investment income (loss)......................                     --                     --                     --
                                                               ---------------------   --------------------   --------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............................                  1,718                 15,912                 17,326
      Realized gains (losses) on sale of investments.........                  1,963                    264                    772
                                                               ---------------------   --------------------   --------------------
           Net realized gains (losses).......................                  3,681                 16,176                 18,098
                                                               ---------------------   --------------------   --------------------
      Change in unrealized gains (losses) on investments.....                 65,025                 11,186               (32,906)
                                                               ---------------------   --------------------   --------------------
      Net realized and changes in unrealized gains (losses)
         on investments......................................                 68,706                 27,362               (14,808)
                                                               ---------------------   --------------------   --------------------
      Net increase (decrease) in net assets resulting
         from operations.....................................  $              68,706   $             27,362   $           (14,808)
                                                               =====================   ====================   ====================

(a) Commenced May 3, 2010 and began transactions in 2012.
(b) Commenced April 28, 2008 and began transactions in 2013.
(c) Commenced May 3, 2010 and began transactions in 2013.
(d) Commenced May 3, 2010 and began transactions in 2011.
(e) For the period April 29, 2013 to December 31, 2013.
(f) For the period May 2, 2011 to December 31, 2011.
(g) For the period August 19, 2013 to December 31, 2013.
(h) For the period April 30, 2012 to December 31, 2012.



 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011




                                                                                           MFS VIT VALUE
                                                                                        INVESTMENT DIVISION
                                                               -------------------------------------------------------------------
                                                                       2013                    2012                   2011
                                                               --------------------   ---------------------   --------------------
INVESTMENT INCOME:
      Dividends..............................................  $                197   $                 668   $                999
                                                               --------------------   ---------------------   --------------------
EXPENSES:
      Mortality and expense risk charges.....................                    --                      --                     --
                                                               --------------------   ---------------------   --------------------
           Net investment income (loss)......................                   197                     668                    999
                                                               --------------------   ---------------------   --------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............................                    61                     355                    318
      Realized gains (losses) on sale of investments.........                   323                   3,188               (10,004)
                                                               --------------------   ---------------------   --------------------
           Net realized gains (losses).......................                   384                   3,543                (9,686)
                                                               --------------------   ---------------------   --------------------
      Change in unrealized gains (losses) on investments.....                 5,315                   2,241                  6,173
                                                               --------------------   ---------------------   --------------------
      Net realized and changes in unrealized gains (losses)
         on investments......................................                 5,699                   5,784                (3,513)
                                                               --------------------   ---------------------   --------------------
      Net increase (decrease) in net assets resulting
         from operations.....................................  $              5,896   $               6,452   $            (2,514)
                                                               ====================   =====================   ====================


                                                                    MFS VIT II                  MIST ALLIANCEBERNSTEIN
                                                                    HIGH YIELD                 GLOBAL DYNAMIC ALLOCATION
                                                                INVESTMENT DIVISION               INVESTMENT DIVISION
                                                               --------------------  --------------------------------------------
                                                                     2013 (g)                2013                  2012 (h)
                                                               --------------------  --------------------    --------------------
INVESTMENT INCOME:
      Dividends..............................................  $              3,270  $                139    $                 --
                                                               --------------------  --------------------    --------------------
EXPENSES:
      Mortality and expense risk charges.....................                    --                    --                      --
                                                               --------------------  --------------------    --------------------
           Net investment income (loss)......................                 3,270                   139                      --
                                                               --------------------  --------------------    --------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............................                    --                   231                      --
      Realized gains (losses) on sale of investments.........                   (3)                    67                      --
                                                               --------------------  --------------------    --------------------
           Net realized gains (losses).......................                   (3)                   298                      --
                                                               --------------------  --------------------    --------------------
      Change in unrealized gains (losses) on investments.....                 2,275                 1,389                     163
                                                               --------------------  --------------------    --------------------
      Net realized and changes in unrealized gains (losses)
         on investments......................................                 2,272                 1,687                     163
                                                               --------------------  --------------------    --------------------
      Net increase (decrease) in net assets resulting
         from operations.....................................  $              5,542  $              1,826    $                163
                                                               ====================  ====================    ====================



                                                                              MIST AMERICAN FUNDS BALANCED ALLOCATION
                                                                                        INVESTMENT DIVISION
                                                               --------------------------------------------------------------------
                                                                        2013                   2012                   2011
                                                               ---------------------   --------------------   ---------------------
INVESTMENT INCOME:
      Dividends..............................................  $              11,592   $             10,680   $               6,635
                                                               ---------------------   --------------------   ---------------------
EXPENSES:
      Mortality and expense risk charges.....................                     --                     --                      --
                                                               ---------------------   --------------------   ---------------------
           Net investment income (loss)......................                 11,592                 10,680                   6,635
                                                               ---------------------   --------------------   ---------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............................                 42,196                  5,437                     248
      Realized gains (losses) on sale of investments.........                  5,669                  3,875                   6,046
                                                               ---------------------   --------------------   ---------------------
           Net realized gains (losses).......................                 47,865                  9,312                   6,294
                                                               ---------------------   --------------------   ---------------------
      Change in unrealized gains (losses) on investments.....                 62,896                 50,640                (23,258)
                                                               ---------------------   --------------------   ---------------------
      Net realized and changes in unrealized gains (losses)
         on investments......................................                110,761                 59,952                (16,964)
                                                               ---------------------   --------------------   ---------------------
      Net increase (decrease) in net assets resulting
         from operations.....................................  $             122,353   $             70,632   $            (10,329)
                                                               =====================   ====================   =====================

(a) Commenced May 3, 2010 and began transactions in 2012.
(b) Commenced April 28, 2008 and began transactions in 2013.
(c) Commenced May 3, 2010 and began transactions in 2013.
(d) Commenced May 3, 2010 and began transactions in 2011.
(e) For the period April 29, 2013 to December 31, 2013.
(f) For the period May 2, 2011 to December 31, 2011.
(g) For the period August 19, 2013 to December 31, 2013.
(h) For the period April 30, 2012 to December 31, 2012.



 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011




                                                                          MIST AMERICAN FUNDS GROWTH ALLOCATION
                                                                                   INVESTMENT DIVISION
                                                               ---------------------------------------------------------
                                                                      2013                2012               2011
                                                               -----------------   -----------------   -----------------
INVESTMENT INCOME:
      Dividends..............................................  $          16,414   $          13,384   $          10,815
                                                               -----------------   -----------------   -----------------
EXPENSES:
      Mortality and expense risk charges.....................                 --                  --                  --
                                                               -----------------   -----------------   -----------------
           Net investment income (loss)......................             16,414              13,384              10,815
                                                               -----------------   -----------------   -----------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............................             69,006                  --                  --
      Realized gains (losses) on sale of investments.........             36,038              16,384               9,254
                                                               -----------------   -----------------   -----------------
           Net realized gains (losses).......................            105,044              16,384               9,254
                                                               -----------------   -----------------   -----------------
      Change in unrealized gains (losses) on investments.....            172,370              96,877            (58,738)
                                                               -----------------   -----------------   -----------------
      Net realized and changes in unrealized gains (losses)
         on investments......................................            277,414             113,261            (49,484)
                                                               -----------------   -----------------   -----------------
      Net increase (decrease) in net assets resulting
         from operations.....................................  $         293,828   $         126,645   $        (38,669)
                                                               =================   =================   =================



                                                                         MIST AMERICAN FUNDS MODERATE ALLOCATION
                                                                                   INVESTMENT DIVISION
                                                               ---------------------------------------------------------
                                                                      2013                2012                2011
                                                               ------------------  ------------------  -----------------
INVESTMENT INCOME:
      Dividends..............................................  $           14,487  $           10,434  $           5,453
                                                               ------------------  ------------------  -----------------
EXPENSES:
      Mortality and expense risk charges.....................                  --                  --                 --
                                                               ------------------  ------------------  -----------------
           Net investment income (loss)......................              14,487              10,434              5,453
                                                               ------------------  ------------------  -----------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............................              39,313               5,798              1,467
      Realized gains (losses) on sale of investments.........               5,863               5,301              1,917
                                                               ------------------  ------------------  -----------------
           Net realized gains (losses).......................              45,176              11,099              3,384
                                                               ------------------  ------------------  -----------------
      Change in unrealized gains (losses) on investments.....              36,688              29,635            (7,233)
                                                               ------------------  ------------------  -----------------
      Net realized and changes in unrealized gains (losses)
         on investments......................................              81,864              40,734            (3,849)
                                                               ------------------  ------------------  -----------------
      Net increase (decrease) in net assets resulting
         from operations.....................................  $           96,351  $           51,168  $           1,604
                                                               ==================  ==================  =================



                                                                    MIST AQR GLOBAL RISK BALANCED
                                                                         INVESTMENT DIVISION
                                                               -------------------------------------
                                                                      2013             2012 (h)
                                                               -----------------   -----------------
INVESTMENT INCOME:
      Dividends..............................................  $           1,949   $              --
                                                               -----------------   -----------------
EXPENSES:
      Mortality and expense risk charges.....................                 --                  --
                                                               -----------------   -----------------
           Net investment income (loss)......................              1,949                  --
                                                               -----------------   -----------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............................              3,632                  --
      Realized gains (losses) on sale of investments.........                169                (28)
                                                               -----------------   -----------------
           Net realized gains (losses).......................              3,801                (28)
                                                               -----------------   -----------------
      Change in unrealized gains (losses) on investments.....           (10,413)                 375
                                                               -----------------   -----------------
      Net realized and changes in unrealized gains (losses)
         on investments......................................            (6,612)                 347
                                                               -----------------   -----------------
      Net increase (decrease) in net assets resulting
         from operations.....................................  $         (4,663)   $             347
                                                               =================   =================


                                                                           MIST BLACKROCK
                                                                     GLOBAL TACTICAL STRATEGIES
                                                                         INVESTMENT DIVISION
                                                               --------------------------------------
                                                                      2013              2012 (h)
                                                               ------------------  ------------------
INVESTMENT INCOME:
      Dividends..............................................   $             951   $              --
                                                               ------------------  ------------------
EXPENSES:
      Mortality and expense risk charges.....................                  --                  --
                                                               ------------------  ------------------
           Net investment income (loss)......................                 951                  --
                                                               ------------------  ------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............................               1,537                  --
      Realized gains (losses) on sale of investments.........                 238                  51
                                                               ------------------  ------------------
           Net realized gains (losses).......................               1,775                  51
                                                               ------------------  ------------------
      Change in unrealized gains (losses) on investments.....               4,911                 878
                                                               ------------------  ------------------
      Net realized and changes in unrealized gains (losses)
         on investments......................................               6,686                 929
                                                               ------------------  ------------------
      Net increase (decrease) in net assets resulting
         from operations.....................................   $           7,637   $             929
                                                               ==================  ==================

(a) Commenced May 3, 2010 and began transactions in 2012.
(b) Commenced April 28, 2008 and began transactions in 2013.
(c) Commenced May 3, 2010 and began transactions in 2013.
(d) Commenced May 3, 2010 and began transactions in 2011.
(e) For the period April 29, 2013 to December 31, 2013.
(f) For the period May 2, 2011 to December 31, 2011.
(g) For the period August 19, 2013 to December 31, 2013.
(h) For the period April 30, 2012 to December 31, 2012.



 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011



                                                                                  MIST BLACKROCK LARGE CAP CORE
                                                                                       INVESTMENT DIVISION
                                                               -------------------------------------------------------------------
                                                                       2013                   2012                    2011
                                                               --------------------   --------------------    --------------------
INVESTMENT INCOME:
      Dividends..............................................  $          4,873,934   $          3,715,688    $          3,462,386
                                                               --------------------   --------------------    --------------------
EXPENSES:
      Mortality and expense risk charges.....................             1,786,264              1,609,817               1,619,434
                                                               --------------------   --------------------    --------------------
           Net investment income (loss)......................             3,087,670              2,105,871               1,842,952
                                                               --------------------   --------------------    --------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............................                    --                     --                      --
      Realized gains (losses) on sale of investments.........             1,187,504            (3,353,915)             (4,542,808)
                                                               --------------------   --------------------    --------------------
           Net realized gains (losses).......................             1,187,504            (3,353,915)             (4,542,808)
                                                               --------------------   --------------------    --------------------
      Change in unrealized gains (losses) on investments.....            96,008,684             38,395,441               3,050,880
                                                               --------------------   --------------------    --------------------
      Net realized and changes in unrealized gains (losses)
         on investments......................................            97,196,188             35,041,526             (1,491,928)
                                                               --------------------   --------------------    --------------------
      Net increase (decrease) in net assets resulting
         from operations.....................................  $        100,283,858   $         37,147,397    $            351,024
                                                               ====================   ====================    ====================


                                                                                 MIST CLARION GLOBAL REAL ESTATE
                                                                                       INVESTMENT DIVISION
                                                               -------------------------------------------------------------------
                                                                       2013                   2012                    2011
                                                               --------------------   --------------------    --------------------
INVESTMENT INCOME:
      Dividends..............................................  $          1,883,980   $            496,469    $            847,944
                                                               --------------------   --------------------    --------------------
EXPENSES:
      Mortality and expense risk charges.....................                31,537                 26,819                  25,697
                                                               --------------------   --------------------    --------------------
           Net investment income (loss)......................             1,852,443                469,650                 822,247
                                                               --------------------   --------------------    --------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............................                    --                     --                      --
      Realized gains (losses) on sale of investments.........             (121,862)              (282,095)               (421,589)
                                                               --------------------   --------------------    --------------------
           Net realized gains (losses).......................             (121,862)              (282,095)               (421,589)
                                                               --------------------   --------------------    --------------------
      Change in unrealized gains (losses) on investments.....             (768,686)              4,988,577             (1,500,208)
                                                               --------------------   --------------------    --------------------
      Net realized and changes in unrealized gains (losses)
         on investments......................................             (890,548)              4,706,482             (1,921,797)
                                                               --------------------   --------------------    --------------------
      Net increase (decrease) in net assets resulting
         from operations.....................................  $            961,895   $          5,176,132    $        (1,099,550)
                                                               ====================   ====================    ====================


                                                                              MIST CLEARBRIDGE AGGRESSIVE GROWTH II
                                                                                       INVESTMENT DIVISION
                                                               -------------------------------------------------------------------
                                                                       2013                   2012                    2011
                                                               --------------------   ---------------------   --------------------
INVESTMENT INCOME:
      Dividends..............................................  $            131,330   $              62,437   $            249,768
                                                               --------------------   ---------------------   --------------------
EXPENSES:
      Mortality and expense risk charges.....................                21,101                  18,962                 18,401
                                                               --------------------   ---------------------   --------------------
           Net investment income (loss)......................               110,229                  43,475                231,367
                                                               --------------------   ---------------------   --------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............................                    --                      --                     --
      Realized gains (losses) on sale of investments.........               518,428                 176,627                  2,199
                                                               --------------------   ---------------------   --------------------
           Net realized gains (losses).......................               518,428                 176,627                  2,199
                                                               --------------------   ---------------------   --------------------
      Change in unrealized gains (losses) on investments.....             3,724,517               2,618,525            (1,278,619)
                                                               --------------------   ---------------------   --------------------
      Net realized and changes in unrealized gains (losses)
         on investments......................................             4,242,945               2,795,152            (1,276,420)
                                                               --------------------   ---------------------   --------------------
      Net increase (decrease) in net assets resulting
         from operations.....................................  $          4,353,174   $           2,838,627   $        (1,045,053)
                                                               ====================   =====================   ====================

(a) Commenced May 3, 2010 and began transactions in 2012.
(b) Commenced April 28, 2008 and began transactions in 2013.
(c) Commenced May 3, 2010 and began transactions in 2013.
(d) Commenced May 3, 2010 and began transactions in 2011.
(e) For the period April 29, 2013 to December 31, 2013.
(f) For the period May 2, 2011 to December 31, 2011.
(g) For the period August 19, 2013 to December 31, 2013.
(h) For the period April 30, 2012 to December 31, 2012.



 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011



                                                                                MIST CLEARBRIDGE AGGRESSIVE GROWTH
                                                                                        INVESTMENT DIVISION
                                                               -------------------------------------------------------------------
                                                                       2013                    2012                   2011
                                                               --------------------    --------------------   --------------------
INVESTMENT INCOME:
      Dividends..............................................  $             71,803    $             28,628   $              8,681
                                                               --------------------    --------------------   --------------------
EXPENSES:
      Mortality and expense risk charges.....................                12,286                   8,213                  6,297
                                                               --------------------    --------------------   --------------------
           Net investment income (loss)......................                59,517                  20,415                  2,384
                                                               --------------------    --------------------   --------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............................                    --                      --                     --
      Realized gains (losses) on sale of investments.........               455,065                 171,678                 93,448
                                                               --------------------    --------------------   --------------------
           Net realized gains (losses).......................               455,065                 171,678                 93,448
                                                               --------------------    --------------------   --------------------
      Change in unrealized gains (losses) on investments.....             6,062,472               2,107,124              (217,464)
                                                               --------------------    --------------------   --------------------
      Net realized and changes in unrealized gains (losses)
         on investments......................................             6,517,537               2,278,802              (124,016)
                                                               --------------------    --------------------   --------------------
      Net increase (decrease) in net assets resulting
         from operations.....................................  $          6,577,054    $          2,299,217   $          (121,632)
                                                               ====================    ====================   ====================


                                                                                 MIST HARRIS OAKMARK INTERNATIONAL
                                                                                        INVESTMENT DIVISION
                                                               --------------------------------------------------------------------
                                                                       2013                    2012                   2011
                                                               --------------------    --------------------   ---------------------
INVESTMENT INCOME:
      Dividends..............................................  $          1,234,640    $            542,318   $               8,423
                                                               --------------------    --------------------   ---------------------
EXPENSES:
      Mortality and expense risk charges.....................                58,015                  44,596                  46,783
                                                               --------------------    --------------------   ---------------------
           Net investment income (loss)......................             1,176,625                 497,722                (38,360)
                                                               --------------------    --------------------   ---------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............................                    --                      --                      --
      Realized gains (losses) on sale of investments.........               663,573               (140,345)               (114,036)
                                                               --------------------    --------------------   ---------------------
           Net realized gains (losses).......................               663,573               (140,345)               (114,036)
                                                               --------------------    --------------------   ---------------------
      Change in unrealized gains (losses) on investments.....             9,999,502               7,474,599             (4,256,535)
                                                               --------------------    --------------------   ---------------------
      Net realized and changes in unrealized gains (losses)
         on investments......................................            10,663,075               7,334,254             (4,370,571)
                                                               --------------------    --------------------   ---------------------
      Net increase (decrease) in net assets resulting
         from operations.....................................  $         11,839,700    $          7,831,976   $         (4,408,931)
                                                               ====================    ====================   =====================


                                                                   MIST INVESCO BALANCED-RISK ALLOCATION
                                                                            INVESTMENT DIVISION
                                                               --------------------------------------------
                                                                       2013                 2012 (h)
                                                               --------------------   ---------------------
INVESTMENT INCOME:
      Dividends..............................................  $                 --   $                  23
                                                               --------------------   ---------------------
EXPENSES:
      Mortality and expense risk charges.....................                    --                      --
                                                               --------------------   ---------------------
           Net investment income (loss)......................                    --                      23
                                                               --------------------   ---------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............................                   159                      83
      Realized gains (losses) on sale of investments.........                  (33)                      --
                                                               --------------------   ---------------------
           Net realized gains (losses).......................                   126                      83
                                                               --------------------   ---------------------
      Change in unrealized gains (losses) on investments.....                   124                     (2)
                                                               --------------------   ---------------------
      Net realized and changes in unrealized gains (losses)
         on investments......................................                   250                      81
                                                               --------------------   ---------------------
      Net increase (decrease) in net assets resulting
         from operations.....................................  $                250   $                 104
                                                               ====================   =====================

(a) Commenced May 3, 2010 and began transactions in 2012.
(b) Commenced April 28, 2008 and began transactions in 2013.
(c) Commenced May 3, 2010 and began transactions in 2013.
(d) Commenced May 3, 2010 and began transactions in 2011.
(e) For the period April 29, 2013 to December 31, 2013.
(f) For the period May 2, 2011 to December 31, 2011.
(g) For the period August 19, 2013 to December 31, 2013.
(h) For the period April 30, 2012 to December 31, 2012.



 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011



                                                                                   MIST INVESCO MID CAP VALUE
                                                                                       INVESTMENT DIVISION
                                                               ------------------------------------------------------------------
                                                                       2013                   2012                   2011
                                                               --------------------   --------------------   --------------------
INVESTMENT INCOME:
      Dividends..............................................  $            762,499   $                457   $                603
                                                               --------------------   --------------------   --------------------
EXPENSES:
      Mortality and expense risk charges.....................                83,667                 49,296                     --
                                                               --------------------   --------------------   --------------------
           Net investment income (loss)......................               678,832               (48,839)                    603
                                                               --------------------   --------------------   --------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............................                    --                     --                     --
      Realized gains (losses) on sale of investments.........               935,109               (82,924)                    818
                                                               --------------------   --------------------   --------------------
           Net realized gains (losses).......................               935,109               (82,924)                    818
                                                               --------------------   --------------------   --------------------
      Change in unrealized gains (losses) on investments.....            20,593,687              2,481,449                (5,510)
                                                               --------------------   --------------------   --------------------
      Net realized and changes in unrealized gains (losses)
         on investments......................................            21,528,796              2,398,525                (4,692)
                                                               --------------------   --------------------   --------------------
      Net increase (decrease) in net assets resulting
         from operations.....................................  $         22,207,628   $          2,349,686   $            (4,089)
                                                               ====================   ====================   ====================


                                                                                   MIST INVESCO SMALL CAP GROWTH
                                                                                        INVESTMENT DIVISION
                                                               -------------------------------------------------------------------
                                                                       2013                    2012                   2011
                                                               --------------------    --------------------   --------------------
INVESTMENT INCOME:
      Dividends..............................................  $             23,000    $                 --   $                 --
                                                               --------------------    --------------------   --------------------
EXPENSES:
      Mortality and expense risk charges.....................                 7,768                   5,823                  5,378
                                                               --------------------    --------------------   --------------------
           Net investment income (loss)......................                15,232                 (5,823)                (5,378)
                                                               --------------------    --------------------   --------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............................               326,110                 273,441                     --
      Realized gains (losses) on sale of investments.........               243,128                 154,730                169,309
                                                               --------------------    --------------------   --------------------
           Net realized gains (losses).......................               569,238                 428,171                169,309
                                                               --------------------    --------------------   --------------------
      Change in unrealized gains (losses) on investments.....             1,365,097                 331,488              (192,641)
                                                               --------------------    --------------------   --------------------
      Net realized and changes in unrealized gains (losses)
         on investments......................................             1,934,335                 759,659               (23,332)
                                                               --------------------    --------------------   --------------------
      Net increase (decrease) in net assets resulting
         from operations.....................................  $          1,949,567    $            753,836   $           (28,710)
                                                               ====================    ====================   ====================


                                                                  MIST JPMORGAN GLOBAL ACTIVE ALLOCATION
                                                                            INVESTMENT DIVISION
                                                               --------------------------------------------
                                                                       2013                  2012 (h)
                                                               --------------------    --------------------
INVESTMENT INCOME:
      Dividends..............................................  $                 54    $                 68
                                                               --------------------    --------------------
EXPENSES:
      Mortality and expense risk charges.....................                    --                      --
                                                               --------------------    --------------------
           Net investment income (loss)......................                    54                      68
                                                               --------------------    --------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............................                   321                     117
      Realized gains (losses) on sale of investments.........                 (595)                    (10)
                                                               --------------------    --------------------
           Net realized gains (losses).......................                 (274)                     107
                                                               --------------------    --------------------
      Change in unrealized gains (losses) on investments.....                 5,829                     152
                                                               --------------------    --------------------
      Net realized and changes in unrealized gains (losses)
         on investments......................................                 5,555                     259
                                                               --------------------    --------------------
      Net increase (decrease) in net assets resulting
         from operations.....................................  $              5,609    $                327
                                                               ====================    ====================

(a) Commenced May 3, 2010 and began transactions in 2012.
(b) Commenced April 28, 2008 and began transactions in 2013.
(c) Commenced May 3, 2010 and began transactions in 2013.
(d) Commenced May 3, 2010 and began transactions in 2011.
(e) For the period April 29, 2013 to December 31, 2013.
(f) For the period May 2, 2011 to December 31, 2011.
(g) For the period August 19, 2013 to December 31, 2013.
(h) For the period April 30, 2012 to December 31, 2012.



 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011




                                                                                 MIST JPMORGAN SMALL CAP VALUE
                                                                                      INVESTMENT DIVISION
                                                               -----------------------------------------------------------------
                                                                       2013                  2012                   2011
                                                               -------------------    -------------------    -------------------
INVESTMENT INCOME:
      Dividends..............................................  $               337    $               358    $               472
                                                               -------------------    -------------------    -------------------
EXPENSES:
      Mortality and expense risk charges.....................                   --                     --                     --
                                                               -------------------    -------------------    -------------------
           Net investment income (loss)......................                  337                    358                    472
                                                               -------------------    -------------------    -------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............................                   --                     --                     --
      Realized gains (losses) on sale of investments.........                2,408                  3,130                  1,124
                                                               -------------------    -------------------    -------------------
           Net realized gains (losses).......................                2,408                  3,130                  1,124
                                                               -------------------    -------------------    -------------------
      Change in unrealized gains (losses) on investments.....               28,817                  1,696                (4,058)
                                                               -------------------    -------------------    -------------------
      Net realized and changes in unrealized gains (losses)
        on investments.......................................               31,225                  4,826                (2,934)
                                                               -------------------    -------------------    -------------------
      Net increase (decrease) in net assets resulting
        from operations......................................  $            31,562    $             5,184    $           (2,462)
                                                               ===================    ===================    ===================


                                                                MIST LOOMIS SAYLES
                                                                  GLOBAL MARKETS
                                                                INVESTMENT DIVISION
                                                               --------------------
                                                                     2013 (e)
                                                               --------------------
INVESTMENT INCOME:
      Dividends..............................................   $                --
                                                               --------------------
EXPENSES:
      Mortality and expense risk charges.....................                    --
                                                               --------------------
           Net investment income (loss)......................                    --
                                                               --------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............................                    --
      Realized gains (losses) on sale of investments.........                   705
                                                               --------------------
           Net realized gains (losses).......................                   705
                                                               --------------------
      Change in unrealized gains (losses) on investments.....                43,104
                                                               --------------------
      Net realized and changes in unrealized gains (losses)
        on investments.......................................                43,809
                                                               --------------------
      Net increase (decrease) in net assets resulting
        from operations......................................   $            43,809
                                                               ====================



                                                                                 MIST LORD ABBETT BOND DEBENTURE
                                                                                       INVESTMENT DIVISION
                                                               -----------------------------------------------------------------
                                                                       2013                   2012                   2011
                                                               -------------------    -------------------    -------------------
INVESTMENT INCOME:
      Dividends..............................................  $         1,965,620    $         1,984,542    $         1,568,618
                                                               -------------------    -------------------    -------------------
EXPENSES:
      Mortality and expense risk charges.....................               63,217                 61,482                 59,503
                                                               -------------------    -------------------    -------------------
           Net investment income (loss)......................            1,902,403              1,923,060              1,509,115
                                                               -------------------    -------------------    -------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............................                   --                     --                     --
      Realized gains (losses) on sale of investments.........              299,375                218,347                583,376
                                                               -------------------    -------------------    -------------------
           Net realized gains (losses).......................              299,375                218,347                583,376
                                                               -------------------    -------------------    -------------------
      Change in unrealized gains (losses) on investments.....              (7,269)              1,167,280              (863,576)
                                                               -------------------    -------------------    -------------------
      Net realized and changes in unrealized gains (losses)
        on investments.......................................              292,106              1,385,627              (280,200)
                                                               -------------------    -------------------    -------------------
      Net increase (decrease) in net assets resulting
        from operations......................................  $         2,194,509    $         3,308,687    $         1,228,915
                                                               ===================    ===================    ===================



                                                                   MIST MET/TEMPLETON INTERNATIONAL BOND
                                                                            INVESTMENT DIVISION
                                                               -------------------------------------------
                                                                       2013                 2012 (h)
                                                               --------------------   --------------------
INVESTMENT INCOME:
      Dividends..............................................  $                302   $                 --
                                                               --------------------   --------------------
EXPENSES:
      Mortality and expense risk charges.....................                    --                     --
                                                               --------------------   --------------------
           Net investment income (loss)......................                   302                     --
                                                               --------------------   --------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............................                    61                     --
      Realized gains (losses) on sale of investments.........                  (24)                     21
                                                               --------------------   --------------------
           Net realized gains (losses).......................                    37                     21
                                                               --------------------   --------------------
      Change in unrealized gains (losses) on investments.....                   996                     47
                                                               --------------------   --------------------
      Net realized and changes in unrealized gains (losses)
        on investments.......................................                 1,033                     68
                                                               --------------------   --------------------
      Net increase (decrease) in net assets resulting
        from operations......................................  $              1,335   $                 68
                                                               ====================   ====================

(a) Commenced May 3, 2010 and began transactions in 2012.
(b) Commenced April 28, 2008 and began transactions in 2013.
(c) Commenced May 3, 2010 and began transactions in 2013.
(d) Commenced May 3, 2010 and began transactions in 2011.
(e) For the period April 29, 2013 to December 31, 2013.
(f) For the period May 2, 2011 to December 31, 2011.
(g) For the period August 19, 2013 to December 31, 2013.
(h) For the period April 30, 2012 to December 31, 2012.



 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011






                                                                             MIST METLIFE AGGRESSIVE STRATEGY
                                                                                    INVESTMENT DIVISION
                                                               ------------------------------------------------------------
                                                                      2013                 2012               2011 (f)
                                                               ------------------   ------------------   ------------------
INVESTMENT INCOME:
      Dividends..............................................  $          158,967   $          118,210                   --
                                                               ------------------   ------------------   ------------------
EXPENSES:
      Mortality and expense risk charges.....................              14,210               12,011                8,047
                                                               ------------------   ------------------   ------------------
           Net investment income (loss)......................             144,757              106,199              (8,047)
                                                               ------------------   ------------------   ------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............................                  --                   --                   --
      Realized gains (losses) on sale of investments.........             243,289             (55,023)            (117,896)
                                                               ------------------   ------------------   ------------------
           Net realized gains (losses).......................             243,289             (55,023)            (117,896)
                                                               ------------------   ------------------   ------------------
      Change in unrealized gains (losses) on investments.....           4,045,633            2,084,613          (1,834,063)
                                                               ------------------   ------------------   ------------------
      Net realized and changes in unrealized gains (losses)
         on investments......................................           4,288,922            2,029,590          (1,951,959)
                                                               ------------------   ------------------   ------------------
      Net increase (decrease) in net assets resulting
         from operations.....................................  $        4,433,679   $        2,135,789   $      (1,960,006)
                                                               ==================   ==================   ==================



                                                                                                           MIST METLIFE
                                                                      MIST METLIFE BALANCED PLUS          GROWTH STRATEGY
                                                                          INVESTMENT DIVISION           INVESTMENT DIVISION
                                                               ---------------------------------------  -------------------
                                                                      2013               2012 (h)            2013 (e)
                                                               -------------------  ------------------  -------------------
INVESTMENT INCOME:
      Dividends..............................................  $               778  $               --  $               --
                                                               -------------------  ------------------  -------------------
EXPENSES:
      Mortality and expense risk charges.....................                   --                  --                  --
                                                               -------------------  ------------------  -------------------
           Net investment income (loss)......................                  778                  --                  --
                                                               -------------------  ------------------  -------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............................                1,257                  --                  --
      Realized gains (losses) on sale of investments.........                2,685                 119               2,973
                                                               -------------------  ------------------  -------------------
           Net realized gains (losses).......................                3,942                 119               2,973
                                                               -------------------  ------------------  -------------------
      Change in unrealized gains (losses) on investments.....                4,689               1,691              51,429
                                                               -------------------  ------------------  -------------------
      Net realized and changes in unrealized gains (losses)
         on investments......................................                8,631               1,810              54,402
                                                               -------------------  ------------------  -------------------
      Net increase (decrease) in net assets resulting
         from operations.....................................  $             9,409  $            1,810  $           54,402
                                                               ===================  ==================  ===================


                                                                  MIST METLIFE
                                                                   MULTI-INDEX
                                                                  TARGETED RISK
                                                               INVESTMENT DIVISION
                                                               -------------------
                                                                    2013 (e)
                                                               -------------------
INVESTMENT INCOME:
      Dividends..............................................  $                6
                                                               -------------------
EXPENSES:
      Mortality and expense risk charges.....................                  --
                                                               -------------------
           Net investment income (loss)......................                   6
                                                               -------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............................                  47
      Realized gains (losses) on sale of investments.........               (241)
                                                               -------------------
           Net realized gains (losses).......................               (194)
                                                               -------------------
      Change in unrealized gains (losses) on investments.....                  52
                                                               -------------------
      Net realized and changes in unrealized gains (losses)
         on investments......................................               (142)
                                                               -------------------
      Net increase (decrease) in net assets resulting
         from operations.....................................  $            (136)
                                                               ===================




                                                                             MIST MFS EMERGING MARKETS EQUITY
                                                                                    INVESTMENT DIVISION
                                                               ------------------------------------------------------------
                                                                      2013                2012               2011 (f)
                                                               ------------------  -------------------  -------------------
INVESTMENT INCOME:
      Dividends..............................................  $            1,482  $             1,167  $                --
                                                               ------------------  -------------------  -------------------
EXPENSES:
      Mortality and expense risk charges.....................                  --                   --                   --
                                                               ------------------  -------------------  -------------------
           Net investment income (loss)......................               1,482                1,167                   --
                                                               ------------------  -------------------  -------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............................                  --                   --                   --
      Realized gains (losses) on sale of investments.........                 254              (1,470)                 (70)
                                                               ------------------  -------------------  -------------------
           Net realized gains (losses).......................                 254              (1,470)                 (70)
                                                               ------------------  -------------------  -------------------
      Change in unrealized gains (losses) on investments.....             (3,821)                9,361              (3,209)
                                                               ------------------  -------------------  -------------------
      Net realized and changes in unrealized gains (losses)
         on investments......................................             (3,567)                7,891              (3,279)
                                                               ------------------  -------------------  -------------------
      Net increase (decrease) in net assets resulting
         from operations.....................................  $          (2,085)  $             9,058  $           (3,279)
                                                               ==================  ===================  ===================


(a) Commenced May 3, 2010 and began transactions in 2012.
(b) Commenced April 28, 2008 and began transactions in 2013.
(c) Commenced May 3, 2010 and began transactions in 2013.
(d) Commenced May 3, 2010 and began transactions in 2011.
(e) For the period April 29, 2013 to December 31, 2013.
(f) For the period May 2, 2011 to December 31, 2011.
(g) For the period August 19, 2013 to December 31, 2013.
(h) For the period April 30, 2012 to December 31, 2012.



 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011



                                                                                 MIST MFS RESEARCH INTERNATIONAL
                                                                                       INVESTMENT DIVISION
                                                               -----------------------------------------------------------------
                                                                       2013                   2012                   2011
                                                               --------------------   --------------------   -------------------
INVESTMENT INCOME:
      Dividends..............................................  $            475,117   $            282,245   $           285,362
                                                               --------------------   --------------------   -------------------
EXPENSES:
      Mortality and expense risk charges.....................                17,938                 16,065                17,373
                                                               --------------------   --------------------   -------------------
           Net investment income (loss)......................               457,179                266,180               267,989
                                                               --------------------   --------------------   -------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............................                    --                     --                    --
      Realized gains (losses) on sale of investments.........                48,641              (345,224)             (233,782)
                                                               --------------------   --------------------   -------------------
           Net realized gains (losses).......................                48,641              (345,224)             (233,782)
                                                               --------------------   --------------------   -------------------
      Change in unrealized gains (losses) on investments.....             2,877,942              2,185,121           (1,480,693)
                                                               --------------------   --------------------   -------------------
      Net realized and changes in unrealized gains (losses)
        on investments.......................................             2,926,583              1,839,897           (1,714,475)
                                                               --------------------   --------------------   -------------------
      Net increase (decrease) in net assets resulting
        from operations......................................  $          3,383,762   $          2,106,077   $       (1,446,486)
                                                               ====================   ====================   ===================


                                                                               MIST MORGAN STANLEY MID CAP GROWTH
                                                                                       INVESTMENT DIVISION
                                                               ------------------------------------------------------------------
                                                                       2013                   2012                   2011
                                                               --------------------   --------------------   --------------------
INVESTMENT INCOME:
      Dividends..............................................  $          1,687,241   $                 --   $          1,490,199
                                                               --------------------   --------------------   --------------------
EXPENSES:
      Mortality and expense risk charges.....................               654,660                579,825                623,473
                                                               --------------------   --------------------   --------------------
           Net investment income (loss)......................             1,032,581              (579,825)                866,726
                                                               --------------------   --------------------   --------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............................                    --                     --              5,251,936
      Realized gains (losses) on sale of investments.........             3,781,941              1,677,793              2,604,216
                                                               --------------------   --------------------   --------------------
           Net realized gains (losses).......................             3,781,941              1,677,793              7,856,152
                                                               --------------------   --------------------   --------------------
      Change in unrealized gains (losses) on investments.....            65,460,998             15,368,250           (21,552,444)
                                                               --------------------   --------------------   --------------------
      Net realized and changes in unrealized gains (losses)
        on investments.......................................            69,242,939             17,046,043           (13,696,292)
                                                               --------------------   --------------------   --------------------
      Net increase (decrease) in net assets resulting
        from operations......................................  $         70,275,520   $         16,466,218   $       (12,829,566)
                                                               ====================   ====================   ====================


                                                                                MIST OPPENHEIMER GLOBAL EQUITY
                                                                                      INVESTMENT DIVISION
                                                               -----------------------------------------------------------------
                                                                       2013                  2012                   2011
                                                               -------------------    -------------------   --------------------
INVESTMENT INCOME:
      Dividends..............................................  $           945,127    $           648,196   $            845,569
                                                               -------------------    -------------------   --------------------
EXPENSES:
      Mortality and expense risk charges.....................               97,189                117,470                126,057
                                                               -------------------    -------------------   --------------------
           Net investment income (loss)......................              847,938                530,726                719,512
                                                               -------------------    -------------------   --------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............................                   --                     --                     --
      Realized gains (losses) on sale of investments.........            1,128,194                700,180                892,248
                                                               -------------------    -------------------   --------------------
           Net realized gains (losses).......................            1,128,194                700,180                892,248
                                                               -------------------    -------------------   --------------------
      Change in unrealized gains (losses) on investments.....            9,078,535              6,406,670            (5,213,727)
                                                               -------------------    -------------------   --------------------
      Net realized and changes in unrealized gains (losses)
        on investments.......................................           10,206,729              7,106,850            (4,321,479)
                                                               -------------------    -------------------   --------------------
      Net increase (decrease) in net assets resulting
        from operations......................................  $        11,054,667    $         7,637,576   $        (3,601,967)
                                                               ===================    ===================   ====================

(a) Commenced May 3, 2010 and began transactions in 2012.
(b) Commenced April 28, 2008 and began transactions in 2013.
(c) Commenced May 3, 2010 and began transactions in 2013.
(d) Commenced May 3, 2010 and began transactions in 2011.
(e) For the period April 29, 2013 to December 31, 2013.
(f) For the period May 2, 2011 to December 31, 2011.
(g) For the period August 19, 2013 to December 31, 2013.
(h) For the period April 30, 2012 to December 31, 2012.



 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011



                                                                               MIST PIMCO INFLATION PROTECTED BOND
                                                                                       INVESTMENT DIVISION
                                                               -----------------------------------------------------------------
                                                                       2013                   2012                  2011
                                                               --------------------   --------------------   -------------------
INVESTMENT INCOME:
      Dividends..............................................  $            302,323   $            395,503   $           165,169
                                                               --------------------   --------------------   -------------------
EXPENSES:
      Mortality and expense risk charges.....................                25,479                 26,003                18,173
                                                               --------------------   --------------------   -------------------
           Net investment income (loss)......................               276,844                369,500               146,996
                                                               --------------------   --------------------   -------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............................               719,437                725,803               424,271
      Realized gains (losses) on sale of investments.........             (174,195)                 75,075               100,776
                                                               --------------------   --------------------   -------------------
           Net realized gains (losses).......................               545,242                800,878               525,047
                                                               --------------------   --------------------   -------------------
      Change in unrealized gains (losses) on investments.....           (2,018,492)              (101,684)               331,187
                                                               --------------------   --------------------   -------------------
      Net realized and changes in unrealized gains (losses)
        on investments.......................................           (1,473,250)                699,194               856,234
                                                               --------------------   --------------------   -------------------
      Net increase (decrease) in net assets resulting
        from operations......................................  $        (1,196,406)   $          1,068,694   $         1,003,230
                                                               ====================   ====================   ===================


                                                                                     MIST PIMCO TOTAL RETURN
                                                                                       INVESTMENT DIVISION
                                                               -----------------------------------------------------------------
                                                                       2013                   2012                   2011
                                                               --------------------   --------------------   -------------------
INVESTMENT INCOME:
      Dividends..............................................  $          2,175,351   $          1,636,863   $         1,344,247
                                                               --------------------   --------------------   -------------------
EXPENSES:
      Mortality and expense risk charges.....................                65,679                 66,690                62,517
                                                               --------------------   --------------------   -------------------
           Net investment income (loss)......................             2,109,672              1,570,173             1,281,730
                                                               --------------------   --------------------   -------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............................               954,935                     --             1,446,133
      Realized gains (losses) on sale of investments.........               128,011                347,234               187,988
                                                               --------------------   --------------------   -------------------
           Net realized gains (losses).......................             1,082,946                347,234             1,634,121
                                                               --------------------   --------------------   -------------------
      Change in unrealized gains (losses) on investments.....           (4,155,495)              2,519,869           (1,410,547)
                                                               --------------------   --------------------   -------------------
      Net realized and changes in unrealized gains (losses)
        on investments.......................................           (3,072,549)              2,867,103               223,574
                                                               --------------------   --------------------   -------------------
      Net increase (decrease) in net assets resulting
        from operations......................................  $          (962,877)   $          4,437,276   $         1,505,304
                                                               ====================   ====================   ===================


                                                                                       MIST PIONEER FUND
                                                                                      INVESTMENT DIVISION
                                                               -----------------------------------------------------------------
                                                                      2013                   2012                   2011
                                                               -------------------   --------------------   --------------------
INVESTMENT INCOME:
      Dividends..............................................  $             6,252   $              2,902   $              2,289
                                                               -------------------   --------------------   --------------------
EXPENSES:
      Mortality and expense risk charges.....................                   --                     --                     --
                                                               -------------------   --------------------   --------------------
           Net investment income (loss)......................                6,252                  2,902                  2,289
                                                               -------------------   --------------------   --------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............................                   --                     --                     --
      Realized gains (losses) on sale of investments.........               17,551                  1,266                 21,102
                                                               -------------------   --------------------   --------------------
           Net realized gains (losses).......................               17,551                  1,266                 21,102
                                                               -------------------   --------------------   --------------------
      Change in unrealized gains (losses) on investments.....               32,389                 14,560               (30,602)
                                                               -------------------   --------------------   --------------------
      Net realized and changes in unrealized gains (losses)
        on investments.......................................               49,940                 15,826                (9,500)
                                                               -------------------   --------------------   --------------------
      Net increase (decrease) in net assets resulting
        from operations......................................  $            56,192   $             18,728   $            (7,211)
                                                               ===================   ====================   ====================

(a) Commenced May 3, 2010 and began transactions in 2012.
(b) Commenced April 28, 2008 and began transactions in 2013.
(c) Commenced May 3, 2010 and began transactions in 2013.
(d) Commenced May 3, 2010 and began transactions in 2011.
(e) For the period April 29, 2013 to December 31, 2013.
(f) For the period May 2, 2011 to December 31, 2011.
(g) For the period August 19, 2013 to December 31, 2013.
(h) For the period April 30, 2012 to December 31, 2012.



 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011



                                                                   MIST PYRAMIS
                                                                   MANAGED RISK            MIST SCHRODERS GLOBAL MULTI-ASSET
                                                                INVESTMENT DIVISION               INVESTMENT DIVISION
                                                               --------------------  -------------------------------------------
                                                                     2013 (e)                2013                 2012 (h)
                                                               --------------------  --------------------   --------------------
INVESTMENT INCOME:
      Dividends..............................................  $                  2  $                  1   $                 42
                                                               --------------------  --------------------   --------------------
EXPENSES:
      Mortality and expense risk charges.....................                    --                    --                     --
                                                               --------------------  --------------------   --------------------
           Net investment income (loss)......................                     2                     1                     42
                                                               --------------------  --------------------   --------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............................                     5                    37                     94
      Realized gains (losses) on sale of investments.........                    --                   150                      9
                                                               --------------------  --------------------   --------------------
           Net realized gains (losses).......................                     5                   187                    103
                                                               --------------------  --------------------   --------------------
      Change in unrealized gains (losses) on investments.....                     6                 1,498                   (23)
                                                               --------------------  --------------------   --------------------
      Net realized and changes in unrealized gains (losses)
        on investments.......................................                    11                 1,685                     80
                                                               --------------------  --------------------   --------------------
      Net increase (decrease) in net assets resulting
        from operations......................................  $                 13  $              1,686   $                122
                                                               ====================  ====================   ====================



                                                                                 MIST SSGA GROWTH AND INCOME ETF
                                                                                       INVESTMENT DIVISION
                                                               ------------------------------------------------------------------
                                                                       2013                   2012                   2011
                                                               --------------------   --------------------   --------------------
INVESTMENT INCOME:
      Dividends..............................................  $            186,845   $            133,958   $             74,234
                                                               --------------------   --------------------   --------------------
EXPENSES:
      Mortality and expense risk charges.....................                 9,307                  7,748                  6,908
                                                               --------------------   --------------------   --------------------
           Net investment income (loss)......................               177,538                126,210                 67,326
                                                               --------------------   --------------------   --------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............................               160,153                114,627                 74,142
      Realized gains (losses) on sale of investments.........                90,613                 53,987                 49,491
                                                               --------------------   --------------------   --------------------
           Net realized gains (losses).......................               250,766                168,614                123,633
                                                               --------------------   --------------------   --------------------
      Change in unrealized gains (losses) on investments.....               431,610                365,606              (151,325)
                                                               --------------------   --------------------   --------------------
      Net realized and changes in unrealized gains (losses)
        on investments.......................................               682,376                534,220               (27,692)
                                                               --------------------   --------------------   --------------------
      Net increase (decrease) in net assets resulting
        from operations......................................  $            859,914   $            660,430   $             39,634
                                                               ====================   ====================   ====================



                                                                                      MIST SSGA GROWTH ETF
                                                                                       INVESTMENT DIVISION
                                                               ------------------------------------------------------------------
                                                                       2013                   2012                   2011
                                                               --------------------   --------------------   --------------------
INVESTMENT INCOME:
      Dividends..............................................  $            110,154   $             80,502   $             57,479
                                                               --------------------   --------------------   --------------------
EXPENSES:
      Mortality and expense risk charges.....................                 7,236                  5,984                  5,126
                                                               --------------------   --------------------   --------------------
           Net investment income (loss)......................               102,918                 74,518                 52,353
                                                               --------------------   --------------------   --------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............................               172,116                134,987                     --
      Realized gains (losses) on sale of investments.........                83,650                 42,712                 63,035
                                                               --------------------   --------------------   --------------------
           Net realized gains (losses).......................               255,766                177,699                 63,035
                                                               --------------------   --------------------   --------------------
      Change in unrealized gains (losses) on investments.....               467,150                279,360              (183,850)
                                                               --------------------   --------------------   --------------------
      Net realized and changes in unrealized gains (losses)
        on investments.......................................               722,916                457,059              (120,815)
                                                               --------------------   --------------------   --------------------
      Net increase (decrease) in net assets resulting
        from operations......................................  $            825,834   $            531,577   $           (68,462)
                                                               ====================   ====================   ====================

(a) Commenced May 3, 2010 and began transactions in 2012.
(b) Commenced April 28, 2008 and began transactions in 2013.
(c) Commenced May 3, 2010 and began transactions in 2013.
(d) Commenced May 3, 2010 and began transactions in 2011.
(e) For the period April 29, 2013 to December 31, 2013.
(f) For the period May 2, 2011 to December 31, 2011.
(g) For the period August 19, 2013 to December 31, 2013.
(h) For the period April 30, 2012 to December 31, 2012.



 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011




                                                                               MIST T. ROWE PRICE LARGE CAP VALUE
                                                                                       INVESTMENT DIVISION
                                                               ------------------------------------------------------------------
                                                                       2013                   2012                   2011
                                                               --------------------   --------------------   --------------------
INVESTMENT INCOME:
      Dividends..............................................  $             30,041   $             19,582   $              9,481
                                                               --------------------   --------------------   --------------------
EXPENSES:
      Mortality and expense risk charges.....................                    --                     --                     --
                                                               --------------------   --------------------   --------------------
           Net investment income (loss)......................                30,041                 19,582                  9,481
                                                               --------------------   --------------------   --------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............................                    --                     --                     --
      Realized gains (losses) on sale of investments.........                22,312                (1,403)              (435,260)
                                                               --------------------   --------------------   --------------------
           Net realized gains (losses).......................                22,312                (1,403)              (435,260)
                                                               --------------------   --------------------   --------------------
      Change in unrealized gains (losses) on investments.....               456,298                181,043                577,510
                                                               --------------------   --------------------   --------------------
      Net realized and changes in unrealized gains (losses)
         on investments......................................               478,610                179,640                142,250
                                                               --------------------   --------------------   --------------------
      Net increase (decrease) in net assets resulting
         from operations.....................................  $            508,651   $            199,222   $            151,731
                                                               ====================   ====================   ====================


                                                                                 MIST T. ROWE PRICE MID CAP GROWTH
                                                                                        INVESTMENT DIVISION
                                                               -------------------------------------------------------------------
                                                                       2013                    2012                   2011
                                                               --------------------    --------------------   --------------------
INVESTMENT INCOME:
      Dividends..............................................  $             98,665    $                 --                     --
                                                               --------------------    --------------------   --------------------
EXPENSES:
      Mortality and expense risk charges.....................                33,261                  29,751                 30,563
                                                               --------------------    --------------------   --------------------
           Net investment income (loss)......................                65,404                (29,751)               (30,563)
                                                               --------------------    --------------------   --------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............................             1,223,909               2,679,802                560,152
      Realized gains (losses) on sale of investments.........               608,004                (50,793)                312,619
                                                               --------------------    --------------------   --------------------
           Net realized gains (losses).......................             1,831,913               2,629,009                872,771
                                                               --------------------    --------------------   --------------------
      Change in unrealized gains (losses) on investments.....             5,764,932                 206,878            (1,837,318)
                                                               --------------------    --------------------   --------------------
      Net realized and changes in unrealized gains (losses)
         on investments......................................             7,596,845               2,835,887              (964,547)
                                                               --------------------    --------------------   --------------------
      Net increase (decrease) in net assets resulting
         from operations.....................................  $          7,662,249    $          2,806,136   $          (995,110)
                                                               ====================    ====================   ====================


                                                                                 MIST THIRD AVENUE SMALL CAP VALUE
                                                                                        INVESTMENT DIVISION
                                                               -------------------------------------------------------------------
                                                                       2013                    2012                   2011
                                                               --------------------    --------------------   --------------------
INVESTMENT INCOME:
      Dividends..............................................  $              9,744    $                 --   $              9,414
                                                               --------------------    --------------------   --------------------
EXPENSES:
      Mortality and expense risk charges.....................                    --                      --                     --
                                                               --------------------    --------------------   --------------------
           Net investment income (loss)......................                 9,744                      --                  9,414
                                                               --------------------    --------------------   --------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............................                    --                      --                     --
      Realized gains (losses) on sale of investments.........                47,240                  12,071                 86,881
                                                               --------------------    --------------------   --------------------
           Net realized gains (losses).......................                47,240                  12,071                 86,881
                                                               --------------------    --------------------   --------------------
      Change in unrealized gains (losses) on investments.....               199,123                 129,525              (240,493)
                                                               --------------------    --------------------   --------------------
      Net realized and changes in unrealized gains (losses)
         on investments......................................               246,363                 141,596              (153,612)
                                                               --------------------    --------------------   --------------------
      Net increase (decrease) in net assets resulting
         from operations.....................................  $            256,107    $            141,596   $          (144,198)
                                                               ====================    ====================   ====================


(a) Commenced May 3, 2010 and began transactions in 2012.
(b) Commenced April 28, 2008 and began transactions in 2013.
(c) Commenced May 3, 2010 and began transactions in 2013.
(d) Commenced May 3, 2010 and began transactions in 2011.
(e) For the period April 29, 2013 to December 31, 2013.
(f) For the period May 2, 2011 to December 31, 2011.
(g) For the period August 19, 2013 to December 31, 2013.
(h) For the period April 30, 2012 to December 31, 2012.



 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011



                                                                              MSF BAILLIE GIFFORD INTERNATIONAL STOCK
                                                                                        INVESTMENT DIVISION
                                                               --------------------------------------------------------------------
                                                                        2013                   2012                    2011
                                                               ---------------------   --------------------   ---------------------
INVESTMENT INCOME:
      Dividends..............................................  $             674,943   $            525,164   $             753,948
                                                               ---------------------   --------------------   ---------------------
EXPENSES:
      Mortality and expense risk charges.....................                198,504                183,754                 207,499
                                                               ---------------------   --------------------   ---------------------
           Net investment income (loss)......................                476,439                341,410                 546,449
                                                               ---------------------   --------------------   ---------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............................                     --                     --                      --
      Realized gains (losses) on sale of investments.........              (474,270)            (1,190,404)               (808,593)
                                                               ---------------------   --------------------   ---------------------
           Net realized gains (losses).......................              (474,270)            (1,190,404)               (808,593)
                                                               ---------------------   --------------------   ---------------------
      Change in unrealized gains (losses) on investments.....              5,921,616              7,502,480             (8,900,342)
                                                               ---------------------   --------------------   ---------------------
      Net realized and changes in unrealized gains (losses)
         on investments......................................              5,447,346              6,312,076             (9,708,935)
                                                               ---------------------   --------------------   ---------------------
      Net increase (decrease) in net assets resulting
         from operations.....................................  $           5,923,785   $          6,653,486   $         (9,162,486)
                                                               =====================   ====================   =====================


                                                                                MSF BARCLAYS AGGREGATE BOND INDEX
                                                                                       INVESTMENT DIVISION
                                                               -------------------------------------------------------------------
                                                                       2013                   2012                    2011
                                                               --------------------   ---------------------   --------------------
INVESTMENT INCOME:
      Dividends..............................................  $          4,111,311   $           4,275,027   $          3,919,750
                                                               --------------------   ---------------------   --------------------
EXPENSES:
      Mortality and expense risk charges.....................                40,998                  43,939                 43,935
                                                               --------------------   ---------------------   --------------------
           Net investment income (loss)......................             4,070,313               4,231,088              3,875,815
                                                               --------------------   ---------------------   --------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............................                    --                      --                     --
      Realized gains (losses) on sale of investments.........               125,172                 604,720                843,640
                                                               --------------------   ---------------------   --------------------
           Net realized gains (losses).......................               125,172                 604,720                843,640
                                                               --------------------   ---------------------   --------------------
      Change in unrealized gains (losses) on investments.....           (6,977,167)               (447,969)              3,276,276
                                                               --------------------   ---------------------   --------------------
      Net realized and changes in unrealized gains (losses)
         on investments......................................           (6,851,995)                 156,751              4,119,916
                                                               --------------------   ---------------------   --------------------
      Net increase (decrease) in net assets resulting
         from operations.....................................  $        (2,781,682)   $           4,387,839   $          7,995,731
                                                               ====================   =====================   ====================


                                                                                     MSF BLACKROCK BOND INCOME
                                                                                        INVESTMENT DIVISION
                                                               --------------------------------------------------------------------
                                                                        2013                   2012                    2011
                                                               ---------------------   --------------------    --------------------
INVESTMENT INCOME:
      Dividends..............................................  $           3,290,462   $          2,288,505    $          3,304,583
                                                               ---------------------   --------------------    --------------------
EXPENSES:
      Mortality and expense risk charges.....................                301,259                317,038                 318,184
                                                               ---------------------   --------------------    --------------------
           Net investment income (loss)......................              2,989,203              1,971,467               2,986,399
                                                               ---------------------   --------------------    --------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............................              2,005,629                551,492                      --
      Realized gains (losses) on sale of investments.........                142,786                354,078                 132,024
                                                               ---------------------   --------------------    --------------------
           Net realized gains (losses).......................              2,148,415                905,570                 132,024
                                                               ---------------------   --------------------    --------------------
      Change in unrealized gains (losses) on investments.....            (6,076,619)              2,995,775               1,930,533
                                                               ---------------------   --------------------    --------------------
      Net realized and changes in unrealized gains (losses)
         on investments......................................            (3,928,204)              3,901,345               2,062,557
                                                               ---------------------   --------------------    --------------------
      Net increase (decrease) in net assets resulting
         from operations.....................................  $           (939,001)   $          5,872,812    $          5,048,956
                                                               =====================   ====================    ====================

(a) Commenced May 3, 2010 and began transactions in 2012.
(b) Commenced April 28, 2008 and began transactions in 2013.
(c) Commenced May 3, 2010 and began transactions in 2013.
(d) Commenced May 3, 2010 and began transactions in 2011.
(e) For the period April 29, 2013 to December 31, 2013.
(f) For the period May 2, 2011 to December 31, 2011.
(g) For the period August 19, 2013 to December 31, 2013.
(h) For the period April 30, 2012 to December 31, 2012.



 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011



                                                                                MSF BLACKROCK CAPITAL APPRECIATION
                                                                                        INVESTMENT DIVISION
                                                               -------------------------------------------------------------------
                                                                       2013                    2012                   2011
                                                               --------------------    --------------------   --------------------
INVESTMENT INCOME:
      Dividends..............................................  $            144,698    $             41,947   $             14,560
                                                               --------------------    --------------------   --------------------
EXPENSES:
      Mortality and expense risk charges.....................                 8,874                   8,390                  7,908
                                                               --------------------    --------------------   --------------------
           Net investment income (loss)......................               135,824                  33,557                  6,652
                                                               --------------------    --------------------   --------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............................                    --                      --                     --
      Realized gains (losses) on sale of investments.........               321,200                 261,278                137,813
                                                               --------------------    --------------------   --------------------
           Net realized gains (losses).......................               321,200                 261,278                137,813
                                                               --------------------    --------------------   --------------------
      Change in unrealized gains (losses) on investments.....             4,769,715               1,344,869              (879,158)
                                                               --------------------    --------------------   --------------------
      Net realized and changes in unrealized gains (losses)
         on investments......................................             5,090,915               1,606,147              (741,345)
                                                               --------------------    --------------------   --------------------
      Net increase (decrease) in net assets resulting
         from operations.....................................  $          5,226,739    $          1,639,704   $          (734,693)
                                                               ====================    ====================   ====================


                                                                                    MSF BLACKROCK DIVERSIFIED
                                                                                       INVESTMENT DIVISION
                                                               ------------------------------------------------------------------
                                                                       2013                   2012                   2011
                                                               --------------------   --------------------   --------------------
INVESTMENT INCOME:
      Dividends..............................................  $          6,982,518   $          6,071,412   $          6,407,012
                                                               --------------------   --------------------   --------------------
EXPENSES:
      Mortality and expense risk charges.....................             1,536,230              1,471,028              1,472,691
                                                               --------------------   --------------------   --------------------
           Net investment income (loss)......................             5,446,288              4,600,384              4,934,321
                                                               --------------------   --------------------   --------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............................                    --                     --                     --
      Realized gains (losses) on sale of investments.........             2,747,913              1,094,116              (191,522)
                                                               --------------------   --------------------   --------------------
           Net realized gains (losses).......................             2,747,913              1,094,116              (191,522)
                                                               --------------------   --------------------   --------------------
      Change in unrealized gains (losses) on investments.....            43,444,585             23,691,349              3,658,514
                                                               --------------------   --------------------   --------------------
      Net realized and changes in unrealized gains (losses)
         on investments......................................            46,192,498             24,785,465              3,466,992
                                                               --------------------   --------------------   --------------------
      Net increase (decrease) in net assets resulting
         from operations.....................................  $         51,638,786   $         29,385,849   $          8,401,313
                                                               ====================   ====================   ====================


                                                                                  MSF BLACKROCK LARGE CAP VALUE
                                                                                       INVESTMENT DIVISION
                                                               ------------------------------------------------------------------
                                                                       2013                   2012                   2011
                                                               --------------------   --------------------   --------------------
INVESTMENT INCOME:
      Dividends..............................................  $            225,484   $            229,106   $            149,056
                                                               --------------------   --------------------   --------------------
EXPENSES:
      Mortality and expense risk charges.....................                19,704                 19,727                 19,323
                                                               --------------------   --------------------   --------------------
           Net investment income (loss)......................               205,780                209,379                129,733
                                                               --------------------   --------------------   --------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............................               871,774              2,231,565                     --
      Realized gains (losses) on sale of investments.........                44,941              (224,253)               (80,782)
                                                               --------------------   --------------------   --------------------
           Net realized gains (losses).......................               916,715              2,007,312               (80,782)
                                                               --------------------   --------------------   --------------------
      Change in unrealized gains (losses) on investments.....             3,399,848              (358,711)                254,349
                                                               --------------------   --------------------   --------------------
      Net realized and changes in unrealized gains (losses)
         on investments......................................             4,316,563              1,648,601                173,567
                                                               --------------------   --------------------   --------------------
      Net increase (decrease) in net assets resulting
         from operations.....................................  $          4,522,343   $          1,857,980   $            303,300
                                                               ====================   ====================   ====================

(a) Commenced May 3, 2010 and began transactions in 2012.
(b) Commenced April 28, 2008 and began transactions in 2013.
(c) Commenced May 3, 2010 and began transactions in 2013.
(d) Commenced May 3, 2010 and began transactions in 2011.
(e) For the period April 29, 2013 to December 31, 2013.
(f) For the period May 2, 2011 to December 31, 2011.
(g) For the period August 19, 2013 to December 31, 2013.
(h) For the period April 30, 2012 to December 31, 2012.



 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011



                                                                                   MSF BLACKROCK MONEY MARKET
                                                                                       INVESTMENT DIVISION
                                                               ------------------------------------------------------------------
                                                                       2013                   2012                   2011
                                                               --------------------   --------------------   --------------------
INVESTMENT INCOME:
      Dividends..............................................  $                 --   $                 --   $                 --
                                                               --------------------   --------------------   --------------------
EXPENSES:
      Mortality and expense risk charges.....................                45,649                 48,731                 47,046
                                                               --------------------   --------------------   --------------------
           Net investment income (loss)......................              (45,649)               (48,731)               (47,046)
                                                               --------------------   --------------------   --------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............................                    --                     --                     --
      Realized gains (losses) on sale of investments.........                    --                     --                     --
                                                               --------------------   --------------------   --------------------
           Net realized gains (losses).......................                    --                     --                     --
                                                               --------------------   --------------------   --------------------
      Change in unrealized gains (losses) on investments.....                    --                     --                     --
                                                               --------------------   --------------------   --------------------
      Net realized and changes in unrealized gains (losses)
        on investments.......................................                    --                     --                     --
                                                               --------------------   --------------------   --------------------
      Net increase (decrease) in net assets resulting
        from operations......................................  $           (45,649)   $           (48,731)   $           (47,046)
                                                               ====================   ====================   ====================


                                                                                    MSF DAVIS VENTURE VALUE
                                                                                      INVESTMENT DIVISION
                                                               -----------------------------------------------------------------
                                                                      2013                   2012                   2011
                                                               -------------------    -------------------   --------------------
INVESTMENT INCOME:
      Dividends..............................................  $           908,277    $           475,355   $            648,127
                                                               -------------------    -------------------   --------------------
EXPENSES:
      Mortality and expense risk charges.....................               53,237                 49,148                 53,389
                                                               -------------------    -------------------   --------------------
           Net investment income (loss)......................              855,040                426,207                594,738
                                                               -------------------    -------------------   --------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............................            1,084,791                     --                     --
      Realized gains (losses) on sale of investments.........            1,697,357                549,533                492,146
                                                               -------------------    -------------------   --------------------
           Net realized gains (losses).......................            2,782,148                549,533                492,146
                                                               -------------------    -------------------   --------------------
      Change in unrealized gains (losses) on investments.....           15,346,828              5,763,493            (3,392,027)
                                                               -------------------    -------------------   --------------------
      Net realized and changes in unrealized gains (losses)
        on investments.......................................           18,128,976              6,313,026            (2,899,881)
                                                               -------------------    -------------------   --------------------
      Net increase (decrease) in net assets resulting
        from operations......................................  $        18,984,016    $         6,739,233   $        (2,305,143)
                                                               ===================    ===================   ====================


                                                                                   MSF FRONTIER MID CAP GROWTH
                                                                                       INVESTMENT DIVISION
                                                               ------------------------------------------------------------------
                                                                       2013                   2012                   2011
                                                               --------------------   --------------------   --------------------
INVESTMENT INCOME:
      Dividends..............................................  $          2,591,979   $                 --   $            597,164
                                                               --------------------   --------------------   --------------------
EXPENSES:
      Mortality and expense risk charges.....................             1,371,993              1,258,555              1,298,633
                                                               --------------------   --------------------   --------------------
           Net investment income (loss)......................             1,219,986            (1,258,555)              (701,469)
                                                               --------------------   --------------------   --------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............................             4,884,883                     --                     --
      Realized gains (losses) on sale of investments.........             5,761,928              2,892,428              2,544,325
                                                               --------------------   --------------------   --------------------
           Net realized gains (losses).......................            10,646,811              2,892,428              2,544,325
                                                               --------------------   --------------------   --------------------
      Change in unrealized gains (losses) on investments.....            45,562,137             17,096,166            (8,863,059)
                                                               --------------------   --------------------   --------------------
      Net realized and changes in unrealized gains (losses)
        on investments.......................................            56,208,948             19,988,594            (6,318,734)
                                                               --------------------   --------------------   --------------------
      Net increase (decrease) in net assets resulting
        from operations......................................  $         57,428,934   $         18,730,039   $        (7,020,203)
                                                               ====================   ====================   ====================

(a) Commenced May 3, 2010 and began transactions in 2012.
(b) Commenced April 28, 2008 and began transactions in 2013.
(c) Commenced May 3, 2010 and began transactions in 2013.
(d) Commenced May 3, 2010 and began transactions in 2011.
(e) For the period April 29, 2013 to December 31, 2013.
(f) For the period May 2, 2011 to December 31, 2011.
(g) For the period August 19, 2013 to December 31, 2013.
(h) For the period April 30, 2012 to December 31, 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011



                                                                                        MSF JENNISON GROWTH
                                                                                        INVESTMENT DIVISION
                                                               -------------------------------------------------------------------
                                                                        2013                   2012                   2011
                                                               --------------------    --------------------   --------------------
INVESTMENT INCOME:
      Dividends..............................................  $             81,129    $             37,925   $             42,021
                                                               --------------------    --------------------   --------------------
EXPENSES:
      Mortality and expense risk charges.....................                11,843                   9,820                  6,458
                                                               --------------------    --------------------   --------------------
           Net investment income (loss)......................                69,286                  28,105                 35,563
                                                               --------------------    --------------------   --------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............................               199,135               2,671,966                     --
      Realized gains (losses) on sale of investments.........               549,515                 139,207                251,119
                                                               --------------------    --------------------   --------------------
           Net realized gains (losses).......................               748,650               2,811,173                251,119
                                                               --------------------    --------------------   --------------------
      Change in unrealized gains (losses) on investments.....             5,442,828               (683,735)              (215,551)
                                                               --------------------    --------------------   --------------------
      Net realized and changes in unrealized gains (losses)
         on investments......................................             6,191,478               2,127,438                 35,568
                                                               --------------------    --------------------   --------------------
      Net increase (decrease) in net assets resulting
         from operations.....................................  $          6,260,764    $          2,155,543   $             71,131
                                                               ====================    ====================   ====================


                                                                                MSF LOOMIS SAYLES SMALL CAP CORE
                                                                                       INVESTMENT DIVISION
                                                               -------------------------------------------------------------------
                                                                       2013                   2012                    2011
                                                               --------------------   --------------------   ---------------------
INVESTMENT INCOME:
      Dividends..............................................  $             95,451   $                 --   $              20,207
                                                               --------------------   --------------------   ---------------------
EXPENSES:
      Mortality and expense risk charges.....................                22,893                 18,930                  18,819
                                                               --------------------   --------------------   ---------------------
           Net investment income (loss)......................                72,558               (18,930)                   1,388
                                                               --------------------   --------------------   ---------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............................             1,618,689                452,678                      --
      Realized gains (losses) on sale of investments.........               624,015                282,308                 258,722
                                                               --------------------   --------------------   ---------------------
           Net realized gains (losses).......................             2,242,704                734,986                 258,722
                                                               --------------------   --------------------   ---------------------
      Change in unrealized gains (losses) on investments.....             5,169,026              1,736,369               (166,265)
                                                               --------------------   --------------------   ---------------------
      Net realized and changes in unrealized gains (losses)
         on investments......................................             7,411,730              2,471,355                  92,457
                                                               --------------------   --------------------   ---------------------
      Net increase (decrease) in net assets resulting
         from operations.....................................  $          7,484,288   $          2,452,425   $              93,845
                                                               ====================   ====================   =====================


                                                                               MSF LOOMIS SAYLES SMALL CAP GROWTH
                                                                                       INVESTMENT DIVISION
                                                               ------------------------------------------------------------------
                                                                       2013                   2012                   2011
                                                               --------------------   --------------------   --------------------
INVESTMENT INCOME:
      Dividends..............................................  $                 --   $                 --   $                 --
                                                               --------------------   --------------------   --------------------
EXPENSES:
      Mortality and expense risk charges.....................                 8,824                  7,211                  7,268
                                                               --------------------   --------------------   --------------------
           Net investment income (loss)......................               (8,824)                (7,211)                (7,268)
                                                               --------------------   --------------------   --------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............................                    --                     --                     --
      Realized gains (losses) on sale of investments.........               444,863                192,524                104,198
                                                               --------------------   --------------------   --------------------
           Net realized gains (losses).......................               444,863                192,524                104,198
                                                               --------------------   --------------------   --------------------
      Change in unrealized gains (losses) on investments.....             3,463,471                678,535                121,090
                                                               --------------------   --------------------   --------------------
      Net realized and changes in unrealized gains (losses)
         on investments......................................             3,908,334                871,059                225,288
                                                               --------------------   --------------------   --------------------
      Net increase (decrease) in net assets resulting
         from operations.....................................  $          3,899,510   $            863,848   $            218,020
                                                               ====================   ====================   ====================

(a) Commenced May 3, 2010 and began transactions in 2012.
(b) Commenced April 28, 2008 and began transactions in 2013.
(c) Commenced May 3, 2010 and began transactions in 2013.
(d) Commenced May 3, 2010 and began transactions in 2011.
(e) For the period April 29, 2013 to December 31, 2013.
(f) For the period May 2, 2011 to December 31, 2011.
(g) For the period August 19, 2013 to December 31, 2013.
(h) For the period April 30, 2012 to December 31, 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011



                                                                                   MSF MET/ARTISAN MID CAP VALUE
                                                                                        INVESTMENT DIVISION
                                                               --------------------------------------------------------------------
                                                                       2013                    2012                    2011
                                                               ---------------------   --------------------    --------------------
INVESTMENT INCOME:
      Dividends..............................................  $             561,888   $            483,287    $            455,060
                                                               ---------------------   --------------------    --------------------
EXPENSES:
      Mortality and expense risk charges.....................                 55,101                 46,626                  47,224
                                                               ---------------------   --------------------    --------------------
           Net investment income (loss)......................                506,787                436,661                 407,836
                                                               ---------------------   --------------------    --------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............................                     --                     --                      --
      Realized gains (losses) on sale of investments.........                684,691              (286,700)               (412,007)
                                                               ---------------------   --------------------    --------------------
           Net realized gains (losses).......................                684,691              (286,700)               (412,007)
                                                               ---------------------   --------------------    --------------------
      Change in unrealized gains (losses) on investments.....             16,708,173              5,263,295               3,096,938
                                                               ---------------------   --------------------    --------------------
      Net realized and changes in unrealized gains (losses)
         on investments......................................             17,392,864              4,976,595               2,684,931
                                                               ---------------------   --------------------    --------------------
      Net increase (decrease) in net assets resulting
         from operations.....................................  $          17,899,651   $          5,413,256    $          3,092,767
                                                               =====================   ====================    ====================


                                                                                MSF METLIFE CONSERVATIVE ALLOCATION
                                                                                        INVESTMENT DIVISION
                                                               ---------------------------------------------------------------------
                                                                       2013                    2012                    2011
                                                               ---------------------   ---------------------   ---------------------
INVESTMENT INCOME:
      Dividends..............................................  $             169,434   $             148,047   $              98,787
                                                               ---------------------   ---------------------   ---------------------
EXPENSES:
      Mortality and expense risk charges.....................                  8,929                   9,352                   8,004
                                                               ---------------------   ---------------------   ---------------------
           Net investment income (loss)......................                160,505                 138,695                  90,783
                                                               ---------------------   ---------------------   ---------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............................                 25,756                 114,982                      --
      Realized gains (losses) on sale of investments.........                 56,127                  59,284                  77,218
                                                               ---------------------   ---------------------   ---------------------
           Net realized gains (losses).......................                 81,883                 174,266                  77,218
                                                               ---------------------   ---------------------   ---------------------
      Change in unrealized gains (losses) on investments.....               (14,063)                 123,869                (37,275)
                                                               ---------------------   ---------------------   ---------------------
      Net realized and changes in unrealized gains (losses)
         on investments......................................                 67,820                 298,135                  39,943
                                                               ---------------------   ---------------------   ---------------------
      Net increase (decrease) in net assets resulting
         from operations.....................................  $             228,325   $             436,830   $             130,726
                                                               =====================   =====================   =====================


                                                                          MSF METLIFE CONSERVATIVE TO MODERATE ALLOCATION
                                                                                        INVESTMENT DIVISION
                                                               --------------------------------------------------------------------
                                                                       2013                    2012                    2011
                                                               --------------------    --------------------   ---------------------
INVESTMENT INCOME:
      Dividends..............................................  $            252,710    $            219,743   $             156,398
                                                               --------------------    --------------------   ---------------------
EXPENSES:
      Mortality and expense risk charges.....................                17,423                  14,684                  13,340
                                                               --------------------    --------------------   ---------------------
           Net investment income (loss)......................               235,287                 205,059                 143,058
                                                               --------------------    --------------------   ---------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............................                95,776                  21,976                      --
      Realized gains (losses) on sale of investments.........               210,565                  59,559                 135,436
                                                               --------------------    --------------------   ---------------------
           Net realized gains (losses).......................               306,341                  81,535                 135,436
                                                               --------------------    --------------------   ---------------------
      Change in unrealized gains (losses) on investments.....               418,401                 541,162               (210,123)
                                                               --------------------    --------------------   ---------------------
      Net realized and changes in unrealized gains (losses)
         on investments......................................               724,742                 622,697                (74,687)
                                                               --------------------    --------------------   ---------------------
      Net increase (decrease) in net assets resulting
         from operations.....................................  $            960,029    $            827,756   $              68,371
                                                               ====================    ====================   =====================

(a) Commenced May 3, 2010 and began transactions in 2012.
(b) Commenced April 28, 2008 and began transactions in 2013.
(c) Commenced May 3, 2010 and began transactions in 2013.
(d) Commenced May 3, 2010 and began transactions in 2011.
(e) For the period April 29, 2013 to December 31, 2013.
(f) For the period May 2, 2011 to December 31, 2011.
(g) For the period August 19, 2013 to December 31, 2013.
(h) For the period April 30, 2012 to December 31, 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011



                                                                                  MSF METLIFE MID CAP STOCK INDEX
                                                                                        INVESTMENT DIVISION
                                                               --------------------------------------------------------------------
                                                                       2013                    2012                   2011
                                                               --------------------   ---------------------   ---------------------
INVESTMENT INCOME:
      Dividends..............................................  $            981,648   $             662,912   $             593,088
                                                               --------------------   ---------------------   ---------------------
EXPENSES:
      Mortality and expense risk charges.....................                59,983                  51,493                  51,561
                                                               --------------------   ---------------------   ---------------------
           Net investment income (loss)......................               921,665                 611,419                 541,527
                                                               --------------------   ---------------------   ---------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............................             2,405,800               2,787,031               2,722,599
      Realized gains (losses) on sale of investments.........             1,774,205                 830,830                 678,616
                                                               --------------------   ---------------------   ---------------------
           Net realized gains (losses).......................             4,180,005               3,617,861               3,401,215
                                                               --------------------   ---------------------   ---------------------
      Change in unrealized gains (losses) on investments.....            18,736,176               6,545,785             (4,954,472)
                                                               --------------------   ---------------------   ---------------------
      Net realized and changes in unrealized gains (losses)
         on investments......................................            22,916,181              10,163,646             (1,553,257)
                                                               --------------------   ---------------------   ---------------------
      Net increase (decrease) in net assets resulting
         from operations.....................................  $         23,837,846   $          10,775,065   $         (1,011,730)
                                                               ====================   =====================   =====================


                                                                                  MSF METLIFE MODERATE ALLOCATION
                                                                                        INVESTMENT DIVISION
                                                               --------------------------------------------------------------------
                                                                       2013                    2012                   2011
                                                               --------------------   ---------------------   ---------------------
INVESTMENT INCOME:
      Dividends..............................................  $          1,058,783   $           1,056,014   $             669,982
                                                               --------------------   ---------------------   ---------------------
EXPENSES:
      Mortality and expense risk charges.....................                79,987                  72,676                  67,625
                                                               --------------------   ---------------------   ---------------------
           Net investment income (loss)......................               978,796                 983,338                 602,357
                                                               --------------------   ---------------------   ---------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............................               386,257                      --                      --
      Realized gains (losses) on sale of investments.........             1,204,992                 307,411                 234,474
                                                               --------------------   ---------------------   ---------------------
           Net realized gains (losses).......................             1,591,249                 307,411                 234,474
                                                               --------------------   ---------------------   ---------------------
      Change in unrealized gains (losses) on investments.....             5,640,223               3,912,908             (1,362,402)
                                                               --------------------   ---------------------   ---------------------
      Net realized and changes in unrealized gains (losses)
         on investments......................................             7,231,472               4,220,319             (1,127,928)
                                                               --------------------   ---------------------   ---------------------
      Net increase (decrease) in net assets resulting
         from operations.....................................  $          8,210,268   $           5,203,657   $           (525,571)
                                                               ====================   =====================   =====================


                                                                           MSF METLIFE MODERATE TO AGGRESSIVE ALLOCATION
                                                                                        INVESTMENT DIVISION
                                                               --------------------------------------------------------------------
                                                                       2013                    2012                   2011
                                                               --------------------    --------------------   ---------------------
INVESTMENT INCOME:
      Dividends..............................................  $          1,416,783    $          1,528,175   $           1,073,341
                                                               --------------------    --------------------   ---------------------
EXPENSES:
      Mortality and expense risk charges.....................                85,508                  75,645                  72,954
                                                               --------------------    --------------------   ---------------------
           Net investment income (loss)......................             1,331,275               1,452,530               1,000,387
                                                               --------------------    --------------------   ---------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............................                    --                      --                      --
      Realized gains (losses) on sale of investments.........             1,631,177                 342,924                 112,005
                                                               --------------------    --------------------   ---------------------
           Net realized gains (losses).......................             1,631,177                 342,924                 112,005
                                                               --------------------    --------------------   ---------------------
      Change in unrealized gains (losses) on investments.....            15,682,919               8,619,633             (3,772,324)
                                                               --------------------    --------------------   ---------------------
      Net realized and changes in unrealized gains (losses)
         on investments......................................            17,314,096               8,962,557             (3,660,319)
                                                               --------------------    --------------------   ---------------------
      Net increase (decrease) in net assets resulting
         from operations.....................................  $         18,645,371    $         10,415,087   $         (2,659,932)
                                                               ====================    ====================   =====================

(a) Commenced May 3, 2010 and began transactions in 2012.
(b) Commenced April 28, 2008 and began transactions in 2013.
(c) Commenced May 3, 2010 and began transactions in 2013.
(d) Commenced May 3, 2010 and began transactions in 2011.
(e) For the period April 29, 2013 to December 31, 2013.
(f) For the period May 2, 2011 to December 31, 2011.
(g) For the period August 19, 2013 to December 31, 2013.
(h) For the period April 30, 2012 to December 31, 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011



                                                                                     MSF METLIFE STOCK INDEX
                                                                                       INVESTMENT DIVISION
                                                               -------------------------------------------------------------------
                                                                       2013                   2012                    2011
                                                               --------------------   --------------------    --------------------
INVESTMENT INCOME:
      Dividends..............................................  $         15,228,884   $         12,674,264    $         11,182,368
                                                               --------------------   --------------------    --------------------
EXPENSES:
      Mortality and expense risk charges.....................             1,937,634              1,725,734               1,662,241
                                                               --------------------   --------------------    --------------------
           Net investment income (loss)......................            13,291,250             10,948,530               9,520,127
                                                               --------------------   --------------------    --------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............................            12,357,151              5,087,401               4,115,111
      Realized gains (losses) on sale of investments.........            12,306,567              3,743,076               (324,668)
                                                               --------------------   --------------------    --------------------
           Net realized gains (losses).......................            24,663,718              8,830,477               3,790,443
                                                               --------------------   --------------------    --------------------
      Change in unrealized gains (losses) on investments.....           191,004,236             82,239,455             (2,093,968)
                                                               --------------------   --------------------    --------------------
      Net realized and changes in unrealized gains (losses)
         on investments......................................           215,667,954             91,069,932               1,696,475
                                                               --------------------   --------------------    --------------------
      Net increase (decrease) in net assets resulting
         from operations.....................................  $        228,959,204   $        102,018,462    $         11,216,602
                                                               ====================   ====================    ====================


                                                                                      MSF MFS TOTAL RETURN
                                                                                       INVESTMENT DIVISION
                                                               ------------------------------------------------------------------
                                                                      2013                    2012                   2011
                                                               --------------------   --------------------   --------------------
INVESTMENT INCOME:
      Dividends..............................................  $            226,568   $            220,676   $            208,852
                                                               --------------------   --------------------   --------------------
EXPENSES:
      Mortality and expense risk charges.....................                 7,921                  6,627                  6,289
                                                               --------------------   --------------------   --------------------
           Net investment income (loss)......................               218,647                214,049                202,563
                                                               --------------------   --------------------   --------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............................                    --                     --                     --
      Realized gains (losses) on sale of investments.........                99,210                 32,260               (29,847)
                                                               --------------------   --------------------   --------------------
           Net realized gains (losses).......................                99,210                 32,260               (29,847)
                                                               --------------------   --------------------   --------------------
      Change in unrealized gains (losses) on investments.....             1,215,884                595,278               (11,189)
                                                               --------------------   --------------------   --------------------
      Net realized and changes in unrealized gains (losses)
         on investments......................................             1,315,094                627,538               (41,036)
                                                               --------------------   --------------------   --------------------
      Net increase (decrease) in net assets resulting
         from operations.....................................  $          1,533,741   $            841,587   $            161,527
                                                               ====================   ====================   ====================


                                                                                          MSF MFS VALUE
                                                                                       INVESTMENT DIVISION
                                                               -------------------------------------------------------------------
                                                                       2013                   2012                    2011
                                                               --------------------   ---------------------   --------------------
INVESTMENT INCOME:
      Dividends..............................................  $          1,234,016   $           1,079,462   $            836,589
                                                               --------------------   ---------------------   --------------------
EXPENSES:
      Mortality and expense risk charges.....................                63,296                  47,838                 46,802
                                                               --------------------   ---------------------   --------------------
           Net investment income (loss)......................             1,170,720               1,031,624                789,787
                                                               --------------------   ---------------------   --------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............................             2,095,342                 768,644                     --
      Realized gains (losses) on sale of investments.........             1,087,562                 200,451               (44,982)
                                                               --------------------   ---------------------   --------------------
           Net realized gains (losses).......................             3,182,904                 969,095               (44,982)
                                                               --------------------   ---------------------   --------------------
      Change in unrealized gains (losses) on investments.....            17,288,533               6,505,435              (346,891)
                                                               --------------------   ---------------------   --------------------
      Net realized and changes in unrealized gains (losses)
         on investments......................................            20,471,437               7,474,530              (391,873)
                                                               --------------------   ---------------------   --------------------
      Net increase (decrease) in net assets resulting
         from operations.....................................  $         21,642,157   $           8,506,154   $            397,914
                                                               ====================   =====================   ====================

(a) Commenced May 3, 2010 and began transactions in 2012.
(b) Commenced April 28, 2008 and began transactions in 2013.
(c) Commenced May 3, 2010 and began transactions in 2013.
(d) Commenced May 3, 2010 and began transactions in 2011.
(e) For the period April 29, 2013 to December 31, 2013.
(f) For the period May 2, 2011 to December 31, 2011.
(g) For the period August 19, 2013 to December 31, 2013.
(h) For the period April 30, 2012 to December 31, 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011



                                                                                       MSF MSCI EAFE INDEX
                                                                                       INVESTMENT DIVISION
                                                               ------------------------------------------------------------------
                                                                       2013                   2012                   2011
                                                               --------------------   --------------------   --------------------
INVESTMENT INCOME:
      Dividends..............................................  $          2,250,635   $          1,993,048   $          1,549,893
                                                               --------------------   --------------------   --------------------
EXPENSES:
      Mortality and expense risk charges.....................                39,550                 34,978                 37,419
                                                               --------------------   --------------------   --------------------
           Net investment income (loss)......................             2,211,085              1,958,070              1,512,474
                                                               --------------------   --------------------   --------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............................                    --                     --                     --
      Realized gains (losses) on sale of investments.........               838,301               (63,228)                137,025
                                                               --------------------   --------------------   --------------------
           Net realized gains (losses).......................               838,301               (63,228)                137,025
                                                               --------------------   --------------------   --------------------
      Change in unrealized gains (losses) on investments.....            11,746,223              9,143,347            (9,604,700)
                                                               --------------------   --------------------   --------------------
      Net realized and changes in unrealized gains (losses)
        on investments.......................................            12,584,524              9,080,119            (9,467,675)
                                                               --------------------   --------------------   --------------------
      Net increase (decrease) in net assets resulting
        from operations......................................  $         14,795,609   $         11,038,189   $        (7,955,201)
                                                               ====================   ====================   ====================


                                                                                  MSF NEUBERGER BERMAN GENESIS
                                                                                       INVESTMENT DIVISION
                                                               ------------------------------------------------------------------
                                                                       2013                   2012                   2011
                                                               --------------------   --------------------   --------------------
INVESTMENT INCOME:
      Dividends..............................................  $            744,713   $            297,555   $            596,562
                                                               --------------------   --------------------   --------------------
EXPENSES:
      Mortality and expense risk charges.....................                89,260                 75,540                 76,321
                                                               --------------------   --------------------   --------------------
           Net investment income (loss)......................               655,453                222,015                520,241
                                                               --------------------   --------------------   --------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............................                    --                     --                     --
      Realized gains (losses) on sale of investments.........               614,602              (730,868)              (976,828)
                                                               --------------------   --------------------   --------------------
           Net realized gains (losses).......................               614,602              (730,868)              (976,828)
                                                               --------------------   --------------------   --------------------
      Change in unrealized gains (losses) on investments.....            30,722,824              8,168,095              4,961,322
                                                               --------------------   --------------------   --------------------
      Net realized and changes in unrealized gains (losses)
        on investments.......................................            31,337,426              7,437,227              3,984,494
                                                               --------------------   --------------------   --------------------
      Net increase (decrease) in net assets resulting
        from operations......................................  $         31,992,879   $          7,659,242   $          4,504,735
                                                               ====================   ====================   ====================


                                                                                     MSF RUSSELL 2000 INDEX
                                                                                       INVESTMENT DIVISION
                                                               ------------------------------------------------------------------
                                                                       2013                   2012                   2011
                                                               --------------------   --------------------   --------------------
INVESTMENT INCOME:
      Dividends..............................................  $            982,173   $            623,816   $            561,526
                                                               --------------------   --------------------   --------------------
EXPENSES:
      Mortality and expense risk charges.....................                47,086                 39,701                 40,338
                                                               --------------------   --------------------   --------------------
           Net investment income (loss)......................               935,087                584,115                521,188
                                                               --------------------   --------------------   --------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............................                    --                     --                     --
      Realized gains (losses) on sale of investments.........             1,797,318                721,576                734,988
                                                               --------------------   --------------------   --------------------
           Net realized gains (losses).......................             1,797,318                721,576                734,988
                                                               --------------------   --------------------   --------------------
      Change in unrealized gains (losses) on investments.....            17,937,722              6,793,518            (3,300,203)
                                                               --------------------   --------------------   --------------------
      Net realized and changes in unrealized gains (losses)
        on investments.......................................            19,735,040              7,515,094            (2,565,215)
                                                               --------------------   --------------------   --------------------
      Net increase (decrease) in net assets resulting
        from operations......................................  $         20,670,127   $          8,099,209   $        (2,044,027)
                                                               ====================   ====================   ====================

(a) Commenced May 3, 2010 and began transactions in 2012.
(b) Commenced April 28, 2008 and began transactions in 2013.
(c) Commenced May 3, 2010 and began transactions in 2013.
(d) Commenced May 3, 2010 and began transactions in 2011.
(e) For the period April 29, 2013 to December 31, 2013.
(f) For the period May 2, 2011 to December 31, 2011.
(g) For the period August 19, 2013 to December 31, 2013.
(h) For the period April 30, 2012 to December 31, 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011



                                                                               MSF T. ROWE PRICE LARGE CAP GROWTH
                                                                                       INVESTMENT DIVISION
                                                               -------------------------------------------------------------------
                                                                       2013                   2012                    2011
                                                               --------------------   ---------------------   --------------------
INVESTMENT INCOME:
      Dividends..............................................  $            163,280   $              58,548   $             38,643
                                                               --------------------   ---------------------   --------------------
EXPENSES:
      Mortality and expense risk charges.....................                41,708                  23,330                 20,886
                                                               --------------------   ---------------------   --------------------
           Net investment income (loss)......................               121,572                  35,218                 17,757
                                                               --------------------   ---------------------   --------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............................                    --                      --                     --
      Realized gains (losses) on sale of investments.........             2,302,973                 996,117                908,859
                                                               --------------------   ---------------------   --------------------
           Net realized gains (losses).......................             2,302,973                 996,117                908,859
                                                               --------------------   ---------------------   --------------------
      Change in unrealized gains (losses) on investments.....            19,823,349               6,924,755            (1,383,140)
                                                               --------------------   ---------------------   --------------------
      Net realized and changes in unrealized gains (losses)
         on investments......................................            22,126,322               7,920,872              (474,281)
                                                               --------------------   ---------------------   --------------------
      Net increase (decrease) in net assets resulting
         from operations.....................................  $         22,247,894   $           7,956,090   $          (456,524)
                                                               ====================   =====================   ====================


                                                                                MSF T. ROWE PRICE SMALL CAP GROWTH
                                                                                        INVESTMENT DIVISION
                                                               -------------------------------------------------------------------
                                                                       2013                    2012                   2011
                                                               --------------------   ---------------------   --------------------
INVESTMENT INCOME:
      Dividends..............................................  $            373,197   $                  --   $                 --
                                                               --------------------   ---------------------   --------------------
EXPENSES:
      Mortality and expense risk charges.....................               356,357                 304,065                301,663
                                                               --------------------   ---------------------   --------------------
           Net investment income (loss)......................                16,840               (304,065)              (301,663)
                                                               --------------------   ---------------------   --------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............................             5,766,149               9,066,425                     --
      Realized gains (losses) on sale of investments.........             3,667,968               2,397,895              2,332,511
                                                               --------------------   ---------------------   --------------------
           Net realized gains (losses).......................             9,434,117              11,464,320              2,332,511
                                                               --------------------   ---------------------   --------------------
      Change in unrealized gains (losses) on investments.....            30,236,593               2,263,900              (846,789)
                                                               --------------------   ---------------------   --------------------
      Net realized and changes in unrealized gains (losses)
         on investments......................................            39,670,710              13,728,220              1,485,722
                                                               --------------------   ---------------------   --------------------
      Net increase (decrease) in net assets resulting
         from operations.....................................  $         39,687,550   $          13,424,155   $          1,184,059
                                                               ====================   =====================   ====================


                                                                               MSF VAN ECK GLOBAL NATURAL RESOURCES
                                                                                        INVESTMENT DIVISION
                                                               --------------------------------------------------------------------
                                                                       2013                    2012                 2011 (f)
                                                               ---------------------   --------------------   ---------------------
INVESTMENT INCOME:
      Dividends..............................................  $                 669   $                 --   $                  --
                                                               ---------------------   --------------------   ---------------------
EXPENSES:
      Mortality and expense risk charges.....................                     --                     --                      --
                                                               ---------------------   --------------------   ---------------------
           Net investment income (loss)......................                    669                     --                      --
                                                               ---------------------   --------------------   ---------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............................                     --                  2,613                      --
      Realized gains (losses) on sale of investments.........                   (55)                  (729)                    (45)
                                                               ---------------------   --------------------   ---------------------
           Net realized gains (losses).......................                   (55)                  1,884                    (45)
                                                               ---------------------   --------------------   ---------------------
      Change in unrealized gains (losses) on investments.....                 14,171                (2,269)                 (2,198)
                                                               ---------------------   --------------------   ---------------------
      Net realized and changes in unrealized gains (losses)
         on investments......................................                 14,116                  (385)                 (2,243)
                                                               ---------------------   --------------------   ---------------------
      Net increase (decrease) in net assets resulting
         from operations.....................................  $              14,785   $              (385)   $             (2,243)
                                                               =====================   ====================   =====================

(a) Commenced May 3, 2010 and began transactions in 2012.
(b) Commenced April 28, 2008 and began transactions in 2013.
(c) Commenced May 3, 2010 and began transactions in 2013.
(d) Commenced May 3, 2010 and began transactions in 2011.
(e) For the period April 29, 2013 to December 31, 2013.
(f) For the period May 2, 2011 to December 31, 2011.
(g) For the period August 19, 2013 to December 31, 2013.
(h) For the period April 30, 2012 to December 31, 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011



                                                                    MSF WESTERN ASSET MANAGEMENT STRATEGIC BOND OPPORTUNITIES
                                                                                       INVESTMENT DIVISION
                                                               ------------------------------------------------------------------
                                                                       2013                   2012                   2011
                                                               --------------------   --------------------   --------------------
INVESTMENT INCOME:
      Dividends..............................................  $          1,259,304   $            891,838   $          1,209,466
                                                               --------------------   --------------------   --------------------
EXPENSES:
      Mortality and expense risk charges.....................                33,218                 32,820                 31,783
                                                               --------------------   --------------------   --------------------
           Net investment income (loss)......................             1,226,086                859,018              1,177,683
                                                               --------------------   --------------------   --------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............................                    --                     --                     --
      Realized gains (losses) on sale of investments.........               194,088                204,230                144,847
                                                               --------------------   --------------------   --------------------
           Net realized gains (losses).......................               194,088                204,230                144,847
                                                               --------------------   --------------------   --------------------
      Change in unrealized gains (losses) on investments.....           (1,174,913)              1,584,984                 64,600
                                                               --------------------   --------------------   --------------------
      Net realized and changes in unrealized gains (losses)
         on investments......................................             (980,825)              1,789,214                209,447
                                                               --------------------   --------------------   --------------------
      Net increase (decrease) in net assets resulting
         from operations.....................................  $            245,261   $          2,648,232   $          1,387,130
                                                               ====================   ====================   ====================


                                                                           MSF WESTERN ASSET MANAGEMENT U.S. GOVERNMENT
                                                                                        INVESTMENT DIVISION
                                                               -------------------------------------------------------------------
                                                                       2013                    2012                   2011
                                                               --------------------    --------------------   --------------------
INVESTMENT INCOME:
      Dividends..............................................  $            353,673    $            348,936   $            248,608
                                                               --------------------    --------------------   --------------------
EXPENSES:
      Mortality and expense risk charges.....................                16,498                  18,045                 18,708
                                                               --------------------    --------------------   --------------------
           Net investment income (loss)......................               337,175                 330,891                229,900
                                                               --------------------    --------------------   --------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............................                    --                      --                570,575
      Realized gains (losses) on sale of investments.........                 3,029                  19,763                (5,603)
                                                               --------------------    --------------------   --------------------
           Net realized gains (losses).......................                 3,029                  19,763                564,972
                                                               --------------------    --------------------   --------------------
      Change in unrealized gains (losses) on investments.....             (476,487)                 185,906                 82,587
                                                               --------------------    --------------------   --------------------
      Net realized and changes in unrealized gains (losses)
         on investments......................................             (473,458)                 205,669                647,559
                                                               --------------------    --------------------   --------------------
      Net increase (decrease) in net assets resulting
         from operations.....................................  $          (136,283)    $            536,560   $            877,459
                                                               ====================    ====================   ====================


                                                                                        PIMCO VIT ALL ASSET
                                                                                        INVESTMENT DIVISION
                                                               -------------------------------------------------------------------
                                                                        2013                   2012                 2011 (f)
                                                               ---------------------   --------------------   --------------------
INVESTMENT INCOME:
      Dividends..............................................  $              21,748   $              6,301   $              2,796
                                                               ---------------------   --------------------   --------------------
EXPENSES:
      Mortality and expense risk charges.....................                     --                     --                     --
                                                               ---------------------   --------------------   --------------------
           Net investment income (loss)......................                 21,748                  6,301                  2,796
                                                               ---------------------   --------------------   --------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............................                     --                     --                     --
      Realized gains (losses) on sale of investments.........                  (591)                    190                     --
                                                               ---------------------   --------------------   --------------------
           Net realized gains (losses).......................                  (591)                    190                     --
                                                               ---------------------   --------------------   --------------------
      Change in unrealized gains (losses) on investments.....               (24,638)                  8,832                (1,176)
                                                               ---------------------   --------------------   --------------------
      Net realized and changes in unrealized gains (losses)
         on investments......................................               (25,229)                  9,022                (1,176)
                                                               ---------------------   --------------------   --------------------
      Net increase (decrease) in net assets resulting
         from operations.....................................  $             (3,481)   $             15,323   $              1,620
                                                               =====================   ====================   ====================

(a) Commenced May 3, 2010 and began transactions in 2012.
(b) Commenced April 28, 2008 and began transactions in 2013.
(c) Commenced May 3, 2010 and began transactions in 2013.
(d) Commenced May 3, 2010 and began transactions in 2011.
(e) For the period April 29, 2013 to December 31, 2013.
(f) For the period May 2, 2011 to December 31, 2011.
(g) For the period August 19, 2013 to December 31, 2013.
(h) For the period April 30, 2012 to December 31, 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011



                                                   PIMCO VIT
                                                COMMODITY REAL
                                                RETURN STRATEGY
                                              INVESTMENT DIVISION
                                             --------------------
                                                   2013 (e)
                                             --------------------
INVESTMENT INCOME:
      Dividends............................  $                 --
                                             --------------------
EXPENSES:
      Mortality and expense risk charges...                    --
                                             --------------------
           Net investment income (loss)....                    --
                                             --------------------
NET REALIZED AND CHANGES IN
   UNREALIZED GAINS (LOSSES) ON
   INVESTMENTS:
      Realized gain distributions..........                    --
      Realized gains (losses) on sale of
        investments........................                   (5)
                                             --------------------
           Net realized gains (losses).....                   (5)
                                             --------------------
      Change in unrealized gains (losses)
        on investments.....................                 (126)
                                             --------------------
      Net realized and changes in
        unrealized gains (losses) on
        investments........................                 (131)
                                             --------------------
      Net increase (decrease) in net
        assets resulting from operations...  $              (131)
                                             ====================




                                                                   PIMCO VIT LOW DURATION
                                                                     INVESTMENT DIVISION
                                             ------------------------------------------------------------------
                                                     2013                   2012                   2011
                                             --------------------   --------------------   --------------------
INVESTMENT INCOME:
      Dividends............................  $             22,872   $             18,366   $             13,732
                                             --------------------   --------------------   --------------------
EXPENSES:
      Mortality and expense risk charges...                    --                     --                     --
                                             --------------------   --------------------   --------------------
           Net investment income (loss)....                22,872                 18,366                 13,732
                                             --------------------   --------------------   --------------------
NET REALIZED AND CHANGES IN
   UNREALIZED GAINS (LOSSES) ON
   INVESTMENTS:
      Realized gain distributions..........                    --                     --                     --
      Realized gains (losses) on sale of
        investments........................                 3,304                  1,749                    618
                                             --------------------   --------------------   --------------------
           Net realized gains (losses).....                 3,304                  1,749                    618
                                             --------------------   --------------------   --------------------
      Change in unrealized gains (losses)
        on investments.....................              (33,450)                 34,493                (6,243)
                                             --------------------   --------------------   --------------------
      Net realized and changes in
        unrealized gains (losses) on
        investments........................              (30,146)                 36,242                (5,625)
                                             --------------------   --------------------   --------------------
      Net increase (decrease) in net
        assets resulting from operations...  $            (7,274)   $             54,608   $              8,107
                                             ====================   ====================   ====================




                                                                PIONEER VCT EMERGING MARKETS
                                                                     INVESTMENT DIVISION
                                             ------------------------------------------------------------------
                                                     2013                   2012                   2011
                                             --------------------   --------------------   --------------------
INVESTMENT INCOME:
      Dividends............................  $              2,107   $              1,600
                                             --------------------   --------------------   --------------------
EXPENSES:
      Mortality and expense risk charges...                    --                     --                     --
                                             --------------------   --------------------   --------------------
           Net investment income (loss)....                 2,107                  1,600                     --
                                             --------------------   --------------------   --------------------
NET REALIZED AND CHANGES IN
   UNREALIZED GAINS (LOSSES) ON
   INVESTMENTS:
      Realized gain distributions..........                    --                 23,672                     --
      Realized gains (losses) on sale of
        investments........................                 7,544                (1,297)                121,447
                                             --------------------   --------------------   --------------------
           Net realized gains (losses).....                 7,544                 22,375                121,447
                                             --------------------   --------------------   --------------------
      Change in unrealized gains (losses)
        on investments.....................              (24,888)                 20,209              (327,299)
                                             --------------------   --------------------   --------------------
      Net realized and changes in
        unrealized gains (losses) on
        investments........................              (17,344)                 42,584              (205,852)
                                             --------------------   --------------------   --------------------
      Net increase (decrease) in net
        assets resulting from operations...  $           (15,237)   $             44,184   $          (205,852)
                                             ====================   ====================   ====================




                                                                  PIONEER VCT MID CAP VALUE
                                                                     INVESTMENT DIVISION
                                             -----------------------------------------------------------------
                                                     2013                   2012                  2011
                                             --------------------   --------------------   -------------------
INVESTMENT INCOME:
      Dividends............................  $                425   $              1,561   $             1,190
                                             --------------------   --------------------   -------------------
EXPENSES:
      Mortality and expense risk charges...                    --                     --                    --
                                             --------------------   --------------------   -------------------
           Net investment income (loss)....                   425                  1,561                 1,190
                                             --------------------   --------------------   -------------------
NET REALIZED AND CHANGES IN
   UNREALIZED GAINS (LOSSES) ON
   INVESTMENTS:
      Realized gain distributions..........                    --                     --                    --
      Realized gains (losses) on sale of
        investments........................                29,038                    595                   580
                                             --------------------   --------------------   -------------------
           Net realized gains (losses).....                29,038                    595                   580
                                             --------------------   --------------------   -------------------
      Change in unrealized gains (losses)
        on investments.....................               (1,134)                 12,468              (11,556)
                                             --------------------   --------------------   -------------------
      Net realized and changes in
        unrealized gains (losses) on
        investments........................                27,904                 13,063              (10,976)
                                             --------------------   --------------------   -------------------
      Net increase (decrease) in net
        assets resulting from operations...  $             28,329   $             14,624   $           (9,786)
                                             ====================   ====================   ===================

(a) Commenced May 3, 2010 and began transactions in 2012.
(b) Commenced April 28, 2008 and began transactions in 2013.
(c) Commenced May 3, 2010 and began transactions in 2013.
(d) Commenced May 3, 2010 and began transactions in 2011.
(e) For the period April 29, 2013 to December 31, 2013.
(f) For the period May 2, 2011 to December 31, 2011.
(g) For the period August 19, 2013 to December 31, 2013.
(h) For the period April 30, 2012 to December 31, 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011



                                                   PUTNAM VT
                                              INTERNATIONAL VALUE
                                              INVESTMENT DIVISION
                                             --------------------
                                                   2013 (b)
                                             --------------------
INVESTMENT INCOME:
      Dividends............................  $                 --
                                             --------------------
EXPENSES:
      Mortality and expense risk charges...                    --
                                             --------------------
           Net investment income (loss)....                    --
                                             --------------------
NET REALIZED AND CHANGES IN
   UNREALIZED GAINS (LOSSES) ON
   INVESTMENTS:
      Realized gain distributions..........                    --
      Realized gains (losses) on sale of
         investments.......................                    10
                                             --------------------
           Net realized gains (losses).....                    10
                                             --------------------
      Change in unrealized gains (losses)
         on investments....................                   477
                                             --------------------
      Net realized and changes in
         unrealized gains (losses) on
         investments.......................                   487
                                             --------------------
      Net increase (decrease) in net
         assets resulting from operations..  $                487
                                             ====================



                                                                       ROYCE MICRO-CAP
                                                                     INVESTMENT DIVISION
                                             -------------------------------------------------------------------
                                                     2013                   2012                    2011
                                             --------------------   ---------------------   --------------------
INVESTMENT INCOME:
      Dividends............................  $                 38   $                  --   $              8,331
                                             --------------------   ---------------------   --------------------
EXPENSES:
      Mortality and expense risk charges...                    --                      --                     --
                                             --------------------   ---------------------   --------------------
           Net investment income (loss)....                    38                      --                  8,331
                                             --------------------   ---------------------   --------------------
NET REALIZED AND CHANGES IN
   UNREALIZED GAINS (LOSSES) ON
   INVESTMENTS:
      Realized gain distributions..........                   197                   8,060                     --
      Realized gains (losses) on sale of
         investments.......................                87,518                   1,017                  1,545
                                             --------------------   ---------------------   --------------------
           Net realized gains (losses).....                87,715                   9,077                  1,545
                                             --------------------   ---------------------   --------------------
      Change in unrealized gains (losses)
         on investments....................              (23,953)                  15,667               (52,132)
                                             --------------------   ---------------------   --------------------
      Net realized and changes in
         unrealized gains (losses) on
         investments.......................                63,762                  24,744               (50,587)
                                             --------------------   ---------------------   --------------------
      Net increase (decrease) in net
         assets resulting from operations..  $             63,800   $              24,744   $           (42,256)
                                             ====================   =====================   ====================



                                                                        ROYCE SMALL-CAP
                                                                      INVESTMENT DIVISION
                                             --------------------------------------------------------------------
                                                     2013                    2012                    2011
                                             ---------------------   --------------------    --------------------
INVESTMENT INCOME:
      Dividends............................  $               6,679   $                586    $              3,804
                                             ---------------------   --------------------    --------------------
EXPENSES:
      Mortality and expense risk charges...                     --                     --                      --
                                             ---------------------   --------------------    --------------------
           Net investment income (loss)....                  6,679                    586                   3,804
                                             ---------------------   --------------------    --------------------
NET REALIZED AND CHANGES IN
   UNREALIZED GAINS (LOSSES) ON
   INVESTMENTS:
      Realized gain distributions..........                 34,717                 13,477                      --
      Realized gains (losses) on sale of
         investments.......................                 34,201                 22,187                  18,080
                                             ---------------------   --------------------    --------------------
           Net realized gains (losses).....                 68,918                 35,664                  18,080
                                             ---------------------   --------------------    --------------------
      Change in unrealized gains (losses)
         on investments....................                110,499                 34,489                (64,398)
                                             ---------------------   --------------------    --------------------
      Net realized and changes in
         unrealized gains (losses) on
         investments.......................                179,417                 70,153                (46,318)
                                             ---------------------   --------------------    --------------------
      Net increase (decrease) in net
         assets resulting from operations..  $             186,096   $             70,739    $           (42,514)
                                             =====================   ====================    ====================



                                                                   UIF EMERGING MARKETS DEBT
                                                                      INVESTMENT DIVISION
                                             --------------------------------------------------------------------
                                                     2013                    2012                    2011
                                             ---------------------   --------------------    --------------------
INVESTMENT INCOME:
      Dividends............................  $              51,315   $             16,821    $              7,775
                                             ---------------------   --------------------    --------------------
EXPENSES:
      Mortality and expense risk charges...                     --                     --                      --
                                             ---------------------   --------------------    --------------------
           Net investment income (loss)....                 51,315                 16,821                   7,775
                                             ---------------------   --------------------    --------------------
NET REALIZED AND CHANGES IN
   UNREALIZED GAINS (LOSSES) ON
   INVESTMENTS:
      Realized gain distributions..........                 15,729                     --                   2,422
      Realized gains (losses) on sale of
         investments.......................                (4,843)                  2,466                     392
                                             ---------------------   --------------------    --------------------
           Net realized gains (losses).....                 10,886                  2,466                   2,814
                                             ---------------------   --------------------    --------------------
      Change in unrealized gains (losses)
         on investments....................              (181,259)                 89,788                      79
                                             ---------------------   --------------------    --------------------
      Net realized and changes in
         unrealized gains (losses) on
         investments.......................              (170,373)                 92,254                   2,893
                                             ---------------------   --------------------    --------------------
      Net increase (decrease) in net
         assets resulting from operations..  $           (119,058)   $            109,075    $             10,668
                                             =====================   ====================    ====================

(a) Commenced May 3, 2010 and began transactions in 2012.
(b) Commenced April 28, 2008 and began transactions in 2013.
(c) Commenced May 3, 2010 and began transactions in 2013.
(d) Commenced May 3, 2010 and began transactions in 2011.
(e) For the period April 29, 2013 to December 31, 2013.
(f) For the period May 2, 2011 to December 31, 2011.
(g) For the period August 19, 2013 to December 31, 2013.
(h) For the period April 30, 2012 to December 31, 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONCLUDED)
            FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011



                                                                                    UIF EMERGING MARKETS EQUITY
                                                                                        INVESTMENT DIVISION
                                                               --------------------------------------------------------------------
                                                                       2013                    2012                    2011
                                                               --------------------    --------------------   ---------------------
INVESTMENT INCOME:
      Dividends..............................................  $             14,065    $                 --   $               1,515
                                                               --------------------    --------------------   ---------------------
EXPENSES:
      Mortality and expense risk charges.....................                    --                      --                      --
                                                               --------------------    --------------------   ---------------------
           Net investment income (loss)......................                14,065                      --                   1,515
                                                               --------------------    --------------------   ---------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............................                    --                      --                      --
      Realized gains (losses) on sale of investments.........                 6,766                    (26)                   4,478
                                                               --------------------    --------------------   ---------------------
           Net realized gains (losses).......................                 6,766                    (26)                   4,478
                                                               --------------------    --------------------   ---------------------
      Change in unrealized gains (losses) on investments.....              (38,224)                 139,206                (99,779)
                                                               --------------------    --------------------   ---------------------
      Net realized and changes in unrealized gains (losses)
         on investments......................................              (31,458)                 139,180                (95,301)
                                                               --------------------    --------------------   ---------------------
      Net increase (decrease) in net assets resulting
         from operations.....................................  $           (17,393)    $            139,180   $            (93,786)
                                                               ====================    ====================   =====================


                                                                                 WELLS FARGO VT TOTAL RETURN BOND
                                                                                        INVESTMENT DIVISION
                                                               --------------------------------------------------------------------
                                                                       2013                    2012                   2011
                                                               --------------------   ---------------------   ---------------------
INVESTMENT INCOME:
      Dividends..............................................  $              4,298   $               4,369   $              18,903
                                                               --------------------   ---------------------   ---------------------
EXPENSES:
      Mortality and expense risk charges.....................                    --                      --                      --
                                                               --------------------   ---------------------   ---------------------
           Net investment income (loss)......................                 4,298                   4,369                  18,903
                                                               --------------------   ---------------------   ---------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............................                 9,579                   6,160                  30,313
      Realized gains (losses) on sale of investments.........                 1,277                   1,595                  15,483
                                                               --------------------   ---------------------   ---------------------
           Net realized gains (losses).......................                10,856                   7,755                  45,796
                                                               --------------------   ---------------------   ---------------------
      Change in unrealized gains (losses) on investments.....              (21,523)                   5,968                 (7,169)
                                                               --------------------   ---------------------   ---------------------
      Net realized and changes in unrealized gains (losses)
         on investments......................................              (10,667)                  13,723                  38,627
                                                               --------------------   ---------------------   ---------------------
      Net increase (decrease) in net assets resulting
         from operations.....................................  $            (6,369)   $              18,092   $              57,530
                                                               ====================   =====================   =====================

(a) Commenced May 3, 2010 and began transactions in 2012.
(b) Commenced April 28, 2008 and began transactions in 2013.
(c) Commenced May 3, 2010 and began transactions in 2013.
(d) Commenced May 3, 2010 and began transactions in 2011.
(e) For the period April 29, 2013 to December 31, 2013.
(f) For the period May 2, 2011 to December 31, 2011.
(g) For the period August 19, 2013 to December 31, 2013.
(h) For the period April 30, 2012 to December 31, 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                     STATEMENTS OF CHANGES IN NET ASSETS
            FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011


                                                                       ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH
                                                                                  INVESTMENT DIVISION
                                                         ---------------------------------------------------------------------
                                                                 2013                    2012                    2011
                                                         --------------------    ---------------------   ---------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $                 13    $                  --   $              18,192
   Net realized gains (losses).........................               (1,496)              (1,307,724)                (40,514)
   Change in unrealized gains (losses) on investments..                14,581                1,419,031             (1,444,286)
                                                         --------------------    ---------------------   ---------------------
     Net increase (decrease) in net assets resulting
        from operations................................                13,098                  111,307             (1,466,608)
                                                         --------------------    ---------------------   ---------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........                 1,269                    4,561                   6,425
   Net transfers (including fixed account).............                 6,694              (4,345,166)               5,890,970
   Policy charges......................................               (2,064)                  (2,096)               (229,188)
   Transfers for policy benefits and terminations......              (14,687)                    (445)                (27,392)
                                                         --------------------    ---------------------   ---------------------
     Net increase (decrease) in net assets resulting
        from policy transactions.......................               (8,788)              (4,343,146)               5,640,815
                                                         --------------------    ---------------------   ---------------------
     Net increase (decrease) in net assets.............                 4,310              (4,231,839)               4,174,207
NET ASSETS:
   Beginning of year...................................                61,856                4,293,695                 119,488
                                                         --------------------    ---------------------   ---------------------
   End of year.........................................  $             66,166    $              61,856   $           4,293,695
                                                         ====================    =====================   =====================

                                                                          ALLIANCEBERNSTEIN INTERMEDIATE BOND
                                                                                  INVESTMENT DIVISION
                                                         --------------------------------------------------------------------
                                                                 2013                    2012                    2011
                                                         --------------------    --------------------    --------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $              1,888    $              2,404    $              2,097
   Net realized gains (losses).........................                 1,651                   1,787                     184
   Change in unrealized gains (losses) on investments..               (5,086)                   (188)                     563
                                                         --------------------    --------------------    --------------------
     Net increase (decrease) in net assets resulting
        from operations................................               (1,547)                   4,003                   2,844
                                                         --------------------    --------------------    --------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........                    --                   8,926                   2,678
   Net transfers (including fixed account).............              (42,312)                  44,909                      --
   Policy charges......................................               (1,794)                 (1,818)                 (1,493)
   Transfers for policy benefits and terminations......                  (32)                     (6)                     (8)
                                                         --------------------    --------------------    --------------------
     Net increase (decrease) in net assets resulting
        from policy transactions.......................              (44,138)                  52,011                   1,177
                                                         --------------------    --------------------    --------------------
     Net increase (decrease) in net assets.............              (45,685)                  56,014                   4,021
NET ASSETS:
   Beginning of year...................................               103,300                  47,286                  43,265
                                                         --------------------    --------------------    --------------------
   End of year.........................................  $             57,615    $            103,300    $             47,286
                                                         ====================    ====================    ====================

                                                                               AMERICAN CENTURY VP VISTA
                                                                                  INVESTMENT DIVISION
                                                         ---------------------------------------------------------------------
                                                                 2013                    2012                    2011
                                                         --------------------    ---------------------   ---------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $                 --    $                  --   $                  --
   Net realized gains (losses).........................                 1,084                      328                   5,995
   Change in unrealized gains (losses) on investments..                  (55)                      873                 (8,184)
                                                         --------------------    ---------------------   ---------------------
     Net increase (decrease) in net assets resulting
        from operations................................                 1,029                    1,201                 (2,189)
                                                         --------------------    ---------------------   ---------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........                    --                       --                  11,044
   Net transfers (including fixed account).............                   (8)                      870                (72,025)
   Policy charges......................................                 (554)                    (954)                 (2,331)
   Transfers for policy benefits and terminations......               (3,862)                  (5,666)                      --
                                                         --------------------    ---------------------   ---------------------
     Net increase (decrease) in net assets resulting
        from policy transactions.......................               (4,424)                  (5,750)                (63,312)
                                                         --------------------    ---------------------   ---------------------
     Net increase (decrease) in net assets.............               (3,395)                  (4,549)                (65,501)
NET ASSETS:
   Beginning of year...................................                 4,105                    8,654                  74,155
                                                         --------------------    ---------------------   ---------------------
   End of year.........................................  $                710    $               4,105   $               8,654
                                                         ====================    =====================   =====================

(a) Commenced May 3, 2010 and began transactions in 2012.
(b) Commenced April 28, 2008 and began transactions in 2013.
(c) Commenced May 3, 2010 and began transactions in 2013.
(d) Commenced May 3, 2010 and began transactions in 2011.
(e) For the period April 29, 2013 to December 31, 2013.
(f) For the period May 2, 2011 to December 31, 2011.
(g) For the period August 19, 2013 to December 31, 2013.
(h) For the period April 30, 2012 to December 31, 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011


                                                                                  AMERICAN FUNDS BOND
                                                                                  INVESTMENT DIVISION
                                                         --------------------------------------------------------------------
                                                                 2013                    2012                   2011
                                                         --------------------    --------------------   ---------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $             91,592    $            123,941   $             132,520
   Net realized gains (losses).........................                62,302                  27,506                  10,695
   Change in unrealized gains (losses) on investments..             (282,587)                 108,693                 121,054
                                                         --------------------    --------------------   ---------------------
     Net increase (decrease) in net assets resulting
        from operations................................             (128,693)                 260,140                 264,269
                                                         --------------------    --------------------   ---------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........               663,938                 681,465                 678,665
   Net transfers (including fixed account).............               291,663                 491,460                  53,187
   Policy charges......................................             (373,489)               (388,415)               (360,088)
   Transfers for policy benefits and terminations......             (284,454)               (359,799)               (265,605)
                                                         --------------------    --------------------   ---------------------
     Net increase (decrease) in net assets resulting
        from policy transactions.......................               297,658                 424,711                 106,159
                                                         --------------------    --------------------   ---------------------
     Net increase (decrease) in net assets.............               168,965                 684,851                 370,428
NET ASSETS:
   Beginning of year...................................             5,420,310               4,735,459               4,365,031
                                                         --------------------    --------------------   ---------------------
   End of year.........................................  $          5,589,275    $          5,420,310   $           4,735,459
                                                         ====================    ====================   =====================

                                                                      AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION
                                                                                  INVESTMENT DIVISION
                                                         --------------------------------------------------------------------
                                                                  2013                   2012                    2011
                                                         ---------------------   --------------------   ---------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $             481,756   $            681,533   $             727,300
   Net realized gains (losses).........................                556,105              (342,892)                (68,423)
   Change in unrealized gains (losses) on investments..             15,213,508              9,028,936            (13,188,181)
                                                         ---------------------   --------------------   ---------------------
     Net increase (decrease) in net assets resulting
        from operations................................             16,251,369              9,367,577            (12,529,304)
                                                         ---------------------   --------------------   ---------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........              6,319,815              6,754,997               7,605,640
   Net transfers (including fixed account).............            (1,380,353)            (1,743,129)             (1,805,503)
   Policy charges......................................            (3,857,829)            (3,801,507)             (4,142,061)
   Transfers for policy benefits and terminations......            (4,504,188)            (3,815,121)             (4,059,136)
                                                         ---------------------   --------------------   ---------------------
     Net increase (decrease) in net assets resulting
        from policy transactions.......................            (3,422,555)            (2,604,760)             (2,401,060)
                                                         ---------------------   --------------------   ---------------------
     Net increase (decrease) in net assets.............             12,828,814              6,762,817            (14,930,364)
NET ASSETS:
   Beginning of year...................................             59,237,806             52,474,989              67,405,353
                                                         ---------------------   --------------------   ---------------------
   End of year.........................................  $          72,066,620   $         59,237,806   $          52,474,989
                                                         =====================   ====================   =====================

                                                                                 AMERICAN FUNDS GROWTH
                                                                                  INVESTMENT DIVISION
                                                         -------------------------------------------------------------------
                                                                 2013                    2012                   2011
                                                         --------------------    --------------------   --------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $          1,225,604    $            879,818   $            630,009
   Net realized gains (losses).........................             2,872,251               1,170,827                658,869
   Change in unrealized gains (losses) on investments..            34,086,809              18,556,699            (6,628,058)
                                                         --------------------    --------------------   --------------------
     Net increase (decrease) in net assets resulting
        from operations................................            38,184,664              20,607,344            (5,339,180)
                                                         --------------------    --------------------   --------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........            12,807,035              13,860,300             15,130,932
   Net transfers (including fixed account).............           (2,855,702)             (3,812,042)            (1,178,160)
   Policy charges......................................           (8,755,241)             (8,845,036)            (9,007,053)
   Transfers for policy benefits and terminations......           (9,748,734)             (9,088,854)            (8,844,884)
                                                         --------------------    --------------------   --------------------
     Net increase (decrease) in net assets resulting
        from policy transactions.......................           (8,552,642)             (7,885,632)            (3,899,165)
                                                         --------------------    --------------------   --------------------
     Net increase (decrease) in net assets.............            29,632,022              12,721,712            (9,238,345)
NET ASSETS:
   Beginning of year...................................           130,921,222             118,199,510            127,437,855
                                                         --------------------    --------------------   --------------------
   End of year.........................................  $        160,553,244    $        130,921,222   $        118,199,510
                                                         ====================    ====================   ====================

(a) Commenced May 3, 2010 and began transactions in 2012.
(b) Commenced April 28, 2008 and began transactions in 2013.
(c) Commenced May 3, 2010 and began transactions in 2013.
(d) Commenced May 3, 2010 and began transactions in 2011.
(e) For the period April 29, 2013 to December 31, 2013.
(f) For the period May 2, 2011 to December 31, 2011.
(g) For the period August 19, 2013 to December 31, 2013.
(h) For the period April 30, 2012 to December 31, 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011


                                                                             AMERICAN FUNDS GROWTH-INCOME
                                                                                  INVESTMENT DIVISION
                                                         -------------------------------------------------------------------
                                                                 2013                    2012                   2011
                                                         --------------------    --------------------   --------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $          1,145,692    $          1,175,138   $          1,070,960
   Net realized gains (losses).........................             1,441,252                 300,932               (58,726)
   Change in unrealized gains (losses) on investments..            23,374,516              10,629,027            (2,428,568)
                                                         --------------------    --------------------   --------------------
     Net increase (decrease) in net assets resulting
        from operations................................            25,961,460              12,105,097            (1,416,334)
                                                         --------------------    --------------------   --------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........             8,145,719               8,728,377              9,556,841
   Net transfers (including fixed account).............             (404,802)             (1,135,580)              (457,407)
   Policy charges......................................           (5,713,396)             (5,615,768)            (5,547,870)
   Transfers for policy benefits and terminations......           (6,390,541)             (5,724,226)            (4,739,607)
                                                         --------------------    --------------------   --------------------
     Net increase (decrease) in net assets resulting
        from policy transactions.......................           (4,363,020)             (3,747,197)            (1,188,043)
                                                         --------------------    --------------------   --------------------
     Net increase (decrease) in net assets.............            21,598,440               8,357,900            (2,604,377)
NET ASSETS:
   Beginning of year...................................            79,614,717              71,256,817             73,861,194
                                                         --------------------    --------------------   --------------------
   End of year.........................................  $        101,213,157    $         79,614,717   $         71,256,817
                                                         ====================    ====================   ====================

                                                               AMERICAN FUNDS HIGH-INCOME BOND
                                                                     INVESTMENT DIVISION
                                                         -------------------------------------------
                                                                 2013                 2012 (a)
                                                         --------------------   --------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $              1,146   $              3,203
   Net realized gains (losses).........................                  (51)                      6
   Change in unrealized gains (losses) on investments..                   426                  (677)
                                                         --------------------   --------------------
     Net increase (decrease) in net assets resulting
        from operations................................                 1,521                  2,532
                                                         --------------------   --------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........                    --                     --
   Net transfers (including fixed account).............              (30,932)                 54,888
   Policy charges......................................                 (212)                  (181)
   Transfers for policy benefits and terminations......              (10,061)                    (8)
                                                         --------------------   --------------------
     Net increase (decrease) in net assets resulting
        from policy transactions.......................              (41,205)                 54,699
                                                         --------------------   --------------------
     Net increase (decrease) in net assets.............              (39,684)                 57,231
NET ASSETS:
   Beginning of year...................................                57,231                     --
                                                         --------------------   --------------------
   End of year.........................................  $             17,547   $             57,231
                                                         ====================   ====================

                                                                             AMERICAN FUNDS INTERNATIONAL
                                                                                  INVESTMENT DIVISION
                                                         -------------------------------------------------------------------
                                                                 2013                    2012                   2011
                                                         --------------------    --------------------   --------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $              7,749    $              7,535   $             10,736
   Net realized gains (losses).........................                27,615                 (1,402)                  (605)
   Change in unrealized gains (losses) on investments..                63,361                  82,398              (108,507)
                                                         --------------------    --------------------   --------------------
     Net increase (decrease) in net assets resulting
        from operations................................                98,725                  88,531               (98,376)
                                                         --------------------    --------------------   --------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........                 4,396                  46,649                  4,120
   Net transfers (including fixed account).............                63,675                (25,495)               (89,752)
   Policy charges......................................               (9,192)                (12,774)               (18,135)
   Transfers for policy benefits and terminations......              (24,265)                (69,569)               (82,771)
                                                         --------------------    --------------------   --------------------
     Net increase (decrease) in net assets resulting
        from policy transactions.......................                34,614                (61,189)              (186,538)
                                                         --------------------    --------------------   --------------------
     Net increase (decrease) in net assets.............               133,339                  27,342              (284,914)
NET ASSETS:
   Beginning of year...................................               552,053                 524,711                809,625
                                                         --------------------    --------------------   --------------------
   End of year.........................................  $            685,392    $            552,053   $            524,711
                                                         ====================    ====================   ====================

(a) Commenced May 3, 2010 and began transactions in 2012.
(b) Commenced April 28, 2008 and began transactions in 2013.
(c) Commenced May 3, 2010 and began transactions in 2013.
(d) Commenced May 3, 2010 and began transactions in 2011.
(e) For the period April 29, 2013 to December 31, 2013.
(f) For the period May 2, 2011 to December 31, 2011.
(g) For the period August 19, 2013 to December 31, 2013.
(h) For the period April 30, 2012 to December 31, 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011


                                                                  AMERICAN FUNDS U.S. GOVERNMENT/AAA-RATED SECURITIES
                                                                                  INVESTMENT DIVISION
                                                         --------------------------------------------------------------------
                                                                 2013                    2012                    2011
                                                         --------------------    --------------------    --------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $                317    $                440    $                773
   Net realized gains (losses).........................                 1,230                   1,510                   1,620
   Change in unrealized gains (losses) on investments..               (2,996)                 (1,126)                     885
                                                         --------------------    --------------------    --------------------
     Net increase (decrease) in net assets resulting
        from operations................................               (1,449)                     824                   3,278
                                                         --------------------    --------------------    --------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........                 4,239                   6,275                  18,071
   Net transfers (including fixed account).............                   289                      --                 (2,592)
   Policy charges......................................               (1,787)                 (1,867)                 (9,064)
   Transfers for policy benefits and terminations......                    --                 (5,579)                 (1,984)
                                                         --------------------    --------------------    --------------------
     Net increase (decrease) in net assets resulting
        from policy transactions.......................                 2,741                 (1,171)                   4,431
                                                         --------------------    --------------------    --------------------
     Net increase (decrease) in net assets.............                 1,292                   (347)                   7,709
NET ASSETS:
   Beginning of year...................................                45,192                  45,539                  37,830
                                                         --------------------    --------------------    --------------------
   End of year.........................................  $             46,484    $             45,192    $             45,539
                                                         ====================    ====================    ====================

                                                                             DREYFUS VIF INTERNATIONAL VALUE
                                                                                   INVESTMENT DIVISION
                                                         ---------------------------------------------------------------------
                                                                  2013                    2012                    2011
                                                         ---------------------   ---------------------   ---------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $               4,021   $               4,882   $               4,085
   Net realized gains (losses).........................                  (906)                 (1,011)                   (960)
   Change in unrealized gains (losses) on investments..                 42,909                  18,857                (45,726)
                                                         ---------------------   ---------------------   ---------------------
     Net increase (decrease) in net assets resulting
        from operations................................                 46,024                  22,728                (42,601)
                                                         ---------------------   ---------------------   ---------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........                     --                     895                   1,458
   Net transfers (including fixed account).............                (2,380)                       6                 (1,532)
   Policy charges......................................                (2,445)                 (2,557)                 (3,962)
   Transfers for policy benefits and terminations......                   (15)                      --                   (766)
                                                         ---------------------   ---------------------   ---------------------
     Net increase (decrease) in net assets resulting
        from policy transactions.......................                (4,840)                 (1,656)                 (4,802)
                                                         ---------------------   ---------------------   ---------------------
     Net increase (decrease) in net assets.............                 41,184                  21,072                (47,403)
NET ASSETS:
   Beginning of year...................................                205,133                 184,061                 231,464
                                                         ---------------------   ---------------------   ---------------------
   End of year.........................................  $             246,317   $             205,133   $             184,061
                                                         =====================   =====================   =====================

                                                                          FIDELITY VIP ASSET MANAGER: GROWTH
                                                                                  INVESTMENT DIVISION
                                                         --------------------------------------------------------------------
                                                                 2013                    2012                    2011
                                                         --------------------    --------------------    --------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $             16,073    $             24,972    $             23,605
   Net realized gains (losses).........................               115,489                  35,697                  74,260
   Change in unrealized gains (losses) on investments..               260,059                 172,026               (205,700)
                                                         --------------------    --------------------    --------------------
     Net increase (decrease) in net assets resulting
        from operations................................               391,621                 232,695               (107,835)
                                                         --------------------    --------------------    --------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........               116,700                 122,067                 182,388
   Net transfers (including fixed account).............             (143,822)                 249,730                (79,369)
   Policy charges......................................              (76,211)                (68,776)                (78,031)
   Transfers for policy benefits and terminations......             (324,598)                      --               (392,245)
                                                         --------------------    --------------------    --------------------
     Net increase (decrease) in net assets resulting
        from policy transactions.......................             (427,931)                 303,021               (367,257)
                                                         --------------------    --------------------    --------------------
     Net increase (decrease) in net assets.............              (36,310)                 535,716               (475,092)
NET ASSETS:
   Beginning of year...................................             1,966,232               1,430,516               1,905,608
                                                         --------------------    --------------------    --------------------
   End of year.........................................  $          1,929,922    $          1,966,232    $          1,430,516
                                                         ====================    ====================    ====================

(a) Commenced May 3, 2010 and began transactions in 2012.
(b) Commenced April 28, 2008 and began transactions in 2013.
(c) Commenced May 3, 2010 and began transactions in 2013.
(d) Commenced May 3, 2010 and began transactions in 2011.
(e) For the period April 29, 2013 to December 31, 2013.
(f) For the period May 2, 2011 to December 31, 2011.
(g) For the period August 19, 2013 to December 31, 2013.
(h) For the period April 30, 2012 to December 31, 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011


                                                                                 FIDELITY VIP CONTRAFUND
                                                                                   INVESTMENT DIVISION
                                                         ----------------------------------------------------------------------
                                                                 2013                     2012                    2011
                                                         ---------------------   ---------------------   ----------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $              23,521   $              28,837   $               20,916
   Net realized gains (losses).........................                147,133                  38,806                   12,745
   Change in unrealized gains (losses) on investments..                505,651                 288,092                 (98,141)
                                                         ---------------------   ---------------------   ----------------------
      Net increase (decrease) in net assets resulting
        from operations................................                676,305                 355,735                 (64,480)
                                                         ---------------------   ---------------------   ----------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........                 94,804                 127,751                  206,289
   Net transfers (including fixed account).............              (270,104)                (78,043)                (243,464)
   Policy charges......................................               (97,806)                (99,800)                (104,834)
   Transfers for policy benefits and terminations......               (95,919)               (114,270)                (319,235)
                                                         ---------------------   ---------------------   ----------------------
      Net increase (decrease) in net assets resulting
        from policy transactions.......................              (369,025)               (164,362)                (461,244)
                                                         ---------------------   ---------------------   ----------------------
      Net increase (decrease) in net assets............                307,280                 191,373                (525,724)
NET ASSETS:
   Beginning of year...................................              2,343,022               2,151,649                2,677,373
                                                         ---------------------   ---------------------   ----------------------
   End of year.........................................  $           2,650,302   $           2,343,022   $            2,151,649
                                                         =====================   =====================   ======================

                                                                              FIDELITY VIP EQUITY-INCOME
                                                                                  INVESTMENT DIVISION
                                                         ---------------------------------------------------------------------
                                                                 2013                    2012                     2011
                                                         ---------------------   ---------------------   ---------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $                 752   $               1,836   $                 637
   Net realized gains (losses).........................                  4,118                   3,239                   2,625
   Change in unrealized gains (losses) on investments..                  3,227                 (1,146)                 (8,921)
                                                         ---------------------   ---------------------   ---------------------
      Net increase (decrease) in net assets resulting
        from operations................................                  8,097                   3,929                 (5,659)
                                                         ---------------------   ---------------------   ---------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........                  7,468                   1,366                  26,285
   Net transfers (including fixed account).............               (43,901)                  39,024                (55,376)
   Policy charges......................................                  (491)                   (617)                 (4,868)
   Transfers for policy benefits and terminations......                     --                      --               (144,483)
                                                         ---------------------   ---------------------   ---------------------
      Net increase (decrease) in net assets resulting
        from policy transactions.......................               (36,924)                  39,773               (178,442)
                                                         ---------------------   ---------------------   ---------------------
      Net increase (decrease) in net assets............               (28,827)                  43,702               (184,101)
NET ASSETS:
   Beginning of year...................................                 62,291                  18,589                 202,690
                                                         ---------------------   ---------------------   ---------------------
   End of year.........................................  $              33,464   $              62,291   $              18,589
                                                         =====================   =====================   =====================

                                                                                FIDELITY VIP FREEDOM 2010
                                                                                   INVESTMENT DIVISION
                                                         ----------------------------------------------------------------------
                                                                 2013                     2012                    2011
                                                         ---------------------   ---------------------    ---------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $                 563   $                 564    $                 576
   Net realized gains (losses).........................                    665                     633                    1,481
   Change in unrealized gains (losses) on investments..                  3,994                   2,707                  (2,344)
                                                         ---------------------   ---------------------    ---------------------
      Net increase (decrease) in net assets resulting
        from operations................................                  5,222                   3,904                    (287)
                                                         ---------------------   ---------------------    ---------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........                  2,634                   2,629                    2,823
   Net transfers (including fixed account).............                     --                     210                      884
   Policy charges......................................                     --                      --                       --
   Transfers for policy benefits and terminations......                (1,252)                 (1,249)                  (1,136)
                                                         ---------------------   ---------------------    ---------------------
      Net increase (decrease) in net assets resulting
        from policy transactions.......................                  1,382                   1,590                    2,571
                                                         ---------------------   ---------------------    ---------------------
      Net increase (decrease) in net assets............                  6,604                   5,494                    2,284
NET ASSETS:
   Beginning of year...................................                 39,638                  34,144                   31,860
                                                         ---------------------   ---------------------    ---------------------
   End of year.........................................  $              46,242   $              39,638    $              34,144
                                                         =====================   =====================    =====================

(a) Commenced May 3, 2010 and began transactions in 2012.
(b) Commenced April 28, 2008 and began transactions in 2013.
(c) Commenced May 3, 2010 and began transactions in 2013.
(d) Commenced May 3, 2010 and began transactions in 2011.
(e) For the period April 29, 2013 to December 31, 2013.
(f) For the period May 2, 2011 to December 31, 2011.
(g) For the period August 19, 2013 to December 31, 2013.
(h) For the period April 30, 2012 to December 31, 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011



                                                                           FIDELITY VIP FREEDOM 2020
                                                                              INVESTMENT DIVISION
                                                         -------------------------------------------------------------
                                                                2013                 2012                  2011
                                                         -------------------  -------------------  -------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $            16,012  $            14,905  $            15,048
   Net realized gains (losses).........................               21,982               14,637               12,805
   Change in unrealized gains (losses) on investments..               93,753               62,352             (33,543)
                                                         -------------------  -------------------  -------------------
      Net increase (decrease) in net assets resulting
        from operations................................              131,747               91,894              (5,690)
                                                         -------------------  -------------------  -------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........               13,583               13,429               12,681
   Net transfers (including fixed account).............               94,207             (20,603)               33,211
   Policy charges......................................             (11,540)             (10,886)             (10,197)
   Transfers for policy benefits and terminations......             (15,006)              (8,824)             (68,993)
                                                         -------------------  -------------------  -------------------
      Net increase (decrease) in net assets resulting
        from policy transactions.......................               81,244             (26,884)             (33,298)
                                                         -------------------  -------------------  -------------------
      Net increase (decrease) in net assets............              212,991               65,010             (38,988)
NET ASSETS:
   Beginning of year...................................              764,724              699,714              738,702
                                                         -------------------  -------------------  -------------------
   End of year.........................................  $           977,715  $           764,724  $           699,714
                                                         ===================  ===================  ===================

                                                             FIDELITY VIP
                                                             FREEDOM 2025
                                                          INVESTMENT DIVISION
                                                         --------------------
                                                               2013 (b)
                                                         --------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $               694
   Net realized gains (losses).........................                  413
   Change in unrealized gains (losses) on investments..                3,626
                                                         --------------------
      Net increase (decrease) in net assets resulting
        from operations................................                4,733
                                                         --------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........                   --
   Net transfers (including fixed account).............               38,425
   Policy charges......................................              (2,977)
   Transfers for policy benefits and terminations......                   --
                                                         --------------------
      Net increase (decrease) in net assets resulting
        from policy transactions.......................               35,448
                                                         --------------------
      Net increase (decrease) in net assets............               40,181
NET ASSETS:
   Beginning of year...................................                   --
                                                         --------------------
   End of year.........................................  $            40,181
                                                         ====================


                                                                           FIDELITY VIP FREEDOM 2030
                                                                              INVESTMENT DIVISION
                                                         -------------------------------------------------------------
                                                                2013                  2012                2011
                                                         -------------------  -------------------  -------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $               763  $               665  $             1,018
   Net realized gains (losses).........................                3,547                3,280               11,923
   Change in unrealized gains (losses) on investments..                5,619                3,591             (12,843)
                                                         -------------------  -------------------  -------------------
      Net increase (decrease) in net assets resulting
        from operations................................                9,929                7,536                   98
                                                         -------------------  -------------------  -------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........                8,643                1,320                2,634
   Net transfers (including fixed account).............                  618             (21,760)             (51,129)
   Policy charges......................................                   --                   --                (455)
   Transfers for policy benefits and terminations......                   --              (1,232)              (2,369)
                                                         -------------------  -------------------  -------------------
      Net increase (decrease) in net assets resulting
        from policy transactions.......................                9,261             (21,672)             (51,319)
                                                         -------------------  -------------------  -------------------
      Net increase (decrease) in net assets............               19,190             (14,136)             (51,221)
NET ASSETS:
   Beginning of year...................................               42,834               56,970              108,191
                                                         -------------------  -------------------  -------------------
   End of year.........................................  $            62,024  $            42,834  $            56,970
                                                         ===================  ===================  ===================

                                                            FIDELITY VIP
                                                            FREEDOM 2040
                                                         INVESTMENT DIVISION
                                                         -------------------
                                                              2013 (c)
                                                         -------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $               153
   Net realized gains (losses).........................                   80
   Change in unrealized gains (losses) on investments..                  545
                                                         -------------------
      Net increase (decrease) in net assets resulting
        from operations................................                  778
                                                         -------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........                4,187
   Net transfers (including fixed account).............                6,866
   Policy charges......................................                   --
   Transfers for policy benefits and terminations......                   --
                                                         -------------------
      Net increase (decrease) in net assets resulting
        from policy transactions.......................               11,053
                                                         -------------------
      Net increase (decrease) in net assets............               11,831
NET ASSETS:
   Beginning of year...................................                   --
                                                         -------------------
   End of year.........................................  $            11,831
                                                         ===================


                                                                           FIDELITY VIP FREEDOM 2050
                                                                              INVESTMENT DIVISION
                                                         ------------------------------------------------------------
                                                                 2013                 2012              2011 (d)
                                                         -------------------  -------------------  ------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $               195  $               283  $              228
   Net realized gains (losses).........................                  323                2,160             (3,654)
   Change in unrealized gains (losses) on investments..                4,037                  199               1,450
                                                         -------------------  -------------------  ------------------
      Net increase (decrease) in net assets resulting
        from operations................................                4,555                2,642             (1,976)
                                                         -------------------  -------------------  ------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........                   13                   --                  --
   Net transfers (including fixed account).............                   --                   --              17,414
   Policy charges......................................                   --                   --                  --
   Transfers for policy benefits and terminations......                (353)                (281)                  --
                                                         -------------------  -------------------  ------------------
      Net increase (decrease) in net assets resulting
        from policy transactions.......................                (340)                (281)              17,414
                                                         -------------------  -------------------  ------------------
      Net increase (decrease) in net assets............                4,215                2,361              15,438
NET ASSETS:
   Beginning of year...................................               17,799               15,438                  --
                                                         -------------------  -------------------  ------------------
   End of year.........................................  $            22,014  $            17,799  $           15,438
                                                         ===================  ===================  ==================

(a) Commenced May 3, 2010 and began transactions in 2012.
(b) Commenced April 28, 2008 and began transactions in 2013.
(c) Commenced May 3, 2010 and began transactions in 2013.
(d) Commenced May 3, 2010 and began transactions in 2011.
(e) For the period April 29, 2013 to December 31, 2013.
(f) For the period May 2, 2011 to December 31, 2011.
(g) For the period August 19, 2013 to December 31, 2013.
(h) For the period April 30, 2012 to December 31, 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011


                                                                                FIDELITY VIP HIGH INCOME
                                                                                   INVESTMENT DIVISION
                                                         ----------------------------------------------------------------------
                                                                  2013                    2012                    2011
                                                         ---------------------    ---------------------   ---------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $               9,677    $               9,229   $               2,953
   Net realized gains (losses).........................                     73                       67                      13
   Change in unrealized gains (losses) on investments..                  (126)                  (1,277)                 (1,768)
                                                         ---------------------    ---------------------   ---------------------
      Net increase (decrease) in net assets resulting
        from operations................................                  9,624                    8,019                   1,198
                                                         ---------------------    ---------------------   ---------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........                     --                    1,301                   3,335
   Net transfers (including fixed account).............                     70                  115,054                  34,562
   Policy charges......................................                (4,648)                  (2,451)                   (357)
   Transfers for policy benefits and terminations......                (2,200)                       --                    (80)
                                                         ---------------------    ---------------------   ---------------------
      Net increase (decrease) in net assets resulting
        from policy transactions.......................                (6,778)                  113,904                  37,460
                                                         ---------------------    ---------------------   ---------------------
      Net increase (decrease) in net assets............                  2,846                  121,923                  38,658
NET ASSETS:
   Beginning of year...................................                165,146                   43,223                   4,565
                                                         ---------------------    ---------------------   ---------------------
   End of year.........................................  $             167,992    $             165,146   $              43,223
                                                         =====================    =====================   =====================

                                                                           FIDELITY VIP INVESTMENT GRADE BOND
                                                                                   INVESTMENT DIVISION
                                                         ---------------------------------------------------------------------
                                                                 2013                     2012                    2011
                                                         ---------------------   ---------------------   ---------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $              39,909   $              37,562   $              54,637
   Net realized gains (losses).........................                (7,423)                  81,674                  21,189
   Change in unrealized gains (losses) on investments..               (76,349)                 (8,975)                   1,742
                                                         ---------------------   ---------------------   ---------------------
      Net increase (decrease) in net assets resulting
        from operations................................               (43,863)                 110,261                  77,568
                                                         ---------------------   ---------------------   ---------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........                  2,145                     829                   1,122
   Net transfers (including fixed account).............              (522,146)                 464,291               1,150,764
   Policy charges......................................               (21,723)                (27,932)                (16,946)
   Transfers for policy benefits and terminations......                     --                 (9,509)                      --
                                                         ---------------------   ---------------------   ---------------------
      Net increase (decrease) in net assets resulting
        from policy transactions.......................              (541,724)                 427,679               1,134,940
                                                         ---------------------   ---------------------   ---------------------
      Net increase (decrease) in net assets............              (585,587)                 537,940               1,212,508
NET ASSETS:
   Beginning of year...................................              2,285,792               1,747,852                 535,344
                                                         ---------------------   ---------------------   ---------------------
   End of year.........................................  $           1,700,205   $           2,285,792   $           1,747,852
                                                         =====================   =====================   =====================

                                                                                 FIDELITY VIP MID CAP
                                                                                  INVESTMENT DIVISION
                                                         ---------------------------------------------------------------------
                                                                 2013                    2012                     2011
                                                         ---------------------   ---------------------   ---------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $                 613   $               2,865   $                 150
   Net realized gains (losses).........................                208,214                  67,641                  12,027
   Change in unrealized gains (losses) on investments..                  1,232                  20,392                (60,535)
                                                         ---------------------   ---------------------   ---------------------
      Net increase (decrease) in net assets resulting
        from operations................................                210,059                  90,898                (48,358)
                                                         ---------------------   ---------------------   ---------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........                     --                  78,618                   5,952
   Net transfers (including fixed account).............              (635,978)                  25,075                 253,173
   Policy charges......................................               (15,043)                (15,222)                (11,223)
   Transfers for policy benefits and terminations......               (58,870)                (44,408)                (47,617)
                                                         ---------------------   ---------------------   ---------------------
      Net increase (decrease) in net assets resulting
        from policy transactions.......................              (709,891)                  44,063                 200,285
                                                         ---------------------   ---------------------   ---------------------
      Net increase (decrease) in net assets............              (499,832)                 134,961                 151,927
NET ASSETS:
   Beginning of year...................................                748,919                 613,958                 462,031
                                                         ---------------------   ---------------------   ---------------------
   End of year.........................................  $             249,087   $             748,919   $             613,958
                                                         =====================   =====================   =====================

(a) Commenced May 3, 2010 and began transactions in 2012.
(b) Commenced April 28, 2008 and began transactions in 2013.
(c) Commenced May 3, 2010 and began transactions in 2013.
(d) Commenced May 3, 2010 and began transactions in 2011.
(e) For the period April 29, 2013 to December 31, 2013.
(f) For the period May 2, 2011 to December 31, 2011.
(g) For the period August 19, 2013 to December 31, 2013.
(h) For the period April 30, 2012 to December 31, 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011


                                                            FTVIPT FRANKLIN
                                                           INCOME SECURITIES
                                                          INVESTMENT DIVISION
                                                         --------------------
                                                               2013 (e)
                                                         --------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $                --
   Net realized gains (losses).........................                    3
   Change in unrealized gains (losses) on investments..                    8
                                                         --------------------
     Net increase (decrease) in net assets resulting
        from operations................................                   11
                                                         --------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........                   23
   Net transfers (including fixed account).............                  595
   Policy charges......................................                 (10)
   Transfers for policy benefits and terminations......                  (1)
                                                         --------------------
     Net increase (decrease) in net assets resulting
        from policy transactions.......................                  607
                                                         --------------------
     Net increase (decrease) in net assets.............                  618
NET ASSETS:
   Beginning of year...................................                   --
                                                         --------------------
   End of year.........................................  $               618
                                                         ====================


                                                                   FTVIPT MUTUAL GLOBAL DISCOVERY SECURITIES
                                                                              INVESTMENT DIVISION
                                                         ------------------------------------------------------------
                                                                 2013                2012                 2011
                                                         -------------------  -------------------  ------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $            19,686  $            21,682  $           22,691
   Net realized gains (losses).........................              141,155               49,608               1,929
   Change in unrealized gains (losses) on investments..               47,244               33,439            (59,670)
                                                         -------------------  -------------------  ------------------
     Net increase (decrease) in net assets resulting
        from operations................................              208,085              104,729            (35,050)
                                                         -------------------  -------------------  ------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........               10,185               83,607              53,641
   Net transfers (including fixed account).............            (460,707)             (97,388)             113,146
   Policy charges......................................             (21,702)             (22,528)            (24,225)
   Transfers for policy benefits and terminations......             (44,103)             (49,079)           (291,009)
                                                         -------------------  -------------------  ------------------
     Net increase (decrease) in net assets resulting
        from policy transactions.......................            (516,327)             (85,388)           (148,447)
                                                         -------------------  -------------------  ------------------
     Net increase (decrease) in net assets.............            (308,242)               19,341           (183,497)
NET ASSETS:
   Beginning of year...................................              803,176              783,835             967,332
                                                         -------------------  -------------------  ------------------
   End of year.........................................  $           494,934  $           803,176  $          783,835
                                                         ===================  ===================  ==================

                                                             FTVIPT MUTUAL
                                                           SHARES SECURITIES
                                                          INVESTMENT DIVISION
                                                         --------------------
                                                               2013 (e)
                                                         --------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $               445
   Net realized gains (losses).........................                  105
   Change in unrealized gains (losses) on investments..                2,000
                                                         --------------------
     Net increase (decrease) in net assets resulting
        from operations................................                2,550
                                                         --------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........                  776
   Net transfers (including fixed account).............               21,718
   Policy charges......................................                (833)
   Transfers for policy benefits and terminations......                  (3)
                                                         --------------------
     Net increase (decrease) in net assets resulting
        from policy transactions.......................               21,658
                                                         --------------------
     Net increase (decrease) in net assets.............               24,208
NET ASSETS:
   Beginning of year...................................                   --
                                                         --------------------
   End of year.........................................  $            24,208
                                                         ====================


                                                                     FTVIPT TEMPLETON FOREIGN SECURITIES
                                                                             INVESTMENT DIVISION
                                                         -----------------------------------------------------------
                                                                2013                2012                2011
                                                         ------------------  ------------------  -------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $           98,174  $          115,174  $            89,150
   Net realized gains (losses).........................              73,110            (16,852)              253,750
   Change in unrealized gains (losses) on investments..             689,874             501,451            (552,735)
                                                         ------------------  ------------------  -------------------
     Net increase (decrease) in net assets resulting
        from operations................................             861,158             599,773            (209,835)
                                                         ------------------  ------------------  -------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........             285,991             303,212              379,032
   Net transfers (including fixed account).............              70,380             178,098          (5,636,582)
   Policy charges......................................           (155,044)           (140,398)            (243,478)
   Transfers for policy benefits and terminations......           (619,261)                  --            (512,046)
                                                         ------------------  ------------------  -------------------
     Net increase (decrease) in net assets resulting
        from policy transactions.......................           (417,934)             340,912          (6,013,074)
                                                         ------------------  ------------------  -------------------
     Net increase (decrease) in net assets.............             443,224             940,685          (6,222,909)
NET ASSETS:
   Beginning of year...................................           3,962,470           3,021,785            9,244,694
                                                         ------------------  ------------------  -------------------
   End of year.........................................  $        4,405,694  $        3,962,470  $         3,021,785
                                                         ==================  ==================  ===================


                                                                   FTVIPT TEMPLETON GLOBAL BOND SECURITIES
                                                                             INVESTMENT DIVISION
                                                         ------------------------------------------------------------
                                                                2013                2012                  2011
                                                         ------------------  -------------------  -------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $           20,975  $            24,244  $            10,824
   Net realized gains (losses).........................               6,447                  352             (11,299)
   Change in unrealized gains (losses) on investments..             (6,052)               26,566             (11,949)
                                                         ------------------  -------------------  -------------------
     Net increase (decrease) in net assets resulting
        from operations................................              21,370               51,162             (12,424)
                                                         ------------------  -------------------  -------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........              16,330               41,308               38,191
   Net transfers (including fixed account).............             881,830               73,730              482,861
   Policy charges......................................            (20,444)             (10,633)              (7,628)
   Transfers for policy benefits and terminations......            (23,473)              (2,811)            (215,383)
                                                         ------------------  -------------------  -------------------
     Net increase (decrease) in net assets resulting
        from policy transactions.......................             854,243              101,594              298,041
                                                         ------------------  -------------------  -------------------
     Net increase (decrease) in net assets.............             875,613              152,756              285,617
NET ASSETS:
   Beginning of year...................................             442,101              289,345                3,728
                                                         ------------------  -------------------  -------------------
   End of year.........................................  $        1,317,714  $           442,101  $           289,345
                                                         ==================  ===================  ===================

(a) Commenced May 3, 2010 and began transactions in 2012.
(b) Commenced April 28, 2008 and began transactions in 2013.
(c) Commenced May 3, 2010 and began transactions in 2013.
(d) Commenced May 3, 2010 and began transactions in 2011.
(e) For the period April 29, 2013 to December 31, 2013.
(f) For the period May 2, 2011 to December 31, 2011.
(g) For the period August 19, 2013 to December 31, 2013.
(h) For the period April 30, 2012 to December 31, 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011


                                                                              GOLDMAN SACHS MID-CAP VALUE
                                                                                  INVESTMENT DIVISION
                                                         --------------------------------------------------------------------
                                                                 2013                    2012                    2011
                                                         --------------------    --------------------   ---------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $              2,312    $              2,932   $               2,221
   Net realized gains (losses).........................                32,251                   (683)                (27,627)
   Change in unrealized gains (losses) on investments..                43,303                  45,178                   1,030
                                                         --------------------    --------------------   ---------------------
     Net increase (decrease) in net assets resulting
        from operations................................                77,866                  47,427                (24,376)
                                                         --------------------    --------------------   ---------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........                    --                      --                      --
   Net transfers (including fixed account).............              (24,951)                      --                      --
   Policy charges......................................               (9,102)                 (8,787)                 (9,130)
   Transfers for policy benefits and terminations......               (6,108)                (48,734)                (65,335)
                                                         --------------------    --------------------   ---------------------
     Net increase (decrease) in net assets resulting
        from policy transactions.......................              (40,161)                (57,521)                (74,465)
                                                         --------------------    --------------------   ---------------------
     Net increase (decrease) in net assets.............                37,705                (10,094)                (98,841)
NET ASSETS:
   Beginning of year...................................               258,154                 268,248                 367,089
                                                         --------------------    --------------------   ---------------------
   End of year.........................................  $            295,859    $            258,154   $             268,248
                                                         ====================    ====================   =====================

                                                                       GOLDMAN SACHS STRUCTURED SMALL CAP EQUITY
                                                                                  INVESTMENT DIVISION
                                                         --------------------------------------------------------------------
                                                                 2013                    2012                    2011
                                                         --------------------    --------------------   ---------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $                373    $                308   $                 424
   Net realized gains (losses).........................                 5,748                   5,427                     175
   Change in unrealized gains (losses) on investments..                 3,869                   (629)                   (255)
                                                         --------------------    --------------------   ---------------------
     Net increase (decrease) in net assets resulting
        from operations................................                 9,990                   5,106                     344
                                                         --------------------    --------------------   ---------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........                 1,542                   4,965                     468
   Net transfers (including fixed account).............                 6,458                (32,037)                      --
   Policy charges......................................               (2,827)                 (1,976)                 (1,804)
   Transfers for policy benefits and terminations......                    --                      --                     (1)
                                                         --------------------    --------------------   ---------------------
     Net increase (decrease) in net assets resulting
        from policy transactions.......................                 5,173                (29,048)                 (1,337)
                                                         --------------------    --------------------   ---------------------
     Net increase (decrease) in net assets.............                15,163                (23,942)                   (993)
NET ASSETS:
   Beginning of year...................................                26,317                  50,259                  51,252
                                                         --------------------    --------------------   ---------------------
   End of year.........................................  $             41,480    $             26,317   $              50,259
                                                         ====================    ====================   =====================

                                                                                 INVESCO V.I. COMSTOCK
                                                                                  INVESTMENT DIVISION
                                                         --------------------------------------------------------------------
                                                                  2013                   2012                    2011
                                                         ---------------------   ---------------------   --------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $               4,077   $               3,483   $                489
   Net realized gains (losses).........................                  1,475                   1,338                  (127)
   Change in unrealized gains (losses) on investments..                 78,224                  32,459                (6,181)
                                                         ---------------------   ---------------------   --------------------
     Net increase (decrease) in net assets resulting
        from operations................................                 83,776                  37,280                (5,819)
                                                         ---------------------   ---------------------   --------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........                     --                  26,415                 18,211
   Net transfers (including fixed account).............                    165                (11,358)                148,276
   Policy charges......................................                (5,972)                 (5,093)                (2,690)
   Transfers for policy benefits and terminations......                     --                      --                     --
                                                         ---------------------   ---------------------   --------------------
     Net increase (decrease) in net assets resulting
        from policy transactions.......................                (5,807)                   9,964                163,797
                                                         ---------------------   ---------------------   --------------------
     Net increase (decrease) in net assets.............                 77,969                  47,244                157,978
NET ASSETS:
   Beginning of year...................................                237,306                 190,062                 32,084
                                                         ---------------------   ---------------------   --------------------
   End of year.........................................  $             315,275   $             237,306   $            190,062
                                                         =====================   =====================   ====================

(a) Commenced May 3, 2010 and began transactions in 2012.
(b) Commenced April 28, 2008 and began transactions in 2013.
(c) Commenced May 3, 2010 and began transactions in 2013.
(d) Commenced May 3, 2010 and began transactions in 2011.
(e) For the period April 29, 2013 to December 31, 2013.
(f) For the period May 2, 2011 to December 31, 2011.
(g) For the period August 19, 2013 to December 31, 2013.
(h) For the period April 30, 2012 to December 31, 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011


                                                                               INVESCO V.I. GLOBAL REAL ESTATE
                                                                                     INVESTMENT DIVISION
                                                         -------------------------------------------------------------------------
                                                                  2013                      2012                     2011
                                                         ----------------------    ----------------------   ----------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $               99,799    $               10,832   $               72,431
   Net realized gains (losses).........................                  38,480                  (24,321)                (158,339)
   Change in unrealized gains (losses) on investments..                (72,537)                   481,388                 (44,519)
                                                         ----------------------    ----------------------   ----------------------
      Net increase (decrease) in net assets resulting
        from operations................................                  65,742                   467,899                (130,427)
                                                         ----------------------    ----------------------   ----------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........                  82,806                    92,394                   18,821
   Net transfers (including fixed account).............               (103,016)                   676,565                  131,727
   Policy charges......................................                (74,590)                  (68,963)                 (66,134)
   Transfers for policy benefits and terminations......                      --                  (43,803)                 (60,454)
                                                         ----------------------    ----------------------   ----------------------
      Net increase (decrease) in net assets resulting
        from policy transactions.......................                (94,800)                   656,193                   23,960
                                                         ----------------------    ----------------------   ----------------------
      Net increase (decrease) in net assets............                (29,058)                 1,124,092                (106,467)
NET ASSETS:
   Beginning of year...................................               2,614,736                 1,490,644                1,597,111
                                                         ----------------------    ----------------------   ----------------------
   End of year.........................................  $            2,585,678    $            2,614,736   $            1,490,644
                                                         ======================    ======================   ======================

                                                                            INVESCO V.I. GOVERNMENT SECURITIES
                                                                                    INVESTMENT DIVISION
                                                         -------------------------------------------------------------------------
                                                                  2013                     2012                    2011 (f)
                                                         ----------------------   ----------------------    ----------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $                  367   $                   --    $                   --
   Net realized gains (losses).........................                     (1)                    1,308                     1,389
   Change in unrealized gains (losses) on investments..                   (529)                  (1,335)                     1,336
                                                         ----------------------   ----------------------    ----------------------
      Net increase (decrease) in net assets resulting
        from operations................................                   (163)                     (27)                     2,725
                                                         ----------------------   ----------------------    ----------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........                   1,119                       --                        --
   Net transfers (including fixed account).............                   9,806                 (21,034)                    19,885
   Policy charges......................................                    (57)                    (119)                   (1,119)
   Transfers for policy benefits and terminations......                      --                       --                        --
                                                         ----------------------   ----------------------    ----------------------
      Net increase (decrease) in net assets resulting
        from policy transactions.......................                  10,868                 (21,153)                    18,766
                                                         ----------------------   ----------------------    ----------------------
      Net increase (decrease) in net assets............                  10,705                 (21,180)                    21,491
NET ASSETS:
   Beginning of year...................................                     311                   21,491                        --
                                                         ----------------------   ----------------------    ----------------------
   End of year.........................................  $               11,016   $                  311    $               21,491
                                                         ======================   ======================    ======================

                                                                             INVESCO V.I. INTERNATIONAL GROWTH
                                                                                    INVESTMENT DIVISION
                                                         -------------------------------------------------------------------------
                                                                  2013                     2012                      2011
                                                         ----------------------   ----------------------    ----------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $                4,576   $               90,329    $                3,660
   Net realized gains (losses).........................                 926,281                   18,589                     3,888
   Change in unrealized gains (losses) on investments..               (647,277)                  685,032                  (28,330)
                                                         ----------------------   ----------------------    ----------------------
      Net increase (decrease) in net assets resulting
        from operations................................                 283,580                  793,950                  (20,782)
                                                         ----------------------   ----------------------    ----------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........                      --                1,064,864                     3,175
   Net transfers (including fixed account).............             (6,300,567)                4,933,992                  (26,489)
   Policy charges......................................                (60,067)                (310,061)                   (6,987)
   Transfers for policy benefits and terminations......                (29,907)                       --                 (197,921)
                                                         ----------------------   ----------------------    ----------------------
      Net increase (decrease) in net assets resulting
        from policy transactions.......................             (6,390,541)                5,688,795                 (228,222)
                                                         ----------------------   ----------------------    ----------------------
      Net increase (decrease) in net assets............             (6,106,961)                6,482,745                 (249,004)
NET ASSETS:
   Beginning of year...................................               6,506,152                   23,407                   272,411
                                                         ----------------------   ----------------------    ----------------------
   End of year.........................................  $              399,191   $            6,506,152    $               23,407
                                                         ======================   ======================    ======================

(a) Commenced May 3, 2010 and began transactions in 2012.
(b) Commenced April 28, 2008 and began transactions in 2013.
(c) Commenced May 3, 2010 and began transactions in 2013.
(d) Commenced May 3, 2010 and began transactions in 2011.
(e) For the period April 29, 2013 to December 31, 2013.
(f) For the period May 2, 2011 to December 31, 2011.
(g) For the period August 19, 2013 to December 31, 2013.
(h) For the period April 30, 2012 to December 31, 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011


                                                                                 JANUS ASPEN BALANCED
                                                                                  INVESTMENT DIVISION
                                                         ---------------------------------------------------------------------
                                                                 2013                    2012                    2011
                                                         ---------------------   ---------------------   ---------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $              13,254   $              27,163   $              44,376
   Net realized gains (losses).........................                 80,275                 115,247                 137,912
   Change in unrealized gains (losses) on investments..                 94,265                  25,664               (161,867)
                                                         ---------------------   ---------------------   ---------------------
     Net increase (decrease) in net assets resulting
        from operations................................                187,794                 168,074                  20,421
                                                         ---------------------   ---------------------   ---------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........                 32,790                 153,325                 105,004
   Net transfers (including fixed account).............              (213,385)               (463,753)               (679,101)
   Policy charges......................................               (36,051)                (37,906)                (57,528)
   Transfers for policy benefits and terminations......               (78,995)                (58,979)               (575,867)
                                                         ---------------------   ---------------------   ---------------------
     Net increase (decrease) in net assets resulting
        from policy transactions.......................              (295,641)               (407,313)             (1,207,492)
                                                         ---------------------   ---------------------   ---------------------
     Net increase (decrease) in net assets.............              (107,847)               (239,239)             (1,187,071)
NET ASSETS:
   Beginning of year...................................              1,100,549               1,339,788               2,526,859
                                                         ---------------------   ---------------------   ---------------------
   End of year.........................................  $             992,702   $           1,100,549   $           1,339,788
                                                         =====================   =====================   =====================

                                                                                   JANUS ASPEN FORTY
                                                                                  INVESTMENT DIVISION
                                                         ---------------------------------------------------------------------
                                                                 2013                    2012                    2011
                                                         ---------------------   ---------------------   ---------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $               4,954   $               5,152   $               2,325
   Net realized gains (losses).........................                 69,285                  38,660                  43,353
   Change in unrealized gains (losses) on investments..                155,845                 126,343               (117,114)
                                                         ---------------------   ---------------------   ---------------------
     Net increase (decrease) in net assets resulting
        from operations................................                230,084                 170,155                (71,436)
                                                         ---------------------   ---------------------   ---------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........                 18,835                  86,108                  58,591
   Net transfers (including fixed account).............                (2,646)                (41,907)               (237,596)
   Policy charges......................................               (24,771)                (29,645)                (30,157)
   Transfers for policy benefits and terminations......              (239,346)                      --               (229,034)
                                                         ---------------------   ---------------------   ---------------------
     Net increase (decrease) in net assets resulting
        from policy transactions.......................              (247,928)                  14,556               (438,196)
                                                         ---------------------   ---------------------   ---------------------
     Net increase (decrease) in net assets.............               (17,844)                 184,711               (509,632)
NET ASSETS:
   Beginning of year...................................                887,847                 703,136               1,212,768
                                                         ---------------------   ---------------------   ---------------------
   End of year.........................................  $             870,003   $             887,847   $             703,136
                                                         =====================   =====================   =====================

                                                                                    JANUS ASPEN JANUS
                                                                                   INVESTMENT DIVISION
                                                         ---------------------------------------------------------------------
                                                                  2013                    2012                    2011
                                                         ---------------------   ---------------------   ---------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $               6,858   $               5,213   $               5,397
   Net realized gains (losses).........................                258,951                  29,069               1,561,413
   Change in unrealized gains (losses) on investments..               (62,054)                 122,884             (1,416,036)
                                                         ---------------------   ---------------------   ---------------------
     Net increase (decrease) in net assets resulting
        from operations................................                203,755                 157,166                 150,774
                                                         ---------------------   ---------------------   ---------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........                  1,427                  19,037                   6,403
   Net transfers (including fixed account).............              (664,858)                (14,200)             (6,850,158)
   Policy charges......................................               (33,550)                (41,868)                (89,176)
   Transfers for policy benefits and terminations......               (39,166)                 (6,552)               (191,751)
                                                         ---------------------   ---------------------   ---------------------
     Net increase (decrease) in net assets resulting
        from policy transactions.......................              (736,147)                (43,583)             (7,124,682)
                                                         ---------------------   ---------------------   ---------------------
     Net increase (decrease) in net assets.............              (532,392)                 113,583             (6,973,908)
NET ASSETS:
   Beginning of year...................................                971,677                 858,094               7,832,002
                                                         ---------------------   ---------------------   ---------------------
   End of year.........................................  $             439,285   $             971,677   $             858,094
                                                         =====================   =====================   =====================

(a) Commenced May 3, 2010 and began transactions in 2012.
(b) Commenced April 28, 2008 and began transactions in 2013.
(c) Commenced May 3, 2010 and began transactions in 2013.
(d) Commenced May 3, 2010 and began transactions in 2011.
(e) For the period April 29, 2013 to December 31, 2013.
(f) For the period May 2, 2011 to December 31, 2011.
(g) For the period August 19, 2013 to December 31, 2013.
(h) For the period April 30, 2012 to December 31, 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011


                                                                                 JANUS ASPEN OVERSEAS
                                                                                  INVESTMENT DIVISION
                                                         --------------------------------------------------------------------
                                                                 2013                    2012                   2011
                                                         --------------------    --------------------   ---------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $             11,835    $              2,519   $               1,291
   Net realized gains (losses).........................              (73,759)                  36,365                (90,371)
   Change in unrealized gains (losses) on investments..               113,083                   8,927               (214,175)
                                                         --------------------    --------------------   ---------------------
     Net increase (decrease) in net assets resulting
        from operations................................                51,159                  47,811               (303,255)
                                                         --------------------    --------------------   ---------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........                 5,947                  72,495                  17,337
   Net transfers (including fixed account).............             (367,128)                    (60)                 362,799
   Policy charges......................................              (17,659)                (20,490)                (57,215)
   Transfers for policy benefits and terminations......              (45,425)                 (1,949)                (51,382)
                                                         --------------------    --------------------   ---------------------
     Net increase (decrease) in net assets resulting
        from policy transactions.......................             (424,265)                  49,996                 271,539
                                                         --------------------    --------------------   ---------------------
     Net increase (decrease) in net assets.............             (373,106)                  97,807                (31,716)
NET ASSETS:
   Beginning of year...................................               441,942                 344,135                 375,851
                                                         --------------------    --------------------   ---------------------
   End of year.........................................  $             68,836    $            441,942   $             344,135
                                                         ====================    ====================   =====================

                                                                                 MFS VIT GLOBAL EQUITY
                                                                                  INVESTMENT DIVISION
                                                         --------------------------------------------------------------------
                                                                  2013                   2012                    2011
                                                         ---------------------   --------------------    --------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $               1,253   $                 61    $                575
   Net realized gains (losses).........................                    550                    428                  12,787
   Change in unrealized gains (losses) on investments..                 37,978                  6,795                (16,173)
                                                         ---------------------   --------------------    --------------------
     Net increase (decrease) in net assets resulting
        from operations................................                 39,781                  7,284                 (2,811)
                                                         ---------------------   --------------------    --------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........                  1,231                  2,223                  10,718
   Net transfers (including fixed account).............                 12,710                121,236               (180,476)
   Policy charges......................................                (3,432)                  (579)                 (1,554)
   Transfers for policy benefits and terminations......                  (398)                  (150)                (47,257)
                                                         ---------------------   --------------------    --------------------
     Net increase (decrease) in net assets resulting
        from policy transactions.......................                 10,111                122,730               (218,569)
                                                         ---------------------   --------------------    --------------------
     Net increase (decrease) in net assets.............                 49,892                130,014               (221,380)
NET ASSETS:
   Beginning of year...................................                135,428                  5,414                 226,794
                                                         ---------------------   --------------------    --------------------
   End of year.........................................  $             185,320   $            135,428    $              5,414
                                                         =====================   ====================    ====================

                                                                                 MFS VIT NEW DISCOVERY
                                                                                  INVESTMENT DIVISION
                                                         -------------------------------------------------------------------
                                                                 2013                    2012                   2011
                                                         --------------------    --------------------   --------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $                 --    $                 --   $                 --
   Net realized gains (losses).........................                 3,681                  16,176                 18,098
   Change in unrealized gains (losses) on investments..                65,025                  11,186               (32,906)
                                                         --------------------    --------------------   --------------------
     Net increase (decrease) in net assets resulting
        from operations................................                68,706                  27,362               (14,808)
                                                         --------------------    --------------------   --------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........                    --                  25,604                  6,694
   Net transfers (including fixed account).............                    --                   1,556                      5
   Policy charges......................................               (5,593)                 (4,934)                (4,419)
   Transfers for policy benefits and terminations......               (4,981)                      --                     --
                                                         --------------------    --------------------   --------------------
     Net increase (decrease) in net assets resulting
        from policy transactions.......................              (10,574)                  22,226                  2,280
                                                         --------------------    --------------------   --------------------
     Net increase (decrease) in net assets.............                58,132                  49,588               (12,528)
NET ASSETS:
   Beginning of year...................................               171,983                 122,395                134,923
                                                         --------------------    --------------------   --------------------
   End of year.........................................  $            230,115    $            171,983   $            122,395
                                                         ====================    ====================   ====================

(a) Commenced May 3, 2010 and began transactions in 2012.
(b) Commenced April 28, 2008 and began transactions in 2013.
(c) Commenced May 3, 2010 and began transactions in 2013.
(d) Commenced May 3, 2010 and began transactions in 2011.
(e) For the period April 29, 2013 to December 31, 2013.
(f) For the period May 2, 2011 to December 31, 2011.
(g) For the period August 19, 2013 to December 31, 2013.
(h) For the period April 30, 2012 to December 31, 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011



                                                                                     MFS VIT VALUE
                                                                                  INVESTMENT DIVISION
                                                         --------------------------------------------------------------------
                                                                 2013                    2012                    2011
                                                         --------------------    --------------------    --------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $                197    $                668    $                999
   Net realized gains (losses).........................                   384                   3,543                 (9,686)
   Change in unrealized gains (losses) on investments..                 5,315                   2,241                   6,173
                                                         --------------------    --------------------    --------------------
     Net increase (decrease) in net assets resulting
        from operations................................                 5,896                   6,452                 (2,514)
                                                         --------------------    --------------------    --------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........                    --                      --                      --
   Net transfers (including fixed account).............                     5                      --                      --
   Policy charges......................................               (1,361)                 (2,417)                 (2,722)
   Transfers for policy benefits and terminations......                    --                (31,172)                (29,560)
                                                         --------------------    --------------------    --------------------
     Net increase (decrease) in net assets resulting
        from policy transactions.......................               (1,356)                (33,589)                (32,282)
                                                         --------------------    --------------------    --------------------
     Net increase (decrease) in net assets.............                 4,540                (27,137)                (34,796)
NET ASSETS:
   Beginning of year...................................                17,162                  44,299                  79,095
                                                         --------------------    --------------------    --------------------
   End of year.........................................  $             21,702    $             17,162    $             44,299
                                                         ====================    ====================    ====================

                                                              MFS VIT II                   MIST ALLIANCEBERNSTEIN
                                                              HIGH YIELD                  GLOBAL DYNAMIC ALLOCATION
                                                          INVESTMENT DIVISION                INVESTMENT DIVISION
                                                         ---------------------  --------------------------------------------
                                                               2013 (g)                 2013                  2012 (h)
                                                         ---------------------  --------------------    --------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $               3,270  $                139    $                 --
   Net realized gains (losses).........................                    (3)                   298                      --
   Change in unrealized gains (losses) on investments..                  2,275                 1,389                     163
                                                         ---------------------  --------------------    --------------------
     Net increase (decrease) in net assets resulting
        from operations................................                  5,542                 1,826                     163
                                                         ---------------------  --------------------    --------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........                    671                11,934                   1,541
   Net transfers (including fixed account).............                143,861                18,582                   5,907
   Policy charges......................................                  (713)               (3,960)                   (513)
   Transfers for policy benefits and terminations......                     --               (1,244)                      --
                                                         ---------------------  --------------------    --------------------
     Net increase (decrease) in net assets resulting
        from policy transactions.......................                143,819                25,312                   6,935
                                                         ---------------------  --------------------    --------------------
     Net increase (decrease) in net assets.............                149,361                27,138                   7,098
NET ASSETS:
   Beginning of year...................................                     --                 7,098                      --
                                                         ---------------------  --------------------    --------------------
   End of year.........................................  $             149,361  $             34,236    $              7,098
                                                         =====================  ====================    ====================


                                                                        MIST AMERICAN FUNDS BALANCED ALLOCATION
                                                                                  INVESTMENT DIVISION
                                                         --------------------------------------------------------------------
                                                                  2013                   2012                    2011
                                                         ---------------------   ---------------------   --------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $              11,592   $              10,680   $              6,635
   Net realized gains (losses).........................                 47,865                   9,312                  6,294
   Change in unrealized gains (losses) on investments..                 62,896                  50,640               (23,258)
                                                         ---------------------   ---------------------   --------------------
     Net increase (decrease) in net assets resulting
        from operations................................                122,353                  70,632               (10,329)
                                                         ---------------------   ---------------------   --------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........                104,324                  95,603                100,111
   Net transfers (including fixed account).............                (8,323)                   9,483                 36,239
   Policy charges......................................               (50,440)                (41,140)               (32,003)
   Transfers for policy benefits and terminations......                (9,074)                (19,150)                (5,429)
                                                         ---------------------   ---------------------   --------------------
     Net increase (decrease) in net assets resulting
        from policy transactions.......................                 36,487                  44,796                 98,918
                                                         ---------------------   ---------------------   --------------------
     Net increase (decrease) in net assets.............                158,840                 115,428                 88,589
NET ASSETS:
   Beginning of year...................................                631,423                 515,995                427,406
                                                         ---------------------   ---------------------   --------------------
   End of year.........................................  $             790,263   $             631,423   $            515,995
                                                         =====================   =====================   ====================

(a) Commenced May 3, 2010 and began transactions in 2012.
(b) Commenced April 28, 2008 and began transactions in 2013.
(c) Commenced May 3, 2010 and began transactions in 2013.
(d) Commenced May 3, 2010 and began transactions in 2011.
(e) For the period April 29, 2013 to December 31, 2013.
(f) For the period May 2, 2011 to December 31, 2011.
(g) For the period August 19, 2013 to December 31, 2013.
(h) For the period April 30, 2012 to December 31, 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011



                                                                    MIST AMERICAN FUNDS GROWTH ALLOCATION
                                                                             INVESTMENT DIVISION
                                                         ----------------------------------------------------------
                                                                2013                2012                2011
                                                         ------------------  ------------------  ------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $           16,414  $           13,384  $           10,815
   Net realized gains (losses).........................             105,044              16,384               9,254
   Change in unrealized gains (losses) on investments..             172,370              96,877            (58,738)
                                                         ------------------  ------------------  ------------------
     Net increase (decrease) in net assets resulting
        from operations................................             293,828             126,645            (38,669)
                                                         ------------------  ------------------  ------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........             478,064             256,426             267,061
   Net transfers (including fixed account).............              77,933              39,236              31,086
   Policy charges......................................           (121,468)           (109,463)           (124,905)
   Transfers for policy benefits and terminations......           (164,501)           (167,111)            (59,628)
                                                         ------------------  ------------------  ------------------
     Net increase (decrease) in net assets resulting
        from policy transactions.......................             270,028              19,088             113,614
                                                         ------------------  ------------------  ------------------
     Net increase (decrease) in net assets.............             563,856             145,733              74,945
NET ASSETS:
   Beginning of year...................................             926,978             781,245             706,300
                                                         ------------------  ------------------  ------------------
   End of year.........................................  $        1,490,834  $          926,978  $          781,245
                                                         ==================  ==================  ==================


                                                                   MIST AMERICAN FUNDS MODERATE ALLOCATION
                                                                             INVESTMENT DIVISION
                                                         ----------------------------------------------------------
                                                                2013                2012                2011
                                                         ------------------  ------------------  ------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $           14,487  $           10,434  $            5,453
   Net realized gains (losses).........................              45,176              11,099               3,384
   Change in unrealized gains (losses) on investments..              36,688              29,635             (7,233)
                                                         ------------------  ------------------  ------------------
     Net increase (decrease) in net assets resulting
        from operations................................              96,351              51,168               1,604
                                                         ------------------  ------------------  ------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........             259,807             224,194             153,402
   Net transfers (including fixed account).............              85,500              22,347              57,534
   Policy charges......................................            (99,597)            (81,784)            (55,936)
   Transfers for policy benefits and terminations......            (54,826)            (29,845)             (5,092)
                                                         ------------------  ------------------  ------------------
     Net increase (decrease) in net assets resulting
        from policy transactions.......................             190,884             134,912             149,908
                                                         ------------------  ------------------  ------------------
     Net increase (decrease) in net assets.............             287,235             186,080             151,512
NET ASSETS:
   Beginning of year...................................             587,686             401,606             250,094
                                                         ------------------  ------------------  ------------------
   End of year.........................................  $          874,921  $          587,686  $          401,606
                                                         ==================  ==================  ==================


                                                              MIST AQR GLOBAL RISK BALANCED
                                                                   INVESTMENT DIVISION
                                                         --------------------------------------
                                                                2013              2012 (h)
                                                         ------------------  ------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $            1,949  $               --
   Net realized gains (losses).........................               3,801                (28)
   Change in unrealized gains (losses) on investments..            (10,413)                 375
                                                         ------------------  ------------------
     Net increase (decrease) in net assets resulting
        from operations................................             (4,663)                 347
                                                         ------------------  ------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........              65,813               2,706
   Net transfers (including fixed account).............              81,910              22,769
   Policy charges......................................            (14,930)             (1,026)
   Transfers for policy benefits and terminations......                  --                (12)
                                                         ------------------  ------------------
     Net increase (decrease) in net assets resulting
        from policy transactions.......................             132,793              24,437
                                                         ------------------  ------------------
     Net increase (decrease) in net assets.............             128,130              24,784
NET ASSETS:
   Beginning of year...................................              24,784                  --
                                                         ------------------  ------------------
   End of year.........................................  $          152,914  $           24,784
                                                         ==================  ==================

                                                                  MIST BLACKROCK GLOBAL
                                                                   TACTICAL STRATEGIES
                                                                   INVESTMENT DIVISION
                                                         --------------------------------------
                                                                2013              2012 (h)
                                                         ------------------  ------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $              951  $               --
   Net realized gains (losses).........................               1,775                  51
   Change in unrealized gains (losses) on investments..               4,911                 878
                                                         ------------------  ------------------
     Net increase (decrease) in net assets resulting
        from operations................................               7,637                 929
                                                         ------------------  ------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........              28,258               5,304
   Net transfers (including fixed account).............              42,849              34,552
   Policy charges......................................            (11,540)             (1,705)
   Transfers for policy benefits and terminations......             (3,708)                 (2)
                                                         ------------------  ------------------
     Net increase (decrease) in net assets resulting
        from policy transactions.......................              55,859              38,149
                                                         ------------------  ------------------
     Net increase (decrease) in net assets.............              63,496              39,078
NET ASSETS:
   Beginning of year...................................              39,078                  --
                                                         ------------------  ------------------
   End of year.........................................  $          102,574  $           39,078
                                                         ==================  ==================

(a) Commenced May 3, 2010 and began transactions in 2012.
(b) Commenced April 28, 2008 and began transactions in 2013.
(c) Commenced May 3, 2010 and began transactions in 2013.
(d) Commenced May 3, 2010 and began transactions in 2011.
(e) For the period April 29, 2013 to December 31, 2013.
(f) For the period May 2, 2011 to December 31, 2011.
(g) For the period August 19, 2013 to December 31, 2013.
(h) For the period April 30, 2012 to December 31, 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011


                                                                             MIST BLACKROCK LARGE CAP CORE
                                                                                  INVESTMENT DIVISION
                                                         --------------------------------------------------------------------
                                                                  2013                   2012                    2011
                                                         ---------------------   --------------------    --------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $           3,087,670   $          2,105,871    $          1,842,952
   Net realized gains (losses).........................              1,187,504            (3,353,915)             (4,542,808)
   Change in unrealized gains (losses) on investments..             96,008,684             38,395,441               3,050,880
                                                         ---------------------   --------------------    --------------------
     Net increase (decrease) in net assets resulting
        from operations................................            100,283,858             37,147,397                 351,024
                                                         ---------------------   --------------------    --------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........             28,600,415             30,263,186              32,085,988
   Net transfers (including fixed account).............            (4,051,695)            (3,536,610)             (2,768,320)
   Policy charges......................................           (25,380,973)           (25,681,797)            (26,055,182)
   Transfers for policy benefits and terminations......           (21,667,485)           (22,249,090)            (21,487,307)
                                                         ---------------------   --------------------    --------------------
     Net increase (decrease) in net assets resulting
        from policy transactions.......................           (22,499,738)           (21,204,311)            (18,224,821)
                                                         ---------------------   --------------------    --------------------
     Net increase (decrease) in net assets.............             77,784,120             15,943,086            (17,873,797)
NET ASSETS:
   Beginning of year...................................            307,558,825            291,615,739             309,489,536
                                                         ---------------------   --------------------    --------------------
   End of year.........................................  $         385,342,945   $        307,558,825    $        291,615,739
                                                         =====================   ====================    ====================

                                                                            MIST CLARION GLOBAL REAL ESTATE
                                                                                  INVESTMENT DIVISION
                                                         --------------------------------------------------------------------
                                                                 2013                    2012                   2011
                                                         --------------------    --------------------   ---------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $          1,852,443    $            469,650   $             822,247
   Net realized gains (losses).........................             (121,862)               (282,095)               (421,589)
   Change in unrealized gains (losses) on investments..             (768,686)               4,988,577             (1,500,208)
                                                         --------------------    --------------------   ---------------------
     Net increase (decrease) in net assets resulting
        from operations................................               961,895               5,176,132             (1,099,550)
                                                         --------------------    --------------------   ---------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........             2,495,640               2,592,509               2,829,699
   Net transfers (including fixed account).............             1,467,986               1,803,836               (266,335)
   Policy charges......................................           (1,572,434)             (1,523,067)             (1,472,266)
   Transfers for policy benefits and terminations......           (1,938,690)             (1,526,479)             (1,591,725)
                                                         --------------------    --------------------   ---------------------
     Net increase (decrease) in net assets resulting
        from policy transactions.......................               452,502               1,346,799               (500,627)
                                                         --------------------    --------------------   ---------------------
     Net increase (decrease) in net assets.............             1,414,397               6,522,931             (1,600,177)
NET ASSETS:
   Beginning of year...................................            26,083,318              19,560,387              21,160,564
                                                         --------------------    --------------------   ---------------------
   End of year.........................................  $         27,497,715    $         26,083,318   $          19,560,387
                                                         ====================    ====================   =====================

                                                                         MIST CLEARBRIDGE AGGRESSIVE GROWTH II
                                                                                  INVESTMENT DIVISION
                                                         -------------------------------------------------------------------
                                                                 2013                    2012                   2011
                                                         --------------------   ---------------------   --------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $            110,229   $              43,475   $            231,367
   Net realized gains (losses).........................               518,428                 176,627                  2,199
   Change in unrealized gains (losses) on investments..             3,724,517               2,618,525            (1,278,619)
                                                         --------------------   ---------------------   --------------------
     Net increase (decrease) in net assets resulting
        from operations................................             4,353,174               2,838,627            (1,045,053)
                                                         --------------------   ---------------------   --------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........             1,868,762               1,848,830              2,050,382
   Net transfers (including fixed account).............             (933,828)                 554,060            (1,014,538)
   Policy charges......................................           (1,090,646)             (1,037,840)              (966,083)
   Transfers for policy benefits and terminations......           (1,088,197)             (1,121,178)              (795,086)
                                                         --------------------   ---------------------   --------------------
     Net increase (decrease) in net assets resulting
        from policy transactions.......................           (1,243,909)                 243,872              (725,325)
                                                         --------------------   ---------------------   --------------------
     Net increase (decrease) in net assets.............             3,109,265               3,082,499            (1,770,378)
NET ASSETS:
   Beginning of year...................................            15,566,776              12,484,277             14,254,655
                                                         --------------------   ---------------------   --------------------
   End of year.........................................  $         18,676,041   $          15,566,776   $         12,484,277
                                                         ====================   =====================   ====================

(a) Commenced May 3, 2010 and began transactions in 2012.
(b) Commenced April 28, 2008 and began transactions in 2013.
(c) Commenced May 3, 2010 and began transactions in 2013.
(d) Commenced May 3, 2010 and began transactions in 2011.
(e) For the period April 29, 2013 to December 31, 2013.
(f) For the period May 2, 2011 to December 31, 2011.
(g) For the period August 19, 2013 to December 31, 2013.
(h) For the period April 30, 2012 to December 31, 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011


                                                                          MIST CLEARBRIDGE AGGRESSIVE GROWTH
                                                                                  INVESTMENT DIVISION
                                                         --------------------------------------------------------------------
                                                                 2013                    2012                   2011
                                                         --------------------   ---------------------   ---------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $             59,517   $              20,415   $               2,384
   Net realized gains (losses).........................               455,065                 171,678                  93,448
   Change in unrealized gains (losses) on investments..             6,062,472               2,107,124               (217,464)
                                                         --------------------   ---------------------   ---------------------
     Net increase (decrease) in net assets resulting
        from operations................................             6,577,054               2,299,217               (121,632)
                                                         --------------------   ---------------------   ---------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........             1,403,269               1,437,587               1,318,130
   Net transfers (including fixed account).............             1,633,069                  70,510               5,034,717
   Policy charges......................................           (1,055,732)               (965,403)               (807,741)
   Transfers for policy benefits and terminations......           (1,099,100)               (981,320)               (890,256)
                                                         --------------------   ---------------------   ---------------------
     Net increase (decrease) in net assets resulting
        from policy transactions.......................               881,506               (438,626)               4,654,850
                                                         --------------------   ---------------------   ---------------------
     Net increase (decrease) in net assets.............             7,458,560               1,860,591               4,533,218
NET ASSETS:
   Beginning of year...................................            14,226,385              12,365,794               7,832,576
                                                         --------------------   ---------------------   ---------------------
   End of year.........................................  $         21,684,945   $          14,226,385   $          12,365,794
                                                         ====================   =====================   =====================

                                                                           MIST HARRIS OAKMARK INTERNATIONAL
                                                                                  INVESTMENT DIVISION
                                                         --------------------------------------------------------------------
                                                                  2013                   2012                    2011
                                                         ---------------------   ---------------------   --------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $           1,176,625   $             497,722   $           (38,360)
   Net realized gains (losses).........................                663,573               (140,345)              (114,036)
   Change in unrealized gains (losses) on investments..              9,999,502               7,474,599            (4,256,535)
                                                         ---------------------   ---------------------   --------------------
     Net increase (decrease) in net assets resulting
        from operations................................             11,839,700               7,831,976            (4,408,931)
                                                         ---------------------   ---------------------   --------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........              3,906,251               3,418,984              3,837,373
   Net transfers (including fixed account).............              8,505,167               (782,470)                133,438
   Policy charges......................................            (2,400,727)             (1,876,193)            (1,940,266)
   Transfers for policy benefits and terminations......            (2,622,312)             (2,206,344)            (1,949,570)
                                                         ---------------------   ---------------------   --------------------
     Net increase (decrease) in net assets resulting
        from policy transactions.......................              7,388,379             (1,446,023)                 80,975
                                                         ---------------------   ---------------------   --------------------
     Net increase (decrease) in net assets.............             19,228,079               6,385,953            (4,327,956)
NET ASSETS:
   Beginning of year...................................             33,602,695              27,216,742             31,544,698
                                                         ---------------------   ---------------------   --------------------
   End of year.........................................  $          52,830,774   $          33,602,695   $         27,216,742
                                                         =====================   =====================   ====================

                                                             MIST INVESCO BALANCED-RISK ALLOCATION
                                                                      INVESTMENT DIVISION
                                                         --------------------------------------------
                                                                 2013                 2012 (h)
                                                         --------------------   ---------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $                 --   $                  23
   Net realized gains (losses).........................                   126                      83
   Change in unrealized gains (losses) on investments..                   124                     (2)
                                                         --------------------   ---------------------
     Net increase (decrease) in net assets resulting
        from operations................................                   250                     104
                                                         --------------------   ---------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........                17,879                   1,603
   Net transfers (including fixed account).............                 4,168                   6,312
   Policy charges......................................               (4,070)                   (506)
   Transfers for policy benefits and terminations......               (1,017)                      --
                                                         --------------------   ---------------------
     Net increase (decrease) in net assets resulting
        from policy transactions.......................                16,960                   7,409
                                                         --------------------   ---------------------
     Net increase (decrease) in net assets.............                17,210                   7,513
NET ASSETS:
   Beginning of year...................................                 7,513                      --
                                                         --------------------   ---------------------
   End of year.........................................  $             24,723   $               7,513
                                                         ====================   =====================

(a) Commenced May 3, 2010 and began transactions in 2012.
(b) Commenced April 28, 2008 and began transactions in 2013.
(c) Commenced May 3, 2010 and began transactions in 2013.
(d) Commenced May 3, 2010 and began transactions in 2011.
(e) For the period April 29, 2013 to December 31, 2013.
(f) For the period May 2, 2011 to December 31, 2011.
(g) For the period August 19, 2013 to December 31, 2013.
(h) For the period April 30, 2012 to December 31, 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011


                                                                              MIST INVESCO MID CAP VALUE
                                                                                  INVESTMENT DIVISION
                                                         --------------------------------------------------------------------
                                                                 2013                    2012                   2011
                                                         --------------------    --------------------   ---------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $            678,832    $           (48,839)   $                 603
   Net realized gains (losses).........................               935,109                (82,924)                     818
   Change in unrealized gains (losses) on investments..            20,593,687               2,481,449                 (5,510)
                                                         --------------------    --------------------   ---------------------
     Net increase (decrease) in net assets resulting
        from operations................................            22,207,628               2,349,686                 (4,089)
                                                         --------------------    --------------------   ---------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........             6,808,802               4,895,051                   5,506
   Net transfers (including fixed account).............           (1,553,954)              74,538,068                  11,792
   Policy charges......................................           (5,171,329)             (3,428,791)                 (3,541)
   Transfers for policy benefits and terminations......           (5,053,458)             (3,581,952)                      --
                                                         --------------------    --------------------   ---------------------
     Net increase (decrease) in net assets resulting
        from policy transactions.......................           (4,969,939)              72,422,376                  13,757
                                                         --------------------    --------------------   ---------------------
     Net increase (decrease) in net assets.............            17,237,689              74,772,062                   9,668
NET ASSETS:
   Beginning of year...................................            74,892,920                 120,858                 111,190
                                                         --------------------    --------------------   ---------------------
   End of year.........................................  $         92,130,609    $         74,892,920   $             120,858
                                                         ====================    ====================   =====================

                                                                             MIST INVESCO SMALL CAP GROWTH
                                                                                  INVESTMENT DIVISION
                                                         --------------------------------------------------------------------
                                                                  2013                   2012                    2011
                                                         ---------------------   --------------------    --------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $              15,232   $            (5,823)    $            (5,378)
   Net realized gains (losses).........................                569,238                428,171                 169,309
   Change in unrealized gains (losses) on investments..              1,365,097                331,488               (192,641)
                                                         ---------------------   --------------------    --------------------
     Net increase (decrease) in net assets resulting
        from operations................................              1,949,567                753,836                (28,710)
                                                         ---------------------   --------------------    --------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........                455,209                443,063                 453,004
   Net transfers (including fixed account).............                194,761              (437,534)                  42,346
   Policy charges......................................              (291,728)              (265,168)               (262,281)
   Transfers for policy benefits and terminations......              (311,249)              (290,496)               (261,290)
                                                         ---------------------   --------------------    --------------------
     Net increase (decrease) in net assets resulting
        from policy transactions.......................                 46,993              (550,135)                (28,221)
                                                         ---------------------   --------------------    --------------------
     Net increase (decrease) in net assets.............              1,996,560                203,701                (56,931)
NET ASSETS:
   Beginning of year...................................              4,616,668              4,412,967               4,469,898
                                                         ---------------------   --------------------    --------------------
   End of year.........................................  $           6,613,228   $          4,616,668    $          4,412,967
                                                         =====================   ====================    ====================

                                                            MIST JPMORGAN GLOBAL ACTIVE ALLOCATION
                                                                      INVESTMENT DIVISION
                                                         --------------------------------------------
                                                                 2013                  2012 (h)
                                                         --------------------    --------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $                 54    $                 68
   Net realized gains (losses).........................                 (274)                     107
   Change in unrealized gains (losses) on investments..                 5,829                     152
                                                         --------------------    --------------------
     Net increase (decrease) in net assets resulting
        from operations................................                 5,609                     327
                                                         --------------------    --------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........                18,212                   1,977
   Net transfers (including fixed account).............                80,614                  17,364
   Policy charges......................................              (12,825)                   (785)
   Transfers for policy benefits and terminations......                  (80)                      --
                                                         --------------------    --------------------
     Net increase (decrease) in net assets resulting
        from policy transactions.......................                85,921                  18,556
                                                         --------------------    --------------------
     Net increase (decrease) in net assets.............                91,530                  18,883
NET ASSETS:
   Beginning of year...................................                18,883                      --
                                                         --------------------    --------------------
   End of year.........................................  $            110,413    $             18,883
                                                         ====================    ====================

(a) Commenced May 3, 2010 and began transactions in 2012.
(b) Commenced April 28, 2008 and began transactions in 2013.
(c) Commenced May 3, 2010 and began transactions in 2013.
(d) Commenced May 3, 2010 and began transactions in 2011.
(e) For the period April 29, 2013 to December 31, 2013.
(f) For the period May 2, 2011 to December 31, 2011.
(g) For the period August 19, 2013 to December 31, 2013.
(h) For the period April 30, 2012 to December 31, 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011



                                                                             MIST JPMORGAN SMALL CAP VALUE
                                                                                  INVESTMENT DIVISION
                                                         -------------------------------------------------------------------
                                                                 2013                    2012                   2011
                                                         --------------------    --------------------   --------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $                337    $                358   $                472
   Net realized gains (losses).........................                 2,408                   3,130                  1,124
   Change in unrealized gains (losses) on investments..                28,817                   1,696                (4,058)
                                                         --------------------    --------------------   --------------------
     Net increase (decrease) in net assets resulting
        from operations................................                31,562                   5,184                (2,462)
                                                         --------------------    --------------------   --------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........                14,812                  11,572                  8,977
   Net transfers (including fixed account).............               181,255                 (1,795)                  6,064
   Policy charges......................................               (9,533)                 (6,279)                (4,130)
   Transfers for policy benefits and terminations......               (1,850)                 (6,067)                     --
                                                         --------------------    --------------------   --------------------
     Net increase (decrease) in net assets resulting
        from policy transactions.......................               184,684                 (2,569)                 10,911
                                                         --------------------    --------------------   --------------------
     Net increase (decrease) in net assets.............               216,246                   2,615                  8,449
NET ASSETS:
   Beginning of year...................................                38,553                  35,938                 27,489
                                                         --------------------    --------------------   --------------------
   End of year.........................................  $            254,799    $             38,553   $             35,938
                                                         ====================    ====================   ====================

                                                          MIST LOOMIS SAYLES
                                                            GLOBAL MARKETS
                                                          INVESTMENT DIVISION
                                                         --------------------
                                                               2013 (e)
                                                         --------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $                 --
   Net realized gains (losses).........................                   705
   Change in unrealized gains (losses) on investments..                43,104
                                                         --------------------
     Net increase (decrease) in net assets resulting
        from operations................................                43,809
                                                         --------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........                33,048
   Net transfers (including fixed account).............               369,498
   Policy charges......................................              (21,387)
   Transfers for policy benefits and terminations......               (6,708)
                                                         --------------------
     Net increase (decrease) in net assets resulting
        from policy transactions.......................               374,451
                                                         --------------------
     Net increase (decrease) in net assets.............               418,260
NET ASSETS:
   Beginning of year...................................                    --
                                                         --------------------
   End of year.........................................  $            418,260
                                                         ====================


                                                                           MIST LORD ABBETT BOND DEBENTURE
                                                                                 INVESTMENT DIVISION
                                                         ------------------------------------------------------------------
                                                                 2013                   2012                   2011
                                                         --------------------   --------------------   --------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $          1,902,403   $          1,923,060   $          1,509,115
   Net realized gains (losses).........................               299,375                218,347                583,376
   Change in unrealized gains (losses) on investments..               (7,269)              1,167,280              (863,576)
                                                         --------------------   --------------------   --------------------
     Net increase (decrease) in net assets resulting
        from operations................................             2,194,509              3,308,687              1,228,915
                                                         --------------------   --------------------   --------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........             2,130,805              2,367,942              2,158,065
   Net transfers (including fixed account).............             (494,009)                308,984            (2,168,860)
   Policy charges......................................           (1,625,126)            (1,678,880)            (1,640,766)
   Transfers for policy benefits and terminations......           (1,597,160)            (1,522,631)            (1,520,091)
                                                         --------------------   --------------------   --------------------
     Net increase (decrease) in net assets resulting
        from policy transactions.......................           (1,585,490)              (524,585)            (3,171,652)
                                                         --------------------   --------------------   --------------------
     Net increase (decrease) in net assets.............               609,019              2,784,102            (1,942,737)
NET ASSETS:
   Beginning of year...................................            28,515,095             25,730,993             27,673,730
                                                         --------------------   --------------------   --------------------
   End of year.........................................  $         29,124,114   $         28,515,095   $         25,730,993
                                                         ====================   ====================   ====================


                                                             MIST MET/TEMPLETON INTERNATIONAL BOND
                                                                      INVESTMENT DIVISION
                                                         -------------------------------------------
                                                                 2013                 2012 (h)
                                                         --------------------   --------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $                302   $                 --
   Net realized gains (losses).........................                    37                     21
   Change in unrealized gains (losses) on investments..                   996                     47
                                                         --------------------   --------------------
     Net increase (decrease) in net assets resulting
        from operations................................                 1,335                     68
                                                         --------------------   --------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........                23,432                    772
   Net transfers (including fixed account).............                64,543                  2,031
   Policy charges......................................               (4,909)                  (254)
   Transfers for policy benefits and terminations......                 (230)                   (12)
                                                         --------------------   --------------------
     Net increase (decrease) in net assets resulting
        from policy transactions.......................                82,836                  2,537
                                                         --------------------   --------------------
     Net increase (decrease) in net assets.............                84,171                  2,605
NET ASSETS:
   Beginning of year...................................                 2,605                     --
                                                         --------------------   --------------------
   End of year.........................................  $             86,776   $              2,605
                                                         ====================   ====================

(a) Commenced May 3, 2010 and began transactions in 2012.
(b) Commenced April 28, 2008 and began transactions in 2013.
(c) Commenced May 3, 2010 and began transactions in 2013.
(d) Commenced May 3, 2010 and began transactions in 2011.
(e) For the period April 29, 2013 to December 31, 2013.
(f) For the period May 2, 2011 to December 31, 2011.
(g) For the period August 19, 2013 to December 31, 2013.
(h) For the period April 30, 2012 to December 31, 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011




                                                                       MIST METLIFE AGGRESSIVE STRATEGY
                                                                              INVESTMENT DIVISION
                                                         -------------------------------------------------------------
                                                                 2013                2012               2011 (f)
                                                         -------------------  -------------------  -------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $           144,757  $           106,199  $           (8,047)
   Net realized gains (losses).........................              243,289             (55,023)            (117,896)
   Change in unrealized gains (losses) on investments..            4,045,633            2,084,613          (1,834,063)
                                                         -------------------  -------------------  -------------------
      Net increase (decrease) in net assets resulting
        from operations................................            4,433,679            2,135,789          (1,960,006)
                                                         -------------------  -------------------  -------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........            2,268,937            2,523,168            1,640,701
   Net transfers (including fixed account).............              149,509            (222,009)           14,330,838
   Policy charges......................................          (1,056,742)          (1,016,618)            (680,441)
   Transfers for policy benefits and terminations......          (1,666,527)            (750,395)            (858,431)
                                                         -------------------  -------------------  -------------------
      Net increase (decrease) in net assets resulting
        from policy transactions.......................            (304,823)              534,146           14,432,667
                                                         -------------------  -------------------  -------------------
      Net increase (decrease) in net assets............            4,128,856            2,669,935           12,472,661
NET ASSETS:
   Beginning of year...................................           15,142,596           12,472,661                   --
                                                         -------------------  -------------------  -------------------
   End of year.........................................  $        19,271,452  $        15,142,596  $        12,472,661
                                                         ===================  ===================  ===================


                                                                                                      MIST METLIFE
                                                               MIST METLIFE BALANCED PLUS            GROWTH STRATEGY
                                                                   INVESTMENT DIVISION             INVESTMENT DIVISION
                                                         ---------------------------------------  --------------------
                                                                2013               2012 (h)             2013 (e)
                                                         ------------------  -------------------  --------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $              778  $                --  $                --
   Net realized gains (losses).........................               3,942                  119                2,973
   Change in unrealized gains (losses) on investments..               4,689                1,691               51,429
                                                         ------------------  -------------------  --------------------
      Net increase (decrease) in net assets resulting
        from operations................................               9,409                1,810               54,402
                                                         ------------------  -------------------  --------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........              19,018                2,506               16,570
   Net transfers (including fixed account).............              28,730               42,755              336,406
   Policy charges......................................             (8,924)              (1,138)              (8,172)
   Transfers for policy benefits and terminations......                  --                   --             (16,444)
                                                         ------------------  -------------------  --------------------
      Net increase (decrease) in net assets resulting
        from policy transactions.......................              38,824               44,123              328,360
                                                         ------------------  -------------------  --------------------
      Net increase (decrease) in net assets............              48,233               45,933              382,762
NET ASSETS:
   Beginning of year...................................              45,933                   --                   --
                                                         ------------------  -------------------  --------------------
   End of year.........................................  $           94,166  $            45,933  $           382,762
                                                         ==================  ===================  ====================

                                                            MIST METLIFE
                                                             MULTI-INDEX
                                                            TARGETED RISK
                                                         INVESTMENT DIVISION
                                                         -------------------
                                                              2013 (e)
                                                         -------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $                 6
   Net realized gains (losses).........................                (194)
   Change in unrealized gains (losses) on investments..                   52
                                                         -------------------
      Net increase (decrease) in net assets resulting
        from operations................................                (136)
                                                         -------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........                1,546
   Net transfers (including fixed account).............                1,810
   Policy charges......................................                (541)
   Transfers for policy benefits and terminations......                   --
                                                         -------------------
      Net increase (decrease) in net assets resulting
        from policy transactions.......................                2,815
                                                         -------------------
      Net increase (decrease) in net assets............                2,679
NET ASSETS:
   Beginning of year...................................                   --
                                                         -------------------
   End of year.........................................  $             2,679
                                                         ===================



                                                                        MIST MFS EMERGING MARKETS EQUITY
                                                                               INVESTMENT DIVISION
                                                         -------------------------------------------------------------
                                                                 2013                 2012               2011 (f)
                                                         -------------------  -------------------  -------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $             1,482  $             1,167  $                --
   Net realized gains (losses).........................                  254              (1,470)                 (70)
   Change in unrealized gains (losses) on investments..              (3,821)                9,361              (3,209)
                                                         -------------------  -------------------  -------------------
      Net increase (decrease) in net assets resulting
        from operations................................              (2,085)                9,058              (3,279)
                                                         -------------------  -------------------  -------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........               65,858               18,431                3,938
   Net transfers (including fixed account).............              138,765               46,229               23,265
   Policy charges......................................             (16,190)              (6,816)                (911)
   Transfers for policy benefits and terminations......              (2,469)                (895)                 (63)
                                                         -------------------  -------------------  -------------------
      Net increase (decrease) in net assets resulting
        from policy transactions.......................              185,964               56,949               26,229
                                                         -------------------  -------------------  -------------------
      Net increase (decrease) in net assets............              183,879               66,007               22,950
NET ASSETS:
   Beginning of year...................................               88,957               22,950                   --
                                                         -------------------  -------------------  -------------------
   End of year.........................................  $           272,836  $            88,957  $            22,950
                                                         ===================  ===================  ===================

(a) Commenced May 3, 2010 and began transactions in 2012.
(b) Commenced April 28, 2008 and began transactions in 2013.
(c) Commenced May 3, 2010 and began transactions in 2013.
(d) Commenced May 3, 2010 and began transactions in 2011.
(e) For the period April 29, 2013 to December 31, 2013.
(f) For the period May 2, 2011 to December 31, 2011.
(g) For the period August 19, 2013 to December 31, 2013.
(h) For the period April 30, 2012 to December 31, 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011


                                                                           MIST MFS RESEARCH INTERNATIONAL
                                                                                 INVESTMENT DIVISION
                                                         ------------------------------------------------------------------
                                                                 2013                   2012                   2011
                                                         --------------------   --------------------   --------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $            457,179   $            266,180   $            267,989
   Net realized gains (losses).........................                48,641              (345,224)              (233,782)
   Change in unrealized gains (losses) on investments..             2,877,942              2,185,121            (1,480,693)
                                                         --------------------   --------------------   --------------------
     Net increase (decrease) in net assets resulting
        from operations................................             3,383,762              2,106,077            (1,446,486)
                                                         --------------------   --------------------   --------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........             1,318,727              1,458,020              1,640,050
   Net transfers (including fixed account).............             2,955,311              1,660,976                 51,977
   Policy charges......................................             (920,553)              (839,930)              (858,974)
   Transfers for policy benefits and terminations......           (1,090,319)              (841,229)            (1,130,486)
                                                         --------------------   --------------------   --------------------
     Net increase (decrease) in net assets resulting
        from policy transactions.......................             2,263,166              1,437,837              (297,433)
                                                         --------------------   --------------------   --------------------
     Net increase (decrease) in net assets.............             5,646,928              3,543,914            (1,743,919)
NET ASSETS:
   Beginning of year...................................            15,720,813             12,176,899             13,920,818
                                                         --------------------   --------------------   --------------------
   End of year.........................................  $         21,367,741   $         15,720,813   $         12,176,899
                                                         ====================   ====================   ====================

                                                                         MIST MORGAN STANLEY MID CAP GROWTH
                                                                                 INVESTMENT DIVISION
                                                         ------------------------------------------------------------------
                                                                 2013                   2012                   2011
                                                         --------------------   --------------------    -------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $          1,032,581   $          (579,825)    $           866,726
   Net realized gains (losses).........................             3,781,941              1,677,793              7,856,152
   Change in unrealized gains (losses) on investments..            65,460,998             15,368,250           (21,552,444)
                                                         --------------------   --------------------    -------------------
     Net increase (decrease) in net assets resulting
        from operations................................            70,275,520             16,466,218           (12,829,566)
                                                         --------------------   --------------------    -------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........            19,642,966             21,032,275             22,486,193
   Net transfers (including fixed account).............           (3,859,066)            (1,255,442)            (4,111,245)
   Policy charges......................................          (14,305,433)           (14,401,148)           (15,255,941)
   Transfers for policy benefits and terminations......          (13,831,139)           (13,701,209)           (15,693,955)
                                                         --------------------   --------------------    -------------------
     Net increase (decrease) in net assets resulting
        from policy transactions.......................          (12,352,672)            (8,325,524)           (12,574,948)
                                                         --------------------   --------------------    -------------------
     Net increase (decrease) in net assets.............            57,922,848              8,140,694           (25,404,514)
NET ASSETS:
   Beginning of year...................................           186,491,111            178,350,417            203,754,931
                                                         --------------------   --------------------    -------------------
   End of year.........................................  $        244,413,959   $        186,491,111    $       178,350,417
                                                         ====================   ====================    ===================

                                                                           MIST OPPENHEIMER GLOBAL EQUITY
                                                                                 INVESTMENT DIVISION
                                                         ------------------------------------------------------------------
                                                                 2013                   2012                   2011
                                                         -------------------    -------------------    --------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $           847,938    $           530,726    $            719,512
   Net realized gains (losses).........................            1,128,194                700,180                 892,248
   Change in unrealized gains (losses) on investments..            9,078,535              6,406,670             (5,213,727)
                                                         -------------------    -------------------    --------------------
     Net increase (decrease) in net assets resulting
        from operations................................           11,054,667              7,637,576             (3,601,967)
                                                         -------------------    -------------------    --------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........            3,161,117              3,535,071               3,587,418
   Net transfers (including fixed account).............            (609,502)            (1,749,487)               (166,778)
   Policy charges......................................          (2,431,800)            (2,384,677)             (2,520,905)
   Transfers for policy benefits and terminations......          (2,535,936)            (2,687,363)             (3,507,119)
                                                         -------------------    -------------------    --------------------
     Net increase (decrease) in net assets resulting
        from policy transactions.......................          (2,416,121)            (3,286,456)             (2,607,384)
                                                         -------------------    -------------------    --------------------
     Net increase (decrease) in net assets.............            8,638,546              4,351,120             (6,209,351)
NET ASSETS:
   Beginning of year...................................           41,848,339             37,497,219              43,706,570
                                                         -------------------    -------------------    --------------------
   End of year.........................................  $        50,486,885    $        41,848,339    $         37,497,219
                                                         ===================    ===================    ====================

(a) Commenced May 3, 2010 and began transactions in 2012.
(b) Commenced April 28, 2008 and began transactions in 2013.
(c) Commenced May 3, 2010 and began transactions in 2013.
(d) Commenced May 3, 2010 and began transactions in 2011.
(e) For the period April 29, 2013 to December 31, 2013.
(f) For the period May 2, 2011 to December 31, 2011.
(g) For the period August 19, 2013 to December 31, 2013.
(h) For the period April 30, 2012 to December 31, 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011


                                                                         MIST PIMCO INFLATION PROTECTED BOND
                                                                                 INVESTMENT DIVISION
                                                         ------------------------------------------------------------------
                                                                 2013                   2012                   2011
                                                         --------------------   --------------------   --------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $            276,844   $            369,500   $            146,996
   Net realized gains (losses).........................               545,242                800,878                525,047
   Change in unrealized gains (losses) on investments..           (2,018,492)              (101,684)                331,187
                                                         --------------------   --------------------   --------------------
     Net increase (decrease) in net assets resulting
        from operations................................           (1,196,406)              1,068,694              1,003,230
                                                         --------------------   --------------------   --------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........             1,300,352              1,385,490              1,244,015
   Net transfers (including fixed account).............           (1,029,716)              2,478,586                671,186
   Policy charges......................................             (806,882)              (865,472)              (683,641)
   Transfers for policy benefits and terminations......             (725,408)              (915,239)              (527,827)
                                                         --------------------   --------------------   --------------------
     Net increase (decrease) in net assets resulting
        from policy transactions.......................           (1,261,654)              2,083,365                703,733
                                                         --------------------   --------------------   --------------------
     Net increase (decrease) in net assets.............           (2,458,060)              3,152,059              1,706,963
NET ASSETS:
   Beginning of year...................................            13,671,560             10,519,501              8,812,538
                                                         --------------------   --------------------   --------------------
   End of year.........................................  $         11,213,500   $         13,671,560   $         10,519,501
                                                         ====================   ====================   ====================

                                                                               MIST PIMCO TOTAL RETURN
                                                                                 INVESTMENT DIVISION
                                                         ------------------------------------------------------------------
                                                                 2013                   2012                   2011
                                                         -------------------    --------------------   --------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $         2,109,672    $          1,570,173   $          1,281,730
   Net realized gains (losses).........................            1,082,946                 347,234              1,634,121
   Change in unrealized gains (losses) on investments..          (4,155,495)               2,519,869            (1,410,547)
                                                         -------------------    --------------------   --------------------
     Net increase (decrease) in net assets resulting
        from operations................................            (962,877)               4,437,276              1,505,304
                                                         -------------------    --------------------   --------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........            4,702,504               4,797,851              5,110,970
   Net transfers (including fixed account).............            3,443,762               1,382,335              1,024,517
   Policy charges......................................          (3,408,964)             (3,598,862)            (3,416,996)
   Transfers for policy benefits and terminations......          (4,297,571)             (3,664,586)            (3,694,178)
                                                         -------------------    --------------------   --------------------
     Net increase (decrease) in net assets resulting
        from policy transactions.......................              439,731             (1,083,262)              (975,687)
                                                         -------------------    --------------------   --------------------
     Net increase (decrease) in net assets.............            (523,146)               3,354,014                529,617
NET ASSETS:
   Beginning of year...................................           50,485,893              47,131,879             46,602,262
                                                         -------------------    --------------------   --------------------
   End of year.........................................  $        49,962,747    $         50,485,893   $         47,131,879
                                                         ===================    ====================   ====================

                                                                                  MIST PIONEER FUND
                                                                                 INVESTMENT DIVISION
                                                         ------------------------------------------------------------------
                                                                 2013                   2012                   2011
                                                         --------------------   --------------------   --------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $              6,252   $              2,902   $              2,289
   Net realized gains (losses).........................                17,551                  1,266                 21,102
   Change in unrealized gains (losses) on investments..                32,389                 14,560               (30,602)
                                                         --------------------   --------------------   --------------------
     Net increase (decrease) in net assets resulting
        from operations................................                56,192                 18,728                (7,211)
                                                         --------------------   --------------------   --------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........                 1,433                  4,118                  5,551
   Net transfers (including fixed account).............              (14,658)                     15                (1,284)
   Policy charges......................................               (3,841)                (4,551)                (4,647)
   Transfers for policy benefits and terminations......              (29,228)                     --               (61,915)
                                                         --------------------   --------------------   --------------------
     Net increase (decrease) in net assets resulting
        from policy transactions.......................              (46,294)                  (418)               (62,295)
                                                         --------------------   --------------------   --------------------
     Net increase (decrease) in net assets.............                 9,898                 18,310               (69,506)
NET ASSETS:
   Beginning of year...................................               194,664                176,354                245,860
                                                         --------------------   --------------------   --------------------
   End of year.........................................  $            204,562   $            194,664   $            176,354
                                                         ====================   ====================   ====================

(a) Commenced May 3, 2010 and began transactions in 2012.
(b) Commenced April 28, 2008 and began transactions in 2013.
(c) Commenced May 3, 2010 and began transactions in 2013.
(d) Commenced May 3, 2010 and began transactions in 2011.
(e) For the period April 29, 2013 to December 31, 2013.
(f) For the period May 2, 2011 to December 31, 2011.
(g) For the period August 19, 2013 to December 31, 2013.
(h) For the period April 30, 2012 to December 31, 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011


                                                             MIST PYRAMIS
                                                             MANAGED RISK            MIST SCHRODERS GLOBAL MULTI-ASSET
                                                          INVESTMENT DIVISION               INVESTMENT DIVISION
                                                         --------------------  -------------------------------------------
                                                               2013 (e)                2013                 2012 (h)
                                                         --------------------  --------------------   --------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $                  2  $                  1   $                 42
   Net realized gains (losses).........................                     5                   187                    103
   Change in unrealized gains (losses) on investments..                     6                 1,498                   (23)
                                                         --------------------  --------------------   --------------------
     Net increase (decrease) in net assets resulting
        from operations................................                    13                 1,686                    122
                                                         --------------------  --------------------   --------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........                   376                 6,592                    792
   Net transfers (including fixed account).............                    48                11,865                  5,247
   Policy charges......................................                 (139)               (3,230)                  (409)
   Transfers for policy benefits and terminations......                    --                    --                     --
                                                         --------------------  --------------------   --------------------
     Net increase (decrease) in net assets resulting
        from policy transactions.......................                   285                15,227                  5,630
                                                         --------------------  --------------------   --------------------
     Net increase (decrease) in net assets.............                   298                16,913                  5,752
NET ASSETS:
   Beginning of year...................................                    --                 5,752                     --
                                                         --------------------  --------------------   --------------------
   End of year.........................................  $                298  $             22,665   $              5,752
                                                         ====================  ====================   ====================


                                                                           MIST SSGA GROWTH AND INCOME ETF
                                                                                 INVESTMENT DIVISION
                                                         ------------------------------------------------------------------
                                                                 2013                   2012                   2011
                                                         --------------------   --------------------   --------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $            177,538   $            126,210   $             67,326
   Net realized gains (losses).........................               250,766                168,614                123,633
   Change in unrealized gains (losses) on investments..               431,610                365,606              (151,325)
                                                         --------------------   --------------------   --------------------
     Net increase (decrease) in net assets resulting
        from operations................................               859,914                660,430                 39,634
                                                         --------------------   --------------------   --------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........               862,220                646,514                610,076
   Net transfers (including fixed account).............               630,532                942,683                653,921
   Policy charges......................................             (442,367)              (351,822)              (275,433)
   Transfers for policy benefits and terminations......             (250,215)              (341,292)              (235,978)
                                                         --------------------   --------------------   --------------------
     Net increase (decrease) in net assets resulting
        from policy transactions.......................               800,170                896,083                752,586
                                                         --------------------   --------------------   --------------------
     Net increase (decrease) in net assets.............             1,660,084              1,556,513                792,220
NET ASSETS:
   Beginning of year...................................             6,167,640              4,611,127              3,818,907
                                                         --------------------   --------------------   --------------------
   End of year.........................................  $          7,827,724   $          6,167,640   $          4,611,127
                                                         ====================   ====================   ====================


                                                                                MIST SSGA GROWTH ETF
                                                                                 INVESTMENT DIVISION
                                                         ------------------------------------------------------------------
                                                                 2013                   2012                   2011
                                                         --------------------   --------------------   --------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $            102,918   $             74,518   $             52,353
   Net realized gains (losses).........................               255,766                177,699                 63,035
   Change in unrealized gains (losses) on investments..               467,150                279,360              (183,850)
                                                         --------------------   --------------------   --------------------
     Net increase (decrease) in net assets resulting
        from operations................................               825,834                531,577               (68,462)
                                                         --------------------   --------------------   --------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........               588,590                510,609                473,918
   Net transfers (including fixed account).............               627,263                331,103                671,574
   Policy charges......................................             (282,734)              (237,442)              (208,531)
   Transfers for policy benefits and terminations......             (433,221)              (200,877)              (238,362)
                                                         --------------------   --------------------   --------------------
     Net increase (decrease) in net assets resulting
        from policy transactions.......................               499,898                403,393                698,599
                                                         --------------------   --------------------   --------------------
     Net increase (decrease) in net assets.............             1,325,732                934,970                630,137
NET ASSETS:
   Beginning of year...................................             4,244,488              3,309,518              2,679,381
                                                         --------------------   --------------------   --------------------
   End of year.........................................  $          5,570,220   $          4,244,488   $          3,309,518
                                                         ====================   ====================   ====================

(a) Commenced May 3, 2010 and began transactions in 2012.
(b) Commenced April 28, 2008 and began transactions in 2013.
(c) Commenced May 3, 2010 and began transactions in 2013.
(d) Commenced May 3, 2010 and began transactions in 2011.
(e) For the period April 29, 2013 to December 31, 2013.
(f) For the period May 2, 2011 to December 31, 2011.
(g) For the period August 19, 2013 to December 31, 2013.
(h) For the period April 30, 2012 to December 31, 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011


                                                                          MIST T. ROWE PRICE LARGE CAP VALUE
                                                                                  INVESTMENT DIVISION
                                                         --------------------------------------------------------------------
                                                                 2013                    2012                   2011
                                                         --------------------    --------------------   ---------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $             30,041    $             19,582   $               9,481
   Net realized gains (losses).........................                22,312                 (1,403)               (435,260)
   Change in unrealized gains (losses) on investments..               456,298                 181,043                 577,510
                                                         --------------------    --------------------   ---------------------
     Net increase (decrease) in net assets resulting
        from operations................................               508,651                 199,222                 151,731
                                                         --------------------    --------------------   ---------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........                 7,454                   7,131                   4,938
   Net transfers (including fixed account).............               326,923                  49,898             (4,150,820)
   Policy charges......................................              (25,078)                (17,285)                (46,340)
   Transfers for policy benefits and terminations......             (112,478)                     (5)             (1,102,016)
                                                         --------------------    --------------------   ---------------------
     Net increase (decrease) in net assets resulting
        from policy transactions.......................               196,821                  39,739             (5,294,238)
                                                         --------------------    --------------------   ---------------------
     Net increase (decrease) in net assets.............               705,472                 238,961             (5,142,507)
NET ASSETS:
   Beginning of year...................................             1,320,515               1,081,554               6,224,061
                                                         --------------------    --------------------   ---------------------
   End of year.........................................  $          2,025,987    $          1,320,515   $           1,081,554
                                                         ====================    ====================   =====================

                                                                           MIST T. ROWE PRICE MID CAP GROWTH
                                                                                  INVESTMENT DIVISION
                                                         --------------------------------------------------------------------
                                                                  2013                   2012                    2011
                                                         ---------------------   --------------------    --------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $              65,404   $           (29,751)    $           (30,563)
   Net realized gains (losses).........................              1,831,913              2,629,009                 872,771
   Change in unrealized gains (losses) on investments..              5,764,932                206,878             (1,837,318)
                                                         ---------------------   --------------------    --------------------
     Net increase (decrease) in net assets resulting
        from operations................................              7,662,249              2,806,136               (995,110)
                                                         ---------------------   --------------------    --------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........              1,926,999              1,915,712               2,194,867
   Net transfers (including fixed account).............                205,058            (5,662,939)               5,978,566
   Policy charges......................................            (1,381,598)            (1,349,872)             (1,564,864)
   Transfers for policy benefits and terminations......            (1,809,707)            (1,768,009)             (1,643,740)
                                                         ---------------------   --------------------    --------------------
     Net increase (decrease) in net assets resulting
        from policy transactions.......................            (1,059,248)            (6,865,108)               4,964,829
                                                         ---------------------   --------------------    --------------------
     Net increase (decrease) in net assets.............              6,603,001            (4,058,972)               3,969,719
NET ASSETS:
   Beginning of year...................................             21,145,655             25,204,627              21,234,908
                                                         ---------------------   --------------------    --------------------
   End of year.........................................  $          27,748,656   $         21,145,655    $         25,204,627
                                                         =====================   ====================    ====================

                                                                           MIST THIRD AVENUE SMALL CAP VALUE
                                                                                  INVESTMENT DIVISION
                                                         -------------------------------------------------------------------
                                                                 2013                    2012                   2011
                                                         --------------------    --------------------   --------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $              9,744    $                 --   $              9,414
   Net realized gains (losses).........................                47,240                  12,071                 86,881
   Change in unrealized gains (losses) on investments..               199,123                 129,525              (240,493)
                                                         --------------------    --------------------   --------------------
     Net increase (decrease) in net assets resulting
        from operations................................               256,107                 141,596              (144,198)
                                                         --------------------    --------------------   --------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........                18,262                  66,068                 28,968
   Net transfers (including fixed account).............              (70,109)                (58,431)              (400,494)
   Policy charges......................................              (22,081)                (25,818)               (28,620)
   Transfers for policy benefits and terminations......             (106,096)                (47,729)              (225,194)
                                                         --------------------    --------------------   --------------------
     Net increase (decrease) in net assets resulting
        from policy transactions.......................             (180,024)                (65,910)              (625,340)
                                                         --------------------    --------------------   --------------------
     Net increase (decrease) in net assets.............                76,083                  75,686              (769,538)
NET ASSETS:
   Beginning of year...................................               881,737                 806,051              1,575,589
                                                         --------------------    --------------------   --------------------
   End of year.........................................  $            957,820    $            881,737   $            806,051
                                                         ====================    ====================   ====================

(a) Commenced May 3, 2010 and began transactions in 2012.
(b) Commenced April 28, 2008 and began transactions in 2013.
(c) Commenced May 3, 2010 and began transactions in 2013.
(d) Commenced May 3, 2010 and began transactions in 2011.
(e) For the period April 29, 2013 to December 31, 2013.
(f) For the period May 2, 2011 to December 31, 2011.
(g) For the period August 19, 2013 to December 31, 2013.
(h) For the period April 30, 2012 to December 31, 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011


                                                                        MSF BAILLIE GIFFORD INTERNATIONAL STOCK
                                                                                  INVESTMENT DIVISION
                                                         --------------------------------------------------------------------
                                                                 2013                    2012                    2011
                                                         --------------------    --------------------   ---------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $            476,439    $            341,410   $             546,449
   Net realized gains (losses).........................             (474,270)             (1,190,404)               (808,593)
   Change in unrealized gains (losses) on investments..             5,921,616               7,502,480             (8,900,342)
                                                         --------------------    --------------------   ---------------------
     Net increase (decrease) in net assets resulting
        from operations................................             5,923,785               6,653,486             (9,162,486)
                                                         --------------------    --------------------   ---------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........             4,172,944               4,637,990               4,892,915
   Net transfers (including fixed account).............              (82,846)             (1,376,713)                 100,755
   Policy charges......................................           (2,853,344)             (2,907,524)             (3,147,651)
   Transfers for policy benefits and terminations......           (2,703,864)             (2,527,135)             (2,530,848)
                                                         --------------------    --------------------   ---------------------
     Net increase (decrease) in net assets resulting
        from policy transactions.......................           (1,467,110)             (2,173,382)               (684,829)
                                                         --------------------    --------------------   ---------------------
     Net increase (decrease) in net assets.............             4,456,675               4,480,104             (9,847,315)
NET ASSETS:
   Beginning of year...................................            40,399,665              35,919,561              45,766,876
                                                         --------------------    --------------------   ---------------------
   End of year.........................................  $         44,856,340    $         40,399,665   $          35,919,561
                                                         ====================    ====================   =====================

                                                                           MSF BARCLAYS AGGREGATE BOND INDEX
                                                                                  INVESTMENT DIVISION
                                                         --------------------------------------------------------------------
                                                                 2013                    2012                    2011
                                                         --------------------    --------------------    --------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $          4,070,313    $          4,231,088    $          3,875,815
   Net realized gains (losses).........................               125,172                 604,720                 843,640
   Change in unrealized gains (losses) on investments..           (6,977,167)               (447,969)               3,276,276
                                                         --------------------    --------------------    --------------------
     Net increase (decrease) in net assets resulting
        from operations................................           (2,781,682)               4,387,839               7,995,731
                                                         --------------------    --------------------    --------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........            11,646,001              12,468,986              12,546,475
   Net transfers (including fixed account).............            11,038,720               7,067,547             (5,035,008)
   Policy charges......................................           (8,147,262)             (8,609,472)             (8,528,408)
   Transfers for policy benefits and terminations......           (6,747,468)             (7,662,930)            (12,699,958)
                                                         --------------------    --------------------    --------------------
     Net increase (decrease) in net assets resulting
        from policy transactions.......................             7,789,991               3,264,131            (13,716,899)
                                                         --------------------    --------------------    --------------------
     Net increase (decrease) in net assets.............             5,008,309               7,651,970             (5,721,168)
NET ASSETS:
   Beginning of year...................................           116,415,557             108,763,587             114,484,755
                                                         --------------------    --------------------    --------------------
   End of year.........................................  $        121,423,866    $        116,415,557    $        108,763,587
                                                         ====================    ====================    ====================

                                                                               MSF BLACKROCK BOND INCOME
                                                                                  INVESTMENT DIVISION
                                                         --------------------------------------------------------------------
                                                                  2013                   2012                    2011
                                                         ---------------------   ---------------------   --------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $           2,989,203   $           1,971,467   $          2,986,399
   Net realized gains (losses).........................              2,148,415                 905,570                132,024
   Change in unrealized gains (losses) on investments..            (6,076,619)               2,995,775              1,930,533
                                                         ---------------------   ---------------------   --------------------
     Net increase (decrease) in net assets resulting
        from operations................................              (939,001)               5,872,812              5,048,956
                                                         ---------------------   ---------------------   --------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........              7,196,561               7,520,502              7,828,777
   Net transfers (including fixed account).............                376,688                 238,363            (1,265,327)
   Policy charges......................................            (5,905,721)             (6,492,283)            (6,574,083)
   Transfers for policy benefits and terminations......            (4,992,049)             (5,691,274)            (5,835,954)
                                                         ---------------------   ---------------------   --------------------
     Net increase (decrease) in net assets resulting
        from policy transactions.......................            (3,324,521)             (4,424,692)            (5,846,587)
                                                         ---------------------   ---------------------   --------------------
     Net increase (decrease) in net assets.............            (4,263,522)               1,448,120              (797,631)
NET ASSETS:
   Beginning of year...................................             85,513,325              84,065,205             84,862,836
                                                         ---------------------   ---------------------   --------------------
   End of year.........................................  $          81,249,803   $          85,513,325   $         84,065,205
                                                         =====================   =====================   ====================

(a) Commenced May 3, 2010 and began transactions in 2012.
(b) Commenced April 28, 2008 and began transactions in 2013.
(c) Commenced May 3, 2010 and began transactions in 2013.
(d) Commenced May 3, 2010 and began transactions in 2011.
(e) For the period April 29, 2013 to December 31, 2013.
(f) For the period May 2, 2011 to December 31, 2011.
(g) For the period August 19, 2013 to December 31, 2013.
(h) For the period April 30, 2012 to December 31, 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011


                                                                          MSF BLACKROCK CAPITAL APPRECIATION
                                                                                  INVESTMENT DIVISION
                                                         -------------------------------------------------------------------
                                                                 2013                    2012                   2011
                                                         --------------------   ---------------------   --------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $            135,824   $              33,557   $              6,652
   Net realized gains (losses).........................               321,200                 261,278                137,813
   Change in unrealized gains (losses) on investments..             4,769,715               1,344,869              (879,158)
                                                         --------------------   ---------------------   --------------------
     Net increase (decrease) in net assets resulting
        from operations................................             5,226,739               1,639,704              (734,693)
                                                         --------------------   ---------------------   --------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........             1,539,986               2,048,562              1,133,989
   Net transfers (including fixed account).............             1,984,291               4,185,125              1,403,176
   Policy charges......................................             (888,848)               (887,196)              (567,701)
   Transfers for policy benefits and terminations......             (994,087)               (341,906)            (1,189,484)
                                                         --------------------   ---------------------   --------------------
     Net increase (decrease) in net assets resulting
        from policy transactions.......................             1,641,342               5,004,585                779,980
                                                         --------------------   ---------------------   --------------------
     Net increase (decrease) in net assets.............             6,868,081               6,644,289                 45,287
NET ASSETS:
   Beginning of year...................................            14,012,099               7,367,810              7,322,523
                                                         --------------------   ---------------------   --------------------
   End of year.........................................  $         20,880,180   $          14,012,099   $          7,367,810
                                                         ====================   =====================   ====================

                                                                               MSF BLACKROCK DIVERSIFIED
                                                                                  INVESTMENT DIVISION
                                                         -------------------------------------------------------------------
                                                                 2013                    2012                   2011
                                                         --------------------    --------------------   --------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $          5,446,288    $          4,600,384   $          4,934,321
   Net realized gains (losses).........................             2,747,913               1,094,116              (191,522)
   Change in unrealized gains (losses) on investments..            43,444,585              23,691,349              3,658,514
                                                         --------------------    --------------------   --------------------
     Net increase (decrease) in net assets resulting
        from operations................................            51,638,786              29,385,849              8,401,313
                                                         --------------------    --------------------   --------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........            24,527,235              26,242,636             27,879,758
   Net transfers (including fixed account).............             (283,654)             (1,486,565)              (878,239)
   Policy charges......................................          (22,861,275)            (23,779,226)           (23,910,845)
   Transfers for policy benefits and terminations......          (17,190,722)            (18,935,103)           (19,040,111)
                                                         --------------------    --------------------   --------------------
     Net increase (decrease) in net assets resulting
        from policy transactions.......................          (15,808,416)            (17,958,258)           (15,949,437)
                                                         --------------------    --------------------   --------------------
     Net increase (decrease) in net assets.............            35,830,370              11,427,591            (7,548,124)
NET ASSETS:
   Beginning of year...................................           266,981,783             255,554,192            263,102,316
                                                         --------------------    --------------------   --------------------
   End of year.........................................  $        302,812,153    $        266,981,783   $        255,554,192
                                                         ====================    ====================   ====================

                                                                            MSF BLACKROCK LARGE CAP VALUE
                                                                                 INVESTMENT DIVISION
                                                         -------------------------------------------------------------------
                                                                 2013                   2012                    2011
                                                         --------------------   --------------------    --------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $            205,780   $            209,379    $            129,733
   Net realized gains (losses).........................               916,715              2,007,312                (80,782)
   Change in unrealized gains (losses) on investments..             3,399,848              (358,711)                 254,349
                                                         --------------------   --------------------    --------------------
     Net increase (decrease) in net assets resulting
        from operations................................             4,522,343              1,857,980                 303,300
                                                         --------------------   --------------------    --------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........             1,703,921              1,824,774               1,997,147
   Net transfers (including fixed account).............               136,294              (541,800)                  22,211
   Policy charges......................................           (1,017,256)              (986,361)               (953,175)
   Transfers for policy benefits and terminations......           (1,178,677)            (1,176,695)               (955,568)
                                                         --------------------   --------------------    --------------------
     Net increase (decrease) in net assets resulting
        from policy transactions.......................             (355,718)              (880,082)                 110,615
                                                         --------------------   --------------------    --------------------
     Net increase (decrease) in net assets.............             4,166,625                977,898                 413,915
NET ASSETS:
   Beginning of year...................................            14,290,950             13,313,052              12,899,137
                                                         --------------------   --------------------    --------------------
   End of year.........................................  $         18,457,575   $         14,290,950    $         13,313,052
                                                         ====================   ====================    ====================

(a) Commenced May 3, 2010 and began transactions in 2012.
(b) Commenced April 28, 2008 and began transactions in 2013.
(c) Commenced May 3, 2010 and began transactions in 2013.
(d) Commenced May 3, 2010 and began transactions in 2011.
(e) For the period April 29, 2013 to December 31, 2013.
(f) For the period May 2, 2011 to December 31, 2011.
(g) For the period August 19, 2013 to December 31, 2013.
(h) For the period April 30, 2012 to December 31, 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011


                                                                             MSF BLACKROCK MONEY MARKET
                                                                                 INVESTMENT DIVISION
                                                         ------------------------------------------------------------------
                                                                 2013                   2012                   2011
                                                         --------------------   --------------------   --------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $           (45,649)   $           (48,731)   $           (47,046)
   Net realized gains (losses).........................                    --                     --                     --
   Change in unrealized gains (losses) on investments..                    --                     --                     --
                                                         --------------------   --------------------   --------------------
     Net increase (decrease) in net assets resulting
        from operations................................              (45,649)               (48,731)               (47,046)
                                                         --------------------   --------------------   --------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........             3,313,077              1,122,876              6,905,158
   Net transfers (including fixed account).............               981,039              4,792,952           (10,656,392)
   Policy charges......................................           (1,064,647)              (709,203)            (1,223,525)
   Transfers for policy benefits and terminations......           (2,676,395)            (2,666,648)            (4,013,323)
                                                         --------------------   --------------------   --------------------
     Net increase (decrease) in net assets resulting
        from policy transactions.......................               553,074              2,539,977            (8,988,082)
                                                         --------------------   --------------------   --------------------
     Net increase (decrease) in net assets.............               507,425              2,491,246            (9,035,128)
NET ASSETS:
   Beginning of year...................................            23,274,454             20,783,208             29,818,336
                                                         --------------------   --------------------   --------------------
   End of year.........................................  $         23,781,879   $         23,274,454   $         20,783,208
                                                         ====================   ====================   ====================

                                                                               MSF DAVIS VENTURE VALUE
                                                                                 INVESTMENT DIVISION
                                                         ------------------------------------------------------------------
                                                                 2013                   2012                   2011
                                                         --------------------   --------------------   --------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $            855,040   $            426,207   $            594,738
   Net realized gains (losses).........................             2,782,148                549,533                492,146
   Change in unrealized gains (losses) on investments..            15,346,828              5,763,493            (3,392,027)
                                                         --------------------   --------------------   --------------------
     Net increase (decrease) in net assets resulting
        from operations................................            18,984,016              6,739,233            (2,305,143)
                                                         --------------------   --------------------   --------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........             5,941,838              6,480,032              7,273,891
   Net transfers (including fixed account).............           (2,306,865)              (813,439)                 33,336
   Policy charges......................................           (3,965,087)            (3,889,505)            (4,125,791)
   Transfers for policy benefits and terminations......           (4,143,551)            (3,947,761)            (5,136,119)
                                                         --------------------   --------------------   --------------------
     Net increase (decrease) in net assets resulting
        from policy transactions.......................           (4,473,665)            (2,170,673)            (1,954,683)
                                                         --------------------   --------------------   --------------------
     Net increase (decrease) in net assets.............            14,510,351              4,568,560            (4,259,826)
NET ASSETS:
   Beginning of year...................................            58,219,352             53,650,792             57,910,618
                                                         --------------------   --------------------   --------------------
   End of year.........................................  $         72,729,703   $         58,219,352   $         53,650,792
                                                         ====================   ====================   ====================

                                                                             MSF FRONTIER MID CAP GROWTH
                                                                                 INVESTMENT DIVISION
                                                         ------------------------------------------------------------------
                                                                2013                    2012                   2011
                                                         -------------------    --------------------   --------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $         1,219,986    $        (1,258,555)   $          (701,469)
   Net realized gains (losses).........................           10,646,811               2,892,428              2,544,325
   Change in unrealized gains (losses) on investments..           45,562,137              17,096,166            (8,863,059)
                                                         -------------------    --------------------   --------------------
     Net increase (decrease) in net assets resulting
        from operations................................           57,428,934              18,730,039            (7,020,203)
                                                         -------------------    --------------------   --------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........           15,025,336              17,178,798             17,102,384
   Net transfers (including fixed account).............          (9,140,683)             (3,218,712)              3,214,026
   Policy charges......................................         (13,251,775)            (13,834,330)           (14,177,756)
   Transfers for policy benefits and terminations......         (12,787,266)            (13,147,114)           (14,269,181)
                                                         -------------------    --------------------   --------------------
     Net increase (decrease) in net assets resulting
        from policy transactions.......................         (20,154,388)            (13,021,358)            (8,130,527)
                                                         -------------------    --------------------   --------------------
     Net increase (decrease) in net assets.............           37,274,546               5,708,681           (15,150,730)
NET ASSETS:
   Beginning of year...................................          190,699,476             184,990,795            200,141,525
                                                         -------------------    --------------------   --------------------
   End of year.........................................  $       227,974,022    $        190,699,476   $        184,990,795
                                                         ===================    ====================   ====================

(a) Commenced May 3, 2010 and began transactions in 2012.
(b) Commenced April 28, 2008 and began transactions in 2013.
(c) Commenced May 3, 2010 and began transactions in 2013.
(d) Commenced May 3, 2010 and began transactions in 2011.
(e) For the period April 29, 2013 to December 31, 2013.
(f) For the period May 2, 2011 to December 31, 2011.
(g) For the period August 19, 2013 to December 31, 2013.
(h) For the period April 30, 2012 to December 31, 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011


                                                                                  MSF JENNISON GROWTH
                                                                                  INVESTMENT DIVISION
                                                         -------------------------------------------------------------------
                                                                 2013                    2012                   2011
                                                         --------------------    --------------------   --------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $             69,286    $             28,105   $             35,563
   Net realized gains (losses).........................               748,650               2,811,173                251,119
   Change in unrealized gains (losses) on investments..             5,442,828               (683,735)              (215,551)
                                                         --------------------    --------------------   --------------------
     Net increase (decrease) in net assets resulting
        from operations................................             6,260,764               2,155,543                 71,131
                                                         --------------------    --------------------   --------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........             1,523,693               1,531,550              1,444,160
   Net transfers (including fixed account).............             (654,269)               2,297,949               (43,841)
   Policy charges......................................           (1,190,262)             (1,167,566)            (1,041,433)
   Transfers for policy benefits and terminations......           (1,960,411)             (1,209,351)            (1,671,932)
                                                         --------------------    --------------------   --------------------
     Net increase (decrease) in net assets resulting
        from policy transactions.......................           (2,281,249)               1,452,582            (1,313,046)
                                                         --------------------    --------------------   --------------------
     Net increase (decrease) in net assets.............             3,979,515               3,608,125            (1,241,915)
NET ASSETS:
   Beginning of year...................................            17,774,611              14,166,486             15,408,401
                                                         --------------------    --------------------   --------------------
   End of year.........................................  $         21,754,126    $         17,774,611   $         14,166,486
                                                         ====================    ====================   ====================

                                                                          MSF LOOMIS SAYLES SMALL CAP CORE
                                                                                 INVESTMENT DIVISION
                                                         -------------------------------------------------------------------
                                                                 2013                   2012                    2011
                                                         --------------------   --------------------   ---------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $             72,558   $           (18,930)   $               1,388
   Net realized gains (losses).........................             2,242,704                734,986                 258,722
   Change in unrealized gains (losses) on investments..             5,169,026              1,736,369               (166,265)
                                                         --------------------   --------------------   ---------------------
     Net increase (decrease) in net assets resulting
        from operations................................             7,484,288              2,452,425                  93,845
                                                         --------------------   --------------------   ---------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........             1,615,232              1,746,601               1,937,235
   Net transfers (including fixed account).............             (215,054)              (297,817)               (342,656)
   Policy charges......................................           (1,228,517)            (1,178,997)             (1,184,554)
   Transfers for policy benefits and terminations......           (1,483,788)            (1,329,599)             (1,342,670)
                                                         --------------------   --------------------   ---------------------
     Net increase (decrease) in net assets resulting
        from policy transactions.......................           (1,312,127)            (1,059,812)               (932,645)
                                                         --------------------   --------------------   ---------------------
     Net increase (decrease) in net assets.............             6,172,161              1,392,613               (838,800)
NET ASSETS:
   Beginning of year...................................            18,836,597             17,443,984              18,282,784
                                                         --------------------   --------------------   ---------------------
   End of year.........................................  $         25,008,758   $         18,836,597   $          17,443,984
                                                         ====================   ====================   =====================

                                                                         MSF LOOMIS SAYLES SMALL CAP GROWTH
                                                                                 INVESTMENT DIVISION
                                                         ------------------------------------------------------------------
                                                                 2013                   2012                   2011
                                                         --------------------   --------------------   --------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $            (8,824)   $            (7,211)   $            (7,268)
   Net realized gains (losses).........................               444,863                192,524                104,198
   Change in unrealized gains (losses) on investments..             3,463,471                678,535                121,090
                                                         --------------------   --------------------   --------------------
     Net increase (decrease) in net assets resulting
        from operations................................             3,899,510                863,848                218,020
                                                         --------------------   --------------------   --------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........               804,491                809,473                919,698
   Net transfers (including fixed account).............               748,405              (560,400)                627,796
   Policy charges......................................             (585,929)              (544,759)              (543,214)
   Transfers for policy benefits and terminations......             (824,857)              (652,904)              (472,962)
                                                         --------------------   --------------------   --------------------
     Net increase (decrease) in net assets resulting
        from policy transactions.......................               142,110              (948,590)                531,318
                                                         --------------------   --------------------   --------------------
     Net increase (decrease) in net assets.............             4,041,620               (84,742)                749,338
NET ASSETS:
   Beginning of year...................................             8,095,037              8,179,779              7,430,441
                                                         --------------------   --------------------   --------------------
   End of year.........................................  $         12,136,657   $          8,095,037   $          8,179,779
                                                         ====================   ====================   ====================

(a) Commenced May 3, 2010 and began transactions in 2012.
(b) Commenced April 28, 2008 and began transactions in 2013.
(c) Commenced May 3, 2010 and began transactions in 2013.
(d) Commenced May 3, 2010 and began transactions in 2011.
(e) For the period April 29, 2013 to December 31, 2013.
(f) For the period May 2, 2011 to December 31, 2011.
(g) For the period August 19, 2013 to December 31, 2013.
(h) For the period April 30, 2012 to December 31, 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011


                                                                             MSF MET/ARTISAN MID CAP VALUE
                                                                                  INVESTMENT DIVISION
                                                         --------------------------------------------------------------------
                                                                 2013                    2012                    2011
                                                         ---------------------   --------------------    --------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $             506,787   $            436,661    $            407,836
   Net realized gains (losses).........................                684,691              (286,700)               (412,007)
   Change in unrealized gains (losses) on investments..             16,708,173              5,263,295               3,096,938
                                                         ---------------------   --------------------    --------------------
     Net increase (decrease) in net assets resulting
        from operations................................             17,899,651              5,413,256               3,092,767
                                                         ---------------------   --------------------    --------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........              4,818,272              5,235,295               5,738,107
   Net transfers (including fixed account).............              (164,067)              (939,024)               (545,207)
   Policy charges......................................            (3,575,679)            (3,448,574)             (3,492,122)
   Transfers for policy benefits and terminations......            (4,519,220)            (3,304,159)             (4,205,697)
                                                         ---------------------   --------------------    --------------------
     Net increase (decrease) in net assets resulting
        from policy transactions.......................            (3,440,694)            (2,456,462)             (2,504,919)
                                                         ---------------------   --------------------    --------------------
     Net increase (decrease) in net assets.............             14,458,957              2,956,794                 587,848
NET ASSETS:
   Beginning of year...................................             50,145,783             47,188,989              46,601,141
                                                         ---------------------   --------------------    --------------------
   End of year.........................................  $          64,604,740   $         50,145,783    $         47,188,989
                                                         =====================   ====================    ====================

                                                                          MSF METLIFE CONSERVATIVE ALLOCATION
                                                                                  INVESTMENT DIVISION
                                                         ---------------------------------------------------------------------
                                                                  2013                   2012                    2011
                                                         ---------------------   ---------------------   ---------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $             160,505   $             138,695   $              90,783
   Net realized gains (losses).........................                 81,883                 174,266                  77,218
   Change in unrealized gains (losses) on investments..               (14,063)                 123,869                (37,275)
                                                         ---------------------   ---------------------   ---------------------
     Net increase (decrease) in net assets resulting
        from operations................................                228,325                 436,830                 130,726
                                                         ---------------------   ---------------------   ---------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........                533,556                 568,235                 485,812
   Net transfers (including fixed account).............              (150,585)               1,144,105                 943,856
   Policy charges......................................              (484,460)               (430,185)               (382,404)
   Transfers for policy benefits and terminations......              (355,218)               (704,305)               (843,231)
                                                         ---------------------   ---------------------   ---------------------
     Net increase (decrease) in net assets resulting
        from policy transactions.......................              (456,707)                 577,850                 204,033
                                                         ---------------------   ---------------------   ---------------------
     Net increase (decrease) in net assets.............              (228,382)               1,014,680                 334,759
NET ASSETS:
   Beginning of year...................................              5,385,935               4,371,255               4,036,496
                                                         ---------------------   ---------------------   ---------------------
   End of year.........................................  $           5,157,553   $           5,385,935   $           4,371,255
                                                         =====================   =====================   =====================

                                                                    MSF METLIFE CONSERVATIVE TO MODERATE ALLOCATION
                                                                                  INVESTMENT DIVISION
                                                         --------------------------------------------------------------------
                                                                 2013                    2012                    2011
                                                         --------------------    --------------------   ---------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $            235,287    $            205,059   $             143,058
   Net realized gains (losses).........................               306,341                  81,535                 135,436
   Change in unrealized gains (losses) on investments..               418,401                 541,162               (210,123)
                                                         --------------------    --------------------   ---------------------
     Net increase (decrease) in net assets resulting
        from operations................................               960,029                 827,756                  68,371
                                                         --------------------    --------------------   ---------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........             1,011,525               1,481,933                 968,450
   Net transfers (including fixed account).............               150,570                 843,570               (142,377)
   Policy charges......................................             (748,237)               (736,496)               (655,066)
   Transfers for policy benefits and terminations......             (741,985)               (304,695)               (600,517)
                                                         --------------------    --------------------   ---------------------
     Net increase (decrease) in net assets resulting
        from policy transactions.......................             (328,127)               1,284,312               (429,510)
                                                         --------------------    --------------------   ---------------------
     Net increase (decrease) in net assets.............               631,902               2,112,068               (361,139)
NET ASSETS:
   Beginning of year...................................             8,676,630               6,564,562               6,925,701
                                                         --------------------    --------------------   ---------------------
   End of year.........................................  $          9,308,532    $          8,676,630   $           6,564,562
                                                         ====================    ====================   =====================

(a) Commenced May 3, 2010 and began transactions in 2012.
(b) Commenced April 28, 2008 and began transactions in 2013.
(c) Commenced May 3, 2010 and began transactions in 2013.
(d) Commenced May 3, 2010 and began transactions in 2011.
(e) For the period April 29, 2013 to December 31, 2013.
(f) For the period May 2, 2011 to December 31, 2011.
(g) For the period August 19, 2013 to December 31, 2013.
(h) For the period April 30, 2012 to December 31, 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011


                                                                            MSF METLIFE MID CAP STOCK INDEX
                                                                                  INVESTMENT DIVISION
                                                         --------------------------------------------------------------------
                                                                 2013                    2012                   2011
                                                         --------------------   ---------------------   ---------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $            921,665   $             611,419   $             541,527
   Net realized gains (losses).........................             4,180,005               3,617,861               3,401,215
   Change in unrealized gains (losses) on investments..            18,736,176               6,545,785             (4,954,472)
                                                         --------------------   ---------------------   ---------------------
     Net increase (decrease) in net assets resulting
        from operations................................            23,837,846              10,775,065             (1,011,730)
                                                         --------------------   ---------------------   ---------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........             6,442,989               6,251,227               6,663,417
   Net transfers (including fixed account).............             6,297,964               (874,909)                 550,217
   Policy charges......................................           (4,821,378)             (4,370,955)             (4,391,491)
   Transfers for policy benefits and terminations......           (5,452,511)             (4,820,226)             (4,758,860)
                                                         --------------------   ---------------------   ---------------------
     Net increase (decrease) in net assets resulting
        from policy transactions.......................             2,467,064             (3,814,863)             (1,936,717)
                                                         --------------------   ---------------------   ---------------------
     Net increase (decrease) in net assets.............            26,304,910               6,960,202             (2,948,447)
NET ASSETS:
   Beginning of year...................................            69,807,817              62,847,615              65,796,062
                                                         --------------------   ---------------------   ---------------------
   End of year.........................................  $         96,112,727   $          69,807,817   $          62,847,615
                                                         ====================   =====================   =====================

                                                                            MSF METLIFE MODERATE ALLOCATION
                                                                                  INVESTMENT DIVISION
                                                         --------------------------------------------------------------------
                                                                 2013                    2012                   2011
                                                         --------------------   ---------------------   ---------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $            978,796   $             983,338   $             602,357
   Net realized gains (losses).........................             1,591,249                 307,411                 234,474
   Change in unrealized gains (losses) on investments..             5,640,223               3,912,908             (1,362,402)
                                                         --------------------   ---------------------   ---------------------
     Net increase (decrease) in net assets resulting
        from operations................................             8,210,268               5,203,657               (525,571)
                                                         --------------------   ---------------------   ---------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........             5,151,753               5,386,770               5,784,576
   Net transfers (including fixed account).............             (136,518)               1,630,562               3,395,270
   Policy charges......................................           (3,553,677)             (3,268,135)             (3,141,873)
   Transfers for policy benefits and terminations......           (3,662,499)             (3,139,425)             (3,138,424)
                                                         --------------------   ---------------------   ---------------------
     Net increase (decrease) in net assets resulting
        from policy transactions.......................           (2,200,941)                 609,772               2,899,549
                                                         --------------------   ---------------------   ---------------------
     Net increase (decrease) in net assets.............             6,009,327               5,813,429               2,373,978
NET ASSETS:
   Beginning of year...................................            45,401,738              39,588,309              37,214,331
                                                         --------------------   ---------------------   ---------------------
   End of year.........................................  $         51,411,065   $          45,401,738   $          39,588,309
                                                         ====================   =====================   =====================

                                                                     MSF METLIFE MODERATE TO AGGRESSIVE ALLOCATION
                                                                                  INVESTMENT DIVISION
                                                         --------------------------------------------------------------------
                                                                 2013                    2012                    2011
                                                         --------------------    --------------------   ---------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $          1,331,275    $          1,452,530   $           1,000,387
   Net realized gains (losses).........................             1,631,177                 342,924                 112,005
   Change in unrealized gains (losses) on investments..            15,682,919               8,619,633             (3,772,324)
                                                         --------------------    --------------------   ---------------------
     Net increase (decrease) in net assets resulting
        from operations................................            18,645,371              10,415,087             (2,659,932)
                                                         --------------------    --------------------   ---------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........             9,997,220              10,953,737              12,078,791
   Net transfers (including fixed account).............             (970,786)               (395,131)               1,724,329
   Policy charges......................................           (5,392,604)             (5,381,249)             (5,360,003)
   Transfers for policy benefits and terminations......           (5,660,564)             (4,722,972)             (4,677,007)
                                                         --------------------    --------------------   ---------------------
     Net increase (decrease) in net assets resulting
        from policy transactions.......................           (2,026,734)                 454,385               3,766,110
                                                         --------------------    --------------------   ---------------------
     Net increase (decrease) in net assets.............            16,618,637              10,869,472               1,106,178
NET ASSETS:
   Beginning of year...................................            77,039,719              66,170,247              65,064,069
                                                         --------------------    --------------------   ---------------------
   End of year.........................................  $         93,658,356    $         77,039,719   $          66,170,247
                                                         ====================    ====================   =====================

(a) Commenced May 3, 2010 and began transactions in 2012.
(b) Commenced April 28, 2008 and began transactions in 2013.
(c) Commenced May 3, 2010 and began transactions in 2013.
(d) Commenced May 3, 2010 and began transactions in 2011.
(e) For the period April 29, 2013 to December 31, 2013.
(f) For the period May 2, 2011 to December 31, 2011.
(g) For the period August 19, 2013 to December 31, 2013.
(h) For the period April 30, 2012 to December 31, 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011


                                                                               MSF METLIFE STOCK INDEX
                                                                                 INVESTMENT DIVISION
                                                         -------------------------------------------------------------------
                                                                 2013                   2012                    2011
                                                         --------------------   --------------------    --------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $         13,291,250   $         10,948,530    $          9,520,127
   Net realized gains (losses).........................            24,663,718              8,830,477               3,790,443
   Change in unrealized gains (losses) on investments..           191,004,236             82,239,455             (2,093,968)
                                                         --------------------   --------------------    --------------------
     Net increase (decrease) in net assets resulting
        from operations................................           228,959,204            102,018,462              11,216,602
                                                         --------------------   --------------------    --------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........            74,274,408             78,256,067              80,842,256
   Net transfers (including fixed account).............          (13,931,092)           (12,171,521)             (3,601,844)
   Policy charges......................................          (46,520,238)           (45,906,276)            (44,463,278)
   Transfers for policy benefits and terminations......          (56,333,579)           (51,016,668)            (47,119,534)
                                                         --------------------   --------------------    --------------------
     Net increase (decrease) in net assets resulting
        from policy transactions.......................          (42,510,501)           (30,838,398)            (14,342,400)
                                                         --------------------   --------------------    --------------------
     Net increase (decrease) in net assets.............           186,448,703             71,180,064             (3,125,798)
NET ASSETS:
   Beginning of year...................................           739,806,231            668,626,167             671,751,965
                                                         --------------------   --------------------    --------------------
   End of year.........................................  $        926,254,934   $        739,806,231    $        668,626,167
                                                         ====================   ====================    ====================

                                                                                MSF MFS TOTAL RETURN
                                                                                 INVESTMENT DIVISION
                                                         ------------------------------------------------------------------
                                                                 2013                   2012                   2011
                                                         --------------------   --------------------   --------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $            218,647   $            214,049   $            202,563
   Net realized gains (losses).........................                99,210                 32,260               (29,847)
   Change in unrealized gains (losses) on investments..             1,215,884                595,278               (11,189)
                                                         --------------------   --------------------   --------------------
     Net increase (decrease) in net assets resulting
        from operations................................             1,533,741                841,587                161,527
                                                         --------------------   --------------------   --------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........               855,275                920,793              1,027,479
   Net transfers (including fixed account).............               222,090                252,642              (126,958)
   Policy charges......................................             (611,556)              (606,480)              (606,881)
   Transfers for policy benefits and terminations......             (576,957)              (627,444)              (801,101)
                                                         --------------------   --------------------   --------------------
     Net increase (decrease) in net assets resulting
        from policy transactions.......................             (111,148)               (60,489)              (507,461)
                                                         --------------------   --------------------   --------------------
     Net increase (decrease) in net assets.............             1,422,593                781,098              (345,934)
NET ASSETS:
   Beginning of year...................................             8,143,436              7,362,338              7,708,272
                                                         --------------------   --------------------   --------------------
   End of year.........................................  $          9,566,029   $          8,143,436   $          7,362,338
                                                         ====================   ====================   ====================

                                                                                    MSF MFS VALUE
                                                                                 INVESTMENT DIVISION
                                                         -------------------------------------------------------------------
                                                                 2013                   2012                    2011
                                                         --------------------   ---------------------   --------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $          1,170,720   $           1,031,624   $            789,787
   Net realized gains (losses).........................             3,182,904                 969,095               (44,982)
   Change in unrealized gains (losses) on investments..            17,288,533               6,505,435              (346,891)
                                                         --------------------   ---------------------   --------------------
     Net increase (decrease) in net assets resulting
        from operations................................            21,642,157               8,506,154                397,914
                                                         --------------------   ---------------------   --------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........             5,983,336               5,745,674              6,217,602
   Net transfers (including fixed account).............             7,686,212               (975,483)                423,365
   Policy charges......................................           (4,505,565)             (3,989,183)            (3,874,897)
   Transfers for policy benefits and terminations......           (4,815,384)             (3,759,106)            (4,853,465)
                                                         --------------------   ---------------------   --------------------
     Net increase (decrease) in net assets resulting
        from policy transactions.......................             4,348,599             (2,978,098)            (2,087,395)
                                                         --------------------   ---------------------   --------------------
     Net increase (decrease) in net assets.............            25,990,756               5,528,056            (1,689,481)
NET ASSETS:
   Beginning of year...................................            57,891,425              52,363,369             54,052,850
                                                         --------------------   ---------------------   --------------------
   End of year.........................................  $         83,882,181   $          57,891,425   $         52,363,369
                                                         ====================   =====================   ====================

(a) Commenced May 3, 2010 and began transactions in 2012.
(b) Commenced April 28, 2008 and began transactions in 2013.
(c) Commenced May 3, 2010 and began transactions in 2013.
(d) Commenced May 3, 2010 and began transactions in 2011.
(e) For the period April 29, 2013 to December 31, 2013.
(f) For the period May 2, 2011 to December 31, 2011.
(g) For the period August 19, 2013 to December 31, 2013.
(h) For the period April 30, 2012 to December 31, 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011


                                                                                 MSF MSCI EAFE INDEX
                                                                                 INVESTMENT DIVISION
                                                         ------------------------------------------------------------------
                                                                 2013                   2012                   2011
                                                         --------------------   --------------------   --------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $          2,211,085   $          1,958,070   $          1,512,474
   Net realized gains (losses).........................               838,301               (63,228)                137,025
   Change in unrealized gains (losses) on investments..            11,746,223              9,143,347            (9,604,700)
                                                         --------------------   --------------------   --------------------
     Net increase (decrease) in net assets resulting
        from operations................................            14,795,609             11,038,189            (7,955,201)
                                                         --------------------   --------------------   --------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........             6,716,745              6,997,903              7,277,374
   Net transfers (including fixed account).............               128,185            (1,236,350)              3,903,398
   Policy charges......................................           (4,441,685)            (4,297,245)            (4,316,752)
   Transfers for policy benefits and terminations......           (4,377,881)            (4,040,162)            (4,517,098)
                                                         --------------------   --------------------   --------------------
     Net increase (decrease) in net assets resulting
        from policy transactions.......................           (1,974,636)            (2,575,854)              2,346,922
                                                         --------------------   --------------------   --------------------
     Net increase (decrease) in net assets.............            12,820,973              8,462,335            (5,608,279)
NET ASSETS:
   Beginning of year...................................            68,221,885             59,759,550             65,367,829
                                                         --------------------   --------------------   --------------------
   End of year.........................................  $         81,042,858   $         68,221,885   $         59,759,550
                                                         ====================   ====================   ====================

                                                                            MSF NEUBERGER BERMAN GENESIS
                                                                                 INVESTMENT DIVISION
                                                         ------------------------------------------------------------------
                                                                 2013                   2012                   2011
                                                         --------------------   --------------------   --------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $            655,453   $            222,015   $            520,241
   Net realized gains (losses).........................               614,602              (730,868)              (976,828)
   Change in unrealized gains (losses) on investments..            30,722,824              8,168,095              4,961,322
                                                         --------------------   --------------------   --------------------
     Net increase (decrease) in net assets resulting
        from operations................................            31,992,879              7,659,242              4,504,735
                                                         --------------------   --------------------   --------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........             8,008,218              8,263,575              8,942,665
   Net transfers (including fixed account).............             3,343,892            (1,257,789)            (1,072,904)
   Policy charges......................................           (6,107,509)            (5,820,066)            (5,900,591)
   Transfers for policy benefits and terminations......           (6,615,611)            (5,714,422)            (5,912,935)
                                                         --------------------   --------------------   --------------------
     Net increase (decrease) in net assets resulting
        from policy transactions.......................           (1,371,010)            (4,528,702)            (3,943,765)
                                                         --------------------   --------------------   --------------------
     Net increase (decrease) in net assets.............            30,621,869              3,130,540                560,970
NET ASSETS:
   Beginning of year...................................            82,409,606             79,279,066             78,718,096
                                                         --------------------   --------------------   --------------------
   End of year.........................................  $        113,031,475   $         82,409,606   $         79,279,066
                                                         ====================   ====================   ====================

                                                                               MSF RUSSELL 2000 INDEX
                                                                                 INVESTMENT DIVISION
                                                         ------------------------------------------------------------------
                                                                 2013                   2012                   2011
                                                         --------------------   --------------------   --------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $            935,087   $            584,115   $            521,188
   Net realized gains (losses).........................             1,797,318                721,576                734,988
   Change in unrealized gains (losses) on investments..            17,937,722              6,793,518            (3,300,203)
                                                         --------------------   --------------------   --------------------
     Net increase (decrease) in net assets resulting
        from operations................................            20,670,127              8,099,209            (2,044,027)
                                                         --------------------   --------------------   --------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........             4,998,071              5,255,166              5,547,834
   Net transfers (including fixed account).............           (1,828,111)            (1,271,073)                238,532
   Policy charges......................................           (3,577,463)            (3,472,278)            (3,520,009)
   Transfers for policy benefits and terminations......           (3,961,136)            (3,852,208)            (5,646,773)
                                                         --------------------   --------------------   --------------------
     Net increase (decrease) in net assets resulting
        from policy transactions.......................           (4,368,639)            (3,340,393)            (3,380,416)
                                                         --------------------   --------------------   --------------------
     Net increase (decrease) in net assets.............            16,301,488              4,758,816            (5,424,443)
NET ASSETS:
   Beginning of year...................................            55,930,600             51,171,784             56,596,227
                                                         --------------------   --------------------   --------------------
   End of year.........................................  $         72,232,088   $         55,930,600   $         51,171,784
                                                         ====================   ====================   ====================

(a) Commenced May 3, 2010 and began transactions in 2012.
(b) Commenced April 28, 2008 and began transactions in 2013.
(c) Commenced May 3, 2010 and began transactions in 2013.
(d) Commenced May 3, 2010 and began transactions in 2011.
(e) For the period April 29, 2013 to December 31, 2013.
(f) For the period May 2, 2011 to December 31, 2011.
(g) For the period August 19, 2013 to December 31, 2013.
(h) For the period April 30, 2012 to December 31, 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011


                                                                         MSF T. ROWE PRICE LARGE CAP GROWTH
                                                                                 INVESTMENT DIVISION
                                                         -------------------------------------------------------------------
                                                                 2013                   2012                    2011
                                                         --------------------   ---------------------   --------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $            121,572   $              35,218   $             17,757
   Net realized gains (losses).........................             2,302,973                 996,117                908,859
   Change in unrealized gains (losses) on investments..            19,823,349               6,924,755            (1,383,140)
                                                         --------------------   ---------------------   --------------------
     Net increase (decrease) in net assets resulting
        from operations................................            22,247,894               7,956,090              (456,524)
                                                         --------------------   ---------------------   --------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........             4,856,717               3,933,872              4,270,409
   Net transfers (including fixed account).............            12,281,657               1,360,962                162,723
   Policy charges......................................           (3,980,799)             (3,253,193)            (3,125,126)
   Transfers for policy benefits and terminations......           (4,480,626)             (2,912,602)            (4,309,233)
                                                         --------------------   ---------------------   --------------------
     Net increase (decrease) in net assets resulting
        from policy transactions.......................             8,676,949               (870,961)            (3,001,227)
                                                         --------------------   ---------------------   --------------------
     Net increase (decrease) in net assets.............            30,924,843               7,085,129            (3,457,751)
NET ASSETS:
   Beginning of year...................................            49,402,465              42,317,336             45,775,087
                                                         --------------------   ---------------------   --------------------
   End of year.........................................  $         80,327,308   $          49,402,465   $         42,317,336
                                                         ====================   =====================   ====================

                                                                          MSF T. ROWE PRICE SMALL CAP GROWTH
                                                                                  INVESTMENT DIVISION
                                                         -------------------------------------------------------------------
                                                                 2013                    2012                   2011
                                                         --------------------   ---------------------   --------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $             16,840   $           (304,065)   $          (301,663)
   Net realized gains (losses).........................             9,434,117              11,464,320              2,332,511
   Change in unrealized gains (losses) on investments..            30,236,593               2,263,900              (846,789)
                                                         --------------------   ---------------------   --------------------
     Net increase (decrease) in net assets resulting
        from operations................................            39,687,550              13,424,155              1,184,059
                                                         --------------------   ---------------------   --------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........             6,334,314               7,087,296              6,244,277
   Net transfers (including fixed account).............           (2,078,011)             (2,999,440)              3,733,237
   Policy charges......................................           (5,566,115)             (5,536,576)            (5,439,543)
   Transfers for policy benefits and terminations......           (6,511,897)             (5,390,198)            (6,901,125)
                                                         --------------------   ---------------------   --------------------
     Net increase (decrease) in net assets resulting
        from policy transactions.......................           (7,821,709)             (6,838,918)            (2,363,154)
                                                         --------------------   ---------------------   --------------------
     Net increase (decrease) in net assets.............            31,865,841               6,585,237            (1,179,095)
NET ASSETS:
   Beginning of year...................................            93,411,008              86,825,771             88,004,866
                                                         --------------------   ---------------------   --------------------
   End of year.........................................  $        125,276,849   $          93,411,008   $         86,825,771
                                                         ====================   =====================   ====================

                                                                         MSF VAN ECK GLOBAL NATURAL RESOURCES
                                                                                  INVESTMENT DIVISION
                                                         --------------------------------------------------------------------
                                                                 2013                    2012                 2011 (f)
                                                         ---------------------   --------------------   ---------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $                 669   $                 --   $                  --
   Net realized gains (losses).........................                   (55)                  1,884                    (45)
   Change in unrealized gains (losses) on investments..                 14,171                (2,269)                 (2,198)
                                                         ---------------------   --------------------   ---------------------
     Net increase (decrease) in net assets resulting
        from operations................................                 14,785                  (385)                 (2,243)
                                                         ---------------------   --------------------   ---------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........                 55,907                 16,626                   3,321
   Net transfers (including fixed account).............                 60,548                 29,151                  12,824
   Policy charges......................................               (13,231)                (5,086)                   (710)
   Transfers for policy benefits and terminations......                (1,067)                   (62)                    (13)
                                                         ---------------------   --------------------   ---------------------
     Net increase (decrease) in net assets resulting
        from policy transactions.......................                102,157                 40,629                  15,422
                                                         ---------------------   --------------------   ---------------------
     Net increase (decrease) in net assets.............                116,942                 40,244                  13,179
NET ASSETS:
   Beginning of year...................................                 53,423                 13,179                      --
                                                         ---------------------   --------------------   ---------------------
   End of year.........................................  $             170,365   $             53,423   $              13,179
                                                         =====================   ====================   =====================

(a) Commenced May 3, 2010 and began transactions in 2012.
(b) Commenced April 28, 2008 and began transactions in 2013.
(c) Commenced May 3, 2010 and began transactions in 2013.
(d) Commenced May 3, 2010 and began transactions in 2011.
(e) For the period April 29, 2013 to December 31, 2013.
(f) For the period May 2, 2011 to December 31, 2011.
(g) For the period August 19, 2013 to December 31, 2013.
(h) For the period April 30, 2012 to December 31, 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011


                                                              MSF WESTERN ASSET MANAGEMENT STRATEGIC BOND OPPORTUNITIES
                                                                                 INVESTMENT DIVISION
                                                         ------------------------------------------------------------------
                                                                 2013                   2012                   2011
                                                         --------------------   --------------------   --------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $          1,226,086   $            859,018   $          1,177,683
   Net realized gains (losses).........................               194,088                204,230                144,847
   Change in unrealized gains (losses) on investments..           (1,174,913)              1,584,984                 64,600
                                                         --------------------   --------------------   --------------------
     Net increase (decrease) in net assets resulting
        from operations................................               245,261              2,648,232              1,387,130
                                                         --------------------   --------------------   --------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........             2,229,010              2,376,193              2,593,403
   Net transfers (including fixed account).............             1,081,271                559,734              (646,114)
   Policy charges......................................           (1,575,456)            (1,697,175)            (1,707,630)
   Transfers for policy benefits and terminations......           (2,069,679)            (1,967,837)            (1,876,403)
                                                         --------------------   --------------------   --------------------
     Net increase (decrease) in net assets resulting
        from policy transactions.......................             (334,854)              (729,085)            (1,636,744)
                                                         --------------------   --------------------   --------------------
     Net increase (decrease) in net assets.............              (89,593)              1,919,147              (249,614)
NET ASSETS:
   Beginning of year...................................            25,456,035             23,536,888             23,786,502
                                                         --------------------   --------------------   --------------------
   End of year.........................................  $         25,366,442   $         25,456,035   $         23,536,888
                                                         ====================   ====================   ====================

                                                                     MSF WESTERN ASSET MANAGEMENT U.S. GOVERNMENT
                                                                                  INVESTMENT DIVISION
                                                         -------------------------------------------------------------------
                                                                 2013                    2012                   2011
                                                         --------------------    --------------------   --------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $            337,175    $            330,891   $            229,900
   Net realized gains (losses).........................                 3,029                  19,763                564,972
   Change in unrealized gains (losses) on investments..             (476,487)                 185,906                 82,587
                                                         --------------------    --------------------   --------------------
     Net increase (decrease) in net assets resulting
        from operations................................             (136,283)                 536,560                877,459
                                                         --------------------    --------------------   --------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........             1,775,872               1,850,612              2,130,621
   Net transfers (including fixed account).............               653,302                 271,627              (428,475)
   Policy charges......................................           (1,231,455)             (1,308,474)            (1,367,530)
   Transfers for policy benefits and terminations......           (1,189,735)             (1,163,575)            (1,409,928)
                                                         --------------------    --------------------   --------------------
     Net increase (decrease) in net assets resulting
        from policy transactions.......................                 7,984               (349,810)            (1,075,312)
                                                         --------------------    --------------------   --------------------
     Net increase (decrease) in net assets.............             (128,299)                 186,750              (197,853)
NET ASSETS:
   Beginning of year...................................            16,622,548              16,435,798             16,633,651
                                                         --------------------    --------------------   --------------------
   End of year.........................................  $         16,494,249    $         16,622,548   $         16,435,798
                                                         ====================    ====================   ====================

                                                                                  PIMCO VIT ALL ASSET
                                                                                  INVESTMENT DIVISION
                                                         -------------------------------------------------------------------
                                                                  2013                   2012                 2011 (f)
                                                         ---------------------   --------------------   --------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $              21,748   $              6,301   $              2,796
   Net realized gains (losses).........................                  (591)                    190                     --
   Change in unrealized gains (losses) on investments..               (24,638)                  8,832                (1,176)
                                                         ---------------------   --------------------   --------------------
     Net increase (decrease) in net assets resulting
        from operations................................                (3,481)                 15,323                  1,620
                                                         ---------------------   --------------------   --------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........                     --                     --                  8,337
   Net transfers (including fixed account).............                897,967                 24,949                 86,523
   Policy charges......................................                (7,144)                (4,485)                  (342)
   Transfers for policy benefits and terminations......               (94,966)                    (6)                     --
                                                         ---------------------   --------------------   --------------------
     Net increase (decrease) in net assets resulting
        from policy transactions.......................                795,857                 20,458                 94,518
                                                         ---------------------   --------------------   --------------------
     Net increase (decrease) in net assets.............                792,376                 35,781                 96,138
NET ASSETS:
   Beginning of year...................................                131,919                 96,138                     --
                                                         ---------------------   --------------------   --------------------
   End of year.........................................  $             924,295   $            131,919   $             96,138
                                                         =====================   ====================   ====================

(a) Commenced May 3, 2010 and began transactions in 2012.
(b) Commenced April 28, 2008 and began transactions in 2013.
(c) Commenced May 3, 2010 and began transactions in 2013.
(d) Commenced May 3, 2010 and began transactions in 2011.
(e) For the period April 29, 2013 to December 31, 2013.
(f) For the period May 2, 2011 to December 31, 2011.
(g) For the period August 19, 2013 to December 31, 2013.
(h) For the period April 30, 2012 to December 31, 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011


                                                    PIMCO VIT
                                                 COMMODITY REAL
                                                 RETURN STRATEGY
                                               INVESTMENT DIVISION
                                              --------------------
                                                    2013 (e)
                                              --------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).............  $                 --
   Net realized gains (losses)..............                   (5)
   Change in unrealized gains (losses)
     on investments.........................                 (126)
                                              --------------------
     Net increase (decrease) in net assets
        resulting from operations...........                 (131)
                                              --------------------
POLICY TRANSACTIONS:
   Premium payments received from
     policy owners..........................                    --
   Net transfers (including fixed account)..                 6,189
   Policy charges...........................                 (275)
   Transfers for policy benefits and
     terminations...........................                    --
                                              --------------------
     Net increase (decrease) in net assets
        resulting from policy transactions..                 5,914
                                              --------------------
     Net increase (decrease) in net assets..                 5,783
NET ASSETS:
   Beginning of year........................                    --
                                              --------------------
   End of year..............................  $              5,783
                                              ====================



                                                                    PIMCO VIT LOW DURATION
                                                                      INVESTMENT DIVISION
                                              ------------------------------------------------------------------
                                                      2013                   2012                   2011
                                              --------------------   --------------------   --------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).............  $             22,872   $             18,366   $             13,732
   Net realized gains (losses)..............                 3,304                  1,749                    618
   Change in unrealized gains (losses)
     on investments.........................              (33,450)                 34,493                (6,243)
                                              --------------------   --------------------   --------------------
     Net increase (decrease) in net assets
        resulting from operations...........               (7,274)                 54,608                  8,107
                                              --------------------   --------------------   --------------------
POLICY TRANSACTIONS:
   Premium payments received from
     policy owners..........................                 2,809                 33,008                 43,028
   Net transfers (including fixed account)..               888,377                (5,071)                153,678
   Policy charges...........................              (36,664)               (42,837)               (21,336)
   Transfers for policy benefits and
     terminations...........................             (262,466)                  (202)                     --
                                              --------------------   --------------------   --------------------
     Net increase (decrease) in net assets
        resulting from policy transactions..               592,056               (15,102)                175,370
                                              --------------------   --------------------   --------------------
     Net increase (decrease) in net assets..               584,782                 39,506                183,477
NET ASSETS:
   Beginning of year........................               985,514                946,008                762,531
                                              --------------------   --------------------   --------------------
   End of year..............................  $          1,570,296   $            985,514   $            946,008
                                              ====================   ====================   ====================



                                                                 PIONEER VCT EMERGING MARKETS
                                                                      INVESTMENT DIVISION
                                              -----------------------------------------------------------------
                                                      2013                   2012                   2011
                                              --------------------   -------------------    -------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).............  $              2,107   $             1,600    $                --
   Net realized gains (losses)..............                 7,544                22,375                121,447
   Change in unrealized gains (losses)
     on investments.........................              (24,888)                20,209              (327,299)
                                              --------------------   -------------------    -------------------
     Net increase (decrease) in net assets
        resulting from operations...........              (15,237)                44,184              (205,852)
                                              --------------------   -------------------    -------------------
POLICY TRANSACTIONS:
   Premium payments received from
     policy owners..........................                73,106                83,715                104,589
   Net transfers (including fixed account)..              (19,573)               166,019                193,458
   Policy charges...........................              (16,208)              (22,137)               (25,931)
   Transfers for policy benefits and
     terminations...........................             (426,418)                    --              (649,132)
                                              --------------------   -------------------    -------------------
     Net increase (decrease) in net assets
        resulting from policy transactions..             (389,093)               227,597              (377,016)
                                              --------------------   -------------------    -------------------
     Net increase (decrease) in net assets..             (404,330)               271,781              (582,868)
NET ASSETS:
   Beginning of year........................               673,079               401,298                984,166
                                              --------------------   -------------------    -------------------
   End of year..............................  $            268,749   $           673,079    $           401,298
                                              ====================   ===================    ===================



                                                                  PIONEER VCT MID CAP VALUE
                                                                     INVESTMENT DIVISION
                                              -----------------------------------------------------------------
                                                     2013                   2012                   2011
                                              -------------------    -------------------    -------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).............  $               425    $             1,561    $             1,190
   Net realized gains (losses)..............               29,038                    595                    580
   Change in unrealized gains (losses)
     on investments.........................              (1,134)                 12,468               (11,556)
                                              -------------------    -------------------    -------------------
     Net increase (decrease) in net assets
        resulting from operations...........               28,329                 14,624                (9,786)
                                              -------------------    -------------------    -------------------
POLICY TRANSACTIONS:
   Premium payments received from
     policy owners..........................                   --                  8,995                     --
   Net transfers (including fixed account)..            (126,970)                  1,893                 51,112
   Policy charges...........................              (4,969)                (6,747)                (6,021)
   Transfers for policy benefits and
     terminations...........................                   --                     --                    (3)
                                              -------------------    -------------------    -------------------
     Net increase (decrease) in net assets
        resulting from policy transactions..            (131,939)                  4,141                 45,088
                                              -------------------    -------------------    -------------------
     Net increase (decrease) in net assets..            (103,610)                 18,765                 35,302
NET ASSETS:
   Beginning of year........................              153,545                134,780                 99,478
                                              -------------------    -------------------    -------------------
   End of year..............................  $            49,935    $           153,545    $           134,780
                                              ===================    ===================    ===================

(a) Commenced May 3, 2010 and began transactions in 2012.
(b) Commenced April 28, 2008 and began transactions in 2013.
(c) Commenced May 3, 2010 and began transactions in 2013.
(d) Commenced May 3, 2010 and began transactions in 2011.
(e) For the period April 29, 2013 to December 31, 2013.
(f) For the period May 2, 2011 to December 31, 2011.
(g) For the period August 19, 2013 to December 31, 2013.
(h) For the period April 30, 2012 to December 31, 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011


                                                    PUTNAM VT
                                               INTERNATIONAL VALUE
                                               INVESTMENT DIVISION
                                              --------------------
                                                    2013 (b)
                                              --------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).............  $                 --
   Net realized gains (losses)..............                    10
   Change in unrealized gains (losses)
     on investments.........................                   477
                                              --------------------
     Net increase (decrease) in net assets
        resulting from operations...........                   487
                                              --------------------
POLICY TRANSACTIONS:
   Premium payments received from
     policy owners..........................                    --
   Net transfers (including fixed account)..                 6,234
   Policy charges...........................                 (293)
   Transfers for policy benefits and
     terminations...........................                    --
                                              --------------------
     Net increase (decrease) in net assets
        resulting from policy transactions..                 5,941
                                              --------------------
     Net increase (decrease) in net assets..                 6,428
NET ASSETS:
   Beginning of year........................                    --
                                              --------------------
   End of year..............................  $              6,428
                                              ====================


                                                                        ROYCE MICRO-CAP
                                                                      INVESTMENT DIVISION
                                              -------------------------------------------------------------------
                                                      2013                   2012                    2011
                                              --------------------   ---------------------   --------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).............  $                 38   $                  --   $              8,331
   Net realized gains (losses)..............                87,715                   9,077                  1,545
   Change in unrealized gains (losses)
     on investments.........................              (23,953)                  15,667               (52,132)
                                              --------------------   ---------------------   --------------------
     Net increase (decrease) in net assets
        resulting from operations...........                63,800                  24,744               (42,256)
                                              --------------------   ---------------------   --------------------
POLICY TRANSACTIONS:
   Premium payments received from
     policy owners..........................                 1,884                  49,620                  4,792
   Net transfers (including fixed account)..             (423,639)                      --                  7,703
   Policy charges...........................               (6,293)                 (7,913)                (8,474)
   Transfers for policy benefits and
     terminations...........................                   (1)                 (4,908)                   (11)
                                              --------------------   ---------------------   --------------------
     Net increase (decrease) in net assets
        resulting from policy transactions..             (428,049)                  36,799                  4,010
                                              --------------------   ---------------------   --------------------
     Net increase (decrease) in net assets..             (364,249)                  61,543               (38,246)
NET ASSETS:
   Beginning of year........................               372,006                 310,463                348,709
                                              --------------------   ---------------------   --------------------
   End of year..............................  $              7,757   $             372,006   $            310,463
                                              ====================   =====================   ====================


                                                                         ROYCE SMALL-CAP
                                                                       INVESTMENT DIVISION
                                              --------------------------------------------------------------------
                                                      2013                    2012                    2011
                                              --------------------    --------------------   ---------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).............  $              6,679    $                586   $               3,804
   Net realized gains (losses)..............                68,918                  35,664                  18,080
   Change in unrealized gains (losses)
     on investments.........................               110,499                  34,489                (64,398)
                                              --------------------    --------------------   ---------------------
     Net increase (decrease) in net assets
        resulting from operations...........               186,096                  70,739                (42,514)
                                              --------------------    --------------------   ---------------------
POLICY TRANSACTIONS:
   Premium payments received from
     policy owners..........................                    --                   8,995                   4,584
   Net transfers (including fixed account)..              (28,963)               (281,935)                 740,973
   Policy charges...........................              (10,076)                (10,669)                (19,814)
   Transfers for policy benefits and
     terminations...........................                    --                      --               (321,629)
                                              --------------------    --------------------   ---------------------
     Net increase (decrease) in net assets
        resulting from policy transactions..              (39,039)               (283,609)                 404,114
                                              --------------------    --------------------   ---------------------
     Net increase (decrease) in net assets..               147,057               (212,870)                 361,600
NET ASSETS:
   Beginning of year........................               541,872                 754,742                 393,142
                                              --------------------    --------------------   ---------------------
   End of year..............................  $            688,929    $            541,872   $             754,742
                                              ====================    ====================   =====================


                                                                    UIF EMERGING MARKETS DEBT
                                                                       INVESTMENT DIVISION
                                              --------------------------------------------------------------------
                                                      2013                    2012                    2011
                                              ---------------------   --------------------   ---------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).............  $              51,315   $             16,821   $               7,775
   Net realized gains (losses)..............                 10,886                  2,466                   2,814
   Change in unrealized gains (losses)
     on investments.........................              (181,259)                 89,788                      79
                                              ---------------------   --------------------   ---------------------
     Net increase (decrease) in net assets
        resulting from operations...........              (119,058)                109,075                  10,668
                                              ---------------------   --------------------   ---------------------
POLICY TRANSACTIONS:
   Premium payments received from
     policy owners..........................                 64,400                 64,771                   2,057
   Net transfers (including fixed account)..                136,192                599,117                 408,567
   Policy charges...........................               (20,164)               (10,880)                 (4,269)
   Transfers for policy benefits and
     terminations...........................               (83,949)                  (483)                 (3,368)
                                              ---------------------   --------------------   ---------------------
     Net increase (decrease) in net assets
        resulting from policy transactions..                 96,479                652,525                 402,987
                                              ---------------------   --------------------   ---------------------
     Net increase (decrease) in net assets..               (22,579)                761,600                 413,655
NET ASSETS:
   Beginning of year........................              1,182,598                420,998                   7,343
                                              ---------------------   --------------------   ---------------------
   End of year..............................  $           1,160,019   $          1,182,598   $             420,998
                                              =====================   ====================   =====================

(a) Commenced May 3, 2010 and began transactions in 2012.
(b) Commenced April 28, 2008 and began transactions in 2013.
(c) Commenced May 3, 2010 and began transactions in 2013.
(d) Commenced May 3, 2010 and began transactions in 2011.
(e) For the period April 29, 2013 to December 31, 2013.
(f) For the period May 2, 2011 to December 31, 2011.
(g) For the period August 19, 2013 to December 31, 2013.
(h) For the period April 30, 2012 to December 31, 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONCLUDED)
            FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011


                                                                              UIF EMERGING MARKETS EQUITY
                                                                                  INVESTMENT DIVISION
                                                         --------------------------------------------------------------------
                                                                 2013                    2012                    2011
                                                         --------------------    --------------------   ---------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $             14,065    $                 --   $               1,515
   Net realized gains (losses).........................                 6,766                    (26)                   4,478
   Change in unrealized gains (losses) on investments..              (38,224)                 139,206                (99,779)
                                                         --------------------    --------------------   ---------------------
     Net increase (decrease) in net assets resulting
        from operations................................              (17,393)                 139,180                (93,786)
                                                         --------------------    --------------------   ---------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........                58,675                  70,772                   2,923
   Net transfers (including fixed account).............               283,169                 302,018                 444,567
   Policy charges......................................              (21,217)                (17,053)                (11,985)
   Transfers for policy benefits and terminations......             (100,720)                   (361)                      --
                                                         --------------------    --------------------   ---------------------
     Net increase (decrease) in net assets resulting
        from policy transactions.......................               219,907                 355,376                 435,505
                                                         --------------------    --------------------   ---------------------
     Net increase (decrease) in net assets.............               202,514                 494,556                 341,719
NET ASSETS:
   Beginning of year...................................             1,033,944                 539,388                 197,669
                                                         --------------------    --------------------   ---------------------
   End of year.........................................  $          1,236,458    $          1,033,944   $             539,388
                                                         ====================    ====================   =====================

                                                                           WELLS FARGO VT TOTAL RETURN BOND
                                                                                  INVESTMENT DIVISION
                                                         --------------------------------------------------------------------
                                                                 2013                    2012                   2011
                                                         --------------------   ---------------------   ---------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $              4,298   $               4,369   $              18,903
   Net realized gains (losses).........................                10,856                   7,755                  45,796
   Change in unrealized gains (losses) on investments..              (21,523)                   5,968                 (7,169)
                                                         --------------------   ---------------------   ---------------------
     Net increase (decrease) in net assets resulting
        from operations................................               (6,369)                  18,092                  57,530
                                                         --------------------   ---------------------   ---------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........                30,618                  45,280                  66,775
   Net transfers (including fixed account).............               (5,806)                 301,563               (413,486)
   Policy charges......................................              (12,342)                (11,089)                (19,736)
   Transfers for policy benefits and terminations......             (237,322)                      --               (637,284)
                                                         --------------------   ---------------------   ---------------------
     Net increase (decrease) in net assets resulting
        from policy transactions.......................             (224,852)                 335,754             (1,003,731)
                                                         --------------------   ---------------------   ---------------------
     Net increase (decrease) in net assets.............             (231,221)                 353,846               (946,201)
NET ASSETS:
   Beginning of year...................................               489,060                 135,214               1,081,415
                                                         --------------------   ---------------------   ---------------------
   End of year.........................................  $            257,839   $             489,060   $             135,214
                                                         ====================   =====================   =====================

(a) Commenced May 3, 2010 and began transactions in 2012.
(b) Commenced April 28, 2008 and began transactions in 2013.
(c) Commenced May 3, 2010 and began transactions in 2013.
(d) Commenced May 3, 2010 and began transactions in 2011.
(e) For the period April 29, 2013 to December 31, 2013.
(f) For the period May 2, 2011 to December 31, 2011.
(g) For the period August 19, 2013 to December 31, 2013.
(h) For the period April 30, 2012 to December 31, 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

              METROPOLITAN LIFE SEPARATE ACCOUNT UL
             OF METROPOLITAN LIFE INSURANCE COMPANY
                NOTES TO THE FINANCIAL STATEMENTS

1. ORGANIZATION


Metropolitan Life Separate Account UL (the "Separate Account"), a separate account of Metropolitan Life Insurance Company (the "Company"), was established by the Company's Board of Directors on December 13, 1988 to support operations of the Company with respect to certain variable life insurance policies (the "Policies"). The Company is a direct wholly-owned subsidiary of MetLife, Inc., a Delaware corporation. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and exists in accordance with the regulations of the New York State Department of Financial Services.

The Separate Account is divided into Investment Divisions, each of which is treated as an individual accounting entity for financial reporting purposes. Each Investment Division invests in shares of the corresponding fund, portfolio, or series (with the same name) of registered investment management companies (the "Trusts"), which are presented below:

AIM Variable Insurance Funds (Invesco Variable             Legg Mason Partners Variable Equity Trust ("LMPVET")
   Insurance Funds) ("Invesco V.I.")                       Met Investors Series Trust ("MIST")*
AllianceBernstein Variable Products Series Fund, Inc.      Metropolitan Series Fund ("MSF")*
   ("AllianceBernstein")                                   MFS Variable Insurance Trust ("MFS VIT")
American Century Variable Portfolios, Inc. ("American      MFS Variable Insurance Trust II ("MFS VIT II")
   Century VP")                                            Oppenheimer Variable Account Funds
American Funds Insurance Series ("American Funds")           ("Oppenheimer VA")
Dreyfus Variable Investment Fund ("Dreyfus VIF")           PIMCO Variable Insurance Trust ("PIMCO VIT")
Fidelity Variable Insurance Products ("Fidelity VIP")      Pioneer Variable Contracts Trust ("Pioneer VCT")
Franklin Templeton Variable Insurance Products Trust       Putnam Variable Trust ("Putnam VT")
   ("FTVIPT")                                              Royce Capital Fund ("Royce")
Goldman Sachs Variable Insurance Trust ("Goldman           The Universal Institutional Funds, Inc. ("UIF")
   Sachs")                                                 Wells Fargo Variable Trust ("Wells Fargo VT")
Janus Aspen Series ("Janus Aspen")

*See Note 5 for a discussion of additional information on related party transactions.

The assets of each of the Investment Divisions of the Separate Account are registered in the name of the Company. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the Company's other assets and liabilities. The portion of the Separate Account's assets applicable to the Policies is not chargeable with liabilities arising out of any other business the Company may conduct.


2. LIST OF INVESTMENT DIVISIONS


A. Premium payments, less any applicable charges, applied to the Separate Account are invested in one or more Investment Divisions in accordance with the selection made by the policy owner. The following Investment Divisions had net assets as of December 31, 2013:

AllianceBernstein Global Thematic Growth Investment      American Funds International Investment Division
   Division                                              American Funds U.S. Government/AAA-Rated
AllianceBernstein Intermediate Bond Investment             Securities Investment Division
   Division                                              Dreyfus VIF International Value Investment Division
American Century VP Vista Investment Division            Fidelity VIP Asset Manager: Growth Investment
American Funds Bond Investment Division                    Division
American Funds Global Small Capitalization               Fidelity VIP Contrafund Investment Division
   Investment Division                                   Fidelity VIP Equity-Income Investment Division
American Funds Growth Investment Division                Fidelity VIP Freedom 2010 Investment Division
American Funds Growth-Income Investment Division         Fidelity VIP Freedom 2020 Investment Division
American Funds High-Income Bond Investment               Fidelity VIP Freedom 2025 Investment Division
   Division                                              Fidelity VIP Freedom 2030 Investment Division

               METROPOLITAN LIFE SEPARATE ACCOUNT UL
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

2. LIST OF INVESTMENT DIVISIONS -- (CONTINUED)


Fidelity VIP Freedom 2040 Investment Division              MIST Invesco Balanced-Risk Allocation Investment
Fidelity VIP Freedom 2050 Investment Division                Division
Fidelity VIP High Income Investment Division               MIST Invesco Mid Cap Value Investment Division
Fidelity VIP Investment Grade Bond Investment              MIST Invesco Small Cap Growth Investment Division (a)
   Division                                                MIST JPMorgan Global Active Allocation Investment
Fidelity VIP Mid Cap Investment Division                     Division
FTVIPT Franklin Income Securities Investment               MIST JPMorgan Small Cap Value Investment Division
   Division (b)                                            MIST Loomis Sayles Global Markets Investment
FTVIPT Mutual Global Discovery Securities                    Division (b)
   Investment Division                                     MIST Lord Abbett Bond Debenture Investment Division
FTVIPT Mutual Shares Securities Investment                 MIST Met/Templeton International Bond Investment
   Division (b)                                              Division
FTVIPT Templeton Foreign Securities Investment             MIST MetLife Aggressive Strategy Investment
   Division                                                  Division (a)
FTVIPT Templeton Global Bond Securities Investment         MIST MetLife Balanced Plus Investment Division
   Division                                                MIST MetLife Growth Strategy Investment Division (b)
Goldman Sachs Mid-Cap Value Investment Division            MIST MetLife Multi-Index Targeted Risk Investment
Goldman Sachs Structured Small Cap Equity                    Division (b)
   Investment Division                                     MIST MFS Emerging Markets Equity Investment
Invesco V.I. Comstock Investment Division                    Division
Invesco V.I. Global Real Estate Investment Division        MIST MFS Research International Investment
Invesco V.I. Government Securities Investment Division       Division (a)
Invesco V.I. International Growth Investment Division      MIST Morgan Stanley Mid Cap Growth Investment
Janus Aspen Balanced Investment Division                     Division
Janus Aspen Forty Investment Division                      MIST Oppenheimer Global Equity Investment
Janus Aspen Janus Investment Division                        Division
Janus Aspen Overseas Investment Division                   MIST PIMCO Inflation Protected Bond Investment
MFS VIT Global Equity Investment Division                    Division
MFS VIT New Discovery Investment Division                  MIST PIMCO Total Return Investment Division
MFS VIT Value Investment Division                          MIST Pioneer Fund Investment Division
MFS VIT II High Yield Investment Division (b)              MIST Pyramis Managed Risk Investment Division (b)
MIST AllianceBernstein Global Dynamic Allocation           MIST Schroders Global Multi-Asset Investment
   Investment Division                                       Division
MIST American Funds Balanced Allocation Investment         MIST SSgA Growth and Income ETF Investment
   Division                                                  Division
MIST American Funds Growth Allocation Investment           MIST SSgA Growth ETF Investment Division
   Division                                                MIST T. Rowe Price Large Cap Value Investment
MIST American Funds Moderate Allocation Investment           Division
   Division                                                MIST T. Rowe Price Mid Cap Growth Investment
MIST AQR Global Risk Balanced Investment Division            Division (a)
MIST BlackRock Global Tactical Strategies Investment       MIST Third Avenue Small Cap Value Investment
   Division                                                  Division
MIST BlackRock Large Cap Core Investment Division          MSF Baillie Gifford International Stock Investment
MIST Clarion Global Real Estate Investment Division (a)      Division
MIST ClearBridge Aggressive Growth II Investment           MSF Barclays Aggregate Bond Index Investment
   Division                                                  Division
MIST ClearBridge Aggressive Growth Investment              MSF BlackRock Bond Income Investment Division
   Division                                                MSF BlackRock Capital Appreciation Investment
MIST Harris Oakmark International Investment Division        Division

               METROPOLITAN LIFE SEPARATE ACCOUNT UL
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

2. LIST OF INVESTMENT DIVISIONS -- (CONCLUDED)


MSF BlackRock Diversified Investment Division            MSF Neuberger Berman Genesis Investment Division
MSF BlackRock Large Cap Value Investment Division        MSF Russell 2000 Index Investment Division
MSF BlackRock Money Market Investment Division           MSF T. Rowe Price Large Cap Growth Investment
MSF Davis Venture Value Investment Division                Division
MSF Frontier Mid Cap Growth Investment Division          MSF T. Rowe Price Small Cap Growth Investment
MSF Jennison Growth Investment Division                    Division
MSF Loomis Sayles Small Cap Core Investment              MSF Van Eck Global Natural Resources Investment
   Division                                                Division
MSF Loomis Sayles Small Cap Growth Investment            MSF Western Asset Management Strategic Bond
   Division                                                Opportunities Investment Division
MSF Met/Artisan Mid Cap Value Investment Division (a)    MSF Western Asset Management U.S. Government
MSF MetLife Conservative Allocation Investment             Investment Division
   Division (a)                                          PIMCO VIT All Asset Investment Division
MSF MetLife Conservative to Moderate Allocation          PIMCO VIT Commodity Real Return Strategy
   Investment Division (a)                                 Investment Division (b)
MSF MetLife Mid Cap Stock Index Investment               PIMCO VIT Low Duration Investment Division
   Division                                              Pioneer VCT Emerging Markets Investment Division
MSF MetLife Moderate Allocation Investment               Pioneer VCT Mid Cap Value Investment Division
   Division (a)                                          Putnam VT International Value Investment Division
MSF MetLife Moderate to Aggressive Allocation            Royce Micro-Cap Investment Division
   Investment Division                                   Royce Small-Cap Investment Division
MSF MetLife Stock Index Investment Division              UIF Emerging Markets Debt Investment Division
MSF MFS Total Return Investment Division (a)             UIF Emerging Markets Equity Investment Division
MSF MFS Value Investment Division                        Wells Fargo VT Total Return Bond Investment
MSF MSCI EAFE Index Investment Division                    Division

(a) This Investment Division invests in two or more share classes within the underlying fund, portfolio, or series of the Trusts.
(b) This Investment Division began operations during the year ended December 31, 2013.

B. The following Investment Divisions had no net assets as of December 31, 2013:

AllianceBernstein International Value Investment          Oppenheimer VA Main Street Small Cap Investment
   Division                                                 Division
Fidelity VIP Freedom 2015 Investment Division             PIMCO VIT Long-Term U.S. Government Investment
Janus Aspen Enterprise Investment Division                  Division
LMPVET Investment Counsel Variable Social
   Awareness Investment Division

3. PORTFOLIO CHANGES


The following Investment Divisions ceased operations during the year ended December 31, 2013:

MFS VIT High Income Investment Division                MIST MLA Mid Cap Investment Division
MIST Met/Franklin Income Investment Division           MIST RCM Technology Investment Division
MIST Met/Franklin Mutual Shares Investment Division    MSF FI Value Leaders Investment Division
MIST Met/Franklin Templeton Founding Strategy          MSF Oppenheimer Global Equity Investment Division
   Investment Division

               METROPOLITAN LIFE SEPARATE ACCOUNT UL
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

3. PORTFOLIO CHANGES -- (CONCLUDED)


The operations of the Investment Divisions were affected by the following changes that occurred during the year ended December 31, 2013:

NAME CHANGES:

Former Name                                              New Name

Invesco Van Kampen V.I. Comstock Fund                    Invesco V.I. Comstock Fund
(MIST) Dreman Small Cap Value Portfolio                  (MIST) JPMorgan Small Cap Value Portfolio
(MIST) Janus Forty Portfolio                             (MIST) ClearBridge Aggressive Growth Portfolio II
(MIST) Legg Mason ClearBridge Aggressive Growth          (MIST) ClearBridge Aggressive Growth Portfolio
   Portfolio
(MIST) Lord Abbett Mid Cap Value Portfolio               (MIST) Invesco Mid Cap Value Portfolio
(MIST) Met/Templeton Growth Portfolio (a)                (MIST) Oppenheimer Global Equity Portfolio (a)
(MSF) Barclays Capital Aggregate Bond Index Portfolio    (MSF) Barclays Aggregate Bond Index Portfolio
(MSF) BlackRock Aggressive Growth Portfolio              (MSF) Frontier Mid Cap Growth Portfolio
(MSF) BlackRock Legacy Large Cap Growth Portfolio        (MSF) BlackRock Capital Appreciation Portfolio
Oppenheimer Main Street Small- & Mid-Cap Fund/VA         Oppenheimer Main Street Small Cap Fund/VA

MERGERS:

Former Portfolio                                        New Portfolio

MFS High Income Series                                  MFS High Yield Portfolio
(MIST) Met/Franklin Income Portfolio                    (MIST) Loomis Sayles Global Markets Portfolio
(MIST) Met/Franklin Mutual Shares Portfolio             (MSF) MFS Value Portfolio
(MIST) Met/Franklin Templeton Founding Strategy         (MIST) MetLife Growth Strategy Portfolio
   Portfolio
(MIST) MLA Mid Cap Portfolio                            (MSF) Neuberger Berman Genesis Portfolio
(MIST) RCM Technology Portfolio                         (MSF) T. Rowe Price Large Cap Growth Portfolio
(MSF) FI Value Leaders Portfolio                        (MSF) MFS Value Portfolio
(MSF) Oppenheimer Global Equity Portfolio (a)           (MIST) Met/Templeton Growth Portfolio (a)

(a) At the close of business on April 26, 2013, the (MSF) Oppenheimer Global Equity Portfolio merged with and into the (MIST) Met/Templeton Growth Portfolio. Concurrently, OppenheimerFunds, Inc. became the subadviser of the (MIST) Met/Templeton Growth Portfolio, the portfolio's investment objective and principal investment strategies changed, and the portfolio's name was changed to (MIST) Oppenheimer Global Equity Portfolio. Pursuant to these changes, the MSF Oppenheimer Global Equity Portfolio was deemed to be the accounting and performance survivor of the merger for financial reporting purposes, and therefore, the results of MIST Oppenheimer Global Equity Investment Division presented in the financial statements reflect the historical results of MSF Oppenheimer Global Equity Investment Division prior to the merger, and the combined results thereafter.


4. SIGNIFICANT ACCOUNTING POLICIES


BASIS OF ACCOUNTING
The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") applicable for variable life separate accounts registered as unit investment trusts.


SECURITY TRANSACTIONS
Security transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are computed on the basis of the average cost of the investment sold. Income from dividends and realized gain distributions are recorded on the ex-distribution date.

               METROPOLITAN LIFE SEPARATE ACCOUNT UL
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

4. SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)


SECURITY VALUATION
An Investment Division's investment in shares of a fund, portfolio, or series of the Trusts is valued at fair value based on the closing net asset value ("NAV") or price per share as determined by the Trusts as of the end of the year. All changes in fair value are recorded as changes in unrealized gains (losses) on investments in the statements of operations of the applicable Investment Divisions.

The Separate Account defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The Separate Account prioritizes the inputs to fair valuation techniques and allows for the use of unobservable inputs to the extent that observable inputs are not available. The Separate Account has categorized its assets based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets (Level 1) and the lowest priority to unobservable inputs (Level 3). An asset's classification within the fair value hierarchy is based on the lowest level of significant input to its valuation. The input levels are as follows:

Level 1 Unadjusted quoted prices in active markets for identical assets that the Separate Account has the ability to access.
Level 2 Observable inputs other than quoted prices in Level 1 that are observable either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market or prices for similar instruments.
Level 3 Unobservable inputs that are supported by little or no market activity and are significant to the fair value of the assets, representing the Separate Account's own assumptions about the assumptions a market participant would use in valuing the asset, and based on the best information available.

Each Investment Division invests in shares of open-end mutual funds which calculate a daily NAV based on the fair value of the underlying securities in their portfolios. As a result, and as required by law, shares of open-end mutual funds are purchased and redeemed at their quoted daily NAV as reported by the Trusts at the close of each business day. On that basis, the inputs used to value all shares held by the Separate Account, which are measured at fair value on a recurring basis, are classified as Level 2. There were no transfers between Level 1 and Level 2, and no activity in Level 3 during the year.


FEDERAL INCOME TAXES
The operations of the Separate Account form a part of the total operations of the Company and are not taxed separately. The Company is taxed as a life insurance company under the provisions of the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under the Policies. Accordingly, no charge is currently being made to the Separate Account for federal income taxes. The Company will periodically review the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the Policies.


PREMIUM PAYMENTS
The Company deducts a sales charge for certain Policies and a state premium tax charge from premiums before amounts are allocated to the Separate Account. In the case of certain Policies, the Company also deducts a federal income tax charge before amounts are allocated to the Separate Account. This federal income tax charge is imposed in connection with certain Policies to recover a portion of the federal income tax adjustment attributable to policy acquisition expenses. Net premiums are reported as premium payments received from policy owners on the statements of changes in net assets of the applicable Investment Divisions and are credited as accumulation units.


NET TRANSFERS
Funds transferred by the policy owner into or out of Investment Divisions within the Separate Account or into or out of the fixed account, which is part the Company's general account, are recorded on a net basis as net transfers in the statements of changes in net assets of the applicable Investment Divisions.

               METROPOLITAN LIFE SEPARATE ACCOUNT UL
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

4. SIGNIFICANT ACCOUNTING POLICIES -- (CONCLUDED)


USE OF ESTIMATES
The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.


5. EXPENSES AND RELATED PARTY TRANSACTIONS


The following annual Separate Account charge paid to the Company, is an asset-based charge and assessed through a daily reduction in unit values, which is recorded as an expense in the accompanying statements of operations of the applicable Investment Divisions:

     Mortality and Expense Risk -- The mortality risk assumed by the Company is the risk that those insured may die sooner than anticipated and therefore, the Company will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is the risk that expenses incurred in issuing and administering the Policies will exceed the amounts realized from the administrative charges assessed against the Policies.

     The table below represents the range of effective annual rates for the charge for the year ended December 31, 2013:

     -------------------------------------------------------------------------------------------------------------------------
      Mortality and Expense Risk                                                                              0.00% - 0.90%
     -------------------------------------------------------------------------------------------------------------------------

     The above referenced charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with a particular policy.

For some Policies, a mortality and expense risk charge ranging from 0.30% to 0.90% is assessed through the redemption of units on a monthly basis and recorded as mortality and expense risk charges in the statements of changes in net assets of the applicable Investment Divisions. Other policy charges that are assessed through the redemption of units generally include: Cost of Insurance ("COI") charges, administrative charges, a policy fee, and charges for benefits provided by rider, if any. The COI charge is the primary charge under the policy for the death benefit provided by the Company which may vary by policy based on underwriting criteria. Administrative charges range from $0 to $15 and are assessed monthly.

For some Policies, a surrender charge is imposed if the policy is partially or fully surrendered within the specified surrender charge period that ranges from $3.75 to $38.25 for every $1,000 of the policy face amount. Surrender charges for other Policies are equal to the lesser of the maximum surrender charge premium or the premiums actually paid in the first two policy years. For these policies, in the first policy year, the maximum surrender charge premium is 75% of the smoker federal guideline premium for the policy, assuming a level death benefit for the policy and any riders; and in the second and later policy years, it is 100% of the smoker federal guideline premium for the policy, assuming a level death benefit for the policy and any riders. The surrender charge cannot exceed 100% of the cumulative premiums paid in the first two policy years. If the policy is surrendered in the first two policy years, the Company will deduct 100% of the surrender charge, determined as described above. After the second policy year, the percentage the Company deducts declines until it reaches 0% at the end of the 15th policy year.

Most policies offer optional benefits that can be added to the policy by rider. The charge for riders that provide life insurance benefits can range from $0.01 to $83.33 per $1,000 of coverage and the charge for riders providing benefits in the event of disability can range from $0.00 to $61.44 per $100 of the benefit provided.

The above referenced charges are paid to the Company and are recorded as policy charges in the accompanying statements of changes in net assets of the applicable Investment Divisions for the years ended December 31, 2013, 2012 and 2011.

MetLife Advisers, LLC, which acts in the capacity of investment adviser to the portfolios of the MIST and MSF Trusts, is an affiliate of the Company.

               METROPOLITAN LIFE SEPARATE ACCOUNT UL
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

6. STATEMENTS OF INVESTMENTS


                                     AS OF DECEMBER 31,
                                  ------------------------

                                    SHARES       COST ($)
                                  -----------  -----------
                                     2013          2013
                                  -----------  -----------
     AllianceBernstein Global
       Thematic Growth
       Investment Division......        3,279       61,372
     AllianceBernstein
       Intermediate Bond
       Investment Division......        5,186       62,045
     American Century VP Vista
       Investment Division......           31          512
     American Funds Bond
       Investment Division......      526,793    5,714,433
     American Funds Global
       Small Capitalization
       Investment Division......    2,854,124   57,758,788
     American Funds Growth
       Investment Division......    2,059,960  106,291,155
     American Funds
       Growth-Income
       Investment Division......    2,008,198   69,926,161
     American Funds
       High-Income Bond
       Investment Division......        1,597       17,799
     American Funds
       International Investment
       Division.................       32,406      595,700
     American Funds U.S.
       Government/AAA-Rated
       Securities Investment
       Division.................        3,929       48,855
     Dreyfus VIF International
       Value Investment
       Division.................       20,839      262,821
     Fidelity VIP Asset Manager:
       Growth Investment
       Division.................      106,098    1,399,271
     Fidelity VIP Contrafund
       Investment Division......       77,404    1,882,528
     Fidelity VIP Equity-Income
       Investment Division......        1,442       31,058
     Fidelity VIP Freedom 2010
       Investment Division......        3,760       39,012
     Fidelity VIP Freedom 2020
       Investment Division......       77,535      646,439
     Fidelity VIP Freedom 2025
       Investment Division......        3,093       36,556
     Fidelity VIP Freedom 2030
       Investment Division......        4,831       50,474

                                                            FOR THE YEAR ENDED DECEMBER 31,
                                  ---------------------------------------------------------------------------------
                                                   COST OF                                 PROCEEDS
                                                PURCHASES ($)                           FROM SALES ($)
                                  ---------------------------------------  ----------------------------------------
                                     2013          2012          2011         2013           2012          2011
                                   ------------  ------------  ----------  -------------  -------------  ----------
     AllianceBernstein Global
       Thematic Growth
       Investment Division......       7,870         3,785      5,924,276      16,644      4,346,961        265,271
     AllianceBernstein
       Intermediate Bond
       Investment Division......       6,655        57,983          4,944      47,232          1,934          1,493
     American Century VP Vista
       Investment Division......           8         1,774         16,251       4,432          7,528         74,661
     American Funds Bond
       Investment Division......   1,038,371     1,312,217        969,816     587,559        763,603        731,112
     American Funds Global
       Small Capitalization
       Investment Division......   2,195,162     3,115,383      3,778,860   5,135,958      5,038,503      5,452,768
     American Funds Growth
       Investment Division......   3,805,307     3,746,471      5,600,915  11,132,333     10,752,272      8,870,119
     American Funds
       Growth-Income
       Investment Division......   3,196,534     2,947,311      3,518,169   6,413,846      5,517,911      3,636,760
     American Funds
       High-Income Bond
       Investment Division......       1,248        58,091(a)          --      41,307            189(a)          --
     American Funds
       International Investment
       Division.................     273,741        53,707         16,165     231,378        107,360        191,972
     American Funds U.S.
       Government/AAA-Rated
       Securities Investment
       Division.................       6,097         7,935         24,616       1,780          7,421         18,298
     Dreyfus VIF International
       Value Investment
       Division.................       4,196         5,777          5,544       5,015          2,581          6,265
     Fidelity VIP Asset Manager:
       Growth Investment
       Division.................     141,995       564,188        201,611     548,689        229,156        542,259
     Fidelity VIP Contrafund
       Investment Division......     410,978       256,811        386,193     755,794        392,517        826,551
     Fidelity VIP Equity-Income
       Investment Division......      17,769        51,762         65,604      51,901          7,307        243,406
     Fidelity VIP Freedom 2010
       Investment Division......       3,749         3,999         16,905       1,304          1,313         13,581
     Fidelity VIP Freedom 2020
       Investment Division......     145,138        38,622         64,043      36,374         41,771         79,620
     Fidelity VIP Freedom 2025
       Investment Division......      39,398(b)         --             --       2,977(b)          --             --
     Fidelity VIP Freedom 2030
       Investment Division......      30,075         2,517         33,098      19,207         23,108         83,225

(a) Commenced May 3, 2010 and began transactions in 2012.
(b) Commenced April 28, 2008 and began transactions in 2013.
(c) Commenced May 3, 2010 and began transactions in 2013.
(d) Commenced May 3, 2010 and began transactions in 2011.
(e)  For the period April 29, 2013 to December 31, 2013.
(f) For the period May 2, 2011 to December 31, 2011.
(g) For the period August 19, 2013 to December 31, 2013.
(h)  For the period April 30, 2012 to December 31, 2012.

               METROPOLITAN LIFE SEPARATE ACCOUNT UL
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

6. STATEMENTS OF INVESTMENTS -- (CONTINUED)


                                     AS OF DECEMBER 31,
                                  -------------------------

                                     SHARES      COST ($)
                                  -----------  ------------
                                      2013         2013
                                  -----------  ------------
     Fidelity VIP Freedom 2040
        Investment Division.....          645        11,286
     Fidelity VIP Freedom 2050
        Investment Division.....        1,330        16,329
     Fidelity VIP High Income
        Investment Division.....       28,964       171,010
     Fidelity VIP Investment
        Grade Bond Investment
        Division................      138,906     1,800,362
     Fidelity VIP Mid Cap
        Investment Division.....        6,997       201,859
     FTVIPT Franklin Income
        Securities Investment
        Division................           38           610
     FTVIPT Mutual Global
        Discovery Securities
        Investment Division.....       21,670       434,810
     FTVIPT Mutual Shares
        Securities Investment
        Division................        1,119        22,207
     FTVIPT Templeton Foreign
        Securities Investment
        Division................      250,894     3,554,438
     FTVIPT Templeton Global
        Bond Securities
        Investment Division.....       68,810     1,309,081
     Goldman Sachs Mid-Cap
        Value Investment
        Division................       15,872       249,305
     Goldman Sachs Structured
        Small Cap Equity
        Investment Division.....        2,752        34,075
     Invesco V.I. Comstock
        Investment Division.....       17,832       210,728
     Invesco V.I. Global
        Real Estate Investment
        Division................      169,109     2,524,059
     Invesco V.I. Government
        Securities Investment
        Division................          955        11,543
     Invesco V.I. International
        Growth Investment
        Division................       11,302       360,970
     Janus Aspen Balanced
        Investment Division.....       31,296       870,662
     Janus Aspen Forty
        Investment Division.....       16,603       551,062

                                                           FOR THE YEAR ENDED DECEMBER 31,
                                  ------------------------------------------------------------------------------------
                                                  COST OF                                  PROCEEDS
                                               PURCHASES ($)                            FROM SALES ($)
                                  -----------------------------------------  -----------------------------------------
                                      2013          2012         2011           2013          2012         2011
                                    ------------  ---------    ------------   ------------  ----------   -------------
     Fidelity VIP Freedom 2040
        Investment Division.....       11,359(c)         --           --             76(c)          --           --
     Fidelity VIP Freedom 2050
        Investment Division.....          518         2,492       44,388(d)         489            302       25,362(d)
     Fidelity VIP High Income
        Investment Division.....        9,749       125,580       40,651          6,850          2,451          236
     Fidelity VIP Investment
        Grade Bond Investment
        Division................    1,222,120     1,921,672    1,807,611      1,702,641      1,407,822      593,778
     Fidelity VIP Mid Cap
        Investment Division.....       36,720       173,748      287,684        710,324         67,376       86,070
     FTVIPT Franklin Income
        Securities Investment
        Division................       1,158(e)          --           --           551(e)           --           --
     FTVIPT Mutual Global
        Discovery Securities
        Investment Division.....      138,324       175,011      279,594        553,153        195,072      383,211
     FTVIPT Mutual Shares
        Securities Investment
        Division................      23,740(e)          --           --         1,637(e)           --           --
     FTVIPT Templeton Foreign
        Securities Investment
        Division................      488,568       878,128      539,313        808,327        422,457    6,463,366
     FTVIPT Templeton Global
        Bond Securities
        Investment Division.....      996,332       146,290      626,974        115,913         19,865      316,892
     Goldman Sachs Mid-Cap
        Value Investment
        Division................       60,380         2,932       58,548         75,921         57,554      130,799
     Goldman Sachs Structured
        Small Cap Equity
        Investment Division.....       14,789         6,983          893          4,535         35,753        1,806
     Invesco V.I. Comstock
        Investment Division.....        4,245        29,964      166,971          5,974         16,512        2,690
     Invesco V.I. Global
        Real Estate Investment
        Division................      676,333     1,031,105    1,144,072        671,338        364,719    1,047,754
     Invesco V.I. Government
        Securities Investment
        Division................       11,593        15,310     105,415(f)          357         36,465       86,648(f)
     Invesco V.I. International
        Growth Investment
        Division................      347,644     6,090,412       11,463      6,733,613        311,291      236,029
     Janus Aspen Balanced
        Investment Division.....      103,316       249,875      476,479        330,801        555,156    1,530,768
     Janus Aspen Forty
        Investment Division.....       25,891       251,563       60,009        268,869        231,604      495,862

(a) Commenced May 3, 2010 and began transactions in 2012.
(b) Commenced April 28, 2008 and began transactions in 2013.
(c) Commenced May 3, 2010 and began transactions in 2013.
(d) Commenced May 3, 2010 and began transactions in 2011.
(e)  For the period April 29, 2013 to December 31, 2013.
(f) For the period May 2, 2011 to December 31, 2011.
(g) For the period August 19, 2013 to December 31, 2013.
(h)  For the period April 30, 2012 to December 31, 2012.

               METROPOLITAN LIFE SEPARATE ACCOUNT UL
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

6. STATEMENTS OF INVESTMENTS -- (CONTINUED)


                                    AS OF DECEMBER 31,
                                 -------------------------

                                   SHARES       COST ($)
                                 -----------  ------------
                                    2013          2013
                                 -----------  ------------
     Janus Aspen Janus
       Investment Division.....       12,845       254,740
     Janus Aspen Overseas
       Investment Division.....        1,682        78,627
     MFS VIT Global Equity
       Investment Division.....        9,703       140,477
     MFS VIT New Discovery
       Investment Division.....       10,947       156,816
     MFS VIT Value
       Investment Division.....        1,140        14,516
     MFS VIT II High Yield
       Investment Division.....       24,052       147,086
     MIST AllianceBernstein
       Global Dynamic
       Allocation Investment
       Division................        2,982        32,684
     MIST American Funds
       Balanced Allocation
       Investment Division.....       68,719       660,906
     MIST American Funds
       Growth Allocation
       Investment Division.....      126,772     1,179,914
     MIST American Funds
       Moderate Allocation
       Investment Division.....       78,539       787,960
     MIST AQR Global
       Risk Balanced
       Investment Division.....       14,549       162,952
     MIST BlackRock Global
       Tactical Strategies
       Investment Division.....        9,283        96,785
     MIST BlackRock
       Large Cap Core
       Investment Division.....   29,964,444   320,016,887
     MIST Clarion Global
       Real Estate Investment
       Division................    2,469,642    29,074,818
     MIST ClearBridge
       Aggressive Growth II
       Investment Division.....      187,379    12,939,421
     MIST ClearBridge
       Aggressive Growth
       Investment Division.....    1,612,263    13,050,211
     MIST Harris Oakmark
       International Investment
       Division................    2,761,671    40,214,343

                                                         FOR THE YEAR ENDED DECEMBER 31,
                                 ------------------------------------------------------------------------------
                                                COST OF                                PROCEEDS
                                             PURCHASES ($)                          FROM SALES ($)
                                 ------------------------------------  ----------------------------------------
                                    2013         2012        2011         2013          2012            2011
                                 ------------  ----------  ----------  ------------  -------------  -----------
     Janus Aspen Janus
       Investment Division.....       7,622       34,590       11,493     736,912        57,167       7,130,795
     Janus Aspen Overseas
       Investment Division.....      17,811      114,730    5,940,358     430,241        18,736       5,664,163
     MFS VIT Global Equity
       Investment Division.....      15,146      135,732       14,292       3,782        12,826         232,286
     MFS VIT New Discovery
       Investment Division.....       1,726       42,794       24,020      10,583         4,661           4,419
     MFS VIT Value
       Investment Division.....         274        1,023       36,464       1,372        33,595          67,428
     MFS VIT II High Yield
       Investment Division.....    147,796(g)         --           --        707(g)          --              --
     MIST AllianceBernstein
       Global Dynamic
       Allocation Investment
       Division................      33,068      8,989(h)          --       7,386         2,055(h)           --
     MIST American Funds
       Balanced Allocation
       Investment Division.....     136,505      111,688      225,636      46,230        50,779         119,833
     MIST American Funds
       Growth Allocation
       Investment Division.....     596,532      211,211      237,080     241,084       178,743         112,650
     MIST American Funds
       Moderate Allocation
       Investment Division.....     332,563      223,173      184,789      87,879        72,031          27,959
     MIST AQR Global
       Risk Balanced
       Investment Division.....     202,173     30,767(h)          --      63,799       6,330(h)             --
     MIST BlackRock Global
       Tactical Strategies
       Investment Division.....      72,022     40,820(h)          --      13,676       2,670(h)             --
     MIST BlackRock
       Large Cap Core
       Investment Division.....   6,774,176    5,579,948    6,851,461  26,186,441    24,675,854      23,235,479
     MIST Clarion Global
       Real Estate Investment
       Division................   4,872,884    3,856,513    2,264,531   2,567,939     2,040,067       1,937,838
     MIST ClearBridge
       Aggressive Growth II
       Investment Division.....   1,291,105    2,118,628    1,510,556   2,424,779     1,831,257       2,004,491
     MIST ClearBridge
       Aggressive Growth
       Investment Division.....   2,383,159      770,047    5,893,574   1,442,150     1,188,432       1,236,188
     MIST Harris Oakmark
       International Investment
       Division................  12,366,501    2,666,808    2,500,638   3,801,502     3,615,172       2,457,952

(a) Commenced May 3, 2010 and began transactions in 2012.
(b) Commenced April 28, 2008 and began transactions in 2013.
(c) Commenced May 3, 2010 and began transactions in 2013.
(d) Commenced May 3, 2010 and began transactions in 2011.
(e)  For the period April 29, 2013 to December 31, 2013.
(f) For the period May 2, 2011 to December 31, 2011.
(g) For the period August 19, 2013 to December 31, 2013.
(h)  For the period April 30, 2012 to December 31, 2012.

               METROPOLITAN LIFE SEPARATE ACCOUNT UL
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

6. STATEMENTS OF INVESTMENTS -- (CONTINUED)


                                    AS OF DECEMBER 31,
                                  ------------------------

                                    SHARES      COST ($)
                                  ----------  ------------
                                     2013         2013
                                  ----------  ------------
     MIST Invesco
        Balanced-Risk Allocation
        Investment Division.....       2,337        24,602
     MIST Invesco Mid Cap
        Value Investment
        Division................   4,053,244    69,031,830
     MIST Invesco Small Cap
        Growth Investment
        Division................     323,001     4,548,426
     MIST JPMorgan Small Cap
        Value Investment
        Division................      12,785       222,102
     MIST JPMorgan Global
        Active Allocation
        Investment Division.....       9,535       104,431
     MIST Loomis Sayles
        Global Markets
        Investment Division.....      28,033       375,149
     MIST Lord Abbett Bond
        Debenture Investment
        Division................   2,149,388    25,939,114
     MIST Met/Templeton
        International Bond
        Investment Division.....       7,404        85,733
     MIST MetLife Aggressive
        Strategy Investment
        Division................   1,431,944    14,975,275
     MIST MetLife Balanced
        Plus Investment
        Division................       7,960        87,787
     MIST MetLife Growth
        Strategy Investment
        Division................      27,089       331,338
     MIST MetLife Multi-Index
        Targeted Risk Investment
        Division................         238         2,627
     MIST MFS Emerging
        Markets Equity
        Investment Division.....      26,310       270,506
     MIST MFS Research
        International Investment
        Division................   1,784,137    19,167,794
     MIST Morgan Stanley
        Mid Cap Growth
        Investment Division.....  14,985,528   153,304,166

                                                            FOR THE YEAR ENDED DECEMBER 31,
                                  ------------------------------------------------------------------------------------
                                                   COST OF                                  PROCEEDS
                                                PURCHASES ($)                            FROM SALES ($)
                                  -----------------------------------------  -----------------------------------------
                                      2013         2012           2011          2013          2012          2011
                                    ----------  ------------  -------------  ------------  ------------  -------------
     MIST Invesco
        Balanced-Risk Allocation
        Investment Division.....       28,473       9,936(h)            --       11,354        2,420(h)          --
     MIST Invesco Mid Cap
        Value Investment
        Division................    1,498,456    76,386,802         17,623    5,791,979     4,011,220         3,264
     MIST Invesco Small Cap
        Growth Investment
        Division................    1,526,001       866,163        950,748    1,137,610     1,148,655       984,337
     MIST JPMorgan Small Cap
        Value Investment
        Division................      203,341        19,336         16,769       18,320        21,553         5,385
     MIST JPMorgan Global
        Active Allocation
        Investment Division.....      133,918      21,306(h)            --       47,621        2,566(h)          --
     MIST Loomis Sayles
        Global Markets
        Investment Division.....    386,272(e)           --             --      11,829(e)          --            --
     MIST Lord Abbett Bond
        Debenture Investment
        Division................    3,850,241     4,029,220      4,202,645    3,533,230     2,630,362     5,865,230
     MIST Met/Templeton
        International Bond
        Investment Division.....      105,910       3,780(h)            --       22,711        1,243(h)          --
     MIST MetLife Aggressive
        Strategy Investment
        Division................    1,755,615     1,631,765   15,450,469(f)   1,915,678       989,906     1,027,360(f)
     MIST MetLife Balanced
        Plus Investment
        Division................      107,011      50,269(h)            --       66,151        6,146(h)          --
     MIST MetLife Growth
        Strategy Investment
        Division................    367,648(e)           --             --      39,282(e)          --            --
     MIST MetLife Multi-Index
        Targeted Risk Investment
        Division................     10,029(e)           --             --       7,161(e)          --            --
     MIST MFS Emerging
        Markets Equity
        Investment Division.....      203,989       153,279       26,770(f)      16,542        95,164           540(f)
     MIST MFS Research
        International Investment
        Division................    4,346,021     3,674,489      2,576,414    1,625,675     1,969,844     2,605,812
     MIST Morgan Stanley
        Mid Cap Growth
        Investment Division.....    3,506,234     4,192,041      9,829,634   14,826,330    13,094,724    16,285,234

(a) Commenced May 3, 2010 and began transactions in 2012.
(b) Commenced April 28, 2008 and began transactions in 2013.
(c) Commenced May 3, 2010 and began transactions in 2013.
(d) Commenced May 3, 2010 and began transactions in 2011.
(e)  For the period April 29, 2013 to December 31, 2013.
(f) For the period May 2, 2011 to December 31, 2011.
(g) For the period August 19, 2013 to December 31, 2013.
(h)  For the period April 30, 2012 to December 31, 2012.

               METROPOLITAN LIFE SEPARATE ACCOUNT UL
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

6. STATEMENTS OF INVESTMENTS -- (CONTINUED)


                                   AS OF DECEMBER 31,
                                 ------------------------

                                   SHARES      COST ($)
                                 ----------  ------------
                                    2013         2013
                                 ----------  ------------
     MIST Oppenheimer
       Global Equity
       Investment Division.....   2,435,460    31,885,200
     MIST PIMCO Inflation
       Protected Bond
       Investment Division.....   1,126,985    12,624,414
     MIST PIMCO Total Return
       Investment Division.....   4,209,162    49,845,188
     MIST Pioneer Fund
       Investment Division.....      10,945       114,196
     MIST Pyramis Managed
       Risk Investment
       Division................          28           292
     MIST Schroders Global
       Multi-Asset Investment
       Division................       1,959        21,190
     MIST SSgA Growth and
       Income ETF Investment
       Division................     603,061     6,749,848
     MIST SSgA Growth ETF
       Investment Division.....     429,801     4,634,710
     MIST T. Rowe Price Large
       Cap Value Investment
       Division................      63,017     1,576,375
     MIST T. Rowe Price
       Mid Cap Growth
       Investment Division.....   2,258,497    19,397,797
     MIST Third Avenue
       Small Cap Value
       Investment Division.....      45,851       655,053
     MSF Baillie Gifford
       International Stock
       Investment Division.....   4,255,819    47,231,220
     MSF Barclays Capital
       Aggregate Bond Index
       Investment Division.....  11,109,226   121,743,230
     MSF BlackRock Bond
       Income Investment
       Division................     757,009    81,385,099
     MSF BlackRock Capital
       Appreciation Investment
       Division................     551,656    14,218,107
     MSF BlackRock
       Diversified Investment
       Division................  14,706,758   237,239,102

                                                         FOR THE YEAR ENDED DECEMBER 31,
                                 ------------------------------------------------------------------------------
                                                 COST OF                                PROCEEDS
                                              PURCHASES ($)                          FROM SALES ($)
                                 --------------------------------------  --------------------------------------
                                    2013          2012          2011         2013         2012          2011
                                 ------------  ------------  ----------  ------------  ------------  ----------
     MIST Oppenheimer
       Global Equity
       Investment Division.....    2,321,885    1,995,431     4,561,354    3,889,775     4,751,183    6,449,346
     MIST PIMCO Inflation
       Protected Bond
       Investment Division.....    2,836,674    4,918,545     3,303,438    3,102,046     1,739,898    2,028,482
     MIST PIMCO Total Return
       Investment Division.....    9,342,752    6,325,271     7,403,802    5,838,413     5,836,729    5,653,299
     MIST Pioneer Fund
       Investment Division.....        7,882        7,582         7,780       47,925         4,551       67,759
     MIST Pyramis Managed
       Risk Investment
       Division................        292(e)          --            --         --(e)           --           --
     MIST Schroders Global
       Multi-Asset Investment
       Division................       20,776       8,021(h)          --        5,512       2,255(h)          --
     MIST SSgA Growth and
       Income ETF Investment
       Division................    1,997,849    1,824,928     1,498,489      859,987       688,031      604,376
     MIST SSgA Growth ETF
       Investment Division.....    1,446,527    1,113,746     1,923,928      671,592       500,843    1,172,938
     MIST T. Rowe Price Large
       Cap Value Investment
       Division................      420,793       76,536        25,689      193,933        17,219    5,307,279
     MIST T. Rowe Price
       Mid Cap Growth
       Investment Division.....    3,029,264    3,759,855     8,275,848    2,799,197     7,974,926    2,781,426
     MIST Third Avenue
       Small Cap Value
       Investment Division.....       63,430      126,084       595,096      233,699       192,017    1,211,039
     MSF Baillie Gifford
       International Stock
       Investment Division.....    2,118,267    2,184,026     3,235,087    3,108,949     4,015,643    3,373,752
     MSF Barclays Capital
       Aggregate Bond Index
       Investment Division.....   20,021,956   18,934,907    11,501,288    8,161,697    11,439,455   21,342,034
     MSF BlackRock Bond
       Income Investment
       Division................    8,070,467    5,640,825     5,805,876    6,400,153     7,542,088    8,666,314
     MSF BlackRock Capital
       Appreciation Investment
       Division................    3,327,801    7,158,245     2,393,555    1,550,635     2,120,133    1,606,886
     MSF BlackRock
       Diversified Investment
       Division................    9,203,469    8,590,251    10,350,108   19,565,615    21,948,665   21,365,154

(a) Commenced May 3, 2010 and began transactions in 2012.
(b) Commenced April 28, 2008 and began transactions in 2013.
(c) Commenced May 3, 2010 and began transactions in 2013.
(d) Commenced May 3, 2010 and began transactions in 2011.
(e)  For the period April 29, 2013 to December 31, 2013.
(f) For the period May 2, 2011 to December 31, 2011.
(g) For the period August 19, 2013 to December 31, 2013.
(h)  For the period April 30, 2012 to December 31, 2012.

               METROPOLITAN LIFE SEPARATE ACCOUNT UL
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

6. STATEMENTS OF INVESTMENTS -- (CONTINUED)


                                  AS OF DECEMBER 31,                           FOR THE YEAR ENDED DECEMBER 31,
                                ------------------------  -------------------------------------------------------------------------
                                                                         COST OF                             PROCEEDS
                                  SHARES      COST ($)                PURCHASES ($)                       FROM SALES ($)
                                ----------  ------------  -----------------------------------   -----------------------------------
                                   2013         2013         2013         2012        2011         2013        2012         2011
                                ----------  ------------  ----------   ----------  ----------   ----------  ----------   ----------
     MSF BlackRock Large Cap
       Value Investment
       Division...............   1,535,572    16,567,153   2,342,311    3,386,813   1,424,125    1,620,473   1,826,005    1,183,780
     MSF BlackRock Money
       Market Investment
       Division...............     237,819    23,781,884   8,919,408   13,187,844  11,412,230    8,411,979  10,707,190   20,447,498
     MSF Davis Venture Value
       Investment Division....   1,692,569    47,415,753   3,803,213    2,240,132   4,062,485    6,337,042   3,984,624    5,416,410
     MSF Frontier Mid Cap
       Growth Investment
       Division...............   6,178,153   144,884,748   8,476,019    2,359,607   8,269,136   22,525,722  16,639,363   17,101,074
     MSF Jennison Growth
       Investment Division....   1,375,104    15,415,568     913,517    5,678,348   1,020,376    2,926,328   1,525,681    2,289,730
     MSF Loomis Sayles
       Small Cap Core
       Investment Division....      77,520    16,380,796   2,698,843    1,244,281   1,401,272    2,319,697   1,870,414    2,332,479
     MSF Loomis Sayles
       Small Cap Growth
       Investment Division....     733,333     7,321,932   1,502,732      435,159   1,535,720    1,369,444   1,390,992    1,011,621
     MSF Met/Artisan
       Mid Cap Value
       Investment Division....     240,575    49,230,865   1,897,264    1,652,342   2,136,634    4,831,177   3,672,223    4,226,880
     MSF MetLife Conservative
       Allocation Investment
       Division...............     428,259     4,839,598   1,016,919    1,835,676   1,806,198    1,287,364   1,004,176    1,511,348
     MSF MetLife Conservative
       to Moderate Allocation
       Investment Division....     716,981     7,995,503   1,722,153    2,243,025   1,953,282    1,719,216     731,687    2,239,776
     MSF MetLife Mid Cap
       Stock Index Investment
       Division...............   5,209,362    66,643,830  13,448,733    6,434,902   7,118,449    7,654,195   6,851,251    5,790,251
     MSF MetLife Moderate
       Allocation Investment
       Division...............   3,742,439    40,166,495   5,705,492    5,656,884   6,621,830    6,533,709   4,063,798    3,119,932
     MSF MetLife Moderate to
       Aggressive Allocation
       Investment Division....   6,499,539    69,742,286   7,738,825    7,501,562   8,856,018    8,434,282   5,594,631    4,089,610
     MSF MetLife Stock Index
       Investment Division....  21,753,279   662,656,025  44,934,052   41,740,053  42,140,081   61,796,495  56,539,432   42,862,666
     MSF MFS Total Return
       Investment Division....      58,856     7,947,718     938,490    1,197,544   1,189,902      830,981   1,043,992    1,494,750
     MSF MFS Value Investment
       Division...............   4,725,766    62,181,707  13,685,105    3,310,186   3,888,301    6,070,278   4,486,581    5,180,543
     MSF MSCI EAFE Index
       Investment Division....   5,859,932    65,024,022   7,260,878    7,247,918   9,375,469    7,024,358   7,865,571    5,508,673

(a) Commenced May 3, 2010 and began transactions in 2012.
(b) Commenced April 28, 2008 and began transactions in 2013.
(c) Commenced May 3, 2010 and began transactions in 2013.
(d) Commenced May 3, 2010 and began transactions in 2011.
(e)  For the period April 29, 2013 to December 31, 2013.
(f) For the period May 2, 2011 to December 31, 2011.
(g) For the period August 19, 2013 to December 31, 2013.
(h)  For the period April 30, 2012 to December 31, 2012.

               METROPOLITAN LIFE SEPARATE ACCOUNT UL
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

6. STATEMENTS OF INVESTMENTS -- (CONCLUDED)


                                     AS OF DECEMBER 31,
                                  -------------------------

                                     SHARES      COST ($)
                                  -----------  ------------
                                      2013         2013
                                  -----------  ------------
     MSF Neuberger Berman
       Genesis Investment
       Division.................    6,231,068    89,502,562
     MSF Russell 2000 Index
       Investment Division......    3,642,566    43,690,487
     MSF T. Rowe Price Large
       Cap Growth Investment
       Division.................    3,277,100    45,589,605
     MSF T. Rowe Price Small
       Cap Growth Investment
       Division.................    5,270,376    71,654,015
     MSF Van Eck Global
       Natural Resources
       Investment Division......       11,989       160,661
     MSF Western Asset
       Management Strategic
       Bond Opportunities
       Investment Division......    1,885,981    23,372,761
     MSF Western Asset
       Management U.S.
       Government Investment
       Division.................    1,373,376    16,617,063
     PIMCO VIT All Asset
       Investment Division......       84,954       941,277
     PIMCO VIT Commodity
       Real Return Strategy
       Investment Division......          967         5,909
     PIMCO VIT Low Duration
       Investment Division......      148,125     1,551,518
     Pioneer VCT Emerging
       Markets Investment
       Division.................       10,867       261,397
     Pioneer VCT Mid Cap Value
       Investment Division......        2,175        33,678
     Putnam VT International
       Value Investment
       Division.................          581         5,951
     Royce Micro-Cap
       Investment Division......          605         6,212
     Royce Small-Cap
       Investment Division......       49,492       542,288
     UIF Emerging Markets Debt
       Investment Division......      141,121     1,250,999
     UIF Emerging Markets Equity
       Investment Division......       84,170     1,195,117
     Wells Fargo VT Total Return
       Bond Investment
       Division.................       25,568       270,900

                                                            FOR THE YEAR ENDED DECEMBER 31,
                                  ------------------------------------------------------------------------------------
                                                  COST OF                                   PROCEEDS
                                               PURCHASES ($)                             FROM SALES ($)
                                  -----------------------------------------  -----------------------------------------
                                     2013           2012        2011            2013           2012         2011
                                  -------------  ----------   -------------  -------------  ----------    ------------
     MSF Neuberger Berman
       Genesis Investment
       Division.................   7,027,531      1,372,639    2,070,471      7,742,991      5,678,800    5,494,730
     MSF Russell 2000 Index
       Investment Division......   3,029,528      2,536,084    4,574,342      6,463,070      5,292,336    7,433,659
     MSF T. Rowe Price Large
       Cap Growth Investment
       Division.................  15,736,961      2,729,462    2,728,837      6,944,037      3,564,278    5,712,444
     MSF T. Rowe Price Small
       Cap Growth Investment
       Division.................   9,391,866     12,017,765    6,480,374     11,430,616     10,094,477    9,130,453
     MSF Van Eck Global
       Natural Resources
       Investment Division......     114,120         52,989       15,766(f)      11,294          9,747          344(f)
     MSF Western Asset
       Management Strategic
       Bond Opportunities
       Investment Division......   3,018,642      2,398,460    2,218,805      2,127,409      2,267,683    2,678,776
     MSF Western Asset
       Management U.S.
       Government Investment
       Division.................   1,874,177      1,529,728    1,868,479      1,529,016      1,548,704    2,143,284
     PIMCO VIT All Asset
       Investment Division......     919,742         31,250       97,359(f)     102,137          4,536           --(f)
     PIMCO VIT Commodity
       Real Return Strategy
       Investment Division......       6,189(e)          --           --            275(e)          --           --
     PIMCO VIT Low Duration
       Investment Division......     932,742         47,764      210,299        317,710         43,068       21,217
     Pioneer VCT Emerging
       Markets Investment
       Division.................      85,122        511,183      461,977        472,102        259,048      837,851
     Pioneer VCT Mid Cap Value
       Investment Division......         425         13,669       52,297        131,940          7,978        6,022
     Putnam VT International
       Value Investment
       Division.................       6,233(b)          --           --            293(b)          --           --
     Royce Micro-Cap
       Investment Division......       2,118         56,398       22,196        429,932         11,535        9,860
     Royce Small-Cap
       Investment Division......     226,942        194,261    1,012,962        224,586        463,815      605,050
     UIF Emerging Markets Debt
       Investment Division......     271,301        734,902      432,895        107,779         65,546       19,721
     UIF Emerging Markets Equity
       Investment Division......     399,267        423,867      657,354        165,296         68,649      220,179
     Wells Fargo VT Total Return
       Bond Investment
       Division.................      59,791        435,287      134,983        270,977         88,422    1,089,695

(a) Commenced May 3, 2010 and began transactions in 2012.
(b) Commenced April 28, 2008 and began transactions in 2013.
(c) Commenced May 3, 2010 and began transactions in 2013.
(d) Commenced May 3, 2010 and began transactions in 2011.
(e)  For the period April 29, 2013 to December 31, 2013.
(f) For the period May 2, 2011 to December 31, 2011.
(g) For the period August 19, 2013 to December 31, 2013.
(h)  For the period April 30, 2012 to December 31, 2012.

This page is intentionally left blank.

               METROPOLITAN LIFE SEPARATE ACCOUNT UL
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7. SCHEDULES OF UNITS
   FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011:


                                     ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH
                                                INVESTMENT DIVISION
                             --------------------------------------------------------
                                    2013               2012               2011
                             -----------------  ------------------  -----------------

Units beginning of year....             11,630             914,212             19,486
Units issued and
   transferred from other
   funding options.........              1,489                 797            943,623
Units redeemed and
   transferred to other
   funding options.........            (2,998)           (903,379)           (48,897)
                             -----------------  ------------------  -----------------
Units end of year..........             10,121              11,630            914,212
                             =================  ==================  =================


                                       ALLIANCEBERNSTEIN INTERMEDIATE BOND
                                               INVESTMENT DIVISION
                             -------------------------------------------------------
                                    2013              2012               2011
                             -----------------  -----------------  -----------------

Units beginning of year....              6,675              3,232              3,146
Units issued and
   transferred from other
   funding options.........                219              3,563                191
Units redeemed and
   transferred to other
   funding options.........            (3,082)              (120)              (105)
                             -----------------  -----------------  -----------------
Units end of year..........              3,812              6,675              3,232
                             =================  =================  =================


                                             AMERICAN CENTURY VP VISTA
                                                INVESTMENT DIVISION
                             --------------------------------------------------------
                                    2013               2012               2011
                             -----------------  ------------------  -----------------

Units beginning of year....                279                 679              5,360
Units issued and
   transferred from other
   funding options.........                 --                  63                753
Units redeemed and
   transferred to other
   funding options.........              (242)               (463)            (5,434)
                             -----------------  ------------------  -----------------
Units end of year..........                 37                 279                679
                             =================  ==================  =================


                                                AMERICAN FUNDS BOND
                                                INVESTMENT DIVISION
                             --------------------------------------------------------
                                    2013               2012               2011
                             -----------------  ------------------  -----------------

Units beginning of year....            397,946             367,699            361,073
Units issued and
   transferred from other
   funding options.........            106,636             131,998            111,528
Units redeemed and
   transferred to other
   funding options.........           (87,581)           (101,751)          (104,902)
                             -----------------  ------------------  -----------------
Units end of year..........            417,001             397,946            367,699
                             =================  ==================  =================

                                    AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION
                                                INVESTMENT DIVISION
                             -------------------------------------------------------
                                    2013               2012               2011
                             -----------------  -----------------  -----------------

Units beginning of year....          1,947,587          2,037,588          2,114,920
Units issued and
   transferred from other
   funding options.........            249,505            343,427            395,698
Units redeemed and
   transferred to other
   funding options.........          (348,852)          (433,428)          (473,030)
                             -----------------  -----------------  -----------------
Units end of year..........          1,848,240          1,947,587          2,037,588
                             =================  =================  =================


                                              AMERICAN FUNDS GROWTH
                                               INVESTMENT DIVISION
                             -------------------------------------------------------
                                    2013               2012              2011
                             -----------------  -----------------  -----------------

Units beginning of year....          1,269,410          1,353,057          1,411,108
Units issued and
   transferred from other
   funding options.........            145,646            191,289            236,308
Units redeemed and
   transferred to other
   funding options.........          (230,258)          (274,936)          (294,359)
                             -----------------  -----------------  -----------------
Units end of year..........          1,184,798          1,269,410          1,353,057
                             =================  =================  =================


                                          AMERICAN FUNDS GROWTH-INCOME                  AMERICAN FUNDS HIGH-INCOME BOND
                                               INVESTMENT DIVISION                            INVESTMENT DIVISION
                             ------------------------------------------------------  ------------------------------------
                                   2013               2012               2011               2013             2012 (a)
                             -----------------  ----------------  -----------------  -----------------  -----------------

Units beginning of year....          1,382,116         1,453,945          1,483,095              4,606                 --
Units issued and
   transferred from other
   funding options.........            173,179           212,605            249,184                 18              4,621
Units redeemed and
   transferred to other
   funding options.........          (240,034)         (284,434)          (278,334)            (3,299)               (15)
                             -----------------  ----------------  -----------------  -----------------  -----------------
Units end of year..........          1,315,261         1,382,116          1,453,945              1,325              4,606
                             =================  ================  =================  =================  =================


                                           AMERICAN FUNDS INTERNATIONAL
                                                INVESTMENT DIVISION
                             ---------------------------------------------------------
                                    2013               2012                2011
                             ------------------  -----------------  ------------------

Units beginning of year....              18,773             21,039              27,930
Units issued and
   transferred from other
   funding options.........               7,789              1,746                 306
Units redeemed and
   transferred to other
   funding options.........             (7,400)            (4,012)             (7,197)
                             ------------------  -----------------  ------------------
Units end of year..........              19,162             18,773              21,039
                             ==================  =================  ==================


                                          AMERICAN FUNDS U.S. GOVERNMENT/
                                               AAA-RATED SECURITIES
                                                INVESTMENT DIVISION
                             --------------------------------------------------------
                                   2013                2012               2011
                             -----------------  -----------------  ------------------

Units beginning of year....              1,972              2,025               1,810
Units issued and
   transferred from other
   funding options.........                220                292               1,074
Units redeemed and
   transferred to other
   funding options.........               (99)              (345)               (859)
                             -----------------  -----------------  ------------------
Units end of year..........              2,093              1,972               2,025
                             =================  =================  ==================



                                         DREYFUS VIF INTERNATIONAL VALUE
                                               INVESTMENT DIVISION
                             -------------------------------------------------------
                                   2013                2012              2011
                             -----------------  -----------------  -----------------

Units beginning of year....             16,013             16,153             16,502
Units issued and
   transferred from other
   funding options.........                 11                 77                 99
Units redeemed and
   transferred to other
   funding options.........              (352)              (217)              (448)
                             -----------------  -----------------  -----------------
Units end of year..........             15,672             16,013             16,153
                             =================  =================  =================



                                        FIDELITY VIP ASSET MANAGER: GROWTH
                                                INVESTMENT DIVISION
                             --------------------------------------------------------
                                    2013               2012               2011
                             -----------------  ------------------  -----------------

Units beginning of year....            164,596             138,116            172,460
Units issued and
   transferred from other
   funding options.........             11,097              47,327             17,093
Units redeemed and
   transferred to other
   funding options.........           (43,635)            (20,847)           (51,437)
                             -----------------  ------------------  -----------------
Units end of year..........            132,058             164,596            138,116
                             =================  ==================  =================

(a) Commenced May 3, 2010 and began transactions in 2012.
(b) Commenced April 28, 2008 and began transactions in 2013.
(c) Commenced May 3, 2010 and began transactions in 2013.
(d) Commenced May 3, 2010 and began transactions in 2011.
(e) For the period April 29, 2013 to December 31, 2013.
(f) For the period May 2, 2011 to December 31, 2011.
(g) For the period August 19, 2013 to December 31, 2013.
(h) For the period April 30, 2012 to December 31, 2012.

               METROPOLITAN LIFE SEPARATE ACCOUNT UL
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7. SCHEDULES OF UNITS -- (CONTINUED)
   FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011:


                                              FIDELITY VIP CONTRAFUND
                                                INVESTMENT DIVISION
                             ---------------------------------------------------------
                                    2013               2012                2011
                             -----------------  ------------------  ------------------

Units beginning of year....            147,414             157,450             190,755
Units issued and
   transferred from other
   funding options.........              9,977              16,403              22,512
Units redeemed and
   transferred to other
   funding options.........           (41,606)            (26,439)            (55,817)
                             -----------------  ------------------  ------------------
Units end of year..........            115,785             147,414             157,450
                             =================  ==================  ==================


                                            FIDELITY VIP EQUITY-INCOME
                                                INVESTMENT DIVISION
                             ---------------------------------------------------------
                                    2013                2012               2011
                             ------------------  -----------------  ------------------

Units beginning of year....               4,431              1,549              17,040
Units issued and
   transferred from other
   funding options.........                 860              3,462               2,435
Units redeemed and
   transferred to other
   funding options.........             (3,474)              (580)            (17,926)
                             ------------------  -----------------  ------------------
Units end of year..........               1,817              4,431               1,549
                             ==================  =================  ==================


                                              FIDELITY VIP FREEDOM 2010
                                                 INVESTMENT DIVISION
                             ---------------------------------------------------------
                                    2013                2012               2011
                             ------------------  -----------------  ------------------

Units beginning of year....               3,378              3,238               3,002
Units issued and
   transferred from other
   funding options.........                 118                200                 246
Units redeemed and
   transferred to other
   funding options.........                 (8)               (60)                (10)
                             ------------------  -----------------  ------------------
Units end of year..........               3,488              3,378               3,238
                             ==================  =================  ==================


                                             FIDELITY VIP FREEDOM 2020
                                                INVESTMENT DIVISION
                             --------------------------------------------------------
                                    2013                2012              2011
                             ------------------  -----------------  -----------------

Units beginning of year....              51,279             53,514             56,297
Units issued and
   transferred from other
   funding options.........               9,018                968                121
Units redeemed and
   transferred to other
   funding options.........             (1,710)            (3,203)            (2,904)
                             ------------------  -----------------  -----------------
Units end of year..........              58,587             51,279             53,514
                             ==================  =================  =================

                                FIDELITY VIP                                                                     FIDELITY VIP
                                FREEDOM 2025                       FIDELITY VIP FREEDOM 2030                     FREEDOM 2040
                             INVESTMENT DIVISION                      INVESTMENT DIVISION                     INVESTMENT DIVISION
                             -------------------  ----------------------------------------------------------  -------------------
                                  2013 (b)               2013                2012                2011              2013 (c)
                             -------------------  ------------------  ------------------  ------------------  -------------------

Units beginning of year....                  --                3,939               6,028               9,011                  --
Units issued and
   transferred from other
   funding options.........               2,321                  811                  83               2,929                 784
Units redeemed and
   transferred to other
   funding options.........               (172)                 (41)             (2,172)             (5,912)                 (2)
                             -------------------  ------------------  ------------------  ------------------  -------------------
Units end of year..........               2,149                4,709               3,939               6,028                 782
                             ===================  ==================  ==================  ==================  ===================



                                                         FIDELITY VIP FREEDOM 2050
                                                            INVESTMENT DIVISION
                                        ----------------------------------------------------------
                                               2013                2012              2011 (d)
                                        ------------------  ------------------  ------------------

Units beginning of year....                          1,468               1,492                  --
Units issued and
   transferred from other
   funding options.........                              1                  --               1,494
Units redeemed and
   transferred to other
   funding options.........                           (25)                (24)                 (2)
                                        ------------------  ------------------  ------------------
Units end of year..........                          1,444               1,468               1,492
                                        ==================  ==================  ==================



                                              FIDELITY VIP HIGH INCOME
                                                 INVESTMENT DIVISION
                             ---------------------------------------------------------
                                    2013                2012               2011
                             ------------------  ------------------  -----------------

Units beginning of year....               8,955               2,677                294
Units issued and
   transferred from other
   funding options.........                   4               6,418              2,406
Units redeemed and
   transferred to other
   funding options.........               (361)               (140)               (23)
                             ------------------  ------------------  -----------------
Units end of year..........               8,598               8,955              2,677
                             ==================  ==================  =================



                                        FIDELITY VIP INVESTMENT GRADE BOND
                                                INVESTMENT DIVISION
                             --------------------------------------------------------
                                   2013                2012                2011
                             -----------------  ------------------  -----------------

Units beginning of year....            144,729             117,053             38,436
Units issued and
   transferred from other
   funding options.........             74,632             117,701            120,433
Units redeemed and
   transferred to other
   funding options.........          (109,636)            (90,025)           (41,816)
                             -----------------  ------------------  -----------------
Units end of year..........            109,725             144,729            117,053
                             =================  ==================  =================


                                                                                              FTVIPT
                                                                                          FRANKLIN INCOME
                                                FIDELITY VIP MID CAP                        SECURITIES
                                                 INVESTMENT DIVISION                    INVESTMENT DIVISION
                             ---------------------------------------------------------  -------------------
                                    2013                2012               2011              2013 (e)
                             ------------------  ------------------  -----------------  -------------------

Units beginning of year....              26,557              24,942             16,733                  --
Units issued and
   transferred from other
   funding options.........                  46               4,204             12,194                   1
Units redeemed and
   transferred to other
   funding options.........            (20,102)             (2,589)            (3,985)                  --
                             ------------------  ------------------  -----------------  -------------------
Units end of year..........               6,501              26,557             24,942                   1
                             ==================  ==================  =================  ===================


                                                                                             FTVIPT
                                                                                          MUTUAL SHARES
                                     FTVIPT MUTUAL GLOBAL DISCOVERY SECURITIES             SECURITIES
                                                INVESTMENT DIVISION                    INVESTMENT DIVISION
                             --------------------------------------------------------  -------------------
                                    2013               2012                2011             2013 (e)
                             -----------------  ------------------  -----------------  -------------------

Units beginning of year....             40,339              44,626             53,444                  --
Units issued and
   transferred from other
   funding options.........              1,707               6,077              9,519                  72
Units redeemed and
   transferred to other
   funding options.........           (22,567)            (10,364)           (18,337)                 (5)
                             -----------------  ------------------  -----------------  -------------------
Units end of year..........             19,479              40,339             44,626                  67
                             =================  ==================  =================  ===================

(a) Commenced May 3, 2010 and began transactions in 2012.
(b) Commenced April 28, 2008 and began transactions in 2013.
(c) Commenced May 3, 2010 and began transactions in 2013.
(d) Commenced May 3, 2010 and began transactions in 2011.
(e) For the period April 29, 2013 to December 31, 2013.
(f) For the period May 2, 2011 to December 31, 2011.
(g) For the period August 19, 2013 to December 31, 2013.
(h) For the period April 30, 2012 to December 31, 2012.

               METROPOLITAN LIFE SEPARATE ACCOUNT UL
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7. SCHEDULES OF UNITS -- (CONTINUED)
   FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011:


                                        FTVIPT TEMPLETON FOREIGN SECURITIES
                                                INVESTMENT DIVISION
                             -------------------------------------------------------
                                   2013               2012                2011
                             -----------------  -----------------  -----------------

Units beginning of year....            225,312            203,775            558,309
Units issued and
   transferred from other
   funding options.........             22,322             49,290             26,853
Units redeemed and
   transferred to other
   funding options.........           (44,414)           (27,753)          (381,387)
                             -----------------  -----------------  -----------------
Units end of year..........            203,220            225,312            203,775
                             =================  =================  =================


                                       FTVIPT TEMPLETON GLOBAL BOND SECURITIES
                                                 INVESTMENT DIVISION
                             ---------------------------------------------------------
                                    2013               2012                2011
                             -----------------  ------------------  ------------------

Units beginning of year....             18,556              14,004                 179
Units issued and
   transferred from other
   funding options.........             40,703               5,493              25,202
Units redeemed and
   transferred to other
   funding options.........            (4,976)               (941)            (11,377)
                             -----------------  ------------------  ------------------
Units end of year..........             54,283              18,556              14,004
                             =================  ==================  ==================


                                           GOLDMAN SACHS MID-CAP VALUE
                                               INVESTMENT DIVISION
                             -------------------------------------------------------
                                   2013               2012               2011
                             -----------------  -----------------  -----------------

Units beginning of year....             15,625             19,234             24,643
Units issued and
   transferred from other
   funding options.........                 --                 --                 --
Units redeemed and
   transferred to other
   funding options.........            (3,835)            (3,609)            (5,409)
                             -----------------  -----------------  -----------------
Units end of year..........             11,790             15,625             19,234
                             =================  =================  =================


                                     GOLDMAN SACHS STRUCTURED SMALL CAP EQUITY
                                                INVESTMENT DIVISION
                             -------------------------------------------------------
                                   2013               2012                2011
                             -----------------  -----------------  -----------------

Units beginning of year....              1,925              4,148              4,258
Units issued and
   transferred from other
   funding options.........                460                435                 38
Units redeemed and
   transferred to other
   funding options.........              (271)            (2,658)              (148)
                             -----------------  -----------------  -----------------
Units end of year..........              2,114              1,925              4,148
                             =================  =================  =================

                                                INVESCO V.I. COMSTOCK
                                                 INVESTMENT DIVISION
                             -----------------------------------------------------------
                                    2013                2012                 2011
                             ------------------  ------------------  -------------------

Units beginning of year....              18,847              17,951                2,966
Units issued and
   transferred from other
   funding options.........                  11               2,259               15,242
Units redeemed and
   transferred to other
   funding options.........               (400)             (1,363)                (257)
                             ------------------  ------------------  -------------------
Units end of year..........              18,458              18,847               17,951
                             ==================  ==================  ===================


                                           INVESCO V.I. GLOBAL REAL ESTATE
                                                 INVESTMENT DIVISION
                             -----------------------------------------------------------
                                    2013                2012                 2011
                             ------------------  -------------------  ------------------

Units beginning of year....              73,934               54,002              54,093
Units issued and
   transferred from other
   funding options.........               9,172               31,822              34,742
Units redeemed and
   transferred to other
   funding options.........            (17,404)             (11,890)            (34,833)
                             ------------------  -------------------  ------------------
Units end of year..........              65,702               73,934              54,002
                             ==================  ===================  ==================


                                        INVESCO V.I. GOVERNMENT SECURITIES
                                                INVESTMENT DIVISION
                             ----------------------------------------------------------
                                    2013                2012              2011 (f)
                             ------------------  ------------------  ------------------

Units beginning of year....                  22               1,570                  --
Units issued and
   transferred from other
   funding options.........                 820               1,091               8,213
Units redeemed and
   transferred to other
   funding options.........                (32)             (2,639)             (6,643)
                             ------------------  ------------------  ------------------
Units end of year..........                 810                  22               1,570
                             ==================  ==================  ==================


                                         INVESCO V.I. INTERNATIONAL GROWTH
                                                INVESTMENT DIVISION
                             ----------------------------------------------------------
                                    2013                2012                2011
                             ------------------  ------------------  ------------------

Units beginning of year....             314,797               1,308              14,201
Units issued and
   transferred from other
   funding options.........              15,364             329,534                 320
Units redeemed and
   transferred to other
   funding options.........           (313,932)            (16,045)            (13,213)
                             ------------------  ------------------  ------------------
Units end of year..........              16,229             314,797               1,308
                             ==================  ==================  ==================

                                                JANUS ASPEN BALANCED
                                                 INVESTMENT DIVISION
                             ---------------------------------------------------------
                                    2013                2012               2011
                             ------------------  -----------------  ------------------

Units beginning of year....              59,065             81,522             155,834
Units issued and
   transferred from other
   funding options.........               1,895              9,247               8,172
Units redeemed and
   transferred to other
   funding options.........            (16,489)           (31,704)            (82,484)
                             ------------------  -----------------  ------------------
Units end of year..........              44,471             59,065              81,522
                             ==================  =================  ==================


                                                JANUS ASPEN FORTY
                                               INVESTMENT DIVISION
                             -------------------------------------------------------
                                    2013              2012                2011
                             -----------------  -----------------  -----------------

Units beginning of year....             46,505             45,616             73,218
Units issued and
   transferred from other
   funding options.........              1,234             13,757              4,044
Units redeemed and
   transferred to other
   funding options.........           (12,922)           (12,868)           (31,646)
                             -----------------  -----------------  -----------------
Units end of year..........             34,817             46,505             45,616
                             =================  =================  =================


                                                  JANUS ASPEN JANUS
                                                 INVESTMENT DIVISION
                             ---------------------------------------------------------
                                    2013                2012               2011
                             ------------------  -----------------  ------------------

Units beginning of year....              81,921             85,791             741,523
Units issued and
   transferred from other
   funding options.........                 121              1,271                 640
Units redeemed and
   transferred to other
   funding options.........            (53,627)            (5,141)           (656,372)
                             ------------------  -----------------  ------------------
Units end of year..........              28,415             81,921              85,791
                             ==================  =================  ==================


                                               JANUS ASPEN OVERSEAS
                                                INVESTMENT DIVISION
                             --------------------------------------------------------
                                    2013               2012                2011
                             -----------------  ------------------  -----------------

Units beginning of year....             17,627              15,536             11,481
Units issued and
   transferred from other
   funding options.........                228               3,116            181,594
Units redeemed and
   transferred to other
   funding options.........           (15,452)             (1,025)          (177,539)
                             -----------------  ------------------  -----------------
Units end of year..........              2,403              17,627             15,536
                             =================  ==================  =================

(a) Commenced May 3, 2010 and began transactions in 2012.
(b) Commenced April 28, 2008 and began transactions in 2013.
(c) Commenced May 3, 2010 and began transactions in 2013.
(d) Commenced May 3, 2010 and began transactions in 2011.
(e) For the period April 29, 2013 to December 31, 2013.
(f) For the period May 2, 2011 to December 31, 2011.
(g) For the period August 19, 2013 to December 31, 2013.
(h) For the period April 30, 2012 to December 31, 2012.

               METROPOLITAN LIFE SEPARATE ACCOUNT UL
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7. SCHEDULES OF UNITS -- (CONTINUED)
   FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011:



                                               MFS VIT GLOBAL EQUITY
                                                INVESTMENT DIVISION
                             --------------------------------------------------------
                                    2013               2012               2011
                             -----------------  ------------------  -----------------

Units beginning of year....              7,233                 356             14,222
Units issued and
   transferred from other
   funding options.........                716               7,683                851
Units redeemed and
   transferred to other
   funding options.........              (188)               (806)           (14,717)
                             -----------------  ------------------  -----------------
Units end of year..........              7,761               7,233                356
                             =================  ==================  =================



                                                MFS VIT NEW DISCOVERY
                                                 INVESTMENT DIVISION
                             ---------------------------------------------------------
                                    2013               2012                2011
                             -----------------  ------------------  ------------------

Units beginning of year....              9,204               7,919               7,814
Units issued and
   transferred from other
   funding options.........                 --               1,553                 359
Units redeemed and
   transferred to other
   funding options.........              (483)               (268)               (254)
                             -----------------  ------------------  ------------------
Units end of year..........              8,721               9,204               7,919
                             =================  ==================  ==================


                                                                                           MFS VIT II
                                                   MFS VIT VALUE                           HIGH YIELD
                                                INVESTMENT DIVISION                    INVESTMENT DIVISION
                             --------------------------------------------------------  -------------------
                                   2013                2012               2011              2013 (g)
                             -----------------  -----------------  ------------------  -------------------

Units beginning of year....              1,049              3,138               5,577                  --
Units issued and
   transferred from other
   funding options.........                  1                 --                  --               8,117
Units redeemed and
   transferred to other
   funding options.........               (72)            (2,089)             (2,439)                (42)
                             -----------------  -----------------  ------------------  -------------------
Units end of year..........                978              1,049               3,138               8,075
                             =================  =================  ==================  ===================


                                MIST ALLIANCEBERNSTEIN GLOBAL
                                     DYNAMIC ALLOCATION
                                     INVESTMENT DIVISION
                             ------------------------------------
                                   2013              2012 (h)
                             -----------------  -----------------

Units beginning of year....                656                 --
Units issued and
   transferred from other
   funding options.........              2,831                852
Units redeemed and
   transferred to other
   funding options.........              (640)              (196)
                             -----------------  -----------------
Units end of year..........              2,847                656
                             =================  =================

                                      MIST AMERICAN FUNDS BALANCED ALLOCATION
                                                INVESTMENT DIVISION
                             -------------------------------------------------------
                                    2013               2012               2011
                             -----------------  -----------------  -----------------

Units beginning of year....             54,591             50,766             41,296
Units issued and
   transferred from other
   funding options.........              6,481              8,491             21,131
Units redeemed and
   transferred to other
   funding options.........            (3,614)            (4,666)           (11,661)
                             -----------------  -----------------  -----------------
Units end of year..........             57,458             54,591             50,766
                             =================  =================  =================


                                       MIST AMERICAN FUNDS GROWTH ALLOCATION
                                                INVESTMENT DIVISION
                             -------------------------------------------------------
                                    2013               2012               2011
                             -----------------  -----------------  -----------------

Units beginning of year....             84,318             82,817             71,574
Units issued and
   transferred from other
   funding options.........             43,545             19,200             22,942
Units redeemed and
   transferred to other
   funding options.........           (19,761)           (17,699)           (11,699)
                             -----------------  -----------------  -----------------
Units end of year..........            108,102             84,318             82,817
                             =================  =================  =================


                                     MIST AMERICAN FUNDS MODERATE ALLOCATION              MIST AQR GLOBAL RISK BALANCED
                                               INVESTMENT DIVISION                             INVESTMENT DIVISION
                             -------------------------------------------------------  ------------------------------------
                                   2013               2012               2011                2013             2012 (h)
                             -----------------  -----------------  -----------------  -----------------  -----------------

Units beginning of year....             49,584             37,706             23,584              2,358                 --
Units issued and
   transferred from other
   funding options.........             22,287             18,239             16,729             18,647              2,974
Units redeemed and
   transferred to other
   funding options.........            (6,976)            (6,361)            (2,607)            (5,946)              (616)
                             -----------------  -----------------  -----------------  -----------------  -----------------
Units end of year..........             64,895             49,584             37,706             15,059              2,358
                             =================  =================  =================  =================  =================

                                         MIST BLACKROCK
                                   GLOBAL TACTICAL STRATEGIES                      MIST BLACKROCK LARGE CAP CORE
                                       INVESTMENT DIVISION                              INVESTMENT DIVISION
                              -------------------------------------  --------------------------------------------------------
                                     2013             2012 (h)             2013                2012               2011
                              -----------------  ------------------  -----------------  -----------------  ------------------

Units beginning of year.....              3,707                  --         11,913,338         12,762,727          13,468,383
Units issued and
   transferred from other
   funding options..........              6,344               3,964          1,167,810          1,483,936           1,797,760
Units redeemed and
   transferred to other
   funding options..........            (1,230)               (257)        (1,896,316)        (2,333,325)         (2,503,416)
                              -----------------  ------------------  -----------------  -----------------  ------------------
Units end of year...........              8,821               3,707         11,184,832         11,913,338          12,762,727
                              =================  ==================  =================  =================  ==================



                                                     MIST CLARION GLOBAL REAL ESTATE
                                                           INVESTMENT DIVISION
                                        --------------------------------------------------------
                                               2013               2012                2011
                                        ------------------  -----------------  -----------------

Units beginning of year.....                     1,388,419          1,311,823          1,342,988
Units issued and
   transferred from other
   funding options..........                       302,475            371,416            277,732
Units redeemed and
   transferred to other
   funding options..........                     (278,225)          (294,820)          (308,897)
                                        ------------------  -----------------  -----------------
Units end of year...........                     1,412,669          1,388,419          1,311,823
                                        ==================  =================  =================



                                        MIST CLEARBRIDGE AGGRESSIVE GROWTH II
                                                 INVESTMENT DIVISION
                              --------------------------------------------------------
                                     2013               2012               2011
                              -----------------  ------------------  -----------------

Units beginning of year.....          1,085,660           1,093,634          1,185,626
Units issued and
   transferred from other
   funding options..........            178,832             286,818            250,215
Units redeemed and
   transferred to other
   funding options..........          (256,271)           (294,792)          (342,207)
                              -----------------  ------------------  -----------------
Units end of year...........          1,008,221           1,085,660          1,093,634
                              =================  ==================  =================

(a) Commenced May 3, 2010 and began transactions in 2012.
(b) Commenced April 28, 2008 and began transactions in 2013.
(c) Commenced May 3, 2010 and began transactions in 2013.
(d) Commenced May 3, 2010 and began transactions in 2011.
(e) For the period April 29, 2013 to December 31, 2013.
(f) For the period May 2, 2011 to December 31, 2011.
(g) For the period August 19, 2013 to December 31, 2013.
(h) For the period April 30, 2012 to December 31, 2012.

               METROPOLITAN LIFE SEPARATE ACCOUNT UL
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7. SCHEDULES OF UNITS -- (CONTINUED)
   FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011:



                                        MIST CLEARBRIDGE AGGRESSIVE GROWTH
                                                INVESTMENT DIVISION
                             -------------------------------------------------------
                                    2013               2012               2011
                             -----------------  -----------------  -----------------

Units beginning of year....          1,313,742          1,353,551            888,257
Units issued and
   transferred from other
   funding options.........            313,509            230,917            760,794
Units redeemed and
   transferred to other
   funding options.........          (251,506)          (270,726)          (295,500)
                             -----------------  -----------------  -----------------
Units end of year..........          1,375,745          1,313,742          1,353,551
                             =================  =================  =================


                                                                                                   MIST INVESCO
                                         MIST HARRIS OAKMARK INTERNATIONAL                   BALANCED-RISK ALLOCATION
                                                INVESTMENT DIVISION                             INVESTMENT DIVISION
                             --------------------------------------------------------  ------------------------------------
                                    2013               2012               2011                2013             2012 (h)
                             ------------------  -----------------  -----------------  -----------------  -----------------

Units beginning of year....           1,421,965          1,483,192          1,473,309              7,100                 --
Units issued and
   transferred from other
   funding options.........             863,606            301,420            324,563             26,433              9,427
Units redeemed and
   transferred to other
   funding options.........           (304,727)          (362,647)          (314,680)           (10,595)            (2,327)
                             ------------------  -----------------  -----------------  -----------------  -----------------
Units end of year..........           1,980,844          1,421,965          1,483,192             22,938              7,100
                             ==================  =================  =================  =================  =================



                                             MIST INVESCO MID CAP VALUE
                                                 INVESTMENT DIVISION
                             ---------------------------------------------------------
                                    2013               2012                2011
                             -----------------  ------------------  ------------------

Units beginning of year....          2,873,152               9,000               7,974
Units issued and
   transferred from other
   funding options.........            304,764           3,301,144               1,279
Units redeemed and
   transferred to other
   funding options.........          (470,475)           (436,992)               (253)
                             -----------------  ------------------  ------------------
Units end of year..........          2,707,441           2,873,152               9,000
                             =================  ==================  ==================


                                                                                                  MIST JPMORGAN
                                          MIST INVESCO SMALL CAP GROWTH                     GLOBAL ACTIVE ALLOCATION
                                               INVESTMENT DIVISION                             INVESTMENT DIVISION
                             -------------------------------------------------------  ------------------------------------
                                   2013               2012               2011               2013              2012 (h)
                             -----------------  -----------------  -----------------  -----------------  -----------------

Units beginning of year....            245,733            279,254            280,254             17,811                 --
Units issued and
   transferred from other
   funding options.........             77,189             58,241             85,976            119,559             20,291
Units redeemed and
   transferred to other
   funding options.........           (71,779)           (91,762)           (86,976)           (43,535)            (2,480)
                             -----------------  -----------------  -----------------  -----------------  -----------------
Units end of year..........            251,143            245,733            279,254             93,835             17,811
                             =================  =================  =================  =================  =================


                                                                                          MIST LOOMIS
                                                                                         SAYLES GLOBAL
                                           MIST JPMORGAN SMALL CAP VALUE                    MARKETS
                                                INVESTMENT DIVISION                   INVESTMENT DIVISION
                             -------------------------------------------------------  -------------------
                                   2013               2012               2011              2013 (e)
                             -----------------  -----------------  -----------------  -------------------

Units beginning of year....              2,300              2,480              1,705                  --
Units issued and
   transferred from other
   funding options.........             10,018              1,210              1,121              22,483
Units redeemed and
   transferred to other
   funding options.........              (908)            (1,390)              (346)               (649)
                             -----------------  -----------------  -----------------  -------------------
Units end of year..........             11,410              2,300              2,480              21,834
                             =================  =================  =================  ===================

                                                                                               MIST MET/TEMPLETON
                                          MIST LORD ABBETT BOND DEBENTURE                      INTERNATIONAL BOND
                                                INVESTMENT DIVISION                            INVESTMENT DIVISION
                             -------------------------------------------------------  -------------------------------------
                                    2013               2012               2011               2013             2012 (h)
                             -----------------  -----------------  -----------------   -----------------  -----------------

Units beginning of year....          1,063,203          1,085,311          1,222,207                 181                 --
Units issued and
   transferred from other
   funding options.........            133,374            167,197            200,137               7,357                270
Units redeemed and
   transferred to other
   funding options.........          (192,665)          (189,305)          (337,033)             (1,571)               (89)
                             -----------------  -----------------  -----------------   -----------------  -----------------
Units end of year..........          1,003,912          1,063,203          1,085,311               5,967                181
                             =================  =================  =================   =================  =================



                                                    MIST METLIFE AGGRESSIVE STRATEGY
                                                           INVESTMENT DIVISION
                                        -------------------------------------------------------
                                              2013               2012              2011 (f)
                                        -----------------  -----------------  -----------------

Units beginning of year....                     1,085,674          1,049,786                 --
Units issued and
   transferred from other
   funding options.........                       197,390            225,712          1,234,168
Units redeemed and
   transferred to other
   funding options.........                     (217,994)          (189,824)          (184,382)
                                        -----------------  -----------------  -----------------
Units end of year..........                     1,065,070          1,085,674          1,049,786
                                        =================  =================  =================


                                                                      MIST METLIFE
                                  MIST METLIFE BALANCED PLUS         GROWTH STRATEGY
                                      INVESTMENT DIVISION          INVESTMENT DIVISION
                             ------------------------------------  -------------------
                                    2013             2012 (h)           2013 (e)
                             -----------------  -----------------  -------------------

Units beginning of year....              4,287                 --                  --
Units issued and
   transferred from other
   funding options.........              9,284              4,873              22,996
Units redeemed and
   transferred to other
   funding options.........            (5,886)              (586)             (2,276)
                             -----------------  -----------------  -------------------
Units end of year..........              7,685              4,287              20,720
                             =================  =================  ===================

(a) Commenced May 3, 2010 and began transactions in 2012.
(b) Commenced April 28, 2008 and began transactions in 2013.
(c) Commenced May 3, 2010 and began transactions in 2013.
(d) Commenced May 3, 2010 and began transactions in 2011.
(e) For the period April 29, 2013 to December 31, 2013.
(f) For the period May 2, 2011 to December 31, 2011.
(g) For the period August 19, 2013 to December 31, 2013.
(h) For the period April 30, 2012 to December 31, 2012.

               METROPOLITAN LIFE SEPARATE ACCOUNT UL
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7. SCHEDULES OF UNITS -- (CONTINUED)
   FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011:


                                MIST METLIFE
                                 MULTI-INDEX
                                TARGETED RISK                 MIST MFS EMERGING MARKETS EQUITY
                             INVESTMENT DIVISION                     INVESTMENT DIVISION
                             -------------------  -------------------------------------------------------
                                  2013 (e)               2013               2012            2011 (f)
                             -------------------  -----------------  -----------------  -----------------

Units beginning of year....                 --                6,737              2,070                 --
Units issued and
   transferred from other
   funding options.........                 91               16,265             12,249              2,117
Units redeemed and
   transferred to other
   funding options.........               (68)              (1,297)            (7,582)               (47)
                             -------------------  -----------------  -----------------  -----------------
Units end of year..........                 23               21,705              6,737              2,070
                             ===================  =================  =================  =================




                                                                      MIST MFS RESEARCH INTERNATIONAL
                                                                            INVESTMENT DIVISION
                                                          ------------------------------------------------------
                                                                2013               2012               2011
                                                          -----------------  -----------------  ----------------

Units beginning of year....                                         920,691            820,338           838,110
Units issued and
   transferred from other
   funding options.........                                         300,336            314,771           223,953
Units redeemed and
   transferred to other
   funding options.........                                       (155,528)          (214,418)         (241,725)
                                                          -----------------  -----------------  ----------------
Units end of year..........                                       1,065,499            920,691           820,338
                                                          =================  =================  ================




                                        MIST MORGAN STANLEY MID CAP GROWTH
                                                INVESTMENT DIVISION
                             -------------------------------------------------------
                                    2013               2012               2011
                             -----------------  -----------------  -----------------

Units beginning of year....         11,831,703         12,356,734         13,121,650
Units issued and
   transferred from other
   funding options.........          1,271,412          1,750,563          1,773,282
Units redeemed and
   transferred to other
   funding options.........        (1,932,126)        (2,275,594)        (2,538,198)
                             -----------------  -----------------  -----------------
Units end of year..........         11,170,989         11,831,703         12,356,734
                             =================  =================  =================

                                         MIST OPPENHEIMER GLOBAL EQUITY
                                               INVESTMENT DIVISION
                             ------------------------------------------------------
                                    2013              2012               2011
                             -----------------  -----------------  ----------------

Units beginning of year....          1,769,256          1,918,512         2,044,692
Units issued and
   transferred from other
   funding options.........            403,190            220,361           348,871
Units redeemed and
   transferred to other
   funding options.........          (492,461)          (369,617)         (475,051)
                             -----------------  -----------------  ----------------
Units end of year..........          1,679,985          1,769,256         1,918,512
                             =================  =================  ================


                                       MIST PIMCO INFLATION PROTECTED BOND
                                               INVESTMENT DIVISION
                             ------------------------------------------------------
                                    2013              2012               2011
                             -----------------  -----------------  ----------------

Units beginning of year....            837,709            700,157           653,613
Units issued and
   transferred from other
   funding options.........            212,906            381,726           288,475
Units redeemed and
   transferred to other
   funding options.........          (295,341)          (244,174)         (241,931)
                             -----------------  -----------------  ----------------
Units end of year..........            755,274            837,709           700,157
                             =================  =================  ================


                                             MIST PIMCO TOTAL RETURN
                                               INVESTMENT DIVISION
                             ------------------------------------------------------
                                    2013              2012               2011
                             -----------------  -----------------  ----------------

Units beginning of year....          2,365,572          2,427,091         2,450,427
Units issued and
   transferred from other
   funding options.........            638,791            550,605           620,126
Units redeemed and
   transferred to other
   funding options.........          (539,770)          (612,124)         (643,462)
                             -----------------  -----------------  ----------------
Units end of year..........          2,464,593          2,365,572         2,427,091
                             =================  =================  ================


                                                MIST PIONEER FUND
                                               INVESTMENT DIVISION
                             ------------------------------------------------------
                                    2013              2012               2011
                             -----------------  -----------------  ----------------

Units beginning of year....             13,454             13,480            17,938
Units issued and
   transferred from other
   funding options.........                 95                301               399
Units redeemed and
   transferred to other
   funding options.........            (2,925)              (327)           (4,857)
                             -----------------  -----------------  ----------------
Units end of year..........             10,624             13,454            13,480
                             =================  =================  ================

                                MIST PYRAMIS
                                MANAGED RISK       MIST SCHRODERS GLOBAL MULTI-ASSET
                             INVESTMENT DIVISION          INVESTMENT DIVISION
                             -------------------  ------------------------------------
                                  2013 (e)              2013             2012 (h)
                             -------------------  -----------------  -----------------

Units beginning of year....                 --                5,334                 --
Units issued and
   transferred from other
   funding options.........                  3               18,632              7,478
Units redeemed and
   transferred to other
   funding options.........                 --              (4,880)            (2,144)
                             -------------------  -----------------  -----------------
Units end of year..........                  3               19,086              5,334
                             ===================  =================  =================



                                         MIST SSGA GROWTH AND INCOME ETF
                                               INVESTMENT DIVISION
                             ------------------------------------------------------
                                   2013               2012               2011
                             -----------------  ----------------  -----------------

Units beginning of year....            450,776           381,525            320,284
Units issued and
   transferred from other
   funding options.........            138,933           154,362            139,491
Units redeemed and
   transferred to other
   funding options.........           (85,966)          (85,111)           (78,250)
                             -----------------  ----------------  -----------------
Units end of year..........            503,743           450,776            381,525
                             =================  ================  =================



                                              MIST SSGA GROWTH ETF
                                               INVESTMENT DIVISION
                             ------------------------------------------------------
                                   2013               2012               2011
                             -----------------  -----------------  ----------------

Units beginning of year....            332,667            299,115           237,751
Units issued and
   transferred from other
   funding options.........            106,864            100,874           190,117
Units redeemed and
   transferred to other
   funding options.........           (72,710)           (67,322)         (128,753)
                             -----------------  -----------------  ----------------
Units end of year..........            366,821            332,667           299,115
                             =================  =================  ================



                                        MIST T. ROWE PRICE LARGE CAP VALUE
                                                INVESTMENT DIVISION
                             -------------------------------------------------------
                                    2013              2012               2011
                             -----------------  -----------------  -----------------

Units beginning of year....            112,114            108,604            601,441
Units issued and
   transferred from other
   funding options.........             30,343              5,096              1,323
Units redeemed and
   transferred to other
   funding options.........           (14,177)            (1,586)          (494,160)
                             -----------------  -----------------  -----------------
Units end of year..........            128,280            112,114            108,604
                             =================  =================  =================

(a) Commenced May 3, 2010 and began transactions in 2012.
(b) Commenced April 28, 2008 and began transactions in 2013.
(c) Commenced May 3, 2010 and began transactions in 2013.
(d) Commenced May 3, 2010 and began transactions in 2011.
(e) For the period April 29, 2013 to December 31, 2013.
(f) For the period May 2, 2011 to December 31, 2011.
(g) For the period August 19, 2013 to December 31, 2013.
(h) For the period April 30, 2012 to December 31, 2012.

               METROPOLITAN LIFE SEPARATE ACCOUNT UL
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7. SCHEDULES OF UNITS -- (CONTINUED)
   FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011:


                                         MIST T. ROWE PRICE MID CAP GROWTH
                                                INVESTMENT DIVISION
                             --------------------------------------------------------
                                    2013               2012               2011
                             -----------------  ------------------  -----------------

Units beginning of year....          1,544,904           1,957,835          1,725,748
Units issued and
   transferred from other
   funding options.........            265,706             314,763            685,902
Units redeemed and
   transferred to other
   funding options.........          (327,672)           (727,694)          (453,815)
                             -----------------  ------------------  -----------------
Units end of year..........          1,482,938           1,544,904          1,957,835
                             =================  ==================  =================


                                         MIST THIRD AVENUE SMALL CAP VALUE
                                                INVESTMENT DIVISION
                             --------------------------------------------------------
                                    2013               2012               2011
                             -----------------  ------------------  -----------------

Units beginning of year....             50,513              54,483             96,930
Units issued and
   transferred from other
   funding options.........              3,119               8,078             30,935
Units redeemed and
   transferred to other
   funding options.........           (12,202)            (12,048)           (73,382)
                             -----------------  ------------------  -----------------
Units end of year..........             41,430              50,513             54,483
                             =================  ==================  =================


                                      MSF BAILLIE GIFFORD INTERNATIONAL STOCK
                                                INVESTMENT DIVISION
                             --------------------------------------------------------
                                    2013               2012               2011
                             -----------------  ------------------  -----------------

Units beginning of year....          2,785,901           2,947,427          2,985,340
Units issued and
   transferred from other
   funding options.........            371,228             466,869            537,715
Units redeemed and
   transferred to other
   funding options.........          (461,930)           (628,395)          (575,628)
                             -----------------  ------------------  -----------------
Units end of year..........          2,695,199           2,785,901          2,947,427
                             =================  ==================  =================


                                        MSF BARCLAYS AGGREGATE BOND INDEX
                                               INVESTMENT DIVISION
                             -------------------------------------------------------
                                   2013                2012              2011
                             -----------------  -----------------  -----------------

Units beginning of year....          5,528,875          5,367,889          6,069,208
Units issued and
   transferred from other
   funding options.........          1,310,705          1,299,442          1,036,792
Units redeemed and
   transferred to other
   funding options.........          (935,140)        (1,138,456)        (1,738,111)
                             -----------------  -----------------  -----------------
Units end of year..........          5,904,440          5,528,875          5,367,889
                             =================  =================  =================

                                             MSF BLACKROCK BOND INCOME
                                                INVESTMENT DIVISION
                             -------------------------------------------------------
                                    2013               2012               2011
                             -----------------  -----------------  -----------------

Units beginning of year....          3,286,524          3,448,815          3,695,898
Units issued and
   transferred from other
   funding options.........            408,801            453,762            476,235
Units redeemed and
   transferred to other
   funding options.........          (530,588)          (616,053)          (723,318)
                             -----------------  -----------------  -----------------
Units end of year..........          3,164,737          3,286,524          3,448,815
                             =================  =================  =================


                                       MSF BLACKROCK CAPITAL APPRECIATION
                                               INVESTMENT DIVISION
                             -------------------------------------------------------
                                    2013              2012               2011
                             -----------------  -----------------  -----------------

Units beginning of year....          1,083,757            533,802            494,998
Units issued and
   transferred from other
   funding options.........            306,867            759,181            231,277
Units redeemed and
   transferred to other
   funding options.........          (152,555)          (209,226)          (192,473)
                             -----------------  -----------------  -----------------
Units end of year..........          1,238,069          1,083,757            533,802
                             =================  =================  =================


                                             MSF BLACKROCK DIVERSIFIED
                                                INVESTMENT DIVISION
                             -------------------------------------------------------
                                   2013                2012               2011
                             -----------------  -----------------  -----------------

Units beginning of year....          9,597,280         10,223,668         10,826,228
Units issued and
   transferred from other
   funding options.........          1,003,288          1,214,215          1,401,995
Units redeemed and
   transferred to other
   funding options.........        (1,506,903)        (1,840,603)        (2,004,555)
                             -----------------  -----------------  -----------------
Units end of year..........          9,093,665          9,597,280         10,223,668
                             =================  =================  =================


                                           MSF BLACKROCK LARGE CAP VALUE
                                                INVESTMENT DIVISION
                             -------------------------------------------------------
                                    2013              2012               2011
                             -----------------  -----------------  -----------------

Units beginning of year....            972,398          1,036,664          1,026,360
Units issued and
   transferred from other
   funding options.........            172,172            193,068            229,911
Units redeemed and
   transferred to other
   funding options.........          (191,793)          (257,334)          (219,607)
                             -----------------  -----------------  -----------------
Units end of year..........            952,777            972,398          1,036,664
                             =================  =================  =================

                                            MSF BLACKROCK MONEY MARKET
                                                INVESTMENT DIVISION
                             -------------------------------------------------------
                                    2013              2012               2011
                             -----------------  -----------------  -----------------

Units beginning of year....          1,306,002          1,163,332          1,663,896
Units issued and
   transferred from other
   funding options.........            573,675            797,800            607,896
Units redeemed and
   transferred to other
   funding options.........          (545,615)          (655,130)        (1,108,460)
                             -----------------  -----------------  -----------------
Units end of year..........          1,334,062          1,306,002          1,163,332
                             =================  =================  =================


                                             MSF DAVIS VENTURE VALUE
                                               INVESTMENT DIVISION
                             ------------------------------------------------------
                                   2013               2012               2011
                             ----------------  -----------------  -----------------

Units beginning of year....         1,511,861          1,569,723          1,632,869
Units issued and
   transferred from other
   funding options.........           186,017            233,892            320,460
Units redeemed and
   transferred to other
   funding options.........         (307,928)          (291,754)          (383,606)
                             ----------------  -----------------  -----------------
Units end of year..........         1,389,950          1,511,861          1,569,723
                             ================  =================  =================


                                           MSF FRONTIER MID CAP GROWTH
                                               INVESTMENT DIVISION
                             ------------------------------------------------------
                                   2013               2012               2011
                             -----------------  ----------------  -----------------

Units beginning of year....          8,053,406         8,613,267          9,010,506
Units issued and
   transferred from other
   funding options.........            669,008           944,396          1,226,282
Units redeemed and
   transferred to other
   funding options.........        (1,394,209)       (1,504,257)        (1,623,521)
                             -----------------  ----------------  -----------------
Units end of year..........          7,328,205         8,053,406          8,613,267
                             =================  ================  =================


                                               MSF JENNISON GROWTH
                                               INVESTMENT DIVISION
                             ------------------------------------------------------
                                    2013              2012               2011
                             -----------------  -----------------  ----------------

Units beginning of year....          1,151,518          1,066,474         1,234,658
Units issued and
   transferred from other
   funding options.........            133,920            309,675           212,585
Units redeemed and
   transferred to other
   funding options.........          (271,327)          (224,631)         (380,769)
                             -----------------  -----------------  ----------------
Units end of year..........          1,014,111          1,151,518         1,066,474
                             =================  =================  ================

(a) Commenced May 3, 2010 and began transactions in 2012.
(b) Commenced April 28, 2008 and began transactions in 2013.
(c) Commenced May 3, 2010 and began transactions in 2013.
(d) Commenced May 3, 2010 and began transactions in 2011.
(e) For the period April 29, 2013 to December 31, 2013.
(f) For the period May 2, 2011 to December 31, 2011.
(g) For the period August 19, 2013 to December 31, 2013.
(h) For the period April 30, 2012 to December 31, 2012.

               METROPOLITAN LIFE SEPARATE ACCOUNT UL
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7. SCHEDULES OF UNITS -- (CONTINUED)
   FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011:


                                        MSF LOOMIS SAYLES SMALL CAP CORE
                                               INVESTMENT DIVISION
                             -------------------------------------------------------
                                   2013               2012               2011
                             -----------------  -----------------  -----------------

Units beginning of year....             88,479             95,949            115,539
Units issued and
   transferred from other
   funding options.........              9,232             10,523             19,557
Units redeemed and
   transferred to other
   funding options.........           (16,439)           (17,993)           (39,147)
                             -----------------  -----------------  -----------------
Units end of year..........             81,272             88,479             95,949
                             =================  =================  =================


                                       MSF LOOMIS SAYLES SMALL CAP GROWTH
                                               INVESTMENT DIVISION
                             -------------------------------------------------------
                                   2013                2012               2011
                             -----------------  -----------------  -----------------

Units beginning of year....            569,420            639,754            597,616
Units issued and
   transferred from other
   funding options.........            141,821             96,222            204,191
Units redeemed and
   transferred to other
   funding options.........          (135,766)          (166,556)          (162,053)
                             -----------------  -----------------  -----------------
Units end of year..........            575,475            569,420            639,754
                             =================  =================  =================


                                           MSF MET/ARTISAN MID CAP VALUE
                                                INVESTMENT DIVISION
                             -------------------------------------------------------
                                    2013               2012               2011
                             -----------------  -----------------  -----------------

Units beginning of year....            188,777            187,483            222,836
Units issued and
   transferred from other
   funding options.........             34,357             37,546             55,960
Units redeemed and
   transferred to other
   funding options.........           (43,905)           (36,252)           (91,313)
                             -----------------  -----------------  -----------------
Units end of year..........            179,229            188,777            187,483
                             =================  =================  =================


                                        MSF METLIFE CONSERVATIVE ALLOCATION
                                                INVESTMENT DIVISION
                             -------------------------------------------------------
                                    2013               2012               2011
                             -----------------  -----------------  -----------------

Units beginning of year....            330,868            293,962            281,025
Units issued and
   transferred from other
   funding options.........             80,970            138,689            187,246
Units redeemed and
   transferred to other
   funding options.........          (109,570)          (101,783)          (174,309)
                             -----------------  -----------------  -----------------
Units end of year..........            302,268            330,868            293,962
                             =================  =================  =================

                                  MSF METLIFE CONSERVATIVE TO MODERATE ALLOCATION
                                                INVESTMENT DIVISION
                             --------------------------------------------------------
                                    2013               2012               2011
                             -----------------  ------------------  -----------------

Units beginning of year....            548,694             491,119            523,187
Units issued and
   transferred from other
   funding options.........            132,624             165,315            194,728
Units redeemed and
   transferred to other
   funding options.........          (152,673)           (107,740)          (226,796)
                             -----------------  ------------------  -----------------
Units end of year..........            528,645             548,694            491,119
                             =================  ==================  =================


                                          MSF METLIFE MID CAP STOCK INDEX
                                                INVESTMENT DIVISION
                             --------------------------------------------------------
                                    2013               2012               2011
                             -----------------  ------------------  -----------------

Units beginning of year....          2,971,386           3,140,839          3,223,737
Units issued and
   transferred from other
   funding options.........            688,636             476,623            578,839
Units redeemed and
   transferred to other
   funding options.........          (563,308)           (646,076)          (661,737)
                             -----------------  ------------------  -----------------
Units end of year..........          3,096,714           2,971,386          3,140,839
                             =================  ==================  =================


                                          MSF METLIFE MODERATE ALLOCATION
                                                INVESTMENT DIVISION
                             --------------------------------------------------------
                                   2013                2012               2011
                             -----------------  -----------------  ------------------

Units beginning of year....          3,085,848          3,050,810           2,825,563
Units issued and
   transferred from other
   funding options.........            570,724            658,640             818,677
Units redeemed and
   transferred to other
   funding options.........          (697,334)          (623,602)           (593,430)
                             -----------------  -----------------  ------------------
Units end of year..........          2,959,238          3,085,848           3,050,810
                             =================  =================  ==================


                                   MSF METLIFE MODERATE TO AGGRESSIVE ALLOCATION
                                                INVESTMENT DIVISION
                             -------------------------------------------------------
                                   2013               2012                2011
                             -----------------  -----------------  -----------------

Units beginning of year....          5,433,641          5,400,236          5,118,269
Units issued and
   transferred from other
   funding options.........            951,279          1,100,174          1,298,976
Units redeemed and
   transferred to other
   funding options.........        (1,080,050)        (1,066,769)        (1,017,009)
                             -----------------  -----------------  -----------------
Units end of year..........          5,304,870          5,433,641          5,400,236
                             =================  =================  =================

                                             MSF METLIFE STOCK INDEX
                                               INVESTMENT DIVISION
                             ------------------------------------------------------
                                   2013               2012               2011
                             -----------------  ----------------  -----------------

Units beginning of year....         35,058,600        36,301,700         36,664,506
Units issued and
   transferred from other
   funding options.........          3,838,942         4,994,055          5,857,273
Units redeemed and
   transferred to other
   funding options.........        (5,393,259)       (6,237,155)        (6,220,079)
                             -----------------  ----------------  -----------------
Units end of year..........         33,504,283        35,058,600         36,301,700
                             =================  ================  =================


                                              MSF MFS TOTAL RETURN
                                               INVESTMENT DIVISION
                             ------------------------------------------------------
                                   2013               2012              2011
                             ----------------  -----------------  -----------------

Units beginning of year....           523,594            528,477            568,106
Units issued and
   transferred from other
   funding options.........            78,131            105,811            110,243
Units redeemed and
   transferred to other
   funding options.........          (85,265)          (110,694)          (149,872)
                             ----------------  -----------------  -----------------
Units end of year..........           516,460            523,594            528,477
                             ================  =================  =================


                                                   MSF MFS VALUE
                                                INVESTMENT DIVISION
                             ------------------------------------------------------
                                    2013              2012               2011
                              ----------------  -----------------  ----------------

Units beginning of year....          3,634,888          3,828,828         3,975,344
Units issued and
   transferred from other
   funding options.........            938,625            529,637           685,905
Units redeemed and
   transferred to other
   funding options.........          (693,073)          (723,577)         (832,421)
                              ----------------  -----------------  ----------------
Units end of year..........          3,880,440          3,634,888         3,828,828
                              ================  =================  ================


                                               MSF MSCI EAFE INDEX
                                               INVESTMENT DIVISION
                             ------------------------------------------------------
                                    2013              2012               2011
                             -----------------  ----------------  -----------------

Units beginning of year....          4,738,737         4,910,651          4,717,340
Units issued and
   transferred from other
   funding options.........            768,969           973,636          1,183,779
Units redeemed and
   transferred to other
   funding options.........          (887,940)       (1,145,550)          (990,468)
                             -----------------  ----------------  -----------------
Units end of year..........          4,619,766         4,738,737          4,910,651
                             =================  ================  =================

(a) Commenced May 3, 2010 and began transactions in 2012.
(b) Commenced April 28, 2008 and began transactions in 2013.
(c) Commenced May 3, 2010 and began transactions in 2013.
(d) Commenced May 3, 2010 and began transactions in 2011.
(e) For the period April 29, 2013 to December 31, 2013.
(f) For the period May 2, 2011 to December 31, 2011.
(g) For the period August 19, 2013 to December 31, 2013.
(h) For the period April 30, 2012 to December 31, 2012.

               METROPOLITAN LIFE SEPARATE ACCOUNT UL
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7. SCHEDULES OF UNITS -- (CONTINUED)
   FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011:


                                           MSF NEUBERGER BERMAN GENESIS
                                                INVESTMENT DIVISION
                             -------------------------------------------------------
                                   2013                2012               2011
                             -----------------  -----------------  -----------------

Units beginning of year....          3,701,342          3,915,596          4,111,864
Units issued and
   transferred from other
   funding options.........            615,549            506,545            590,730
Units redeemed and
   transferred to other
   funding options.........          (647,874)          (720,799)          (786,998)
                             -----------------  -----------------  -----------------
Units end of year..........          3,669,017          3,701,342          3,915,596
                             =================  =================  =================


                                              MSF RUSSELL 2000 INDEX
                                                INVESTMENT DIVISION
                             -------------------------------------------------------
                                   2013               2012                2011
                             -----------------  -----------------  -----------------

Units beginning of year....          2,492,581          2,653,125          2,808,600
Units issued and
   transferred from other
   funding options.........            288,294            369,378            516,402
Units redeemed and
   transferred to other
   funding options.........          (452,487)          (529,922)          (671,877)
                             -----------------  -----------------  -----------------
Units end of year..........          2,328,388          2,492,581          2,653,125
                             =================  =================  =================


                                        MSF T. ROWE PRICE LARGE CAP GROWTH
                                                INVESTMENT DIVISION
                             -------------------------------------------------------
                                    2013               2012               2011
                             -----------------  -----------------  -----------------

Units beginning of year....          2,902,055          2,954,760          3,148,378
Units issued and
   transferred from other
   funding options.........          1,182,376            509,096            503,272
Units redeemed and
   transferred to other
   funding options.........          (656,644)          (561,801)          (696,890)
                             -----------------  -----------------  -----------------
Units end of year..........          3,427,787          2,902,055          2,954,760
                             =================  =================  =================


                                        MSF T. ROWE PRICE SMALL CAP GROWTH
                                                INVESTMENT DIVISION
                             -------------------------------------------------------
                                    2013               2012               2011
                             -----------------  -----------------  -----------------

Units beginning of year....          3,660,384          3,938,724          4,055,742
Units issued and
   transferred from other
   funding options.........            337,801            426,779            645,717
Units redeemed and
   transferred to other
   funding options.........          (591,734)          (705,119)          (762,735)
                             -----------------  -----------------  -----------------
Units end of year..........          3,406,451          3,660,384          3,938,724
                             =================  =================  =================


                                     MSF VAN ECK GLOBAL NATURAL RESOURCES
                                              INVESTMENT DIVISION
                             ------------------------------------------------------
                                   2013               2012            2011 (f)
                             -----------------  ----------------  -----------------

Units beginning of year....                319                81                 --
Units issued and
   transferred from other
   funding options.........                661               295                 83
Units redeemed and
   transferred to other
   funding options.........               (64)              (57)                (2)
                             -----------------  ----------------  -----------------
Units end of year..........                916               319                 81
                             =================  ================  =================


                                                MSF WESTERN ASSET
                                     MANAGEMENT STRATEGIC BOND OPPORTUNITIES
                                               INVESTMENT DIVISION
                             -------------------------------------------------------
                                   2013               2012               2011
                             -----------------  -----------------  -----------------

Units beginning of year....          1,037,022          1,068,823          1,145,809
Units issued and
   transferred from other
   funding options.........            177,853            191,180            190,447
Units redeemed and
   transferred to other
   funding options.........          (192,623)          (222,981)          (267,433)
                             -----------------  -----------------  -----------------
Units end of year..........          1,022,252          1,037,022          1,068,823
                             =================  =================  =================



                                   MSF WESTERN ASSET MANAGEMENT U.S. GOVERNMENT
                                                INVESTMENT DIVISION
                             -------------------------------------------------------
                                    2013               2012               2011
                             -----------------  -----------------  -----------------

Units beginning of year....            936,357            957,065          1,021,769
Units issued and
   transferred from other
   funding options.........            186,398            195,506            193,206
Units redeemed and
   transferred to other
   funding options.........          (187,378)          (216,214)          (257,910)
                             -----------------  -----------------  -----------------
Units end of year..........            935,377            936,357            957,065
                             =================  =================  =================



                                                PIMCO VIT ALL ASSET
                                                INVESTMENT DIVISION
                             -------------------------------------------------------
                                    2013               2012             2011 (f)
                             -----------------  -----------------  -----------------

Units beginning of year....             10,325              8,649                 --
Units issued and
   transferred from other
   funding options.........             69,923              2,051              8,680
Units redeemed and
   transferred to other
   funding options.........            (8,105)              (375)               (31)
                             -----------------  -----------------  -----------------
Units end of year..........             72,143             10,325              8,649
                             =================  =================  =================

                                  PIMCO VIT
                               COMMODITY REAL
                               RETURN STRATEGY                    PIMCO VIT LOW DURATION
                             INVESTMENT DIVISION                    INVESTMENT DIVISION
                             -------------------  ------------------------------------------------------
                                  2013 (e)              2013               2012               2011
                             -------------------  -----------------  ----------------  -----------------

Units beginning of year....                 --               79,088            80,364             65,497
Units issued and
   transferred from other
   funding options.........                502               72,882             2,679             16,680
Units redeemed and
   transferred to other
   funding options.........               (23)             (25,782)           (3,955)            (1,813)
                             -------------------  -----------------  ----------------  -----------------
Units end of year..........                479              126,188            79,088             80,364
                             ===================  =================  ================  =================




                                          PIONEER VCT EMERGING MARKETS
                                               INVESTMENT DIVISION
                             ------------------------------------------------------
                                   2013               2012               2011
                             -----------------  ----------------  -----------------

Units beginning of year....             33,221            22,116             41,431
Units issued and
   transferred from other
   funding options.........              4,730            24,901             15,775
Units redeemed and
   transferred to other
   funding options.........           (24,389)          (13,796)           (35,090)
                             -----------------  ----------------  -----------------
Units end of year..........             13,562            33,221             22,116
                             =================  ================  =================




                                           PIONEER VCT MID CAP VALUE
                                              INVESTMENT DIVISION
                             -----------------------------------------------------
                                   2013               2012              2011
                             -----------------  ----------------  ----------------

Units beginning of year....              3,389             3,306             2,302
Units issued and
   transferred from other
   funding options.........                 --               238             1,144
Units redeemed and
   transferred to other
   funding options.........            (2,561)             (155)             (140)
                             -----------------  ----------------  ----------------
Units end of year..........                828             3,389             3,306
                             =================  ================  ================

(a) Commenced May 3, 2010 and began transactions in 2012.
(b) Commenced April 28, 2008 and began transactions in 2013.
(c) Commenced May 3, 2010 and began transactions in 2013.
(d) Commenced May 3, 2010 and began transactions in 2011.
(e) For the period April 29, 2013 to December 31, 2013.
(f) For the period May 2, 2011 to December 31, 2011.
(g) For the period August 19, 2013 to December 31, 2013.
(h) For the period April 30, 2012 to December 31, 2012.

               METROPOLITAN LIFE SEPARATE ACCOUNT UL
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7. SCHEDULES OF UNITS -- (CONCLUDED)
   FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011:


                                  PUTNAM VT
                             INTERNATIONAL VALUE                       ROYCE MICRO-CAP
                             INVESTMENT DIVISION                     INVESTMENT DIVISION
                             -------------------  --------------------------------------------------------
                                  2013 (b)              2013                2012               2011
                             -------------------  -----------------  -----------------  ------------------

Units beginning of year....                  --              21,685             19,473              19,226
Units issued and
   transferred from other
   funding options.........                 250                 101              2,968               1,095
Units redeemed and
   transferred to other
   funding options.........                (11)            (21,412)              (756)               (848)
                             -------------------  -----------------  -----------------  ------------------
Units end of year..........                 239                 374             21,685              19,473
                             ===================  =================  =================  ==================



                                                  ROYCE SMALL-CAP
                                                INVESTMENT DIVISION
                             --------------------------------------------------------
                                   2013                2012               2011
                             -----------------  -----------------  ------------------

Units beginning of year....             33,234             52,075              26,235
Units issued and
   transferred from other
   funding options.........             10,487             11,367              66,609
Units redeemed and
   transferred to other
   funding options.........           (12,365)           (30,208)            (40,769)
                             -----------------  -----------------  ------------------
Units end of year..........             31,356             33,234              52,075
                             =================  =================  ==================



                                            UIF EMERGING MARKETS DEBT
                                               INVESTMENT DIVISION
                             -------------------------------------------------------
                                   2013                2012              2011
                             -----------------  -----------------  -----------------

Units beginning of year....             33,059             13,883                259
Units issued and
   transferred from other
   funding options.........              5,716             21,216             14,310
Units redeemed and
   transferred to other
   funding options.........            (3,237)            (2,040)              (686)
                             -----------------  -----------------  -----------------
Units end of year..........             35,538             33,059             13,883
                             =================  =================  =================

                                           UIF EMERGING MARKETS EQUITY
                                               INVESTMENT DIVISION
                             -------------------------------------------------------
                                    2013               2012              2011
                             -----------------  -----------------  -----------------

Units beginning of year....             69,412             43,435             13,018
Units issued and
   transferred from other
   funding options.........             25,714             30,945             46,847
Units redeemed and
   transferred to other
   funding options.........           (11,260)            (4,968)           (16,430)
                             -----------------  -----------------  -----------------
Units end of year..........             83,866             69,412             43,435
                             =================  =================  =================


                                         WELLS FARGO VT TOTAL RETURN BOND
                                                INVESTMENT DIVISION
                             --------------------------------------------------------
                                   2013                2012               2011
                             -----------------  -----------------  ------------------

Units beginning of year....             29,620              8,689              75,281
Units issued and
   transferred from other
   funding options.........              3,045             26,948               4,877
Units redeemed and
   transferred to other
   funding options.........           (16,659)            (6,017)            (71,469)
                             -----------------  -----------------  ------------------
Units end of year..........             16,006             29,620               8,689
                             =================  =================  ==================

(a) Commenced May 3, 2010 and began transactions in 2012.
(b) Commenced April 28, 2008 and began transactions in 2013.
(c) Commenced May 3, 2010 and began transactions in 2013.
(d) Commenced May 3, 2010 and began transactions in 2011.
(e) For the period April 29, 2013 to December 31, 2013.
(f) For the period May 2, 2011 to December 31, 2011.
(g) For the period August 19, 2013 to December 31, 2013.
(h) For the period April 30, 2012 to December 31, 2012.

               METROPOLITAN LIFE SEPARATE ACCOUNT UL
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8. FINANCIAL HIGHLIGHTS


The Company sells a number of variable life products which have unique combinations of features and fees, some of which directly affect the unit values of the Investment Divisions. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns.

The following table is a summary of unit values and units outstanding for the Policies, net investment income ratios, and expense ratios, excluding expenses for the underlying fund, portfolio, or series, for the respective stated periods in the five years ended December 31, 2013:

                                                      AS OF DECEMBER 31
                                        -------------------------------------------
                                                        UNIT VALUE
                                                         LOWEST TO          NET
                                           UNITS        HIGHEST ($)     ASSETS ($)
                                        -----------  ----------------  ------------
  AllianceBernstein Global        2013       10,121              6.54        66,166
     Thematic Growth              2012       11,630              5.32        61,856
     Investment Division          2011      914,212              4.70     4,293,695
                                  2010       19,486              6.13       119,488
                                  2009       25,043              5.17       129,504

  AllianceBernstein               2013        3,812             15.11        57,615
     Intermediate Bond            2012        6,675             15.48       103,300
     Investment Division          2011        3,232             14.63        47,286
     (Commenced 5/1/2005 and      2010        3,146             13.75        43,265
     began transactions in 2009)  2009        2,242             12.62        28,308

  American Century VP Vista       2013           37             19.18           710
     Investment Division          2012          279             14.73         4,105
                                  2011          679             12.74         8,654
                                  2010        5,360             13.83        74,155
                                  2009       13,115             11.17       146,455

  American Funds Bond             2013      417,001     12.15 - 21.88     5,589,275
     Investment Division          2012      397,946     12.53 - 22.37     5,420,310
                                  2011      367,699     11.99 - 21.23     4,735,459
                                  2010      361,073     11.41 - 20.00     4,365,031
                                  2009      335,183     10.81 - 18.79     3,760,642

  American Funds Global Small     2013    1,848,240     35.34 - 45.52    72,066,620
     Capitalization               2012    1,947,587     27.80 - 35.48    59,237,806
     Investment Division          2011    2,037,588     23.74 - 30.03    52,474,989
                                  2010    2,114,920     29.62 - 37.13    67,405,353
                                  2009    2,152,577     24.42 - 30.34    56,054,284

  American Funds Growth           2013    1,184,798    30.71 - 335.94   160,553,244
     Investment Division          2012    1,269,410    23.60 - 258.21   130,921,222
                                  2011    1,353,057    20.02 - 219.03   118,199,510
                                  2010    1,411,108    20.92 - 228.81   127,437,855
                                  2009    1,419,237    17.62 - 192.80   109,197,492

  American Funds                  2013    1,315,261    68.78 - 234.74   101,213,157
     Growth-Income                2012    1,382,116    51.99 - 175.83    79,614,717
     Investment Division          2011    1,453,945    44.65 - 149.67    71,256,817
                                  2010    1,483,095    45.89 - 152.46    73,861,194
                                  2009    1,491,242    41.56 - 136.83    66,537,414

  American Funds High-Income      2013        1,325             13.25        17,547
     Bond Investment Division     2012        4,606             12.43        57,231
     (Commenced 5/3/2010 and
     began transactions in 2012)

                                                  FOR THE YEAR ENDED DECEMBER 31
                                        --------------------------------------------------
                                        INVESTMENT(1)  EXPENSE RATIO(2)   TOTAL RETURN(3)
                                           INCOME          LOWEST TO         LOWEST TO
                                          RATIO (%)       HIGHEST (%)       HIGHEST (%)
                                        -------------  ----------------  -----------------
  AllianceBernstein Global        2013       0.02               0.00                 22.93
     Thematic Growth              2012         --               0.00                 13.24
     Investment Division          2011       0.43               0.00               (23.40)
                                  2010       1.84               0.00                 18.58
                                  2009         --               0.00                 53.14

  AllianceBernstein               2013       3.09               0.00                (2.34)
     Intermediate Bond            2012       3.42               0.00                  5.79
     Investment Division          2011       4.56               0.00                  6.38
     (Commenced 5/1/2005 and      2010       5.90               0.00                  8.93
     began transactions in 2009)  2009       4.18               0.00                 18.20

  American Century VP Vista       2013         --               0.00                 30.17
     Investment Division          2012         --               0.00                 15.61
                                  2011         --               0.00                (7.90)
                                  2010         --               0.00                 23.88
                                  2009         --               0.00                 22.47

  American Funds Bond             2013       1.83        0.00 - 0.90       (3.03) - (2.16)
     Investment Division          2012       2.55        0.00 - 0.90           4.42 - 5.37
                                  2011       3.08        0.00 - 0.90           5.15 - 6.10
                                  2010       3.15        0.00 - 0.90           5.49 - 6.44
                                  2009       3.37               0.90         11.60 - 12.61

  American Funds Global Small     2013       0.87        0.00 - 0.90         27.13 - 28.28
     Capitalization               2012       1.34        0.00 - 0.90         17.11 - 18.18
     Investment Division          2011       1.33        0.00 - 0.90     (19.87) - (19.14)
                                  2010       1.74        0.00 - 0.90         21.32 - 22.41
                                  2009       0.29               0.90         59.85 - 61.30

  American Funds Growth           2013       0.94        0.00 - 0.90         28.94 - 30.10
     Investment Division          2012       0.80        0.00 - 0.90         16.83 - 17.89
                                  2011       0.61        0.00 - 0.90       (5.13) - (4.27)
                                  2010       0.73        0.00 - 0.90         17.62 - 18.68
                                  2009       0.67               0.90         38.16 - 39.41

  American Funds                  2013       1.37        0.00 - 0.90         32.30 - 33.50
     Growth-Income                2012       1.64        0.00 - 0.90         16.42 - 17.48
     Investment Division          2011       1.57        0.00 - 0.90       (2.71) - (1.83)
                                  2010       1.51        0.00 - 0.90         10.43 - 11.43
                                  2009       1.65               0.90         30.07 - 31.24

  American Funds High-Income      2013       5.44               0.00                  6.60
     Bond Investment Division     2012       5.70               0.00                  6.93
     (Commenced 5/3/2010 and
     began transactions in 2012)

               METROPOLITAN LIFE SEPARATE ACCOUNT UL
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8. FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                     AS OF DECEMBER 31
                                        ------------------------------------------
                                                       UNIT VALUE
                                                        LOWEST TO          NET
                                            UNITS      HIGHEST ($)     ASSETS ($)
                                        -----------  ---------------  ------------
  American Funds                  2013       19,162            35.77       685,392
     International Investment     2012       18,773            29.41       552,053
     Division                     2011       21,039            24.94       524,711
                                  2010       27,930            28.99       809,625
                                  2009       17,214            27.03       465,344

  American Funds U.S.             2013        2,093            22.21        46,484
     Government/AAA-Rated         2012        1,972            22.92        45,192
     Securities                   2011        2,025            22.49        45,539
     Investment Division          2010        1,810            20.90        37,830
                                  2009        4,564            19.77        90,231

  Dreyfus VIF International       2013       15,672            15.72       246,317
     Value Investment Division    2012       16,013            12.81       205,133
                                  2011       16,153            11.40       184,061
                                  2010       16,502            14.03       231,464
                                  2009       21,676            13.45       291,742

  Fidelity VIP Asset Manager:     2013      132,058            14.61     1,929,922
     Growth Investment Division   2012      164,596            11.95     1,966,232
                                  2011      138,116            10.36     1,430,516
                                  2010      172,460            11.05     1,905,608
                                  2009      181,097             9.51     1,722,435

  Fidelity VIP Contrafund         2013      115,785            22.89     2,650,302
     Investment Division          2012      147,414            15.89     2,343,022
                                  2011      157,450            13.67     2,151,649
                                  2010      190,755            14.04     2,677,373
                                  2009      332,757            11.99     3,988,185

  Fidelity VIP Equity-Income      2013        1,817            18.42        33,464
     Investment Division          2012        4,431            14.06        62,291
                                  2011        1,549            12.00        18,589
                                  2010       17,040            11.90       202,690
                                  2009       23,778            10.33       245,766

  Fidelity VIP Freedom 2010       2013        3,488            13.26        46,242
     Investment Division          2012        3,378            11.73        39,638
                                  2011        3,238            10.55        34,144
                                  2010        3,002            10.61        31,860
                                  2009        1,541     9.44 - 12.05        14,548

  Fidelity VIP Freedom 2020       2013       58,587    13.04 - 17.80       977,715
     Investment Division          2012       51,279    11.29 - 15.34       764,724
                                  2011       53,514    10.01 - 13.53       699,714
                                  2010       56,297    10.16 - 13.67       738,702
                                  2009       56,341     8.91 - 11.94       648,511

  Fidelity VIP Freedom 2025       2013        2,149            18.70        40,181
     Investment Division
     (Commenced 4/28/2008 and
     began transactions in 2013)



                                                  FOR THE YEAR ENDED DECEMBER 31
                                        -------------------------------------------------
                                        INVESTMENT(1)  EXPENSE RATIO(2)   TOTAL RETURN(3)
                                           INCOME          LOWEST TO         LOWEST TO
                                          RATIO (%)       HIGHEST (%)       HIGHEST (%)
                                        -------------  ----------------  ----------------
  American Funds                  2013       1.65               0.00                21.63
     International Investment     2012       1.43               0.00                17.91
     Division                     2011       1.50               0.00              (13.96)
                                  2010       2.23               0.00                 7.23
                                  2009       1.51               0.00                43.07

  American Funds U.S.             2013       0.68               0.00               (3.08)
     Government/AAA-Rated         2012       1.00               0.00                 1.90
     Securities                   2011       1.73               0.00                 7.57
     Investment Division          2010       1.49               0.00                 5.75
                                  2009       3.32               0.00                 2.50

  Dreyfus VIF International       2013       1.78               0.00                22.69
     Value Investment Division    2012       2.56               0.00                12.42
                                  2011       1.88               0.00              (18.76)
                                  2010       1.53               0.00                 4.22
                                  2009       3.77               0.00                30.67

  Fidelity VIP Asset Manager:     2013       0.83               0.00                22.34
     Growth Investment Division   2012       1.40               0.00                15.34
                                  2011       1.33               0.00               (6.27)
                                  2010       1.12               0.00                16.18
                                  2009       1.60               0.00                32.79

  Fidelity VIP Contrafund         2013       0.95               0.00                44.02
     Investment Division          2012       1.22               0.00                16.31
                                  2011       0.83               0.00               (2.64)
                                  2010       0.96               0.00                17.11
                                  2009       1.48               0.00                35.66

  Fidelity VIP Equity-Income      2013       2.56               0.00                31.02
     Investment Division          2012       5.62               0.00                17.19
                                  2011       0.35               0.00                 0.86
                                  2010       1.60               0.00                15.09
                                  2009       1.95               0.00                30.03

  Fidelity VIP Freedom 2010       2013       1.76               0.00                12.98
     Investment Division          2012       1.97               0.00                11.28
                                  2011       2.18               0.00               (0.63)
                                  2010       2.67               0.00                12.45
                                  2009       3.32               0.45        23.72 - 24.27

  Fidelity VIP Freedom 2020       2013       1.87               0.00        15.49 - 16.01
     Investment Division          2012       2.06               0.00        12.87 - 13.38
                                  2011       2.10               0.00      (1.47) - (1.03)
                                  2010       2.26               0.00        13.98 - 14.49
                                  2009       4.16               0.45        28.40 - 28.97

  Fidelity VIP Freedom 2025       2013       1.79               0.00                19.95
     Investment Division
     (Commenced 4/28/2008 and
     began transactions in 2013)



               METROPOLITAN LIFE SEPARATE ACCOUNT UL
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8. FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                    AS OF DECEMBER 31                        FOR THE YEAR ENDED DECEMBER 31
                                        -----------------------------------------  -------------------------------------------------
                                                       UNIT VALUE                  INVESTMENT(1)  EXPENSE RATIO(2)   TOTAL RETURN(3)
                                                        LOWEST TO         NET         INCOME          LOWEST TO         LOWEST TO
                                           UNITS       HIGHEST ($)    ASSETS ($)     RATIO (%)       HIGHEST (%)       HIGHEST (%)
                                        ----------  ---------------  ------------  -------------  ----------------  ----------------
  Fidelity VIP Freedom 2030       2013       4,709            13.17        62,024       1.93               0.00                21.12
     Investment Division          2012       3,939            10.87        42,834       1.84               0.00                15.06
                                  2011       6,028     9.45 - 13.00        56,970       1.97               0.00      (3.03) - (2.59)
                                  2010       9,011     9.75 - 13.35       108,191       2.42               0.00        15.56 - 16.08
                                  2009       3,665     8.43 - 11.50        31,738       2.47               0.45        31.07 - 31.66

  Fidelity VIP Freedom 2040       2013         782            15.12        11,831       3.69               0.00                24.73
     Investment Division
     (Commenced 5/3/2010 and
     began transactions in 2013)

  Fidelity VIP Freedom 2050       2013       1,444            15.25        22,014       1.43               0.00                25.78
     Investment Division          2012       1,468            12.12        17,799       2.12               0.00                17.20
     (Commenced 5/3/2010 and      2011       1,492            10.34        15,438       1.77               0.00               (5.36)
     began transactions in 2011)

  Fidelity VIP High Income        2013       8,598            19.54       167,992       5.84               0.00                 5.95
     Investment Division          2012       8,955            18.44       165,146      14.49               0.00                14.23
     (Commenced 4/28/2008 and     2011       2,677            16.14        43,223      37.24               0.00                 4.03
     began transactions in 2009)  2010         294            15.52         4,565       4.94               0.00                13.82
                                  2009       3,001            13.63        40,915      26.74               0.00                43.96

  Fidelity VIP Investment         2013     109,725            15.50     1,700,205       2.44               0.00               (1.89)
     Grade Bond Investment        2012     144,729            15.79     2,285,792       1.95               0.00                 5.77
     Division                     2011     117,053            14.93     1,747,852       4.67               0.00                 7.21
                                  2010      38,436            13.93       535,344       4.23               0.00                 7.68
                                  2009      18,087            12.93       233,950      10.75               0.00                15.67

  Fidelity VIP Mid Cap            2013       6,501            38.32       249,087       0.09               0.00                35.87
     Investment Division          2012      26,557            28.20       748,919       0.42               0.00                14.56
                                  2011      24,942            24.62       613,958       0.03               0.00              (10.85)
                                  2010      16,733            27.61       462,031       0.15               0.00                28.57
                                  2009      10,051            21.48       215,869       0.29               0.00                39.75

  FTVIPT Franklin Income          2013           1           851.40           618         --               0.00                 7.52
     Securities Investment
     Division
     (Commenced 4/29/2013)

  FTVIPT Mutual Global            2013      19,479            25.41       494,934       2.33               0.00                27.61
     Discovery Securities         2012      40,339            19.91       803,176       2.67               0.00                13.36
     Investment Division          2011      44,626            17.56       783,835       2.31               0.00               (2.96)
                                  2010      53,444            18.10       967,332       1.39               0.00                11.96
                                  2009      54,588            16.17       882,515       0.75               0.00                23.31

  FTVIPT Mutual Shares            2013          67           361.74        24,208       2.28               0.00                16.31
     Securities Investment
     Division
     (Commenced 4/29/2013)

  FTVIPT Templeton Foreign        2013     203,220            21.68     4,405,694       2.41               0.00                23.27
     Securities Investment        2012     225,312            17.59     3,962,470       3.26               0.00                18.60
     Division                     2011     203,775            14.83     3,021,785       1.67               0.00              (10.44)
                                  2010     558,309            16.56     9,244,694       2.02               0.00                 8.67
                                  2009     520,792            15.24     7,935,141       3.61               0.00                37.34

               METROPOLITAN LIFE SEPARATE ACCOUNT UL
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8. FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                     AS OF DECEMBER 31                       FOR THE YEAR ENDED DECEMBER 31
                                        ------------------------------------------  ------------------------------------------------
                                                        UNIT VALUE                  INVESTMENT(1)  EXPENSE RATIO(2)  TOTAL RETURN(3)
                                                         LOWEST TO         NET         INCOME          LOWEST TO        LOWEST TO
                                           UNITS        HIGHEST ($)    ASSETS ($)     RATIO (%)       HIGHEST (%)      HIGHEST (%)
                                        -----------  ---------------  ------------  -------------  ----------------  ---------------
  FTVIPT Templeton Global         2013       54,283            24.27     1,317,714      3.58                0.00                1.89
     Bond Securities Investment   2012       18,556            23.82       442,101      6.56                0.00               15.31
     Division                     2011       14,004            20.66       289,345      3.79                0.00              (0.61)
     (Commenced 5/4/2009)         2010          179            20.79         3,728      0.20                0.00               14.71
                                  2009          204            18.12         3,704        --                0.00               95.55

  Goldman Sachs Mid-Cap Value     2013       11,790            25.09       295,859      0.85                0.00               51.88
     Investment Division          2012       15,625            16.52       258,154      1.06                0.00               18.47
                                  2011       19,234            13.95       268,248      0.67                0.00              (6.37)
                                  2010       24,643            14.90       367,089      0.70                0.00               25.00
                                  2009       27,552            11.92       328,341      1.09                0.00               33.15

  Goldman Sachs Structured        2013        2,114            19.63        41,480      1.13                0.00               43.55
     Small Cap Equity Investment  2012        1,925            13.67        26,317      1.02                0.00               12.83
     Division                     2011        4,148            12.12        50,259      0.82                0.00                0.67
                                  2010        4,258            12.04        51,252      0.57                0.00               30.12
                                  2009        7,623             9.25        70,508      1.46                0.00               27.67

  Invesco V.I. Comstock           2013       18,458            17.08       315,275      1.46                0.00               35.65
     Investment Division          2012       18,847            12.59       237,306      1.58                0.00               18.92
     (Commenced 5/3/2010)         2011       17,951            10.59       190,062      0.44                0.00              (2.11)
                                  2010        2,966            10.82        32,084        --                0.00               19.94

  Invesco V.I. Global Real        2013       65,702            39.35     2,585,678      3.84                0.00               11.28
     Estate Investment Division   2012       73,934            35.37     2,614,736      0.56                0.00               28.12
                                  2011       54,002            27.60     1,490,644      4.08                0.00              (6.51)
                                  2010       54,093            29.53     1,597,111      5.17                0.00               17.51
                                  2009       59,960            25.13     1,506,522        --                0.00               31.53

  Invesco V.I. Government         2013          810            13.59        11,016      4.03                0.00              (2.85)
     Securities Investment        2012           22            13.99           311        --                0.00               10.11
     Division                     2011        1,570            13.69        21,491        --                0.00                7.73
     (Commenced 5/2/2011)

  Invesco V.I. International      2013       16,229            24.60       399,191      0.34                0.00               19.01
     Growth Investment Division   2012      314,797            20.67     6,506,152      1.58                0.00               15.53
     (Commenced 4/28/2008 and     2011        1,308            17.89        23,407      1.52                0.00              (6.74)
     began transactions in 2009)  2010       14,201            19.18       272,411      2.40                0.00               12.86
                                  2009        1,080            17.00        18,360      1.38                0.00               35.24

  Janus Aspen Balanced            2013       44,471            22.32       992,702      1.28                0.00               19.80
     Investment Division          2012       59,065            18.63     1,100,549      2.26                0.00               13.37
                                  2011       81,522            16.43     1,339,788      2.04                0.00                1.36
                                  2010      155,834            16.22     2,526,859      2.71                0.00                8.12
                                  2009       99,381            15.00     1,490,464      2.93                0.00               25.58

  Janus Aspen Forty               2013       34,817            24.99       870,003      0.58                0.00               30.89
     Investment Division          2012       46,505            19.09       887,847      0.56                0.00               23.86
                                  2011       45,616            15.41       703,136      0.24                0.00              (6.94)
                                  2010       73,218            16.56     1,212,768      0.24                0.00                6.48
                                  2009       61,130            15.56       950,941      0.01                0.00               46.01



               METROPOLITAN LIFE SEPARATE ACCOUNT UL
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8. FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                      AS OF DECEMBER 31                       FOR THE YEAR ENDED DECEMBER 31
                                           ---------------------------------------  ------------------------------------------------
                                                         UNIT VALUE                 INVESTMENT(1)  EXPENSE RATIO(2)  TOTAL RETURN(3)
                                                          LOWEST TO        NET         INCOME          LOWEST TO        LOWEST TO
                                              UNITS      HIGHEST ($)   ASSETS ($)     RATIO (%)       HIGHEST (%)      HIGHEST (%)
                                           ----------  --------------  -----------  -------------  ----------------  ---------------
  Janus Aspen Janus               2013         28,415           15.46      439,285       0.89               0.00               30.34
     Investment Division          2012         81,921           11.86      971,677       0.56               0.00               18.59
                                  2011         85,791           10.00      858,094       0.24               0.00              (5.30)
                                  2010        741,523           10.56    7,832,002       1.09               0.00               14.52
                                  2009        718,894            9.22    6,630,451       0.54               0.00               36.35

  Janus Aspen Overseas            2013          2,403           28.65       68,836       3.03               0.00               14.28
     Investment Division          2012         17,627           25.07      441,942       0.63               0.00               13.18
                                  2011         15,536           22.15      344,135       0.10               0.00             (32.34)
                                  2010         11,481           32.74      375,851       0.73               0.00               25.02
                                  2009          3,135           26.19       82,093       0.46               0.00               79.07

  MFS VIT Global Equity           2013          7,761           23.88      185,320       0.76               0.00               27.52
     Investment Division          2012          7,233           18.72      135,428       0.22               0.00               22.98
                                  2011            356           15.23        5,414       0.67               0.00              (4.53)
                                  2010         14,222           15.95      226,794       0.78               0.00               12.05
                                  2009          5,543           14.23       78,884       2.04               0.00               31.80

  MFS VIT New Discovery           2013          8,721           26.39      230,115         --               0.00               41.22
     Investment Division          2012          9,204           18.68      171,983         --               0.00               20.90
                                  2011          7,919           15.46      122,395         --               0.00             (10.49)
                                  2010          7,814           17.27      134,923         --               0.00               35.94
                                  2009            396           12.70        5,029         --               0.00               62.92

  MFS VIT Value Investment        2013            978           22.18       21,702       1.01               0.00               35.59
     Division                     2012          1,049           16.36       17,162       1.77               0.00               15.88
                                  2011          3,138           14.12       44,299       1.45               0.00              (0.47)
                                  2010          5,577           14.18       79,095       1.32               0.00               11.22
                                  2009          5,803           12.75       74,001       1.24               0.00               22.45

  MFS VIT II High Yield           2013          8,075           18.50      149,361       2.22               0.00                3.84
     Investment Division
     (Commenced 8/19/2013)

  MIST AllianceBernstein          2013          2,847           12.03       34,236       0.59               0.00               11.15
     Global Dynamic Allocation    2012            656           10.82        7,098         --               0.00                4.39
     Investment Division
     (Commenced 4/30/2012)

  MIST American Funds             2013         57,458           13.75      790,263       1.64               0.00               18.91
     Balanced Allocation          2012         54,591           11.57      631,423       1.94               0.00               13.80
     Investment Division          2011         50,766           10.16      515,995       1.44               0.00              (1.80)
                                  2010         41,296           10.35      427,406       1.26               0.00               12.40
                                  2009         23,102            9.21      212,728         --               0.00               30.06

  MIST American Funds Growth      2013        108,102           13.79    1,490,834       1.27               0.00               25.44
     Allocation Investment        2012         84,318           10.99      926,978       1.55               0.00               16.54
     Division                     2011         82,817            9.43      781,245       1.38               0.00              (4.41)
                                  2010         71,574            9.87      706,300       0.62               0.00               13.78
                                  2009         15,564            8.67      134,986         --               0.00               34.36



               METROPOLITAN LIFE SEPARATE ACCOUNT UL
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8. FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                       AS OF DECEMBER 31
                                          ------------------------------------------
                                                         UNIT VALUE
                                                          LOWEST TO         NET
                                             UNITS       HIGHEST ($)    ASSETS ($)
                                          -----------  ---------------  ------------
  MIST American Funds               2013       64,895            13.48       874,921
     Moderate Allocation            2012       49,584            11.85       587,686
     Investment Division            2011       37,706            10.65       401,606
                                    2010       23,584            10.60       250,094
                                    2009        9,961             9.63        95,893

  MIST AQR Global Risk              2013       15,059            10.15       152,914
     Balanced Investment            2012        2,358            10.51        24,784
     Division
     (Commenced 4/30/2012)

  MIST BlackRock Global             2013        8,821            11.63       102,574
     Tactical Strategies            2012        3,707            10.54        39,078
     Investment Division
     (Commenced 4/30/2012)

  MIST BlackRock Large Cap          2013   11,184,832    12.78 - 55.10   385,342,945
     Core Investment Division       2012   11,913,338     9.54 - 41.30   307,558,825
                                    2011   12,762,727     8.43 - 36.66   291,615,739
                                    2010   13,468,383     8.42 - 36.79   309,489,536
                                    2009   14,107,746     7.50 - 32.93   291,577,776

  MIST Clarion Global Real          2013    1,412,669    18.10 - 19.74    27,497,715
     Estate Investment Division     2012    1,388,419    17.60 - 19.03    26,083,318
                                    2011    1,311,823    14.06 - 15.06    19,560,387
                                    2010    1,342,988    14.98 - 15.90    21,160,564
                                    2009    1,332,507    13.00 - 13.68    18,066,465

  MIST ClearBridge Aggressive       2013    1,008,221   15.68 - 521.79    18,676,041
     Growth II Investment Division  2012    1,085,660   12.25 - 404.14    15,566,776
                                    2011    1,093,634   10.07 - 329.01    12,484,277
                                    2010    1,185,626   10.96 - 355.01    14,254,655
                                    2009    1,122,196   10.08 - 323.68    12,100,411

  MIST ClearBridge Aggressive       2013    1,375,745    13.83 - 16.25    21,684,945
     Growth Investment Division     2012    1,313,742     9.48 - 11.14    14,226,385
                                    2011    1,353,551      7.98 - 9.38    12,365,794
                                    2010      888,257      7.56 - 9.05     7,832,576
                                    2009      918,435      6.11 - 7.30     6,533,459

  MIST Harris Oakmark               2013    1,980,844    16.14 - 31.64    52,830,774
     International Investment       2012    1,421,965    12.34 - 24.19    33,602,695
     Division                       2011    1,483,192     9.53 - 18.68    27,216,742
                                    2010    1,473,309    20.09 - 21.72    31,544,698
                                    2009    1,439,875    17.38 - 18.61    26,459,351

  MIST Invesco Balanced-Risk        2013       22,938             1.08        24,723
     Allocation Investment          2012        7,100             1.06         7,513
     Division
     (Commenced 4/30/2012)



                                                    FOR THE YEAR ENDED DECEMBER 31
                                          --------------------------------------------------
                                          INVESTMENT(1)  EXPENSE RATIO(2)    TOTAL RETURN(3)
                                             INCOME          LOWEST TO          LOWEST TO
                                            RATIO (%)       HIGHEST (%)        HIGHEST (%)
                                          -------------  ----------------  -----------------
  MIST American Funds               2013       1.90               0.00                 13.75
     Moderate Allocation            2012       2.15               0.00                 11.28
     Investment Division            2011       1.66               0.00                  0.44
                                    2010       1.38               0.00                 10.15
                                    2009         --               0.00                 23.90

  MIST AQR Global Risk              2013       1.78               0.00                (3.39)
     Balanced Investment            2012         --               0.00                  4.63
     Division
     (Commenced 4/30/2012)

  MIST BlackRock Global             2013       1.20               0.00                 10.31
     Tactical Strategies            2012         --               0.00                  4.21
     Investment Division
     (Commenced 4/30/2012)

  MIST BlackRock Large Cap          2013       1.41        0.00 - 0.90         33.40 - 34.60
     Core Investment Division       2012       1.21        0.00 - 0.90         12.66 - 13.68
                                    2011       1.12        0.00 - 0.90         (0.36) - 0.54
                                    2010       1.34        0.00 - 0.90         11.73 - 12.73
                                    2009       1.61        0.45 - 0.90         18.37 - 19.43

  MIST Clarion Global Real          2013       6.88        0.00 - 0.90           2.83 - 3.76
     Estate Investment Division     2012       2.22        0.00 - 0.90         25.16 - 26.30
                                    2011       4.03        0.00 - 0.90       (6.12) - (5.28)
                                    2010       8.28        0.00 - 0.90         15.24 - 16.28
                                    2009       3.50               0.90         33.91 - 35.12

  MIST ClearBridge Aggressive       2013       0.77        0.00 - 0.90         27.96 - 29.11
     Growth II Investment Division  2012       0.43        0.00 - 0.90         21.73 - 22.83
                                    2011       1.80        0.00 - 0.90       (8.16) - (7.32)
                                    2010       1.71        0.00 - 0.90           8.70 - 9.68
                                    2009         --               0.90         41.93 - 43.21

  MIST ClearBridge Aggressive       2013       0.40        0.00 - 0.90         44.60 - 45.90
     Growth Investment Division     2012       0.21        0.00 - 0.90          8.91 - 18.81
                                    2011       0.08        0.00 - 0.90         (8.33) - 3.56
                                    2010       0.06        0.00 - 0.90         22.94 - 24.05
                                    2009       0.12               0.90         32.26 - 33.45

  MIST Harris Oakmark               2013       2.71        0.00 - 0.90         29.63 - 30.80
     International Investment       2012       1.82        0.00 - 0.90         28.31 - 29.47
     Division                       2011       0.03        0.00 - 0.90     (14.75) - (13.98)
                                    2010       2.05        0.00 - 0.90         15.63 - 16.67
                                    2009       7.87               0.90         54.07 - 55.46

  MIST Invesco Balanced-Risk        2013         --               0.00                  1.86
     Allocation Investment          2012       0.66               0.00                  4.67
     Division
     (Commenced 4/30/2012)



               METROPOLITAN LIFE SEPARATE ACCOUNT UL
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8. FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                     AS OF DECEMBER 31
                                         ------------------------------------------
                                                         UNIT VALUE
                                                          LOWEST TO         NET
                                            UNITS        HIGHEST ($)    ASSETS ($)
                                         -----------  ---------------  ------------
  MIST Invesco Mid Cap Value       2013    2,707,441    20.16 - 42.94    92,130,609
     Investment Division           2012    2,873,152    15.40 - 32.87    74,892,920
                                   2011        9,000            13.43       120,858
                                   2010        7,974            13.94       111,190
                                   2009        9,319            11.11       103,521

  MIST Invesco Small Cap           2013      251,143    24.20 - 30.45     6,613,228
     Growth Investment Division    2012      245,733    17.38 - 21.67     4,616,668
                                   2011      279,254    14.80 - 18.28     4,412,967
                                   2010      280,254    15.06 - 18.44     4,469,898
                                   2009      268,049    12.01 - 14.58     3,392,636

  MIST JPMorgan Global Active      2013       93,835             1.18       110,413
     Allocation Investment         2012       17,811             1.06        18,883
     Division
     (Commenced 4/30/2012)

  MIST JPMorgan Small Cap          2013       11,410            22.33       254,799
     Value Investment Division     2012        2,300            16.76        38,553
                                   2011        2,480            14.49        35,938
                                   2010        1,705            16.12        27,489
                                   2009        1,271            13.49        17,136

  MIST Loomis Sayles Global        2013       21,834            19.16       418,260
     Markets Investment Division
     (Commenced 4/29/2013)

  MIST Lord Abbett Bond            2013    1,003,912    24.67 - 37.84    29,124,114
     Debenture Investment          2012    1,063,203    23.01 - 34.98    28,515,095
     Division                      2011    1,085,311    20.52 - 30.90    25,730,993
                                   2010    1,222,207    19.75 - 29.48    27,673,730
                                   2009    1,300,112    17.61 - 26.05    26,033,742

  MIST Met/Templeton               2013        5,967            14.54        86,776
     International Bond            2012          181            14.36         2,605
     Investment Division
     (Commenced 4/30/2012)

  MIST MetLife Aggressive          2013    1,065,070   16.36 - 172.88    19,271,452
     Strategy Investment Division  2012    1,085,674   12.72 - 133.49    15,142,596
     (Commenced 5/2/2011)          2011    1,049,786   10.97 - 114.35    12,472,661

  MIST MetLife Balanced Plus       2013        7,685            12.25        94,166
     Investment Division           2012        4,287            10.71        45,933
     (Commenced 4/30/2012)

  MIST MetLife Growth Strategy     2013       20,720            18.47       382,762
     Investment Division
     (Commenced 4/29/2013)

  MIST MetLife Multi-Index         2013           23           114.75         2,679
     Targeted Risk
     Investment Division
     (Commenced 4/29/2013)

                                                   FOR THE YEAR ENDED DECEMBER 31
                                         --------------------------------------------------
                                         INVESTMENT(1)  EXPENSE RATIO(2)    TOTAL RETURN(3)
                                            INCOME          LOWEST TO          LOWEST TO
                                           RATIO (%)       HIGHEST (%)        HIGHEST (%)
                                         -------------  ----------------  -----------------
  MIST Invesco Mid Cap Value       2013       0.90        0.00 - 0.90         29.46 - 30.87
     Investment Division           2012         --               0.00           2.78 - 3.71
                                   2011       0.53               0.00                (3.69)
                                   2010       0.58               0.00                 25.53
                                   2009       2.10               0.00                 26.53

  MIST Invesco Small Cap           2013       0.40        0.00 - 0.90         39.28 - 40.54
     Growth Investment Division    2012         --        0.00 - 0.90         17.44 - 18.51
                                   2011         --        0.00 - 0.90       (1.73) - (0.85)
                                   2010         --        0.00 - 0.90         25.34 - 26.47
                                   2009         --               0.90         33.01 - 34.21

  MIST JPMorgan Global Active      2013       0.06               0.00                 10.99
     Allocation Investment         2012       1.08               0.00                  4.66
     Division
     (Commenced 4/30/2012)

  MIST JPMorgan Small Cap          2013       0.27               0.00                 33.25
     Value Investment Division     2012       0.95               0.00                 15.66
                                   2011       1.63               0.00               (10.12)
                                   2010       0.82               0.00                 19.53
                                   2009         --               0.00                 29.09

  MIST Loomis Sayles Global        2013         --               0.00                 17.34
     Markets Investment Division
     (Commenced 4/29/2013)

  MIST Lord Abbett Bond            2013       6.78        0.00 - 0.90           7.20 - 8.17
     Debenture Investment          2012       7.24        0.00 - 0.90         12.17 - 13.19
     Division                      2011       5.96        0.00 - 0.90           3.89 - 4.83
                                   2010       6.47        0.00 - 0.90         12.16 - 13.18
                                   2009       7.18        0.45 - 0.90         35.89 - 37.12

  MIST Met/Templeton               2013       0.68               0.00                  1.27
     International Bond            2012         --               0.00                  8.00
     Investment Division
     (Commenced 4/30/2012)

  MIST MetLife Aggressive          2013       0.93        0.00 - 0.90         28.61 - 29.77
     Strategy Investment Division  2012       0.85        0.00 - 0.90         (0.17) - 3.96
     (Commenced 5/2/2011)          2011         --        0.00 - 0.90     (13.94) - (10.95)

  MIST MetLife Balanced Plus       2013       1.11               0.00                 14.36
     Investment Division           2012         --               0.00                  5.63
     (Commenced 4/30/2012)

  MIST MetLife Growth Strategy     2013         --               0.00                 26.26
     Investment Division
     (Commenced 4/29/2013)

  MIST MetLife Multi-Index         2013       0.24               0.00                  6.63
     Targeted Risk
     Investment Division
     (Commenced 4/29/2013)

               METROPOLITAN LIFE SEPARATE ACCOUNT UL
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8. FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                     AS OF DECEMBER 31
                                       -------------------------------------------
                                                       UNIT VALUE
                                                        LOWEST TO          NET
                                          UNITS        HIGHEST ($)     ASSETS ($)
                                       -----------  ----------------  ------------
  MIST MFS Emerging Markets      2013       21,705             12.57       272,836
     Equity Investment Division  2012        6,737             13.20        88,957
     (Commenced 5/2/2011)        2011        2,070             11.09        22,950

  MIST MFS Research              2013    1,065,499     18.19 - 21.34    21,367,741
     International Investment    2012      920,691     15.26 - 17.85    15,720,813
     Division                    2011      820,338     13.07 - 15.26    12,176,899
                                 2010      838,110     14.64 - 17.04    13,920,818
                                 2009      885,756     13.14 - 15.26    13,178,754

  MIST Morgan Stanley Mid Cap    2013   11,170,989      9.50 - 26.66   244,413,959
     Growth Investment Division  2012   11,831,703      6.82 - 19.14   186,491,111
                                 2011   12,356,734      6.22 - 17.47   178,350,417
                                 2010   13,121,650      6.67 - 18.71   203,754,931
                                 2009       23,317     13.14 - 14.13       306,427

  MIST Oppenheimer               2013    1,679,985     28.72 - 33.41    50,486,885
     Global Equity Investment    2012    1,769,256     22.75 - 26.22    41,848,339
     Division                    2011    1,918,512     18.89 - 21.58    37,497,219
                                 2010    2,044,692     20.77 - 23.52    43,706,570
                                 2009    2,111,250     18.03 - 20.23    38,882,417

  MIST PIMCO Inflation           2013      755,274     11.51 - 17.34    11,213,500
     Protected Bond Investment   2012      837,709     12.64 - 19.05    13,671,560
     Division                    2011      700,157     11.56 - 17.42    10,519,501
                                 2010      653,613     12.97 - 15.63     8,812,538
                                 2009      618,801     12.12 - 14.47     7,734,444

  MIST PIMCO Total Return        2013    2,464,593     11.62 - 21.48    49,962,747
     Investment Division         2012    2,365,572     11.82 - 21.86    50,485,893
                                 2011    2,427,091     10.79 - 19.95    47,131,879
                                 2010    2,450,427     17.69 - 19.29    46,602,262
                                 2009    2,378,221     16.46 - 17.80    41,820,317

  MIST Pioneer Fund              2013       10,624             19.25       204,562
     Investment Division         2012       13,454             14.47       194,664
     (Commenced 5/4/2009)        2011       13,480             13.08       176,354
                                 2010       17,938             13.71       245,860
                                 2009       20,277             11.79       239,136

  MIST Pyramis Managed Risk      2013            3            108.59           298
     Investment Division
     (Commenced 4/29/2013)

  MIST Schroders Global          2013       19,086              1.19        22,665
     Multi-Asset Investment      2012        5,334              1.08         5,752
     Division
     (Commenced 4/30/2012)

  MIST SSgA Growth and Income    2013      503,743     14.53 - 16.52     7,827,724
     ETF Investment Division     2012      450,776     12.95 - 14.59     6,167,640
                                 2011      381,525     11.55 - 12.90     4,611,127
                                 2010      320,284     11.51 - 12.74     3,818,907
                                 2009      149,333     10.31 - 11.31     1,581,109

                                                 FOR THE YEAR ENDED DECEMBER 31
                                       --------------------------------------------------
                                       INVESTMENT(1)  EXPENSE RATIO(2)    TOTAL RETURN(3)
                                          INCOME          LOWEST TO          LOWEST TO
                                         RATIO (%)       HIGHEST (%)        HIGHEST (%)
                                       -------------  ----------------  -----------------
  MIST MFS Emerging Markets      2013       0.98               0.00                (4.80)
     Equity Investment Division  2012       1.57               0.00                 19.10
     (Commenced 5/2/2011)        2011         --               0.00               (22.19)

  MIST MFS Research              2013       2.53        0.00 - 0.90         18.51 - 19.58
     International Investment    2012       2.10        0.00 - 0.90         15.92 - 16.97
     Division                    2011       2.07        0.00 - 0.90     (11.23) - (10.44)
                                 2010       1.89        0.00 - 0.90         10.65 - 11.65
                                 2009       3.35               0.90         30.75 - 31.93

  MIST Morgan Stanley Mid Cap    2013       0.79        0.00 - 0.90         38.06 - 39.30
     Growth Investment Division  2012         --        0.00 - 0.90           8.57 - 9.55
                                 2011       0.73        0.00 - 0.90       (7.50) - (6.67)
                                 2010         --        0.00 - 0.90         17.91 - 32.19
                                 2009         --               0.00         57.27 - 57.83

  MIST Oppenheimer               2013       2.05        0.00 - 0.90         26.28 - 27.42
     Global Equity Investment    2012       1.64        0.00 - 0.90         20.42 - 21.52
     Division                    2011       1.98        0.00 - 0.90       (9.05) - (8.24)
                                 2010       1.54        0.00 - 0.90         15.19 - 16.23
                                 2009       2.57        0.45 - 0.90         39.06 - 40.31

  MIST PIMCO Inflation           2013       2.44        0.00 - 0.90       (9.80) - (8.98)
     Protected Bond Investment   2012       3.14        0.00 - 0.90          8.34 - 20.51
     Division                    2011       1.74        0.00 - 0.90         10.23 - 11.49
                                 2010       2.54        0.00 - 0.90           7.04 - 8.00
                                 2009       3.75               0.90         17.31 - 18.37

  MIST PIMCO Total Return        2013       4.38        0.00 - 0.90       (2.60) - (1.72)
     Investment Division         2012       3.30        0.00 - 0.90           8.57 - 9.56
                                 2011       2.84        0.00 - 0.90           2.50 - 3.42
                                 2010       3.66        0.00 - 0.90           7.44 - 8.41
                                 2009       7.36               0.90         17.33 - 18.39

  MIST Pioneer Fund              2013       3.20               0.00                 33.08
     Investment Division         2012       1.53               0.00                 10.59
     (Commenced 5/4/2009)        2011       1.21               0.00                (4.55)
                                 2010       0.90               0.00                 17.93
                                 2009         --               0.00                 17.93

  MIST Pyramis Managed Risk      2013       1.24               0.00                  7.52
     Investment Division
     (Commenced 4/29/2013)

  MIST Schroders Global          2013       0.01               0.00                 10.11
     Multi-Asset Investment      2012       1.48               0.00                  6.68
     Division
     (Commenced 4/30/2012)

  MIST SSgA Growth and Income    2013       2.65        0.00 - 0.90         12.21 - 13.22
     ETF Investment Division     2012       2.40        0.00 - 0.90         12.09 - 13.11
                                 2011       1.79        0.00 - 0.90           0.37 - 1.28
                                 2010       1.29        0.00 - 0.90         11.60 - 12.61
                                 2009       1.61               0.90         23.84 - 24.96

               METROPOLITAN LIFE SEPARATE ACCOUNT UL
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8. FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                    AS OF DECEMBER 31
                                       ------------------------------------------
                                                      UNIT VALUE
                                                       LOWEST TO         NET
                                          UNITS       HIGHEST ($)    ASSETS ($)
                                       -----------  ---------------  ------------
  MIST SSgA Growth ETF           2013      366,821    14.19 - 16.45     5,570,220
     Investment Division         2012      332,667    12.10 - 13.90     4,244,488
                                 2011      299,115    10.59 - 12.05     3,309,518
                                 2010      237,751    10.89 - 12.28     2,679,381
                                 2009      181,473     9.61 - 10.74     1,789,007

  MIST T. Rowe Price Large       2013      128,280            15.79     2,025,987
     Cap Value Investment        2012      112,114            11.78     1,320,515
     Division                    2011      108,604             9.96     1,081,554
                                 2010      601,441            10.35     6,224,061
                                 2009      585,353             8.82     5,163,011

  MIST T. Rowe Price Mid Cap     2013    1,482,938    16.97 - 27.99    27,748,656
     Growth Investment Division  2012    1,544,904    12.50 - 20.49    21,145,655
                                 2011    1,957,835    11.07 - 18.03    25,204,627
                                 2010    1,725,748    11.33 - 18.33    21,234,908
                                 2009    1,754,850     8.93 - 14.35    16,772,681

  MIST Third Avenue Small Cap    2013       41,430            23.12       957,820
     Value Investment Division   2012       50,513            17.46       881,737
                                 2011       54,483            14.79       806,051
                                 2010       96,930            16.25     1,575,589
                                 2009       66,457            13.56       900,994

  MSF Baillie Gifford            2013    2,695,199    13.71 - 20.73    44,856,340
     International Stock         2012    2,785,901    11.92 - 17.95    40,399,665
     Investment Division         2011    2,947,427    10.02 - 15.01    35,919,561
                                 2010    2,985,340    12.56 - 18.74    45,766,876
                                 2009    3,130,833    11.77 - 17.48    45,163,862

  MSF Barclays Aggregate Bond    2013    5,904,440    17.79 - 20.85   121,423,866
     Index Investment Division   2012    5,528,875    18.38 - 21.34   116,415,557
                                 2011    5,367,889    17.85 - 20.54   108,763,587
                                 2010    6,069,208    16.75 - 19.11   114,484,755
                                 2009    5,979,612    15.94 - 18.02   106,351,639

  MSF BlackRock Bond Income      2013    3,164,737    19.93 - 94.36    81,249,803
     Investment Division         2012    3,286,524    20.08 - 95.09    85,513,325
                                 2011    3,448,815    18.67 - 88.42    84,065,205
                                 2010    3,695,898    17.52 - 82.97    84,862,836
                                 2009    3,849,026    16.17 - 76.59    82,419,233

  MSF BlackRock Capital          2013    1,238,069    14.32 - 57.65    20,880,180
     Appreciation Investment     2012    1,083,757    10.67 - 42.95    14,012,099
     Division                    2011      533,802     9.33 - 37.56     7,367,810
                                 2010      494,998    10.25 - 41.25     7,322,523
                                 2009      480,438     8.55 - 34.42     5,950,495

  MSF BlackRock Diversified      2013    9,093,665    21.00 - 84.97   302,812,153
     Investment Division         2012    9,597,280    17.41 - 70.46   266,981,783
                                 2011   10,223,668    15.50 - 62.70   255,554,192
                                 2010   10,826,228    14.93 - 60.41   263,102,316
                                 2009   11,480,151    13.61 - 55.09   257,391,816

                                                 FOR THE YEAR ENDED DECEMBER 31
                                       --------------------------------------------------
                                       INVESTMENT(1)  EXPENSE RATIO(2)    TOTAL RETURN(3)
                                          INCOME          LOWEST TO          LOWEST TO
                                         RATIO (%)       HIGHEST (%)        HIGHEST (%)
                                       -------------  ----------------  -----------------
  MIST SSgA Growth ETF           2013       2.22        0.00 - 0.90         17.28 - 18.34
     Investment Division         2012       2.07        0.00 - 0.90         14.28 - 15.32
                                 2011       1.76        0.00 - 0.90       (2.75) - (1.86)
                                 2010       1.57        0.00 - 0.90         13.35 - 14.37
                                 2009       1.53               0.90         28.34 - 29.51

  MIST T. Rowe Price Large       2013       1.68               0.00                 34.09
     Cap Value Investment        2012       1.62               0.00                 18.27
     Division                    2011       0.51               0.00                (3.77)
                                 2010       1.22               0.00                 17.33
                                 2009       2.45               0.00                 18.67

  MIST T. Rowe Price Mid Cap     2013       0.40        0.00 - 0.90         35.73 - 36.96
     Growth Investment Division  2012         --        0.00 - 0.90         12.90 - 13.93
                                 2011         --        0.00 - 0.90       (2.28) - (1.39)
                                 2010         --        0.00 - 0.90         26.93 - 28.07
                                 2009         --               0.90         44.54 - 45.85

  MIST Third Avenue Small Cap    2013       1.08               0.00                 32.45
     Value Investment Division   2012         --               0.00                 17.99
                                 2011       0.92               0.00                (8.98)
                                 2010       1.05               0.00                 19.90
                                 2009       0.62               0.00                 26.45

  MSF Baillie Gifford            2013       1.61        0.00 - 0.90         14.51 - 15.54
     International Stock         2012       1.37        0.00 - 0.90         18.44 - 19.52
     Investment Division         2011       1.77        0.00 - 0.90     (20.59) - (19.87)
                                 2010       1.57        0.00 - 0.90           6.25 - 7.21
                                 2009       0.71        0.45 - 0.90         21.07 - 22.17

  MSF Barclays Aggregate Bond    2013       3.51        0.00 - 0.90       (3.20) - (2.33)
     Index Investment Division   2012       3.71        0.00 - 0.90           2.97 - 3.90
                                 2011       3.52        0.00 - 0.90           6.55 - 7.51
                                 2010       3.72        0.00 - 0.90           5.10 - 6.05
                                 2009       5.95        0.45 - 0.90           4.22 - 5.17

  MSF BlackRock Bond Income      2013       3.96        0.00 - 0.90       (1.66) - (0.77)
     Investment Division         2012       2.69        0.00 - 0.90           6.58 - 7.55
                                 2011       3.92        0.00 - 0.90           5.61 - 6.56
                                 2010       3.95        0.00 - 0.90           7.37 - 8.34
                                 2009       7.04        0.45 - 0.90           8.49 - 9.47

  MSF BlackRock Capital          2013       0.83        0.00 - 0.90         33.02 - 34.22
     Appreciation Investment     2012       0.31        0.00 - 0.90         13.34 - 14.37
     Division                    2011       0.19        0.00 - 0.90       (9.76) - (8.94)
                                 2010       0.23        0.00 - 0.90         18.75 - 19.82
                                 2009       0.62               0.90         35.56 - 36.79

  MSF BlackRock Diversified      2013       2.46        0.00 - 0.90         19.51 - 20.59
     Investment Division         2012       2.28        0.00 - 0.90         11.36 - 12.38
                                 2011       2.43        0.00 - 0.90           2.87 - 3.81
                                 2010       1.90        0.00 - 0.90           8.67 - 9.65
                                 2009       5.15        0.45 - 0.90         16.25 - 17.30

               METROPOLITAN LIFE SEPARATE ACCOUNT UL
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8. FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                    AS OF DECEMBER 31                       FOR THE YEAR ENDED DECEMBER 31
                                       ------------------------------------------  -------------------------------------------------
                                                      UNIT VALUE                   INVESTMENT(1)  EXPENSE RATIO(2)   TOTAL RETURN(3)
                                                       LOWEST TO         NET          INCOME          LOWEST TO         LOWEST TO
                                          UNITS       HIGHEST ($)    ASSETS ($)      RATIO (%)       HIGHEST (%)       HIGHEST (%)
                                       -----------  ---------------  ------------  -------------  ----------------  ----------------
  MSF BlackRock Large Cap        2013      952,777    17.71 - 19.67    18,457,575       1.36        0.00 - 0.90        30.87 - 32.05
     Value Investment Division   2012      972,398    13.53 - 14.89    14,290,950       1.63        0.00 - 0.90        13.25 - 14.28
                                 2011    1,036,664    11.95 - 13.03    13,313,052       1.11        0.00 - 0.90          1.43 - 2.35
                                 2010    1,026,360    11.78 - 12.73    12,899,137       1.05        0.00 - 0.90          8.24 - 9.22
                                 2009    1,018,697    10.88 - 11.66    11,723,889       1.58               0.90        10.22 - 11.21

  MSF BlackRock Money Market     2013    1,334,062    17.19 - 17.98    23,781,879         --        0.00 - 0.90        (0.90) - 0.00
     Investment Division         2012    1,306,002    17.35 - 17.98    23,274,454         --        0.00 - 0.90        (0.90) - 0.00
                                 2011    1,163,332    17.51 - 17.98    20,783,208         --        0.00 - 0.90        (0.89) - 0.00
                                 2010    1,663,896    17.66 - 17.98    29,818,336       0.01        0.00 - 0.90        (0.89) - 0.01
                                 2009    1,962,757    17.82 - 17.98    35,228,518       0.45               0.90        (0.48) - 0.42

  MSF Davis Venture Value        2013    1,389,950    18.87 - 62.33    72,729,703       1.37        0.00 - 0.90        32.50 - 33.70
     Investment Division         2012    1,511,861    14.11 - 46.62    58,219,352       0.83        0.00 - 0.90        11.85 - 12.86
                                 2011    1,569,723    12.50 - 41.31    53,650,792       1.15        0.00 - 0.90      (4.89) - (4.03)
                                 2010    1,632,869    13.03 - 43.04    57,910,618       1.00        0.00 - 0.90        11.00 - 12.00
                                 2009    1,661,533    11.63 - 38.43    52,773,242       1.57               0.90        30.80 - 31.99

  MSF Frontier Mid Cap Growth    2013    7,328,205    24.52 - 93.40   227,974,022       1.25        0.00 - 0.90        31.58 - 32.77
     Investment Division         2012    8,053,406    18.55 - 70.35   190,699,476         --        0.00 - 0.90         9.98 - 10.97
                                 2011    8,613,267    16.80 - 63.39   184,990,795       0.30        0.00 - 0.90      (3.87) - (3.00)
                                 2010    9,010,506    17.39 - 65.35   200,141,525       0.07        0.00 - 0.90        14.27 - 15.30
                                 2009    9,655,662    15.15 - 56.68   187,532,635       0.20        0.45 - 0.90        48.10 - 49.44

  MSF Jennison Growth            2013    1,014,111    10.27 - 22.67    21,754,126       0.41        0.00 - 0.90        35.77 - 37.00
     Investment Division         2012    1,151,518     7.50 - 16.55    17,774,611       0.22        0.00 - 0.90        14.74 - 15.78
                                 2011    1,066,474     6.47 - 14.29    14,166,486       0.28        0.00 - 0.90        (0.39) - 0.51
                                 2010    1,234,658     6.44 - 14.22    15,408,401       0.59        0.00 - 0.90        10.63 - 11.66
                                 2009    1,148,604     5.77 - 12.74    13,473,347       0.19               0.90        38.73 - 39.99

  MSF Loomis Sayles Small Cap    2013       81,272   26.07 - 577.53    25,008,758       0.43        0.00 - 0.90        39.78 - 41.04
     Core Investment Division    2012       88,479   18.49 - 409.49    18,836,597         --        0.00 - 0.90        13.52 - 14.55
                                 2011       95,949   16.14 - 357.46    17,443,984       0.11        0.00 - 0.90        (0.31) - 0.59
                                 2010      115,539   16.04 - 355.36    18,282,784       0.09        0.00 - 0.90        26.38 - 27.53
                                 2009      116,312   12.58 - 278.66    14,825,414       0.28               0.90        29.08 - 30.25

  MSF Loomis Sayles Small Cap    2013      575,475    19.06 - 21.35    12,136,657         --        0.00 - 0.90        47.37 - 48.70
     Growth Investment Division  2012      569,420    12.93 - 14.36     8,095,037         --        0.00 - 0.90        10.19 - 11.19
                                 2011      639,754    11.74 - 12.92     8,179,779         --        0.00 - 0.90          2.06 - 2.98
                                 2010      597,616    11.50 - 12.54     7,430,441         --        0.00 - 0.90        30.53 - 31.71
                                 2009      592,149      8.22 - 9.52     5,593,368         --               0.90        28.77 - 38.63

  MSF Met/Artisan Mid Cap        2013      179,229   28.55 - 409.68    64,604,740       0.96        0.00 - 0.90        35.63 - 36.85
     Value Investment Division   2012      188,777   20.91 - 299.35    50,145,783       0.99        0.00 - 0.90        10.86 - 11.86
                                 2011      187,483   18.74 - 267.60    47,188,989       0.95        0.00 - 0.90          5.80 - 6.76
                                 2010      222,836   17.60 - 250.67    46,601,141       0.74        0.00 - 0.90         7.99 - 15.04
                                 2009      191,339   35.18 - 217.89    41,071,915       1.13               0.90        40.30 - 41.56

  MSF MetLife Conservative       2013      302,268   14.80 - 156.63     5,157,553       3.17        0.00 - 0.90          3.57 - 4.50
     Allocation Investment       2012      330,868   14.29 - 150.19     5,385,935       2.97        0.00 - 0.90          8.50 - 9.49
     Division                    2011      293,962   13.17 - 137.56     4,371,255       2.46        0.00 - 0.90          2.55 - 3.48
                                 2010      281,025   12.84 - 133.23     4,036,496       3.52        0.00 - 0.90         9.35 - 10.34
                                 2009      179,332   11.74 - 121.06     2,188,237       3.20               0.90        19.65 - 20.73

               METROPOLITAN LIFE SEPARATE ACCOUNT UL
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8. FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                     AS OF DECEMBER 31
                                        ------------------------------------------
                                                       UNIT VALUE
                                                        LOWEST TO         NET
                                           UNITS       HIGHEST ($)    ASSETS ($)
                                        -----------  ---------------  ------------
  MSF MetLife Conservative to     2013      528,645   15.56 - 164.48     9,308,532
     Moderate Allocation          2012      548,694   14.12 - 148.28     8,676,630
     Investment Division          2011      491,119   12.75 - 133.03     6,564,562
                                  2010      523,187   12.70 - 131.65     6,925,701
                                  2009      443,689   11.47 - 118.05     5,262,543

  MSF MetLife Mid Cap Stock       2013    3,096,714    28.17 - 31.80    96,112,727
     Index Investment Division    2012    2,971,386    21.35 - 23.88    69,807,817
                                  2011    3,140,839    18.32 - 20.31    62,847,615
                                  2010    3,223,737    18.84 - 20.70    65,796,062
                                  2009    3,313,158    14.93 - 16.39    53,691,851

  MSF MetLife Moderate            2013    2,959,238   16.11 - 170.50    51,411,065
     Allocation Investment        2012    3,085,848   13.74 - 144.51    45,401,738
     Division                     2011    3,050,810   12.22 - 127.62    39,588,309
                                  2010    2,825,563   12.48 - 129.39    37,214,331
                                  2009    2,488,914   11.09 - 114.33    28,790,175

  MSF MetLife Moderate to         2013    5,304,870    16.46 - 17.80    93,658,356
     Aggressive Allocation        2012    5,433,641    13.34 - 14.29    77,039,719
     Investment Division          2011    5,400,236    11.62 - 12.34    66,170,247
                                  2010    5,118,269   12.16 - 126.24    65,064,069
                                  2009    4,732,679   10.68 - 110.06    52,449,221

  MSF MetLife Stock Index         2013   33,504,283    19.11 - 85.59   926,254,934
     Investment Division          2012   35,058,600    14.48 - 64.83   739,806,231
                                  2011   36,301,700    12.50 - 56.01   668,626,167
                                  2010   36,664,506    12.28 - 55.00   671,751,965
                                  2009   36,924,505    10.69 - 47.90   597,707,546

  MSF MFS Total Return            2013      516,460    16.89 - 90.12     9,566,029
     Investment Division          2012      523,594    14.32 - 75.73     8,143,436
                                  2011      528,477    12.95 - 67.87     7,362,338
                                  2010      568,106    12.76 - 66.27     7,708,272
                                  2009      580,613    11.70 - 60.20     7,134,157

  MSF MFS Value Investment        2013    3,880,440    19.62 - 28.81    83,882,181
     Division                     2012    3,634,888    14.55 - 21.23    57,891,425
                                  2011    3,828,828    12.53 - 18.20    52,363,369
                                  2010    3,975,344    12.48 - 18.04    54,052,850
                                  2009    4,056,273    11.25 - 16.19    49,365,491

  MSF MSCI EAFE Index             2013    4,619,766    13.79 - 19.92    81,042,858
     Investment Division          2012    4,738,737    11.42 - 16.34    68,221,885
                                  2011    4,910,651     9.74 - 13.81    59,759,550
                                  2010    4,717,340    11.23 - 15.78    65,367,829
                                  2009    4,618,467    10.47 - 14.59    58,913,857

  MSF Neuberger Berman            2013    3,669,017    27.67 - 31.24   113,031,475
     Genesis Investment Division  2012    3,701,342    20.16 - 22.55    82,409,606
                                  2011    3,915,596    18.49 - 20.50    79,279,066
                                  2010    4,111,864    17.63 - 19.37    78,718,096
                                  2009    4,279,459    14.59 - 15.93    67,433,059

                                                  FOR THE YEAR ENDED DECEMBER 31
                                        --------------------------------------------------
                                        INVESTMENT(1)  EXPENSE RATIO(2)    TOTAL RETURN(3)
                                           INCOME          LOWEST TO          LOWEST TO
                                          RATIO (%)       HIGHEST (%)        HIGHEST (%)
                                        -------------  ----------------  -----------------
  MSF MetLife Conservative to     2013       2.71        0.00 - 0.90         10.20 - 11.20
     Moderate Allocation          2012       2.88        0.00 - 0.90         10.73 - 11.74
     Investment Division          2011       2.28        0.00 - 0.90           0.37 - 1.28
                                  2010       3.39        0.00 - 0.90         10.78 - 11.78
                                  2009       3.27               0.90         22.89 - 24.00

  MSF MetLife Mid Cap Stock       2013       1.15        0.00 - 0.90         31.96 - 33.15
     Index Investment Division    2012       0.99        0.00 - 0.90         16.54 - 17.60
                                  2011       0.90        0.00 - 0.90       (2.77) - (1.89)
                                  2010       0.99        0.00 - 0.90         25.15 - 26.28
                                  2009       1.81               0.90         35.77 - 36.99

  MSF MetLife Moderate            2013       2.13        0.00 - 0.90         17.23 - 18.29
     Allocation Investment        2012       2.48        0.00 - 0.90         12.45 - 13.47
     Division                     2011       1.72        0.00 - 0.90       (2.02) - (1.14)
                                  2010       2.69        0.00 - 0.90         12.45 - 13.47
                                  2009       3.09               0.90         25.71 - 26.84

  MSF MetLife Moderate to         2013       1.65        0.00 - 0.90         23.40 - 24.51
     Aggressive Allocation        2012       2.10        0.00 - 0.90         14.77 - 15.82
     Investment Division          2011       1.59        0.00 - 0.90       (4.42) - (3.55)
                                  2010       2.27        0.00 - 0.90         13.86 - 14.89
                                  2009       2.75               0.90         28.27 - 29.43

  MSF MetLife Stock Index         2013       1.82        0.00 - 0.90         30.84 - 32.02
     Investment Division          2012       1.76        0.00 - 0.90         14.72 - 15.76
                                  2011       1.66        0.00 - 0.90           0.93 - 1.84
                                  2010       1.75        0.00 - 0.90         13.79 - 14.82
                                  2009       2.70        0.45 - 0.90         25.11 - 26.26

  MSF MFS Total Return            2013       2.52        0.00 - 0.90         17.93 - 18.99
     Investment Division          2012       2.81        0.00 - 0.90         10.58 - 11.58
                                  2011       2.71        0.00 - 0.90           1.50 - 2.42
                                  2010       3.01        0.00 - 0.90          9.09 - 10.08
                                  2009       4.19               0.90         17.54 - 18.60

  MSF MFS Value Investment        2013       1.69        0.00 - 0.90       (11.63) - 35.73
     Division                     2012       1.92        0.00 - 0.90         15.60 - 16.65
                                  2011       1.56        0.00 - 0.90         (0.05) - 0.85
                                  2010       1.43        0.00 - 0.90         10.43 - 11.42
                                  2009         --        0.45 - 0.90         19.74 - 20.82

  MSF MSCI EAFE Index             2013       3.03        0.00 - 0.90         20.77 - 21.86
     Investment Division          2012       3.07        0.00 - 0.90         17.26 - 18.33
                                  2011       2.43        0.00 - 0.90     (13.28) - (12.50)
                                  2010       2.68        0.00 - 0.90           7.22 - 8.19
                                  2009       4.28        0.45 - 0.90         27.52 - 28.67

  MSF Neuberger Berman            2013       0.76        0.00 - 0.90         37.28 - 38.52
     Genesis Investment Division  2012       0.37        0.00 - 0.90          9.04 - 10.03
                                  2011       0.74        0.00 - 0.90           4.85 - 5.80
                                  2010       0.51        0.00 - 0.90         20.49 - 21.58
                                  2009       1.12               0.90         12.14 - 13.15

               METROPOLITAN LIFE SEPARATE ACCOUNT UL
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8. FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                      AS OF DECEMBER 31
                                         ------------------------------------------
                                                        UNIT VALUE
                                                         LOWEST TO         NET
                                            UNITS       HIGHEST ($)    ASSETS ($)
                                         -----------  ---------------  ------------
  MSF Russell 2000 Index           2013    2,328,388    23.11 - 34.31    72,232,088
     Investment Division           2012    2,492,581    16.83 - 24.76    55,930,600
                                   2011    2,653,125    14.59 - 21.28    51,171,784
                                   2010    2,808,600    15.35 - 22.19    56,596,227
                                   2009    2,972,133    12.21 - 17.49    47,243,288

  MSF T. Rowe Price Large Cap      2013    3,427,787    17.44 - 28.13    80,327,308
     Growth Investment Division    2012    2,902,055    12.65 - 20.21    49,402,465
                                   2011    2,954,760    10.73 - 16.99    42,317,336
                                   2010    3,148,378    10.95 - 17.18    45,775,087
                                   2009    3,409,767     9.44 - 14.68    42,520,597

  MSF T. Rowe Price Small Cap      2013    3,406,451    33.24 - 39.29   125,276,849
     Growth Investment Division    2012    3,660,384    23.20 - 27.18    93,411,008
                                   2011    3,938,724    20.15 - 23.40    86,825,771
                                   2010    4,055,742    19.98 - 22.99    88,004,866
                                   2009    4,272,691    14.95 - 17.11    68,810,021

  MSF Van Eck Global Natural       2013          916           185.99       170,365
     Resources Investment          2012          319           167.46        53,423
     Division                      2011           81           162.89        13,179
     (Commenced 5/2/2011)

  MSF Western Asset Management     2013    1,022,252    22.45 - 39.73    25,366,442
     Strategic Bond Opportunities  2012    1,037,022    22.40 - 39.30    25,456,035
     Investment Division           2011    1,068,823    20.28 - 35.25    23,536,888
                                   2010    1,145,809    19.28 - 33.21    23,786,502
                                   2009    1,115,618    17.25 - 29.46    20,580,082

  MSF Western Asset Management     2013      935,377    15.89 - 24.53    16,494,249
     U.S. Government               2012      936,357    16.15 - 24.71    16,622,548
     Investment Division           2011      957,065    15.77 - 23.91    16,435,798
                                   2010    1,021,769    15.08 - 22.66    16,633,651
                                   2009    1,063,071    14.38 - 21.41    16,359,270

  PIMCO VIT All Asset              2013       72,143            12.81       924,295
     Investment Division           2012       10,325            12.78       131,919
     (Commenced 5/2/2011)          2011        8,649            11.12        96,138

  PIMCO VIT Commodity Real         2013          479            12.08         5,783
     Return Strategy Investment
     Division
     (Commenced 4/29/2013)

  PIMCO VIT Low Duration           2013      126,188            12.44     1,570,296
     Investment Division           2012       79,088            12.46       985,514
     (Commenced 5/4/2009)          2011       80,364            11.77       946,008
                                   2010       65,497            11.64       762,531
                                   2009       66,450            11.06       734,746

  Pioneer VCT Emerging             2013       13,562            19.82       268,749
     Markets Investment Division   2012       33,221            20.26       673,079
                                   2011       22,116            18.14       401,298
                                   2010       41,431            23.75       984,166
                                   2009       37,577            20.55       772,123

                                                  FOR THE YEAR ENDED DECEMBER 31
                                         -------------------------------------------------
                                         INVESTMENT(1)  EXPENSE RATIO(2)   TOTAL RETURN(3)
                                            INCOME          LOWEST TO         LOWEST TO
                                           RATIO (%)       HIGHEST (%)       HIGHEST (%)
                                         -------------  ----------------  ----------------
  MSF Russell 2000 Index           2013       1.53        0.00 - 0.90        37.31 - 38.55
     Investment Division           2012       1.15        0.00 - 0.90        15.30 - 16.35
                                   2011       1.05        0.00 - 0.90      (4.96) - (4.10)
                                   2010       1.10        0.00 - 0.90        25.78 - 26.92
                                   2009       2.05        0.45 - 0.90        24.88 - 26.01

  MSF T. Rowe Price Large Cap      2013       0.25        0.00 - 0.90        37.91 - 39.19
     Growth Investment Division    2012       0.12        0.00 - 0.90        17.90 - 18.97
                                   2011       0.09        0.00 - 0.90      (1.99) - (1.11)
                                   2010       0.27        0.00 - 0.90        16.00 - 17.05
                                   2009       0.63               0.90        42.15 - 43.44

  MSF T. Rowe Price Small Cap      2013       0.34        0.00 - 0.90        43.26 - 44.55
     Growth Investment Division    2012         --        0.00 - 0.90        15.13 - 16.18
                                   2011         --        0.00 - 0.90          0.86 - 1.77
                                   2010         --        0.00 - 0.90        33.69 - 34.90
                                   2009       0.35        0.45 - 0.90        37.72 - 38.97

  MSF Van Eck Global Natural       2013       0.61               0.00                14.17
     Resources Investment          2012         --               0.00                 2.80
     Division                      2011         --               0.00              (22.34)
     (Commenced 5/2/2011)

  MSF Western Asset Management     2013       4.98        0.00 - 0.90          0.19 - 1.09
     Strategic Bond Opportunities  2012       3.61        0.00 - 0.90        10.49 - 11.50
     Investment Division           2011       5.05        0.00 - 0.90          5.19 - 6.14
                                   2010       6.04        0.00 - 0.90        11.72 - 12.73
                                   2009       6.60               0.90        31.04 - 32.22

  MSF Western Asset Management     2013       2.13        0.00 - 0.90      (1.63) - (0.74)
     U.S. Government               2012       2.09        0.00 - 0.90          2.44 - 3.37
     Investment Division           2011       1.49        0.00 - 0.90          4.56 - 5.51
                                   2010       2.70        0.00 - 0.90          4.86 - 5.81
                                   2009       4.49               0.90          3.40 - 4.33

  PIMCO VIT All Asset              2013       9.56               0.00                 0.27
     Investment Division           2012       5.69               0.00                10.96
     (Commenced 5/2/2011)          2011       3.04               0.00               (3.47)

  PIMCO VIT Commodity Real         2013         --               0.00               (7.98)
     Return Strategy Investment
     Division
     (Commenced 4/29/2013)

  PIMCO VIT Low Duration           2013       1.45               0.00                 0.21
     Investment Division           2012       1.91               0.00                 5.86
     (Commenced 5/4/2009)          2011       1.68               0.00                 1.11
                                   2010       1.62               0.00                 5.29
                                   2009       1.55               0.00                10.57

  Pioneer VCT Emerging             2013       0.56               0.00               (2.19)
     Markets Investment Division   2012       0.24               0.00                11.66
                                   2011         --               0.00              (23.62)
                                   2010       0.33               0.00                15.61
                                   2009       0.96               0.00                74.02

              METROPOLITAN LIFE SEPARATE ACCOUNT UL
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONCLUDED)

8. FINANCIAL HIGHLIGHTS -- (CONCLUDED)


                                                     AS OF DECEMBER 31                      FOR THE YEAR ENDED DECEMBER 31
                                         ----------------------------------------  ------------------------------------------------
                                                        UNIT VALUE                 INVESTMENT(1)  EXPENSE RATIO(2)  TOTAL RETURN(3)
                                                         LOWEST TO         NET        INCOME          LOWEST TO        LOWEST TO
                                             UNITS      HIGHEST ($)    ASSETS ($)    RATIO (%)       HIGHEST (%)      HIGHEST (%)
                                         -----------  --------------  -----------  -------------  ----------------  ---------------
  Pioneer VCT Mid Cap Value        2013          828           60.30       49,935       0.48               0.00               33.10
     Investment Division           2012        3,389           45.30      153,545       1.05               0.00               11.11
     (Commenced 4/28/2008 and      2011        3,306           40.77      134,780       0.87               0.00              (5.64)
     began transactions in 2009)   2010        2,302           43.21       99,478       1.08               0.00               18.22
                                   2009          586           36.55       21,403         --               0.00               25.58

  Putnam VT International Value    2013          239           26.91        6,428         --               0.00               22.21
     Investment Division
     (Commenced 4/28/2008 and
     began transactions in 2013)

  Royce Micro-Cap                  2013          374           20.76        7,757       0.01               0.00               20.99
     Investment Division           2012       21,685           17.16      372,006         --               0.00                7.60
     (Commenced 11/10/2008 and     2011       19,473           15.94      310,463       2.46               0.00             (12.10)
     began transactions in 2010)   2010       19,226           18.14      348,709       3.02               0.00               29.96

  Royce Small-Cap                  2013       31,356           21.97      688,929       1.08               0.00               34.75
     Investment Division           2012       33,234           16.30      541,872       0.09               0.00               12.50
     (Commenced 11/10/2008 and     2011       52,075           14.49      754,742       0.36               0.00              (3.28)
     began transactions in 2009)   2010       26,235           14.99      393,142       0.14               0.00               20.52
                                   2009        4,703           12.43       58,471         --               0.00               35.20

  UIF Emerging Markets Debt        2013       35,538           32.64    1,160,019       4.27               0.00              (8.75)
     Investment Division           2012       33,059           35.77    1,182,598       2.41               0.00               17.96
     (Commenced 11/10/2008 and     2011       13,883           30.33      420,998       3.50               0.00                7.03
     began transactions in 2009)   2010          259           28.33        7,343       4.24               0.00                9.74
                                   2009          223           25.82        5,747       2.19               0.00               30.21

  UIF Emerging Markets Equity      2013       83,866           14.74    1,236,458       1.23               0.00              (1.02)
     Investment Division           2012       69,412           14.90    1,033,944         --               0.00               19.95
     (Commenced 11/10/2008 and     2011       43,435           12.42      539,388       0.35               0.00             (18.22)
     began transactions in 2009)   2010       13,018           15.18      197,669       0.57               0.00               19.02
                                   2009          442           12.76        5,643         --               0.00               69.84

  Wells Fargo VT Total Return      2013       16,006           16.11      257,839       1.23               0.00              (1.45)
     Bond Investment Division      2012       29,620           16.51      489,060       1.38               0.00                6.11
                                   2011        8,689           15.56      135,214       2.74               0.00                8.33
                                   2010       75,281           14.37    1,081,415       3.35               0.00                7.04
                                   2009       39,845           13.42      534,737       4.42               0.00               12.00

 1 These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying fund, portfolio, or series, net of management fees assessed by the fund manager, divided by the average net assets, regardless of share class, if any. These ratios exclude those expenses, such as mortality and expense risk charges, that are assessed against policy owner accounts either through reductions in the unit values or the redemption of units. The investment income ratio is calculated for each period indicated or from the effective date through the end of the reporting period. The recognition of investment income by the Investment Division is affected by the timing of the declaration of dividends by the underlying fund, portfolio, or series, in which the Investment Division invests. The investment income ratio is calculated as a weighted average ratio since the Investment Division may invest in two or more share classes, if any, within the underlying fund, portfolio, or series of the Trusts which may have unique investment income ratios.

 2 These amounts represent annualized policy expenses of each of the applicable
   Investment Divisions, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying fund, portfolio, or series have been excluded.

 3 These amounts represent the total return for the period indicated, including changes in the value of the underlying fund, portfolio, or series, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. The total return is presented as a range of minimum to maximum returns, based on the minimum and maximum returns within each product grouping of the applicable Investment
   Division.

Item 8. Financial Statements and Supplementary Data

        Index to Consolidated Financial Statements, Notes and Schedules

                                                                                                    Page
                                                                                                    ----
Report of Independent Registered Public Accounting Firm............................................   2
Financial Statements at December 31, 2013 and 2012 and for the Years Ended December 31, 2013, 2012
  and 2011:
 Consolidated Balance Sheets.......................................................................   3
 Consolidated Statements of Operations.............................................................   4
 Consolidated Statements of Comprehensive Income (Loss)............................................   5
 Consolidated Statements of Equity.................................................................   6
 Consolidated Statements of Cash Flows.............................................................   9
   Notes to the Consolidated Financial Statements..................................................  11
     Note 1 -- Business, Basis of Presentation and Summary of Significant Accounting Policies......  11
     Note 2 -- Segment Information.................................................................  31
     Note 3 -- Discontinued Operations.............................................................  37
     Note 4 -- Insurance...........................................................................  37
     Note 5 -- Deferred Policy Acquisition Costs, Value of Business Acquired and Other Policy-
       Related Intangibles.........................................................................  45
     Note 6 -- Reinsurance.........................................................................  49
     Note 7 -- Closed Block........................................................................  55
     Note 8 -- Investments.........................................................................  59
     Note 9 -- Derivatives.........................................................................  85
     Note 10 -- Fair Value.........................................................................  99
     Note 11 -- Goodwill........................................................................... 129
     Note 12 -- Long-term and Short-term Debt...................................................... 131
     Note 13 -- Equity............................................................................. 134
     Note 14 -- Other Expenses..................................................................... 144
     Note 15 -- Employee Benefit Plans............................................................. 145
     Note 16 -- Income Tax......................................................................... 157
     Note 17 -- Contingencies, Commitments and Guarantees.......................................... 161
     Note 18 -- Quarterly Results of Operations (Unaudited)........................................ 171
     Note 19 -- Related Party Transactions......................................................... 171
     Note 20 -- Subsequent Events.................................................................. 172
Financial Statement Schedules at December 31, 2013 and 2012 and for the Years Ended December 31,
  2013, 2012 and 2011:
 Schedule I -- Consolidated Summary of Investments -- Other Than Investments in Related Parties.... 173
 Schedule III -- Consolidated Supplementary Insurance Information.................................. 174
 Schedule IV -- Consolidated Reinsurance........................................................... 176

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of Metropolitan Life Insurance Company:

We have audited the accompanying consolidated balance sheets of Metropolitan Life Insurance Company and subsidiaries (the "Company") as of December 31, 2013 and 2012, and the related consolidated statements of operations, comprehensive income (loss), equity, and cash flows for each of the three years in the period ended December 31, 2013. Our audits also included the financial statement schedules listed in the Index to Consolidated Financial Statements, Notes and Schedules. These consolidated financial statements and financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on the consolidated financial statements and financial statement schedules based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Metropolitan Life Insurance Company and subsidiaries as of December 31, 2013 and 2012, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2013, in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, such financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

/s/ DELOITTE & TOUCHE LLP

New York, New York
March 27, 2014

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                          Consolidated Balance Sheets
                          December 31, 2013 and 2012

                (In millions, except share and per share data)

                                                                                     2013         2012
                                                                                 ------------ ------------
Assets
Investments:
 Fixed maturity securities available-for-sale, at estimated fair value
   (amortized cost: $165,371 and $164,757, respectively; includes $157 and
   $170, respectively, relating to variable interest entities).................. $    173,746 $    183,676
 Equity securities available-for-sale, at estimated fair value (cost: $1,813
   and $1,541, respectively)....................................................        1,892        1,499
 Trading and fair value option securities, at estimated fair value (includes
   $662 and $659, respectively, of actively traded securities; and $23 and $41,
   respectively, relating to variable interest entities)........................          723          752
 Mortgage loans (net of valuation allowances of $272 and $304, respectively;
   includes $338 and $0, respectively, under the fair value option).............       46,024       44,657
 Policy loans...................................................................        8,421        8,364
 Real estate and real estate joint ventures (includes $1,141 and $10, respectively, relating to variable interest entities; includes $40 and $1,
   respectively, of real estate held-for-sale)..................................        7,798        6,837
 Other limited partnership interests (includes $53 and $165, respectively,
   relating to variable interest entities)......................................        4,716        4,508
 Short-term investments, principally at estimated fair value....................        5,962        6,881
 Other invested assets, principally at estimated fair value (includes $78 and
   $81, respectively, relating to variable interest entities)...................       10,589       12,479
                                                                                 ------------ ------------
   Total investments............................................................      259,871      269,653
Cash and cash equivalents, principally at estimated fair value (includes $21
 and $31, respectively, relating to variable interest entities).................        1,098        1,401
Accrued investment income (includes $2 and $2, respectively, relating to
 variable interest entities)....................................................        2,249        2,242
Premiums, reinsurance and other receivables (includes $7 and $4, respectively,
 relating to variable interest entities)........................................       23,637       24,721
Deferred policy acquisition costs and value of business acquired................        6,416        5,832
Other assets (includes $24 and $4, respectively, relating to variable interest
 entities)......................................................................        4,716        4,444
Separate account assets.........................................................      134,796      120,971
                                                                                 ------------ ------------
   Total assets................................................................. $    432,783 $    429,264
                                                                                 ============ ============
Liabilities and Equity
Liabilities
Future policy benefits.......................................................... $    111,963 $    113,986
Policyholder account balances...................................................       92,498       94,716
Other policy-related balances...................................................        5,671        5,663
Policyholder dividends payable..................................................          601          610
Policyholder dividend obligation................................................        1,771        3,828
Payables for collateral under securities loaned and other transactions..........       21,096       22,461
Short-term debt.................................................................          175          100
Long-term debt (includes $520 and $124, respectively, at estimated fair value,
 relating to variable interest entities)........................................        2,828        2,345
Current income tax payable......................................................          365          161
Deferred income tax liability (includes $1 and $2, respectively, at estimated
 fair value, relating to variable interest entities)............................        1,785        3,036
Other liabilities (includes $31 and $22, respectively, relating to variable
 interest entities).............................................................       32,180       33,941
Separate account liabilities....................................................      134,796      120,971
                                                                                 ------------ ------------
   Total liabilities............................................................      405,729      401,818
                                                                                 ------------ ------------
Contingencies, Commitments and Guarantees (Note 17)
Redeemable noncontrolling interests.............................................          774           --
                                                                                 ------------ ------------
Equity
Metropolitan Life Insurance Company stockholder's equity:
 Common stock, par value $0.01 per share; 1,000,000,000 shares authorized;
   494,466,664 shares issued and outstanding at December 31, 2013 and 2012......            5            5
 Additional paid-in capital.....................................................       14,515       14,510
 Retained earnings..............................................................        9,352        8,631
 Accumulated other comprehensive income (loss)..................................        2,158        4,008
                                                                                 ------------ ------------
   Total Metropolitan Life Insurance Company stockholder's equity...............       26,030       27,154
Noncontrolling interests........................................................          250          292
                                                                                 ------------ ------------
   Total equity.................................................................       26,280       27,446
                                                                                 ------------ ------------
   Total liabilities and equity................................................. $    432,783 $    429,264
                                                                                 ============ ============

       See accompanying notes to the consolidated financial statements.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                     Consolidated Statements of Operations
             For the Years Ended December 31, 2013, 2012 and 2011

                                 (In millions)

                                                                     2013       2012       2011
                                                                  ---------- ---------- ----------
Revenues
Premiums......................................................... $   20,475 $   19,880 $   18,288
Universal life and investment-type product policy fees...........      2,363      2,239      2,202
Net investment income............................................     11,785     11,852     11,615
Other revenues...................................................      1,699      1,730      1,808
Net investment gains (losses):
 Other-than-temporary impairments on fixed maturity
   securities....................................................       (81)      (214)      (244)
 Other-than-temporary impairments on fixed maturity securities
   transferred to other comprehensive income (loss)..............       (47)         22         17
 Other net investment gains (losses).............................        176      (138)        359
                                                                  ---------- ---------- ----------
   Total net investment gains (losses)...........................         48      (330)        132
 Net derivative gains (losses)...................................    (1,070)        675      1,578
                                                                  ---------- ---------- ----------
     Total revenues..............................................     35,300     36,046     35,623
                                                                  ---------- ---------- ----------
Expenses
Policyholder benefits and claims.................................     23,032     22,269     20,681
Interest credited to policyholder account balances...............      2,253      2,390      2,372
Policyholder dividends...........................................      1,205      1,295      1,355
Other expenses...................................................      5,988      6,394      6,471
                                                                  ---------- ---------- ----------
     Total expenses..............................................     32,478     32,348     30,879
                                                                  ---------- ---------- ----------
Income (loss) from continuing operations before provision for
  income tax.....................................................      2,822      3,698      4,744
Provision for income tax expense (benefit).......................        681      1,055      1,460
                                                                  ---------- ---------- ----------
Income (loss) from continuing operations, net of income tax......      2,141      2,643      3,284
Income (loss) from discontinued operations, net of income tax....          1         40         61
                                                                  ---------- ---------- ----------
Net income (loss)................................................      2,142      2,683      3,345
Less: Net income (loss) attributable to noncontrolling interests.        (7)          2        (8)
                                                                  ---------- ---------- ----------
Net income (loss) attributable to Metropolitan Life Insurance
  Company........................................................ $    2,149 $    2,681 $    3,353
                                                                  ========== ========== ==========



       See accompanying notes to the consolidated financial statements.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

            Consolidated Statements of Comprehensive Income (Loss)
             For the Years Ended December 31, 2013, 2012 and 2011

                                 (In millions)

                                                                        2013      2012       2011
                                                                      -------- ---------- ----------
Net income (loss) attributable to Metropolitan Life Insurance
  Company............................................................ $  2,149 $    2,681 $    3,353
Net income (loss) attributable to noncontrolling interests...........      (7)          2        (8)
                                                                      -------- ---------- ----------
Net income (loss)....................................................    2,142      2,683      3,345
Other comprehensive income (loss):
 Unrealized investment gains (losses), net of related offsets........  (3,337)      2,502      2,567
 Unrealized gains (losses) on derivatives............................    (691)      (241)      1,203
 Foreign currency translation adjustments............................       22       (30)          6
 Defined benefit plans adjustment....................................    1,191      (766)      (671)
                                                                      -------- ---------- ----------
Other comprehensive income (loss), before income tax.................  (2,815)      1,465      3,105
Income tax (expense) benefit related to items of other comprehensive
  income (loss)......................................................      965      (511)    (1,074)
                                                                      -------- ---------- ----------
Other comprehensive income (loss), net of income tax.................  (1,850)        954      2,031
                                                                      -------- ---------- ----------
Comprehensive income (loss)..........................................      292      3,637      5,376
Less: Comprehensive income (loss) attributable to noncontrolling
  interest, net of income tax........................................      (7)          2        (8)
                                                                      -------- ---------- ----------
Comprehensive income (loss) attributable to Metropolitan Life
  Insurance Company.................................................. $    299 $    3,635 $    5,384
                                                                      ======== ========== ==========





       See accompanying notes to the consolidated financial statements.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                       Consolidated Statements of Equity
                     For the Year Ended December 31, 2013

                                 (In millions)

                                                                        Accumulated Other Comprehensive Income (Loss)
                                                                    ------------------------------------------------------
                                                                          Net                      Foreign      Defined
                                           Additional                 Unrealized    Other-Than-    Currency     Benefit
                                 Common     Paid-in      Retained     Investment     Temporary   Translation     Plans
                                 Stock      Capital     Earnings     Gains (Losses)  Impairments  Adjustments  Adjustment
                                -------- ------------- ------------ --------------- ------------ ------------ ------------
Balance at December 31, 2012... $      5 $      14,510 $      8,631  $      6,497    $   (158)    $      18   $    (2,349)
Capital contributions from
 MetLife, Inc. (Note 13).......                      3
Excess tax benefits related to
 stock-based compensation......                      2
Dividends on common stock......                             (1,428)
Change in equity of
 noncontrolling interests......
Net income (loss)..............                               2,149
Other comprehensive income
 (loss), net of income tax.....                                           (2,700)           65           13            772
                                -------- ------------- ------------  ------------    ---------    ---------   ------------
Balance at December 31, 2013... $      5 $      14,515 $      9,352  $      3,797    $    (93)    $      31   $    (1,577)
                                ======== ============= ============  ============    =========    =========   ============


                                        Total
                                  Metropolitan Life
                                  Insurance Company    Noncontrolling     Total
                                 Stockholder's Equity    Interests        Equity
                                --------------------- --------------- -------------
Balance at December 31, 2012...     $      27,154       $      292    $      27,446
Capital contributions from
 MetLife, Inc. (Note 13).......                 3                                 3
Excess tax benefits related to
 stock-based compensation......                 2                                 2
Dividends on common stock......           (1,428)                           (1,428)
Change in equity of
 noncontrolling interests......                               (35)             (35)
Net income (loss)..............             2,149              (7)            2,142
Other comprehensive income
 (loss), net of income tax.....           (1,850)                           (1,850)
                                    -------------       ----------    -------------
Balance at December 31, 2013...     $      26,030       $      250    $      26,280
                                    =============       ==========    =============




       See accompanying notes to the consolidated financial statements.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Consolidated Statements of Equity -- (Continued)
                     For the Year Ended December 31, 2012

                                 (In millions)


                                                                              Accumulated Other Comprehensive Income (Loss)
                                                                          -----------------------------------------------------
                                                                                Net                      Foreign      Defined
                                                     Additional             Unrealized    Other-Than-    Currency     Benefit
                                             Common   Paid-in   Retained    Investment     Temporary   Translation     Plans
                                             Stock    Capital    Earnings  Gains (Losses)  Impairments  Adjustments  Adjustment
                                            ------- ----------- --------- --------------- ------------ ------------ -----------
Balance at December 31, 2011...............  $  5    $  14,506  $  6,973     $  5,185       $  (317)      $  37     $  (1,851)
Capital contributions from MetLife, Inc.
 (Note 13).................................                  3
Excess tax benefits related to stock-based
 compensation..............................                  1
Dividends on common stock..................                      (1,023)
Change in equity of noncontrolling
 interests.................................
Net income (loss)..........................                        2,681
Other comprehensive income (loss), net of
 income tax................................                                     1,312            159       (19)          (498)
                                             ----    ---------  --------     --------       --------      -----     ----------
Balance at December 31, 2012...............  $  5    $  14,510  $  8,631     $  6,497       $  (158)      $  18     $  (2,349)
                                             ====    =========  ========     ========       ========      =====     ==========


                                                    Total
                                              Metropolitan Life
                                              Insurance Company    Noncontrolling   Total
                                             Stockholder's Equity    Interests      Equity
                                            --------------------- --------------- ---------
Balance at December 31, 2011...............       $  24,538           $  182      $  24,720
Capital contributions from MetLife, Inc.
 (Note 13).................................               3                               3
Excess tax benefits related to stock-based
 compensation..............................               1                               1
Dividends on common stock..................         (1,023)                         (1,023)
Change in equity of noncontrolling
 interests.................................                              108            108
Net income (loss)..........................           2,681                2          2,683
Other comprehensive income (loss), net of
 income tax................................             954                             954
                                                  ---------           ------      ---------
Balance at December 31, 2012...............       $  27,154           $  292      $  27,446
                                                  =========           ======      =========



       See accompanying notes to the consolidated financial statements.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Consolidated Statements of Equity -- (Continued)
                     For the Year Ended December 31, 2011

                                 (In millions)


                                                                              Accumulated Other Comprehensive Income (Loss)
                                                                          -----------------------------------------------------

                                                                                Net                      Foreign      Defined
                                                     Additional             Unrealized    Other-Than-    Currency     Benefit
                                             Common   Paid-in   Retained    Investment     Temporary   Translation     Plans
                                             Stock    Capital    Earnings  Gains (Losses)  Impairments  Adjustments  Adjustment
                                            ------- ----------- --------- --------------- ------------ ------------ -----------
Balance at December 31, 2010...............  $  5    $  14,445  $  4,941     $  2,672       $  (254)      $  34     $  (1,429)
Capital contributions from MetLife, Inc.
 (Note 13).................................                 50
Excess tax benefits related to stock-based
 compensation..............................                 11
Dividends on common stock..................                      (1,321)
Change in equity of noncontrolling
 interests.................................
Net income (loss)..........................                        3,353
Other comprehensive income (loss), net of
 income tax................................                                     2,513           (63)          3          (422)
                                             ----    ---------  --------     --------       --------      -----     ----------
Balance at December 31, 2011...............  $  5    $  14,506  $  6,973     $  5,185       $  (317)      $  37     $  (1,851)
                                             ====    =========  ========     ========       ========      =====     ==========


                                                    Total
                                                Metropolitan
                                               Life Insurance         Non
                                                   Company         controlling   Total
                                             Stockholder's Equity  Interests     Equity
                                            --------------------- ------------ ---------
Balance at December 31, 2010...............       $  20,414          $  148    $  20,562
Capital contributions from MetLife, Inc.
 (Note 13).................................              50                           50
Excess tax benefits related to stock-based
 compensation..............................              11                           11
Dividends on common stock..................         (1,321)                      (1,321)
Change in equity of noncontrolling
 interests.................................                              42           42
Net income (loss)..........................           3,353             (8)        3,345
Other comprehensive income (loss), net of
 income tax................................           2,031                        2,031
                                                  ---------          ------    ---------
Balance at December 31, 2011...............       $  24,538          $  182    $  24,720
                                                  =========          ======    =========



       See accompanying notes to the consolidated financial statements.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                     Consolidated Statements of Cash Flows
             For the Years Ended December 31, 2013, 2012 and 2011

                                 (In millions)

                                                                                    2013       2012        2011
                                                                                 ---------- ----------- ----------
Cash flows from operating activities
Net income (loss)............................................................... $    2,142 $     2,683 $    3,345
Adjustments to reconcile net income (loss) to net cash provided by (used in)
 operating activities:
 Depreciation and amortization expenses.........................................        429         416        407
 Amortization of premiums and accretion of discounts associated with
   investments, net.............................................................      (738)       (698)      (683)
 (Gains) losses on investments and derivatives and from sales of businesses, net      1,112       (188)    (1,735)
 (Income) loss from equity method investments, net of dividends or distributions        195          42        269
 Interest credited to policyholder account balances.............................      2,253       2,390      2,372
 Universal life and investment-type product policy fees.........................    (2,363)     (2,239)    (2,202)
 Change in trading and fair value option securities.............................         25       (100)         20
 Change in accrued investment income............................................        108          22         14
 Change in premiums, reinsurance and other receivables..........................      (368)       (422)      (208)
 Change in deferred policy acquisition costs and value of business acquired, net       (82)         359        150
 Change in income tax...........................................................        334        (28)        527
 Change in other assets.........................................................        471         361        767
 Change in insurance-related liabilities and policy-related balances............      3,032       1,915      2,587
 Change in other liabilities....................................................      (381)         170        726
 Other, net.....................................................................      (109)       (147)      (125)
                                                                                 ---------- ----------- ----------
Net cash provided by (used in) operating activities.............................      6,060       4,536      6,231
                                                                                 ---------- ----------- ----------
Cash flows from investing activities
Sales, maturities and repayments of:
 Fixed maturity securities......................................................     71,396      52,889     53,325
 Equity securities..............................................................        206         245        816
 Mortgage loans.................................................................     10,655       8,668      8,152
 Real estate and real estate joint ventures.....................................         87         721      1,058
 Other limited partnership interests............................................        449         585        754
Purchases of:
 Fixed maturity securities......................................................   (70,760)    (62,136)   (54,038)
 Equity securities..............................................................      (461)       (393)      (278)
 Mortgage loans.................................................................   (12,032)     (9,448)   (10,443)
 Real estate and real estate joint ventures.....................................    (1,427)     (1,447)      (980)
 Other limited partnership interests............................................      (675)       (660)      (658)
Cash received in connection with freestanding derivatives.......................        560         634      1,011
Cash paid in connection with freestanding derivatives...........................    (1,171)       (443)      (695)
Issuances of loans to affiliates................................................         --          --      (525)
Net change in policy loans......................................................       (57)        (50)       (44)
Net change in short-term investments............................................        900       (567)    (3,816)
Net change in other invested assets.............................................      (460)       (791)      (562)
Net change in property, equipment and leasehold improvements....................       (76)        (71)      (104)
Other, net......................................................................         --          --          7
                                                                                 ---------- ----------- ----------
Net cash provided by (used in) investing activities............................. $  (2,866) $  (12,264) $  (7,020)
                                                                                 ---------- ----------- ----------



       See accompanying notes to the consolidated financial statements.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

             Consolidated Statements of Cash Flows -- (Continued)
             For the Years Ended December 31, 2013, 2012 and 2011

                                 (In millions)

                                                                                         2013        2012        2011
                                                                                      ----------- ----------- -----------
Cash flows from financing activities
Policyholder account balances:
  Deposits........................................................................... $    50,018 $    61,647 $    55,586
  Withdrawals........................................................................    (52,020)    (56,373)    (57,078)
Net change in payables for collateral under securities loaned and other transactions.     (1,365)       2,181       3,266
Net change in short-term debt........................................................          75         (1)         (1)
Long-term debt issued................................................................         481          79         110
Long-term debt repaid................................................................        (27)        (81)     (1,411)
Cash received in connection with redeemable noncontrolling interests.................         774          --          --
Dividends on common stock............................................................     (1,428)     (1,023)     (1,151)
Capital contribution.................................................................          --          --          47
Other, net...........................................................................         (5)         611          25
                                                                                      ----------- ----------- -----------
Net cash provided by (used in) financing activities..................................     (3,497)       7,040       (607)
                                                                                      ----------- ----------- -----------
Change in cash and cash equivalents..................................................       (303)       (688)     (1,396)
Cash and cash equivalents, beginning of year.........................................       1,401       2,089       3,485
                                                                                      ----------- ----------- -----------
Cash and cash equivalents, end of year............................................... $     1,098 $     1,401 $     2,089
                                                                                      =========== =========== ===========
Supplemental disclosures of cash flow information:
Net cash paid (received) for:
  Interest........................................................................... $       152 $       151 $       196
                                                                                      =========== =========== ===========
  Income tax......................................................................... $       822 $       842 $       701
                                                                                      =========== =========== ===========
Non-cash transactions:
  Capital contributions from MetLife, Inc............................................ $         3 $         3 $         3
                                                                                      =========== =========== ===========
  Dividends to MetLife, Inc.......................................................... $        -- $        -- $       170
                                                                                      =========== =========== ===========
  Real estate and real estate joint ventures acquired in satisfaction of debt........ $        18 $       264 $       151
                                                                                      =========== =========== ===========




       See accompanying notes to the consolidated financial statements.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                Notes to the Consolidated Financial Statements

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies

Business

  Metropolitan Life Insurance Company and its subsidiaries (collectively, "MLIC" or the "Company") is a leading provider of insurance, annuities and employee benefit programs throughout the United States. The Company offers life insurance and annuities to individuals, as well as group insurance and retirement & savings products and services to corporations and other institutions. Metropolitan Life Insurance Company is a wholly-owned subsidiary of MetLife, Inc.

  The Company is organized into three segments: Retail; Group, Voluntary & Worksite Benefits; and Corporate Benefit Funding.

Basis of Presentation

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported in the consolidated financial statements. In applying these policies and estimates, management makes subjective and complex judgments that frequently require assumptions about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company's business and operations. Actual results could differ from estimates.

 Consolidation

   The accompanying consolidated financial statements include the accounts of Metropolitan Life Insurance Company and its subsidiaries, as well as partnerships and joint ventures in which the Company has control, and variable interest entities ("VIEs") for which the Company is the primary beneficiary. Intercompany accounts and transactions have been eliminated.

   Since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity.

 Discontinued Operations

   The results of operations of a component of the Company that has either been disposed of or is classified as held-for-sale are reported in discontinued operations if certain criteria are met. In order to qualify for a discontinued operation, the operations and cash flows of the component have been or will be eliminated from the ongoing operations of the Company, and the Company will not have any significant continuing involvement in the operations of the component after the disposal transaction.

 Separate Accounts

   Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. The Company reports separately, as assets and liabilities, investments held in separate accounts and liabilities of the separate accounts if:

    .  such separate accounts are legally recognized;

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

    . assets supporting the contract liabilities are legally insulated from the Company's general account liabilities;
    . investments are directed by the contractholder; and . all investment performance, net of contract fees and assessments, is passed through to the contractholder.

   The Company reports separate account assets at their fair value, which is based on the estimated fair values of the underlying assets comprising the individual separate account portfolios. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such separate accounts are offset within the same line in the statements of operations. Separate accounts credited with a contractual investment return are combined on a line-by-line basis with the Company's general account assets, liabilities, revenues and expenses and the accounting for these investments is consistent with the methodologies described herein for similar financial instruments held within the general account.

   The Company's revenues reflect fees charged to the separate accounts, including mortality charges, risk charges, policy administration fees, investment management fees and surrender charges. Such fees are included in universal life and investment-type product policy fees in the statements of operations.

 Reclassifications

   Certain amounts in the prior years' consolidated financial statements and related footnotes thereto have been reclassified to conform with the current year presentation as discussed throughout the Notes to the Consolidated Financial Statements.

Summary of Significant Accounting Policies

  The following are the Company's significant accounting policies with references to notes providing additional information on such policies and critical accounting estimates relating to such policies.

--------------------------------------------------------------------------------------------------------
Accounting Policy                                                                                   Note
--------------------------------------------------------------------------------------------------------
Insurance                                                                                              4
--------------------------------------------------------------------------------------------------------
Deferred Policy Acquisition Costs, Value of Business Acquired and Other Policy-Related Intangibles     5
--------------------------------------------------------------------------------------------------------
Reinsurance                                                                                            6
--------------------------------------------------------------------------------------------------------
Investments                                                                                            8
--------------------------------------------------------------------------------------------------------
Derivatives                                                                                            9
--------------------------------------------------------------------------------------------------------
Fair Value                                                                                            10
--------------------------------------------------------------------------------------------------------
Goodwill                                                                                              11
--------------------------------------------------------------------------------------------------------
Employee Benefit Plans                                                                                15
--------------------------------------------------------------------------------------------------------
Income Tax                                                                                            16
--------------------------------------------------------------------------------------------------------
Litigation Contingencies                                                                              17
--------------------------------------------------------------------------------------------------------

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


 Insurance

  Future Policy Benefit Liabilities and Policyholder Account Balances

    The Company establishes liabilities for amounts payable under insurance policies. Generally, amounts are payable over an extended period of time and related liabilities are calculated as the present value of future expected benefits to be paid reduced by the present value of future expected premiums. Such liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, morbidity, policy lapse, renewal, retirement, disability incidence, disability terminations, investment returns, inflation, expenses and other contingent events as appropriate to the respective product type. These assumptions are established at the time the policy is issued and are intended to estimate the experience for the period the policy benefits are payable. Utilizing these assumptions, liabilities are established on a block of business basis. For long duration insurance contracts, assumptions such as mortality, morbidity and interest rates are "locked in" upon the issuance of new business. However, significant adverse changes in experience on such contracts may require the establishment of premium deficiency reserves. Such reserves are determined based on the then current assumptions and do not include a provision for adverse deviation.

    Premium deficiency reserves may also be established for short duration contracts to provide for expected future losses. These reserves are based on actuarial estimates of the amount of loss inherent in that period, including losses incurred for which claims have not been reported. The provisions for unreported claims are calculated using studies that measure the historical length of time between the incurred date of a claim and its eventual reporting to the Company. Anticipated investment income is considered in the calculation of premium deficiency losses for short duration contracts.

    Liabilities for universal and variable life secondary guarantees and paid-up guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the accumulation period based on total expected assessments. The assumptions used in estimating the secondary and paid-up guarantee liabilities are consistent with those used for amortizing deferred policy acquisition costs ("DAC"), and are thus subject to the same variability and risk as further discussed herein. The assumptions of investment performance and volatility for variable products are consistent with historical experience of appropriate underlying equity indices, such as the Standard & Poor's Ratings Services ("S&P") 500 Index. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

    The Company regularly reviews its estimates of liabilities for future policy benefits and compares them with its actual experience. Differences result in changes to the liability balances with related charges or credits to benefit expenses in the period in which the changes occur.

    Policyholder account balances ("PABs") relate to contract or contract features where the Company has no significant insurance risk.

    The Company issues certain variable annuity products with guaranteed minimum benefits that provide the policyholder a minimum return based on their initial deposit (i.e., the benefit base) less withdrawals. These guarantees are accounted for as insurance liabilities or as embedded derivatives depending on how and when

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

  the benefit is paid. Specifically, a guarantee is accounted for as an embedded derivative if a guarantee is paid without requiring (i) the occurrence of specific insurable event, or (ii) the policyholder to annuitize. Alternatively, a guarantee is accounted for as an insurance liability if the guarantee is paid only upon either (i) the occurrence of a specific insurable event, or (ii) annuitization. In certain cases, a guarantee may have elements of both an insurance liability and an embedded derivative and in such cases the guarantee is split and accounted for under both models.

    Guarantees accounted for as insurance liabilities in future policy benefits include guaranteed minimum death benefits ("GMDBs"), the portion of guaranteed minimum income benefits ("GMIBs") that require annuitization, and the life-contingent portion of guaranteed minimum withdrawal benefits ("GMWBs").

    Guarantees accounted for as embedded derivatives in PABs include the non life-contingent portion of GMWBs, guaranteed minimum accumulation benefits ("GMABs") and the portion of GMIBs that do not require annuitization. At inception, the Company attributes to the embedded derivative a portion of the projected future guarantee fees to be collected from the policyholder equal to the present value of projected future guaranteed benefits. Any additional fees represent "excess" fees and are reported in universal life and investment-type product policy fees.

  Other Policy-Related Balances

    Other policy-related balances include policy and contract claims, unearned revenue liabilities, premiums received in advance, policyholder dividends due and unpaid and policyholder dividends left on deposit.

    The liability for policy and contract claims generally relates to incurred but not reported death, disability, long-term care ("LTC") and dental claims, as well as claims which have been reported but not yet settled. The liability for these claims is based on the Company's estimated ultimate cost of settling all claims. The Company derives estimates for the development of incurred but not reported claims principally from analyses of historical patterns of claims by business line. The methods used to determine these estimates are continually reviewed. Adjustments resulting from this continuous review process and differences between estimates and payments for claims are recognized in policyholder benefits and claims expense in the period in which the estimates are changed or payments are made.

    The unearned revenue liability relates to universal life-type and investment-type products and represents policy charges for services to be provided in future periods. The charges are deferred as unearned revenue and amortized using the product's estimated gross profits and margins, similar to DAC as discussed further herein. Such amortization is recorded in universal life and investment-type product policy fees.

    The Company accounts for the prepayment of premiums on its individual life, group life and health contracts as premium received in advance and applies the cash received to premiums when due.

  Recognition of Insurance Revenues and Deposits

    Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due from policyholders. Policyholder benefits and expenses are provided to recognize profits over the estimated lives of the insurance policies. When premiums are due over a significantly shorter period than the

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

  period over which benefits are provided, any excess profit is deferred and recognized into earnings in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

    Premiums related to non-medical health and disability contracts are recognized on a pro rata basis over the applicable contract term.

    Deposits related to universal life-type and investment-type products are credited to PABs. Revenues from such contracts consist of fees for mortality, policy administration and surrender charges and are recorded in universal life and investment-type product policy fees in the period in which services are provided. Amounts that are charged to earnings include interest credited and benefit claims incurred in excess of related PABs.

    Premiums, policy fees, policyholder benefits and expenses are presented net of reinsurance.

 Deferred Policy Acquisition Costs, Value of Business Acquired and Other Policy-Related Intangibles

   The Company incurs significant costs in connection with acquiring new and renewal insurance business. Costs that are related directly to the successful acquisition or renewal of insurance contracts are capitalized as DAC. Such costs include:

    .  incremental direct costs of contract acquisition, such as commissions;
    . the portion of an employee's total compensation and benefits related to time spent selling, underwriting or processing the issuance of new and renewal insurance business only with respect to actual policies acquired or renewed; and
    . other essential direct costs that would not have been incurred had a policy not been acquired or renewed.

   All other acquisition-related costs, including those related to general advertising and solicitation, market research, agent training, product development, unsuccessful sales and underwriting efforts, as well as all indirect costs, are expensed as incurred.

   Value of business acquired ("VOBA") is an intangible asset resulting from a business combination that represents the excess of book value over the estimated fair value of acquired insurance, annuity, and investment-type contracts in-force at the acquisition date. The estimated fair value of the acquired liabilities is based on projections, by each block of business, of future policy and contract charges, premiums, mortality and morbidity, separate account performance, surrenders, operating expenses, investment returns, nonperformance risk adjustment and other factors. Actual experience on the purchased business may vary from these projections.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


  DAC and VOBA are amortized as follows:

 -----------------------------------------------------------------------------
 Products:                              In proportion to the following over
                                        estimated lives of the contracts:
 -----------------------------------------------------------------------------
 .  Nonparticipating and                Historic actual and expected future
    non-dividend-paying traditional     gross premiums.
    contracts:
 .  Term insurance
 .  Nonparticipating whole life
    insurance
 .  Traditional group life insurance
 .  Non-medical health insurance
 -----------------------------------------------------------------------------
 .  Participating, dividend-paying      Actual and expected future gross
    traditional contracts               margins.
 -----------------------------------------------------------------------------
 .  Fixed and variable universal life   Actual and expected future gross
    contracts                           profits.
 .  Fixed and variable deferred
    annuity contracts
 -----------------------------------------------------------------------------

   See Note 5 for additional information on DAC and VOBA amortization.

   The recovery of DAC and VOBA is dependent upon the future profitability of the related business. DAC and VOBA are aggregated in the financial statements for reporting purposes.

   The Company generally has two different types of sales inducements which are included in other assets: (i) the policyholder receives a bonus whereby the policyholder's initial account balance is increased by an amount equal to a specified percentage of the customer's deposit; and (ii) the policyholder receives a higher interest rate using a dollar cost averaging method than would have been received based on the normal general account interest rate credited. The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC. The amortization of sales inducements is included in policyholder benefits and claims. Each year, or more frequently if circumstances indicate a potential recoverability issue exists, the Company reviews deferred sales inducements to determine the recoverability of the asset.

   Value of distribution agreements acquired ("VODA") is reported in other assets and represents the present value of expected future profits associated with the expected future business derived from the distribution agreements acquired as part of a business combination. Value of customer relationships acquired ("VOCRA") is also reported in other assets and represents the present value of the expected future profits associated with the expected future business acquired through existing customers of the acquired company or business. The VODA and VOCRA associated with past business combinations are amortized over useful lives ranging from 10 to 30 years and such amortization is included in other expenses. Each year, or more frequently if circumstances indicate a possible impairment exists, the Company reviews VODA and VOCRA to determine whether the asset is impaired.

 Reinsurance

   For each of its reinsurance agreements, the Company determines whether the agreement provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. Cessions under reinsurance agreements do not discharge the Company's obligations as the primary

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

 insurer. The Company reviews all contractual features, including those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.

   For reinsurance of existing in-force blocks of long-duration contracts that transfer significant insurance risk, the difference, if any, between the amounts paid (received), and the liabilities ceded (assumed) related to the underlying contracts is considered the net cost of reinsurance at the inception of the reinsurance agreement. The net cost of reinsurance is recorded as an adjustment to DAC when there is a gain at inception on the ceding entity and to other liabilities when there is a loss at inception. The net cost of reinsurance is recognized as a component of other expenses when there is a gain at inception and as policyholder benefits and claims when there is a loss and is subsequently amortized on a basis consistent with the methodology used for amortizing DAC related to the underlying reinsured contracts. Subsequent amounts paid (received) on the reinsurance of in-force blocks, as well as amounts paid (received) related to new business, are recorded as ceded (assumed) premiums; and ceded (assumed) premiums reinsurance and other receivables (future policy benefits) are established.

   For prospective reinsurance of short-duration contracts that meet the criteria for reinsurance accounting, amounts paid (received) are recorded as ceded (assumed) premiums and ceded (assumed) unearned premiums. Unearned premiums are reflected as a component of premiums, reinsurance and other receivables (future policy benefits). Such amounts are amortized through earned premiums over the remaining contract period in proportion to the amount of insurance protection provided. For retroactive reinsurance of short-duration contracts that meet the criteria of reinsurance accounting, amounts paid (received) in excess of the related insurance liabilities ceded (assumed) are recognized immediately as a loss and are reported in the appropriate line item within the statement of operations. Any gain on such retroactive agreement is deferred and is amortized as part of DAC, primarily using the recovery method.

   Amounts currently recoverable under reinsurance agreements are included in premiums, reinsurance and other receivables and amounts currently payable are included in other liabilities. Assets and liabilities relating to reinsurance agreements with the same reinsurer may be recorded net on the balance sheet, if a right of offset exists within the reinsurance agreement. In the event that reinsurers do not meet their obligations to the Company under the terms of the reinsurance agreements, reinsurance recoverable balances could become uncollectible. In such instances, reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance.

   The funds withheld liability represents amounts withheld by the Company in accordance with the terms of the reinsurance agreements. The Company withholds the funds rather than transferring the underlying investments and, as a result, records funds withheld liability within other liabilities. The Company recognizes interest on funds withheld, included in other expenses, at rates defined by the terms of the agreement which may be contractually specified or directly related to the investment portfolio.

   Premiums, fees and policyholder benefits and claims include amounts assumed under reinsurance agreements and are net of reinsurance ceded. Amounts received from reinsurers for policy administration are reported in other revenues. With respect to GMIBs, a portion of the directly written GMIBs are accounted for as insurance liabilities, but the associated reinsurance agreements contain embedded derivatives. These embedded derivatives are included in premiums, reinsurance and other receivables with changes in estimated fair value reported in net derivative gains (losses).

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


   If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. Deposits received are included in other liabilities and deposits made are included within premiums, reinsurance and other receivables. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other revenues or other expenses, as appropriate. Periodically, the Company evaluates the adequacy of the expected payments or recoveries and adjusts the deposit asset or liability through other revenues or other expenses, as appropriate.

 Investments

  Net Investment Income and Net Investment Gains (Losses)

    Income on investments is reported within net investment income, unless otherwise stated herein. Gains and losses on sales of investments, impairment losses and changes in valuation allowances are reported within net investment gains (losses), unless otherwise stated herein.

  Fixed Maturity and Equity Securities

    The majority of the Company's fixed maturity and equity securities are classified as available-for-sale ("AFS") and are reported at their estimated fair value. Unrealized investment gains and losses on these securities are recorded as a separate component of other comprehensive income (loss) ("OCI"), net of policyholder-related amounts and deferred income taxes. All security transactions are recorded on a trade date basis. Investment gains and losses on sales are determined on a specific identification basis.

    Interest income on fixed maturity securities is recognized when earned using an effective yield method giving effect to amortization of premiums and accretion of discounts. Prepayment fees are recognized when earned. Dividends on equity securities are recognized when declared.

    The Company periodically evaluates fixed maturity and equity securities for impairment. The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in estimated fair value, as well as an analysis of the gross unrealized losses by severity and/or age as described in Note 8 "-- Evaluation of AFS Securities for OTTI and Evaluating Temporarily Impaired AFS Securities."

    For fixed maturity securities in an unrealized loss position, an other-than-temporary impairment ("OTTI") is recognized in earnings when it is anticipated that the amortized cost will not be recovered. When either:
  (i) the Company has the intent to sell the security; or (ii) it is more likely than not that the Company will be required to sell the security before recovery, the OTTI recognized in earnings is the entire difference between the security's amortized cost and estimated fair value. If neither of these conditions exist, the difference between the amortized cost of the security and the present value of projected future cash flows expected to be collected is recognized as an OTTI in earnings ("credit loss"). If the estimated fair value is less than the present value of projected future cash flows expected to be collected, this portion of OTTI related to other-than-credit factors ("noncredit loss") is recorded in OCI.

    With respect to equity securities, the Company considers in its OTTI analysis its intent and ability to hold a particular equity security for a period of time sufficient to allow for the recovery of its estimated fair value to an

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

  amount equal to or greater than cost. If a sale decision is made for an equity security and recovery to an amount at least equal to cost prior to the sale is not expected, the security will be deemed to be other-than-temporarily impaired in the period that the sale decision was made and an OTTI loss will be recorded in earnings. The OTTI loss recognized is the entire difference between the security's cost and its estimated fair value.

  Trading and Fair Value Option Securities

    Trading and fair value option securities are stated at estimated fair value and include investments for which the fair value option ("FVO") has been elected ("FVO Securities") and investments that are actively purchased and sold ("Actively Traded Securities").

    Actively Traded Securities principally include fixed maturity securities and short sale agreement liabilities, which are included in other liabilities.

    FVO Securities include:

    . fixed maturity and equity securities held-for-investment by the general account to support asset and liability management strategies for certain insurance products ("FVO general account securities"); and
    . securities held by consolidated securitization entities ("CSEs") ("FVO securities held by CSEs").

    Changes in estimated fair value of these securities are included in net investment income, except for certain securities included in FVO Securities where changes are included in net investment gains (losses).

  Mortgage Loans

    The Company disaggregates its mortgage loan investments into three portfolio segments: commercial, agricultural, and residential. The accounting policies that are applicable to all portfolio segments are presented below and the accounting policies related to each of the portfolio segments are included in Note 8.

  Mortgage Loans Held-For-Investment

    Mortgage loans held-for-investment are stated at unpaid principal balance, adjusted for any unamortized premium or discount, deferred fees or expenses, and are net of valuation allowances. Interest income and prepayment fees are recognized when earned. Interest income is recognized using an effective yield method giving effect to amortization of premiums and accretion of discounts.

    Also included in mortgage loans held-for-investment are residential mortgage loans for which the FVO was elected. These mortgage loans are stated at estimated fair value. Changes in estimated fair value are recognized in net investment income.

  Mortgage Loans Held-For-Sale

    Mortgage loans held-for-sale that were previously designated as held-for-investment, but now are designated as held-for-sale and mortgage loans originated with the intent to sell for which FVO was not elected, are stated at the lower of amortized cost or estimated fair value.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


  Policy Loans

    Policy loans are stated at unpaid principal balances. Interest income on such loans is recorded as earned using the contractual interest rate. Generally, accrued interest is capitalized on the policy's anniversary date. Valuation allowances are not established for policy loans, as they are fully collateralized by the cash surrender value of the underlying insurance policies. Any unpaid principal or interest on the loan is deducted from the cash surrender value or the death benefit prior to settlement of the insurance policy.

  Real Estate

    Real estate held-for-investment is stated at cost less accumulated depreciation. Depreciation is provided on a straight-line basis over the estimated useful life of the asset (typically 20 to 55 years). Rental income associated with such real estate is recognized on a straight-line basis over the term of the respective leases. The Company periodically reviews its real estate held-for-investment for impairment and tests for recoverability whenever events or changes in circumstances indicate the carrying value may not be recoverable and exceeds its estimated fair value. Properties whose carrying values are greater than their undiscounted cash flows are written down to their estimated fair value, which is generally computed using the present value of expected future cash flows discounted at a rate commensurate with the underlying risks.

    Real estate for which the Company commits to a plan to sell within one year and actively markets in its current condition for a reasonable price in comparison to its estimated fair value is classified as held-for-sale. Real estate held-for-sale is stated at the lower of depreciated cost or estimated fair value less expected disposition costs and is not depreciated.

  Real Estate Joint Ventures and Other Limited Partnership Interests

    The Company uses the equity method of accounting for investments in equity securities when it has significant influence or at least 20% interest and for investments in real estate joint ventures and other limited partnership interests ("investees") when it has more than a minor ownership interest or more than a minor influence over the investee's operations, but does not have a controlling financial interest. The Company generally recognizes its share of the investee's earnings on a three-month lag in instances where the investee's financial information is not sufficiently timely or when the investee's reporting period differs from the Company's reporting period.

    The Company uses the cost method of accounting for investments in which it has virtually no influence over the investee's operations. The Company recognizes distributions on cost method investments as earned or received. Because of the nature and structure of these cost method investments, they do not meet the characteristics of an equity security in accordance with applicable accounting standards.

    The Company routinely evaluates its equity method and cost method investments for impairment. For equity method investees, the Company considers financial and other information provided by the investee, other known information and inherent risks in the underlying investments, as well as future capital commitments, in determining whether an impairment has occurred. The Company considers its cost method investments for impairment when the carrying value of such investments exceeds the net asset value ("NAV"). The Company takes into consideration the severity and duration of this excess when determining whether the cost method investment is impaired.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


  Short-term Investments

    Short-term investments include securities and other investments with remaining maturities of one year or less, but greater than three months, at the time of purchase and are stated at estimated fair value or amortized cost, which approximates estimated fair value. Short-term investments also include investments in affiliated money market pools.

  Other Invested Assets

    Other invested assets consist principally of the following:

    . Freestanding derivatives with positive estimated fair values are described in "-- Derivatives" below.
    . Tax credit and renewable energy partnerships derive a significant source of investment return in the form of income tax credits or other tax incentives. Where tax credits are guaranteed by a creditworthy third party, the investment is accounted for under the effective yield method. Otherwise, the investment is accounted for under the equity method.
    . Loans to affiliates are stated at unpaid principal balance, adjusted for any unamortized premium or discount.
    . Leveraged leases are recorded net of non-recourse debt. Income on leveraged leases is recognized by applying the leveraged lease's estimated rate of return to the net investment in the lease. The Company regularly reviews residual values for impairment.
    . Funds withheld represent a receivable for amounts contractually withheld by ceding companies in accordance with reinsurance agreements. The Company recognizes interest on funds withheld at rates defined by the terms of the agreement which may be contractually specified or directly related to the underlying investments.
    . Investments in joint ventures that engage in insurance underwriting activities are accounted for under the equity method.

  Securities Lending Program

    Securities lending transactions, whereby blocks of securities are loaned to third parties, primarily brokerage firms and commercial banks, are treated as financing arrangements and the associated liability is recorded at the amount of cash received. The Company obtains collateral at the inception of the loan, usually cash, in an amount generally equal to 102% of the estimated fair value of the securities loaned, and maintains it at a level greater than or equal to 100% for the duration of the loan. The Company is liable to return to the counterparties the cash collateral received. Security collateral on deposit from counterparties in connection with the securities lending transactions may not be sold or repledged, unless the counterparty is in default, and is not reflected in the financial statements. The Company monitors the estimated fair value of the securities loaned on a daily basis and additional collateral is obtained as necessary. Income and expenses associated with securities lending transactions are reported as investment income and investment expense, respectively, within net investment income.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

 Derivatives

  Freestanding Derivatives

    Freestanding derivatives are carried in the Company's balance sheets either as assets within other invested assets or as liabilities within other liabilities at estimated fair value. The Company does not offset the fair value amounts recognized for derivatives executed with the same counterparty under the same master netting agreement.

    Accruals on derivatives are generally recorded in accrued investment income or within other liabilities. However, accruals that are not scheduled to settle within one year are included with the derivatives carrying value in other invested assets or other liabilities.

    If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting, changes in the estimated fair value of the derivative are reported in net derivative gains (losses) except as follows:

-------------------------------------------------------------------------------
  Statement of Operations Presentation:    Derivative:
-------------------------------------------------------------------------------
  Net investment income                  .  Economic hedges of equity method
                                            investments in joint ventures
                                         .  All derivatives held in relation
                                            to trading portfolios
-------------------------------------------------------------------------------

  Hedge Accounting

    To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge. Hedge designation and financial statement presentation of changes in estimated fair value of the hedging derivatives are as follows:

   . Fair value hedge (a hedge of the estimated fair value of a recognized asset or liability) -- in net derivative gains (losses), consistent with the change in fair value of the hedged item attributable to the designated risk being hedged.
   . Cash flow hedge (a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability) -- effectiveness in OCI (deferred gains or losses on the derivative are reclassified into the statement of operations when the Company's earnings are affected by the variability in cash flows of the hedged item); ineffectiveness in net derivative gains (losses).

    The change in estimated fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the statement of operations within interest income or interest expense to match the location of the hedged item.

    In its hedge documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness and the method that will be used to measure

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

  ineffectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and at least quarterly throughout the life of the designated hedging relationship. Assessments of hedge effectiveness and measurements of ineffectiveness are also subject to interpretation and estimation and different interpretations or estimates may have a material effect on the amount reported in net income.

    The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item; (ii) the derivative expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; or (iv) the derivative is de-designated as a hedging instrument.

    When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item, the derivative continues to be carried in the balance sheets at its estimated fair value, with changes in estimated fair value recognized in net derivative gains (losses). The carrying value of the hedged recognized asset or liability under a fair value hedge is no longer adjusted for changes in its estimated fair value due to the hedged risk, and the cumulative adjustment to its carrying value is amortized into income over the remaining life of the hedged item. Provided the hedged forecasted transaction is still probable of occurrence, the changes in estimated fair value of derivatives recorded in OCI related to discontinued cash flow hedges are released into the statements of operations when the Company's earnings are affected by the variability in cash flows of the hedged item.

    When hedge accounting is discontinued because it is no longer probable that the forecasted transactions will occur on the anticipated date or within two months of that date, the derivative continues to be carried in the balance sheets at its estimated fair value, with changes in estimated fair value recognized currently in net derivative gains (losses). Deferred gains and losses of a derivative recorded in OCI pursuant to the discontinued cash flow hedge of a forecasted transaction that is no longer probable are recognized immediately in net derivative gains (losses).

    In all other situations in which hedge accounting is discontinued, the derivative is carried at its estimated fair value in the balance sheets, with changes in its estimated fair value recognized in the current period as net derivative gains (losses).

  Embedded Derivatives

    The Company sells variable annuities and issues certain insurance products and investment contracts and is a party to certain reinsurance agreements that have embedded derivatives. The Company assesses each identified embedded derivative to determine whether it is required to be bifurcated. The embedded derivative is bifurcated from the host contract and accounted for as a freestanding derivative if:

   . the combined instrument is not accounted for in its entirety at fair value with changes in fair value recorded in earnings;
   . the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract; and
   . a separate instrument with the same terms as the embedded derivative would qualify as a derivative instrument.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


    Such embedded derivatives are carried in the balance sheets at estimated fair value with the host contract and changes in their estimated fair value are generally reported in net derivative gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income. Additionally, the Company may elect to carry an entire contract on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income if that contract contains an embedded derivative that requires bifurcation. At inception, the Company attributes to the embedded derivative a portion of the projected future guarantee fees to be collected from the policyholder equal to the present value of projected future guaranteed benefits. Any additional fees represent "excess" fees and are reported in universal life and investment-type product policy fees.

 Fair Value

   Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. In most cases, the exit price and the transaction (or entry) price will be the same at initial recognition.

   Subsequent to initial recognition, fair values are based on unadjusted quoted prices for identical assets or liabilities in active markets that are readily and regularly obtainable. When such quoted prices are not available, fair values are based on quoted prices in markets that are not active, quoted prices for similar but not identical assets or liabilities, or other observable inputs. If these inputs are not available, or observable inputs are not determinable, unobservable inputs and/or adjustments to observable inputs requiring management judgment are used to determine the estimated fair value of assets and liabilities.

 Goodwill

   Goodwill, which is included in other assets, represents the future economic benefits arising from net assets acquired in a business combination that are not individually identified and recognized. Goodwill is calculated as the excess of cost over the estimated fair value of such net assets acquired, is not amortized, and is tested for impairment based on a fair value approach at least annually or more frequently if events or circumstances indicate that there may be justification for conducting an interim test. The Company performs its annual goodwill impairment testing during the third quarter of each year based upon data as of the close of the second quarter. Goodwill associated with a business acquisition is not tested for impairment during the year the business is acquired unless there is a significant identified impairment event.

   The impairment test is performed at the reporting unit level, which is the operating segment or a business one level below the operating segment, if discrete financial information is prepared and regularly reviewed by management at that level. For purposes of goodwill impairment testing, if the carrying value of a reporting unit exceeds its estimated fair value, there may be an indication of impairment. In such instances, the implied fair value of the goodwill is determined in the same manner as the amount of goodwill that would be determined in a business combination. The excess of the carrying value of goodwill over the implied fair value of goodwill would be recognized as an impairment and recorded as a charge against net income.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


   On an ongoing basis, the Company evaluates potential triggering events that may affect the estimated fair value of the Company's reporting units to assess whether any goodwill impairment exists. Deteriorating or adverse market conditions for certain reporting units may have an impact on the estimated fair value of these reporting units and could result in future impairments of goodwill.

 Employee Benefit Plans

   The Company sponsors and administers various qualified and non-qualified defined benefit pension plans and other postretirement employee benefit plans covering eligible employees and sales representatives who meet specified eligibility requirements of the sponsor and its participating affiliates. A December 31 measurement date is used for all of the Company's defined benefit pension and other postretirement benefit plans.

   The Company recognizes the funded status of the projected benefit obligation ("PBO") for pension benefits and the accumulated postretirement benefit obligation ("APBO") for other postretirement benefits for each of its plans. The Company recognizes an expense for differences between actual experience and estimates over the average future service period of participants. The actuarial gains (losses), prior service costs and credits not yet included in net periodic benefit costs are charged to accumulated OCI ("AOCI"), net of income tax.

   The Company also sponsors defined contribution plans for substantially all U.S. employees under which a portion of participant contributions is matched. Applicable matching contributions are made each payroll period. Accordingly, the Company recognizes compensation cost for current matching contributions. As all contributions are transferred currently as earned to the defined contribution plans, no liability for matching contributions is recognized in the balance sheets.

 Income Tax

   Metropolitan Life Insurance Company and all of its includable subsidiaries join with MetLife, Inc. and its includable subsidiaries in filing a consolidated U.S. life and non-life federal income tax return in accordance with the provisions of the Internal Revenue Code of 1986, as amended (the "Code"). Current taxes (and the benefits of tax attributes such as losses) are allocated to Metropolitan Life Insurance Company and its subsidiaries under the consolidated tax return regulations and a tax sharing agreement. Under the consolidated tax return regulations, MetLife, Inc. has elected the "percentage method" (and 100 percent under such method) of reimbursing companies for tax attributes such as losses. As a result, 100 percent of tax attributes such as losses are reimbursed by MetLife, Inc. to the extent that consolidated federal income tax of the consolidated federal tax return group is reduced in a year by tax attributes such as losses. Profitable subsidiaries pay to MetLife, Inc. each year the federal income tax which such profitable subsidiary would have paid that year based upon that year's taxable income. If Metropolitan Life Insurance Company or its includable subsidiaries has current or prior deductions and credits (including but not limited to losses) which reduce the consolidated tax liability of the consolidated federal tax return group, the deductions and credits are characterized as realized (or realizable) by Metropolitan Life Insurance Company and its includable subsidiaries when those tax attributes are realized (or realizable) by the consolidated federal tax return group, even if Metropolitan Life Insurance Company or its includable subsidiaries would not have realized the attributes on a stand-alone basis under a "wait and see" method.

   The Company's accounting for income taxes represents management's best estimate of various events and transactions.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


   Deferred tax assets and liabilities resulting from temporary differences between the financial reporting and tax bases of assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.

   The realization of deferred tax assets depends upon the existence of sufficient taxable income within the carryback or carryforward periods under the tax law in the applicable tax jurisdiction. Valuation allowances are established when management determines, based on available information, that it is more likely than not that deferred income tax assets will not be realized. Factors in management's determination include the performance of the business and its ability to generate capital gains. Significant judgment is required in determining whether valuation allowances should be established, as well as the amount of such allowances. When making such determination, consideration is given to, among other things, the following:

  . future taxable income exclusive of reversing temporary differences and carryforwards;
  .  future reversals of existing taxable temporary differences;
  . taxable income in prior carryback years; and . tax planning strategies.

   The Company may be required to change its provision for income taxes in certain circumstances. Examples of such circumstances include when estimates used in determining valuation allowances on deferred tax assets significantly change or when receipt of new information indicates the need for adjustment in valuation allowances. Additionally, future events, such as changes in tax laws, tax regulations, or interpretations of such laws or regulations, could have an impact on the provision for income tax and the effective tax rate. Any such changes could significantly affect the amounts reported in the financial statements in the year these changes occur.

   The Company determines whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. A tax position is measured at the largest amount of benefit that is greater than 50% likely of being realized upon settlement. Unrecognized tax benefits due to tax uncertainties that do not meet the threshold are included within other liabilities and are charged to earnings in the period that such determination is made.

   The Company classifies interest recognized as interest expense and penalties recognized as a component of income tax.

 Litigation Contingencies

   The Company is a party to a number of legal actions and is involved in a number of regulatory investigations. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company's financial position. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Except as otherwise disclosed in Note 17, legal costs are recognized as incurred. On a quarterly and annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected in the Company's financial statements.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


 Other Accounting Policies

  Redeemable Noncontrolling Interests

    Redeemable noncontrolling interests associated with certain joint ventures and partially-owned consolidated subsidiaries are reported in the temporary section of the balance sheet.

  Stock-Based Compensation

    Stock-based compensation recognized in the Company's consolidated results of operations is allocated from MetLife, Inc. The accounting policies described below represent those that MetLife, Inc. applies in determining such allocated expenses.

    MetLife, Inc. grants certain employees and directors stock-based compensation awards under various plans that are subject to specific vesting conditions. With the exception of performance shares granted in 2013 which are remeasured quarterly, the cost of all stock-based transactions is measured at fair value at grant date and recognized over the period during which a grantee is required to provide services in exchange for the award. Although the terms of MetLife, Inc.'s stock-based plans do not accelerate vesting upon retirement, or the attainment of retirement eligibility, the requisite service period subsequent to attaining such eligibility is considered nonsubstantive. Accordingly, MetLife, Inc. recognizes compensation expense related to stock-based awards over the shorter of the requisite service period or the period to attainment of retirement eligibility. An estimation of future forfeitures of stock-based awards is incorporated into the determination of compensation expense when recognizing expense over the requisite service period.

  Cash and Cash Equivalents

    The Company considers all highly liquid securities and other investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents. Cash equivalents are stated at amortized cost, which approximates estimated fair value.

  Property, Equipment, Leasehold Improvements and Computer Software

    Property, equipment and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using the straight-line method over the estimated useful lives of the assets, as appropriate. The estimated life is generally 40 years for company occupied real estate property, from one to 25 years for leasehold improvements, and from three to seven years for all other property and equipment. The cost basis of the property, equipment and leasehold improvements was $1.2 billion and $1.7 billion at December 31, 2013 and 2012, respectively. Accumulated depreciation and amortization of property, equipment and leasehold improvements was $667 million and $1.0 billion at December 31, 2013 and 2012, respectively. Related depreciation and amortization expense was $115 million, $121 million and $118 million for the years ended December 31, 2013, 2012 and 2011, respectively.

    Computer software, which is included in other assets, is stated at cost, less accumulated amortization. Purchased software costs, as well as certain internal and external costs incurred to develop internal-use computer software during the application development stage, are capitalized. Such costs are amortized

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

  generally over a four-year period using the straight-line method. The cost basis of computer software was $1.0 billion and $902 million at December 31, 2013 and 2012, respectively. Accumulated amortization of capitalized software was $739 million and $611 million at December 31, 2013 and 2012, respectively. Related amortization expense was $144 million, $143 million and $145 million for the years ended December 31, 2013, 2012 and 2011, respectively.

  Other Revenues

    Other revenues include, in addition to items described elsewhere herein, advisory fees, broker-dealer commissions and fees, administrative service fees, and changes in account value relating to corporate-owned life insurance ("COLI"). Such fees and commissions are recognized in the period in which services are performed. Under certain COLI contracts, if the Company reports certain unlikely adverse results in its financial statements, withdrawals would not be immediately available and would be subject to market value adjustment, which could result in a reduction of the account value.

  Policyholder Dividends

    Policyholder dividends are approved annually by Metropolitan Life Insurance Company and its insurance subsidiaries' boards of directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management's judgment as to the appropriate level of statutory surplus to be retained by Metropolitan Life Insurance Company and its insurance subsidiaries.

  Foreign Currency

    Assets, liabilities and operations of foreign affiliates and subsidiaries, if any, are recorded based on the functional currency of each entity. The determination of the functional currency is made based on the appropriate economic and management indicators. The local currencies of foreign operations are the functional currencies. Assets and liabilities of foreign affiliates and subsidiaries, if any, are translated from the functional currency to U.S. dollars at the exchange rates in effect at each year-end and income and expense accounts are translated at the average exchange rates during the year. The resulting translation adjustments are charged or credited directly to OCI, net of applicable taxes. Gains and losses from foreign currency transactions, including the effect of re-measurement of monetary assets and liabilities to the appropriate functional currency, are reported as part of net investment gains (losses) in the period in which they occur.

Adoption of New Accounting Pronouncements

  Effective July 17, 2013, the Company adopted new guidance regarding derivatives that permits the Fed Funds Effective Swap Rate (or Overnight Index Swap Rate) to be used as a U.S. benchmark interest rate for hedge accounting purposes, in addition to the United States Treasury and London Interbank Offered Rate ("LIBOR"). Also, this new guidance removes the restriction on using different benchmark rates for similar hedges. The new guidance did not have a material impact on the financial statements upon adoption, but may impact the selection of benchmark interest rates for hedging relationships in the future.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


  Effective January 1, 2013, the Company adopted new guidance regarding comprehensive income that requires an entity to provide information about the amounts reclassified out of AOCI by component. In addition, an entity is required to present, either on the face of the statement where net income is presented or in the notes, significant amounts reclassified out of AOCI by the respective line items of net income but only if the amount reclassified is required under GAAP to be reclassified to net income in its entirety in the same reporting period. For other amounts that are not required under GAAP to be reclassified in their entirety to net income, an entity is required to cross-reference to other disclosures required under GAAP that provide additional detail about those amounts. The adoption was prospectively applied and resulted in additional disclosures in Note 13.

  Effective January 1, 2013, the Company adopted new guidance regarding balance sheet offsetting disclosures which requires an entity to disclose information about offsetting and related arrangements for derivatives, including bifurcated embedded derivatives, repurchase and reverse repurchase agreements, and securities borrowing and lending transactions, to enable users of its financial statements to understand the effects of those arrangements on its financial position. Entities are required to disclose both gross information and net information about both instruments and transactions eligible for offset in the statement of financial position and instruments and transactions subject to an agreement similar to a master netting arrangement. The adoption was retrospectively applied and resulted in additional disclosures related to derivatives in Note 9.

  On January 1, 2012, the Company adopted new guidance regarding accounting for DAC, which was retrospectively applied. The guidance specifies that only costs related directly to successful acquisition of new or renewal contracts can be capitalized as DAC; all other acquisition-related costs must be expensed as incurred. As a result, certain sales manager compensation and administrative cost previously capitalized by the Company will no longer be deferred.

  On January 1, 2012, the Company adopted new guidance regarding comprehensive income, which was retrospectively applied, that provides companies with the option to present the total of comprehensive income, components of net income, and the components of OCI either in a single continuous statement of comprehensive income or in two separate but consecutive statements in annual financial statements. The standard eliminates the option to present components of OCI as part of the statement of changes in stockholders' equity. The Company adopted the two-statement approach for annual financial statements.

  Effective January 1, 2012, the Company adopted new guidance on goodwill impairment testing that simplifies how an entity tests goodwill for impairment. This new guidance allows an entity to first assess qualitative factors to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying value as a basis for determining whether it needs to perform the quantitative two-step goodwill impairment test. Only if an entity determines, based on qualitative assessment, that it is more likely than not that a reporting unit's fair value is less than its carrying value will it be required to calculate the fair value of the reporting unit. The qualitative assessment is optional and the Company is permitted to bypass it for any reporting unit in any period and begin its impairment analysis with the quantitative calculation. The Company is permitted to perform the qualitative assessment in any subsequent period.

  Effective January 1, 2012, the Company adopted new guidance regarding fair value measurements that establishes common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and International Financial Reporting Standards. Some of the amendments clarify the Financial Accounting Standards Board's ("FASB") intent on the application of existing

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

fair value measurement requirements. Other amendments change a particular principle or requirement for measuring fair value or for disclosing information about fair value measurements. The adoption did not have a material impact on the Company's financial statements other than the expanded disclosures in Note 10.

Future Adoption of New Accounting Pronouncements

  In March 2013, the FASB issued new guidance regarding foreign currency (Accounting Standards Update ("ASU") 2013-05, Foreign Currency Matters (Topic
830): Parent's Accounting for the Cumulative Translation Adjustment upon Derecognition of Certain Subsidiaries or Groups of Assets within a Foreign Entity or of an Investment in a Foreign Entity), effective prospectively for fiscal years and interim reporting periods within those years beginning after December 15, 2013. The amendments require an entity that ceases to have a controlling financial interest in a subsidiary or group of assets within a foreign entity to apply the guidance in Subtopic 830-30, Foreign Currency Matters -- Translation of Financial Statements, to release any related cumulative translation adjustment into net income. Accordingly, the cumulative translation adjustment should be released into net income only if the sale or transfer results in the complete or substantially complete liquidation of the foreign entity in which the subsidiary or group of assets had resided. For an equity method investment that is a foreign entity, the partial sale guidance in section 830-30-40, Derecognition, still applies. As such, a pro rata portion of the cumulative translation adjustment should be released into net income upon a partial sale of such an equity method investment. The Company does not expect the adoption of this new guidance to have a material impact on its financial statements.

  In February 2013, the FASB issued new guidance regarding liabilities (ASU 2013-04, Liabilities (Topic 405): Obligations Resulting from Joint and Several Liability Arrangements for Which the Total Amount of the Obligation Is Fixed at the Reporting Date), effective retrospectively for fiscal years beginning after December 15, 2013 and interim periods within those years. The amendments require an entity to measure obligations resulting from joint and several liability arrangements for which the total amount of the obligation within the scope of the guidance is fixed at the reporting date, as the sum of the amount the reporting entity agreed to pay on the basis of its arrangement among its co-obligors and any additional amount the reporting entity expects to pay on behalf of its co-obligors. In addition, the amendments require an entity to disclose the nature and amount of the obligation, as well as other information about the obligation. The Company does not expect the adoption of this new guidance to have a material impact on its financial statements.

  In July 2011, the FASB issued new guidance on other expenses (ASU 2011-06, Other Expenses (Topic 720): Fees Paid to the Federal Government by Health Insurers), effective for calendar years beginning after December 31, 2013. The objective of this standard is to address how health insurers should recognize and classify in their income statements fees mandated by the Patient Protection and Affordable Care Act, as amended by the Health Care and Education Reconciliation Act. The amendments in this standard specify that the liability for the fee should be estimated and recorded in full once the entity provides qualifying health insurance in the applicable calendar year in which the fee is payable with a corresponding deferred cost that is amortized to expense using the straight-line method of allocation unless another method better allocates the fee over the calendar year that it is payable. In accordance with the adoption of the new accounting pronouncement, on January 1, 2014, the Company recorded $55 million in other liabilities, and a corresponding deferred cost, in other assets.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

2. Segment Information


  The Company is organized into three segments: Retail; Group, Voluntary & Worksite Benefits; and Corporate Benefit Funding. In addition, the Company reports certain of its results of operations in Corporate & Other.

Retail

  The Retail segment offers a broad range of protection products and services and a variety of annuities to individuals and employees of corporations and other institutions, and is organized into two businesses: Life & Other and Annuities. Life & Other insurance products and services include variable life, universal life, term life and whole life products. Additionally, through broker-dealer affiliates, the Company offers a full range of mutual funds and other securities products. Life & Other products and services also include individual disability income products. Annuities includes a variety of variable and fixed annuities which provide for both asset accumulation and asset distribution needs.

Group, Voluntary & Worksite Benefits

  The Group, Voluntary & Worksite Benefits segment offers a broad range of protection products and services to individuals and corporations, as well as other institutions and their respective employees, and is organized into two businesses: Group and Voluntary & Worksite. Group insurance products and services include variable life, universal life and term life products. Group insurance products and services also include dental, group short- and long-term disability and accidental death & dismemberment coverages. The Voluntary & Worksite business includes LTC, prepaid legal plans and critical illness products.

Corporate Benefit Funding

  The Corporate Benefit Funding segment offers a broad range of annuity and investment products, including guaranteed interest products and other stable value products, income annuities, and separate account contracts for the investment management of defined benefit and defined contribution plan assets. This segment also includes structured settlements and certain products to fund postretirement benefits and company-, bank- or trust-owned life insurance used to finance non-qualified benefit programs for executives.

Corporate & Other

  Corporate & Other contains the excess capital not allocated to the segments, enterprise-wide strategic initiative restructuring charges, various start-up and certain run-off businesses, the Company's ancillary international operations, interest expense related to the majority of the Company's outstanding debt, as well as expenses associated with certain legal proceedings and income tax audit issues. Start-up businesses include direct and digital marketing products. In addition, starting in 2013, Corporate & Other includes ancillary U.S. sponsored direct business, comprised of group and individual products sold through sponsoring organizations and affinity groups. Corporate & Other also includes our investment management business through which we offer fee-based investment management services to institutional clients. Additionally, Corporate & Other includes the elimination of intersegment amounts, which generally relate to intersegment loans, which bear interest rates commensurate with related borrowings.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

2. Segment Information (continued)


Financial Measures and Segment Accounting Policies

  Operating earnings is the measure of segment profit or loss the Company uses to evaluate segment performance and allocate resources. Consistent with GAAP guidance for segment reporting, operating earnings is the Company's measure of segment performance and is reported below. Operating earnings should not be viewed as a substitute for income (loss) from continuing operations, net of income tax. The Company believes the presentation of operating earnings as the Company measures it for management purposes enhances the understanding of its performance by highlighting the results of operations and the underlying profitability drivers of the business.

  Operating earnings is defined as operating revenues less operating expenses, both net of income tax.

  Operating revenues excludes net investment gains (losses) and net derivative gains (losses).

  The following additional adjustments are made to GAAP revenues, in the line items indicated, in calculating operating revenues:

    . Universal life and investment-type product policy fees excludes the amortization of unearned revenue related to net investment gains (losses) and net derivative gains (losses) and certain variable annuity GMIB fees ("GMIB Fees"); and

    . Net investment income: (i) includes amounts for scheduled periodic settlement payments and amortization of premium on derivatives that are hedges of investments or that are used to replicate certain investments, but do not qualify for hedge accounting treatment, (ii) includes income from discontinued real estate operations, (iii) excludes post-tax operating earnings adjustments relating to insurance joint ventures accounted for under the equity method, and (iv) excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP.

       The following adjustments are made to GAAP expenses, in the line items indicated, in calculating operating expenses:

    .  Policyholder benefits and claims and policyholder dividends excludes:
       (i) changes in the policyholder dividend obligation related to net investment gains (losses) and net derivative gains (losses),
       (ii) amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets, (iii) benefits and hedging costs related to GMIBs ("GMIB Costs"), and
       (iv) market value adjustments associated with surrenders or terminations of contracts ("Market Value Adjustments");

    . Interest credited to policyholder account balances includes adjustments for scheduled periodic settlement payments and amortization of premium on derivatives that are hedges of PABs but do not qualify for hedge accounting treatment;

    . Amortization of DAC and VOBA excludes amounts related to: (i) net investment gains (losses) and net derivative gains (losses), (ii) GMIB Fees and GMIB Costs, and (iii) Market Value Adjustments;

    . Interest expense on debt excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP; and

    . Other expenses excludes costs related to noncontrolling interests and goodwill impairments.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

2. Segment Information (continued)


  Set forth in the tables below is certain financial information with respect to the Company's segments, as well as Corporate & Other, for the years ended December 31, 2013, 2012 and 2011 and at December 31, 2013 and 2012. The segment accounting policies are the same as those used to prepare the Company's consolidated financial statements, except for operating earnings adjustments as defined above. In addition, segment accounting policies include the method of capital allocation described below.

  Economic capital is an internally developed risk capital model, the purpose of which is to measure the risk in the business and to provide a basis upon which capital is deployed. The economic capital model accounts for the unique and specific nature of the risks inherent in MetLife, Inc.'s and the Company's business.

  MetLife, Inc.'s economic capital model aligns segment allocated equity with emerging standards and consistent risk principles. The model applies statistics-based risk evaluation principles to the material risks to which the Company is exposed. These consistent risk principles include calibrating required economic capital shock factors to a specific confidence level and time horizon and applying an industry standard method for the inclusion of diversification benefits among risk types.

  Segment net investment income is credited or charged based on the level of allocated equity; however, changes in allocated equity do not impact the Company's consolidated net investment income, operating earnings or income
(loss) from continuing operations, net of income tax.

  Net investment income is based upon the actual results of each segment's specifically identifiable investment portfolios adjusted for allocated equity. Other costs are allocated to each of the segments based upon: (i) a review of the nature of such costs; (ii) time studies analyzing the amount of employee compensation costs incurred by each segment; and (iii) cost estimates included in the Company's product pricing.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

2. Segment Information (continued)


                                                             Operating Earnings
                                            -----------------------------------------------------
                                                         Group,
                                                       Voluntary  Corporate
                                                       & Worksite  Benefit   Corporate                           Total
Year Ended December 31, 2013                  Retail    Benefits   Funding    & Other    Total    Adjustments Consolidated
------------------------------------------- ---------- ---------- ---------- --------- ---------- ----------- ------------
                                                                            (In millions)
Revenues
Premiums................................... $    3,992 $  13,732  $    2,675 $      76 $   20,475  $     --     $ 20,475
Universal life and investment-type product
 policy fees...............................      1,397       688         211        --      2,296        67        2,363
Net investment income......................      5,385     1,790       4,611       431     12,217     (432)       11,785
Other revenues.............................        328       404         273       694      1,699        --        1,699
Net investment gains (losses)..............         --        --          --        --         --        48           48
Net derivative gains (losses)..............         --        --          --        --         --   (1,070)      (1,070)
                                            ---------- ---------  ---------- --------- ----------  --------     --------
  Total revenues...........................     11,102    16,614       7,770     1,201     36,687   (1,387)       35,300
                                            ---------- ---------  ---------- --------- ----------  --------     --------
Expenses
Policyholder benefits and claims and
 policyholder dividends....................      6,246    13,191       4,723        67     24,227        10       24,237
Interest credited to policyholder account
 balances..................................        988       156       1,092        --      2,236        17        2,253
Capitalization of DAC......................      (517)      (20)        (25)        --      (562)        --        (562)
Amortization of DAC and VOBA...............        447        25          19        --        491     (230)          261
Interest expense on debt...................          5         1          10       134        150         3          153
Other expenses.............................      2,280     1,988         489     1,348      6,105        31        6,136
                                            ---------- ---------  ---------- --------- ----------  --------     --------
  Total expenses...........................      9,449    15,341       6,308     1,549     32,647     (169)       32,478
                                            ---------- ---------  ---------- --------- ----------  --------     --------
Provision for income tax expense (benefit).        579       446         512     (421)      1,116     (435)          681
                                            ---------- ---------  ---------- --------- ----------               --------
Operating earnings......................... $    1,074 $     827  $      950 $      73      2,924
                                            ========== =========  ========== =========
Adjustments to:
  Total revenues...........................                                               (1,387)
  Total expenses...........................                                                   169
  Provision for income tax (expense)
   benefit.................................                                                   435
                                                                                       ----------
Income (loss) from continuing operations,
 net of income tax.........................                                            $    2,141               $  2,141
                                                                                       ==========               ========
                                                         Group,
                                                       Voluntary  Corporate
                                                       & Worksite  Benefit   Corporate
At December 31, 2013                          Retail    Benefits   Funding    & Other    Total
------------------------------------------- ---------- ---------- ---------- --------- ----------
                                                                (In millions)

Total assets............................... $  174,853 $  41,059  $  188,960 $  27,911 $  432,783
Separate account assets.................... $   59,217 $     644  $   74,935 $      -- $  134,796
Separate account liabilities............... $   59,217 $     644  $   74,935 $      -- $  134,796

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

2. Segment Information (continued)

                                                             Operating Earnings
                                            -----------------------------------------------------
                                                         Group,
                                                       Voluntary  Corporate
                                                       & Worksite  Benefit   Corporate                           Total
Year Ended December 31, 2012                  Retail    Benefits   Funding    & Other    Total    Adjustments Consolidated
------------------------------------------- ---------- ---------- ---------- --------- ---------- ----------- ------------
                                                                            (In millions)
Revenues
Premiums................................... $    3,997 $  13,274  $    2,608 $       1 $   19,880   $   --      $ 19,880
Universal life and investment-type product
 policy fees...............................      1,332       663         194        --      2,189       50         2,239
Net investment income......................      5,384     1,680       4,519       554     12,137    (285)        11,852
Other revenues.............................        265       398         252       815      1,730       --         1,730
Net investment gains (losses)..............         --        --          --        --         --    (330)         (330)
Net derivative gains (losses)..............         --        --          --        --         --      675           675
                                            ---------- ---------  ---------- --------- ----------   ------      --------
  Total revenues...........................     10,978    16,015       7,573     1,370     35,936      110        36,046
                                            ---------- ---------  ---------- --------- ----------   ------      --------
Expenses
Policyholder benefits and claims and
 policyholder dividends....................      6,294    12,580       4,552       (1)     23,425      139        23,564
Interest credited to policyholder account
 balances..................................      1,002       167       1,192        --      2,361       29         2,390
Capitalization of DAC......................      (584)      (24)        (24)        --      (632)       --         (632)
Amortization of DAC and VOBA...............        656        29          12         2        699      292           991
Interest expense on debt...................          5         1           9       133        148        4           152
Other expenses.............................      2,341     1,901         438     1,196      5,876        7         5,883
                                            ---------- ---------  ---------- --------- ----------   ------      --------
  Total expenses...........................      9,714    14,654       6,179     1,330     31,877      471        32,348
                                            ---------- ---------  ---------- --------- ----------   ------      --------
Provision for income tax expense (benefit).        442       477         488     (236)      1,171    (116)         1,055
                                            ---------- ---------  ---------- --------- ----------               --------
Operating earnings......................... $      822 $     884  $      906 $     276      2,888
                                            ========== =========  ========== =========
Adjustments to:
  Total revenues...........................                                                   110
  Total expenses...........................                                                 (471)
  Provision for income tax (expense)
   benefit.................................                                                   116
                                                                                       ----------
Income (loss) from continuing operations,
 net of income tax.........................                                            $    2,643               $  2,643
                                                                                       ==========               ========
                                                         Group,
                                                       Voluntary  Corporate
                                                       & Worksite  Benefit   Corporate
At December 31, 2012                          Retail    Benefits   Funding    & Other    Total
------------------------------------------- ---------- ---------- ---------- --------- ----------
                                                                (In millions)

Total assets............................... $  171,050 $  41,362  $  183,856 $  32,996 $  429,264
Separate account assets.................... $   50,572 $     532  $   69,867 $      -- $  120,971
Separate account liabilities............... $   50,572 $     532  $   69,867 $      -- $  120,971

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

2. Segment Information (continued)

                                                           Operating Earnings
                                            -------------------------------------------------
                                                       Group,
                                                     Voluntary  Corporate
                                                     & Worksite  Benefit  Corporate                          Total
Year Ended December 31, 2011                 Retail   Benefits   Funding   & Other    Total   Adjustments Consolidated
------------------------------------------- -------- ---------- --------- --------- --------- ----------- ------------
                                                                          (In millions)
Revenues
Premiums................................... $  4,022 $  12,487  $  1,778  $      1  $  18,288 $       --   $  18,288
Universal life and investment-type product
 policy fees...............................    1,334       630       197        --      2,161         41       2,202
Net investment income......................    5,363     1,682     4,312       385     11,742      (127)      11,615
Other revenues.............................      226       374       242       966      1,808         --       1,808
Net investment gains (losses)..............       --        --        --        --         --        132         132
Net derivative gains (losses)..............       --        --        --        --         --      1,578       1,578
                                            -------- ---------  --------  --------  --------- ----------   ---------
  Total revenues...........................   10,945    15,173     6,529     1,352     33,999      1,624      35,623
                                            -------- ---------  --------  --------  --------- ----------   ---------
Expenses
Policyholder benefits and claims and
 policyholder dividends....................    6,425    11,880     3,683         4     21,992         44      22,036
Interest credited to policyholder account
 balances..................................    1,000       178     1,140        --      2,318         54       2,372
Capitalization of DAC......................    (622)      (84)      (18)        --      (724)         --       (724)
Amortization of DAC and VOBA...............      681        95        14         1        791         84         875
Interest expense on debt...................        5        --         8       172        185          9         194
Other expenses.............................    2,564     1,837       472     1,247      6,120          6       6,126
                                            -------- ---------  --------  --------  --------- ----------   ---------
  Total expenses...........................   10,053    13,906     5,299     1,424     30,682        197      30,879
                                            -------- ---------  --------  --------  --------- ----------   ---------
Provision for income tax expense
 (benefit).................................      314       445       432     (229)        962        498       1,460
                                            -------- ---------  --------  --------  ---------              ---------
Operating earnings......................... $    578 $     822  $    798  $    157      2,355
                                            ======== =========  ========  ========
Adjustments to:
  Total revenues...........................                                             1,624
  Total expenses...........................                                             (197)
  Provision for income tax
   (expense) benefit.......................                                             (498)
                                                                                    ---------
Income (loss) from continuing
 operations, net of income tax.............                                         $   3,284              $   3,284
                                                                                    =========              =========

  The following table presents total premiums, universal life and investment-type product policy fees and other revenues by major product groups of the Company's segments, as well as Corporate & Other:

                                           Years Ended December 31,
                                         -----------------------------
                                           2013      2012      2011
                                         --------- --------- ---------
                                                 (In millions)
          Life insurance (1)............ $  17,489 $  17,224 $  16,209
          Accident and health insurance.     6,873     6,458     5,940
          Non-insurance.................       175       167       149
                                         --------- --------- ---------
           Total........................ $  24,537 $  23,849 $  22,298
                                         ========= ========= =========

--------

(1) Includes annuities and corporate benefit funding products.

  Revenues derived from one Group, Voluntary & Worksite Benefits customer were $2.5 billion, $2.5 billion and $2.4 billion for the years ended December 31, 2013, 2012 and 2011, respectively, which represented 10%,

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

2. Segment Information (continued)

11% and 11%, respectively, of consolidated premiums, universal life and investment-type product policy fees and other revenues. Revenues derived from any other customer did not exceed 10% of consolidated premiums, universal life and investment-type product policy fees and other revenues for the years ended December 31, 2013, 2012 and 2011. Substantially all of the Company's consolidated premiums, universal life & investment-type product policy fees and other revenues originated in the U.S.

3. Discontinued Operations

  The following table summarizes the amounts that have been reflected as discontinued operations in the consolidated statements of operations. Income
(loss) from discontinued operations includes real estate classified as held-for-sale or sold.

                                                                  Years Ended December 31,
                                                                  -----------------------
                                                                   2013     2012    2011
                                                                  -------  ------- -------
                                                                       (In millions)
Total revenues................................................... $     2  $    62 $   105
Total expenses...................................................      --       --      --
                                                                  -------  ------- -------
Income (loss) before provision for income tax....................       2       62     105
Provision for income tax expense (benefit).......................       1       22      37
                                                                  -------  ------- -------
Income (loss) from operations of discontinued operations, net of
  income tax.....................................................       1       40      68
Gain (loss) on disposal of operations, net of income tax.........      --       --     (7)
                                                                  -------  ------- -------
Income (loss) from discontinued operations, net of income tax.... $     1  $    40 $    61
                                                                  =======  ======= =======

4. Insurance

Insurance Liabilities

  Insurance liabilities, including affiliated insurance liabilities on reinsurance assumed and ceded, are comprised of future policy benefits, PABs and other policy-related balances. Information regarding insurance liabilities by segment, as well as Corporate & Other, was as follows at:

                                                    December 31,
                                                ---------------------
                                                   2013       2012
                                                ---------- ----------
                                                    (In millions)
          Retail............................... $   91,575 $   92,322
          Group, Voluntary & Worksite Benefits.     28,035     28,517
          Corporate Benefit Funding............     89,941     93,051
          Corporate & Other....................        581        475
                                                ---------- ----------
           Total............................... $  210,132 $  214,365
                                                ========== ==========

  See Note 6 for discussion of affiliated reinsurance liabilities included in the table above.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

4. Insurance (continued)


  Future policy benefits are measured as follows:

  Product Type:                        Measurement Assumptions:
  ---------------------------------------------------------------------------
  Participating life                   Aggregate of (i) net level premium
                                       reserves for death and endowment
                                       policy benefits (calculated based
                                       upon the non-forfeiture interest
                                       rate, ranging from 3% to 7%, and
                                       mortality rates guaranteed in
                                       calculating the cash surrender values
                                       described in such contracts); and
                                       (ii) the liability for terminal
                                       dividends.
  ---------------------------------------------------------------------------
  Nonparticipating life                Aggregate of the present value of
                                       expected future benefit payments and
                                       related expenses less the present
                                       value of expected future net
                                       premiums. Assumptions as to mortality
                                       and persistency are based upon the
                                       Company's experience when the basis
                                       of the liability is established.
                                       Interest rate assumptions for the
                                       aggregate future policy benefit
                                       liabilities range from 2% to 10%.
  ---------------------------------------------------------------------------
  Individual and group traditional     Present value of expected future
  fixed annuities after annuitization  payments. Interest rate assumptions used in establishing such liabilities
                                       range from 1% to 11%.
  ---------------------------------------------------------------------------
  Non-medical health insurance         The net level premium method and
                                       assumptions as to future morbidity,
                                       withdrawals and interest, which
                                       provide a margin for adverse
                                       deviation. Interest rate assumptions
                                       used in establishing such liabilities
                                       range from 4% to 7%.
  ---------------------------------------------------------------------------
  Disabled lives                       Present value of benefits method and
                                       experience assumptions as to claim
                                       terminations, expenses and interest.
                                       Interest rate assumptions used in
                                       establishing such liabilities range
                                       from 2% to 8%.
  ---------------------------------------------------------------------------

  Participating business represented 5% of the Company's life insurance in-force at both December 31, 2013 and 2012. Participating policies represented 28%, 29% and 32% of gross life insurance premiums for the years ended
December 31, 2013, 2012 and 2011, respectively.

  PABs are equal to: (i) policy account values, which consist of an accumulation of gross premium payments (ii) credited interest, ranging from 1% to 13%, less expenses, mortality charges and withdrawals; and (iii) fair value adjustments relating to business combinations.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

4. Insurance (continued)


Guarantees

  The Company issues variable annuity products with guaranteed minimum benefits. The non-life contingent portion of GMWBs and the portion of certain GMIBs that does not require annuitization are accounted for as embedded derivatives in PABs and are further discussed in Note 9. Guarantees accounted for as insurance liabilities include:

Guarantee:                                       Measurement Assumptions:
-------------------------------------------------------------------------------------------------
GMDBs  .  A return of purchase payment upon   Present value of expected death benefits in
          death even if the account value is    excess of the projected account balance
          reduced to zero.                      recognizing the excess ratably over the
                                                accumulation period based on the present
                                                value of total expected assessments.
-------------------------------------------------------------------------------------------------

       .  An enhanced death benefit may be    Assumptions are consistent with those used
          available for an additional fee.      for amortizing DAC, and are thus subject to
                                                the same variability and risk.

                                              Investment performance and volatility
                                                assumptions are consistent with the historical
                                                experience of the appropriate underlying
                                                equity index, such as the S&P 500 Index.

                                              Benefit assumptions are based on the average
                                                benefits payable over a range of scenarios.
-------------------------------------------------------------------------------------------------
GMIBs  .  After a specified period of time    Present value of expected income benefits in
          determined at the time of issuance    excess of the projected account balance at
          of the variable annuity contract,     any future date of annuitization and
          a minimum accumulation of purchase    recognizing the excess ratably over the
          payments, even if the account         accumulation period based on present value
          value is reduced to zero, that can    of total expected assessments.
          be annuitized to receive a monthly
          income stream that is not less
          than a specified amount.
       .  Certain contracts also provide for  Assumptions are consistent with those used
          a guaranteed lump sum return of       for estimating GMDB liabilities.
          purchase premium in lieu of the
          annuitization benefit.

                                              Calculation incorporates an assumption for
                                                the percentage of the potential annuitizations
                                                that may be elected by the contractholder.
-------------------------------------------------------------------------------------------------
GMWBs. .  A return of purchase payment via    Expected value of the life contingent
          partial withdrawals, even if the      payments and expected assessments using
          account value is reduced to zero,     assumptions consistent with those used for
          provided that cumulative              estimating the GMDB liabilities.
          withdrawals in a contract year do
          not exceed a certain limit.

       .  Certain contracts include
          guaranteed withdrawals that are
          life contingent.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

4. Insurance (continued)


  The Company also issues annuity contracts that apply a lower rate on funds deposited if the contractholder elects to surrender the contract for cash and a higher rate if the contractholder elects to annuitize ("two tier annuities"). These guarantees include benefits that are payable in the event of death, maturity or at annuitization. Additionally, the Company issues universal and variable life contracts where the Company contractually guarantees to the contractholder a secondary guarantee or a guaranteed paid-up benefit.

  Information regarding the liabilities for guarantees (excluding base policy liabilities and embedded derivatives) relating to annuity and universal and variable life contracts was as follows:

                                                 Universal and Variable
                               Annuity Contracts    Life Contracts
                               ----------------  ---------------------
                                                 Secondary    Paid-Up
                                GMDBs    GMIBs   Guarantees  Guarantees  Total
                               -------  -------- ----------  ---------- --------
                                                (In millions)
 Direct
 Balance at January 1, 2011... $    61  $    113  $    246    $    49   $    469
 Incurred guaranteed benefits.      30        45        15          9         99
 Paid guaranteed benefits.....     (7)        --        --         --        (7)
                               -------  --------  --------    -------   --------
 Balance at December 31, 2011.      84       158       261         58        561
 Incurred guaranteed benefits.      31       174        79         10        294
 Paid guaranteed benefits.....     (6)        --        --         --        (6)
                               -------  --------  --------    -------   --------
 Balance at December 31, 2012.     109       332       340         68        849
 Incurred guaranteed benefits.      44        58        77          6        185
 Paid guaranteed benefits.....     (5)        --        --         --        (5)
                               -------  --------  --------    -------   --------
 Balance at December 31, 2013  $   148  $    390  $    417    $    74   $  1,029
                               =======  ========  ========    =======   ========
 Ceded
 Balance at January 1, 2011... $    44  $     36  $    209    $    34   $    323
 Incurred guaranteed benefits.      25        16         3          7         51
 Paid guaranteed benefits.....     (7)        --        --         --        (7)
                               -------  --------  --------    -------   --------
 Balance at December 31, 2011.      62        52       212         41        367
 Incurred guaranteed benefits.      30        58        53          6        147
 Paid guaranteed benefits.....     (6)        --        --         --        (6)
                               -------  --------  --------    -------   --------
 Balance at December 31, 2012.      86       110       265         47        508
 Incurred guaranteed benefits.      39        14        49          4        106
 Paid guaranteed benefits.....     (5)        --        --         --        (5)
                               -------  --------  --------    -------   --------
 Balance at December 31, 2013. $   120  $    124  $    314    $    51   $    609
                               =======  ========  ========    =======   ========
 Net
 Balance at January 1, 2011... $    17  $     77  $     37    $    15   $    146
 Incurred guaranteed benefits.       5        29        12          2         48
 Paid guaranteed benefits.....      --        --        --         --         --
                               -------  --------  --------    -------   --------
 Balance at December 31, 2011.      22       106        49         17        194
 Incurred guaranteed benefits.       1       116        26          4        147
 Paid guaranteed benefits.....      --        --        --         --         --
                               -------  --------  --------    -------   --------
 Balance at December 31, 2012.      23       222        75         21        341
 Incurred guaranteed benefits.       5        44        28          2         79
 Paid guaranteed benefits.....      --        --        --         --         --
                               -------  --------  --------    -------   --------
 Balance at December 31, 2013. $    28  $    266  $    103    $    23   $    420
                               =======  ========  ========    =======   ========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

4. Insurance (continued)


  Account balances of contracts with insurance guarantees were invested in separate account asset classes as follows at:

                                          December 31,
                                       -------------------
                                         2013      2012
                                       --------- ---------
                                          (In millions)
                      Fund Groupings:
                      Equity.......... $  24,915 $  20,475
                      Balanced........    22,481    19,235
                      Bond............     4,551     4,771
                      Money Market....       179       192
                                       --------- ---------
                       Total.......... $  52,126 $  44,673
                                       ========= =========

  Based on the type of guarantee, the Company defines net amount at risk as listed below. These amounts include direct business, but exclude offsets from hedging or reinsurance, if any.

 Variable Annuity Guarantees

  In the Event of Death

    Defined as the death benefit less the total contract account value, as of the balance sheet date. It represents the amount of the claim that the Company would incur if death claims were filed on all contracts on the balance sheet date and includes any additional contractual claims associated with riders purchased to assist with covering income taxes payable upon death.

  At Annuitization

    Defined as the amount (if any) that would be required to be added to the total contract account value to purchase a lifetime income stream, based on current annuity rates, equal to the minimum amount provided under the guaranteed benefit. This amount represents the Company's potential economic exposure to such guarantees in the event all contractholders were to annuitize on the balance sheet date, even though the contracts contain terms that allow annuitization of the guaranteed amount only after the 10th anniversary of the contract, which not all contractholders have achieved.

 Two Tier Annuities

   Defined as the excess of the upper tier, adjusted for a profit margin, less the lower tier, as of the balance sheet date. These contracts apply a lower rate on funds if the contractholder elects to surrender the contract for cash and a higher rate if the contractholder elects to annuitize.

 Universal and Variable Life Contracts

   Defined as the guarantee amount less the account value, as of the balance sheet date. It represents the amount of the claim that the Company would incur if death claims were filed on all contracts on the balance sheet date.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

4. Insurance (continued)


   Information regarding the types of guarantees relating to annuity contracts and universal and variable life contracts was as follows at:

                                                                    December 31,
                                              ---------------------------------------------------------
                                                          2013                         2012
                                              ---------------------------- ----------------------------
                                                  In the          At           In the          At
                                              Event of Death Annuitization Event of Death Annuitization
                                              -------------- ------------- -------------- -------------
                                                                    (In millions)
Annuity Contracts (1)
Variable Annuity Guarantees
Total contract account value.................  $    62,763    $    28,934   $    55,469    $    24,229
Separate account value.......................  $    50,700    $    27,738   $    43,327    $    22,963
Net amount at risk...........................  $       641    $       123   $       902    $       845
Average attained age of contractholders......     64 years       62 years      64 years       60 years
Two Tier Annuities
General account value........................          N/A    $       397           N/A    $       274
Net amount at risk...........................          N/A    $       123           N/A    $        48
Average attained age of contractholders......          N/A       54 years           N/A       64 years

                                                                    December 31,
                                              ---------------------------------------------------------
                                                          2013                         2012
                                              ---------------------------- ----------------------------
                                                Secondary       Paid-Up      Secondary       Paid-Up
                                                Guarantees    Guarantees     Guarantees    Guarantees
                                              -------------- ------------- -------------- -------------
                                                                    (In millions)
Universal and Variable Life Contracts (1)
Account value (general and separate account).  $     7,871    $     1,125   $     6,958    $     1,163
Net amount at risk...........................  $    81,888    $     8,701   $    85,216    $     9,299
Average attained age of policyholders........     53 years       59 years      52 years       59 years

--------

(1)The Company's annuity and life contracts with guarantees may offer more than one type of guarantee in each contract. Therefore, the amounts listed above may not be mutually exclusive.

Obligations Under Funding Agreements

  The Company issues fixed and floating rate funding agreements, which are denominated in either U.S. dollars or foreign currencies, to certain special purpose entities ("SPEs") that have issued either debt securities or commercial paper for which payment of interest and principal is secured by such funding agreements. During the years ended December 31, 2013, 2012 and 2011, the Company issued $26.8 billion, $24.7 billion and $27.4 billion, respectively, and repaid $25.1 billion, $21.5 billion and $28.2 billion, respectively, of such funding agreements. At December 31, 2013 and 2012, liabilities for funding agreements outstanding, which are included in PABs, were $26.0 billion and $23.9 billion, respectively.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

4. Insurance (continued)


  Metropolitan Life Insurance Company and General American Life Insurance Company ("GALIC"), a subsidiary, are members of regional banks in the FHLB system ("FHLBanks"). Holdings of common stock of FHLBanks, included in equity securities, were as follows at:

                                           December 31,
                                           -------------
                                            2013   2012
                                           ------ ------
                                           (In millions)
                       FHLB of NY......... $  700 $  736
                       FHLB of Des Moines. $   50 $   55

  The Company has also entered into funding agreements with FHLBanks and the Federal Agricultural Mortgage Corporation, a federally chartered instrumentality of the U.S. ("Farmer Mac"). The liability for such funding agreements is included in PABs. Information related to such funding agreements was as follows at:

                                 Liability              Collateral
                            ------------------- ---------------------------
                                             December 31,
                            -----------------------------------------------
                              2013      2012        2013          2012
                            --------- --------- ------------- -------------
                                             (In millions)
    FHLB of NY (1)......... $  12,770 $  13,512 $  14,287 (2) $  14,611 (2)
    Farmer Mac (3)......... $   2,550 $   2,550 $       2,929 $       2,929
    FHLB of Des Moines (1). $   1,000 $   1,000 $   1,118 (2) $   1,298 (2)

--------

(1)Represents funding agreements issued to the applicable FHLBank in exchange for cash and for which such FHLBank has been granted a lien on certain assets, some of which are in the custody of such FHLBank, including residential mortgage-backed securities ("RMBS"), to collateralize obligations under advances evidenced by funding agreements. The Company is permitted to withdraw any portion of the collateral in the custody of such FHLBank as long as there is no event of default and the remaining qualified collateral is sufficient to satisfy the collateral maintenance level. Upon any event of default by the Company, such FHLBank's recovery on the collateral is limited to the amount of the Company's liability to such FHLBank.

(2)Advances are collateralized by mortgage-backed securities. The amount of collateral presented is at estimated fair value.

(3)Represents funding agreements issued to certain SPEs that have issued debt securities for which payment of interest and principal is secured by such funding agreements, and such debt securities are also guaranteed as to payment of interest and principal by Farmer Mac. The obligations under these funding agreements are secured by a pledge of certain eligible agricultural real estate mortgage loans and may, under certain circumstances, be secured by other qualified collateral. The amount of collateral presented is at carrying value.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

4. Insurance (continued)


Liabilities for Unpaid Claims and Claim Expenses

  Information regarding the liabilities for unpaid claims and claim expenses relating to, group accident and non-medical health policies and contracts, which are reported in future policy benefits and other policy-related balances, was as follows:

                                            Years Ended December 31,
                                           --------------------------
                                             2013     2012     2011
                                           -------- -------- --------
                                                 (In millions)
          Balance at January 1,........... $  6,826 $  6,622 $  6,539
           Less: Reinsurance recoverables.      301      324      448
                                           -------- -------- --------
          Net balance at January 1,.......    6,525    6,298    6,091
                                           -------- -------- --------
          Incurred related to:
           Current year...................    4,762    4,320    3,856
           Prior years (1)................     (12)     (42)     (79)
                                           -------- -------- --------
             Total incurred...............    4,750    4,278    3,777
                                           -------- -------- --------
          Paid related to:
           Current year...................  (3,035)  (2,626)  (2,282)
           Prior years....................  (1,508)  (1,425)  (1,288)
                                           -------- -------- --------
             Total paid...................  (4,543)  (4,051)  (3,570)
                                           -------- -------- --------
          Net balance at December 31,.....    6,732    6,525    6,298
           Add: Reinsurance recoverables..      290      301      324
                                           -------- -------- --------
          Balance at December 31,......... $  7,022 $  6,826 $  6,622
                                           ======== ======== ========

--------

(1)During 2013, 2012 and 2011, as a result of changes in estimates of insured events in the respective prior year, claims and claim adjustment expenses associated with prior years decreased due to a reduction in prior year dental and accidental death and dismemberment claims and improved loss ratio for non-medical health claim liabilities.

Separate Accounts

  Separate account assets and liabilities include two categories of account types: pass-through separate accounts totaling $83.1 billion and $71.7 billion at December 31, 2013 and 2012, respectively, for which the policyholder assumes all investment risk, and separate accounts for which the Company contractually guarantees either a minimum return or account value to the policyholder which totaled $51.7 billion and $49.3 billion at December 31, 2013 and 2012, respectively. The latter category consisted primarily of funding agreements and participating close-out contracts. The average interest rate credited on these contracts was 2.23% and 2.80% at December 31, 2013 and 2012, respectively.

  For the years ended December 31, 2013, 2012 and 2011, there were no investment gains (losses) on transfers of assets from the general account to the separate accounts.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

5. Deferred Policy Acquisition Costs, Value of Business Acquired and Other Policy-Related Intangibles

  See Note 1 for a description of capitalized acquisition costs.

Nonparticipating and Non-Dividend-Paying Traditional Contracts

  The Company amortizes DAC and VOBA related to these contracts (term insurance, nonparticipating whole life insurance, traditional group life insurance, and non-medical health insurance) over the appropriate premium paying period in proportion to the historic actual and expected future gross premiums that were set at contract issue. The expected premiums are based upon the premium requirement of each policy and assumptions for mortality, morbidity, persistency and investment returns at policy issuance, or policy acquisition (as it relates to VOBA), include provisions for adverse deviation, and are consistent with the assumptions used to calculate future policyholder benefit liabilities. These assumptions are not revised after policy issuance or acquisition unless the DAC or VOBA balance is deemed to be unrecoverable from future expected profits. Absent a premium deficiency, variability in amortization after policy issuance or acquisition is caused only by variability in premium volumes.

Participating, Dividend-Paying Traditional Contracts

  The Company amortizes DAC and VOBA related to these contracts over the estimated lives of the contracts in proportion to actual and expected future gross margins. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The future gross margins are dependent principally on investment returns, policyholder dividend scales, mortality, persistency, expenses to administer the business, creditworthiness of reinsurance counterparties and certain economic variables, such as inflation. For participating contracts within the closed block (dividend-paying traditional contracts) future gross margins are also dependent upon changes in the policyholder dividend obligation. See Note 7. Of these factors, the Company anticipates that investment returns, expenses, persistency and other factor changes, as well as policyholder dividend scales are reasonably likely to impact significantly the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross margins with the actual gross margins for that period. When the actual gross margins change from previously estimated gross margins, the cumulative DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross margins exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross margins are below the previously estimated gross margins. Each reporting period, the Company also updates the actual amount of business in-force, which impacts expected future gross margins. When expected future gross margins are below those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross margins are above the previously estimated expected future gross margins. Each period, the Company also reviews the estimated gross margins for each block of business to determine the recoverability of DAC and VOBA balances.

Fixed and Variable Universal Life Contracts and Fixed and Variable Deferred Annuity Contracts

  The Company amortizes DAC and VOBA related to these contracts over the estimated lives of the contracts in proportion to actual and expected future gross profits. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The amount of future gross profits is dependent principally upon returns in excess of the amounts credited to policyholders, mortality, persistency, interest crediting rates, expenses to administer the business, creditworthiness of reinsurance counterparties, the effect of any hedges used

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

5. Deferred Policy Acquisition Costs, Value of Business Acquired and Other Policy-Related Intangibles (continued)

and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses and persistency are reasonably likely to impact significantly the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross profits with the actual gross profits for that period. When the actual gross profits change from previously estimated gross profits, the cumulative DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross profits exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross profits are below the previously estimated gross profits. Each reporting period, the Company also updates the actual amount of business remaining in-force, which impacts expected future gross profits. When expected future gross profits are below those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross profits are above the previously estimated expected future gross profits. Each period, the Company also reviews the estimated gross profits for each block of business to determine the recoverability of DAC and VOBA balances.

Factors Impacting Amortization

  Separate account rates of return on variable universal life contracts and variable deferred annuity contracts affect in-force account balances on such contracts each reporting period, which can result in significant fluctuations in amortization of DAC and VOBA. Returns that are higher than the Company's long-term expectation produce higher account balances, which increases the Company's future fee expectations and decreases future benefit payment expectations on minimum death and living benefit guarantees, resulting in higher expected future gross profits. The opposite result occurs when returns are lower than the Company's long-term expectation. The Company's practice to determine the impact of gross profits resulting from returns on separate accounts assumes that long-term appreciation in equity markets is not changed by short-term market fluctuations, but is only changed when sustained interim deviations are expected. The Company monitors these events and only changes the assumption when its long-term expectation changes.

  The Company also periodically reviews other long-term assumptions underlying the projections of estimated gross margins and profits. These assumptions primarily relate to investment returns, policyholder dividend scales, interest crediting rates, mortality, persistency and expenses to administer business. Management annually updates assumptions used in the calculation of estimated gross margins and profits which may have significantly changed. If the update of assumptions causes expected future gross margins and profits to increase, DAC and VOBA amortization will decrease, resulting in a current period increase to earnings. The opposite result occurs when the assumption update causes expected future gross margins and profits to decrease.

  Periodically, the Company modifies product benefits, features, rights or coverages that occur by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by election or coverage within a contract. If such modification, referred to as an internal replacement, substantially changes the contract, the associated DAC or VOBA is written off immediately through income and any new deferrable costs associated with the replacement contract are deferred. If the modification does not substantially change the contract, the DAC or VOBA amortization on the original contract will continue and any acquisition costs associated with the related modification are expensed.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

5. Deferred Policy Acquisition Costs, Value of Business Acquired and Other Policy-Related Intangibles (continued)


  Amortization of DAC and VOBA is attributed to net investment gains (losses) and net derivative gains (losses), and to other expenses for the amount of gross margins or profits originating from transactions other than investment gains and losses. Unrealized investment gains and losses represent the amount of DAC and VOBA that would have been amortized if such gains and losses had been recognized.

  Information regarding DAC and VOBA was as follows:

                                                                        Years Ended December 31,
                                                                       --------------------------
                                                                         2013     2012     2011
                                                                       -------- -------- --------
                                                                             (In millions)
DAC
Balance at January 1,................................................. $  5,752 $  6,244 $  6,640
Capitalizations.......................................................      562      632      724
Amortization related to:
  Net investment gains (losses) and net derivative gains (losses).....      227    (270)     (88)
  Other expenses......................................................    (478)    (709)    (777)
                                                                       -------- -------- --------
   Total amortization.................................................    (251)    (979)    (865)
                                                                       -------- -------- --------
Unrealized investment gains (losses)..................................      495    (145)    (255)
Other (1).............................................................    (220)       --       --
                                                                       -------- -------- --------
Balance at December 31,...............................................    6,338    5,752    6,244
                                                                       -------- -------- --------
VOBA
Balance at January 1,.................................................       80       97      115
Amortization related to:
  Other expenses......................................................     (10)     (12)     (10)
                                                                       -------- -------- --------
   Total amortization.................................................     (10)     (12)     (10)
                                                                       -------- -------- --------
Unrealized investment gains (losses)..................................        8      (5)      (8)
                                                                       -------- -------- --------
Balance at December 31,...............................................       78       80       97
                                                                       -------- -------- --------
Total DAC and VOBA
Balance at December 31,............................................... $  6,416 $  5,832 $  6,341
                                                                       ======== ======== ========

--------

(1)The year ended December 31, 2013 includes ($220) million that was reclassified to DAC from other liabilities. The amounts reclassified relate to affiliated reinsurance agreements accounted for using the deposit method of accounting and represent the DAC amortization on the expense allowances assumed on the agreements from inception. These amounts were previously included in the calculated value of the deposit payable on these agreements and were recorded within other liabilities.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

5. Deferred Policy Acquisition Costs, Value of Business Acquired and Other Policy-Related Intangibles (continued)


  Information regarding total DAC and VOBA by segment was as follows at:

                                                    December 31,
                                                  -----------------
                                                    2013     2012
                                                  -------- --------
                                                    (In millions)
            Retail............................... $  5,990 $  5,407
            Group, Voluntary & Worksite Benefits.      333      337
            Corporate Benefit Funding............       93       88
                                                  -------- --------
             Total............................... $  6,416 $  5,832
                                                  ======== ========

  Information regarding other policy-related intangibles was as follows:

                                            Years Ended December 31,
                                            ------------------------
                                             2013     2012    2011
                                             ------  ------  ------
                                               (In millions)
                Deferred Sales Inducements
                Balance at January 1,...... $  180   $  184  $  190
                Capitalization.............     15       22      29
                Amortization...............   (20)     (26)    (35)
                                             ------  ------  ------
                Balance at December 31,.... $  175   $  180  $  184
                                             ======  ======  ======
                VODA and VOCRA
                Balance at January 1,...... $  353   $  378  $  400
                Amortization...............   (28)     (25)    (22)
                                             ------  ------  ------
                Balance at December 31,.... $  325   $  353  $  378
                                             ======  ======  ======
                Accumulated amortization... $  132   $  104  $   79
                                             ======  ======  ======

  The estimated future amortization expense to be reported in other expenses for the next five years is as follows:

                                              VOBA  VODA and VOCRA
                                             ------ --------------
                                                 (In millions)
              2014.......................... $    9 $          30
              2015.......................... $    8 $          30
              2016.......................... $    4 $          30
              2017.......................... $    5 $          28
              2018.......................... $    5 $          26

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


6. Reinsurance

  The Company enters into reinsurance agreements primarily as a purchaser of reinsurance for its various insurance products and also as a provider of reinsurance for some insurance products issued by affiliated and unaffiliated companies. The Company participates in reinsurance activities in order to limit losses, minimize exposure to significant risks and provide additional capacity for future growth.

  Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed in Note 8.

Retail

  For its individual life insurance products, the Company has historically reinsured the mortality risk primarily on an excess of retention basis or on a quota share basis. The Company currently reinsures 90% of the mortality risk in excess of $2 million for most products and reinsures up to 90% of the mortality risk for certain other products. In addition to reinsuring mortality risk as described above, the Company reinsures other risks, as well as specific coverages. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks with specified characteristics. On a case by case basis, the Company may retain up to $20 million per life and reinsure 100% of amounts in excess of the amount the Company retains. The Company evaluates its reinsurance programs routinely and may increase or decrease its retention at any time.

  The Company's Retail Annuities business assumes 90% of the fixed annuities issued by several affiliates. The Company also reinsures 100% of the living and death benefit guarantees issued in connection with its variable annuities issued since 2004 to an affiliated reinsurer and certain portions of the living and death benefit guarantees issued in connection with its variable annuities issued prior to 2004 to affiliated and unaffiliated reinsurers. Under these reinsurance agreements, the Company pays a reinsurance premium generally based on fees associated with the guarantees collected from policyholders, and receives reimbursement for benefits paid or accrued in excess of account values, subject to certain limitations. The value of the embedded derivatives on the ceded risk is determined using a methodology consistent with the guarantees directly written by the Company with the exception of the input for nonperformance risk that reflects the credit of the reinsurer.

Group, Voluntary & Worksite Benefits

  For policies within the Group, Voluntary & Worksite Benefits segment, the Company generally retains most of the risk and only cedes particular risk on certain client arrangements. The majority of the Company's reinsurance activity with this segment relates to client agreements for employer sponsored captive programs, risk-sharing agreements and multinational pooling.

Corporate Benefit Funding

  The Company's Corporate Benefit Funding segment has periodically engaged in reinsurance activities, on an opportunistic basis. The impact of these activities on the financial results of this segment has not been significant and there were no additional transactions during the periods presented.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

6. Reinsurance (continued)


Catastrophe Coverage

  The Company has exposure to catastrophes which could contribute to significant fluctuations in the Company's results of operations. The Company uses excess of retention and quota share reinsurance agreements to provide greater diversification of risk and minimize exposure to larger risks.

  The Company reinsures its business through a diversified group of well-capitalized reinsurers. The Company analyzes recent trends in arbitration and litigation outcomes in disputes, if any, with its reinsurers. The Company monitors ratings and evaluates the financial strength of its reinsurers by analyzing their financial statements. In addition, the reinsurance recoverable balance due from each reinsurer is evaluated as part of the overall monitoring process. Recoverability of reinsurance recoverable balances is evaluated based on these analyses. The Company generally secures large reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. These reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance, which at December 31, 2013 and 2012, were not significant.

  The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. The Company had $2.4 billion of unsecured reinsurance recoverable balances at both December 31, 2013 and 2012.

  At December 31, 2013, the Company had $5.4 billion of net unaffiliated ceded reinsurance recoverables. Of this total, $4.4 billion, or 82%, were with the Company's five largest unaffiliated ceded reinsurers, including $1.8 billion of net unaffiliated ceded reinsurance recoverables which were unsecured. At December 31, 2012, the Company had $5.4 billion of net unaffiliated ceded reinsurance recoverables. Of this total, $4.4 billion, or 82%, were with the Company's five largest unaffiliated ceded reinsurers, including $1.8 billion of net unaffiliated ceded reinsurance recoverables which were unsecured.

  The Company has reinsured with an unaffiliated third-party reinsurer, 59.25% of the closed block through a modified coinsurance agreement. The Company accounts for this agreement under the deposit method of accounting. The Company, having the right of offset, has offset the modified coinsurance deposit with the deposit recoverable.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

6. Reinsurance (continued)


  The amounts in the consolidated statements of operations include the impact of reinsurance. Information regarding the significant effects of reinsurance was as follows:

                                                                  Years Ended December 31,
                                                                -----------------------------
                                                                  2013      2012      2011
                                                                --------- --------- ---------
                                                                        (In millions)
Premiums
 Direct premiums............................................... $  20,290 $  19,821 $  18,435
 Reinsurance assumed...........................................     1,469     1,350     1,240
 Reinsurance ceded.............................................   (1,284)   (1,291)   (1,387)
                                                                --------- --------- ---------
   Net premiums................................................ $  20,475 $  19,880 $  18,288
                                                                ========= ========= =========
Universal life and investment-type product policy fees
 Direct universal life and investment-type product policy fees. $   2,913 $   2,763 $   2,686
 Reinsurance assumed...........................................        41        39        38
 Reinsurance ceded.............................................     (591)     (563)     (522)
                                                                --------- --------- ---------
   Net universal life and investment-type product policy fees.. $   2,363 $   2,239 $   2,202
                                                                ========= ========= =========
Other revenues
 Direct other revenues......................................... $     970 $     887 $     836
 Reinsurance assumed...........................................       (2)       (6)       (6)
 Reinsurance ceded.............................................       731       849       978
                                                                --------- --------- ---------
   Net other revenues.......................................... $   1,699 $   1,730 $   1,808
                                                                ========= ========= =========
Policyholder benefits and claims
 Direct policyholder benefits and claims....................... $  23,305 $  22,677 $  21,100
 Reinsurance assumed...........................................     1,225     1,208     1,069
 Reinsurance ceded.............................................   (1,498)   (1,616)   (1,488)
                                                                --------- --------- ---------
   Net policyholder benefits and claims........................ $  23,032 $  22,269 $  20,681
                                                                ========= ========= =========
Interest credited to policyholder account balances
 Direct interest credited to policyholder account balances..... $   2,322 $   2,455 $   2,434
 Reinsurance assumed...........................................        35        33        32
 Reinsurance ceded.............................................     (104)      (98)      (94)
                                                                --------- --------- ---------
   Net interest credited to policyholder account balances...... $   2,253 $   2,390 $   2,372
                                                                ========= ========= =========
Other expenses
 Direct other expenses......................................... $   5,028 $   5,328 $   5,280
 Reinsurance assumed...........................................       427       479       458
 Reinsurance ceded.............................................       533       587       733
                                                                --------- --------- ---------
   Net other expenses.......................................... $   5,988 $   6,394 $   6,471
                                                                ========= ========= =========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

6. Reinsurance (continued)


  The amounts in the consolidated balance sheets include the impact of reinsurance. Information regarding the significant effects of reinsurance was as follows at:

                                                                     December 31,
                                   ---------------------------------------------------------------------------------
                                                     2013                                     2012
                                   ---------------------------------------- ----------------------------------------
                                                                   Total                                    Total
                                                                  Balance                                  Balance
                                     Direct   Assumed    Ceded     Sheet      Direct   Assumed    Ceded     Sheet
                                   ---------- -------- --------- ---------- ---------- -------- --------- ----------
                                                                     (In millions)
Assets
Premiums, reinsurance and other
 receivables...................... $    1,700 $    527 $  21,410 $   23,637 $    1,613 $    480 $  22,628 $   24,721
Deferred policy acquisition costs
 and value of business acquired...      6,567      330     (481)      6,416      5,685      460     (313)      5,832
                                   ---------- -------- --------- ---------- ---------- -------- --------- ----------
  Total assets.................... $    8,267 $    857 $  20,929 $   30,053 $    7,298 $    940 $  22,315 $   30,553
                                   ========== ======== ========= ========== ========== ======== ========= ==========
Liabilities
Future policy benefits............ $  110,072 $  1,891 $      -- $  111,963 $  112,264 $  1,722 $      -- $  113,986
Policyholder account balances.....     92,246      252        --     92,498     94,454      262        --     94,716
Other policy-related balances.....      5,416      294      (39)      5,671      5,401      291      (29)      5,663
Other liabilities.................      8,690    7,046    16,444     32,180      9,544    7,327    17,070     33,941
                                   ---------- -------- --------- ---------- ---------- -------- --------- ----------
  Total liabilities............... $  216,424 $  9,483 $  16,405 $  242,312 $  221,663 $  9,602 $  17,041 $  248,306
                                   ========== ======== ========= ========== ========== ======== ========= ==========

  Reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on reinsurance were $13.8 billion and $13.9 billion at December 31, 2013 and 2012, respectively. The deposit liabilities on reinsurance were $6.5 billion and $6.9 billion at December 31, 2013 and 2012, respectively.

Related Party Reinsurance Transactions

  The Company has reinsurance agreements with certain of MetLife, Inc.'s subsidiaries, including Exeter Reassurance Company, Ltd. ("Exeter"), First MetLife Investors Insurance Company, MetLife Insurance Company of Connecticut ("MICC"), MetLife Investors USA Insurance Company ("MLI-USA"), MetLife Investors Insurance Company ("MLIIC"), MetLife Reinsurance Company of Charleston ("MRC"), MetLife Reinsurance Company of Vermont and Metropolitan Tower Life Insurance Company, all of which are related parties.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

6. Reinsurance (continued)


  Information regarding the significant effects of affiliated reinsurance included in the consolidated statements of operations was as follows:

                                                               Years Ended December 31,
                                                               ------------------------
                                                                2013    2012     2011
                                                               ------ -------- --------
                                                                    (In millions)
Premiums
 Reinsurance assumed.......................................... $  451 $    319 $    169
 Reinsurance ceded............................................   (45)     (54)     (51)
                                                               ------ -------- --------
   Net premiums............................................... $  406 $    265 $    118
                                                               ====== ======== ========
Universal life and investment-type product policy fees
 Reinsurance assumed.......................................... $   40 $     39 $     38
 Reinsurance ceded............................................  (221)    (216)    (170)
                                                               ------ -------- --------
   Net universal life and investment-type product policy fees. $(181) $  (177) $  (132)
                                                               ====== ======== ========
Other revenues
 Reinsurance assumed.......................................... $  (2) $    (6) $    (7)
 Reinsurance ceded............................................    675      790      916
                                                               ------ -------- --------
   Net other revenues......................................... $  673 $    784 $    909
                                                               ====== ======== ========
Policyholder benefits and claims
 Reinsurance assumed.......................................... $  402 $    334 $    175
 Reinsurance ceded............................................  (144)    (177)    (121)
                                                               ------ -------- --------
   Net policyholder benefits and claims....................... $  258 $    157 $     54
                                                               ====== ======== ========
Interest credited to policyholder account balances
 Reinsurance assumed.......................................... $   31 $     30 $     28
 Reinsurance ceded............................................  (102)     (98)     (94)
                                                               ------ -------- --------
   Net interest credited to policyholder account balances..... $ (71) $   (68) $   (66)
                                                               ====== ======== ========
Other expenses
 Reinsurance assumed.......................................... $  326 $    357 $    352
 Reinsurance ceded............................................    653      789      914
                                                               ------ -------- --------
   Net other expenses......................................... $  979 $  1,146 $  1,266
                                                               ====== ======== ========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

6. Reinsurance (continued)


  Information regarding the significant effects of affiliated reinsurance included in the consolidated balance sheets was as follows at:

                                                                     December 31,
                                                         -------------------------------------
                                                                2013               2012
                                                         ------------------ ------------------
                                                         Assumed    Ceded   Assumed    Ceded
                                                         -------- --------- -------- ---------
                                                                     (In millions)
Assets
Premiums, reinsurance and other receivables (1)......... $    109 $  15,748 $     85 $  16,925
Deferred policy acquisition costs and value of business
  acquired..............................................      309     (273)      435     (266)
                                                         -------- --------- -------- ---------
 Total assets........................................... $    418 $  15,475 $    520 $  16,659
                                                         ======== ========= ======== =========
Liabilities
Future policy benefits.................................. $    761 $      -- $    567 $      --
Policyholder account balances...........................      239        --      251        --
Other policy-related balances...........................       67      (39)       57      (29)
Other liabilities (1)...................................    6,606    14,044    6,906    14,652
                                                         -------- --------- -------- ---------
 Total liabilities...................................... $  7,673 $  14,005 $  7,781 $  14,623
                                                         ======== ========= ======== =========

--------

(1)Effective in June 2012, the Company recaptured 10% of the 40.75% of the closed block liabilities that were ceded to MRC on a coinsurance with funds withheld basis. In connection with this partial recapture, the Company recognized a decrease of $3.9 billion in the deposit receivable included within premiums, reinsurance and other receivables, as well as an offsetting decrease of $3.9 billion in the funds withheld included within other liabilities at December 31, 2012.

  MLIC ceded two blocks of business to two affiliates on a 75% coinsurance with funds withheld basis. Certain contractual features of these agreements qualify as embedded derivatives, which are separately accounted for at estimated fair value on the Company's consolidated balance sheets. The embedded derivatives related to the funds withheld associated with these reinsurance agreements are included within other liabilities and increased/(decreased) the funds withheld balance by ($11) million and $29 million at December 31, 2013 and 2012, respectively. Net derivative gains (losses) associated with these embedded derivatives were $40 million, ($9) million and ($29) million for the years ended December 31, 2013, 2012 and 2011, respectively.

  The Company ceded risks to an affiliate related to guaranteed minimum benefit guarantees written directly by the Company. These ceded reinsurance agreements contain embedded derivatives and changes in their fair value are included within net derivative gains (losses). The embedded derivatives associated with the cessions are included within premiums, reinsurance and other receivables and were ($62) million and $1.4 billion at December 31, 2013 and 2012, respectively. Net derivative gains (losses) associated with the embedded derivatives were ($1.7) billion, $14 million and $727 million for the years ended December 31, 2013, 2012 and 2011, respectively.

  Certain contractual features of the closed block agreement with MRC create an embedded derivative, which is separately accounted for at estimated fair value on the Company's consolidated balance sheets. The embedded derivative related to the funds withheld associated with this reinsurance agreement was included within other liabilities and increased the funds withheld balance by $709 million and $1.4 billion at December 31, 2013 and

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

6. Reinsurance (continued)

2012, respectively. Net derivative gains (losses) associated with the embedded derivative were $664 million, $135 million and ($811) million for the years ended December 31, 2013, 2012 and 2011, respectively.

  The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. The Company had $1.2 billion and $2.1 billion of unsecured affiliated reinsurance recoverable balances at December 31, 2013 and 2012, respectively.

  Affiliated reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on affiliated reinsurance were $11.8 billion at both December 31, 2013 and 2012. The deposit liabilities on affiliated reinsurance were $6.5 billion and $6.8 billion at December 31, 2013 and 2012, respectively.

7. Closed Block

  On April 7, 2000 (the "Demutualization Date"), Metropolitan Life Insurance Company converted from a mutual life insurance company to a stock life insurance company and became a wholly-owned subsidiary of MetLife, Inc. The conversion was pursuant to an order by the New York Superintendent of Insurance approving Metropolitan Life Insurance Company's plan of reorganization, as amended (the "Plan"). On the Demutualization Date, Metropolitan Life Insurance Company established a closed block for the benefit of holders of certain individual life insurance policies of Metropolitan Life Insurance Company. Assets have been allocated to the closed block in an amount that has been determined to produce cash flows which, together with anticipated revenues from the policies included in the closed block, are reasonably expected to be sufficient to support obligations and liabilities relating to these policies, including, but not limited to, provisions for the payment of claims and certain expenses and taxes, and to provide for the continuation of policyholder dividend scales in effect for 1999, if the experience underlying such dividend scales continues, and for appropriate adjustments in such scales if the experience changes. At least annually, the Company compares actual and projected experience against the experience assumed in the then-current dividend scales. Dividend scales are adjusted periodically to give effect to changes in experience.

  The closed block assets, the cash flows generated by the closed block assets and the anticipated revenues from the policies in the closed block will benefit only the holders of the policies in the closed block. To the extent that, over time, cash flows from the assets allocated to the closed block and claims and other experience related to the closed block are, in the aggregate, more or less favorable than what was assumed when the closed block was established, total dividends paid to closed block policyholders in the future may be greater than or less than the total dividends that would have been paid to these policyholders if the policyholder dividend scales in effect for 1999 had been continued. Any cash flows in excess of amounts assumed will be available for distribution over time to closed block policyholders and will not be available to stockholders. If the closed block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside of the closed block. The closed block will continue in effect as long as any policy in the closed block remains in-force. The expected life of the closed block is over 100 years.

  The Company uses the same accounting principles to account for the participating policies included in the closed block as it used prior to the Demutualization Date. However, the Company establishes a policyholder dividend obligation for earnings that will be paid to policyholders as additional dividends as described below. The excess of closed block liabilities over closed block assets at the Demutualization Date (adjusted to eliminate

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

7. Closed Block (continued)

the impact of related amounts in AOCI) represents the estimated maximum future earnings from the closed block expected to result from operations attributed to the closed block after income taxes. Earnings of the closed block are recognized in income over the period the policies and contracts in the closed block remain in-force. Management believes that over time the actual cumulative earnings of the closed block will approximately equal the expected cumulative earnings due to the effect of dividend changes. If, over the period the closed block remains in existence, the actual cumulative earnings of the closed block are greater than the expected cumulative earnings of the closed block, the Company will pay the excess of the actual cumulative earnings of the closed block over the expected cumulative earnings to closed block policyholders as additional policyholder dividends unless offset by future unfavorable experience of the closed block and, accordingly, will recognize only the expected cumulative earnings in income with the excess recorded as a policyholder dividend obligation. If over such period, the actual cumulative earnings of the closed block are less than the expected cumulative earnings of the closed block, the Company will recognize only the actual earnings in income. However, the Company may change policyholder dividend scales in the future, which would be intended to increase future actual earnings until the actual cumulative earnings equal the expected cumulative earnings.

  Experience within the closed block, in particular mortality and investment yields, as well as realized and unrealized gains and losses, directly impact the policyholder dividend obligation. Amortization of the closed block DAC, which resides outside of the closed block, is based upon cumulative actual and expected earnings within the closed block. Accordingly, the Company's net income continues to be sensitive to the actual performance of the closed block.

  Closed block assets, liabilities, revenues and expenses are combined on a line-by-line basis with the assets, liabilities, revenues and expenses outside the closed block based on the nature of the particular item.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

7. Closed Block (continued)


  Information regarding the closed block liabilities and assets designated to the closed block was as follows at:

                                                                                      December 31,
                                                                                   -------------------
                                                                                     2013      2012
                                                                                   --------- ---------
                                                                                      (In millions)
Closed Block Liabilities
Future policy benefits............................................................ $  42,076 $  42,586
Other policy-related balances.....................................................       298       298
Policyholder dividends payable....................................................       456       466
Policyholder dividend obligation..................................................     1,771     3,828
Current income tax payable........................................................        18        --
Other liabilities.................................................................       582       602
                                                                                   --------- ---------
   Total closed block liabilities.................................................    45,201    47,780
                                                                                   --------- ---------
Assets Designated to the Closed Block
Investments:
 Fixed maturity securities available-for-sale, at estimated fair value............    28,374    30,546
 Equity securities available-for-sale, at estimated fair value....................        86        41
 Mortgage loans...................................................................     6,155     6,192
 Policy loans.....................................................................     4,669     4,670
 Real estate and real estate joint ventures.......................................       492       459
 Other invested assets............................................................       814       953
                                                                                   --------- ---------
   Total investments..............................................................    40,590    42,861
Cash and cash equivalents.........................................................       238       381
Accrued investment income.........................................................       477       481
Premiums, reinsurance and other receivables.......................................        98       107
Current income tax recoverable....................................................        --         2
Deferred income tax assets........................................................       293       319
                                                                                   --------- ---------
   Total assets designated to the closed block....................................    41,696    44,151
                                                                                   --------- ---------
Excess of closed block liabilities over assets designated to the closed block.....     3,505     3,629
                                                                                   --------- ---------
Amounts included in AOCI:
 Unrealized investment gains (losses), net of income tax..........................     1,502     2,891
 Unrealized gains (losses) on derivatives, net of income tax......................       (3)         9
 Allocated to policyholder dividend obligation, net of income tax.................   (1,151)   (2,488)
                                                                                   --------- ---------
   Total amounts included in AOCI.................................................       348       412
                                                                                   --------- ---------
Maximum future earnings to be recognized from closed block assets and liabilities. $   3,853 $   4,041
                                                                                   ========= =========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

7. Closed Block (continued)


  Information regarding the closed block policyholder dividend obligation was as follows:

                                                                                      Years Ended December 31,
                                                                                 ----------------------------------
                                                                                     2013        2012       2011
                                                                                 ------------ ---------- ----------
                                                                                           (In millions)
Balance at January 1,........................................................... $      3,828 $    2,919 $      876
Change in unrealized investment and derivative gains (losses)...................      (2,057)        909      2,043
                                                                                 ------------ ---------- ----------
Balance at December 31,......................................................... $      1,771 $    3,828 $    2,919
                                                                                 ============ ========== ==========

  Information regarding the closed block revenues and expenses was as follows:

                                                                           Years Ended December 31,
                                                                          --------------------------
                                                                            2013     2012     2011
                                                                          -------- -------- --------
                                                                                (In millions)
Revenues
Premiums................................................................. $  1,987 $  2,139 $  2,306
Net investment income....................................................    2,130    2,188    2,231
Net investment gains (losses)............................................       25       61       32
Net derivative gains (losses)............................................      (6)     (12)        8
                                                                          -------- -------- --------
   Total revenues........................................................    4,136    4,376    4,577
                                                                          -------- -------- --------
Expenses
Policyholder benefits and claims.........................................    2,702    2,783    2,991
Policyholder dividends...................................................      979    1,072    1,137
Other expenses...........................................................      165      179      193
                                                                          -------- -------- --------
   Total expenses........................................................    3,846    4,034    4,321
                                                                          -------- -------- --------
Revenues, net of expenses before provision for income tax expense
  (benefit)..............................................................      290      342      256
Provision for income tax expense (benefit)...............................      101      120       89
                                                                          -------- -------- --------
Revenues, net of expenses and provision for income tax expense (benefit)
  from continuing operations.............................................      189      222      167
Revenues, net of expenses and provision for income tax expense (benefit)
  from discontinued operations...........................................       --       10        1
                                                                          -------- -------- --------
Revenues, net of expenses and provision for income tax expense
  (benefit).............................................................. $    189 $    232 $    168
                                                                          ======== ======== ========

  Metropolitan Life Insurance Company charges the closed block with federal income taxes, state and local premium taxes and other additive state or local taxes, as well as investment management expenses relating to the closed block as provided in the Plan. Metropolitan Life Insurance Company also charges the closed block for expenses of maintaining the policies included in the closed block.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


8. Investments

  See Note 10 for information about the fair value hierarchy for investments and the related valuation methodologies.

Investment Risks and Uncertainties

  Investments are exposed to the following primary sources of risk: credit, interest rate, liquidity, market valuation, currency and real estate risk. The financial statement risks, stemming from such investment risks, are those associated with the determination of estimated fair values, the diminished ability to sell certain investments in times of strained market conditions, the recognition of impairments, the recognition of income on certain investments and the potential consolidation of VIEs. The use of different methodologies, assumptions and inputs relating to these financial statement risks may have a material effect on the amounts presented within the consolidated financial statements.

  The determination of valuation allowances and impairments is highly subjective and is based upon periodic evaluations and assessments of known and inherent risks associated with the respective asset class. Such evaluations and assessments are revised as conditions change and new information becomes available.

  The recognition of income on certain investments (e.g. structured securities, including mortgage-backed securities, asset-backed securities ("ABS"), certain structured investment transactions and trading and FVO securities) is dependent upon certain factors such as prepayments and defaults, and changes in such factors could result in changes in amounts to be earned.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)


Fixed Maturity and Equity Securities AFS

 Fixed Maturity and Equity Securities AFS by Sector

   The following table presents the fixed maturity and equity securities AFS by sector. Redeemable preferred stock is reported within U.S. corporate and foreign corporate fixed maturity securities and non-redeemable preferred stock is reported within equity securities. Included within fixed maturity securities are structured securities including RMBS, commercial mortgage-backed securities ("CMBS") and ABS.

                                         December 31, 2013                             December 31, 2012
                           --------------------------------------------- ---------------------------------------------
                                         Gross Unrealized                              Gross Unrealized
                            Cost or  ------------------------- Estimated  Cost or  ------------------------- Estimated
                           Amortized          Temporary  OTTI    Fair    Amortized          Temporary  OTTI    Fair
                             Cost     Gains    Losses   Losses   Value     Cost     Gains    Losses   Losses   Value
                           --------- -------- --------- ------ --------- --------- -------- --------- ------ ---------
                                                                  (In millions)
Fixed maturity securities
U.S. corporate............ $ 60,244  $  4,678  $   693   $ --  $  64,229 $  59,587 $  7,717   $ 304   $   -- $  67,000
U.S. Treasury and agency..   29,508     1,730      694     --     30,544    28,252    4,408       9       --    32,651
Foreign corporate (1).....   27,082     1,959      285     --     28,756    27,231    3,128     126      (1)    30,234
RMBS......................   24,119     1,109      368    150     24,710    23,792    1,716     226      257    25,025
CMBS......................    8,203       262       89     --      8,376     9,264      559      37       --     9,786
ABS (1)...................    7,789       151      117    (1)      7,824     8,025      205     105       --     8,125
State and political
 subdivision..............    5,386       467       76     --      5,777     5,554    1,184      18       --     6,720
Foreign government........    3,040       597      107     --      3,530     3,052    1,086       3       --     4,135
                           --------  --------  -------   ----  --------- --------- --------   -----   ------ ---------
 Total fixed maturity
  securities.............. $165,371  $ 10,953  $ 2,429   $149  $ 173,746 $ 164,757 $ 20,003   $ 828   $  256 $ 183,676
                           ========  ========  =======   ====  ========= ========= ========   =====   ====== =========
Equity securities
Common stock.............. $  1,070  $     97  $     3   $ --  $   1,164 $   1,013 $     33   $   5   $   -- $   1,041
Non-redeemable preferred
 stock....................      743        62       77     --        728       528       41     111       --       458
                           --------  --------  -------   ----  --------- --------- --------   -----   ------ ---------
 Total equity securities.. $  1,813  $    159  $    80   $ --  $   1,892 $   1,541 $     74   $ 116   $   -- $   1,499
                           ========  ========  =======   ====  ========= ========= ========   =====   ====== =========

--------

(1)The noncredit loss component of OTTI losses was in an unrealized gain position of $1 million for ABS at December 31, 2013, and $1 million for foreign corporate securities at December 31, 2012, due to increases in estimated fair value subsequent to initial recognition of noncredit losses on such securities. See also "--Net Unrealized Investment Gains (Losses)."

   The Company held non-income producing fixed maturity securities with an estimated fair value of $38 million and $41 million with unrealized gains (losses) of $12 million and $6 million at December 31, 2013 and 2012, respectively.

 Methodology for Amortization of Premium and Accretion of Discount on Structured Securities

   Amortization of premium and accretion of discount on structured securities considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the originally anticipated and the actual

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)

 prepayments received and currently anticipated. Prepayment assumptions for single class and multi-class mortgage-backed and ABS are estimated using inputs obtained from third-party specialists and based on management's knowledge of the current market. For credit-sensitive mortgage-backed and ABS and certain prepayment-sensitive securities, the effective yield is recalculated on a prospective basis. For all other mortgage-backed and ABS, the effective yield is recalculated on a retrospective basis.

 Maturities of Fixed Maturity Securities

   The amortized cost and estimated fair value of fixed maturity securities, by contractual maturity date, were as follows at:

                                                                  December 31,
                                                   -------------------------------------------
                                                           2013                  2012
                                                   --------------------- ---------------------
                                                              Estimated             Estimated
                                                   Amortized    Fair     Amortized    Fair
                                                     Cost       Value      Cost       Value
                                                   ---------- ---------- ---------- ----------
                                                                  (In millions)
Due in one year or less........................... $    6,411 $    6,516 $   12,671 $   12,796
Due after one year through five years.............     34,696     36,556     30,187     32,160
Due after five years through ten years............     35,725     38,347     34,983     40,009
Due after ten years...............................     48,428     51,417     45,835     55,775
                                                   ---------- ---------- ---------- ----------
  Subtotal........................................    125,260    132,836    123,676    140,740
Structured securities (RMBS, CMBS and ABS)........     40,111     40,910     41,081     42,936
                                                   ---------- ---------- ---------- ----------
  Total fixed maturity securities................. $  165,371 $  173,746 $  164,757 $  183,676
                                                   ========== ========== ========== ==========

   Actual maturities may differ from contractual maturities due to the exercise of call or prepayment options. Fixed maturity securities not due at a single maturity date have been presented in the year of final contractual maturity. RMBS, CMBS and ABS are shown separately, as they are not due at a single maturity.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)


 Continuous Gross Unrealized Losses for Fixed Maturity and Equity Securities AFS by Sector

   The following table presents the estimated fair value and gross unrealized losses of fixed maturity and equity securities AFS in an unrealized loss position, aggregated by sector and by length of time that the securities have been in a continuous unrealized loss position.

                                              December 31, 2013                         December 31, 2012
                                  ----------------------------------------- -----------------------------------------
                                                       Equal to or Greater                       Equal to or Greater
                                  Less than 12 Months     than 12 Months    Less than 12 Months     than 12 Months
                                  -------------------- -------------------- -------------------- --------------------
                                  Estimated   Gross    Estimated   Gross    Estimated   Gross    Estimated   Gross
                                    Fair    Unrealized   Fair    Unrealized   Fair    Unrealized   Fair    Unrealized
                                    Value     Losses     Value     Losses     Value     Losses     Value     Losses
                                  --------- ---------- --------- ---------- --------- ---------- --------- ----------
                                                      (In millions, except number of securities)
Fixed maturity securities
U.S. corporate................... $   8,512  $    426  $  1,948    $  267   $  2,567     $ 58    $  2,507    $  246
U.S. Treasury and agency.........    10,077       687        33         7      1,576        9          --        --
Foreign corporate................     4,217       176       952       109        758       34       1,381        91
RMBS.............................     8,194       291     1,675       227        639       18       3,098       465
CMBS.............................     2,022        74       221        15        727        5         308        32
ABS..............................     1,701        28       530        88      1,246       22         697        83
State and political
 subdivision.....................       737        44        92        32         92        1         103        17
Foreign government...............       763        94        54        13        106        1          27         2
                                  ---------  --------  --------    ------   --------     ----    --------    ------
  Total fixed maturity
   securities.................... $  36,223  $  1,820  $  5,505    $  758   $  7,711     $148    $  8,121    $  936
                                  =========  ========  ========    ======   ========     ====    ========    ======
Equity securities
Common stock..................... $      37  $      3  $     --    $   --   $     62     $  5    $      1    $   --
Non-redeemable preferred
 stock...........................       222        41       125        36         --       --         190       111
                                  ---------  --------  --------    ------   --------     ----    --------    ------
  Total equity securities........ $     259  $     44  $    125    $   36   $     62     $  5    $    191    $  111
                                  ---------  --------  --------    ------   --------     ----    --------    ------
Total number of securities in an
 unrealized loss position........     2,211                 469                  622                  637
                                  =========            ========             ========             ========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)


 Evaluation of AFS Securities for OTTI and Evaluating Temporarily Impaired AFS Securities

  Evaluation and Measurement Methodologies

    Management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used in the impairment evaluation process include, but are not limited to: (i) the length of time and the extent to which the estimated fair value has been below cost or amortized cost;
  (ii) the potential for impairments when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector; (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments where the issuer, series of issuers or industry has suffered a catastrophic loss or has exhausted natural resources; (vi) with respect to fixed maturity securities, whether the Company has the intent to sell or will more likely than not be required to sell a particular security before the decline in estimated fair value below amortized cost recovers; (vii) with respect to structured securities, changes in forecasted cash flows after considering the quality of underlying collateral, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying assets backing a particular security, and the payment priority within the tranche structure of the security; and (viii) other subjective factors, including concentrations and information obtained from regulators and rating agencies.

    The methodology and significant inputs used to determine the amount of credit loss on fixed maturity securities are as follows:

   . The Company calculates the recovery value by performing a discounted cash flow analysis based on the present value of future cash flows. The discount rate is generally the effective interest rate of the security prior to impairment.

   . When determining collectability and the period over which value is expected to recover, the Company applies considerations utilized in its overall impairment evaluation process which incorporates information regarding the specific security, fundamentals of the industry and geographic area in which the security issuer operates, and overall macroeconomic conditions. Projected future cash flows are estimated using assumptions derived from management's best estimates of likely scenario-based outcomes after giving consideration to a variety of variables that include, but are not limited to: payment terms of the security; the likelihood that the issuer can service the interest and principal payments; the quality and amount of any credit enhancements; the security's position within the capital structure of the issuer; possible corporate restructurings or asset sales by the issuer; and changes to the rating of the security or the issuer by rating agencies.

   . Additional considerations are made when assessing the unique features that apply to certain structured securities including, but not limited to: the quality of underlying collateral, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying loans or assets backing a particular security, and the payment priority within the tranche structure of the security.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)


   . When determining the amount of the credit loss for U.S. and foreign corporate securities, foreign government securities and state and political subdivision securities, the estimated fair value is considered the recovery value when available information does not indicate that another value is more appropriate. When information is identified that indicates a recovery value other than estimated fair value, management considers in the determination of recovery value the same considerations utilized in its overall impairment evaluation process as described above, as well as any private and public sector programs to restructure such securities.

    With respect to securities that have attributes of debt and equity (perpetual hybrid securities), consideration is given in the OTTI analysis as to whether there has been any deterioration in the credit of the issuer and the likelihood of recovery in value of the securities that are in a severe and extended unrealized loss position. Consideration is also given as to whether any perpetual hybrid securities, with an unrealized loss, regardless of credit rating, have deferred any dividend payments. When an OTTI loss has occurred, the OTTI loss is the entire difference between the perpetual hybrid security's cost and its estimated fair value with a corresponding charge to earnings.

    The cost or amortized cost of fixed maturity and equity securities is adjusted for OTTI in the period in which the determination is made. The Company does not change the revised cost basis for subsequent recoveries in value.

    In periods subsequent to the recognition of OTTI on a fixed maturity security, the Company accounts for the impaired security as if it had been purchased on the measurement date of the impairment. Accordingly, the discount (or reduced premium) based on the new cost basis is accreted over the remaining term of the fixed maturity security in a prospective manner based on the amount and timing of estimated future cash flows.

  Current Period Evaluation

    Based on the Company's current evaluation of its AFS securities in an unrealized loss position in accordance with its impairment policy, and the Company's current intentions and assessments (as applicable to the type of security) about holding, selling and any requirements to sell these securities, the Company has concluded that these securities are not other-than-temporarily impaired at December 31, 2013. Future OTTI will depend primarily on economic fundamentals, issuer performance (including changes in the present value of future cash flows expected to be collected), and changes in credit ratings, collateral valuation, interest rates and credit spreads. If economic fundamentals deteriorate or if there are adverse changes in the above factors, OTTI may be incurred in upcoming periods.

    Gross unrealized losses on fixed maturity securities increased $1.5 billion during the year ended December 31, 2013 from $1.1 billion to $2.6 billion. The increase in gross unrealized losses for the year ended December 31, 2013, was primarily attributable to an increase in interest rates, partially offset by narrowing credit spreads.

    At December 31, 2013, $163 million of the total $2.6 billion of gross unrealized losses were from 60 fixed maturity securities with an unrealized loss position of 20% or more of amortized cost for six months or greater.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)


  Investment Grade Fixed Maturity Securities

    Of the $163 million of gross unrealized losses on fixed maturity securities with an unrealized loss of 20% or more of amortized cost for six months or greater, $76 million, or 47%, are related to gross unrealized losses on 39 investment grade fixed maturity securities. Unrealized losses on investment grade fixed maturity securities are principally related to widening credit spreads and, with respect to fixed-rate fixed maturity securities, rising interest rates since purchase.

  Below Investment Grade Fixed Maturity Securities

    Of the $163 million of gross unrealized losses on fixed maturity securities with an unrealized loss of 20% or more of amortized cost for six months or greater, $87 million, or 53%, are related to gross unrealized losses on 21 below investment grade fixed maturity securities. Unrealized losses on below investment grade fixed maturity securities are principally related to non-agency RMBS (primarily alternative residential mortgage loans) and ABS (primarily foreign ABS) and are the result of significantly wider credit spreads resulting from higher risk premiums since purchase, largely due to economic and market uncertainties including concerns over unemployment levels and valuations of residential real estate supporting non-agency RMBS. Management evaluates non-agency RMBS and ABS based on actual and projected cash flows after considering the quality of underlying collateral, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying assets backing a particular security, and the payment priority within the tranche structure of the security.

  Equity Securities

    Gross unrealized losses on equity securities decreased $36 million during the year ended December 31, 2013 from $116 million to $80 million. Of the $80 million, $33 million were from ten equity securities with gross unrealized losses of 20% or more of cost for 12 months or greater, all of which were financial services industry investment grade non-redeemable preferred stock, of which 68% were rated A or better.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)


Mortgage Loans

 Mortgage Loans by Portfolio Segment

   Mortgage loans are summarized as follows at:

                                                                    December 31,
                                                     ------------------------------------------
                                                             2013                  2012
                                                     --------------------  --------------------
                                                       Carrying     % of     Carrying     % of
                                                         Value      Total      Value      Total
                                                     ------------- ------  ------------- ------
                                                     (In millions)         (In millions)
Mortgage loans held-for-investment:
 Commercial.........................................   $  33,072    71.9 %   $  33,369    74.7 %
 Agricultural.......................................      11,025     24.0       11,487     25.7
 Residential........................................       1,858      4.0          105      0.3
                                                       ---------   ------    ---------   ------
   Subtotal (1).....................................      45,955     99.9       44,961    100.7
 Valuation allowances...............................       (272)    (0.6)        (304)    (0.7)
                                                       ---------   ------    ---------   ------
   Subtotal mortgage loans held-for-investment, net.      45,683     99.3       44,657    100.0
 Residential -- FVO.................................         338      0.7           --       --
                                                       ---------   ------    ---------   ------
   Total mortgage loans held-for-investment, net....      46,021    100.0       44,657    100.0
                                                       ---------   ------    ---------   ------
Mortgage loans held-for-sale........................           3       --           --       --
                                                       ---------   ------    ---------   ------
     Total mortgage loans, net......................   $  46,024   100.0 %   $  44,657   100.0 %
                                                       =========   ======    =========   ======

--------

(1)In 2013, the Company purchased $319 million, $1 million and $1.8 billion of commercial, agricultural and residential mortgage loans, respectively. In 2012, the Company purchased $1.2 billion, $191 million and $105 million of commercial, agricultural and residential mortgage loans, respectively, of which $1.2 billion, and $191 million of commercial and agricultural mortgage loans, respectively, were purchased at estimated fair value from an affiliate, MetLife Bank, National Association ("MetLife Bank").

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)


 Mortgage Loans and Valuation Allowance by Portfolio Segment

   The carrying value prior to valuation allowance ("recorded investment") in mortgage loans held-for-investment, by portfolio segment, by method of evaluation of credit loss, and the related valuation allowances, by type of credit loss, were as follows at:

                                                                       December 31,
                                -------------------------------------------------------------------------------------------
                                                    2013                                          2012
                                --------------------------------------------- ---------------------------------------------
                                Commercial Agricultural Residential   Total   Commercial Agricultural Residential   Total
                                ---------- ------------ ----------- --------- ---------- ------------ ----------- ---------
                                                                       (In millions)
Mortgage loans:
  Evaluated individually for
   credit losses............... $     415   $      96    $      4   $     515 $     441   $     181     $   --    $     622
  Evaluated collectively for
   credit losses...............    32,657      10,929       1,854      45,440    32,928      11,306        105       44,339
                                ---------   ---------    --------   --------- ---------   ---------     ------    ---------
   Total mortgage loans........    33,072      11,025       1,858      45,955    33,369      11,487        105       44,961
                                ---------   ---------    --------   --------- ---------   ---------     ------    ---------
Valuation allowances:..........
  Specific credit losses.......        49           7          --          56        84          21         --          105
  Non-specifically identified
   credit losses...............       164          33          19         216       172          27         --          199
                                ---------   ---------    --------   --------- ---------   ---------     ------    ---------
   Total valuation
    allowances.................       213          40          19         272       256          48         --          304
                                ---------   ---------    --------   --------- ---------   ---------     ------    ---------
    Mortgage loans, net of
     valuation
     allowance................. $  32,859   $  10,985    $  1,839   $  45,683 $  33,113   $  11,439     $  105    $  44,657
                                =========   =========    ========   ========= =========   =========     ======    =========

 Valuation Allowance Rollforward by Portfolio Segment

   The changes in the valuation allowance, by portfolio segment, were as follows:

                                 Commercial Agricultural  Residential  Total
                                 ---------- ------------- ----------- --------
                                            (In millions)
 Balance at January 1, 2011.....  $    441     $    81      $    --   $    522
 Provision (release)............     (111)         (2)           --      (113)
 Charge-offs, net of recoveries.      (12)         (4)           --       (16)
                                  --------     -------      -------   --------
 Balance at December 31, 2011...       318          75           --        393
 Provision (release)............      (50)           2           --       (48)
 Charge-offs, net of recoveries.      (12)        (24)           --       (36)
 Transfers to held-for-sale.....        --         (5)           --        (5)
                                  --------     -------      -------   --------
 Balance at December 31, 2012...       256          48           --        304
 Provision (release)............      (43)           3           19       (21)
 Charge-offs, net of recoveries.        --        (11)           --       (11)
                                  --------     -------      -------   --------
 Balance at December 31, 2013...  $    213     $    40      $    19   $    272
                                  ========     =======      =======   ========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)


  Valuation Allowance Methodology

    Mortgage loans are considered to be impaired when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the loan agreement. Specific valuation allowances are established using the same methodology for all three portfolio segments as the excess carrying value of a loan over either (i) the present value of expected future cash flows discounted at the loan's original effective interest rate, (ii) the estimated fair value of the loan's underlying collateral if the loan is in the process of foreclosure or otherwise collateral dependent, or (iii) the loan's observable market price. A common evaluation framework is used for establishing non-specific valuation allowances for all loan portfolio segments; however, a separate non-specific valuation allowance is calculated and maintained for each loan portfolio segment that is based on inputs unique to each loan portfolio segment. Non-specific valuation allowances are established for pools of loans with similar risk characteristics where a property-specific or market-specific risk has not been identified, but for which the Company expects to incur a credit loss. These evaluations are based upon several loan portfolio segment-specific factors, including the Company's experience for loan losses, defaults and loss severity, and loss expectations for loans with similar risk characteristics. These evaluations are revised as conditions change and new information becomes available.

  Commercial and Agricultural Mortgage Loan Portfolio Segments

    The Company typically uses several years of historical experience in establishing non-specific valuation allowances which captures multiple economic cycles. For evaluations of commercial mortgage loans, in addition to historical experience, management considers factors that include the impact of a rapid change to the economy, which may not be reflected in the loan portfolio, and recent loss and recovery trend experience as compared to historical loss and recovery experience. For evaluations of agricultural mortgage loans, in addition to historical experience, management considers factors that include increased stress in certain sectors, which may be evidenced by higher delinquency rates, or a change in the number of higher risk loans. On a quarterly basis, management incorporates the impact of these current market events and conditions on historical experience in determining the non-specific valuation allowance established for commercial and agricultural mortgage loans.

    All commercial mortgage loans are reviewed on an ongoing basis which may include an analysis of the property financial statements and rent roll, lease rollover analysis, property inspections, market analysis, estimated valuations of the underlying collateral, loan-to-value ratios, debt service coverage ratios, and tenant creditworthiness. All agricultural mortgage loans are monitored on an ongoing basis. The monitoring process focuses on higher risk loans, which include those that are classified as restructured, delinquent or in foreclosure, as well as loans with higher loan-to-value ratios and lower debt service coverage ratios. The monitoring process for agricultural mortgage loans is generally similar to the commercial mortgage loan monitoring process, with a focus on higher risk loans, including reviews on a geographic and property-type basis. Higher risk loans are reviewed individually on an ongoing basis for potential credit loss and specific valuation allowances are established using the methodology described above. Quarterly, the remaining loans are reviewed on a pool basis by aggregating groups of loans that have similar risk characteristics for potential credit loss, and non-specific valuation allowances are established as described above using inputs that are unique to each segment of the loan portfolio.

    For commercial mortgage loans, the primary credit quality indicator is the debt service coverage ratio, which compares a property's net operating income to amounts needed to service the principal and interest due

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)

  under the loan. Generally, the lower the debt service coverage ratio, the higher the risk of experiencing a credit loss. The Company also reviews the loan-to-value ratio of its commercial mortgage loan portfolio. Loan-to-value ratios compare the unpaid principal balance of the loan to the estimated fair value of the underlying collateral. Generally, the higher the loan-to-value ratio, the higher the risk of experiencing a credit loss. The debt service coverage ratio and loan-to-value ratio, as well as the values utilized in calculating these ratios, are updated annually, on a rolling basis, with a portion of the loan portfolio updated each quarter.

    For agricultural mortgage loans, the Company's primary credit quality indicator is the loan-to-value ratio. The values utilized in calculating this ratio are developed in connection with the ongoing review of the agricultural mortgage loan portfolio and are routinely updated.

  Residential Mortgage Loan Portfolio Segment

    The Company's residential mortgage loan portfolio is comprised primarily of closed end, amortizing residential mortgage loans. For evaluations of residential mortgage loans, the key inputs of expected frequency and expected loss reflect current market conditions, with expected frequency adjusted, when appropriate, for differences from market conditions and the Company's historical experience. In contrast to the commercial and agricultural mortgage loan portfolios, residential mortgage loans are smaller-balance homogeneous loans that are collectively evaluated for impairment. Non-specific valuation allowances are established using the evaluation framework described above for pools of loans with similar risk characteristics from inputs that are unique to the residential segment of the loan portfolio. Loan specific valuation allowances are only established on residential mortgage loans when they have been restructured and are established using the methodology described above for all loan portfolio segments.

    For residential mortgage loans, the Company's primary credit quality indicator is whether the loan is performing or nonperforming. The Company generally defines nonperforming residential mortgage loans as those that are 60 or more days past due and/or in non-accrual status which is assessed monthly. Generally, nonperforming residential mortgage loans have a higher risk of experiencing a credit loss.

 Credit Quality of Commercial Mortgage Loans

   The credit quality of commercial mortgage loans held-for-investment, were as follows:

                                   Recorded Investment
                       -------------------------------------------
                       Debt Service Coverage Ratios
                       -----------------------------         % of     Estimated   % of
                       > 1.20x 1.00x - 1.20x < 1.00x  Total  Total   Fair Value   Total
                       ------- ------------- ------- ------- -----  ------------- -----
                                   (In millions)                    (In millions)
December 31, 2013:
Loan-to-value ratios:
Less than 65%......... $24,585    $  476      $596   $25,657  77.6%    $26,900     78.4%
65% to 75%............   5,219       438       104     5,761  17.4       5,852     17.1
76% to 80%............     444       157       189       790   2.4         776      2.3
Greater than 80%......     583       205        76       864   2.6         769      2.2
                       -------    ------      ----   ------- -----     -------    -----
 Total................ $30,831    $1,276      $965   $33,072 100.0%    $34,297    100.0%
                       =======    ======      ====   ======= =====     =======    =====

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)

                                      Recorded Investment
                       ------------------------------------------------
                         Debt Service Coverage Ratios
                       --------------------------------           % of     Estimated   % of
                        > 1.20x  1.00x - 1.20x < 1.00x    Total   Total   Fair Value   Total
                       --------- ------------- -------- --------- -----  ------------- -----
                                     (In millions)                       (In millions)
December 31, 2012:
Loan-to-value ratios:
Less than 65%......... $  24,906   $    452    $    575 $  25,933  77.7%   $  27,894    78.8%
65% to 75%............     4,254        641         108     5,003  15.0        5,218    14.7
76% to 80%............       448        123         259       830   2.5          863     2.4
Greater than 80%......       847        501         255     1,603   4.8        1,451     4.1
                       ---------   --------    -------- --------- -----    ---------   -----
 Total................ $  30,455   $  1,717    $  1,197 $  33,369 100.0%   $  35,426   100.0%
                       =========   ========    ======== ========= =====    =========   =====

 Credit Quality of Agricultural Mortgage Loans

   The credit quality of agricultural mortgage loans held-for-investment, were as follows:

                                             December 31,
                             --------------------------------------------
                                      2013                   2012
                             ---------------------  ---------------------
                               Recorded     % of      Recorded     % of
                              Investment    Total    Investment    Total
                             ------------- -------  ------------- -------
                             (In millions)          (In millions)
      Loan-to-value ratios:
      Less than 65%.........   $  10,165      92.2%   $  10,628      92.5%
      65% to 75%............         659       6.0          514       4.5
      76% to 80%............          84       0.8           92       0.8
      Greater than 80%......         117       1.0          253       2.2
                               ---------   -------    ---------   -------
       Total................   $  11,025     100.0%   $  11,487     100.0%
                               =========   =======    =========   =======

   The estimated fair value of agricultural mortgage loans held-for-investment was $11.3 billion and $11.8 billion at December 31, 2013 and 2012, respectively.

 Credit Quality of Residential Mortgage Loans

   The credit quality of residential mortgage loans held-for-investment, were as follows:

                                              December 31,
                              --------------------------------------------
                                       2013                   2012
                              ---------------------  ---------------------
                                Recorded     % of      Recorded     % of
                               Investment    Total    Investment    Total
                              ------------- -------  ------------- -------
                              (In millions)          (In millions)
     Performance indicators:
     Performing..............   $  1,812       97.5%    $  105       100.0%
     Nonperforming...........         46        2.5         --          --
                                --------    -------     ------     -------
      Total..................   $  1,858      100.0%    $  105       100.0%
                                ========    =======     ======     =======

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)


   The estimated fair value of residential mortgage loans held-for-investment was $1.8 billion and $109 million at December 31, 2013 and 2012, respectively.

 Past Due and Interest Accrual Status of Mortgage Loans

  The Company has a high quality, well performing mortgage loan portfolio, with 99% of all mortgage loans classified as performing at both December 31, 2013 and 2012. The Company defines delinquency consistent with industry practice, when mortgage loans are past due as follows: commercial and residential mortgage loans -- 60 days and agricultural mortgage loans -- 90 days. The past due and accrual status of mortgage loans at recorded investment, prior to valuation allowances, by portfolio segment, were as follows at:

                                                   Greater than 90 Days Past Due and
                           Past Due                     Still Accruing Interest                Nonaccrual Status
              ----------------------------------- ----------------------------------- -----------------------------------
              December 31, 2013 December 31, 2012 December 31, 2013 December 31, 2012 December 31, 2013 December 31, 2012
              ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
                                                             (In millions)
Commercial...     $     --          $      --         $     --          $     --          $     169         $      83
Agricultural.           44                116               --                53                 47                67
Residential..           46                 --               --                --                 46                --
                  --------          ---------         --------          --------          ---------         ---------
 Total            $     90          $     116         $     --          $     53          $     262         $     150
                  ========          =========         ========          ========          =========         =========

 Impaired Mortgage Loans

   Impaired mortgage loans held-for-investment, including those modified in a troubled debt restructuring, by portfolio segment, were as follows at and for the years ended:

                                                          Loans without
                  Loans with a Valuation Allowance     a Valuation Allowance           All Impaired Loans
              ---------------------------------------- --------------------  --------------------------------------
               Unpaid                                   Unpaid                Unpaid             Average
              Principal  Recorded  Valuation  Carrying Principal   Recorded  Principal Carrying  Recorded  Interest
               Balance  Investment Allowances  Value    Balance   Investment  Balance   Value   Investment  Income
              --------- ---------- ---------- -------- ---------  ---------- --------- -------- ---------- --------
                                                         (In millions)
December 31, 2013:
Commercial...  $  173     $  169     $   49    $  120   $  247      $  246    $  420    $  366    $  430    $  12
Agricultural.      64         62          7        55       35          34        99        89       151        9
Residential..      --         --         --        --        5           4         5         4         2       --
               ------     ------     ------    ------   ------      ------    ------    ------    ------    -----
  Total......  $  237     $  231     $   56    $  175   $  287      $  284    $  524    $  459    $  583    $  21
               ======     ======     ======    ======   ======      ======    ======    ======    ======    =====
December 31, 2012:
Commercial...  $  367     $  359     $   84    $  275   $   82      $   82    $  449    $  357    $  384    $  11
Agricultural.     110        107         21        86       79          74       189       160       201        8
Residential..      --         --         --        --       --          --        --        --        --       --
               ------     ------     ------    ------   ------      ------    ------    ------    ------    -----
  Total......  $  477     $  466     $  105    $  361   $  161      $  156    $  638    $  517    $  585    $  19
               ======     ======     ======    ======   ======      ======    ======    ======    ======    =====

   Unpaid principal balance is generally prior to any charge-offs. Interest income recognized is primarily cash basis income. The average recorded investment for commercial, agricultural and residential mortgage loans was $257 million, $239 million and $0, respectively, for the year ended
 December 31, 2011; and interest income recognized for commercial, agricultural and residential mortgage loans was $5 million, $3 million and $0, respectively, for the year ended December 31, 2011.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)


 Mortgage Loans Modified in a Troubled Debt Restructuring

   For a small portion of the mortgage loan portfolio, classified as troubled debt restructurings, concessions are granted related to borrowers experiencing financial difficulties. Generally, the types of concessions include: reduction of the contractual interest rate, extension of the maturity date at an interest rate lower than current market interest rates, and/or a reduction of accrued interest. The amount, timing and extent of the concession granted is considered in determining any impairment or changes in the specific valuation allowance recorded with the restructuring. Through the continuous monitoring process, a specific valuation allowance may have been recorded prior to the quarter when the mortgage loan is modified in a troubled debt restructuring. Accordingly, the carrying value (after specific valuation allowance) before and after modification through a troubled debt restructuring may not change significantly, or may increase if the expected recovery is higher than the pre-modification recovery assessment. The number of mortgage loans and carrying value after specific valuation allowance of mortgage loans modified during the period in a troubled debt restructuring were as follows:

                                                   Years Ended December 31,
              ---------------------------------------------------------------------------------------------------
                                    2013                                              2012
              ------------------------------------------------- -------------------------------------------------
                Number of      Carrying Value after Specific      Number of      Carrying Value after Specific
              Mortgage Loans        Valuation Allowance         Mortgage Loans        Valuation Allowance
              -------------- ---------------------------------- -------------- ----------------------------------
                             Pre-Modification Post-Modification                Pre-Modification Post-Modification
                             ---------------- -----------------                ---------------- -----------------
                                       (In millions)                                     (In millions)
Commercial...          1         $    49           $    49              1          $    168         $    152
Agricultural.          2              24                24              5                17               16
Residential..         27               5                 5             --                --               --
                  ------         -------           -------          -----          --------         --------
 Total.......         30         $    78           $    78              6          $    185         $    168
                  ======         =======           =======          =====          ========         ========

   The Company had one residential mortgage loan modified in a troubled debt restructuring with a subsequent payment default with a carrying value of less than $1 million at December 31, 2013. There were no mortgage loans modified in a troubled debt restructuring with a subsequent payment default at December 31, 2012. Payment default is determined in the same manner as delinquency status as described above.

Other Invested Assets

  Other invested assets is comprised primarily of freestanding derivatives with positive estimated fair values (see Note 9), tax credit and renewable energy partnerships, loans to affiliates (see "- Related Party Investment Transactions") and leveraged leases.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)


 Leveraged Leases

   Investment in leveraged leases consisted of the following at:

                                                               December 31,
                                                             -----------------
                                                               2013     2012
                                                             -------- --------
                                                               (In millions)
  Rental receivables, net................................... $  1,393 $  1,465
  Estimated residual values.................................      853      927
   Subtotal.................................................    2,246    2,392
  Unearned income...........................................    (742)    (834)
                                                             -------- --------
   Investment in leveraged leases, net of non-recourse debt. $  1,504 $  1,558
                                                             ======== ========

   Rental receivables are generally due in periodic installments. The payment periods range from one to 15 years but in certain circumstances can be over 30 years. For rental receivables, the primary credit quality indicator is whether the rental receivable is performing or nonperforming, which is assessed monthly. The Company generally defines nonperforming rental receivables as those that are 90 days or more past due. At December 31, 2013 and 2012, all rental receivables were performing.

   The deferred income tax liability related to leveraged leases was $1.4 billion at both December 31, 2013 and 2012.

   The components of income from investment in leveraged leases, excluding net investment gains (losses), were as follows:

                                                                        Years Ended December 31,
                                                                        ------------------------
                                                                         2013    2012    2011
                                                                         ------   -----   -----
                                                                          (In millions)
Income from investment in leveraged leases............................. $   60   $  34   $ 101
Less: Income tax expense on leveraged leases...........................     21      12      35
                                                                         ------   -----   -----
Investment income after income tax from investment in leveraged leases. $   39   $  22   $  66
                                                                         ======   =====   =====

Cash Equivalents

  The carrying value of cash equivalents, which includes securities and other investments with an original or remaining maturity of three months or less at the time of purchase, was $790 million and $1.1 billion at December 31, 2013 and 2012, respectively.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)


Net Unrealized Investment Gains (Losses)

  The components of net unrealized investment gains (losses), included in AOCI, were as follows:

                                                                           Years Ended December 31,
                                                                         ----------------------------
                                                                           2013     2012      2011
                                                                         -------- --------- ---------
                                                                                (In millions)
Fixed maturity securities............................................... $  8,521 $  19,120 $  14,266
Fixed maturity securities with noncredit OTTI losses in AOCI............    (149)     (256)     (522)
                                                                         -------- --------- ---------
 Total fixed maturity securities........................................    8,372    18,864    13,744
Equity securities.......................................................       83      (13)      (98)
Derivatives.............................................................      361     1,052     1,293
Short-term investments..................................................       --       (2)      (10)
Other...................................................................        5        18        45
                                                                         -------- --------- ---------
 Subtotal...............................................................    8,821    19,919    14,974
                                                                         -------- --------- ---------
Amounts allocated from:
 Insurance liability loss recognition...................................    (610)   (5,120)   (3,495)
 DAC and VOBA related to noncredit OTTI losses recognized in
   AOCI.................................................................        5        12        33
 DAC and VOBA...........................................................    (721)   (1,231)   (1,102)
 Policyholder dividend obligation.......................................  (1,771)   (3,828)   (2,919)
                                                                         -------- --------- ---------
   Subtotal.............................................................  (3,097)  (10,167)   (7,483)
Deferred income tax benefit (expense) related to noncredit OTTI losses
  recognized in AOCI....................................................       51        86       172
Deferred income tax benefit (expense)...................................  (2,070)   (3,498)   (2,794)
                                                                         -------- --------- ---------
Net unrealized investment gains (losses)................................    3,705     6,340     4,869
Net unrealized investment gains (losses) attributable to noncontrolling
  interests.............................................................      (1)       (1)       (1)
                                                                         -------- --------- ---------
Net unrealized investment gains (losses) attributable to Metropolitan
  Life Insurance Company................................................ $  3,704 $   6,339 $   4,868
                                                                         ======== ========= =========

  The changes in fixed maturity securities with noncredit OTTI losses included in AOCI were as follows:

                                                                Years Ended December 31,
                                                              --------------------------
                                                                 2013          2012
                                                                --------      --------
                                                                (In millions)
 Balance at January 1,....................................... $  (256)      $  (522)
 Noncredit OTTI losses and subsequent changes recognized (1).       47          (22)
 Securities sold with previous noncredit OTTI loss...........      114           122
 Subsequent changes in estimated fair value..................     (54)           166
                                                                --------      --------
 Balance at December 31,..................................... $  (149)      $  (256)
                                                                ========      ========

--------

(1)Noncredit OTTI losses and subsequent changes recognized, net of DAC, were $40 million and ($26) million for the years ended December 31, 2013 and 2012, respectively.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)


  The changes in net unrealized investment gains (losses) were as follows:

                                                                            Years Ended December 31,
                                                                         -------------------------------
                                                                           2013       2012       2011
                                                                         --------- ---------- ----------
                                                                                  (In millions)
Balance at January 1,................................................... $   6,339 $    4,868 $    2,418
Fixed maturity securities on which noncredit OTTI losses have been
  recognized............................................................       107        266      (103)
Unrealized investment gains (losses) during the year....................  (11,205)      4,679      9,248
Unrealized investment gains (losses) relating to:
 Insurance liability gain (loss) recognition............................     4,510    (1,625)    (3,069)
 DAC and VOBA related to noncredit OTTI losses recognized in
   AOCI.................................................................       (7)       (21)          6
 DAC and VOBA...........................................................       510      (129)      (269)
 Policyholder dividend obligation.......................................     2,057      (909)    (2,043)
 Deferred income tax benefit (expense) related to noncredit OTTI losses
   recognized in AOCI...................................................      (35)       (86)         34
 Deferred income tax benefit (expense)..................................     1,428      (704)    (1,354)
                                                                         --------- ---------- ----------
Net unrealized investment gains (losses)................................     3,704      6,339      4,868
Net unrealized investment gains (losses) attributable to noncontrolling
  interests.............................................................        --         --         --
                                                                         --------- ---------- ----------
Balance at December 31,................................................. $   3,704 $    6,339 $    4,868
                                                                         ========= ========== ==========
Change in net unrealized investment gains (losses)...................... $ (2,635) $    1,471 $    2,450
Change in net unrealized investment gains (losses) attributable to
  noncontrolling interests..............................................        --         --         --
                                                                         --------- ---------- ----------
Change in net unrealized investment gains (losses) attributable to
  Metropolitan Life Insurance Company................................... $ (2,635) $    1,471 $    2,450
                                                                         ========= ========== ==========

Concentrations of Credit Risk

  There were no investments in any counterparty that were greater than 10% of the Company's equity, other than the U.S. government and its agencies, at both December 31, 2013 and 2012.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)


Securities Lending

  Elements of the securities lending program are presented below at:

                                                             December 31,
                                                          -------------------
                                                            2013      2012
                                                          --------- ---------
                                                             (In millions)
  Securities on loan: (1)
   Amortized cost........................................ $  18,829 $  16,224
   Estimated fair value.................................. $  19,153 $  18,564
  Cash collateral on deposit from counterparties (2)..... $  19,673 $  19,036
  Security collateral on deposit from counterparties (3). $      -- $      46
  Reinvestment portfolio -- estimated fair value......... $  19,822 $  19,392

--------

(1)Included within fixed maturity securities, short-term investments and equity securities.

(2)Included within payables for collateral under securities loaned and other transactions.

(3)Security collateral on deposit from counterparties may not be sold or repledged, unless the counterparty is in default, and is not reflected in the consolidated financial statements.

Invested Assets on Deposit and Pledged as Collateral

  Invested assets on deposit and pledged as collateral are presented below at estimated fair value for cash and cash equivalents, short-term investments, fixed maturity and equity securities, and trading and FVO securities, and at carrying value for mortgage loans at:

                                                                December 31,
                                                              -----------------
                                                                2013     2012
                                                              -------- --------
                                                                (In millions)
 Invested assets on deposit (regulatory deposits)............ $  1,338 $  1,555
 Invested assets pledged as collateral (1)...................   19,555   19,812
                                                              -------- --------
  Total invested assets on deposit and pledged as collateral. $ 20,893 $ 21,367
                                                              ======== ========

--------

(1)The Company has pledged invested assets in connection with various agreements and transactions, including funding agreements (see Note 4), and derivative transactions (see Note 9).

    See "-- Securities Lending" for securities on loan and Note 7 for investments designated to the closed block.

Purchased Credit Impaired Investments

  Investments acquired with evidence of credit quality deterioration since origination and for which it is probable at the acquisition date that the Company will be unable to collect all contractually required payments are classified as purchased credit impaired ("PCI") investments. For each investment, the excess of the cash flows expected to be collected as of the acquisition date over its acquisition date fair value is referred to as the

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)

accretable yield and is recognized as net investment income on an effective yield basis. If subsequently, based on current information and events, it is probable that there is a significant increase in cash flows previously expected to be collected or if actual cash flows are significantly greater than cash flows previously expected to be collected, the accretable yield is adjusted prospectively. The excess of the contractually required payments (including interest) as of the acquisition date over the cash flows expected to be collected as of the acquisition date is referred to as the nonaccretable difference, and this amount is not expected to be realized as net investment income. Decreases in cash flows expected to be collected can result in OTTI.

  The Company's PCI fixed maturity securities were as follows at:

                                                         December 31,
                                                       -----------------
                                                         2013     2012
                                                       -------- --------
                                                         (In millions)
       Outstanding principal and interest balance (1). $  4,653 $  4,335
       Carrying value (2)............................. $  3,601 $  3,441

--------

(1)Represents the contractually required payments, which is the sum of contractual principal, whether or not currently due, and accrued interest.

(2)Estimated fair value plus accrued interest.

  The following table presents information about PCI fixed maturity securities acquired during the periods indicated:

                                                           Years Ended December 31,
                                                         --------------------------
                                                           2013          2012
                                                           ---------    ---------
                                                            (In millions)
   Contractually required payments (including interest). $   1,612     $   1,911
   Cash flows expected to be collected (1).............. $   1,248     $   1,436
   Fair value of investments acquired................... $     841     $     936

--------

(1)Represents undiscounted principal and interest cash flow expectations, at the date of acquisition.

  The following table presents activity for the accretable yield on PCI fixed maturity securities for:

                                                           Years Ended December 31,
                                                         --------------------------
                                                           2013          2012
                                                           ---------    ---------
                                                            (In millions)
    Accretable yield, January 1,........................ $   2,357     $   1,978
    Investments purchased...............................       407           500
    Accretion recognized in earnings....................     (236)         (181)
    Disposals...........................................     (144)          (84)
    Reclassification (to) from nonaccretable difference.        47           144
                                                           ---------    ---------
    Accretable yield, December 31,...................... $   2,431     $   2,357
                                                           =========    =========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)


Collectively Significant Equity Method Investments

  The Company holds investments in real estate joint ventures, real estate funds and other limited partnership interests consisting of leveraged buy-out funds, hedge funds, private equity funds, joint ventures and other funds. The portion of these investments accounted for under the equity method had a carrying value of $8.8 billion at December 31, 2013. The Company's maximum exposure to loss related to these equity method investments is limited to the carrying value of these investments plus unfunded commitments of $2.7 billion at December 31, 2013. Except for certain real estate joint ventures, the Company's investments in real estate funds and other limited partnership interests are generally of a passive nature in that the Company does not participate in the management of the entities.

  As described in Note 1, the Company generally records its share of earnings in its equity method investments using a three-month lag methodology and within net investment income. Aggregate net investment income from these equity method investments exceeded 10% of the Company's consolidated pre-tax income (loss) from continuing operations for two of the three most recent annual periods:
2013 and 2011. The Company is providing the following aggregated summarized financial data for such equity method investments, for the most recent annual periods, in order to provide comparative information. This aggregated summarized financial data does not represent the Company's proportionate share of the assets, liabilities, or earnings of such entities.

  The aggregated summarized financial data presented below reflects the latest available financial information and is as of, and for, the years ended
December 31, 2013, 2012 and 2011. Aggregate total assets of these entities totaled $280.7 billion and $259.4 billion at December 31, 2013 and 2012, respectively. Aggregate total liabilities of these entities totaled $23.5 billion and $22.2 billion at December 31, 2013 and 2012, respectively. Aggregate net income (loss) of these entities totaled $25.0 billion, $16.5 billion and $8.4 billion for the years ended December 31, 2013, 2012 and 2011, respectively. Aggregate net income (loss) from the underlying entities in which the Company invests is primarily comprised of investment income, including recurring investment income and realized and unrealized investment gains (losses).

Variable Interest Entities

  The Company has invested in certain structured transactions (including CSEs) that are VIEs. In certain instances, the Company holds both the power to direct the most significant activities of the entity, as well as an economic interest in the entity and, as such, is deemed to be the primary beneficiary or consolidator of the entity.

  The determination of the VIE's primary beneficiary requires an evaluation of the contractual and implied rights and obligations associated with each party's relationship with or involvement in the entity, an estimate of the entity's expected losses and expected residual returns and the allocation of such estimates to each party involved in the entity. The Company generally uses a qualitative approach to determine whether it is the primary beneficiary. However, for VIEs that are investment companies or apply measurement principles consistent with those utilized by investment companies, the primary beneficiary is based on a risks and rewards model and is defined as the entity that will absorb a majority of a VIE's expected losses, receive a majority of a VIE's expected residual returns if no single entity absorbs a majority of expected losses, or both. The Company reassesses its involvement with VIEs on a quarterly basis. The use of different methodologies, assumptions and inputs in the determination of the primary beneficiary could have a material effect on the amounts presented within the consolidated financial statements.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)


 Consolidated VIEs

   The following table presents the total assets and total liabilities relating to VIEs for which the Company has concluded that it is the primary beneficiary and which are consolidated at December 31, 2013 and 2012. Creditors or beneficial interest holders of VIEs where the Company is the primary beneficiary have no recourse to the general credit of the Company, as the Company's obligation to the VIEs is limited to the amount of its committed investment.

                                                                                        December 31,
                                                                           ---------------------------------------
                                                                                   2013                2012
                                                                           -------------------- ------------------
                                                                            Total      Total    Total     Total
                                                                            Assets  Liabilities Assets Liabilities
                                                                           -------- ----------- ------ -----------
                                                                                        (In millions)
Real estate joint ventures (1)............................................ $  1,181   $  443    $  11     $  14
Fixed maturity securities (2).............................................      159       80      172        83
Other invested assets.....................................................       82        7       85        --
Other limited partnership interests.......................................       61       --      189         1
CSEs (assets (primarily securities) and liabilities (primarily debt)) (3).       23       22       51        50
                                                                           --------   ------    -----     -----
 Total.................................................................... $  1,506   $  552    $ 508     $ 148
                                                                           ========   ======    =====     =====

--------

(1)The Company consolidated an open ended core real estate fund formed in the fourth quarter of 2013, which represented the majority of the balances at December 31, 2013. Assets of the real estate fund are a real estate investment trust which holds primarily traditional core income-producing real estate which have associated liabilities that are primarily non-recourse debt secured by certain real estate assets of the fund. The assets of these entities can only be used to settle their respective liabilities, and under no circumstances is the Company liable for any principal or interest shortfalls should any arise. The Company's exposure was limited to that of its investment in the real estate fund of $178 million at carrying value at December 31, 2013. The long-term debt bears interest primarily at fixed rates ranging from 1.39% to 4.45%, payable primarily on a monthly basis. Interest expense related to these obligations, included in other expenses, was less than $1 million for the year ended December 31, 2013.

(2)The Company consolidates certain fixed maturity securities purchased in an investment vehicle which was partially funded with affiliated long-term debt. The long-term debt bears interest primarily at variable rates, payable on a bi-annual basis. Interest expense related to these obligations, included in other expenses, was $2 million and $1 million for the years ended December 31, 2013 and 2012, respectively. There was no interest expense for the year ended December 31, 2011.

(3)The Company consolidates entities that are structured as collateralized debt obligations. The assets of these entities can only be used to settle their respective liabilities, and under no circumstances is the Company liable for any principal or interest shortfalls should any arise. The Company's exposure was limited to that of its remaining investment in these entities of less than $1 million at estimated fair value at both December 31, 2013 and 2012. The long-term debt bears interest primarily at variable rates, payable on a bi-annual basis. Interest expense related to these obligations, included in other expenses, was $3 million, $4 million and $9 million for the years ended December 31, 2013, 2012 and 2011, respectively.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)


 Unconsolidated VIEs

   The carrying amount and maximum exposure to loss relating to VIEs in which the Company holds a significant variable interest but is not the primary beneficiary and which have not been consolidated were as follows at:

                                                                December 31,
                                                 -------------------------------------------
                                                         2013                  2012
                                                 --------------------- ---------------------
                                                             Maximum               Maximum
                                                 Carrying   Exposure   Carrying   Exposure
                                                  Amount   to Loss (1)  Amount   to Loss (1)
                                                 --------- ----------- --------- -----------
                                                                (In millions)
Fixed maturity securities AFS:
 Structured securities (RMBS, CMBS and ABS) (2). $  40,910  $  40,910  $  42,936  $  42,936
 U.S. and foreign corporate.....................     2,251      2,251      2,566      2,566
Other limited partnership interests.............     3,168      4,273      2,966      3,880
Other invested assets...........................     1,498      1,852      1,068      1,381
Real estate joint ventures......................        31         31         34         40
                                                 ---------  ---------  ---------  ---------
 Total.......................................... $  47,858  $  49,317  $  49,570  $  50,803
                                                 =========  =========  =========  =========

--------

(1)The maximum exposure to loss relating to fixed maturity securities AFS is equal to their carrying amounts or the carrying amounts of retained interests. The maximum exposure to loss relating to other limited partnership interests and real estate joint ventures is equal to the carrying amounts plus any unfunded commitments of the Company. For certain of its investments in other invested assets, the Company's return is in the form of income tax credits which are guaranteed by creditworthy third parties. For such investments, the maximum exposure to loss is equal to the carrying amounts plus any unfunded commitments, reduced by income tax credits guaranteed by third parties of $257 million and $315 million at December 31, 2013 and 2012, respectively. Such a maximum loss would be expected to occur only upon bankruptcy of the issuer or investee.

(2)For these variable interests, the Company's involvement is limited to that of a passive investor.

   As described in Note 17, the Company makes commitments to fund partnership investments in the normal course of business. Excluding these commitments, the Company did not provide financial or other support to investees designated as VIEs during the years ended December 31, 2013, 2012 and 2011.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)


Net Investment Income

  The components of net investment income were as follows:

                                                      Years Ended December 31,
                                                    -----------------------------
                                                      2013      2012      2011
                                                    --------- --------- ---------
                                                            (In millions)
Investment income:
 Fixed maturity securities......................... $   8,279 $   8,295 $   8,225
 Equity securities.................................        78        68        73
 Trading and FVO securities (1)....................        43        77        29
 Mortgage loans....................................     2,405     2,528     2,401
 Policy loans......................................       440       451       479
 Real estate and real estate joint ventures........       699       593       493
 Other limited partnership interests...............       633       555       435
 Cash, cash equivalents and short-term investments.        32        19        12
 International joint ventures......................       (4)       (2)       (1)
 Other.............................................        21         7       112
                                                    --------- --------- ---------
   Subtotal........................................    12,626    12,591    12,258
 Less: Investment expenses.........................       844       743       652
                                                    --------- --------- ---------
   Subtotal, net...................................    11,782    11,848    11,606
                                                    --------- --------- ---------
FVO CSEs--interest income:
 Securities........................................         3         4         9
                                                    --------- --------- ---------
   Subtotal........................................         3         4         9
                                                    --------- --------- ---------
     Net investment income......................... $  11,785 $  11,852 $  11,615
                                                    ========= ========= =========

--------

(1)Changes in estimated fair value subsequent to purchase for securities still held as of the end of the respective years included in net investment income were $4 million, $44 million and $2 million for the years ended December 31, 2013, 2012, and 2011, respectively.

    See "-- Variable Interest Entities" for discussion of CSEs.

    See "-- Related Party Investment Transactions" for discussion of affiliated net investment income and investment expenses.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)


Net Investment Gains (Losses)

 Components of Net Investment Gains (Losses)

   The components of net investment gains (losses) were as follows:

                                                                           Years Ended December 31,
                                                                         --------------------------
                                                                          2013      2012     2011
                                                                          ------  --------  ------
                                                                             (In millions)
Total gains (losses) on fixed maturity securities:
 Total OTTI losses recognized -- by sector and industry:
   U.S. and foreign corporate securities -- by industry:
     Utility............................................................ $ (48)   $   (29)  $   --
     Consumer...........................................................   (12)       (19)    (40)
     Finance............................................................    (4)       (21)    (37)
     Communications.....................................................    (2)       (18)    (26)
     Industrial.........................................................     --        (4)     (8)
     Transportation.....................................................     --        (1)      --
                                                                          ------  --------  ------
       Total U.S. and foreign corporate securities......................   (66)       (92)   (111)
   RMBS.................................................................   (62)       (70)    (78)
   CMBS.................................................................     --       (28)     (9)
   ABS..................................................................     --        (2)    (28)
   Foreign government...................................................     --         --     (1)
                                                                          ------  --------  ------
 OTTI losses on fixed maturity securities recognized in earnings........  (128)      (192)   (227)
 Fixed maturity securities -- net gains (losses) on sales and disposals.    177         16     107
                                                                          ------  --------  ------
   Total gains (losses) on fixed maturity securities....................     49      (176)   (120)
                                                                          ------  --------  ------
Total gains (losses) on equity securities:
 Total OTTI losses recognized -- by sector:
   Non-redeemable preferred stock.......................................   (17)         --    (33)
   Common stock.........................................................    (2)        (7)     (8)
                                                                          ------  --------  ------
 OTTI losses on equity securities recognized in earnings................   (19)        (7)    (41)
 Equity securities -- net gains (losses) on sales and disposals.........      6         15      44
                                                                          ------  --------  ------
   Total gains (losses) on equity securities............................   (13)          8       3
                                                                          ------  --------  ------
 Trading and FVO securities -- FVO general account securities...........     11         11     (2)
 Mortgage loans.........................................................     31         84     133
 Real estate and real estate joint ventures.............................   (15)       (27)     133
 Other limited partnership interests....................................   (41)       (35)      11
 Other investment portfolio gains (losses)..............................      5      (192)     (4)
                                                                          ------  --------  ------
     Subtotal -- investment portfolio gains (losses)....................     27      (327)     154
                                                                          ------  --------  ------
FVO CSEs:
 Securities.............................................................      2         --      --
 Long-term debt -- related to securities................................    (2)        (7)     (8)
Non-investment portfolio gains (losses).................................     21          4    (14)
                                                                          ------  --------  ------
     Subtotal FVO CSEs and non-investment portfolio gains (losses)......     21        (3)    (22)
                                                                          ------  --------  ------
       Total net investment gains (losses).............................. $   48   $  (330)  $  132
                                                                          ======  ========  ======

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)


   See "-- Variable Interest Entities" for discussion of CSEs.

   See "-- Related Party Investment Transactions" for discussion of affiliated net investment gains (losses) related to transfers of invested assets to affiliates.

   Gains (losses) from foreign currency transactions included within net investment gains (losses) were less than $1 million, $2 million and $21 million for the years ended December 31, 2013, 2012 and 2011, respectively.

 Sales or Disposals and Impairments of Fixed Maturity and Equity Securities

   Proceeds from sales or disposals of fixed maturity and equity securities and the components of fixed maturity and equity securities net investment gains (losses) are as shown in the table below. Investment gains and losses on sales of securities are determined on a specific identification basis.

                                                            Years Ended December 31,
                                     -----------------------------------------------------------------------
                                       2013     2012     2011   2013  2012  2011    2013     2012     2011
                                     -------- -------- -------- ----- ----- ----- -------- -------- --------
                                     Fixed Maturity Securities  Equity Securities           Total
                                     -------------------------- ----------------- --------------------------
                                                                  (In millions)
Proceeds............................ $ 45,538 $ 29,472 $ 34,015 $ 144 $ 126 $ 771 $ 45,682 $ 29,598 $ 34,786
                                     ======== ======== ======== ===== ===== ===== ======== ======== ========
Gross investment gains.............. $    556 $    327 $    445 $  25 $  23 $  86 $    581 $    350 $    531
                                     -------- -------- -------- ----- ----- ----- -------- -------- --------
Gross investment losses.............    (379)    (311)    (338)  (19)   (8)  (42)    (398)    (319)    (380)
                                     -------- -------- -------- ----- ----- ----- -------- -------- --------
Total OTTI losses:
  Credit-related....................    (115)    (125)    (183)    --    --    --    (115)    (125)    (183)
  Other (1).........................     (13)     (67)     (44)  (19)   (7)  (41)     (32)     (74)     (85)
                                     -------- -------- -------- ----- ----- ----- -------- -------- --------
   Total OTTI losses................    (128)    (192)    (227)  (19)   (7)  (41)    (147)    (199)    (268)
                                     -------- -------- -------- ----- ----- ----- -------- -------- --------
    Net investment gains (losses)... $     49 $  (176) $  (120) $(13) $   8 $   3 $     36 $  (168) $  (117)
                                     ======== ======== ======== ===== ===== ===== ======== ======== ========

--------

(1)Other OTTI losses recognized in earnings include impairments on (i) equity securities, (ii) perpetual hybrid securities classified within fixed maturity securities where the primary reason for the impairment was the severity and/or the duration of an unrealized loss position and (iii) fixed maturity securities where there is an intent to sell or it is more likely than not that the Company will be required to sell the security before recovery of the decline in estimated fair value.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)


 Credit Loss Rollforward

   The table below presents a rollforward of the cumulative credit loss component of OTTI loss recognized in earnings on fixed maturity securities still held for which a portion of the OTTI loss was recognized in OCI:

                                                                         Years Ended December 31,
                                                                         ------------------------
                                                                            2013         2012
                                                                          ----------  ----------
                                                                             (In millions)
Balance at January 1,................................................... $      285   $      316
Additions:
 Initial impairments -- credit loss OTTI recognized on
  securities not previously impaired....................................          4           38
 Additional impairments -- credit loss OTTI recognized on
  securities previously impaired........................................         54           45
Reductions:
 Sales (maturities, pay downs or prepayments) during the period
  of securities previously impaired as credit loss OTTI.................       (65)         (95)
 Securities impaired to net present value of expected future cash flows.         --         (17)
 Increases in cash flows -- accretion of previous credit loss OTTI......        (1)          (2)
                                                                          ----------  ----------
Balance at December 31,................................................. $      277   $      285
                                                                          ==========  ==========

 Related Party Investment Transactions

   The Company transfers invested assets, primarily consisting of fixed maturity securities, to and from affiliates. Invested assets transferred to and from affiliates were as follows:

                                                                     Years Ended December 31,
                                                                     ------------------------
                                                                      2013    2012     2011
                                                                     ------  -------  ------
                                                                         (In millions)
Estimated fair value of invested assets transferred to affiliates... $  781  $     4  $  170
Amortized cost of invested assets transferred to affiliates......... $  688  $     4  $  164
Net investment gains (losses) recognized on transfers............... $   93  $    --  $    6
Estimated fair value of invested assets transferred from affiliates. $  882  $    --  $  132

   Included within the transfers to affiliates in 2013 and transfers from affiliates in 2013 was $751 million and $739 million, respectively, related to the establishment of a custodial account to secure certain policyholder liabilities. See Note 20.

   The Company purchased from MetLife Bank, $1.5 billion of fixed maturity securities, at estimated fair value, for cash during the year ended December 31, 2012. See "-- Mortgage Loans" for information on additional purchases from this affiliate.

   The Company provides investment administrative services to certain affiliates. The related investment administrative service charges to these affiliates were $172 million, $158 million and $164 million for the years ended December 31, 2013, 2012 and 2011, respectively. The Company also had additional affiliated net investment income of $4 million, $4 million and $3 million for the years ended December 31, 2013, 2012 and 2011, respectively.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)


   The Company has affiliated loans outstanding, which are included in other invested assets, totaling $1.5 billion at both December 31, 2013 and 2012. At December 31, 2011, the loans were outstanding with Exeter. During 2012, MetLife, Inc. assumed this affiliated debt from Exeter. One loan matured on September 30, 2012 and was replaced by a new loan on October 1, 2012. The loans, which bear interest at a fixed rate, payable semiannually are due as follows: $500 million at 6.44% due on June 30, 2014, $250 million at 3.57% due on October 1, 2019, $250 million at 7.44% due on September 30, 2016, $150 million at 5.64% due July 15, 2021 and $375 million at 5.86% due December 16, 2021. Net investment income from these loans was $90 million, $93 million and $69 million for the years ended December 31, 2013, 2012 and 2011, respectively.

   The Company has a loan outstanding to Exeter, which is included in other invested assets, totaling $75 million at both December 31, 2013 and 2012. This loan is due on December 30, 2014 and bears interest on a weighted average of 6.80%. Net investment income from this loan was $5 million for each of the years ended December 31, 2013, 2012 and 2011, respectively.

9. Derivatives

Accounting for Derivatives

  See Note 1 for a description of the Company's accounting policies for derivatives and Note 10 for information about the fair value hierarchy for derivatives.

Derivative Strategies

  The Company is exposed to various risks relating to its ongoing business operations, including interest rate, foreign currency exchange rate, credit and equity market. The Company uses a variety of strategies to manage these risks, including the use of derivatives.

  Derivatives are financial instruments whose values are derived from interest rates, foreign currency exchange rates, credit spreads and/or other financial indices. Derivatives may be exchange-traded or contracted in the over-the-counter ("OTC") market. Certain of the Company's OTC derivatives are cleared and settled through central clearing counterparties ("OTC-cleared"), while others are bilateral contracts between two counterparties ("OTC-bilateral"). The types of derivatives the Company uses include swaps, forwards, futures and option contracts. To a lesser extent, the Company uses credit default swaps and structured interest rate swaps to synthetically replicate investment risks and returns which are not readily available in the cash market.

 Interest Rate Derivatives

   The Company uses a variety of interest rate derivatives to reduce its exposure to changes in interest rates, including interest rate swaps, caps, floors, swaptions and forwards.

   Interest rate swaps are used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). In an interest rate swap, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as calculated by reference to an agreed notional amount. The Company utilizes interest rate swaps in fair value, cash flow and non-qualifying hedging relationships.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

9. Derivatives (continued)


   The Company uses structured interest rate swaps to synthetically create investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These transactions are a combination of a derivative and a cash instrument such as a U.S. Treasury, agency, or other fixed maturity security. Structured interest rate swaps are included in interest rate swaps. Structured interest rate swaps are not designated as hedging instruments.

   The Company purchases interest rate caps and floors primarily to protect its floating rate liabilities against rises in interest rates above a specified level, and against interest rate exposure arising from mismatches between assets and liabilities, as well as to protect its minimum rate guarantee liabilities against declines in interest rates below a specified level, respectively.

   In certain instances, the Company locks in the economic impact of existing purchased caps and floors by entering into offsetting written caps and floors. The Company utilizes interest rate caps and floors in non-qualifying hedging relationships.

   Swaptions are used by the Company to hedge interest rate risk associated with the Company's long-term liabilities and invested assets. A swaption is an option to enter into a swap with a forward starting effective date. In certain instances, the Company locks in the economic impact of existing purchased swaptions by entering into offsetting written swaptions. The Company pays a premium for purchased swaptions and receives a premium for written swaptions. The Company utilizes swaptions in non-qualifying hedging relationships. Swaptions are included in interest rate options.

   The Company enters into interest rate forwards to buy and sell securities. The price is agreed upon at the time of the contract and payment for such a contract is made at a specified future date. The Company utilizes interest rate forwards in cash flow hedging relationships.

   To a lesser extent the Company uses interest rate futures in non-qualifying hedging relationships.

 Foreign Currency Exchange Rate Derivatives

   The Company uses foreign currency exchange rate derivatives including foreign currency swaps, and foreign currency forwards to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies. In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a fixed exchange rate, generally set at inception, calculated by reference to an agreed upon notional amount. The notional amount of each currency is exchanged at the inception and termination of the currency swap by each party. The Company utilizes foreign currency swaps in fair value, cash flow and non-qualifying hedging relationships.

   In a foreign currency forward transaction, the Company agrees with another party to deliver a specified amount of an identified currency at a specified future date. The price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The Company utilizes foreign currency forwards in non-qualifying hedging relationships.

   To a lesser extent, the Company uses currency options in non-qualifying hedging relationships.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

9. Derivatives (continued)


 Credit Derivatives

   The Company enters into purchased credit default swaps to hedge against credit-related changes in the value of its investments. In a credit default swap transaction, the Company agrees with another party to pay, at specified intervals, a premium to hedge credit risk. If a credit event occurs, as defined by the contract, the contract may be cash settled or it may be settled gross by the delivery of par quantities of the referenced investment equal to the specified swap notional in exchange for the payment of cash amounts by the counterparty equal to the par value of the investment surrendered. Credit events vary by type of issuer but typically include bankruptcy, failure to pay debt obligations, repudiation, moratorium, or involuntary restructuring. In each case, payout on a credit default swap is triggered only after the Credit Derivatives Determinations Committee of the International Swaps and Derivatives Association, Inc. ("ISDA") deems that a credit event has occurred. The Company utilizes credit default swaps in non-qualifying hedging relationships.

   The Company enters into written credit default swaps to synthetically create credit investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These transactions are a combination of a derivative and one or more cash instruments, such as U.S. Treasury securities, agency securities or other fixed maturity securities. These credit default swaps are not designated as hedging instruments.

   The Company also enters into certain purchased and written credit default swaps held in relation to trading portfolios for the purpose of generating profits on short-term differences in price. These credit default swaps are not designated as hedging instruments.

   The Company enters into forwards to lock in the price to be paid for forward purchases of certain securities. The price is agreed upon at the time of the contract and payment for the contract is made at a specified future date. When the primary purpose of entering into these transactions is to hedge against the risk of changes in purchase price due to changes in credit spreads, the Company designates these as credit forwards. The Company utilizes credit forwards in cash flow hedging relationships.

 Equity Derivatives

   To a lesser extent the Company uses equity index options in non-qualifying hedging relationships.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

9. Derivatives (continued)


Primary Risks Managed by Derivatives

  The following table presents the gross notional amount, estimated fair value and primary underlying risk exposure of the Company's derivatives, excluding embedded derivatives, held at:

                                                                                      December 31,
                                                             ---------------------------------------------------------------
                                                                          2013                            2012
                                                             ------------------------------- -------------------------------
                                                                        Estimated Fair Value            Estimated Fair Value
                                                                        --------------------            --------------------
                                                              Notional                        Notional
                           Primary Underlying Risk Exposure    Amount    Assets  Liabilities   Amount    Assets  Liabilities
                           --------------------------------  ---------- -------- ----------- ---------- -------- -----------
                                                                                      (In millions)
Derivatives Designated as Hedging Instruments
Fair value hedges:
  Interest rate swaps..... Interest rate.................... $    5,940 $  1,277  $     68   $    4,824 $  1,893  $     79
  Foreign currency swaps.. Foreign currency exchange rate...      2,591      252       122        3,064      332        71
                                                             ---------- --------  --------   ---------- --------  --------
   Subtotal..............................................         8,531    1,529       190        7,888    2,225       150
                                                             ---------- --------  --------   ---------- --------  --------
Cash flow hedges:
  Interest rate swaps..... Interest rate....................      2,584       77       109        2,984      606        --
  Interest rate forwards.. Interest rate....................        205        3         3          265       58        --
  Foreign currency swaps.. Foreign currency exchange rate...     10,560      374       500        7,595      198       246
                                                             ---------- --------  --------   ---------- --------  --------
   Subtotal..............................................        13,349      454       612       10,844      862       246
                                                             ---------- --------  --------   ---------- --------  --------
    Total qualifying hedges.............................         21,880    1,983       802       18,732    3,087       396
                                                             ---------- --------  --------   ---------- --------  --------
Derivatives Not Designated or Not Qualifying as Hedging Instruments
Interest rate swaps....... Interest rate....................     59,022    1,320       732       41,008    1,978       854
Interest rate floors...... Interest rate....................     38,220      323       234       33,870      737       493
Interest rate caps........ Interest rate....................     29,809      141        --       40,434       63        --
Interest rate futures..... Interest rate....................        105       --        --        2,476       --        10
Interest rate options..... Interest rate....................      4,849      120         8        4,862      336         2
Synthetic GICs............ Interest rate....................      4,409       --        --        4,162       --        --
Foreign currency swaps.... Foreign currency exchange rate...      7,267       79       492        6,411      137       532
Foreign currency forwards. Foreign currency exchange rate...      4,261       44        32        2,131       16        26
Currency options.......... Foreign currency exchange rate...         --       --        --          129        1        --
Credit default
 swaps--purchased......... Credit...........................      1,506        7        21        1,463        7        14
Credit default
 swaps--written........... Credit...........................      6,600      124         1        6,230       55         5
Equity options............ Equity market....................      1,147       --        --          630        1        --
                                                             ---------- --------  --------   ---------- --------  --------
   Total non-designated or non-qualifying derivatives....       157,195    2,158     1,520      143,806    3,331     1,936
                                                             ---------- --------  --------   ---------- --------  --------
    Total...............................................     $  179,075 $  4,141  $  2,322   $  162,538 $  6,418  $  2,332
                                                             ========== ========  ========   ========== ========  ========

  Based on notional amounts, a substantial portion of the Company's derivatives was not designated or did not qualify as part of a hedging relationship at both December 31, 2013 and 2012. The Company's use of derivatives includes
(i) derivatives that serve as macro hedges of the Company's exposure to various risks and that generally do not qualify for hedge accounting due to the criteria required under the portfolio hedging rules; (ii) derivatives that economically hedge insurance liabilities that contain mortality or morbidity risk and that generally do not qualify for hedge accounting because the lack of these risks in the derivatives cannot support an expectation of a highly effective hedging relationship; and (iii) written credit default swaps that are used to synthetically create credit investments and that do not qualify for hedge accounting because they do not involve a hedging relationship. For these non-qualified derivatives, changes in market factors can lead to the recognition of fair value changes in the consolidated statement of operations without an offsetting gain or loss recognized in earnings for the item being hedged.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

9. Derivatives (continued)


  Net Derivative Gains (Losses)

  The components of net derivative gains (losses) were as follows:

                                                 Years Ended December 31,
                                                ---------------------------
                                                   2013     2012     2011
                                                ---------- ------- --------
                                                       (In millions)
    Derivatives and hedging gains (losses) (1). $  (1,205) $    77 $  2,040
    Embedded derivatives.......................        135     598    (462)
                                                ---------- ------- --------
     Total net derivative gains (losses)....... $  (1,070) $   675 $  1,578
                                                ========== ======= ========

--------

(1)Includes foreign currency transaction gains (losses) on hedged items in cash flow and non-qualifying hedging relationships, which are not presented elsewhere in this note.

  The following table presents earned income on derivatives:

                                                        Years Ended December 31,
                                                        ------------------------
                                                         2013     2012    2011
                                                         ------  ------  ------
                                                           (In millions)
   Qualifying hedges:
    Net investment income.............................. $  129   $  108  $   96
    Interest credited to policyholder account balances.    148      146     173
   Non-qualifying hedges:
    Net investment income..............................    (6)      (6)     (8)
    Net derivative gains (losses)......................    450      314     179
                                                         ------  ------  ------
      Total............................................ $  721   $  562  $  440
                                                         ======  ======  ======

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

9. Derivatives (continued)


Non-Qualifying Derivatives and Derivatives for Purposes Other Than Hedging

  The following table presents the amount and location of gains (losses) recognized in income for derivatives that were not designated or qualifying as hedging instruments:

                                                       Net          Net
                                                    Derivative   Investment
                                                  Gains (Losses) Income (1)
                                                  -------------- ----------
                                                        (In millions)
     Year Ended December 31, 2013:
      Interest rate derivatives..................   $  (1,753)   $      --
      Foreign currency exchange rate derivatives.         (69)          --
      Credit derivatives -- purchased............          (6)        (14)
      Credit derivatives -- written..............          100           1
      Equity derivatives.........................           --        (22)
                                                    ----------   ---------
        Total....................................   $  (1,728)   $    (35)
                                                    ==========   =========
     Year Ended December 31, 2012:
      Interest rate derivatives..................   $     (83)   $      --
      Foreign currency exchange rate derivatives.        (252)          --
      Credit derivatives -- purchased............         (72)        (15)
      Credit derivatives -- written..............          105          --
      Equity derivatives.........................           --        (12)
                                                    ----------   ---------
        Total....................................   $    (302)   $    (27)
                                                    ==========   =========
     Year Ended December 31, 2011:
      Interest rate derivatives..................   $    1,679   $      --
      Foreign currency exchange rate derivatives.          103          --
      Credit derivatives -- purchased............           74           6
      Credit derivatives -- written..............         (61)         (1)
      Equity derivatives.........................           --        (14)
                                                    ----------   ---------
        Total....................................   $    1,795   $     (9)
                                                    ==========   =========

--------

(1)Changes in estimated fair value related to economic hedges of equity method investments in joint ventures, and changes in estimated fair value related to derivatives held in relation to trading portfolios.

Fair Value Hedges

  The Company designates and accounts for the following as fair value hedges when they have met the requirements of fair value hedging: (i) interest rate swaps to convert fixed rate assets and liabilities to floating rate assets and liabilities; and (ii) foreign currency swaps to hedge the foreign currency fair value exposure of foreign currency denominated assets and liabilities.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

9. Derivatives (continued)


  The Company recognizes gains and losses on derivatives and the related hedged items in fair value hedges within net derivative gains (losses). The following table presents the amount of such net derivative gains (losses):

                                                               Net Derivative  Net Derivative Ineffectiveness
                                                               Gains (Losses)  Gains (Losses)  Recognized in
Derivatives in Fair Value  Hedged Items in Fair Value Hedging    Recognized    Recognized for Net Derivative
Hedging Relationships                Relationships             for Derivatives  Hedged Items  Gains (Losses)
-------------------------  ----------------------------------- --------------- -------------- ---------------
                                                                               (In millions)
Year Ended December 31, 2013:
Interest rate swaps:       Fixed maturity securities..........   $       34      $     (33)      $       1
                           Policyholder liabilities (1).......        (800)             807              7
Foreign currency swaps:    Foreign-denominated fixed maturity
                           securities.........................           13            (12)              1
                           Foreign-denominated PABs (2).......         (98)             112             14
                                                                 ----------      ----------      ---------
  Total.....................................................     $    (851)      $      874      $      23
                                                                 ==========      ==========      =========
Year Ended December 31, 2012:
Interest rate swaps:       Fixed maturity securities..........   $        2      $      (3)      $     (1)
                           Policyholder liabilities (1).......         (72)              89             17
Foreign currency swaps:    Foreign-denominated fixed maturity
                           securities.........................          (1)               1             --
                           Foreign-denominated PABs (2).......           32            (41)            (9)
                                                                 ----------      ----------      ---------
  Total.....................................................     $     (39)      $       46      $       7
                                                                 ==========      ==========      =========
Year Ended December 31, 2011:
Interest rate swaps:       Fixed maturity securities..........   $     (18)      $       18      $      --
                           Policyholder liabilities (1).......        1,019           (994)             25
Foreign currency swaps:    Foreign-denominated fixed maturity
                           securities.........................            1               3              4
                           Foreign-denominated PABs (2).......           28            (55)           (27)
                                                                 ----------      ----------      ---------
  Total.....................................................     $    1,030      $  (1,028)      $       2
                                                                 ==========      ==========      =========

--------

(1)Fixed rate liabilities reported in PABs or future policy benefits.

(2)Fixed rate or floating rate liabilities.

  All components of each derivative's gain or loss were included in the assessment of hedge effectiveness.

Cash Flow Hedges

  The Company designates and accounts for the following as cash flow hedges when they have met the requirements of cash flow hedging: (i) interest rate swaps to convert floating rate assets and liabilities to fixed rate assets and liabilities; (ii) foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated assets and liabilities;
(iii) interest rate forwards and credit forwards to lock in the price to be paid for forward purchases of investments; and (iv) interest rate swaps and interest rate forwards to hedge the forecasted purchases of fixed-rate investments.

  In certain instances, the Company discontinued cash flow hedge accounting because the forecasted transactions were no longer probable of occurring. Because certain of the forecasted transactions also were not probable of occurring within two months of the anticipated date, the Company reclassified certain amounts from AOCI into net derivative gains (losses). These amounts were not significant for the year ending December 31, 2013, and were $1 million and $3 million for the years ended December 31, 2012 and 2011, respectively.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

9. Derivatives (continued)


  At December 31, 2013 and 2012, the maximum length of time over which the Company was hedging its exposure to variability in future cash flows for forecasted transactions did not exceed seven years and eight years, respectively.

  At December 31, 2013 and 2012, the balance in AOCI associated with cash flow hedges was $361 million and $1.1 billion, respectively.

  The following table presents the effects of derivatives in cash flow hedging relationships on the consolidated statements of operations and the consolidated statements of equity:

                                                    Amount and Location        Amount and Location
                            Amount of Gains          of Gains (Losses)          of Gains (Losses)
Derivatives in Cash Flow  (Losses) Deferred in       Reclassified from        Recognized in Income
Hedging Relationships     AOCI on Derivatives     AOCI into Income (Loss)     (Loss) on Derivatives
------------------------  -------------------- ----------------------------- -----------------------
                          (Effective Portion)       (Effective Portion)       (Ineffective Portion)
-                         -------------------- ----------------------------- -----------------------
                                               Net Derivative Net Investment     Net Derivative
                                               Gains (Losses)     Income         Gains (Losses)
                                               -------------- -------------- -----------------------
                                                       (In millions)
Year Ended December 31, 2013:
Interest rate swaps......  $            (511)    $       20    $         8   $                   (3)
Interest rate forwards...                (43)             1              2                        --
Foreign currency swaps...               (120)          (15)            (3)                         2
Credit forwards..........                 (3)            --              1                        --
                          -------------------- -------------- -------------- -----------------------
  Total..................  $            (677)    $        6    $         8   $                   (1)
                          ==================== ============== ============== =======================
Year Ended December 31, 2012:
Interest rate swaps......  $             (55)    $        3    $         4   $                     1
Interest rate forwards...                 (1)            --              2                        --
Foreign currency swaps...               (187)           (7)            (5)                       (5)
Credit forwards..........                  --            --              1                        --
                          -------------------- -------------- -------------- -----------------------
  Total..................  $            (243)    $      (4)    $         2   $                   (4)
                          ==================== ============== ============== =======================
Year Ended December 31, 2011:
Interest rate swaps......  $              919    $       --    $         1   $                     1
Interest rate forwards...                 128            22              2                         2
Foreign currency swaps...                 166             7            (5)                         1
Credit forwards..........                  18             1             --                        --
                          -------------------- -------------- -------------- -----------------------
  Total..................  $            1,231    $       30    $       (2)   $                     4
                          ==================== ============== ============== =======================

  All components of each derivative's gain or loss were included in the assessment of hedge effectiveness.

  At December 31, 2013, ($17) million of deferred net gains (losses) on derivatives in AOCI was expected to be reclassified to earnings within the next 12 months.

Credit Derivatives

  In connection with synthetically created credit investment transactions and credit default swaps held in relation to the trading portfolio, the Company writes credit default swaps for which it receives a premium to insure credit risk. Such credit derivatives are included within the non-qualifying derivatives and derivatives for purposes other than hedging table. If a credit event occurs, as defined by the contract, the contract may be cash settled or it may be settled gross by the Company paying the counterparty the specified swap notional amount in exchange for the delivery of par quantities of the referenced credit obligation. The Company's maximum amount at risk, assuming the value of all referenced credit obligations is zero, was $6.6 billion and $6.2 billion at December 31, 2013 and

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

9. Derivatives (continued)

2012, respectively. The Company can terminate these contracts at any time through cash settlement with the counterparty at an amount equal to the then current fair value of the credit default swaps. At December 31, 2013 and 2012, the Company would have received $123 million and $50 million, respectively, to terminate all of these contracts.

  The following table presents the estimated fair value, maximum amount of future payments and weighted average years to maturity of written credit default swaps at:

                                                                    December 31,
                                  ---------------------------------------------------------------------------------
                                                    2013                                     2012
                                  ---------------------------------------- ----------------------------------------
                                  Estimated      Maximum                   Estimated      Maximum
                                  Fair Value Amount of Future   Weighted   Fair Value Amount of Future   Weighted
Rating Agency Designation of      of Credit   Payments under    Average    of Credit   Payments under    Average
Referenced                         Default    Credit Default    Years to    Default    Credit Default    Years to
Credit Obligations (1)              Swaps       Swaps (2)     Maturity (3)   Swaps       Swaps (2)     Maturity (3)
----------------------------      ---------- ---------------- ------------ ---------- ---------------- ------------
                                         (In millions)                            (In millions)
Aaa/Aa/A
Single name credit default swaps
  (corporate).................... $       6    $        395            2.6  $      7    $        573            2.5
Credit default swaps referencing
  indices........................        20           2,089            1.6        31           2,064            2.1
                                  ---------- ----------------              ---------- ----------------
 Subtotal........................        26           2,484            1.7        38           2,637            2.2
                                  ---------- ----------------              ---------- ----------------
Baa
Single name credit default swaps
  (corporate)....................        16             874            3.2         4             835            3.2
Credit default swaps referencing
  indices........................        52           2,898            4.7         6           2,469            4.9
                                  ---------- ----------------              ---------- ----------------
 Subtotal........................        68           3,772            4.4        10           3,304            4.5
                                  ---------- ----------------              ---------- ----------------
Ba
Single name credit default swaps
  (corporate)....................        --               5            3.8        --              25            2.7
Credit default swaps referencing
  indices........................        --              --             --        --              --             --
                                  ---------- ----------------              ---------- ----------------
 Subtotal........................        --               5            3.8        --              25            2.7
                                  ---------- ----------------              ---------- ----------------
B
Single name credit default swaps
  (corporate)....................        --              --             --        --              --             --
Credit default swaps referencing
  indices........................        29             339            4.9         2             264            4.9
                                  ---------- ----------------              ---------- ----------------
 Subtotal........................        29             339            4.9         2             264            4.9
                                  ---------- ----------------              ---------- ----------------
   Total......................... $     123    $      6,600            3.4  $     50    $      6,230            3.5
                                  ========== ================              ========== ================

--------

(1)The rating agency designations are based on availability and the midpoint of the applicable ratings among Moody's Investors Service ("Moody's"), S&P and Fitch Ratings. If no rating is available from a rating agency, then an internally developed rating is used.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

9. Derivatives (continued)


(2)Assumes the value of the referenced credit obligations is zero.

(3)The weighted average years to maturity of the credit default swaps is calculated based on weighted average notional amounts.

  The Company has also entered into credit default swaps to purchase credit protection on certain of the referenced credit obligations in the table above. As a result, the maximum amounts of potential future recoveries available to offset the $6.6 billion and $6.2 billion from the table above were $70 million and $120 million at December 31, 2013 and 2012, respectively.

  Written credit default swaps held in relation to the trading portfolio amounted to $10 million in notional and $0 in fair value at both December 31, 2013 and 2012.

Credit Risk on Freestanding Derivatives

  The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to derivatives. Generally, the current credit exposure of the Company's derivatives is limited to the net positive estimated fair value of derivatives at the reporting date after taking into consideration the existence of master netting or similar agreements and any collateral received pursuant to such agreements.

  The Company manages its credit risk related to derivatives by entering into transactions with creditworthy counterparties and establishing and monitoring exposure limits. The Company's OTC-bilateral derivative transactions are generally governed by ISDA Master Agreements which provide for legally enforceable set-off and close-out netting of exposures to specific counterparties in the event of early termination of a transaction, which includes, but is not limited to, events of default and bankruptcy. In the event of an early termination, the Company is permitted to set-off receivables from the counterparty against payables to the same counterparty arising out of all included transactions. Substantially all of the Company's ISDA Master Agreements also include Credit Support Annex provisions which require both the pledging and accepting of collateral in connection with its OTC-bilateral derivatives.

  The Company's OTC-cleared derivatives are effected through central clearing counterparties and its exchange-traded derivatives are effected through regulated exchanges. Such positions are marked to market and margined on a daily basis, and the Company has minimal exposure to credit-related losses in the event of nonperformance by counterparties to such derivatives.

  See Note 10 for a description of the impact of credit risk on the valuation of derivatives.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

9. Derivatives (continued)


  The estimated fair value of the Company's net derivative assets and net derivative liabilities after the application of master netting agreements and collateral was as follows at:

                                                                   December 31, 2013    December 31, 2012
Derivatives Subject to a Master Netting Arrangement or a Similar  -------------------- --------------------
Arrangement                                                        Assets  Liabilities  Assets  Liabilities
----------------------------------------------------------------  -------- ----------- -------- -----------
                                                                                    (In millions)
 Gross estimated fair value of derivatives:
  OTC-bilateral (1).............................................. $  4,026  $  2,232   $  6,556  $  2,408
  OTC-cleared (1)................................................      251       117         --        --
  Exchange-traded................................................       --        --         --        10
                                                                  --------  --------   --------  --------
    Total gross estimated fair value of derivatives (1)..........    4,277     2,349      6,556     2,418
 Amounts offset in the consolidated balance sheets...............       --        --         --        --
                                                                  --------  --------   --------  --------
 Estimated fair value of derivatives presented in the
   consolidated balance sheets (1)...............................    4,277     2,349      6,556     2,418
 Gross amounts not offset in the consolidated balance sheets:
 Gross estimated fair value of derivatives: (2)
  OTC-bilateral..................................................  (1,844)   (1,844)    (2,083)   (2,083)
  OTC-cleared....................................................    (114)     (114)         --        --
  Exchange-traded................................................       --        --         --        --
 Cash collateral: (3)
  OTC-bilateral..................................................  (1,143)       (3)    (3,425)       (1)
  OTC-cleared....................................................    (128)       (3)         --        --
  Exchange-traded................................................       --        --         --      (10)
 Securities collateral: (4)
  OTC-bilateral..................................................  (1,024)     (319)    (1,048)     (261)
  OTC-cleared....................................................       --        --         --        --
  Exchange-traded................................................       --        --         --        --
                                                                  --------  --------   --------  --------
 Net amount after application of master netting agreements and
   collateral.................................................... $     24  $     66   $     --  $     63
                                                                  ========  ========   ========  ========

--------

(1)At December 31, 2013 and 2012, derivative assets include income or expense accruals reported in accrued investment income or in other liabilities of $136 million and $138 million, respectively, and derivative liabilities include income or expense accruals reported in accrued investment income or in other liabilities of $27 million and $86 million, respectively.

(2)Estimated fair value of derivatives is limited to the amount that is subject to set-off and includes income or expense accruals.

(3)Cash collateral received is included in cash and cash equivalents , short-term investments or in fixed maturity securities, and the obligation to return it is included in payables for collateral under securities loaned and other transactions in the consolidated balance sheets. The receivable for the return of cash collateral provided by the Company is inclusive of initial margin on exchange-traded and OTC-cleared

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

9. Derivatives (continued)

   derivatives and is included in premiums, reinsurance and other receivables in the consolidated balance sheets. The amount of cash collateral offset in the table above is limited to the net estimated fair value of derivatives after application of netting agreements. At December 31, 2013 and 2012, the Company received excess cash collateral of $47 million and $0, respectively, and provided excess cash collateral of $3 million and $25 million, respectively, which is not included in the table above due to the foregoing limitation.

(4)Securities collateral received by the Company is held in separate custodial accounts and is not recorded on the consolidated balance sheets. Subject to certain constraints, the Company is permitted by contract to sell or repledge this collateral, but at December 31, 2013 none of the collateral had been sold or repledged. Securities collateral pledged by the Company is reported in fixed maturity securities in the consolidated balance sheets. Subject to certain constraints, the counterparties are permitted by contract to sell or repledge this collateral. The amount of securities collateral offset in the table above is limited to the net estimated fair value of derivatives after application of netting agreements and cash collateral. At December 31, 2013 and 2012, the Company received excess securities collateral with an estimated fair value of $106 million and $139 million, respectively, for its OTC-bilateral derivatives which are not included in the table above due to the foregoing limitation. At December 31, 2013 and 2012, the Company provided excess securities collateral with an estimated fair value of $25 million and $0 , respectively, for its OTC-bilateral derivatives, and $106 million and $0, respectively, for its OTC-cleared derivatives, which are not included in the table above due to the foregoing limitation. At both December 31, 2013 and 2012, the Company did not pledge any securities collateral for its exchange traded derivatives.

  The Company's collateral arrangements for its OTC-bilateral derivatives generally require the counterparty in a net liability position, after considering the effect of netting agreements, to pledge collateral when the fair value of that counterparty's derivatives reaches a pre-determined threshold. Certain of these arrangements also include financial strength-contingent provisions that provide for a reduction of these thresholds (on a sliding scale that converges toward zero) in the event of downgrades in the financial strength ratings of the Company and/or the credit ratings of the counterparty. In addition, certain of the Company's netting agreements for derivatives contain provisions that require both the Company and the counterparty to maintain a specific investment grade financial strength or credit rating from each of Moody's and S&P. If a party's financial strength or credit ratings were to fall below that specific investment grade financial strength or credit rating, that party would be in violation of these provisions, and the other party to the derivatives could terminate the transactions and demand immediate settlement and payment based on such party's reasonable valuation of the derivatives.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

9. Derivatives (continued)


  The following table presents the estimated fair value of the Company's OTC-bilateral derivatives that are in a net liability position after considering the effect of netting agreements, together with the estimated fair value and balance sheet location of the collateral pledged. The table also presents the incremental collateral that the Company would be required to provide if there was a one notch downgrade in the Company's financial strength rating at the reporting date or if the Company's financial strength rating sustained a downgrade to a level that triggered full overnight collateralization or termination of the derivative position at the reporting date. OTC-bilateral derivatives that are not subject to collateral agreements are excluded from this table.

                                                   Estimated Fair Value of       Fair Value of Incremental Collateral
                                                     Collateral Provided:                   Provided Upon:
                                                 ---------------------------- ------------------------------------------
                                                                                                   Downgrade in the
                                                                                                 Company's Financial
                                                                                                 Strength Rating to a
                                    Estimated                                    One Notch     Level that Triggers Full
                                  Fair Value of                                Downgrade in           Overnight
                                  Derivatives in                               the Company's     Collateralization or
                                  Net Liability  Fixed Maturity                  Financial           Termination
                                   Position (1)    Securities       Cash      Strength Rating of the Derivative Position
                                  -------------- -------------- ------------- --------------- --------------------------
                                                                (In millions)
December 31, 2013:
Derivatives subject to financial
  strength-contingent
  provisions.....................  $        354     $    344       $    --        $    --           $            5
Derivatives not subject to
  financial strength-contingent
  provisions.....................             4           --             3             --                       --
                                  -------------- -------------- ------------- --------------- --------------------------
 Total...........................  $        358     $    344       $     3        $    --           $            5
                                  ============== ============== ============= =============== ==========================
December 31, 2012:
Derivatives subject to financial
  strength-contingent
  provisions.....................  $        263     $    261       $    --        $    --           $            1
Derivatives not subject to
  financial strength-contingent
  provisions.....................            --           --             1             --                       --
                                  -------------- -------------- ------------- --------------- --------------------------
 Total...........................  $        263     $    261       $     1        $    --           $            1
                                  ============== ============== ============= =============== ==========================

--------

(1)After taking into consideration the existence of netting agreements.

Embedded Derivatives

  The Company issues certain products or purchases certain investments that contain embedded derivatives that are required to be separated from their host contracts and accounted for as freestanding derivatives. These host contracts principally include: variable annuities with guaranteed minimum benefits, including GMWBs, GMABs and certain GMIBs; affiliated ceded reinsurance of guaranteed minimum benefits related to GMWBs, GMABs and certain GMIBs; funds withheld on ceded reinsurance and affiliated funds withheld on ceded reinsurance; funding agreements with equity or bond indexed crediting rates; and certain debt and equity securities.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

9. Derivatives (continued)


  The following table presents the estimated fair value and balance sheet location of the Company's embedded derivatives that have been separated from their host contracts at:

                                                                                       December 31,
                                                                                     -----------------
                                                           Balance Sheet Location      2013     2012
                                                          -------------------------- -------- --------
                                                                                       (In millions)
Net embedded derivatives within asset host contracts:
  Ceded guaranteed minimum benefits...................... Premiums, reinsurance and
                                                          other receivables......... $   (62) $  1,362
  Options embedded in debt or equity
   securities............................................ Investments...............    (106)     (55)
                                                                                     -------- --------
   Net embedded derivatives within asset host contracts..........................    $  (168) $  1,307
                                                                                     ======== ========
Net embedded derivatives within liability host contracts:
  Direct guaranteed minimum benefits..................... PABs...................... $  (868) $   (92)
  Funds withheld on ceded reinsurance.................... Other liabilities.........      758    1,563
  Other.................................................. PABs......................        4       16
                                                                                     -------- --------
   Net embedded derivatives within liability host contracts......................    $  (106) $  1,487
                                                                                     ======== ========

  The following table presents changes in estimated fair value related to embedded derivatives:

                                                 Years Ended December 31,
                                                 ----------------------
                                                  2013     2012    2011
                                                 ------   ------ --------
                                                     (In millions)
         Net derivative gains (losses) (1), (2). $  135   $  598 $  (462)

--------

(1)The valuation of direct guaranteed minimum benefits includes a nonperformance risk adjustment. The amounts included in net derivative gains (losses), in connection with this adjustment, were ($42) million, ($71) million and $88 million for the years ended December 31, 2013, 2012 and 2011, respectively. In addition, the valuation of ceded guaranteed minimum benefits includes a nonperformance risk adjustment. The amounts included in net derivative gains (losses) in connection with this adjustment were $125 million, $122 million and ($219) million for the years ended December 31, 2013, 2012 and 2011, respectively.

(2)See Note 6 for discussion of affiliated net derivative gains (losses) included in the table above.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


10. Fair Value

  When developing estimated fair values, the Company considers three broad valuation techniques: (i) the market approach, (ii) the income approach, and
(iii) the cost approach. The Company determines the most appropriate valuation technique to use, given what is being measured and the availability of sufficient inputs, giving priority to observable inputs. The Company categorizes its assets and liabilities measured at estimated fair value into a three-level hierarchy, based on the significant input with the lowest level in its valuation. The input levels are as follows:

  Level 1  Unadjusted quoted prices in active
           markets for identical assets or
           liabilities. The Company defines
           active markets based on average
           trading volume for equity securities.
           The size of the bid/ask spread is
           used as an indicator of market
           activity for fixed maturity
           securities.

  Level 2  Quoted prices in markets that are not
           active or inputs that are observable
           either directly or indirectly. These
           inputs can include quoted prices for
           similar assets or liabilities other
           than quoted prices in Level 1, quoted
           prices in markets that are not
           active, or other significant inputs
           that are observable or can be derived
           principally from or corroborated by
           observable market data for
           substantially the full term of the
           assets or liabilities.

  Level 3  Unobservable inputs that are
           supported by little or no market
           activity and are significant to the
           determination of estimated fair value
           of the assets or liabilities.
           Unobservable inputs reflect the
           reporting entity's own assumptions
           about the assumptions that market
           participants would use in pricing the
           asset or liability.

  Financial markets are susceptible to severe events evidenced by rapid depreciation in asset values accompanied by a reduction in asset liquidity. The Company's ability to sell securities, or the price ultimately realized for these securities, depends upon the demand and liquidity in the market and increases the use of judgment in determining the estimated fair value of certain securities.

  Considerable judgment is often required in interpreting market data to develop estimates of fair value, and the use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)


Recurring Fair Value Measurements

  The assets and liabilities measured at estimated fair value on a recurring basis and their corresponding placement in the fair value hierarchy, including those items for which the Company has elected the FVO, are presented below.

                                                                            December 31, 2013
                                                              ----------------------------------------------
                                                                   Fair Value Hierarchy
                                                              ------------------------------
                                                                                             Total Estimated
                                                               Level 1   Level 2    Level 3    Fair Value
                                                              --------- ---------- --------- ---------------
                                                                           (In millions)
Assets
Fixed maturity securities:
  U.S. corporate............................................. $      -- $   58,960 $   5,269  $     64,229
  U.S. Treasury and agency...................................    15,858     14,624        62        30,544
  Foreign corporate..........................................        --     25,558     3,198        28,756
  RMBS.......................................................        --     22,197     2,513        24,710
  CMBS.......................................................        --      7,946       430         8,376
  ABS........................................................        --      5,298     2,526         7,824
  State and political subdivision............................        --      5,777        --         5,777
  Foreign government.........................................        --      3,256       274         3,530
                                                              --------- ---------- ---------  ------------
   Total fixed maturity securities...........................    15,858    143,616    14,272       173,746
                                                              --------- ---------- ---------  ------------
Equity securities:
  Common stock...............................................       361        753        50         1,164
  Non-redeemable preferred stock.............................        --        450       278           728
                                                              --------- ---------- ---------  ------------
   Total equity securities...................................       361      1,203       328         1,892
                                                              --------- ---------- ---------  ------------
Trading and FVO securities:
  Actively Traded Securities.................................         2        648        12           662
  FVO general account securities.............................        --         24        14            38
  FVO securities held by CSEs................................        --         23        --            23
                                                              --------- ---------- ---------  ------------
   Total trading and FVO securities..........................         2        695        26           723
Short-term investments (1)...................................     1,387      4,224       175         5,786
Residential mortgage loans -- FVO                                    --         --       338           338
  Derivative assets: (2)
   Interest rate.............................................        --      3,258         3         3,261
   Foreign currency exchange rate............................        --        735        14           749
   Credit....................................................        --        108        23           131
   Equity market.............................................        --         --        --            --
                                                              --------- ---------- ---------  ------------
    Total derivative assets..................................        --      4,101        40         4,141
                                                              --------- ---------- ---------  ------------
Net embedded derivatives within asset host contracts (3).....        --         --      (62)          (62)
Separate account assets (4)..................................    28,422    105,165     1,209       134,796
                                                              --------- ---------- ---------  ------------
    Total assets............................................. $  46,030 $  259,004 $  16,326  $    321,360
                                                              ========= ========== =========  ============
Liabilities
Derivative liabilities: (2)
  Interest rate.............................................. $      -- $    1,150 $       4  $      1,154
  Foreign currency exchange rate.............................        --      1,146        --         1,146
  Credit.....................................................        --         22        --            22
  Equity market..............................................        --         --        --            --
                                                              --------- ---------- ---------  ------------
   Total derivative liabilities..............................        --      2,318         4         2,322
Net embedded derivatives within liability host contracts (3).        --          4     (110)         (106)
Long-term debt...............................................        --         79        43           122
Long-term debt of CSEs.......................................        --         --        28            28
Trading liabilities (5)......................................       260          2        --           262
                                                              --------- ---------- ---------  ------------
    Total liabilities........................................ $     260 $    2,403 $    (35)  $      2,628
                                                              ========= ========== =========  ============

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)


                                                                             December 31, 2012
                                                              ------------------------------------------------
                                                                    Fair Value Hierarchy
                                                              --------------------------------
                                                                                               Total Estimated
                                                               Level 1    Level 2    Level 3     Fair Value
                                                              ---------- ---------- ---------- ---------------
                                                                             (In millions)
Assets
Fixed maturity securities:
  U.S. corporate............................................. $       -- $   61,540 $    5,460   $   67,000
  U.S. Treasury and agency...................................     17,653     14,927         71       32,651
  Foreign corporate..........................................         --     27,180      3,054       30,234
  RMBS.......................................................         --     23,323      1,702       25,025
  CMBS.......................................................         --      9,384        402        9,786
  ABS........................................................         --      6,202      1,923        8,125
  State and political subdivision............................         --      6,720         --        6,720
  Foreign government.........................................         --      3,853        282        4,135
                                                              ---------- ---------- ----------   ----------
    Total fixed maturity securities..........................     17,653    153,129     12,894      183,676
                                                              ---------- ---------- ----------   ----------
Equity securities:
  Common stock...............................................        189        792         60        1,041
  Non-redeemable preferred stock.............................         --        177        281          458
                                                              ---------- ---------- ----------   ----------
    Total equity securities..................................        189        969        341        1,499
                                                              ---------- ---------- ----------   ----------
Trading and FVO securities:
  Actively Traded Securities.................................          7        646          6          659
  FVO general account securities.............................         --         26         26           52
  FVO securities held by CSEs................................         --         41         --           41
                                                              ---------- ---------- ----------   ----------
    Total trading and FVO securities.........................          7        713         32          752
                                                              ---------- ---------- ----------   ----------
Short-term investments (1)...................................      2,565      3,936        252        6,753
Residential mortgage loans -- FVO............................         --         --         --           --
  Derivative assets: (2)
    Interest rate............................................         --      5,613         58        5,671
    Foreign currency exchange rate...........................         --        646         38          684
    Credit...................................................         --         29         33           62
    Equity market............................................         --          1         --            1
                                                              ---------- ---------- ----------   ----------
     Total derivative assets.................................         --      6,289        129        6,418
                                                              ---------- ---------- ----------   ----------
Net embedded derivatives within asset host contracts (3).....         --         --      1,362        1,362
Separate account assets (4)..................................     24,237     95,794        940      120,971
                                                              ---------- ---------- ----------   ----------
     Total assets............................................ $   44,651 $  260,830 $   15,950   $  321,431
                                                              ========== ========== ==========   ==========
Liabilities
Derivative liabilities: (2)
  Interest rate.............................................. $       10 $    1,428 $       --   $    1,438
  Foreign currency exchange rate.............................         --        874          1          875
  Credit.....................................................         --         19         --           19
                                                              ---------- ---------- ----------   ----------
       Total derivative liabilities..........................         10      2,321          1        2,332
Net embedded derivatives within liability host contracts (3).         --         16      1,471        1,487
Long-term debt...............................................         --         --         --           --
Long-term debt of CSEs.......................................         --         --         44           44
Trading liabilities (5)......................................        163         --         --          163
                                                              ---------- ---------- ----------   ----------
     Total liabilities....................................... $      173 $    2,337 $    1,516   $    4,026
                                                              ========== ========== ==========   ==========

--------

(1)Short-term investments as presented in the tables above differ from the amounts presented in the consolidated balance sheets because certain short-term investments are not measured at estimated fair value on a recurring basis.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)


(2)Derivative assets are presented within other invested assets in the consolidated balance sheets and derivative liabilities are presented within other liabilities in the consolidated balance sheets. The amounts are presented gross in the tables above to reflect the presentation in the consolidated balance sheets, but are presented net for purposes of the rollforward in the Fair Value Measurements Using Significant Unobservable Inputs (Level 3) tables.

(3)Net embedded derivatives within asset host contracts are presented within premiums, reinsurance and other receivables in the consolidated balance sheets. Net embedded derivatives within liability host contracts are presented within PABs and other liabilities in the consolidated balance sheets. At December 31, 2013 and 2012, equity securities also included embedded derivatives of ($106) million and ($55) million, respectively.

(4)Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders whose liability is reflected within separate account liabilities. Separate account liabilities are set equal to the estimated fair value of separate account assets.

(5)Trading liabilities are presented within other liabilities in the consolidated balance sheets.

  The following describes the valuation methodologies used to measure assets and liabilities at fair value. The description includes the valuation techniques and key inputs for each category of assets or liabilities that are classified within Level 2 and Level 3 of the fair value hierarchy.

 Investments

  Valuation Controls and Procedures

    On behalf of the Company and MetLife, Inc.'s Chief Investment Officer and Chief Financial Officer, a pricing and valuation committee that is independent of the trading and investing functions and comprised of senior management, provides oversight of control systems and valuation policies for securities, mortgage loans and derivatives. On a quarterly basis, this committee reviews and approves new transaction types and markets, ensures that observable market prices and market-based parameters are used for valuation, wherever possible, and determines that judgmental valuation adjustments, when applied, are based upon established policies and are applied consistently over time. This committee also provides oversight of the selection of independent third party pricing providers and the controls and procedures to evaluate third party pricing. Periodically, the Chief Accounting Officer reports to the Audit Committees of Metropolitan Life Insurance Company's and MetLife, Inc.'s Boards of Directors regarding compliance with fair value accounting standards.

    The Company reviews its valuation methodologies on an ongoing basis and revises those methodologies when necessary based on changing market conditions. Assurance is gained on the overall reasonableness and consistent application of input assumptions, valuation methodologies and compliance with fair value accounting standards through controls designed to ensure valuations represent an exit price. Several controls are utilized, including certain monthly controls, which include, but are not limited to, analysis of portfolio returns to corresponding benchmark returns, comparing a sample of executed prices of securities sold to the fair value estimates, comparing fair value estimates to management's knowledge of the current market, reviewing the bid/ask spreads to assess activity, comparing prices from multiple independent pricing services and ongoing due diligence to confirm that independent pricing services use market-based parameters. The

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)

  process includes a determination of the observability of inputs used in estimated fair values received from independent pricing services or brokers by assessing whether these inputs can be corroborated by observable market data. The Company ensures that prices received from independent brokers, also referred to herein as "consensus pricing," represent a reasonable estimate of fair value by considering such pricing relative to the Company's knowledge of the current market dynamics and current pricing for similar financial instruments. While independent non-binding broker quotations are utilized, they are not used for a significant portion of the portfolio. For example, fixed maturity securities priced using independent non-binding broker quotations represent 1% of the total estimated fair value of fixed maturity securities and 12% of the total estimated fair value of Level 3 fixed maturity securities.

    The Company also applies a formal process to challenge any prices received from independent pricing services that are not considered representative of estimated fair value. If prices received from independent pricing services are not considered reflective of market activity or representative of estimated fair value, independent non-binding broker quotations are obtained, or an internally developed valuation is prepared. Internally developed valuations of current estimated fair value, which reflect internal estimates of liquidity and nonperformance risks, compared with pricing received from the independent pricing services, did not produce material differences in the estimated fair values for the majority of the portfolio; accordingly, overrides were not material. This is, in part, because internal estimates of liquidity and nonperformance risks are generally based on available market evidence and estimates used by other market participants. In the absence of such market-based evidence, management's best estimate is used.

  Securities, Short-term Investments, Long-term Debt and Trading Liabilities

    When available, the estimated fair value of these financial instruments is based on quoted prices in active markets that are readily and regularly obtainable. Generally, these are the most liquid of the Company's securities holdings and valuation of these securities does not involve management's judgment.

    When quoted prices in active markets are not available, the determination of estimated fair value is based on market standard valuation methodologies, giving priority to observable inputs. The significant inputs to the market standard valuation methodologies for certain types of securities with reasonable levels of price transparency are inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data. When observable inputs are not available, the market standard valuation methodologies rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. These unobservable inputs can be based in large part on management's judgment or estimation and cannot be supported by reference to market activity. Even though these inputs are unobservable, management believes they are consistent with what other market participants would use when pricing such securities and are considered appropriate given the circumstances.

    The estimated fair value of FVO securities held by CSEs, long-term debt and trading liabilities is determined on a basis consistent with the methodologies described herein for securities.

  Level 2 Valuation Techniques and Key Inputs:

    This level includes securities priced principally by independent pricing services using observable inputs. Trading and FVO securities and short-term investments within this level are of a similar nature and class to the Level 2 fixed maturity securities and equity securities.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)


   U.S. corporate and foreign corporate securities

     These securities are principally valued using the market and income approaches. Valuations are based primarily on quoted prices in markets that are not active, or using matrix pricing or other similar techniques that use standard market observable inputs such as benchmark yields, spreads off benchmark yields, new issuances, issuer rating, duration, and trades of identical or comparable securities. Privately-placed securities are valued using matrix pricing methodologies using standard market observable inputs, and inputs derived from, or corroborated by, market observable data including market yield curve, duration, call provisions, observable prices and spreads for similar publicly traded or privately traded issues that incorporate the credit quality and industry sector of the issuer, and in certain cases, delta spread adjustments to reflect specific credit-related issues.

   U.S. Treasury and agency securities

     These securities are principally valued using the market approach. Valuations are based primarily on quoted prices in markets that are not active, or using matrix pricing or other similar techniques using standard market observable inputs such as a benchmark U.S. Treasury yield curve, the spread off the U.S. Treasury yield curve for the identical security and comparable securities that are actively traded.

   Structured securities comprised of RMBS, CMBS and ABS

     These securities are principally valued using the market and income approaches. Valuations are based primarily on matrix pricing, discounted cash flow methodologies or other similar techniques using standard market inputs, including spreads for actively traded securities, spreads off benchmark yields, expected prepayment speeds and volumes, current and forecasted loss severity, rating, weighted average coupon, weighted average maturity, average delinquency rates, geographic region, debt-service coverage ratios and issuance-specific information, including, but not limited to: collateral type, payment terms of the underlying assets, payment priority within the tranche, structure of the security, deal performance and vintage of loans.

   State and political subdivision and foreign government securities

     These securities are principally valued using the market approach. Valuations are based primarily on matrix pricing or other similar techniques using standard market observable inputs, including a benchmark U.S. Treasury yield or other yields, issuer ratings, broker-dealer quotes, issuer spreads and reported trades of similar securities, including those within the same sub-sector or with a similar maturity or credit rating.

   Common and non-redeemable preferred stock

     These securities are principally valued using the market approach. Valuations are based principally on observable inputs, including quoted prices in markets that are not considered active.

  Level 3 Valuation Techniques and Key Inputs:

    In general, securities classified within Level 3 use many of the same valuation techniques and inputs as described previously for Level 2. However, if key inputs are unobservable, or if the investments are less

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)

  liquid and there is very limited trading activity, the investments are generally classified as Level 3. The use of independent non-binding broker quotations to value investments generally indicates there is a lack of liquidity or a lack of transparency in the process to develop the valuation estimates, generally causing these investments to be classified in Level 3.

    Trading and FVO securities and short-term investments within this level are of a similar nature and class to the Level 3 securities described below; accordingly, the valuation techniques and significant market standard observable inputs used in their valuation are also similar to those described below.

   U.S. corporate and foreign corporate securities

     These securities, including financial services industry hybrid securities classified within fixed maturity securities, are principally valued using the market approach. Valuations are based primarily on matrix pricing or other similar techniques that utilize unobservable inputs or inputs that cannot be derived principally from, or corroborated by, observable market data, including illiquidity premium, delta spread adjustments to reflect specific credit-related issues, credit spreads; and inputs including quoted prices for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2. Certain valuations are based on independent non-binding broker quotations.

   Structured securities comprised of RMBS, CMBS and ABS

     These securities are principally valued using the market and income approaches. Valuations are based primarily on matrix pricing, discounted cash flow methodologies or other similar techniques that utilize inputs that are unobservable or cannot be derived principally from, or corroborated by, observable market data, including credit spreads. Below investment grade securities and sub-prime RMBS included in this level are valued based on inputs including quoted prices for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2. Certain of these valuations are based on independent non-binding broker quotations.

   Foreign government securities

     These securities are principally valued using the market approach. Valuations are based primarily on independent non-binding broker quotations and inputs, including quoted prices for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2. Certain valuations are based on matrix pricing that utilize inputs that are unobservable or cannot be derived principally from, or corroborated by, observable market data, including credit spreads.

   Common and non-redeemable preferred stock

     These securities, including privately-held securities and financial services industry hybrid securities classified within equity securities, are principally valued using the market and income approaches. Valuations are based primarily on matrix pricing, discounted cash flow methodologies or other similar techniques using inputs such as comparable credit rating and issuance structure. Certain of these securities are valued based on inputs including quoted prices for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2 and independent non-binding broker quotations.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)


  Mortgage Loans

    The Company has elected the FVO for certain residential mortgage loans held-for-investment.

  Level 3 Valuation Techniques and Key Inputs:

   Residential mortgage loans -- FVO

     For these investments, the estimated fair values are based primarily on matrix pricing or other similar techniques that utilize inputs that are unobservable or cannot be derived principally from, or corroborated by, observable market data.

  Separate Account Assets

    Separate account assets are carried at estimated fair value and reported as a summarized total on the consolidated balance sheets. The estimated fair value of separate account assets is based on the estimated fair value of the underlying assets. Separate account assets include: mutual funds, fixed maturity securities, equity securities, derivatives, hedge funds, other limited partnership interests, short-term investments and cash and cash equivalents.

  Level 2 Valuation Techniques and Key Inputs:

    These assets are comprised of investments that are similar in nature to the instruments described under "-- Securities, Short-term Investments, Long-term Debt and Trading Liabilities" and "-- Derivatives -- Freestanding Derivatives." Also included are certain mutual funds and hedge funds without readily determinable fair values as prices are not published publicly. Valuation of the mutual funds and hedge funds is based upon quoted prices or reported NAV provided by the fund managers.

  Level 3 Valuation Techniques and Key Inputs:

    These assets are comprised of investments that are similar in nature to the instruments described under "-- Securities, Short-term Investments, Long-term Debt and Trading Liabilities" and "-- Derivatives -- Freestanding Derivatives." Also included are other limited partnership interests, which are valued giving consideration to the value of the underlying holdings of the partnerships and by applying a premium or discount, if appropriate, for factors such as liquidity, bid/ask spreads, the performance record of the fund manager or other relevant variables that may impact the exit value of the particular partnership interest.

 Derivatives

   The estimated fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives, or through the use of pricing models for OTC-bilateral and OTC-cleared derivatives. The determination of estimated fair value, when quoted market values are not available, is based on market standard valuation methodologies and inputs that management believes are consistent with what other market participants would use when pricing such instruments. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk, nonperformance

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)

 risk, volatility, liquidity and changes in estimates and assumptions used in the pricing models. The valuation controls and procedures for derivatives are described in "-- Investments."

   The significant inputs to the pricing models for most OTC-bilateral and OTC-cleared derivatives are inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data. Significant inputs that are observable generally include: interest rates, foreign currency exchange rates, interest rate curves, credit curves and volatility. However, certain OTC-bilateral and OTC-cleared derivatives may rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. Significant inputs that are unobservable generally include references to emerging market currencies and inputs that are outside the observable portion of the interest rate curve, credit curve, volatility or other relevant market measure. These unobservable inputs may involve significant management judgment or estimation. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and management believes they are consistent with what other market participants would use when pricing such instruments.

   Most inputs for OTC-bilateral and OTC-cleared derivatives are mid-market inputs but, in certain cases, liquidity adjustments are made when they are deemed more representative of exit value. Market liquidity, as well as the use of different methodologies, assumptions and inputs, may have a material effect on the estimated fair values of the Company's derivatives and could materially affect net income.

   The credit risk of both the counterparty and the Company are considered in determining the estimated fair value for all OTC-bilateral and OTC-cleared derivatives, and any potential credit adjustment is based on the net exposure by counterparty after taking into account the effects of netting agreements and collateral arrangements. The Company values its OTC-bilateral and OTC-cleared derivatives using standard swap curves which may include a spread to the risk free rate, depending upon specific collateral arrangements. This credit spread is appropriate for those parties that execute trades at pricing levels consistent with similar collateral arrangements. As the Company and its significant derivative counterparties generally execute trades at such pricing levels and hold sufficient collateral, additional credit risk adjustments are not currently required in the valuation process. The Company's ability to consistently execute at such pricing levels is in part due to the netting agreements and collateral arrangements that are in place with all of its significant derivative counterparties. An evaluation of the requirement to make additional credit risk adjustments is performed by the Company each reporting period.

  Freestanding Derivatives

  Level 2 Valuation Techniques and Key Inputs:

    This level includes all types of derivatives utilized by the Company with the exception of exchange-traded derivatives included within Level 1 and those derivatives with unobservable inputs as described in Level 3. These derivatives are principally valued using the income approach.

   Interest rate

     Non-option-based. Valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve and basis curves.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)


     Option-based. Valuations are based on option pricing models, which utilize significant inputs that may include the swap yield curve, basis curves and interest rate volatility.

   Foreign currency exchange rate

     Non-option-based. Valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve, basis curves, currency spot rates and cross currency basis curves.

   Credit

     Non-option-based. Valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve, credit curves and recovery rates.

   Equity market

     Option-based. Valuations are based on option pricing models, which utilize significant inputs that may include the swap yield curve, spot equity index levels, dividend yield curves and equity volatility.

  Level 3 Valuation Techniques and Key Inputs:

    These derivatives are principally valued using the income approach. Valuations of non-option-based derivatives utilize present value techniques, whereas valuations of option-based derivatives utilize option pricing models. These valuation methodologies generally use the same inputs as described in the corresponding sections above for Level 2 measurements of derivatives. However, these derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data.

   Interest rate

     Non-option-based. Significant unobservable inputs may include the extrapolation beyond observable limits of the swap yield curve and basis curves.

   Foreign currency exchange rate

     Non-option-based. Significant unobservable inputs may include the extrapolation beyond observable limits of the swap yield curve, basis curves, cross currency basis curves and currency correlation.

   Credit

     Non-option-based. Significant unobservable inputs may include credit spreads, repurchase rates and the extrapolation beyond observable limits of the swap yield curve and credit curves. Certain of these derivatives are valued based on independent non-binding broker quotations.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)


 Embedded Derivatives

   Embedded derivatives principally include certain direct variable annuity guarantees, certain affiliated ceded reinsurance agreements related to such variable annuity guarantees, equity or bond indexed crediting rates within certain funding agreements and those related to ceded funds withheld on reinsurance. Embedded derivatives are recorded at estimated fair value with changes in estimated fair value reported in net income.

   The Company issues certain variable annuity products with guaranteed minimum benefits. GMWBs, GMABs and certain GMIBs contain embedded derivatives, which are measured at estimated fair value separately from the host variable annuity contract, with changes in estimated fair value reported in net derivative gains (losses). These embedded derivatives are classified within PABs in the consolidated balance sheets.

   The fair value of these embedded derivatives, estimated as the present value of projected future benefits minus the present value of projected future fees using actuarial and capital market assumptions including expectations concerning policyholder behavior, is calculated by the Company's actuarial department. The calculation is based on in-force business, and is performed using standard actuarial valuation software which projects future cash flows from the embedded derivative over multiple risk neutral stochastic scenarios using observable risk free rates.

   Capital market assumptions, such as risk free rates and implied volatilities, are based on market prices for publicly traded instruments to the extent that prices for such instruments are observable. Implied volatilities beyond the observable period are extrapolated based on observable implied volatilities and historical volatilities. Actuarial assumptions, including mortality, lapse, withdrawal and utilization, are unobservable and are reviewed at least annually based on actuarial studies of historical experience.

   The valuation of these guarantee liabilities includes nonperformance risk adjustments and adjustments for a risk margin related to non-capital market inputs. The nonperformance adjustment is determined by taking into consideration publicly available information relating to spreads in the secondary market for MetLife, Inc.'s debt, including related credit default swaps. These observable spreads are then adjusted, as necessary, to reflect the priority of these liabilities and the claims paying ability of the issuing insurance subsidiaries compared to MetLife, Inc.

   Risk margins are established to capture the non-capital market risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, premium persistency, partial withdrawal and surrenders. The establishment of risk margins requires the use of significant management judgment, including assumptions of the amount and cost of capital needed to cover the guarantees. These guarantees may be more costly than expected in volatile or declining equity markets. Market conditions including, but not limited to, changes in interest rates, equity indices, market volatility and foreign currency exchange rates; changes in nonperformance risk; and variations in actuarial assumptions regarding policyholder behavior, mortality and risk margins related to non-capital market inputs, may result in significant fluctuations in the estimated fair value of the guarantees that could materially affect net income.

   The Company ceded the risk associated with certain of the GMIBs, GMABs and GMWBs previously described. In addition to ceding risks associated with guarantees that are accounted for as embedded derivatives,

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)

 the Company also ceded directly written GMIBs that are accounted for as insurance (i.e., not as embedded derivatives) but where the reinsurance agreement contains an embedded derivative. These embedded derivatives are included within premiums, reinsurance and other receivables in the consolidated balance sheets with changes in estimated fair value reported in net derivative gains (losses). The value of the embedded derivatives on the ceded risk is determined using a methodology consistent with that described previously for the guarantees directly written by the Company with the exception of the input for nonperformance risk that reflects the credit of the reinsurer.

   The estimated fair value of the embedded derivatives within funds withheld related to certain ceded reinsurance is determined based on the change in estimated fair value of the underlying assets held by the Company in a reference portfolio backing the funds withheld liability. The estimated fair value of the underlying assets is determined as previously described in "-- Investments -- Securities, Short-term Investments, Long-term Debt and Trading Liabilities." The estimated fair value of these embedded derivatives is included, along with their funds withheld hosts, in other liabilities in the consolidated balance sheets with changes in estimated fair value recorded in net derivative gains (losses). Changes in the credit spreads on the underlying assets, interest rates and market volatility may result in significant fluctuations in the estimated fair value of these embedded derivatives that could materially affect net income.

   The estimated fair value of the embedded equity and bond indexed derivatives contained in certain funding agreements is determined using market standard swap valuation models and observable market inputs, including a nonperformance risk adjustment. The estimated fair value of these embedded derivatives are included, along with their funding agreements host, within PABs with changes in estimated fair value recorded in net derivative gains (losses). Changes in equity and bond indices, interest rates and the Company's credit standing may result in significant fluctuations in the estimated fair value of these embedded derivatives that could materially affect net income.

  Embedded Derivatives Within Asset and Liability Host Contracts

  Level 3 Valuation Techniques and Key Inputs:

   Direct guaranteed minimum benefits

     These embedded derivatives are principally valued using the income approach. Valuations are based on option pricing techniques, which utilize significant inputs that may include swap yield curve, currency exchange rates and implied volatilities. These embedded derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. Significant unobservable inputs generally include: the extrapolation beyond observable limits of the swap yield curve and implied volatilities, actuarial assumptions for policyholder behavior and mortality and the potential variability in policyholder behavior and mortality, nonperformance risk and cost of capital for purposes of calculating the risk margin.

   Reinsurance ceded on certain guaranteed minimum benefits

     These embedded derivatives are principally valued using the income approach. The valuation techniques and significant market standard unobservable inputs used in their valuation are similar to those described above in "-- Direct Guaranteed Minimum Benefits" and also include counterparty credit spreads.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)


   Embedded Derivatives Within Funds Withheld Related to Certain Ceded
   Reinsurance

     These embedded derivatives are principally valued using the income approach. The valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve and the fair value of assets within the reference portfolio. These embedded derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. Significant unobservable inputs generally include the fair value of certain assets within the reference portfolio which are not observable in the market and cannot be derived principally from, or corroborated by, observable market data.

 Transfers between Levels

   Overall, transfers between levels occur when there are changes in the observability of inputs and market activity. Transfers into or out of any level are assumed to occur at the beginning of the period.

  Transfers between Levels 1 and 2:

    For assets and liabilities measured at estimated fair value and still held at December 31, 2013, transfers between Levels 1 and 2 were not significant. There were no transfers between Levels 1 and 2 for assets and liabilities measured at estimated fair value and still held at December 31, 2012.

  Transfers into or out of Level 3:

    Assets and liabilities are transferred into Level 3 when a significant input cannot be corroborated with market observable data. This occurs when market activity decreases significantly and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets and liabilities are transferred out of Level 3 when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity, a specific event, or one or more significant input(s) becoming observable.

    Transfers into Level 3 for fixed maturity securities and separate account assets were due primarily to a lack of trading activity, decreased liquidity and credit ratings downgrades (e.g., from investment grade to below investment grade) which have resulted in decreased transparency of valuations and an increased use of independent non-binding broker quotations and unobservable inputs, such as illiquidity premiums, delta spread adjustments, or credit spreads.

    Transfers out of Level 3 for fixed maturity securities and mortgage loans resulted primarily from increased transparency of both new issuances that, subsequent to issuance and establishment of trading activity, became priced by independent pricing services and existing issuances that, over time, the Company was able to obtain pricing from, or corroborate pricing received from, independent pricing services with observable inputs (such as observable spreads used in pricing securities) or increases in market activity and upgraded credit ratings.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)

Assets and Liabilities Measured at Fair Value Using Significant Unobservable Inputs (Level 3)

  The following table presents certain quantitative information about the significant unobservable inputs used in the fair value measurement, and the sensitivity of the estimated fair value to changes in those inputs, for the more significant asset and liability classes measured at fair value on a recurring basis using significant unobservable inputs (Level 3) at:


                                                                            December 31, 2013
                                                                      -----------------------------
                                                Significant                                Weighted
                  Valuation Techniques       Unobservable Inputs            Range         Average (1)
                ------------------------- --------------------------  ----------------    -----------
Fixed maturity securities: (3)
 U.S.                                     Delta spread
  corporate                                 adjustments (4)
  and foreign
  corporate.... Matrix pricing                                           (10)  -     240       38
                                          Illiquidity premium (4)          30  -      30       30
                                          Credit spreads (4)          (1,489)  -     876      193
                                          Offered quotes (5)                4  -     104      100
                Consensus pricing         Offered quotes (5)               33  -     140       98
                --------------------------------------------------------------------------------------
 RMBS.......... Matrix pricing and        Credit spreads (4)
                  discounted cash flow                                  (136)  -   3,609      286
                Market pricing            Quoted prices (5)                22  -     100       98
                Consensus pricing         Offered quotes (5)               69  -     101       93
                --------------------------------------------------------------------------------------
 CMBS.......... Matrix pricing and        Credit spreads (4)
                  discounted cash flow                                    215  -   2,025      475
                Market pricing            Quoted prices (5)                89  -     104       99
                Consensus pricing         Offered quotes (5)               90  -     101       96
                --------------------------------------------------------------------------------------
 ABS........... Matrix pricing and        Credit spreads (4)
                  discounted cash flow                                     30  -   1,878      119
                Market pricing            Quoted prices (5)                --  -     106      101
                Consensus pricing         Offered quotes (5)               56  -     106       98
                --------------------------------------------------------------------------------------
 Foreign                                  Credit spreads (4)
  government... Matrix pricing
                Market pricing            Quoted prices (5)                77  -     108       87
                Consensus pricing         Offered quotes (5)              104  -     140      118
Derivatives:
 Interest rate. Present value             Swap yield (7)
                  techniques                                              401  -     450
                --------------------------------------------------------------------------------------
 Foreign                                  Swap yield (7)
  currency      Present value
  exchange rate   techniques                                              580  -     767
                                          Correlation (8)                  38% -      47%
                --------------------------------------------------------------------------------------
 Credit........ Present value             Credit spreads (9)
                  techniques                                               98  -     101
                Consensus pricing         Offered quotes (10)
                --------------------------------------------------------------------------------------
Embedded
 derivatives:
 Direct and     Option pricing            Mortality rates:
  ceded           techniques                  Ages 0 - 40
  guaranteed
  minimum
  benefits.....                                                             0% -    0.10%
                                              Ages 41 -60                0.04% -    0.65%
                                              Ages 61 -115               0.26% -     100%
                                          Lapse rates:
                                              Durations 1 -10            0.50% -     100%
                                              Durations 11 -20              3% -     100%
                                              Durations 21 -116             3% -     100%
                                          Utilization rates                20% -      50%
                                          Withdrawal rates               0.07% -      10%
                                          Long-term equity
                                            volatilities                17.40% -      25%
                                          Nonperformance risk
                                            spread                       0.03% -    0.44%
                --------------------------------------------------------------------------------------

                                                                                                        Impact of
                                                                            December 31, 2012          Increase in
                                                                      -----------------------------     Input on
                                                Significant                                Weighted     Estimated
                  Valuation Techniques       Unobservable Inputs            Range         Average (1) Fair Value (2)
                ------------------------- --------------------------  ----------------    ----------- --------------
Fixed maturity securities: (3)
 U.S.                                     Delta spread
  corporate                                 adjustments (4)
  and foreign
  corporate.... Matrix pricing                                           (50)  -     500       84       Decrease
                                          Illiquidity premium (4)          30  -      30       30       Decrease
                                          Credit spreads (4)          (1,416)  -     830      285       Decrease
                                          Offered quotes (5)               --  -     178      139       Increase
                Consensus pricing         Offered quotes (5)               35  -     105       91       Increase
                -----------------------------------------------------------------------------------------------------
 RMBS.......... Matrix pricing and        Credit spreads (4)
                  discounted cash flow                                      9  -   2,980      541     Decrease (6)
                Market pricing            Quoted prices (5)                13  -     100       99     Increase (6)
                Consensus pricing         Offered quotes (5)               28  -     100       75     Increase (6)
                -----------------------------------------------------------------------------------------------------
 CMBS.......... Matrix pricing and        Credit spreads (4)
                  discounted cash flow                                     35  -   4,750      486     Decrease (6)
                Market pricing            Quoted prices (5)               100  -     104      102     Increase (6)
                Consensus pricing         Offered quotes (5)                                          Increase (6)
                -----------------------------------------------------------------------------------------------------
 ABS........... Matrix pricing and        Credit spreads (4)
                  discounted cash flow                                     --  -   1,829      105     Decrease (6)
                Market pricing            Quoted prices (5)                40  -     102       99     Increase (6)
                Consensus pricing         Offered quotes (5)               --  -     111       97     Increase (6)
                -----------------------------------------------------------------------------------------------------
 Foreign                                  Credit spreads (4)
  government... Matrix pricing                                            111  -     111      111       Decrease
                Market pricing            Quoted prices (5)                77  -     101       87       Increase
                Consensus pricing         Offered quotes (5)               82  -     158      130       Increase
Derivatives:
 Interest rate. Present value             Swap yield (7)
                  techniques                                              186  -     332              Increase (11)
                -----------------------------------------------------------------------------------------------------
 Foreign                                  Swap yield (7)
  currency      Present value
  exchange rate   techniques                                              647  -     795              Increase (11)
                                          Correlation (8)                  43% -      57%
                -----------------------------------------------------------------------------------------------------
 Credit........ Present value             Credit spreads (9)
                  techniques                                              100  -     100              Decrease (9)
                Consensus pricing         Offered quotes (10)
                -----------------------------------------------------------------------------------------------------
Embedded
 derivatives:
 Direct and     Option pricing            Mortality rates:
  ceded           techniques                  Ages 0 - 40
  guaranteed
  minimum
  benefits.....                                                             0% -    0.10%             Decrease (12)
                                              Ages 41 -60                0.05% -    0.64%             Decrease (12)
                                              Ages 61 -115               0.32% -     100%             Decrease (12)
                                          Lapse rates:
                                              Durations 1 -10            0.50% -     100%             Decrease (13)
                                              Durations 11 -20              3% -     100%             Decrease (13)
                                              Durations 21 -116             3% -     100%             Decrease (13)
                                          Utilization rates                20% -      50%             Increase (14)
                                          Withdrawal rates               0.07% -      10%                     (15)
                                          Long-term equity
                                            volatilities                17.40% -      25%             Increase (16)
                                          Nonperformance risk
                                            spread                       0.10% -    0.67%             Decrease (17)
                -----------------------------------------------------------------------------------------------------

--------

(1)The weighted average for fixed maturity securities is determined based on the estimated fair value of the securities.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)


(2)The impact of a decrease in input would have the opposite impact on the estimated fair value. For embedded derivatives, changes to direct guaranteed minimum benefits are based on liability positions and changes to ceded guaranteed minimum benefits are based on asset positions.

(3)Significant increases (decreases) in expected default rates in isolation would result in substantially lower (higher) valuations.

(4)Range and weighted average are presented in basis points.

(5)Range and weighted average are presented in accordance with the market convention for fixed maturity securities of dollars per hundred dollars of par.

(6)Changes in the assumptions used for the probability of default is accompanied by a directionally similar change in the assumption used for the loss severity and a directionally opposite change in the assumptions used for prepayment rates.

(7)Ranges represent the rates across different yield curves and are presented in basis points. The swap yield curve is utilized among different types of derivatives to project cash flows, as well as to discount future cash flows to present value. Since this valuation methodology uses a range of inputs across a yield curve to value the derivative, presenting a range is more representative of the unobservable input used in the valuation.

(8)Ranges represent the different correlation factors utilized as components within the valuation methodology. Presenting a range of correlation factors is more representative of the unobservable input used in the valuation. Increases (decreases) in correlation in isolation will increase (decrease) the significance of the change in valuations.

(9)Represents the risk quoted in basis points of a credit default event on the underlying instrument. The range being provided is a single quoted spread in the valuation model. Credit derivatives with significant unobservable inputs are primarily comprised of written credit default swaps.

(10)At both December 31, 2013 and 2012, independent non-binding broker quotations were used in the determination of less than 1% of the total net derivative estimated fair value.

(11)Changes are based on long U.S. dollar net asset positions and will be inversely impacted for short U.S. dollar net asset positions.

(12)Mortality rates vary by age and by demographic characteristics such as gender. Mortality rate assumptions are based on company experience. A mortality improvement assumption is also applied. For any given contract, mortality rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative.

(13)Base lapse rates are adjusted at the contract level based on a comparison of the actuarially calculated guaranteed values and the current policyholder account value, as well as other factors, such as the applicability of any surrender charges. A dynamic lapse function reduces the base lapse rate when the guaranteed amount is greater than the account value as in the money contracts are less likely to lapse. Lapse rates are also generally assumed to be lower in periods when a surrender charge applies. For any given contract, lapse rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative.

(14)The utilization rate assumption estimates the percentage of contract holders with a GMIB or lifetime withdrawal benefit who will elect to utilize the benefit upon becoming eligible. The rates may vary by the

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)

   type of guarantee, the amount by which the guaranteed amount is greater than the account value, the contract's withdrawal history and by the age of the policyholder. For any given contract, utilization rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative.

(15)The withdrawal rate represents the percentage of account balance that any given policyholder will elect to withdraw from the contract each year. The withdrawal rate assumption varies by age and duration of the contract, and also by other factors such as benefit type. For any given contract, withdrawal rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative. For GMWBs, any increase (decrease) in withdrawal rates results in an increase (decrease) in the estimated fair value of the guarantees. For GMABs and GMIBs, any increase (decrease) in withdrawal rates results in a decrease (increase) in the estimated fair value.

(16)Long-term equity volatilities represent equity volatility beyond the period for which observable equity volatilities are available. For any given contract, long-term equity volatility rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative.

(17)Nonperformance risk spread varies by duration and by currency. For any given contract, multiple nonperformance risk spreads will apply, depending on the duration of the cash flow being discounted for purposes of valuing the embedded derivative.

  The following is a summary of the valuation techniques and significant unobservable inputs used in the fair value measurement of assets and liabilities classified within Level 3 that are not included in the preceding table. Generally, all other classes of securities classified within Level 3, including those within separate account assets and embedded derivatives within funds withheld related to certain ceded reinsurance, use the same valuation techniques and significant unobservable inputs as previously described for Level 3 securities. This includes matrix pricing and discounted cash flow methodologies, inputs such as quoted prices for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2, as well as independent non-binding broker quotations. The residential mortgage loans -- FVO and long-term debt of CSEs -- FVO are valued using independent non-binding broker quotations and internal models including matrix pricing and discounted cash flow methodologies using current interest rates. The sensitivity of the estimated fair value to changes in the significant unobservable inputs for these other assets and liabilities is similar in nature to that described in the preceding table. The valuation techniques and significant unobservable inputs used in the fair value measurement for the more significant assets measured at estimated fair value on a nonrecurring basis and determined using significant unobservable inputs (Level 3) are summarized in "--Nonrecurring Fair Value Measurements."

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)


  The following tables summarize the change of all assets and (liabilities) measured at estimated fair value on a recurring basis using significant unobservable inputs (Level 3):

                                             Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                          ------------------------------------------------------------------------------
                                                                    Fixed Maturity Securities:
                                          ------------------------------------------------------------------------------
                                                       U.S.                                        State and
                                            U.S.     Treasury   Foreign                            Political   Foreign
                                          Corporate and Agency Corporate   RMBS    CMBS    ABS    Subdivision Government
                                          --------- ---------- --------- -------- ------ -------- ----------- ----------
                                                                          (In millions)
Year Ended December 31, 2013:
Balance at January 1,.................... $  5,460    $  71    $  3,054  $  1,702 $  402 $  1,923    $  --      $  282
Total realized/unrealized gains (losses)
 included in:
 Net income (loss): (1), (2).............
   Net investment income.................        2       --           1        30    (1)       --       --           4
   Net investment gains (losses).........     (37)       --        (22)       (2)     --        4       --           2
   Net derivative gains (losses).........       --       --          --        --     --       --       --          --
 OCI.....................................     (36)      (3)           3       140      2     (27)       --        (45)
Purchases (3)............................    1,188       --         842     1,001    221    1,133       --          69
Sales (3)................................    (862)      (6)       (646)     (328)   (66)    (429)       --        (37)
Issuances (3)............................       --       --          --        --     --       --       --          --
Settlements (3)..........................       --       --          --        --     --       --       --          --
Transfers into Level 3 (4)...............      717       --         250        41     74        1       --           1
Transfers out of Level 3 (4).............  (1,163)       --       (284)      (71)  (202)     (79)       --         (2)
                                          --------    -----    --------  -------- ------ --------    -----      ------
Balance at December 31,.................. $  5,269    $  62    $  3,198  $  2,513 $  430 $  2,526    $  --      $  274
                                          ========    =====    ========  ======== ====== ========    =====      ======
Changes in unrealized gains (losses)
 included in net income (loss): (5)
 Net investment income................... $      1    $  --    $     --  $     35 $  (1) $     --    $  --      $    4
 Net investment gains (losses)........... $   (40)    $  --    $     --  $    (3) $   -- $     --    $  --      $   --
 Net derivative gains (losses)........... $     --    $  --    $     --  $     -- $   -- $     --    $  --      $   --

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)


                                          Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                         --------------------------------------------------------------------------------
                                         Equity Securities: Trading and FVO Securities:
                                         -----------------  ---------------------------
                                                    Non-                     FVO                    Residential
                                                 redeemable  Actively      General                   Mortgage    Separate
                                         Common  Preferred    Traded       Account      Short-term    Loans -    Account
                                         Stock     Stock    Securities    Securities    Investments     FVO     Assets (6)
                                         ------  ---------- ----------    ----------    ----------- ----------- ----------
                                                                       (In millions)
Year Ended December 31, 2013:
Balance at January 1,................... $  60     $  281     $   6         $  26         $  252      $   --     $    940
Total realized/unrealized gains
 (losses) included in:
 Net income (loss): (1), (2)
  Net investment income.................    --         --        --             5             --           1           --
  Net investment gains (losses).........    20       (30)        --             6           (23)          --           42
  Net derivative gains (losses).........    --         --        --            --             --          --           --
 OCI....................................   (5)         84        --            --             19          --           --
Purchases (3)...........................     5         17         9            --            174         339          185
Sales (3)...............................  (31)       (74)        --          (23)          (247)         (2)        (204)
Issuances (3)...........................    --         --        --            --             --          --           72
Settlements (3).........................    --         --        --            --             --          --           --
Transfers into Level 3 (4)..............     1         --        --            --             --          --          236
Transfers out of Level 3 (4)............    --         --       (3)            --             --          --         (62)
                                         -----     ------     -----         -----         ------      ------     --------
Balance at December 31,................. $  50     $  278     $  12         $  14         $  175      $  338     $  1,209
                                         =====     ======     =====         =====         ======      ======     ========
Changes in unrealized gains (losses)
 included in net income (loss): (5)
 Net investment income.................. $  --     $   --     $  --         $   5         $   --           1     $     --
 Net investment gains (losses).......... $  --     $ (17)     $  --         $  --         $    1          --     $     --
 Net derivative gains (losses).......... $  --     $   --     $  --         $  --         $   --          --     $     --

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)


                                         Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                         -----------------------------------------------------------------------
                                           Net Derivatives: (7)
                                         -----------------------------
                                                    Foreign
                                                    Currency                 Net
                                         Interest   Exchange              Embedded      Long-term   Long-term
                                           Rate       Rate     Credit  Derivatives (8)    Debt     Debt of CSEs
                                         --------   --------   ------  ---------------  ---------  ------------
                                                                  (In millions)
Year Ended December 31, 2013:
Balance at January 1,...................  $  58      $  37     $  33       $(109)        $    --     $  (44)
Total realized/unrealized gains(
 losses) included in:
 Net income (loss): (1), (2)
  Net investment income.................     --         --        --           --             --          --
  Net investment gains (losses).........     --         --        --           --             --         (2)
  Net derivative gains (losses).........    (3)       (24)       (8)          102             --          --
 OCI....................................   (44)         --        --           --             --          --
Purchases (3)...........................     --         --        --           --             --          --
Sales (3)...............................     --         --        --           --             --          --
Issuances (3)...........................     --         --       (1)           --           (43)          --
Settlements (3).........................   (12)          1       (1)           55             --          18
Transfers into Level 3 (4)..............     --         --        --           --             --          --
Transfers out of Level 3 (4)............     --         --        --           --             --          --
                                          -----      -----     -----       ------        -------     -------
Balance at December 31,.................  $ (1)      $  14     $  23       $   48        $  (43)     $  (28)
                                          =====      =====     =====       ======        =======     =======
Changes in unrealized gains (losses)
 included in net income (loss): (5)
 Net investment income..................  $  --      $  --     $  --       $   --        $    --     $    --
 Net investment gains (losses)..........  $  --      $  --     $  --       $   --        $    --     $   (2)
 Net derivative gains (losses)..........  $  --      $(24)     $ (5)       $  115        $    --     $    --

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)


                                            Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                         ------------------------------------------------------------------------------
                                                                   Fixed Maturity Securities:
                                         ------------------------------------------------------------------------------
                                                      U.S.                                        State and
                                           U.S.     Treasury   Foreign                            Political   Foreign
                                         Corporate and Agency Corporate   RMBS    CMBS    ABS    Subdivision Government
                                         --------- ---------- --------- -------- ------ -------- ----------- ----------
                                                                         (In millions)
Year Ended December 31, 2012:
Balance at January 1,................... $  4,919    $  25    $  2,258  $    691 $  219 $  1,146    $  --      $  291
Total realized/unrealized gains
 (losses) included in:
Net income (loss): (1), (2).............
  Net investment income.................        7       --           6        27     --        1       --           5
  Net investment gains (losses).........      (2)       --        (52)       (5)    (7)      (1)       --         (5)
  Net derivative gains (losses).........       --       --          --        --     --       --       --          --
 OCI....................................      173       --         142       220    (3)      (3)       --          19
Purchases (3)...........................    1,282       47       1,213       892    268      953       --           2
Sales (3)...............................    (848)      (1)       (489)     (242)  (167)    (157)       --        (55)
Issuances (3)...........................       --       --          --        --     --       --       --          --
Settlements (3).........................       --       --          --        --     --       --       --          --
Transfers into Level 3 (4)..............      559       --          99       131    104        4       --          25
Transfers out of Level 3 (4)............    (630)       --       (123)      (12)   (12)     (20)       --          --
                                         --------    -----    --------  -------- ------ --------    -----      ------
Balance at December 31,................. $  5,460    $  71    $  3,054  $  1,702 $  402 $  1,923    $  --      $  282
                                         ========    =====    ========  ======== ====== ========    =====      ======
Changes in unrealized gains (losses)
 included in net income (loss): (5)
 Net investment income.................. $      4    $  --    $      5  $     27 $   -- $      1    $  --      $    5
 Net investment gains (losses).......... $    (3)    $  --    $   (13)  $    (2) $   -- $     --    $  --      $   --
 Net derivative gains (losses).......... $     --    $  --    $     --  $     -- $   -- $     --    $  --      $   --

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)


                                Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                               --------------------------------------------------------------------------
                               Equity Securities:    Trading and FVO Securities:
                               -----------------  ---------------------------------
                                          Non-                  FVO
                                       redeemable  Actively   General               Residential  Separate
                               Common  Preferred    Traded    Account   Short-term   Mortgage    Account
                               Stock     Stock    Securities Securities Investments Loans - FVO Assets (6)
                               ------  ---------- ---------- ---------- ----------- ----------- ----------
                                                             (In millions)
Year Ended December 31, 2012:
Balance at January 1,......... $  104    $  293     $  --      $  14      $  134       $  --     $  1,082
Total realized/unrealized
 gains (losses) included in:
 Net income (loss): (1), (2)..
  Net investment income.......     --        --        --         12          --          --           --
  Net investment gains
    (losses)..................      7       (1)        --         --          --          --           84
  Net derivative gains
    (losses)..................     --        --        --         --          --          --           --
 OCI..........................    (7)        16        --         --        (19)          --           --
Purchases (3).................     10         5         6         --         246          --          171
Sales (3).....................   (24)      (32)        --         --       (106)          --        (379)
Issuances (3).................     --        --        --         --          --          --            2
Settlements (3)...............     --        --        --         --          --          --          (1)
Transfers into Level 3 (4)....      1        --        --         --           5          --           24
Transfers out of Level 3 (4)..   (31)        --        --         --         (8)          --         (43)
                               ------    ------     -----      -----      ------       -----     --------
Balance at December 31,....... $   60    $  281     $   6      $  26      $  252       $  --     $    940
                               ======    ======     =====      =====      ======       =====     ========
Changes in unrealized gains
 (losses) included in net
 income (loss): (5)
 Net investment income........ $   --    $   --     $  --      $  12      $   --       $  --     $     --
 Net investment gains (losses) $  (4)    $   --     $  --      $  --      $   --       $  --     $     --
 Net derivative gains (losses) $   --    $   --     $  --      $  --      $   --       $  --     $     --

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)


                                          Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                         ------------------------------------------------------------------------
                                           Net Derivatives: (7)
                                         ------------------------------------
                                                      Foreign
                                                      Currency                      Net
                                         Interest     Exchange                   Embedded          Long-term
                                           Rate         Rate       Credit     Derivatives (8)     Debt of CSEs
                                         --------     --------     ------     ---------------     ------------
                                                             (In millions)
Year Ended December 31, 2012:
Balance at January 1,...................  $   67       $   56      $    1        $   (790)          $  (116)
Total realized/unrealized gains
 (losses) included in:
 Net income (loss): (1), (2)
  Net investment income.................      --           --          --               --                --
  Net investment gains (losses).........      --           --          --               --               (7)
  Net derivative gains (losses).........      17         (19)          38              629                --
 OCI....................................     (1)           --          --               --                --
Purchases (3)...........................      --           --          --               --                --
Sales (3)...............................      --           --          --               --                --
Issuances (3)...........................      --           --         (3)               --                --
Settlements (3).........................    (25)           --         (3)               52                79
Transfers into Level 3 (4)..............      --           --          --               --                --
Transfers out of Level 3 (4)............      --           --          --               --                --
                                          ------       ------        ------      ---------          --------
Balance at December 31,.................  $   58       $   37      $   33        $   (109)          $   (44)
                                          ======       ======        ======      =========          ========
Changes in unrealized gains (losses)
 included in net income (loss): (5)
 Net investment income..................  $   --       $   --      $   --        $      --          $     --
 Net investment gains (losses)..........  $   --       $   --      $   --        $      --          $    (7)
 Net derivative gains (losses)..........  $   --       $ (19)      $   36        $     636          $     --

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)


                                            Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                         ------------------------------------------------------------------------------
                                                                   Fixed Maturity Securities:
                                         ------------------------------------------------------------------------------
                                                      U.S.                                        State and
                                           U.S.     Treasury   Foreign                            Political   Foreign
                                         Corporate and Agency Corporate   RMBS    CMBS    ABS    Subdivision Government
                                         --------- ---------- --------- -------- ------ -------- ----------- ----------
                                                                         (In millions)
Year Ended December 31, 2011:
Balance at January 1,................... $  5,063    $  44    $  2,796  $  1,985 $  161 $  1,514    $   1      $  171
Total realized/unrealized gains
 (losses) included in:
 Net income (loss): (1), (2)............
  Net investment income.................        4       --           7        10     --        2       --           6
  Net investment gains (losses).........     (15)       --          16      (10)    (1)     (12)       --          --
  Net derivative gains (losses).........       --       --          --        --     --       --       --          --
 OCI....................................      258        2        (24)      (52)     28       42       --          17
Purchases (3)...........................      789       --         915        78    106      670       --         118
Sales (3)...............................    (653)      (1)     (1,129)     (127)   (86)    (370)       --        (21)
Issuances (3)...........................       --       --          --        --     --       --       --          --
Settlements (3).........................       --       --          --        --     --       --       --          --
Transfers into Level 3 (4)..............      122       --         155        --     11       11       --          --
Transfers out of Level 3 (4)............    (649)     (20)       (478)   (1,193)     --    (711)      (1)          --
                                         --------    -----    --------  -------- ------ --------    -----      ------
Balance at December 31,................. $  4,919    $  25    $  2,258  $    691 $  219 $  1,146    $  --      $  291
                                         ========    =====    ========  ======== ====== ========    =====      ======
Changes in unrealized gains (losses)
 included in net income (loss): (5)
 Net investment income.................. $      4    $  --    $      5  $     11 $   -- $      2    $  --      $    5
 Net investment gains (losses).......... $   (27)    $  --    $   (22)  $   (10) $   -- $    (9)    $  --      $   --
 Net derivative gains (losses).......... $     --    $  --    $     --  $     -- $   -- $     --    $  --      $   --

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)


                                          Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                         --------------------------------------------------------------------------
                                                               Trading and FVO
                                         Equity Securities:      Securities:
                                         -----------------  ---------------------
                                                    Non-                  FVO
                                                 redeemable  Actively   General               Residential  Separate
                                         Common  Preferred    Traded    Account   Short-term   Mortgage    Account
                                         Stock     Stock    Securities Securities Investments Loans - FVO Assets (6)
                                         ------  ---------- ---------- ---------- ----------- ----------- ----------
                                                                       (In millions)
Year Ended December 31, 2011:
Balance at January 1,................... $   79    $  633     $  10      $  50      $  379       $  --     $  1,509
Total realized/unrealized gains
 (losses) included in:
 Net income (loss): (1), (2)............
  Net investment income.................     --        --        --        (6)           1          --           --
  Net investment gains (losses).........     11      (45)        --         --         (1)          --          101
  Net derivative gains (losses).........     --        --        --         --          --          --           --
 OCI....................................     11         1        --         --         134          --           --
Purchases (3)...........................     22         2        --         --       (379)          --          188
Sales (3)...............................   (20)     (298)       (8)       (30)          --          --        (482)
Issuances (3)...........................     --        --        --         --          --          --           --
Settlements (3).........................     --        --        --         --          --          --           --
Transfers into Level 3 (4)..............      1        --        --         --          --          --           18
Transfers out of Level 3 (4)............     --        --       (2)         --          --          --        (252)
                                         ------    ------     -----      -----      ------       -----     --------
Balance at December 31,................. $  104    $  293     $  --      $  14      $  134       $  --     $  1,082
                                         ======    ======     =====      =====      ======       =====     ========
Changes in unrealized gains (losses)
 included in net income (loss): (5)
 Net investment income.................. $   --    $   --     $  --      $ (6)      $    1       $  --     $     --
 Net investment gains (losses).......... $  (6)    $ (16)     $  --      $  --      $  (1)       $  --     $     --
 Net derivative gains (losses).......... $   --    $   --     $  --      $  --      $   --       $  --     $     --

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)

                                          Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                         ------------------------------------------------------------------------
                                           Net Derivatives: (7)
                                         -------------------------------------
                                                      Foreign
                                                      Currency                       Net           Long-term
                                         Interest     Exchange                    Embedded          Debt of
                                           Rate         Rate       Credit      Derivatives (8)       CSEs
                                         --------     --------     -------     ---------------     ----------
                                                                        (In millions)
Year Ended December 31, 2011:
Balance at January 1,...................  $  (23)     $     46     $    33       $       (382)     $    (184)
Total realized/unrealized gains
 (losses) included in:
 Net income (loss): (1), (2)
  Net investment income.................       --           --          --                  --             --
  Net investment gains (losses).........       --           --          --                  --            (8)
  Net derivative gains (losses).........      (7)           10        (33)               (458)             --
 OCI....................................      130           --          14                  --             --
Purchases (3)...........................       --           --          --                  --             --
Sales (3)...............................       --           --          --                  --             --
Issuances (3)...........................       --           --         (2)                  --             --
Settlements (3).........................     (33)           --        (11)                  50             76
Transfers into Level 3 (4)..............       --           --          --                  --             --
Transfers out of Level 3 (4)............       --           --          --                  --             --
                                          -------         --------     -------   -------------         ----------
Balance at December 31,.................  $    67     $     56     $     1       $       (790)     $    (116)
                                          =======         ========     =======   =============         ==========
Changes in unrealized gains (losses)
 included in net income (loss): (5)
 Net investment income..................  $    --     $     --     $    --       $          --     $       --
 Net investment gains (losses)..........  $    --     $     --     $    --       $          --     $      (8)
 Net derivative gains (losses)..........  $  (13)     $     10     $  (32)       $       (454)     $       --

--------

(1)Amortization of premium/accretion of discount is included within net investment income. Impairments charged to net income (loss) on securities are included in net investment gains (losses). Lapses associated with net embedded derivatives are included in net derivative gains (losses).

(2)Interest and dividend accruals, as well as cash interest coupons and dividends received, are excluded from the rollforward.

(3)Items purchased/issued and then sold/settled in the same period are excluded from the rollforward. Fees attributed to embedded derivatives are included in settlements.

(4)Gains and losses, in net income (loss) and OCI, are calculated assuming transfers into and/or out of Level 3 occurred at the beginning of the period. Items transferred into and then out of Level 3 in the same period are excluded from the rollforward.

(5)Changes in unrealized gains (losses) included in net income (loss) relate to assets and liabilities still held at the end of the respective periods.

(6)Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders within separate account liabilities. Therefore, such changes in estimated fair value are not recorded in net income. For the purpose of this disclosure, these changes are presented within net investment gains (losses).

(7)Freestanding derivative assets and liabilities are presented net for purposes of the rollforward.

(8)Embedded derivative assets and liabilities are presented net for purposes of the rollforward.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)


 Fair Value Option

   The following table presents information for residential mortgage loans, which are accounted for under the FVO, and were initially measured at fair value.

                                                                                     December 31,
                                                                                  ------------------
                                                                                      2013     2012
                                                                                  ---------- -------
                                                                                    (In millions)
Unpaid principal balance......................................................... $      508 $    --
Difference between estimated fair value and unpaid principal balance.............      (170)      --
                                                                                  ---------- -------
 Carrying value at estimated fair value (1)...................................... $      338 $    --
                                                                                  ========== =======
Loans in non-accrual status...................................................... $       -- $    --
Loans more than 90 days past due................................................. $       81 $    --
Loans in non-accrual status or more than 90 days past due, or both -- difference
  between aggregate estimated fair value and unpaid principal balance............ $     (82) $    --

--------

(1)Interest income, changes in estimated fair value and gains or losses on sales are recognized in net investment income. Changes in estimated fair value for these loans were due to the following:

                                                                        Years Ended December 31,
                                                                        ------------------------
                                                                           2013    2012    2011
                                                                        -------- ------- -------
                                                                             (In millions)
Instrument-specific credit risk based on changes in credit spreads for
  non-agency loans and adjustments in individual loan quality.......... $    (1) $    -- $    --
Other changes in estimated fair value..................................        1      --      --
                                                                        -------- ------- -------
 Total gains (losses) recognized in net investment income.............. $     -- $    -- $    --
                                                                        ======== ======= =======

   The following table presents information for long-term debt, which is accounted for under the FVO, and was initially measured at fair value.

                                             Long-term Debt                  Long-term Debt of CSEs
                                   ----------------------------------- -----------------------------------
                                   December 31, 2013 December 31, 2012 December 31, 2013 December 31, 2012
                                   ----------------- ----------------- ----------------- -----------------
                                                                (In millions)
Contractual principal balance.....          $    123           $    --         $      42         $      60
Difference between estimated fair
  value and contractual principal
  balance.........................               (1)                --              (14)              (16)
                                            --------           -------         ---------         ---------
 Carrying value at estimated fair
   value (1)......................          $    122           $    --         $      28         $      44
                                            ========           =======         =========         =========

--------

(1)Changes in estimated fair value are recognized in net investment gains (losses). Interest expense is recognized in other expenses.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)


Nonrecurring Fair Value Measurements

  The following table presents information for assets measured at estimated fair value on a nonrecurring basis during the periods and still held at the reporting dates; that is, they are not measured at fair value on a recurring basis but are subject to fair value adjustments only in certain circumstances (for example, when there is evidence of impairment). The estimated fair values for these assets were determined using significant unobservable inputs (Level
3).

                                             At December 31,               Years Ended December 31,
                                         -------------------------------- --------------------------
                                          2013       2012       2011        2013     2012     2011
                                          -------    -------    -------   -------- -------- --------
                                         Carrying Value After Measurement       Gains (Losses)
                                         -------------------------------- --------------------------
                                                           (In millions)
Mortgage loans, net (1)................. $   175    $   361    $   143    $     24 $   (16) $   (25)
Other limited partnership interests (2). $    71    $    48    $     8    $   (40) $   (30) $    (3)
Real estate joint ventures (3).......... $     2    $     8    $    --    $    (1) $    (4) $     --
Goodwill (4)............................ $    --    $    --    $    --    $     -- $   (10) $     --

--------

(1)Estimated fair values for impaired mortgage loans are based on independent broker quotations or valuation models using unobservable inputs or, if the loans are in foreclosure or are otherwise determined to be collateral dependent, are based on the estimated fair value of the underlying collateral or the present value of the expected future cash flows.

(2)For these cost method investments, estimated fair value is determined from information provided in the financial statements of the underlying entities including NAV data. These investments include private equity and debt funds that typically invest primarily in various strategies including domestic and international leveraged buyout funds; power, energy, timber and infrastructure development funds; venture capital funds; and below investment grade debt and mezzanine debt funds. Distributions will be generated from investment gains, from operating income from the underlying investments of the funds and from liquidation of the underlying assets of the funds. It is estimated that the underlying assets of the funds will be liquidated over the next two to 10 years. Unfunded commitments for these investments at both December 31, 2013 and 2012 were not significant.

(3)For these cost method investments, estimated fair value is determined from information provided in the financial statements of the underlying entities including NAV data. These investments include several real estate funds that typically invest primarily in commercial real estate and mezzanine debt. Distributions will be generated from investment gains, from operating income from the underlying investments of the funds and from liquidation of the underlying assets of the funds. It is estimated that the underlying assets of the funds will be liquidated over the next one to 10 years. Unfunded commitments for these investments at both December 31, 2013 and 2012 were not significant.

(4)As discussed in Note 11, in 2012, the Company recorded an impairment of goodwill associated with the Retail Annuities reporting unit. This impairment has been categorized as Level 3 due to the significant unobservable inputs used in the determination of the estimated fair value.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)


Fair Value of Financial Instruments Carried at Other Than Fair Value

  The following tables provide fair value information for financial instruments that are carried on the balance sheet at amounts other than fair value. These tables exclude the following financial instruments: cash and cash equivalents, accrued investment income, payables for collateral under securities loaned and other transactions, short-term debt and those short-term investments that are not securities, such as time deposits, and therefore are not included in the three level hierarchy table disclosed in the "-- Recurring Fair Value Measurements" section. The estimated fair value of the excluded financial instruments, which are primarily classified in Level 2 and, to a lesser extent, in Level 1, approximates carrying value as they are short-term in nature such that the Company believes there is minimal risk of material changes in interest rates or credit quality. All remaining balance sheet amounts excluded from the table below are not considered financial instruments subject to this disclosure.

  The carrying values and estimated fair values for such financial instruments, and their corresponding placement in the fair value hierarchy, are summarized as follows at:

                                                           December 31, 2013
                                     --------------------------------------------------------------
                                                          Fair Value Hierarchy
                                     --------------------------------------------------------------
                                      Carrying                                       Total Estimated
                                       Value        Level 1     Level 2     Level 3    Fair Value
                                     ---------- ----------- ----------- -----------  ---------------
                                                             (In millions)
Assets
Mortgage loans:
  Held-for-investment............... $   45,683   $    --    $      --   $  47,366      $  47,366
  Held-for-sale.....................          3        --           --           3              3
                                     ----------   -------    ---------   ---------      ---------
    Mortgage loans, net............. $   45,686   $    --    $      --   $  47,369      $  47,369
Policy loans........................ $    8,421   $    --    $     786   $   8,767      $   9,553
Real estate joint ventures.......... $       47   $    --    $      --   $      70      $      70
Other limited partnership interests. $      865   $    --    $      --   $   1,013      $   1,013
Other invested assets............... $    2,017   $    87    $   1,752   $     176      $   2,015
Premiums, reinsurance and other
 receivables........................ $   14,210   $    --    $      15   $  14,906      $  14,921
Liabilities
PABs................................ $   70,205   $    --    $      --   $  72,236      $  72,236
Long-term debt...................... $    2,655   $    --    $   2,956   $      --      $   2,956
Other liabilities................... $   19,601   $    --    $     310   $  19,787      $  20,097
Separate account liabilities........ $   57,935   $    --    $  57,935   $      --      $  57,935

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)

                                                         December 31, 2012
                                 -----------------------------------------------------------------
                                                       Fair Value Hierarchy
                                 -----------------------------------------------------------------
                                  Carrying                                         Total Estimated
                                   Value         Level 1      Level 2      Level 3   Fair Value
                                 ----------- ----------- ------------- ----------- ---------------
                                                         (In millions)
Assets
Mortgage loans:
  Held-for-investment........... $    44,657 $        --  $        --  $    47,365   $    47,365
  Held-for-sale.................          --          --           --           --            --
                                 ----------- -----------  -----------  -----------   -----------
    Mortgage loans, net......... $    44,657 $        --  $        --  $    47,365   $    47,365
Policy loans.................... $     8,364 $        --  $       793  $     9,470   $    10,263
Real estate joint ventures...... $        52 $        --  $        --  $        68   $        68
Other limited partnership
 interests...................... $     1,048 $        --  $        --  $     1,161   $     1,161
Other invested assets........... $     2,014 $        93  $     1,885  $       152   $     2,130
Premiums, reinsurance and other
 receivables.................... $    14,172 $        --  $        37  $    15,129   $    15,166
Liabilities
PABs............................ $    71,611 $        --  $        --  $    75,189   $    75,189
Long-term debt.................. $     2,276 $        --  $     2,713  $        --   $     2,713
Other liabilities............... $    19,865 $        --  $       171  $    20,488   $    20,659
Separate account liabilities.... $    51,985 $        --  $    51,985  $        --   $    51,985

  The methods, assumptions and significant valuation techniques and inputs used to estimate the fair value of financial instruments are summarized as follows:

 Mortgage Loans

  Mortgage loans held-for-investment

    For mortgage loans held-for-investment, estimated fair value is primarily determined by estimating expected future cash flows and discounting them using current interest rates for similar mortgage loans with similar credit risk, or is determined from pricing for similar loans.

    Mortgage loans held-for-sale For mortgage loans held-for-sale, estimated fair value is determined using independent non-binding broker quotations or internal valuation models using significant unobservable inputs.

 Policy Loans

   Policy loans with fixed interest rates are classified within Level 3. The estimated fair values for these loans are determined using a discounted cash flow model applied to groups of similar policy loans determined by the nature of the underlying insurance liabilities. Cash flow estimates are developed by applying a weighted-average interest rate to the outstanding principal balance of the respective group of policy loans and an estimated average maturity determined through experience studies of the past performance of policyholder repayment behavior for similar loans. These cash flows are discounted using current risk-free interest rates with no adjustment for borrower credit risk as these loans are fully collateralized by the cash surrender value of the

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)

 underlying insurance policy. Policy loans with variable interest rates are classified within Level 2 and the estimated fair value approximates carrying value due to the absence of borrower credit risk and the short time period between interest rate resets, which presents minimal risk of a material change in estimated fair value due to changes in market interest rates.

 Real Estate Joint Ventures and Other Limited Partnership Interests

   The estimated fair values of these cost method investments are generally based on the Company's share of the NAV as provided in the financial statements of the investees. In certain circumstances, management may adjust the NAV by a premium or discount when it has sufficient evidence to support applying such adjustments.

 Other Invested Assets

   These other invested assets are principally comprised of loans to affiliates. The estimated fair value of loans to affiliates is determined by discounting the expected future cash flows using market interest rates currently available for instruments with similar terms and remaining maturities.

 Premiums, Reinsurance and Other Receivables

   Premiums, reinsurance and other receivables are principally comprised of certain amounts recoverable under reinsurance agreements, amounts on deposit with financial institutions to facilitate daily settlements related to certain derivatives and amounts receivable for securities sold but not yet settled.

   Amounts recoverable under ceded reinsurance agreements, which the Company has determined do not transfer significant risk such that they are accounted for using the deposit method of accounting, have been classified as Level 3. The valuation is based on discounted cash flow methodologies using significant unobservable inputs. The estimated fair value is determined using interest rates determined to reflect the appropriate credit standing of the assuming counterparty.

   The amounts on deposit for derivative settlements, classified within Level 2, essentially represent the equivalent of demand deposit balances and amounts due for securities sold are generally received over short periods such that the estimated fair value approximates carrying value.

 PABs

   These PABs include investment contracts. Embedded derivatives on investment contracts and certain variable annuity guarantees accounted for as embedded derivatives are excluded from this caption in the preceding tables as they are separately presented in "-- Recurring Fair Value Measurements."

   The investment contracts primarily include certain funding agreements, fixed deferred annuities, modified guaranteed annuities, fixed term payout annuities and total control accounts. The valuation of these investment contracts is based on discounted cash flow methodologies using significant unobservable inputs. The estimated fair value is determined using current market risk-free interest rates adding a spread to reflect the nonperformance risk in the liability.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)


 Long-term Debt

   The estimated fair values of long-term debt is principally determined using market standard valuation methodologies. Valuations are based primarily on quoted prices in markets that are not active or using matrix pricing that use standard market observable inputs such as quoted prices in markets that are not active and observable yields and spreads in the market. Instruments valued using discounted cash flow methodologies use standard market observable inputs including market yield curve, duration, observable prices and spreads for similar publicly traded or privately traded issues.

   Capital leases, which are not required to be disclosed at estimated fair value, and debt carried at fair value are excluded from the preceding tables.

 Other Liabilities

   Other liabilities consist primarily of interest payable, amounts due for securities purchased but not yet settled, funds withheld amounts payable, which are contractually withheld by the Company in accordance with the terms of the reinsurance agreements, and amounts payable under certain assumed reinsurance agreements, which are recorded using the deposit method of accounting. The Company evaluates the specific terms, facts and circumstances of each instrument to determine the appropriate estimated fair values, which are not materially different from the carrying values, with the exception of certain deposit type reinsurance payables. For such payables, the estimated fair value is determined as the present value of expected future cash flows, which are discounted using an interest rate determined to reflect the appropriate credit standing of the assuming counterparty.

 Separate Account Liabilities

   Separate account liabilities represent those balances due to policyholders under contracts that are classified as investment contracts.

   Separate account liabilities classified as investment contracts primarily represent variable annuities with no significant mortality risk to the Company such that the death benefit is equal to the account balance, funding agreements related to group life contracts and certain contracts that provide for benefit funding.

   Since separate account liabilities are fully funded by cash flows from the separate account assets which are recognized at estimated fair value as described in the section "-- Recurring Fair Value Measurements," the value of those assets approximates the estimated fair value of the related separate account liabilities. The valuation techniques and inputs for separate account liabilities are similar to those described for separate account assets.

11. Goodwill

  Goodwill, which is included in other assets, is the excess of cost over the estimated fair value of net assets acquired. Goodwill is not amortized but is tested for impairment at least annually or more frequently if events or circumstances, such as adverse changes in the business climate, indicate that there may be justification for conducting an interim test. Step 1 of the goodwill impairment process requires a comparison of the fair value of a reporting unit to its carrying value. In performing the Company's goodwill impairment tests, the estimated fair

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

11. Goodwill (continued)

values of the reporting units are first determined using a market multiple valuation approach. When further corroboration is required, the Company uses a discounted cash flow valuation approach. For reporting units which are particularly sensitive to market assumptions, the Company may use additional valuation methodologies to estimate the reporting units' fair values.

  The market multiple valuation approach utilizes market multiples of companies with similar businesses and the projected operating earnings of the reporting unit. The discounted cash flow valuation approach requires judgments about revenues, operating earnings projections, capital market assumptions and discount rates. The key inputs, judgments and assumptions necessary in determining estimated fair value of the reporting units include projected operating earnings, current book value, the level of economic capital required to support the mix of business, long-term growth rates, comparative market multiples, the account value of in-force business, projections of new and renewal business, as well as margins on such business, the level of interest rates, credit spreads, equity market levels, and the discount rate that the Company believes is appropriate for the respective reporting unit.

  The valuation methodologies utilized are subject to key judgments and assumptions that are sensitive to change. Estimates of fair value are inherently uncertain and represent only management's reasonable expectation regarding future developments. These estimates and the judgments and assumptions upon which the estimates are based will, in all likelihood, differ in some respects from actual future results. Declines in the estimated fair value of the Company's reporting units could result in goodwill impairments in future periods which could materially adversely affect the Company's results of operations or financial position.

  During the 2013 annual goodwill impairment tests, the Company concluded that the fair values of all reporting units were in excess of their carrying values and, therefore, goodwill was not impaired.

  Information regarding goodwill by segment, as well as Corporate & Other, was as follows:

                                          Group,
                                        Voluntary & Corporate
                                         Worksite    Benefit  Corporate
                               Retail    Benefits    Funding   & Other     Total
                              --------- ----------- --------- ---------  ---------
                                                 (In millions)
Balance at January 1, 2012
Goodwill..................... $      37   $    68    $     2   $     4   $     111
Accumulated impairment.......        --        --         --        --          --
                              ---------   -------    -------   -------   ---------
  Total goodwill, net........ $      37   $    68    $     2   $     4   $     111

Impairments (1).............. $    (10)   $    --    $    --   $    --   $    (10)

Balance at December 31, 2012
Goodwill..................... $      37   $    68    $     2   $     4   $     111
Accumulated impairment.......      (10)        --         --        --        (10)
                              ---------   -------    -------   -------   ---------
  Total goodwill, net........ $      27   $    68    $     2   $     4   $     101
Balance at December 31, 2013
Goodwill.....................        37        68          2         4         111
Accumulated impairment.......      (10)        --         --        --        (10)
                              ---------   -------    -------   -------   ---------
  Total goodwill, net........ $      27   $    68    $     2   $     4   $     101
                              =========   =======    =======   =======   =========

--------

(1)For the year ended December 31, 2012, a non-cash charge of $10 million, which had no impact on income taxes, was recorded in other expenses for the impairment of the entire goodwill balance for the Retail Annuities reporting unit.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

12. Long-term and Short-term Debt

  Long-term and short-term debt outstanding was as follows:

                                  Interest Rates (1)
                                ----------------------
                                                                     December 31,
                                              Weighted             -----------------
                                    Range     Average   Maturity     2013     2012
                                ------------- -------- ----------- -------- --------
                                                                     (In millions)
Surplus notes -- affiliated.... 3.00% - 7.38%  6.51%   2014 - 2037 $  1,100 $  1,099
Surplus notes.................. 7.63% - 7.88%  7.84%   2015 - 2025      701      700
Mortgage loans -- affiliated... 2.12% - 7.26%  5.38%   2015 - 2020      364      306
Senior notes -- affiliated (2). 0.93% - 2.86%  2.07%   2021 - 2022       79       80
Other notes (3)................ 1.39% - 8.00%  3.06%   2014 - 2027      533       91
Capital lease obligations......                                          23       25
                                                                   -------- --------
Total long-term debt (4).......                                       2,800    2,301
Total short-term debt..........                                         175      100
                                                                   -------- --------
Total..........................                                    $  2,975 $  2,401
                                                                   ======== ========

--------

(1)Range of interest rates and weighted average interest rates are for the year ended December 31, 2013.

(2)During 2012, a consolidated VIE issued $80 million of long-term debt to an affiliate. See Note 8.

(3)The Company consolidated an open ended core real estate fund formed in the fourth quarter of 2013. During 2013, this consolidated VIE issued $373 million of long-term debt. See Note 8.

(4)Excludes $28 million and $44 million of long-term debt relating to CSEs at December 31, 2013 and 2012, respectively. See Note 8.

  The aggregate maturities of long-term debt at December 31, 2013 for the next five years and thereafter are $258 million in 2014, $530 million in 2015, $5 million in 2016, $65 million in 2017, $37 million in 2018 and $1.9 billion thereafter.

  Capital lease obligations and mortgage loans are collateralized and rank highest in priority, followed by unsecured senior debt which consists of senior notes and other notes. Payments of interest and principal on the Company's surplus notes are subordinate to all other obligations. Payments of interest and principal on surplus notes may be made only with the prior approval of the insurance department of the state of domicile.

  Certain of the Company's debt instruments, and its credit and committed facilities, contain various administrative, reporting, legal and financial covenants. The Company believes it was in compliance with all such covenants at December 31, 2013.

Surplus Notes - Affiliated

  In April 2011, Metropolitan Life Insurance Company repaid in cash a $775 million surplus note issued to MetLife, Inc., with an original maturity of December 2011. The early redemption was approved by the Superintendent.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

12. Long-term and Short-term (continued)


Capital Notes - Affiliated

  In December 2011, Metropolitan Life Insurance Company repaid in cash $500 million of capital notes issued to MetLife, Inc.

Mortgage Loans - Affiliated

  In December 2011, a wholly-owned real estate subsidiary of the Company issued a mortgage loan for $110 million to MICC. This affiliated mortgage loan is secured by real estate held by the subsidiary for investment. This mortgage loan bears interest at a rate of one-month LIBOR plus 1.95%, which is payable quarterly through maturity in 2015.

Short-term Debt

  Short-term debt with maturities of one year or less was as follows:

                                              December 31,
                                          ---------------------
                                             2013       2012
                                          ---------- ----------
                                              (In millions)
                Commercial paper......... $      175 $      100
                Average daily balance.... $      103 $      119
                Average days outstanding.    55 days    40 days

  During the years ended December 31, 2013, 2012 and 2011, the weighted average interest rate on short-term debt was 0.12%, 0.17% and 0.16%, respectively.

Interest Expense

  Interest expense related to long-term and short-term debt included in other expenses was $150 million, $148 million and $185 million for the years ended December 31, 2013, 2012 and 2011, respectively. These amounts include $91 million, $89 million and $125 million of interest expense related to affiliated debt for the years ended December 31, 2013, 2012 and 2011, respectively. Such amounts do not include interest expense on long-term debt related to CSEs. See
Note 8.

Credit and Committed Facilities

  The Company maintains unsecured credit facilities and a committed facility, which aggregated $4.0 billion and $500 million, respectively, at December 31, 2013. When drawn upon, these facilities bear interest at varying rates in accordance with the respective agreements.

 Credit Facilities

   The unsecured credit facilities are used for general corporate purposes, to support the borrowers' commercial paper program and for the issuance of letters of credit. Total fees expensed associated with these credit facilities

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

12. Long-term and Short-term (continued)

 were $3 million, $3 million and $6 million for the years ended December 31, 2013, 2012 and 2011, respectively, and are included in other expenses. Information on these credit facilities at December 31, 2013 was as follows:

                                                         Letters of
                                                           Credit               Unused
Borrower(s)                    Expiration      Capacity  Issued(1)  Drawdowns Commitments
-------------------------- ------------------ ---------- ---------- --------- -----------
                                                             (In millions)
MetLife, Inc. and MetLife
  Funding, Inc............ September 2017 (2) $    1,000  $     59   $    --  $      941
MetLife, Inc. and MetLife
  Funding, Inc............    August 2016 (3)      3,000       133        --       2,867
                                              ----------  --------   -------  ----------
 Total....................                    $    4,000  $    192   $    --  $    3,808
                                              ==========  ========   =======  ==========

--------

(1)MetLife, Inc. and MetLife Funding, Inc., a wholly owned subsidiary of Metropolitan Life Insurance Company, are severally liable for their respective obligations under such unsecured credit facilities. MetLife Funding, Inc. is not an applicant under letters of credit outstanding as of December 31, 2013 and is not responsible for any reimbursement obligations under such letters of credit.
(2)In September 2012, MetLife, Inc. and MetLife Funding, Inc. entered into a $1.0 billion five-year credit agreement which amended and restated the three-year agreement dated October 2010. All borrowings under the 2012 five-year credit agreement must be repaid by September 2017, except that letters of credit outstanding on that date may remain outstanding until no later than September 2018. The Company incurred costs of $2 million related to the amended and restated credit facility, which have been capitalized and included in other assets. These costs are being amortized over the remaining term of the amended and restated credit facility.
(3)In October 2013, availability under the unsecured credit facilities increased by $1.9 billion, as MetLife, Inc. no longer required and therefore canceled $1.9 billion of outstanding letters of credit. See Note 20.

 Committed Facility

   The committed facility is used for collateral for certain of the Company's affiliated reinsurance liabilities. Total fees expensed associated with this committed facility were $3 million for each of the years ended December 31, 2013, 2012 and 2011 and are included in other expenses. Information on the committed facility at December 31, 2013 was as follows:

                                                                 Letters
                                                                of Credit             Unused
Account Party/Borrower(s)                   Expiration Capacity Issued(1) Drawdowns Commitments
------------------------------------------- ---------- -------- --------- --------- -----------
                                                               (In millions)
Exeter Reassurance Company, Ltd., MetLife,
  Inc. & Missouri Reinsurance, Inc......... June 2016   $  500   $  490    $    --   $      10

--------

(1)Missouri Reinsurance, Inc., a subsidiary of Metropolitan Life Insurance Company, had outstanding $490 million in letters of credit at December 31, 2013.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


13. Equity

Capital Contributions

  During the year ended December 31, 2011, United MetLife Insurance Company Limited ("United"), an insurance underwriting joint venture of the Company accounted for under the equity method, merged with Sino-US MetLife Insurance Company Limited ("Sino"), another insurance underwriting joint venture of an affiliate of the Company. The Company's ownership interest in the merged entity, Sino-US United MetLife Insurance Company Limited ("Sino-United") was determined based on its contributed capital and share of undistributed earnings of United compared to the contributed capital and undistributed earnings of all other owners of United and Sino. Since both of the joint ventures were under common ownership both prior to and subsequent to the merger, the Company's investment in Sino-United is based on the carrying value of its investment in United. Pursuant to the merger, the Company entered into an agreement whereby the affiliate will pay an amount to the Company based on the relative fair values of their respective investments in Sino-United. Accordingly, upon completion of the estimation of fair value, $47 million, representing a capital contribution, was received during the year ended December 31, 2011. The Company's investment in Sino-United is accounted for under the equity method and is included in other invested assets.

  During each of the years ended December 31, 2013, 2012 and 2011, MetLife, Inc. contributed $3 million in the form of payment of line of credit fees on the Company's behalf.

Stock-Based Compensation Plans

 Overview

   The stock-based compensation expense recognized by the Company is related to awards payable in shares of MetLife, Inc. common stock ("Shares"), or options to purchase MetLife, Inc. common stock. The Company does not issue any awards payable in its common stock or options to purchase its common stock.

 Description of Plans for Employees and Agents -- General Terms

   The MetLife, Inc. 2000 Stock Incentive Plan, as amended (the "2000 Stock Plan") authorized the granting of awards to employees and agents in the form of options ("Stock Options") to buy Shares that either qualify as incentive Stock Options under Section 422A of the Code or are non-qualified. By
 December 31, 2009, all awards under the 2000 Stock Plan had either vested or been forfeited. No awards have been made under the 2000 Stock Plan since 2005.

   Under the MetLife, Inc. 2005 Stock and Incentive Compensation Plan (the "2005 Stock Plan"), awards granted to employees and agents may be in the form of Stock Options, Stock Appreciation Rights, Restricted Stock or Restricted Stock Units, Performance Shares or Performance Share Units, Cash-Based Awards and Stock-Based Awards (each as defined in the 2005 Stock Plan with reference to Shares).

   The aggregate number of shares authorized for issuance under the 2005 Stock Plan is 68,000,000, plus those shares available but not utilized under the 2000 Stock Plan and those shares utilized under the 2000 Stock Plan that are recovered due to forfeiture of Stock Options. Each share issued under the 2005 Stock Plan in connection with a Stock Option or Stock Appreciation Right reduces the number of Shares remaining for issuance under that plan by one, and each Share issued under the 2005 Stock Plan in connection with awards other than Stock

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

13. Equity (continued)

 Options or Stock Appreciation Rights reduces the number of Shares remaining for issuance under that plan by 1.179 Shares. At December 31, 2013, the aggregate number of Shares remaining available for issuance pursuant to the 2005 Stock Plan was 20,098,440. Stock Option exercises and other awards settled in Shares are satisfied through the issuance of Shares held in treasury by MetLife, Inc. or by the issuance of new Shares.

   Of MetLife, Inc.'s stock-based compensation expense for the years ended December 31, 2013, 2012, and 2011, 69%, 76% and 70%, respectively, was allocated to the Company. No expense amounts related to stock-based awards to MetLife, Inc. non-management directors were allocated to the Company. This allocation represents substantially all stock-based compensation recognized in the Company's consolidated results of operations. Accordingly, this discussion addresses MetLife, Inc.'s practices for recognizing expense for awards under the 2000 Stock Plan and 2005 Stock Plan (together, the "Incentive Plans"). References to compensation expense in this note refer to the Company's allocated portion of that expense. All other references relevant to awards under the Incentive Plans pertain to all awards under those plans.

   Compensation expense related to awards under the 2005 Stock Plan is recognized based on the number of awards expected to vest, which represents the awards granted less expected forfeitures over the life of the award, as estimated at the date of grant. Unless a material deviation from the assumed forfeiture rate is observed during the term in which the awards are expensed, any adjustment necessary to reflect differences in actual experience is recognized in the period the award becomes payable or exercisable.

   Compensation expense related to awards under the 2005 Stock Plan is principally related to the issuance of Stock Options, Performance Shares and Restricted Stock Units. The majority of the awards granted by MetLife, Inc. each year under the 2005 Stock Plan are made in the first quarter of each year.

 Compensation Expense Related to Stock-Based Compensation

   The components of compensation expense related to stock-based compensation were as follows:

                                          Years Ended December 31,
                                         --------------------------
                                           2013     2012     2011
                                         -------- -------- --------
                                               (In millions)
             Stock Options.............. $     36 $     52 $     48
             Performance Shares (1).....       44       53       37
             Restricted Stock Units.....       42       22       15
                                         -------- -------- --------
             Total compensation expense. $    122 $    127 $    100
                                         ======== ======== ========
             Income tax benefit......... $     43 $     44 $     35
                                         ======== ======== ========

--------

(1)Performance Shares expected to vest and the related compensation expenses may be further adjusted by the performance factor most likely to be achieved, as estimated by management, at the end of the performance period.

   At December 31, 2013, the Company's allocated portion of expense for Stock Options, Performance Shares and Restricted Stock Units was 91%, 48% and 92%, respectively.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

13. Equity (continued)


   The following table presents MetLife, Inc.'s total unrecognized compensation expense related to stock-based compensation and the expected weighted average period over which these expenses will be recognized at:

                                           December 31, 2013
                                     ------------------------------
                                                   Weighted Average
                                        Expense         Period
                                     ------------- ----------------
                                     (In millions)     (Years)
             Stock Options..........  $        25        1.27
             Performance Shares.....  $        61        1.71
             Restricted Stock Units.  $        42        1.88

 Equity Awards

  Stock Options

    Stock Options are the contingent right of award holders to purchase Shares at a stated price for a limited time. All Stock Options have an exercise price equal to the closing price of a Share reported on the New York Stock Exchange on the date of grant, and have a maximum term of 10 years. The vast majority of Stock Options granted have become or will become exercisable at a rate of one-third of each award on each of the first three anniversaries of the grant date. Other Stock Options have become or will become exercisable on the third anniversary of the grant date. Vesting is subject to continued service, except for employees who are retirement eligible and in certain other limited circumstances.

    A summary of the activity related to Stock Options was as follows:

                                                                                     Weighted
                                                                                      Average
                                                                                     Remaining    Aggregate
                                                      Shares Under Weighted Average Contractual   Intrinsic
                                                         Option     Exercise Price     Term       Value (1)
                                                      ------------ ---------------- ----------- -------------
                                                                                      (Years)   (In millions)
Outstanding at January 1, 2013.......................  35,153,071     $    40.89       5.50         $      51
Granted..............................................   1,310,019     $    35.96
Exercised............................................ (6,357,522)     $    31.80
Expired..............................................   (183,662)     $    50.46
Forfeited............................................   (170,530)     $    39.86
                                                      ------------
Outstanding at December 31, 2013.....................  29,751,376     $    42.56       5.19         $     379
                                                      ============ ================ =========== =============
Expected to vest at a future date as of December 31,
  2013...............................................  29,536,674     $    42.60       5.16         $     376
                                                      ============ ================ =========== =============
Exercisable at December 31, 2013.....................  22,786,277     $    43.56        4.32        $     277
                                                      ============ ================ =========== =============

--------

(1)The aggregate intrinsic value was computed using the closing Share price on December 31, 2013 of $53.92 and December 31, 2012 of $32.94, as applicable.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

13. Equity (continued)


    The fair value of Stock Options is estimated on the date of grant using a binomial lattice model. Significant assumptions used in MetLife, Inc.'s binomial lattice model are further described below. The assumptions include: expected volatility of the price of Shares; risk-free rate of return; dividend yield on Shares; exercise multiple; and the post-vesting termination rate.

    Expected volatility is based upon an analysis of historical prices of Shares and call options on Shares traded on the open market. MetLife, Inc. uses a weighted-average of the implied volatility for publicly-traded call options with the longest remaining maturity nearest to the money as of each valuation date and the historical volatility, calculated using monthly closing prices of Shares. MetLife, Inc. chose a monthly measurement interval for historical volatility as this interval reflects MetLife, Inc.'s view that employee option exercise decisions are based on longer-term trends in the price of the underlying Shares rather than on daily price movements.

    The binomial lattice model used by MetLife, Inc. incorporates different risk-free rates based on the imputed forward rates for U.S. Treasury Strips for each year over the contractual term of the option. The table below presents the full range of rates that were used for options granted during the respective periods.

    Dividend yield is determined based on historical dividend distributions compared to the price of the underlying Shares as of the valuation date and held constant over the life of the Stock Option.

    The binomial lattice model used by MetLife, Inc. incorporates the contractual term of the Stock Options. The model also factors in expected exercise behavior and a post-vesting termination rate, or the rate at which vested options are exercised or expire prematurely due to termination of employment. From these factors, the model derives an expected life of the Stock Option. The exercise behavior in the model is a multiple that reflects the ratio of exercise price to the strike price of the Stock Option at which holders are expected to exercise. The exercise multiple is derived from actual historical exercise activity. The post-vesting termination rate is determined from actual historical exercise experience and expiration activity under the Incentive Plans.

    The following table presents the weighted average assumptions, with the exception of risk-free rate, which is expressed as a range, used to determine the fair value of Stock Options issued:

                                                               Years Ended December 31,
                                                          -----------------------------------
                                                             2013        2012        2011
                                                          ----------- ----------- -----------
Dividend yield...........................................    2.13%       1.95%       1.65%
Risk-free rate of return................................. 0.16%-3.89% 0.21%-4.17% 0.29%-5.51%
Expected volatility......................................   32.98%      35.59%      32.64%
Exercise multiple........................................    1.51        1.58        1.69
Post-vesting termination rate............................    3.16%       3.14%       3.36%
Contractual term (years).................................     10          10          10
Expected life (years)....................................      7           7           7
Weighted average exercise price of stock options granted.   $35.96      $37.91      $45.16
Weighted average fair value of stock options granted.....    $9.88      $11.33      $14.27

    MetLife, Inc. deducts 35% of the compensation amount of a Stock Option from its income on its tax return. The compensation amount is the price of shares on the date the Stock Option is exercised less the exercise

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

13. Equity (continued)

  price of the Stock Option. This tax benefit is allocated to the subsidiary of MetLife, Inc. that is the current or former employer of the associate, or is or was the principal for the non-employee insurance agent, who exercised the Stock Option.

  The following table presents a summary of Stock Option exercise activity:

                                                          Years Ended December 31,
                                                          -------------------------
                                                            2013     2012    2011
-                                                         -------- -------- -------
                                                                (In millions)
Total intrinsic value of stock options exercised......... $     79 $     29 $    41
Cash received from exercise of stock options............. $    202 $    109 $    88
Income tax benefit realized from stock options exercised. $     28 $     10 $    13

  Performance Shares

    Performance Shares are units that, if they vest, are multiplied by a performance factor to produce a number of final Performance Shares which are payable in Shares. Performance Shares are accounted for as equity awards, but are not credited with dividend-equivalents for actual dividends paid on Shares during the performance period. Performance Share awards normally vest in their entirety at the end of the three-year performance period. Vesting is subject to continued service, except for employees who are retirement eligible and in certain other limited circumstances.

    For awards granted prior to the January 1, 2013 - December 31, 2015 performance period, vested Performance Shares are multiplied by a performance factor of 0.0 to 2.0 based on MetLife, Inc.'s adjusted income, total shareholder return, and performance in change in annual net operating earnings and total shareholder return compared to the performance of its competitors, each measured with respect to the applicable three-year performance period or portions thereof. The estimated fair value of Performance Shares is based upon the closing price of a Share on the date of grant, reduced by the present value of estimated dividends to be paid on that stock during the performance period. The performance factor for the January 1, 2010 - December 31, 2012 performance period was 0.92.

    For the January 1, 2013 - December 31, 2015 performance period, the vested Performance Shares will be multiplied by a performance factor of 0.00 to
  1.75. Assuming that MetLife, Inc. has met threshold performance goals related to its adjusted income or total shareholder return, the MetLife, Inc. Compensation Committee will determine the performance factor in its discretion. In doing so, the Compensation Committee may consider MetLife, Inc.'s total shareholder return relative to the performance of its competitors and MetLife, Inc.'s operating return on equity relative to its financial plan. The estimated fair value of Performance Shares will be remeasured each quarter until they become payable.

  Restricted Stock Units

    Restricted Stock Units are units that, if they vest, are payable in an equal number of Shares. Restricted Stock Units are accounted for as equity awards and are not credited with dividend-equivalents for dividends paid on Shares. Accordingly, the estimated fair value of Restricted Stock Units is based upon the closing price of Shares on the date of grant, reduced by the present value of estimated dividends to be paid on that stock.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

13. Equity (continued)


    The vast majority of Restricted Stock Units normally vest in their entirety on the third anniversary of their grant date. Other Restricted Stock Units normally vest in thirds on the first three anniversaries of their grant date, and others vest in their entirety on the fifth anniversary of their grant date. Vesting is subject to continued service, except for employees who are retirement eligible and in certain other limited circumstances.

    The following table presents a summary of Performance Share and Restricted Stock Unit activity:

                                                        Performance Shares   Restricted Stock Units
                                                      ---------------------- ----------------------
                                                                   Weighted              Weighted
                                                                   Average               Average
                                                                  Grant Date            Grant Date
                                                        Shares    Fair Value   Units    Fair Value
                                                      ----------- ---------- ---------  ----------
Outstanding at January 1, 2013.......................   4,822,028 $    36.93 2,080,148  $    36.55
Granted..............................................   1,749,212 $    50.86 2,182,213  $    32.34
Forfeited............................................   (151,075) $    40.87 (395,365)  $    33.97
Payable (1).......................................... (1,346,025) $    32.24 (538,480)  $    33.17
                                                      -----------            ---------
Outstanding at December 31, 2013.....................   5,074,140 $    42.86 3,328,516  $    33.35
                                                      =========== ========== =========  ==========
Expected to vest at a future date as of December 31,
  2013...............................................   5,067,337 $    38.60 2,995,664  $    33.34
                                                      =========== ========== =========  ==========

--------

(1)Includes both Shares paid and Shares deferred for later payment.

    Performance Share amounts above represent aggregate initial target awards and do not reflect potential increases or decreases resulting from the performance factor determined after the end of the respective performance periods. At December 31, 2013, the three year performance period for the 2011 Performance Share grants was completed, but the performance factor had not yet been calculated. Included in the immediately preceding table are 1,545,020 outstanding Performance Shares to which the 2011 - 2013 performance factor will be applied. The factor will be determined in the second quarter of 2014.

Statutory Equity and Income

  Each U.S. insurance company's state of domicile imposes risk-based capital ("RBC") requirements that were developed by the National Association of Insurance Commissioners ("NAIC"). Regulatory compliance is determined by a ratio of a company's total adjusted capital, calculated in the manner prescribed by the NAIC ("TAC") to its authorized control level RBC, calculated in the manner prescribed by the NAIC ("ACL RBC"). Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. The minimum level of TAC before corrective action commences is twice ACL RBC ("Company Action RBC"). The RBC ratios for Metropolitan Life Insurance Company and each of its insurance subsidiaries were in excess of 400% for all periods presented.

  The New York State Department of Financial Services issues an annual "Special Considerations" circular letter to New York licensed insurers dictating tests to be performed as part of insurers' year-end asset adequacy testing. The New York State Department of Financial Services issued its 2013 Special Considerations letter on October 31, 2013. The letter mandates the use of certain assumptions in the 2013 asset adequacy testing. Metropolitan Life Insurance Company will grade in over three years the amount of LTC reserves required as a result of the new assumptions. Under this grade-in, Metropolitan Life Insurance Company increased its asset

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

13. Equity (continued)

adequacy reserves for LTC policies by $300 million as of December 31, 2013 and will increase such reserves by approximately $200 million and $100 million as of December 31, 2014 and 2015, respectively. The actual 2014 and 2015 amounts may differ from current estimates due to changes in economic conditions, regulation, or policyholder behavior.

  Metropolitan Life Insurance Company and its insurance subsidiaries prepare statutory-basis financial statements in accordance with statutory accounting practices prescribed or permitted by the insurance department of their respective state of domicile. The NAIC has adopted the Codification of Statutory Accounting Principles ("Statutory Codification"). Statutory Codification is intended to standardize regulatory accounting and reporting to state insurance departments. However, statutory accounting principles continue to be established by individual state laws and permitted practices. Modifications by the various state insurance departments may impact the effect of Statutory Codification on the statutory capital and surplus of Metropolitan Life Insurance Company and its insurance subsidiaries.

  Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting surplus notes as surplus instead of debt, reporting of reinsurance agreements and valuing securities on a different basis.

  In addition, certain assets are not admitted under statutory accounting principles and are charged directly to surplus. The most significant assets not admitted by the Company are net deferred income tax assets resulting from temporary differences between statutory accounting principles basis and tax basis not expected to reverse and become recoverable within three years.

  Statutory net income (loss) of Metropolitan Life Insurance Company, a New York domiciled insurer was $369 million, $1.3 billion and $2.0 billion for the years ended December 31, 2013, 2012 and 2011, respectively. Statutory capital and surplus was $12.4 billion and $14.3 billion at December 31, 2013 and 2012, respectively. All such amounts are derived from the statutory-basis financial statements as filed with the New York State Department of Financial Services.

  Statutory net income (loss) of New England Life Insurance Company ("NELICO"), a Massachusetts domiciled insurer, was $103 million, $79 million and $63 million for the years ended December 31, 2013, 2012 and 2011, respectively. Statutory capital and surplus was $571 million and $539 million at December 31, 2013 and 2012, respectively. All such amounts are derived from the statutory-basis financial statements as filed with the Massachusetts State Division of Insurance.

  Statutory net income (loss) of GALIC, a Missouri domiciled insurer, was $60 million, $19 million and $128 million for the years ended December 31, 2013, 2012 and 2011, respectively. Statutory capital and surplus was $818 million and $873 million at December 31, 2013 and 2012, respectively. All such amounts are derived from the statutory-basis financial statements as filed with the Missouri State Department of Insurance.

Dividend Restrictions

  Under New York State Insurance Law, Metropolitan Life Insurance Company is permitted, without prior insurance regulatory clearance, to pay stockholder dividends to MetLife, Inc. as long as the aggregate amount of all such dividends in any calendar year does not exceed the lesser of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year or (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized capital gains). Metropolitan Life Insurance Company will be permitted

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

13. Equity (continued)

to pay a dividend to MetLife, Inc. in excess of the lesser of such two amounts only if it files notice of its intention to declare such a dividend and the amount thereof with the New York Superintendent of Financial Services (the "Superintendent") and the Superintendent either approves the distribution of the dividend or does not disapprove the dividend within 30 days of its filing. Under New York State Insurance Law, the Superintendent has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its stockholders. During the years ended December 31, 2013 and 2012, Metropolitan Life Insurance Company paid a dividend of $1.4 billion and $1.0 billion, respectively. During the year ended December 31, 2011, Metropolitan Life Insurance Company paid a dividend of $1.3 billion, of which $170 million was a transfer of securities. Based on amounts at December 31, 2013, Metropolitan Life Insurance Company could pay a stockholder dividend in 2014 of $1.1 billion without prior approval of the Superintendent.

  Under Massachusetts State Insurance Law, NELICO is permitted, without prior insurance regulatory clearance, to pay a stockholder dividend to Metropolitan Life Insurance Company as long as the aggregate amount of the dividend, when aggregated with all other dividends paid in the preceding 12 months, does not exceed the greater of: (i) 10 % of its surplus to policyholders as of the end of the immediately preceding calendar year; or (ii) its statutory net gain from operations for the immediately preceding calendar year. NELICO will be permitted to pay a dividend to Metropolitan Life Insurance Company in excess of the greater of such two amounts only if it files notice of the declaration of such a dividend and the amount thereof with the Massachusetts Commissioner of Insurance (the "Massachusetts Commissioner") and the Massachusetts Commissioner either approves the distribution of the dividend or does not disapprove the distribution within 30 days of its filing. In addition, any dividend that exceeds earned surplus (defined as "unassigned funds (surplus)") as of the last filed annual statutory statement requires insurance regulatory approval. Under Massachusetts State Insurance Law, the Massachusetts Commissioner has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its stockholders. During the years ended December 31, 2013, 2012 and 2011, NELICO paid a dividend of $77 million, $46 million and $107 million, respectively. Based on amounts at December 31, 2013, NELICO could pay a stockholder dividend in 2014 of $102 million without prior approval of the Massachusetts Commissioner.

  Under Missouri State Insurance Law, GALIC is permitted, without prior insurance regulatory clearance, to pay a stockholder dividend to Metropolitan Life Insurance Company as long as the amount of such dividend when aggregated with all other dividends in the preceding 12 months, does not exceed the greater of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year; or (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding net realized capital gains). GALIC will be permitted to pay a dividend to Metropolitan Life Insurance Company in excess of the greater of such two amounts only if it files notice of the declaration of such a dividend and the amount thereof with the Missouri Director of Insurance (the "Missouri Director") and the Missouri Director either approves the distribution of the dividend or does not disapprove the distribution within 30 days of its filing. In addition, any dividend that exceeds earned surplus (defined by the Company as "unassigned funds (surplus)") as of the last filed annual statutory statement requires insurance regulatory approval. Under Missouri State Insurance Law, the Missouri Director has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its stockholders. During the years ended December 31, 2013 and 2012, GALIC did not pay dividends to Metropolitan Life Insurance Company. During the year ended December 31, 2011, GALIC paid an extraordinary cash dividend to GenAmerica Financial, LLC ("GenAmerica"), its former parent, of $183 million and GenAmerica subsequently paid an ordinary dividend to Metropolitan Life Insurance Company of $183 million. Based on amounts at December 31, 2013, GALIC could pay a stockholder dividend in 2014 of $81 million without prior approval of the Missouri Director.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

13. Equity (continued)


  For the years ended December 31, 2013, 2012 and 2011, Metropolitan Life Insurance Company received dividends from non-insurance subsidiaries of $45 million, $87 million and $518 million, respectively.

Accumulated Other Comprehensive Income (Loss)

  Information regarding changes in the balances of each component of AOCI attributable to Metropolitan Life Insurance Company, net of income tax, was as follows:

                                             Unrealized                       Foreign    Defined
                                          Investment Gains     Unrealized    Currency    Benefit
                                          (Losses), Net of   Gains (Losses) Translation   Plans
                                         Related Offsets (1) on Derivatives Adjustments Adjustment  Total
                                         ------------------- -------------- ----------- ---------- --------
                                                                   (In millions)
Balance at December 31, 2010............    $      2,360        $     58      $    34   $  (1,429) $  1,023
OCI before reclassifications............           2,602           1,231            6        (545)    3,294
Income tax expense (benefit)............           (911)           (430)          (3)          202  (1,142)
                                            ------------        --------      -------   ---------- --------
 OCI before reclassifications, net of
   income tax...........................           4,051             859           37      (1,772)    3,175
Amounts reclassified from AOCI..........            (35)            (28)           --        (126)    (189)
Income tax expense (benefit)............              12               9           --           47       68
                                            ------------        --------      -------   ---------- --------
 Amounts reclassified from AOCI, net of
   income tax...........................            (23)            (19)           --         (79)    (121)
                                            ------------        --------      -------   ---------- --------
Balance at December 31, 2011............    $      4,028        $    840      $    37   $  (1,851) $  3,054
OCI before reclassifications............           2,406           (243)         (30)        (618)    1,515
Income tax expense (benefit)............           (843)              87           11          217    (528)
                                            ------------        --------      -------   ---------- --------
 OCI before reclassifications, net of
   income tax...........................           5,591             684           18      (2,252)    4,041
Amounts reclassified from AOCI..........              96               2           --        (148)     (50)
Income tax expense (benefit)............            (33)             (1)           --           51       17
                                            ------------        --------      -------   ---------- --------
 Amounts reclassified from AOCI, net of
   income tax...........................              63               1           --         (97)     (33)
                                            ------------        --------      -------   ---------- --------
Balance at December 31, 2012............    $      5,654        $    685      $    18   $  (2,349) $  4,008
OCI before reclassifications............         (3,321)           (677)           22        1,396  (2,580)
Income tax expense (benefit)............           1,145             237          (9)        (490)      883
                                            ------------        --------      -------   ---------- --------
 OCI before reclassifications, net of
   income tax...........................           3,478             245           31      (1,443)    2,311
Amounts reclassified from AOCI..........            (16)            (14)           --        (205)    (235)
Income tax expense (benefit)............               6               5           --           71       82
                                            ------------        --------      -------   ---------- --------
 Amounts reclassified from AOCI, net of
   income tax...........................            (10)             (9)           --        (134)    (153)
                                            ------------        --------      -------   ---------- --------
Balance at December 31, 2013............    $      3,468        $    236      $    31   $  (1,577) $  2,158
                                            ============        ========      =======   ========== ========

--------

(1)See Note 8 for information on offsets to investments related to insurance liabilities, DAC and VOBA and the policyholder dividend obligation.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

13. Equity (continued)


  Information regarding amounts reclassified out of each component of AOCI, was as follows:

                                                                                      Statement of Operations and
AOCI Components                                   Amounts Reclassified from AOCI  Comprehensive Income (Loss) Location
------------------------------------------------  ------------------------------- ------------------------------------
                                                      Years Ended December 31
                                                  -------------------------------
                                                     2013      2012       2011
                                                  ---------- --------- ----------
                                                           (In millions)
Net unrealized investment gains (losses):
  Net unrealized investment gains (losses)....... $       38 $   (158) $    (116) Other net investment gains (losses)
  Net unrealized investment gains (losses).......         53        56         40 Net investment income
  Net unrealized investment gains (losses).......       (28)      (16)         94 Net derivative gains (losses)
  OTTI...........................................       (47)        22         17 OTTI on fixed maturity securities
                                                  ---------- --------- ----------
   Net unrealized investment gains (losses),
    before income tax............................         16      (96)         35
   Income tax (expense) benefit..................        (6)        33       (12)
                                                  ---------- --------- ----------
   Net unrealized investment gains (losses),
    net of income tax............................ $       10 $    (63) $       23
                                                  ========== ========= ==========
Unrealized gains (losses) on derivatives - cash
 flow hedges:
  Interest rate swaps............................ $       20 $       3 $       -- Net derivative gains (losses)
  Interest rate swaps............................          8         4          1 Net investment income
  Interest rate forwards.........................          1        --         22 Net derivative gains (losses)
  Interest rate forwards.........................          2         2          2 Net investment income
  Foreign currency swaps.........................       (15)       (7)          7 Net derivative gains (losses)
  Foreign currency swaps.........................        (3)       (5)        (5) Net investment income
  Credit forwards................................         --        --          1 Net derivative gains (losses)
  Credit forwards................................          1         1         -- Net investment income
                                                  ---------- --------- ----------
   Gains (losses) on cash flow hedges, before
    income tax...................................         14       (2)         28
   Income tax (expense) benefit..................        (5)         1        (9)
                                                  ---------- --------- ----------
   Gains (losses) on cash flow hedges, net of
    income tax................................... $        9 $     (1) $       19
                                                  ========== ========= ==========
Defined benefit plans adjustment: (1)
  Amortization of net actuarial gains (losses)... $      274 $     246 $      231
  Amortization of prior service (costs) credit...       (69)      (98)      (105)
                                                  ---------- --------- ----------
   Amortization of defined benefit plan items,
    before income tax............................        205       148        126
   Income tax (expense) benefit..................       (71)      (51)       (47)
                                                  ---------- --------- ----------
   Amortization of defined benefit plan items,
    net of income tax............................ $      134 $      97 $       79
                                                  ========== ========= ==========
Total reclassifications, net of income tax....... $      153 $      33 $      121
                                                  ========== ========= ==========

--------

(1)These AOCI components are included in the computation of net periodic benefit costs. See Note 15.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

14. Other Expenses

  Information on other expenses was as follows:

                                                             Years Ended December 31,
                                                            --------------------------
                                                              2013     2012     2011
                                                            -------- -------- --------
                                                                  (In millions)
Compensation............................................... $  2,392 $  2,426 $  2,260
Pension, postretirement and postemployment benefit costs...      364      285      330
Commissions................................................      781      769      724
Volume-related costs.......................................      253      241      196
Affiliated interest costs on ceded and assumed reinsurance.    1,033    1,209    1,393
Capitalization of DAC......................................    (562)    (632)    (724)
Amortization of DAC and VOBA...............................      261      991      875
Interest expense on debt and debt issuance costs...........      153      152      194
Premium taxes, licenses and fees...........................      263      294      302
Professional services......................................      989      946      832
Rent and related expenses, net of sublease income..........      143      123      129
Other......................................................     (82)    (410)     (40)
                                                            -------- -------- --------
  Total other expenses..................................... $  5,988 $  6,394 $  6,471
                                                            ======== ======== ========

Capitalization of DAC and Amortization of DAC and VOBA

  See Note 5 for additional information on DAC and VOBA including impacts of capitalization and amortization. See also Note 7 for a description of the DAC amortization impact associated with the closed block.

Interest Expense on Debt and Debt Issuance Costs

  Interest expense on debt and debt issuance costs includes interest expense (see Note 12) and interest expense related to CSEs. See Note 8.

Affiliated Expenses

  Commissions, capitalization of DAC and amortization of DAC and VOBA include the impact of affiliated reinsurance transactions. See Notes 6, 12 and 19 for a discussion of affiliated expenses included in the table above.

Restructuring Charges

  MetLife, Inc. commenced in 2012 an enterprise-wide strategic initiative. This global strategy focuses on leveraging MetLife, Inc. and its subsidiaries' scale to improve the value they provide to customers and shareholders in order to reduce costs, enhance revenues, achieve efficiencies and reinvest in their technology, platforms and functionality to improve their current operations and develop new capabilities.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

14. Other Expenses (continued)


  These restructuring charges are included in other expenses. As the expenses relate to an enterprise-wide initiative, they are reported in Corporate & Other. Estimated restructuring costs may change as management continues to execute this enterprise-wide strategic initiative. Such restructuring charges which were allocated to the Company were as follows:

                                                          Years Ended December 31,
                                      -----------------------------------------------------------------
                                                    2013                             2012
                                      -------------------------------- --------------------------------
                                                Lease and Asset                  Lease and Asset
                                      Severance   Impairment    Total  Severance   Impairment    Total
                                      --------- --------------- ------ --------- --------------- ------
                                                                (In millions)
Balance at January 1,................  $   22        $  --      $   22  $   --        $  --      $   --
Restructuring charges................      87           16         103     101           18         119
Cash payments........................    (70)         (10)        (80)    (79)         (18)        (97)
                                       ------        -----      ------  ------        -----      ------
Balance at December 31,..............  $   39        $   6      $   45  $   22        $  --      $   22
                                       ======        =====      ======  ======        =====      ======
Total restructuring charges incurred
  since inception of initiative......  $  188        $  34      $  222  $  101        $  18      $  119
                                       ======        =====      ======  ======        =====      ======

  Management anticipates further restructuring charges including severance, as well as lease and asset impairments, through the year ending December 31, 2015. However, such restructuring plans were not sufficiently developed to enable MetLife, Inc. to make an estimate of such restructuring charges at December 31, 2013.

15. Employee Benefit Plans

Pension and Other Postretirement Benefit Plans

  The Company sponsors and administers various U.S. qualified and non-qualified defined benefit pension plans and other postretirement employee benefit plans covering employees and sales representatives who meet specified eligibility requirements. Pension benefits are provided utilizing either a traditional formula or cash balance formula. The traditional formula provides benefits based upon years of credited service and final average earnings. The cash balance formula utilizes hypothetical or notional accounts which credit participants with benefits equal to a percentage of eligible pay, as well as earnings credits, determined annually based upon the average annual rate of interest on 30-year U.S. Treasury securities, for each account balance. At December 31, 2013, the majority of active participants were accruing benefits under the cash balance formula; however, 90% of the Company's obligations result from benefits calculated with the traditional formula. The non-qualified pension plans provide supplemental benefits in excess of limits applicable to a qualified plan. Participating affiliates are allocated a proportionate share of net expense related to the plans as well as contributions made to the plans.

  The Company also provides certain postemployment benefits and certain postretirement medical and life insurance benefits for retired employees. Employees of the Company who were hired prior to 2003 (or, in certain cases, rehired during or after 2003) and meet age and service criteria while working for the Company may become eligible for these other postretirement benefits, at various levels, in accordance with the applicable plans. Virtually all retirees, or their beneficiaries, contribute a portion of the total costs of postretirement medical benefits. Employees hired after 2003 are not eligible for any employer subsidy for postretirement medical benefits. Participating affiliates are allocated a proportionate share of net expense and contributions related to the postemployment and other postretirement plans.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

15. Employee Benefit Plans (continued)


 Obligations and Funded Status

                                                                                          Other
                                                                     Pension         Postretirement
                                                                  Benefits (1)          Benefits
                                                               ------------------  ------------------
                                                                            December 31,
                                                               --------------------------------------
                                                                 2013      2012      2013      2012
                                                               --------  --------  --------  --------
                                                                            (In millions)
Change in benefit obligations:
Benefit obligations at January 1,............................. $  8,937  $  7,867  $  2,402  $  2,106
 Service costs................................................      214       197        20        36
 Interest costs...............................................      367       384        92       103
 Plan participants' contributions.............................       --        --        30        29
 Net actuarial (gains) losses.................................     (967)      944      (550)      261
 Plan amendments, change in benefits, and other...............       26        --        --        --
 Benefits paid................................................     (447)     (455)     (133)     (133)
                                                               --------  --------  --------  --------
Benefit obligations at December 31,...........................    8,130     8,937     1,861     2,402
                                                               --------  --------  --------  --------
Change in plan assets:
Fair value of plan assets at January 1,.......................    7,390     6,699     1,320     1,240
 Actual return on plan assets.................................      (20)      695        57       105
 Plan amendments, change in benefits, and other...............       28        --        --        --
 Plan participants' contributions.............................       --        --        30        29
 Employer contributions.......................................      354       451        78        79
 Benefits paid................................................     (447)     (455)     (133)     (133)
                                                               --------  --------  --------  --------
Fair value of plan assets at December 31,.....................    7,305     7,390     1,352     1,320
                                                               --------  --------  --------  --------
 Over (under) funded status at December 31,................... $   (825) $ (1,547) $   (509) $ (1,082)
                                                               ========  ========  ========  ========
Amounts recognized in the consolidated balance sheets consist of:
 Other assets................................................. $    213  $     --  $     --  $     --
 Other liabilities............................................   (1,038)   (1,547)     (509)   (1,082)
                                                               --------  --------  --------  --------
   Net amount recognized...................................... $   (825) $ (1,547) $   (509) $ (1,082)
                                                               ========  ========  ========  ========
AOCI:
 Net actuarial (gains) losses................................. $  2,207  $  2,918  $    209  $    796
 Prior service costs (credit).................................       17        23         1       (74)
                                                               --------  --------  --------  --------
   AOCI, before income tax.................................... $  2,224  $  2,941  $    210  $    722
                                                               ========  ========  ========  ========
Accumulated benefit obligation................................ $  7,689  $  8,381       N/A       N/A
                                                               ========  ========

--------

(1)Includes non-qualified unfunded plans, for which the aggregate projected benefit obligation was $1.0 billion and $1.1 billion at December 31, 2013 and 2012, respectively.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

15. Employee Benefit Plans (continued)


   The aggregate pension accumulated benefit obligation and aggregate fair value of plan assets for pension benefit plans with accumulated benefit obligations in excess of plan assets was as follows:

                                                  December 31,
                                                -----------------
                                                  2013     2012
                                                -------- --------
                                                  (In millions)
               Projected benefit obligations... $  1,037 $  1,282
               Accumulated benefit obligations. $    927 $  1,127
               Fair value of plan assets....... $     -- $    123

   Information for pension and other postretirement benefit plans with a projected benefit obligation in excess of plan assets were as follows:

                                                              Other
                                           Pension       Postretirement
                                          Benefits          Benefits
                                      ----------------- -----------------
                                                 December 31,
                                      -----------------------------------
                                        2013     2012     2013     2012
                                      -------- -------- -------- --------
                                                 (In millions)
       Projected benefit obligations. $  1,170 $  8,937 $  1,863 $  2,402
       Fair value of plan assets..... $    133 $  7,390 $  1,353 $  1,320

 Net Periodic Benefit Costs

   Net periodic benefit costs are determined using management estimates and actuarial assumptions to derive service costs, interest costs and expected return on plan assets for a particular year. Net periodic benefit costs also includes the applicable amortization of net actuarial gains (losses) and amortization of any prior service costs (credit).

   The obligations and expenses associated with these plans require an extensive use of assumptions such as the discount rate, expected rate of return on plan assets, rate of future compensation increases, healthcare cost trend rates, as well as assumptions regarding participant demographics such as rate and age of retirements, withdrawal rates and mortality. Management, in consultation with its external consulting actuarial firms, determines these assumptions based upon a variety of factors such as historical performance of the plan and its assets, currently available market and industry data and expected benefit payout streams. The assumptions used may differ materially from actual results due to, among other factors, changing market and economic conditions and changes in participant demographics. These differences may have a significant effect on the Company's consolidated financial statements and liquidity.

   Net periodic pension costs and net periodic other postretirement benefit plan costs are comprised of the following:

   . Service Costs -- Service costs are the increase in the projected (expected) PBO resulting from benefits payable to employees of the Company on service rendered during the current year.

   . Interest Costs -- Interest costs are the time value adjustment on the projected (expected) PBO at the end of each year.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

15. Employee Benefit Plans (continued)


   . Settlement and Curtailment Costs -- The aggregate amount of net gains (losses) recognized in net periodic benefit costs due to settlements and curtailments. Settlements result from actions that relieve/eliminate the plan's responsibility for benefit obligations or risks associated with the obligations or assets used for the settlement. Curtailments result from an event that significantly reduces/eliminates plan participants' expected years of future services or benefit accruals.

   . Expected Return on Plan Assets -- Expected return on plan assets is the assumed return earned by the accumulated pension and other postretirement fund assets in a particular year.

   . Amortization of Net Actuarial Gains (Losses) -- Actuarial gains and losses result from differences between the actual experience and the expected experience on pension and other postretirement plan assets or projected (expected) PBO during a particular period. These gains and losses are accumulated and, to the extent they exceed 10% of the greater of the PBO or the fair value of plan assets, the excess is amortized into pension and other postretirement benefit costs over the expected service years of the employees.

   . Amortization of Prior Service Costs (Credit) -- These costs relate to the recognition of increases or decreases in pension and other postretirement benefit obligation due to amendments in plans or initiation of new plans. These increases or decreases in obligation are recognized in AOCI at the time of the amendment. These costs are then amortized to pension and other postretirement benefit costs over the expected service years of the employees affected by the change.

   The Company's proportionate share of components of net periodic benefit costs and other changes in plan assets and benefit obligations recognized in OCI were as follows:

                                                           Pension Benefits     Other Postretirement Benefits
                                                        ----------------------- -----------------------------
                                                                  Years Ended December 31,
                                                        -----------------------------------------------------
                                                         2013    2012    2011    2013      2012      2011
                                                        ------- ------- -------  ------    ------    ------
                                                                       (In millions)
Net periodic benefit costs:
 Service costs......................................... $   209 $   190 $   165 $   17    $   30    $   16
 Interest costs........................................     359     374     384     85        95       107
 Expected return on plan assets........................   (447)   (448)   (423)   (74)      (75)      (76)
 Amortization of net actuarial (gains) losses..........     213     182     189     51        52        42
 Amortization of prior service costs (credit)..........       6       6       3   (69)      (95)     (108)
                                                        ------- ------- -------  ------    ------    ------
   Total net periodic benefit costs (credit)...........     340     304     318     10         7      (19)
                                                        ------- ------- -------  ------    ------    ------
Other changes in plan assets and benefit
  obligations recognized in OCI:
 Net actuarial (gains) losses..........................   (492)     705     532  (532)       232       264
 Prior service costs (credit)..........................      --      --      18     --        --        --
 Amortization of net actuarial gains (losses)..........   (219)   (189)   (189)   (55)      (57)      (42)
 Amortization of prior service (costs) credit..........     (6)     (6)     (3)     75       104       108
                                                        ------- ------- -------  ------    ------    ------
   Total recognized in OCI.............................   (717)     510     358  (512)       279       330
                                                        ------- ------- -------  ------    ------    ------
     Total recognized in net periodic benefit costs
       and OCI......................................... $ (377) $   814 $   676 $(502)    $  286    $  311
                                                        ======= ======= =======  ======    ======    ======

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

15. Employee Benefit Plans (continued)


   For the year ended December 31, 2013, included within OCI were other changes in plan assets and benefit obligations associated with pension benefits of ($717) million and other postretirement benefits of ($512) million for an aggregate increase in OCI of $1.2 billion before income tax and $798 million, net of income tax.

   The estimated net actuarial (gains) losses and prior service costs (credit) for the pension plans and the defined benefit other postretirement benefit plans that will be amortized from AOCI into net periodic benefit costs over the next year are $147 million and $4 million, and $6 million and ($1) million, respectively.

 Assumptions

   Assumptions used in determining benefit obligations were as follows:

                                         Pension Benefits         Other Postretirement Benefits
                                    --------------------------  ------------------------------
                                                 December 31,
                                    ----------------------------------------------------------
                                        2013          2012      2013            2012
                                    ------------  ------------  ----            ----
    Weighted average discount rate.     5.15%         4.20%     5.15%           4.20%
    Rate of compensation increase.. 3.50% - 7.50% 3.50% - 7.50%  N/A             N/A

   Assumptions used in determining net periodic benefit costs were as follows:

                                               Pension Benefits              Other Postretirement Benefits
                                   ----------------------------------------- -----------------------------
                                                          December 31,
                                   ----------------------------------------------------------------------
                                       2013          2012          2011      2013      2012      2011
                                   ------------- ------------- -------------   -----   ----      ----
Weighted average discount rate....     4.20%         4.95%         5.80%     4.20%     4.95%     5.80%
Weighted average expected rate of
  return on plan assets...........     6.24%         7.00%         7.25%     5.76%     6.26%     7.25%
Rate of compensation increase..... 3.50% - 7.50% 3.50% - 7.50% 3.50% - 7.50%  N/A       N/A       N/A

   The weighted average discount rate is determined annually based on the yield, measured on a yield to worst basis, of a hypothetical portfolio constructed of high quality debt instruments available on the valuation date, which would provide the necessary future cash flows to pay the aggregate projected benefit obligation when due.

   The weighted average expected rate of return on plan assets is based on anticipated performance of the various asset sectors in which the plan invests, weighted by target allocation percentages. Anticipated future performance is based on long-term historical returns of the plan assets by sector, adjusted for the Company's long-term expectations on the performance of the markets. While the precise expected rate of return derived using this approach will fluctuate from year to year, the Company's policy is to hold this long-term assumption constant as long as it remains within reasonable tolerance from the derived rate.

   The weighted average expected rate of return on plan assets for use in that plan's valuation in 2014 is currently anticipated to be 6.24% for pension benefits and 5.64% for other postretirement benefits.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

15. Employee Benefit Plans (continued)


   The assumed healthcare costs trend rates used in measuring the APBO and net periodic benefit costs were as follows:

                                                              December 31,
                                -------------------------------------------------------------------------
                                                 2013                                 2012
                                -------------------------------------- ----------------------------------
                                6.4% in 2014, gradually                7.8% in 2013, gradually
                                decreasing each year until 2094        decreasing each year until 2094
                                reaching the ultimate rate of 4.4% for reaching the ultimate rate of 4.4%
Pre-and Post-Medicare eligible  Pre-Medicare and 4.6% for              for Pre-Medicare and 4.6% for
  claims....................... Post-Medicare.                         Post-Medicare.

   Assumed healthcare costs trend rates may have a significant effect on the amounts reported for healthcare plans. A 1% change in assumed healthcare costs trend rates would have the following effects as of December 31, 2013:

                                                           One Percent  One Percent
                                                            Increase     Decrease
                                                          ------------ ------------
                                                                (In millions)
Effect on total of service and interest costs components.  $       16  $       (13)
Effect of accumulated postretirement benefit obligations.  $      237  $      (194)

 Plan Assets

   The pension and other postretirement benefit plan assets are categorized into a three-level fair value hierarchy, as defined in Note 10, based upon the significant input with the lowest level in its valuation. The following summarizes the types of assets included within the three-level fair value hierarchy presented below.

Level 1  This category includes separate
         accounts that are invested in fixed
         maturity securities, equity
         securities, derivative assets and
         short-term investments which have
         unadjusted quoted market prices in
         active markets for identical assets
         and liabilities.

Level 2  This category includes certain
         separate accounts that are primarily
         invested in liquid and readily
         marketable securities. The estimated
         fair value of such separate account
         is based upon reported NAV provided
         by fund managers and this value
         represents the amount at which
         transfers into and out of the
         respective separate account are
         effected. These separate accounts
         provide reasonable levels of price
         transparency and can be corroborated
         through observable market data.

         Certain separate accounts are
         invested in investment partnerships
         designated as hedge funds. The values
         for these separate accounts is
         determined monthly based on the NAV
         of the underlying hedge fund
         investment. Additionally, such hedge
         funds generally contain lock out or
         other waiting period provisions for
         redemption requests to be filled.
         While the reporting and redemption
         restrictions may limit the frequency
         of trading activity in separate
         accounts invested in hedge funds, the
         reported NAV, and thus the referenced
         value of the separate account,
         provides a reasonable level of price
         transparency that can be corroborated
         through observable market data.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

15. Employee Benefit Plans (continued)

         Directly held investments are
         primarily invested in U.S. and
         foreign government and corporate
         securities.

Level 3  This category includes separate
         accounts that are invested in fixed
         maturity securities, equity
         securities, derivative assets and
         other investments that provide little
         or no price transparency due to the
         infrequency with which the underlying
         assets trade and generally require
         additional time to liquidate in an
         orderly manner. Accordingly, the
         values for separate accounts invested
         in these alternative asset classes
         are based on inputs that cannot be
         readily derived from or corroborated
         by observable market data.

   The Company provides employees with benefits under various Employee Retirement Income Security Act of 1974 ("ERISA") benefit plans. These include qualified pension plans, postretirement medical plans and certain retiree life insurance coverage. The assets of the Company's qualified pension plans are held in insurance group annuity contracts, and the vast majority of the assets of the postretirement medical plan and backing the retiree life coverage are held in insurance contracts. All of these contracts are issued by the Company and the assets under the contracts are held in insurance separate accounts that have been established by the Company. The underlying assets of the separate accounts are principally comprised of cash and cash equivalents, short-term investments, fixed maturity and equity securities, derivatives, real estate, private equity investments and hedge fund investments.

   The insurance contract provider engages investment management firms ("Managers") to serve as sub-advisors for the separate accounts based on the specific investment needs and requests identified by the plan fiduciary. These Managers have portfolio management discretion over the purchasing and selling of securities and other investment assets pursuant to the respective investment management agreements and guidelines established for each insurance separate account. The assets of the qualified pension plans and postretirement medical plans (the "Invested Plans") are well diversified across multiple asset categories and across a number of different Managers, with the intent of minimizing risk concentrations within any given asset category or with any given Manager.

   The Invested Plans, other than those held in participant directed investment accounts, are managed in accordance with investment policies consistent with the longer-term nature of related benefit obligations and within prudent risk parameters. Specifically, investment policies are oriented toward
 (i) maximizing the Invested Plan's funded status; (ii) minimizing the volatility of the Invested Plan's funded status; (iii) generating asset returns that exceed liability increases; and (iv) targeting rates of return in excess of a custom benchmark and industry standards over appropriate reference time periods. These goals are expected to be met through identifying appropriate and diversified asset classes and allocations, ensuring adequate liquidity to pay benefits and expenses when due and controlling the costs of administering and managing the Invested Plan's investments. Independent investment consultants are periodically used to evaluate the investment risk of Invested Plan's assets relative to liabilities, analyze the economic and portfolio impact of various asset allocations and management strategies and to recommend asset allocations.

   Derivative contracts may be used to reduce investment risk, to manage duration and to replicate the risk/return profile of an asset or asset class. Derivatives may not be used to leverage a portfolio in any manner, such as to magnify exposure to an asset, asset class, interest rates or any other financial variable. Derivatives are also prohibited for use in creating exposures to securities, currencies, indices or any other financial variable that is otherwise restricted.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

15. Employee Benefit Plans (continued)


   The table below summarizes the actual weighted average allocation of the fair value of total plan assets by asset class at December 31 for the years indicated and the approved target allocation by major asset class at December 31, 2013 for the Invested Plans:

                                                           Pension             Postretirement Medical
                                                   -------------------------- --------------------------
                                                            Actual Allocation          Actual Allocation
                                                            -----------------          -----------------
                                                     Target   2013     2012     Target   2013     2012
                                                   -------- -------  -------  -------- -------  -------
Asset Class:
Fixed maturity securities (1).....................     75%      64%      69%      70%      52%      63%
Equity securities (2).............................     12%      23%      21%      30%      47%      37%
Alternative securities (3)........................     13%      13%      10%      --%       1%      --%
                                                            -------  -------           -------  -------
 Total assets.....................................             100%     100%              100%     100%
                                                            =======  =======           =======  =======

                                                     Postretirement Life
                                                   --------------------------
                                                            Actual Allocation
                                                            -----------------
                                                     Target   2013     2012
                                                   -------- -------  -------
Asset Class:
Fixed maturity securities (1).....................     --%      --%      --%
Equity securities (2).............................     --%      --%      --%
Alternative securities (3)........................    100%     100%     100%
                                                            -------  -------
 Total assets.....................................             100%     100%
                                                            =======  =======

--------

(1)Fixed maturity securities include primarily ABS, collateralized mortgage obligations, corporate, federal agency, foreign bonds, mortgage-backed securities, municipals, preferred stocks and U.S. government bonds.

(2)Equity securities primarily include common stock of U.S. companies.

(3)Alternative securities primarily include derivative assets, money market securities, short-term investments and other investments. Postretirement life's target and actual allocation of plan assets are all in short-term investments.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

15. Employee Benefit Plans (continued)


   The pension and postretirement plan assets measured at estimated fair value on a recurring basis were determined as described in "-- Plan Assets." These estimated fair values and their corresponding placement in the fair value hierarchy are summarized as follows:

                                                       December 31, 2013
                             ---------------------------------------------------------------------
                                      Pension Benefits                       Other Postretirement Benefits
                             -----------------------------------           ---------------------------------
                               Fair Value Hierarchy                         Fair Value Hierarchy
                             -------------------------                     -----------------------
                                                                 Total                                   Total
                                                               Estimated                               Estimated
                                                                 Fair                                    Fair
                             Level 1     Level 2     Level 3     Value     Level 1   Level 2   Level 3   Value
                             --------    --------    -------   ---------   -------   -------   ------- ---------
                                                         (In millions)
Assets
Fixed maturity securities:
  Corporate................. $     --    $  1,948    $   55    $  2,003    $   --    $  170     $  1   $    171
  U.S. government bonds.....      868         156        --       1,024       135         5       --        140
  Foreign bonds.............       --         675        10         685        --        63       --         63
  Federal agencies..........       --         274        --         274        --        33       --         33
  Municipals................       --         206        --         206        --        15       --         15
  Other (1).................       --         460        19         479        --        54       --         54
                             --------    --------    ------    --------    ------    ------     ----   --------
   Total fixed maturity
     securities.............      868       3,719        84       4,671       135       340        1        476
                             --------    --------    ------    --------    ------    ------     ----   --------
Equity securities:
  Common stock - domestic...    1,064          21       139       1,224       328        --       --        328
  Common stock - foreign....      432          --        --         432       102        --       --        102
                             --------    --------    ------    --------    ------    ------     ----   --------
   Total equity securities..    1,496          21       139       1,656       430        --       --        430
                             --------    --------    ------    --------    ------    ------     ----   --------
Other investments...........       --          --       563         563        --        --       --         --
Short-term investments......       49         290        --         339        --       439       --        439
Money market securities.....        1          12        --          13         4        --       --          4
Derivative assets...........       16          14        33          63        --         3       --          3
                             --------    --------    ------    --------    ------    ------     ----   --------
       Total assets......... $  2,430    $  4,056    $  819    $  7,305    $  569    $  782     $  1   $  1,352
                             ========    ========    ======    ========    ======    ======     ====   ========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

15. Employee Benefit Plans (continued)


                                                       December 31, 2012
                             ---------------------------------------------------------------------
                                      Pension Benefits                Other Postretirement Benefits
                             -----------------------------------    ---------------------------------
                               Fair Value Hierarchy                  Fair Value Hierarchy
                             -------------------------              -----------------------
                                                            Total                             Total
                                                          Estimated                         Estimated
                                                            Fair                              Fair
                             Level 1     Level 2  Level 3   Value   Level 1 Level 2 Level 3   Value
                             --------    -------- ------- --------- ------- ------- ------- ---------
                                                         (In millions)
Assets
Fixed maturity securities:
  Corporate................. $     --    $  2,119 $   18  $  2,137  $   --  $  165   $  4   $    169
  U.S. government bonds.....    1,082         150     --     1,232     175       3     --        178
  Foreign bonds.............       --         714      7       721      --      51     --         51
  Federal agencies..........        1         314     --       315      --      26     --         26
  Municipals................       --         242     --       242      --      70      1         71
  Other (1).................       --         460      7       467      --      55      3         58
                             --------    -------- ------  --------  ------  ------   ----   --------
   Total fixed maturity
     securities.............    1,083       3,999     32     5,114     175     370      8        553
                             --------    -------- ------  --------  ------  ------   ----   --------
Equity securities:
  Common stock - domestic...    1,024          36    129     1,189     249       1     --        250
  Common stock - foreign....      339          --     --       339      83      --     --         83
                             --------    -------- ------  --------  ------  ------   ----   --------
   Total equity securities..    1,363          36    129     1,528     332       1     --        333
                             --------    -------- ------  --------  ------  ------   ----   --------
Other investments...........       --         110    419       529      --      --     --         --
Short-term investments......       --         200     --       200      --     432     --        432
Money market securities.....        2           9     --        11       1      --     --          1
Derivative assets...........       --           7      1         8      --       1     --          1
                             --------    -------- ------  --------  ------  ------   ----   --------
       Total assets......... $  2,448    $  4,361 $  581  $  7,390  $  508  $  804   $  8   $  1,320
                             ========    ======== ======  ========  ======  ======   ====   ========

--------

(1)Other primarily includes mortgage-backed securities, collateralized mortgage obligations and ABS.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

15. Employee Benefit Plans (continued)


   A rollforward of all pension and other postretirement benefit plan assets measured at estimated fair value on a recurring basis using significant unobservable (Level 3) inputs was as follows:

                                Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                     ---------------------------------------------------------------------------------------------
                                            Pension Benefits                        Other Postretirement Benefits
-                    -------------------------------------------------------------- ------------------------------
                           Fixed Maturity          Equity                                   Fixed Maturity
                             Securities:         Securities:                                 Securities:
-                    --------------------------- -----------                        ------------------------------
                                                   Common
                               Foreign             Stock -      Other    Derivative
                     Corporate  Bonds  Other (1)  Domestic   Investments   Assets   Corporate Municipals Other (1)
                     --------- ------- --------- ----------- ----------- ---------- --------- ---------- ---------
                                                             (In millions)
Year Ended December
 31, 2013:
Balance at January
 1,.................   $  18    $  7     $  7      $  129      $  419      $   1      $  4       $  1      $  3
Realized gains
 (losses)...........      --      --       --         (1)          --        (2)        --         --       (3)
Unrealized gains
 (losses)...........     (2)       1       --           9          56       (17)        --         --         4
Purchases, sales,
 issuances and
 settlements, net...      17     (3)       11           2        (58)         51       (3)        (1)       (4)
Transfers into
 and/or out of
 Level 3............      22       5        1          --         146         --        --         --        --
                     --------- ------- --------- ----------- ----------- ---------- --------- ---------- ---------
Balance at December
 31,................   $  55    $ 10     $ 19      $  139      $  563      $  33      $  1       $ --      $ --
                     ========= ======= ========= =========== =========== ========== ========= ========== =========

                                     Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                     --------------------------------------------------------------------------------------------------------
                                            Pension Benefits                              Other Postretirement Benefits
-                    -------------------------------------------------------------- -----------------------------------------
                           Fixed Maturity          Equity                                   Fixed Maturity
                             Securities:         Securities:                                 Securities:
-                    --------------------------- -----------                        ------------------------------
                                                   Common
                               Foreign             Stock -      Other    Derivative                                Derivative
                     Corporate  Bonds  Other (1)  Domestic   Investments   Assets   Corporate Municipals Other (1)   Assets
                     --------- ------- --------- ----------- ----------- ---------- --------- ---------- --------- ----------
                                                                  (In millions)
Year Ended
 December 31, 2012:
Balance at
 January 1,.........   $  30    $   5    $   2     $  194      $  501       $  4      $  4       $  1      $  5       $  1
Realized gains
 (losses)...........      --       --       --       (25)          52          4        --         --       (2)          2
Unrealized gains
 (losses)...........     (1)        8        1          9        (38)        (6)        --         --         2        (2)
Purchases, sales,
 issuances and
 settlements, net...    (11)      (6)        4       (49)        (96)        (1)        --         --       (2)        (1)
Transfers into
 and/or out of
 Level 3............      --       --       --         --          --         --        --         --        --         --
                     --------- ------- --------- ----------- ----------- ---------- --------- ---------- --------- ----------
Balance at
 December 31,.......   $  18    $   7    $   7     $  129      $  419       $  1      $  4       $  1      $  3       $ --
                     ========= ======= ========= =========== =========== ========== ========= ========== ========= ==========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

15. Employee Benefit Plans (continued)

                                     Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                     --------------------------------------------------------------------------------------------------------
                                            Pension Benefits                              Other Postretirement Benefits
-                    -------------------------------------------------------------- -----------------------------------------
                           Fixed Maturity          Equity                                   Fixed Maturity
                             Securities:         Securities:                                 Securities:
-                    --------------------------- -----------                        ------------------------------
                                                   Common
                               Foreign             Stock -      Other    Derivative                                Derivative
                     Corporate  Bonds  Other (1)  Domestic   Investments   Assets   Corporate Municipals Other (1)   Assets
                     --------- ------- --------- ----------- ----------- ---------- --------- ---------- --------- ----------
                                                                  (In millions)
Year Ended
 December 31, 2011:
Balance at
 January 1,.........   $  45    $  4     $  2       $ 228       $ 446       $(1)       $ 4       $ 1       $  6       $--
Realized gains
 (losses)...........      --      --      (1)        (57)          80          1        --        --        (1)        --
Unrealized gains
 (losses)...........     (3)     (2)        1         110          42          6        --        --          1         1
Purchases, sales,
 issuances and
 settlements, net...    (13)       3      (1)        (87)        (67)        (2)        --        --        (1)        --
Transfers into
 and/or out of
 Level 3............       1      --        1          --          --         --        --        --         --        --
                     --------- ------- --------- ----------- ----------- ---------- --------- ---------- --------- ----------
Balance at
 December 31,.......   $  30    $  5     $  2       $ 194       $ 501       $  4       $ 4       $ 1       $  5       $ 1
                     ========= ======= ========= =========== =========== ========== ========= ========== ========= ==========

--------

(1)Other includes ABS and collateralized mortgage obligations.

 Expected Future Contributions and Benefit Payments

   It is the Company's practice to make contributions to the qualified pension plan to comply with minimum funding requirements of ERISA. In accordance with such practice, no contributions are required for 2014. The Company expects to make discretionary contributions to the qualified pension plan of $210 million in 2014. For information on employer contributions, see "-- Obligations and Funded Status."

   Benefit payments due under the non-qualified pension plans are primarily funded from the Company's general assets as they become due under the provision of the plans, therefore benefit payments equal employer contributions. The Company expects to make contributions of $70 million to fund the benefit payments in 2014.

   Postretirement benefits are either: (i) not vested under law; (ii) a non-funded obligation of the Company; or (iii) both. Current regulations do not require funding for these benefits. The Company uses its general assets, net of participant's contributions, to pay postretirement medical claims as they come due in lieu of utilizing any plan assets. The Company expects to make contributions of $50 million towards benefit obligations in 2014 to pay postretirement medical claims.

   Gross benefit payments for the next 10 years, which reflect expected future service where appropriate, are expected to be as follows:

                                                 Other
                                  Pension    Postretirement
                                  Benefits      Benefits
                                ------------ --------------
                                       (In millions)
                     2014...... $        447   $       85
                     2015...... $        458   $       87
                     2016...... $        470   $       87
                     2017...... $        496   $       90
                     2018...... $        503   $       94
                     2019-2023. $      2,787   $      527

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

15. Employee Benefit Plans (continued)


 Additional Information

   As previously discussed, most of the assets of the pension and other postretirement benefit plans are held in group annuity and life insurance contracts issued by the Company. Total revenues from these contracts recognized in the consolidated statements of operations were $49 million, $54 million and $47 million for the years ended December 31, 2013, 2012 and 2011, respectively, and included policy charges and net investment income from investments backing the contracts and administrative fees. Total investment income (loss), including realized and unrealized gains (losses), credited to the account balances was $20 million, $867 million and $885 million for the years ended December 31, 2013, 2012 and 2011, respectively. The terms of these contracts are consistent in all material respects with those the Company offers to unaffiliated parties that are similarly situated.

Defined Contribution Plans

  The Company sponsors defined contribution plans for substantially all Company employees under which a portion of employee contributions are matched. The Company contributed $84 million, $83 million and $73 million for the years ended December 31, 2013, 2012 and 2011, respectively.

16. Income Tax

   The provision for income tax from continuing operations was as follows:

                                                     Years Ended December 31,
                                                     ------------------------
                                                      2013    2012     2011
  -                                                  ------ -------- --------
                                                          (In millions)
  Current:
   Federal.......................................... $  789 $    675 $    551
   State and local..................................      2        2        2
   Foreign..........................................    176      176      116
                                                     ------ -------- --------
     Subtotal.......................................    967      853      669
                                                     ------ -------- --------
  Deferred:
   Federal..........................................  (411)      346      769
   Foreign..........................................    125    (144)       22
                                                     ------ -------- --------
     Subtotal.......................................  (286)      202      791
                                                     ------ -------- --------
       Provision for income tax expense (benefit)... $  681 $  1,055 $  1,460
                                                     ====== ======== ========

   The Company's income (loss) from continuing operations before income tax expense (benefit) from domestic and foreign operations were as follows:

                                                 Years Ended December 31,
                                                --------------------------
                                                  2013     2012     2011
                                                -------- -------- --------
                                                      (In millions)
     Income (loss) from continuing operations:
      Domestic................................. $  2,540 $  3,153 $  4,291
      Foreign..................................      282      545      453
                                                -------- -------- --------
        Total.................................. $  2,822 $  3,698 $  4,744
                                                ======== ======== ========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

16. Income Tax (continued)


   The reconciliation of the income tax provision at the U.S. statutory rate to the provision for income tax as reported for continuing operations was as follows:

                                                  Years Ended December 31,
                                                  ------------------------
                                                   2013    2012     2011
                                                  ------ -------- --------
                                                       (In millions)
      Tax provision at U.S. statutory rate....... $  988 $  1,294 $  1,660
      Tax effect of:
       Dividend received deduction...............   (66)     (75)     (71)
       Tax-exempt income.........................   (42)     (43)     (31)
       Prior year tax............................     29       10       10
       Low income housing tax credits............  (190)    (142)     (97)
       Other tax credits.........................   (44)     (18)     (22)
       Foreign tax rate differential.............      2        3        2
       Change in valuation allowance.............    (4)       13       --
       Other, net................................      8       13        9
                                                  ------ -------- --------
      Provision for income tax expense (benefit). $  681 $  1,055 $  1,460
                                                  ====== ======== ========

   Deferred income tax represents the tax effect of the differences between the book and tax basis of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following at:

                                                          December 31,
                                                      ---------------------
                                                         2013       2012
                                                      ---------- ----------
                                                          (In millions)
    Deferred income tax assets:
     Policyholder liabilities and receivables........ $    1,823 $    2,495
     Net operating loss carryforwards................         64         35
     Employee benefits...............................        649      1,075
     Capital loss carryforwards......................         14         17
     Tax credit carryforwards........................        909        372
     Litigation-related and government mandated......        223        175
     Other...........................................        349        198
                                                      ---------- ----------
       Total gross deferred income tax assets........      4,031      4,367
     Less: Valuation allowance.......................         72         52
                                                      ---------- ----------
       Total net deferred income tax assets..........      3,959      4,315
                                                      ---------- ----------
    Deferred income tax liabilities:
     Investments, including derivatives..............      2,021      2,283
     DAC and VOBA....................................      1,677      1,629
     Net unrealized investment gains.................      2,019      3,412
     Other...........................................         27         27
                                                      ---------- ----------
       Total deferred income tax liabilities.........      5,744      7,351
                                                      ---------- ----------
         Net deferred income tax asset (liability)... $  (1,785) $  (3,036)
                                                      ========== ==========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

16. Income Tax (continued)


   The following table sets forth the domestic, state, and foreign net operating and capital loss carryforwards for tax purposes at December 31, 2013.

                   Net Operating Loss                 Capital Loss
                      Carryforwards                   Carryforwards
             ------------------------------- -------------------------------
                Amount        Expiration        Amount        Expiration
             ------------- ----------------- ------------- -----------------
             (In millions)                   (In millions)
   Domestic.   $      46   Beginning in 2018   $      --   N/A
   State....   $     150   N/A                 $      --   N/A
   Foreign..   $      69   Beginning in 2027   $      40   Beginning in 2014

   Foreign tax credit carryforwards of $357 million at December 31, 2013 will expire beginning in 2021. General business credits of $552 million will expire beginning in 2030.

   The Company has recorded valuation allowance decreases related to tax expense of $1 million related to certain state and foreign net operating loss carryforwards, $3 million related to certain foreign capital loss carryforwards, and charges of $24 million related to certain other deferred tax assets. The valuation allowance reflects management's assessment, based on available information, that it is more likely than not that the deferred income tax asset for certain foreign net operating and capital loss carryforwards and certain state net operating loss carryforwards will not be realized. The tax benefit will be recognized when management believes that it is more likely than not that these deferred income tax assets are realizable.

   The Company participates in a tax sharing agreement with MetLife, Inc. as described in Note 1. Pursuant to this tax sharing agreement, the amount due to affiliates included $157 million for the year ended December 31, 2013. The amounts due from affiliates included $14 million and $34 million for the years ended December 31, 2012 and 2011, respectively.

   The Company files income tax returns with the U.S. federal government and various state and local jurisdictions, as well as foreign jurisdictions. The Company is under continuous examination by the Internal Revenue Service ("IRS") and other tax authorities in jurisdictions in which the Company has significant business operations. The income tax years under examination vary by jurisdiction and subsidiary. The Company is no longer subject to U.S. federal, state, or local income tax examinations in major taxing jurisdictions for years prior to 2003, except for 2000 through 2002 where the IRS has disallowed certain tax credits claimed and the Company continues to protest. The IRS audit cycle for the years 2003 through 2006, which began in April 2010, is expected to conclude in 2014.

   The Company's liability for unrecognized tax benefits may increase or decrease in the next 12 months. A reasonable estimate of the increase or decrease cannot be made at this time. However, the Company continues to believe that the ultimate resolution of the pending issues will not result in a material change to its consolidated financial statements, although the resolution of income tax matters could impact the Company's effective tax rate for a particular future period.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

16. Income Tax (continued)


   A reconciliation of the beginning and ending amount of unrecognized tax benefits was as follows:

                                                                           Years Ended December 31,
                                                                          --------------------------
                                                                            2013     2012     2011
                                                                          -------- -------- --------
                                                                                (In millions)
Balance at January 1,.................................................... $    532 $    525 $    499
Additions for tax positions of prior years...............................       50       27       26
Reductions for tax positions of prior years..............................      (4)      (5)       --
Additions for tax positions of current year..............................        3       --        1
Reductions for tax positions of current year.............................       --       --      (1)
Settlements with tax authorities.........................................     (49)     (15)       --
                                                                          -------- -------- --------
Balance at December 31,.................................................. $    532 $    532 $    525
                                                                          ======== ======== ========
Unrecognized tax benefits that, if recognized would impact the effective
  rate................................................................... $    491 $    466 $    459
                                                                          ======== ======== ========

   The Company classifies interest accrued related to unrecognized tax benefits in interest expense, included within other expenses, while penalties are included in income tax expense.

Interest was as follows:

                                                                  Years Ended December 31,
                                                                  ----------------------
                                                                   2013      2012   2011
                                                                  -------   ------ -------
                                                                      (In millions)
Interest recognized in the consolidated statements of operations. $    17   $    8 $    27

                                                                             December 31,
                                                                            --------------
                                                                             2013   2012
                                                                            ------ -------
                                                                            (In millions)
Interest included in other liabilities in the consolidated balance sheets.. $  228 $   211

   The Company had no penalties for the years ended December 31, 2013, 2012 and 2011.

   The U.S. Treasury Department and the IRS have indicated that they intend to address through regulations the methodology to be followed in determining the dividends received deduction ("DRD"), related to variable life insurance and annuity contracts. The DRD reduces the amount of dividend income subject to tax and is a significant component of the difference between the actual tax expense and expected amount determined using the federal statutory tax rate of 35%. Any regulations that the IRS ultimately proposes for issuance in this area will be subject to public notice and comment, at which time insurance companies and other interested parties will have the opportunity to raise legal and practical questions about the content, scope and application of such regulations. As a result, the ultimate timing and substance of any such regulations are unknown at this time. For the years ended December 31, 2013 and 2012, the Company recognized an income tax benefit of $53 million and $70 million, respectively, related to the separate account DRD. The 2013 benefit included an expense of $7 million related to a true-up of the 2012 tax return. The 2012 benefit included a benefit of $2 million related to a true-up of the 2011 tax return.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


17. Contingencies, Commitments and Guarantees

Contingencies

 Litigation

   The Company is a defendant in a large number of litigation matters. In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Modern pleading practice in the U.S. permits considerable variation in the assertion of monetary damages or other relief. Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court. In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding reasonably possible verdicts in the jurisdiction for similar matters. This variability in pleadings, together with the actual experience of the Company in litigating or resolving through settlement numerous claims over an extended period of time, demonstrates to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value.

   Due to the vagaries of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time may normally be difficult to ascertain. Uncertainties can include how fact finders will evaluate documentary evidence and the credibility and effectiveness of witness testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal. Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

   The Company establishes liabilities for litigation and regulatory loss contingencies when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Liabilities have been established for a number of the matters noted below. It is possible that some of the matters could require the Company to pay damages or make other expenditures or establish accruals in amounts that could not be estimated at December 31, 2013. While the potential future charges could be material in the particular quarterly or annual periods in which they are recorded, based on information currently known to management, management does not believe any such charges are likely to have a material effect on the Company's financial position.

  Matters as to Which an Estimate Can Be Made

    For some of the matters disclosed below, the Company is able to estimate a reasonably possible range of loss. For such matters where a loss is believed to be reasonably possible, but not probable, no accrual has been made. As of December 31, 2013, the Company estimates the aggregate range of reasonably possible losses in excess of amounts accrued for these matters to be $0 to $360 million.

  Matters as to Which an Estimate Cannot Be Made

    For other matters disclosed below, the Company is not currently able to estimate the reasonably possible loss or range of loss. The Company is often unable to estimate the possible loss or range of loss until developments in such matters have provided sufficient information to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts, and the

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

17. Contingencies, Commitments and Guarantees (continued)

  progress of settlement negotiations. On a quarterly and annual basis, the Company reviews relevant information with respect to litigation contingencies and updates its accruals, disclosures and estimates of reasonably possible losses or ranges of loss based on such reviews.

  Asbestos-Related Claims

    Metropolitan Life Insurance Company is and has been a defendant in a large number of asbestos-related suits filed primarily in state courts. These suits principally allege that the plaintiff or plaintiffs suffered personal injury resulting from exposure to asbestos and seek both actual and punitive damages. Metropolitan Life Insurance Company has never engaged in the business of manufacturing, producing, distributing or selling asbestos or asbestos-containing products nor has Metropolitan Life Insurance Company issued liability or workers' compensation insurance to companies in the business of manufacturing, producing, distributing or selling asbestos or asbestos-containing products. The lawsuits principally have focused on allegations with respect to certain research, publication and other activities of one or more of Metropolitan Life Insurance Company's employees during the period from the 1920's through approximately the 1950's and allege that Metropolitan Life Insurance Company learned or should have learned of certain health risks posed by asbestos and, among other things, improperly publicized or failed to disclose those health risks. Metropolitan Life Insurance Company believes that it should not have legal liability in these cases. The outcome of most asbestos litigation matters, however, is uncertain and can be impacted by numerous variables, including differences in legal rulings in various jurisdictions, the nature of the alleged injury and factors unrelated to the ultimate legal merit of the claims asserted against Metropolitan Life Insurance Company. Metropolitan Life Insurance Company employs a number of resolution strategies to manage its asbestos loss exposure, including seeking resolution of pending litigation by judicial rulings and settling individual or groups of claims or lawsuits under appropriate circumstances.

    Claims asserted against Metropolitan Life Insurance Company have included negligence, intentional tort and conspiracy concerning the health risks associated with asbestos. Metropolitan Life Insurance Company's defenses (beyond denial of certain factual allegations) include that: (i) Metropolitan Life Insurance Company owed no duty to the plaintiffs -- it had no special relationship with the plaintiffs and did not manufacture, produce, distribute or sell the asbestos products that allegedly injured plaintiffs;
  (ii) plaintiffs did not rely on any actions of Metropolitan Life Insurance Company; (iii) Metropolitan Life Insurance Company's conduct was not the cause of the plaintiffs' injuries; (iv) plaintiffs' exposure occurred after the dangers of asbestos were known; and (v) the applicable time with respect to filing suit has expired. During the course of the litigation, certain trial courts have granted motions dismissing claims against Metropolitan Life Insurance Company, while other trial courts have denied Metropolitan Life Insurance Company's motions. There can be no assurance that Metropolitan Life Insurance Company will receive favorable decisions on motions in the future. While most cases brought to date have settled, Metropolitan Life Insurance Company intends to continue to defend aggressively against claims based on asbestos exposure, including defending claims at trials.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

17. Contingencies, Commitments and Guarantees (continued)


   The approximate total number of asbestos personal injury claims pending against Metropolitan Life Insurance Company as of the dates indicated, the approximate number of new claims during the years ended on those dates and the approximate total settlement payments made to resolve asbestos personal injury claims at or during those years are set forth in the following table:

                                                        December 31,
                                                --------------------------------------
                                                  2013         2012         2011
                                                 ---------    ---------    ---------
                                                (In millions, except number of claims)
   Asbestos personal injury claims at year end.    67,983       65,812       66,747
   Number of new claims during the year........     5,898        5,303        4,972
   Settlement payments during the year (1)..... $    37.0    $    36.4    $    34.2

--------

(1)Settlement payments represent payments made by MLIC during the year in connection with settlements made in that year and in prior years. Amounts do not include MLIC's attorneys' fees and expenses and do not reflect amounts received from insurance carriers.

   The number of asbestos cases that may be brought, the aggregate amount of any liability that Metropolitan Life Insurance Company may incur, and the total amount paid in settlements in any given year are uncertain and may vary significantly from year to year.

   The ability of Metropolitan Life Insurance Company to estimate its ultimate asbestos exposure is subject to considerable uncertainty, and the conditions impacting its liability can be dynamic and subject to change. The availability of reliable data is limited and it is difficult to predict the numerous variables that can affect liability estimates, including the number of future claims, the cost to resolve claims, the disease mix and severity of disease in pending and future claims, the impact of the number of new claims filed in a particular jurisdiction and variations in the law in the jurisdictions in which claims are filed, the possible impact of tort reform efforts, the willingness of courts to allow plaintiffs to pursue claims against Metropolitan Life Insurance Company when exposure to asbestos took place after the dangers of asbestos exposure were well known, and the impact of any possible future adverse verdicts and their amounts.

   The ability to make estimates regarding ultimate asbestos exposure declines significantly as the estimates relate to years further in the future. In the Company's judgment, there is a future point after which losses cease to be probable and reasonably estimable. It is reasonably possible that the Company's total exposure to asbestos claims may be materially greater than the asbestos liability currently accrued and that future charges to income may be necessary. While the potential future charges could be material in the particular quarterly or annual periods in which they are recorded, based on information currently known by management, management does not believe any such charges are likely to have a material effect on the Company's financial position.

   The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for asbestos-related claims. Metropolitan Life Insurance Company's recorded asbestos liability is based on its estimation of the following elements, as informed by the facts presently known to it, its understanding of current law and its past experiences: (i) the probable and reasonably estimable liability for asbestos claims already asserted against Metropolitan Life Insurance Company, including claims settled but not yet paid; (ii) the probable and reasonably estimable liability for asbestos claims not yet

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

17. Contingencies, Commitments and Guarantees (continued)

 asserted against Metropolitan Life Insurance Company, but which Metropolitan Life Insurance Company believes are reasonably probable of assertion; and
 (iii) the legal defense costs associated with the foregoing claims. Significant assumptions underlying Metropolitan Life Insurance Company's analysis of the adequacy of its recorded liability with respect to asbestos litigation include: (i) the number of future claims; (ii) the cost to resolve claims; and (iii) the cost to defend claims.

   Metropolitan Life Insurance Company reevaluates on a quarterly and annual basis its exposure from asbestos litigation, including studying its claims experience, reviewing external literature regarding asbestos claims experience in the United States, assessing relevant trends impacting asbestos liability and considering numerous variables that can affect its asbestos liability exposure on an overall or per claim basis. These variables include bankruptcies of other companies involved in asbestos litigation, legislative and judicial developments, the number of pending claims involving serious disease, the number of new claims filed against it and other defendants and the jurisdictions in which claims are pending. Based upon its reevaluation of its exposure from asbestos litigation, Metropolitan Life Insurance Company has updated its liability analysis for asbestos-related claims through December 31, 2013. The frequency of severe claims relating to asbestos has not declined as expected, and Metropolitan Life Insurance Company has reflected this in its provisions. Accordingly, Metropolitan Life Insurance Company increased its recorded liability for asbestos related claims from $417 million to $572 million at December 31, 2013.

  Regulatory Matters

    The Company receives and responds to subpoenas or other inquiries from state regulators, including state insurance commissioners; state attorneys general or other state governmental authorities; federal regulators, including the U.S. Securities and Exchange Commission ("SEC") ; federal governmental authorities, including congressional committees; and the Financial Industry Regulatory Authority ("FINRA") seeking a broad range of information. The issues involved in information requests and regulatory matters vary widely. The Company cooperates in these inquiries.

   In the Matter of Chemform, Inc. Site, Pompano Beach, Broward County, Florida

    In July 2010, the Environmental Protection Agency ("EPA") advised Metropolitan Life Insurance Company that it believed payments were due under two settlement agreements, known as "Administrative Orders on Consent," that New England Mutual Life Insurance Company ("New England Mutual") signed in 1989 and 1992 with respect to the cleanup of a Superfund site in Florida (the "Chemform Site"). The EPA originally contacted Metropolitan Life Insurance Company (as successor to New England Mutual) and a third party in 2001, and advised that they owed additional clean-up costs for the Chemform Site. The matter was not resolved at that time. The EPA is requesting payment of an amount under $1 million from Metropolitan Life Insurance Company and such third party for past costs and an additional amount for future environmental testing costs at the Chemform Site. In June 2012, the EPA, Metropolitan Life Insurance Company and the third party executed an Administrative Order on Consent under which Metropolitan Life Insurance Company and the third party have agreed to be responsible for certain environmental testing at the Chemform site. The Company estimates that its costs for the environmental testing will not exceed $100,000. The June 2012 Administrative Order on Consent does not resolve the EPA's claim for past clean-up costs. The EPA may seek additional costs if the environmental testing identifies issues. The Company estimates that the aggregate cost to resolve this matter will not exceed $1 million.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

17. Contingencies, Commitments and Guarantees (continued)


   Metco Site, Hicksville, Nassau County, New York

    On February 22, 2012, the New York State Department of Environmental Conservation ("Department of Environmental Conservation") issued a notice to Metropolitan Life Insurance Company, as purported successor in interest to New England Mutual, that it is a potentially responsible party with respect to hazardous substances and hazardous waste located on a property that New England Mutual owned for a time in 1978. Metropolitan Life Insurance Company has responded to the Department of Environmental Conservation and asserted that it is not a potentially responsible party under the law.

   Sales Practices Regulatory Matters.

    Regulatory authorities in a small number of states and FINRA, and occasionally the SEC, have had investigations or inquiries relating to sales of individual life insurance policies or annuities or other products by Metropolitan Life Insurance Company, NELICO, GALIC, and broker dealer New England Securities Corporation. These investigations often focus on the conduct of particular financial services representatives and the sale of unregistered or unsuitable products or the misuse of client assets. Over the past several years, these and a number of investigations by other regulatory authorities were resolved for monetary payments and certain other relief, including restitution payments. The Company may continue to resolve investigations in a similar manner. The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for these sales practices-related investigations or inquiries.

  Unclaimed Property Litigation and Inquiries

    In 2012, MetLife, Inc., for itself and on behalf of entities including Metropolitan Life Insurance Company, reached agreements with representatives of the U.S. jurisdictions that were conducting audits of MetLife, Inc. and certain of its affiliates, including Metropolitan Life Insurance Company, for compliance with unclaimed property laws, and with state insurance regulators directly involved in a multistate targeted market conduct examination relating to claim-payment practices and compliance with unclaimed property laws. In the first quarter of 2012, the Company recorded a $47 million after tax charge for the multistate examination payment and the expected acceleration of benefit payments to policyholders under the settlements. On September 20, 2012, the West Virginia Treasurer filed an action against Metropolitan Life Insurance Company in West Virginia state court (West Virginia ex rel. John D. Perdue v. Metropolitan Life Insurance Company, Circuit Court of Putnam County, Civil Action No. 12-C-295) alleging that Metropolitan Life Insurance Company violated the West Virginia Uniform Unclaimed Property Act, seeking to compel compliance with the Act, and seeking payment of unclaimed property, interest, and penalties. On
  November 21, 2012 and January 9, 2013, the Treasurer filed substantially identical suits against NELICO and GALIC, respectively. On December 30, 2013, the court granted defendants' motions to dismiss all of the West Virginia Treasurer's actions. The Treasurer has filed a notice to appeal the dismissal order. At least one other jurisdiction is pursuing a market conduct examination concerning compliance with unclaimed property statutes. It is possible that other jurisdictions may pursue similar examinations, audits, or lawsuits and that such actions may result in additional payments to beneficiaries, additional escheatment of funds deemed abandoned under state laws, administrative penalties, interest, and/or further changes to the Company's procedures. The Company is not currently able to estimate these additional possible costs.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

17. Contingencies, Commitments and Guarantees (continued)


  Total Asset Recovery Services, LLC on behalf of the State of Florida v. MetLife, Inc., et. al. (Cir. Ct. Leon County, FL, filed October 27, 2010)

    Alleging that MetLife, Inc. and another company have violated the Florida Disposition of Unclaimed Property law by failing to escheat to Florida benefits of 9,022 life insurance contracts, Total Asset Recovery Services, LLC ("the Relator") has brought an action under the Florida False Claims Act seeking to recover damages on behalf of Florida. The action had been sealed by court order until December 17, 2012. The Relator alleges that the aggregate damages attributable to MetLife, Inc., including statutory damages and treble damages, are $767 million. The Relator also bases its damage calculation in part on its assumption that the average face amount of the subject policies is $120,000. MetLife, Inc. strongly disputes this assumption, the Relator's alleged damages amounts, and other allegations in the complaint. On December 14, 2012, the Florida Attorney General apprised the court that the State of Florida declined to intervene in the action and noted that the allegations in the complaint ". . . are very similar (if not identical) to those raised in regulatory investigations of the defendants that predated the filing of the action" and that those regulatory investigations have been resolved. On August 20, 2013, the court granted defendants' motion to dismiss the action. The Relator has appealed the dismissal.

  Total Control Accounts Litigation

    Metropolitan Life Insurance Company is a defendant in a consolidated lawsuit related to its use of retained asset accounts, known as Total Control Accounts ("TCA"), as a settlement option for death benefits.

  Keife, et al. v. Metropolitan Life Insurance Company (D. Nev., filed in state court on July 30, 2010 and removed to federal court on September 7, 2010); and Simon v. Metropolitan Life Insurance Company (D. Nev., filed November 3,
  2011)

    These putative class action lawsuits, which have been consolidated, raise breach of contract claims arising from Metropolitan Life Insurance Company's use of the TCA to pay life insurance benefits under the Federal Employees' Group Life Insurance program. On March 8, 2013, the court granted Metropolitan Life Insurance Company's motion for summary judgment. Plaintiffs have appealed that decision to the United States Court of Appeals for the Ninth Circuit.

  Other Litigation

  Merrill Haviland, et al. v. Metropolitan Life Insurance Company (E.D. Mich., removed to federal court on July 22, 2011)

    This lawsuit was filed by 45 retired General Motors ("GM") employees against Metropolitan Life Insurance Company and the amended complaint includes claims for conversion, unjust enrichment, breach of contract, fraud, intentional infliction of emotional distress, fraudulent insurance acts, unfair trade practices, and ERISA claims based upon GM's 2009 reduction of the employees' life insurance coverage under GM's ERISA-governed plan. The complaint includes a count seeking class action status. Metropolitan Life Insurance Company is the insurer of GM's group life insurance plan and administers claims under the plan. According to the complaint, Metropolitan Life Insurance Company had previously provided plaintiffs with a "written guarantee" that their life insurance benefits under the GM plan would not be reduced for the rest of

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

17. Contingencies, Commitments and Guarantees (continued)

  their lives. On June 26, 2012, the district court granted Metropolitan Life Insurance Company's motion to dismiss the complaint. Plaintiffs appealed and the United States Court of Appeals for the Sixth Circuit affirmed the dismissal of the action on September 12, 2013.

  McGuire v. Metropolitan Life Insurance Company (E.D. Mich., filed February 22, 2012)

    This lawsuit was filed by the fiduciary for the Union Carbide Employees' Pension Plan and alleges that Metropolitan Life Insurance Company, which issued annuity contracts to fund some of the benefits the Plan provides, engaged in transactions that ERISA prohibits and violated duties under ERISA and federal common law by determining that no dividends were payable with respect to the contracts from and after 1999. On September 26, 2012, the court denied Metropolitan Life Insurance Company's motion to dismiss the complaint. The trial has been scheduled for June 2014.

  Sun Life Assurance Company of Canada Indemnity Claim

    In 2006, Sun Life Assurance Company of Canada ("Sun Life"), as successor to the purchaser of Metropolitan Life Insurance Company's Canadian operations, filed a lawsuit in Toronto, seeking a declaration that Metropolitan Life Insurance Company remains liable for "market conduct claims" related to certain individual life insurance policies sold by Metropolitan Life Insurance Company and that have been transferred to Sun Life. Sun Life had asked that the court require Metropolitan Life Insurance Company to indemnify Sun Life for these claims pursuant to indemnity provisions in the sale agreement for the sale of Metropolitan Life Insurance Company's Canadian operations entered into in June of 1998. In January 2010, the court found that Sun Life had given timely notice of its claim for indemnification but, because it found that Sun Life had not yet incurred an indemnifiable loss, granted Metropolitan Life Insurance Company's motion for summary judgment. Both parties appealed but subsequently agreed to withdraw the appeal and consider the indemnity claim through arbitration. In September 2010, Sun Life notified Metropolitan Life Insurance Company that a purported class action lawsuit was filed against Sun Life in Toronto, Fehr v. Sun Life Assurance Co. (Super. Ct., Ontario, September 2010), alleging sales practices claims regarding the same individual policies sold by Metropolitan Life Insurance Company and transferred to Sun Life. An amended class action complaint in that case was served on Sun Life, again without naming Metropolitan Life Insurance Company as a party. On August 30, 2011, Sun Life notified Metropolitan Life Insurance Company that a purported class action lawsuit was filed against Sun Life in Vancouver, Alamwala v. Sun Life Assurance Co. (Sup. Ct., British Columbia, August 2011), alleging sales practices claims regarding certain of the same policies sold by Metropolitan Life Insurance Company and transferred to Sun Life. Sun Life contends that Metropolitan Life Insurance Company is obligated to indemnify Sun Life for some or all of the claims in these lawsuits. These sales practices cases against Sun Life are ongoing and the Company is unable to estimate the reasonably possible loss or range of loss arising from this litigation.

  C-Mart, Inc. v. Metropolitan Life Ins. Co., et al. (S.D. Fla., January 10,
  2013). Cadenasso v. Metropolitan Life Insurance Co., et al. (N.D. Cal., November 26, 2013).

    Plaintiffs filed these lawsuits against defendants, including Metropolitan Life Insurance Company and a former MetLife financial services representative, alleging that the defendants sent unsolicited fax advertisements to plaintiff and others in violation of the Telephone Consumer Protection Act, as amended by the Junk Fax Prevention Act, 47 U.S.C. (S) 227 ("TCPA"). In the C-Mart case, the court granted plaintiff's

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

17. Contingencies, Commitments and Guarantees (continued)

  motion to certify a class of approximately 36,000 persons in Missouri who, during the period of August 7, 2012 through September 6, 2012, were allegedly sent an unsolicited fax in violation of the TCPA. Trial is set for May 2014. In the Cadenasso case, plaintiff seeks certification of a nationwide class of persons (except for Missouri residents) who were allegedly sent millions of unsolicited faxes in violation of the TCPA. In both cases, plaintiffs seek an award of statutory damages under the TCPA in the amount of $500 for each violation and to have such damages trebled.

  Sales Practices Claims

    Over the past several years, the Company has faced numerous claims, including class action lawsuits, alleging improper marketing or sales of individual life insurance policies, annuities, mutual funds or other products. Some of the current cases seek substantial damages, including punitive and treble damages and attorneys' fees. The Company continues to vigorously defend against the claims in these matters. The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for sales practices matters.

  Summary

    Putative or certified class action litigation and other litigation and claims and assessments against the Company, in addition to those discussed previously and those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, employer, investor, investment advisor and taxpayer. Further, state insurance regulatory authorities and other federal and state authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

    It is not possible to predict the ultimate outcome of all pending investigations and legal proceedings. In some of the matters referred to previously, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Although in light of these considerations it is possible that an adverse outcome in certain cases could have a material effect upon the Company's financial position, based on information currently known by the Company's management, in its opinion, the outcomes of such pending investigations and legal proceedings are not likely to have such an effect. However, given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material effect on the Company's consolidated net income or cash flows in particular quarterly or annual periods.

 Insolvency Assessments

   Most of the jurisdictions in which the Company is admitted to transact business require insurers doing business within the jurisdiction to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer engaged. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

17. Contingencies, Commitments and Guarantees (continued)


   Assets and liabilities held for insolvency assessments were as follows:

                                                                 December 31,
                                                                ---------------
                                                                 2013    2012
                                                                ------- -------
                                                                 (In millions)
 Other Assets:
  Premium tax offset for future undiscounted assessments....... $    46 $    85
  Premium tax offsets currently available for paid assessments.      54      12
                                                                ------- -------
                                                                $   100 $    97
                                                                ======= =======
 Other Liabilities:
  Insolvency assessments....................................... $    67 $   136
                                                                ======= =======

   On September 1, 2011, the New York State Department of Financial Services filed a liquidation plan for Executive Life Insurance Company of New York ("ELNY"), which had been under rehabilitation by the Liquidation Bureau since 1991. The plan involves the satisfaction of insurers' financial obligations under a number of state life and health insurance guaranty associations and also provides additional industry support for certain ELNY policyholders. The Company recorded a net charge (benefit) of ($23) million, $22 million and $21 million, net of income tax, during the years ended December 31, 2013, 2012 and 2011, respectively, related to ELNY.

Commitments

  Leases

    The Company, as lessee, has entered into various lease and sublease agreements for office space, information technology and other equipment. Future minimum gross rental payments relating to these lease arrangements are as follows:

                                          Amount
                                       -------------
                                       (In millions)
                           2014.......   $    232
                           2015.......        204
                           2016.......        171
                           2017.......        128
                           2018.......        114
                           Thereafter.        757
                                         --------
                           Total......   $  1,606
                                         ========

    Total minimum rentals to be received in the future under non-cancelable subleases are $131 million as of December 31, 2013.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

17. Contingencies, Commitments and Guarantees (continued)


 Commitments to Fund Partnership Investments

   The Company makes commitments to fund partnership investments in the normal course of business. The amounts of these unfunded commitments were $2.7 billion and $2.2 billion at December 31, 2013 and 2012, respectively. The Company anticipates that these amounts will be invested in partnerships over the next five years.

 Mortgage Loan Commitments

   The Company commits to lend funds under mortgage loan commitments. The amounts of these mortgage loan commitments were $3.1 billion and $2.7 billion at December 31, 2013 and 2012, respectively.

 Commitments to Fund Bank Credit Facilities, Bridge Loans and Private Corporate Bond Investments

   The Company commits to lend funds under bank credit facilities, bridge loans and private corporate bond investments. The amounts of these unfunded commitments were $687 million and $971 million at December 31, 2013 and 2012, respectively.

Guarantees

  In the normal course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties such that it may be required to make payments now or in the future. In the context of acquisition, disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. In addition, in the normal course of business, the Company provides indemnifications to counterparties in contracts with triggers similar to the foregoing, as well as for certain other liabilities, such as third-party lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. In some cases, the maximum potential obligation under the indemnities and guarantees is subject to a contractual limitation ranging from less than $1 million to $800 million, with a cumulative maximum of $1.0 billion, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future. Management believes that it is unlikely the Company will have to make any material payments under these indemnities, guarantees, or commitments.

  In addition, the Company indemnifies its directors and officers as provided in its charters and by-laws. Also, the Company indemnifies its agents for liabilities incurred as a result of their representation of the Company's interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these indemnities in the future.

  The Company's recorded liabilities were $3 million and $4 million at December 31, 2013 and 2012, respectively, for indemnities, guarantees and commitments.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


18. Quarterly Results of Operations (Unaudited)

  The unaudited quarterly results of operations for 2013 and 2012 are summarized in the table below:

                                                                               Three Months Ended
                                                                  ---------------------------------------------
                                                                  March 31, June 30, September 30, December 31,
                                                                  --------- -------- ------------- ------------
                                                                                  (In millions)
2013:
Total revenues................................................... $  8,766  $  8,632   $  8,018      $  9,884
Total expenses................................................... $  7,843  $  7,771   $  7,758      $  9,106
Income (loss) from continuing operations, net of income tax...... $    673  $    646   $    242      $    580
Income (loss) from discontinued operations, net of income tax.... $     --  $     --   $     --      $      1
Net income (loss)................................................ $    673  $    646   $    242      $    581
Less: Net income (loss) attributable to noncontrolling interests. $    (1)  $      3   $    (5)      $    (4)
Net income (loss) attributable to Metropolitan Life
  Insurance Company.............................................. $    674  $    643   $    247      $    585
2012:
Total revenues................................................... $  7,635  $ 10,048   $  8,159      $ 10,204
Total expenses................................................... $  7,502  $  7,656   $  7,639      $  9,551
Income (loss) from continuing operations, net of income tax...... $    139  $  1,605   $    396      $    503
Income (loss) from discontinued operations, net of income tax.... $     14  $      3   $     --      $     23
Net income (loss)................................................ $    153  $  1,608   $    396      $    526
Less: Net income (loss) attributable to noncontrolling interests. $     --  $      4   $    (6)      $      4
Net income (loss) attributable to Metropolitan Life
  Insurance Company.............................................. $    153  $  1,604   $    402      $    522

19. Related Party Transactions

Service Agreements

  The Company has entered into various agreements with affiliates for services necessary to conduct its activities. Typical services provided under these agreements include personnel, policy administrative functions and distribution services. For certain agreements, charges are based on various performance measures or activity-based costing. The bases for such charges are modified and adjusted by management when necessary or appropriate to reflect fairly and equitably the actual incidence of cost incurred by the Company and/or affiliate. Expenses and fees incurred with affiliates related to these agreements, recorded in other expenses, were $2.4 billion, $2.6 billion and $2.8 billion for the years ended December 31, 2013, 2012 and 2011, respectively. Revenues received from affiliates related to these agreements recorded in universal life and investment-type product policy fees were $127 million, $108 million and $94 million for the years ended December 31, 2013, 2012 and 2011, respectively. Revenues received from affiliates related to these agreements recorded in other revenues were $142 million, $113 million and $46 million for the years ended December 31, 2013, 2012 and 2011, respectively.

  The Company also entered into agreements with affiliates to provide additional services necessary to conduct the affiliates' activities. Typical services provided under these agreements include management, policy administrative functions, investment advice and distribution services. Expenses incurred by the Company related to these agreements, included in other expenses, were $1.4 billion, $1.6 billion and $1.6 billion for the years ended December 31, 2013, 2012 and 2011, respectively, and were reimbursed to the Company by these affiliates.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

19. Related Party Transactions (continued)


  The Company had net payables to affiliates, related to the items discussed above, of $327 million and $346 million at December 31, 2013 and 2012, respectively.

  See Notes 6, 8 and 12 for additional information on related party transactions.

20. Subsequent Events

  In the second quarter of 2013, MetLife, Inc. announced its plans to merge three U.S.-based life insurance companies and an offshore reinsurance subsidiary to create one larger U.S.-based and U.S.-regulated life insurance company (the "Mergers"). The companies to be merged are MICC, MLI-USA and MLIIC, each a U.S. insurance company that issues variable annuity products in addition to other products, and Exeter, a reinsurance company that mainly reinsures guarantees associated with variable annuity products. MICC, which is expected to be renamed and domiciled in Delaware, will be the surviving entity. Exeter, formerly a Cayman Islands company, was re-domesticated to Delaware in October 2013, resulting in a redistribution of assets held in trust and the cancellation of outstanding letters of credit which were no longer required. Effective January 1, 2014, following receipt of New York State Department of Financial Services approval, MICC withdrew its license to issue insurance policies and annuity contracts in New York. Also effective January 1, 2014, MICC reinsured with Metropolitan Life Insurance Company all existing New York insurance policies and annuity contracts that include a separate account feature. As a result of the reinsurance agreements, Metropolitan Life Insurance Company recorded a funds withheld asset, included in other invested assets, of $100 million, a deposit liability, included in other liabilities, of $448 million, an assumed reserve, included in policyholder account balances, of $100 million, and received cash and investments of $448 million from MICC. On December 31, 2013, MICC deposited qualifying investments into a custodial account, which became restricted to secure MICC's remaining New York policyholder liabilities not covered by such reinsurance on January 1, 2014. In anticipation of establishing this custodial account with qualifying investments, Metropolitan Life Insurance Company transferred investments with an estimated fair value of $751 million to MICC and received from MICC qualifying investments with an estimated fair value of $739 million and cash of $12 million in the fourth quarter of 2013. See Note 8. The Mergers are expected to occur in the fourth quarter of 2014, subject to regulatory approvals.

  At December 31, 2013, the Company consolidated the MetLife Core Property Fund, a newly formed open ended core real estate fund. As a result of the quarterly reassessment in the first quarter of 2014, it was determined that the MetLife Core Property Fund no longer meets the requirements of a consolidated VIE; accordingly, it will be deconsolidated effective March 31, 2014. See Note 8.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                                  Schedule I
                    Consolidated Summary of Investments --
                   Other Than Investments in Related Parties
                               December 31, 2013
                                 (In millions)

                                                                                  Amount at
                                                   Cost or       Estimated Fair Which Shown on
Types of Investments                          Amortized Cost (1)     Value      Balance Sheet
--------------------                          ------------------ -------------- --------------
Fixed maturity securities:
Bonds:
Foreign government securities................    $      3,040     $      3,530   $      3,530
U.S. Treasury and agency securities..........          29,508           30,544         30,544
Public utilities.............................          14,765           16,267         16,267
State and political subdivision securities...           5,386            5,777          5,777
All other corporate bonds....................          71,126           75,299         75,299
                                                 ------------     ------------   ------------
Total bonds..................................         123,825          131,417        131,417
Mortgage-backed and asset-backed securities..          40,111           40,910         40,910
Redeemable preferred stock...................           1,435            1,419          1,419
                                                 ------------     ------------   ------------
Total fixed maturity securities..............         165,371          173,746        173,746
                                                 ------------     ------------   ------------
Trading and fair value option securities.....             718              723            723
                                                 ------------     ------------   ------------
Equity securities:
Common stock:
Industrial, miscellaneous and all other......           1,070            1,164          1,164
Non-redeemable preferred stock...............             743              728            728
                                                 ------------     ------------   ------------
Total equity securities......................           1,813            1,892          1,892
                                                 ------------     ------------   ------------
Mortgage loans:
Held-for-investment..........................          46,021                          46,021
Held-for-sale................................               3                               3
                                                 ------------                    ------------
Mortgage loans, net..........................          46,024                          46,024
                                                 ------------                    ------------
Policy loans.................................           8,421                           8,421
Real estate and real estate joint ventures...           7,449                           7,449
Real estate acquired in satisfaction of debt.             349                             349
Other limited partnership interests..........           4,716                           4,716
Short-term investments.......................           5,962                           5,962
Other invested assets........................          10,589                          10,589
                                                 ------------                    ------------
Total investments............................    $    251,412                    $    259,871
                                                 ============                    ============

--------

(1)The Company's trading and fair value option securities portfolio is mainly comprised of fixed maturity and equity securities, including mutual funds and, to a lesser extent, short-term investments and cash and cash equivalents. Cost or amortized cost for fixed maturity securities and mortgage loans held-for-investment represents original cost reduced by repayments, valuation allowances and impairments from other-than-temporary declines in estimated fair value that are charged to earnings and adjusted for amortization of premiums or accretion of discounts; for equity securities, cost represents original cost reduced by impairments from other-than-temporary declines in estimated fair value; for real estate, cost represents original cost reduced by impairments and adjusted for valuation allowances and depreciation; for real estate joint ventures and other limited partnership interests cost represents original cost reduced for impairments or original cost adjusted for equity in earnings and distributions.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                                 Schedule III
               Consolidated Supplementary Insurance Information
                       December 31, 2013, 2012 and 2011
                                 (In millions)

                              Future Policy Benefits,
                               Other Policy-Related
                       DAC         Balances and       Policyholder Policyholder
                       and     Policyholder Dividend    Account     Dividends       Unearned       Unearned
Segment                VOBA         Obligation          Balances     Payable    Premiums (1), (2) Revenue (1)
-------              -------- ----------------------- ------------ ------------ ----------------- -----------
2013
Retail.............. $  5,990       $   62,912         $  30,434      $  601         $   36         $  507
Group, Voluntary &
  Worksite Benefits.      333           19,460             8,575          --            236             --
Corporate Benefit
  Funding...........       93           36,452            53,489          --             --             31
Corporate & Other...       --              581                --          --              1             --
                     --------       ----------         ---------      ------         ------         ------
Total............... $  6,416       $  119,405         $  92,498      $  601         $  273         $  538
                     ========       ==========         =========      ======         ======         ======
2012
Retail.............. $  5,407       $   64,757         $  31,393      $  610         $   36         $  539
Group, Voluntary &
  Worksite Benefits.      337           19,599             8,918          --            248             --
Corporate Benefit
  Funding...........       88           38,645            54,406          --             --             38
Corporate & Other...       --              476                (1)         --             --             --
                     --------       ----------         ---------      ------         ------         ------
Total............... $  5,832       $  123,477         $  94,716      $  610         $  284         $  577
                     ========       ==========         =========      ======         ======         ======
2011
Retail.............. $  5,921       $   63,460         $  31,811      $  659         $   38         $  556
Group, Voluntary &
  Worksite Benefits.      342           18,207             9,273          --            226             --
Corporate Benefit
  Funding...........       76           36,004            47,748          --             --             47
Corporate & Other...        2              457                24          --             --             --
                     --------       ----------         ---------      ------         ------         ------
Total............... $  6,341       $  118,128         $  88,856      $  659         $  264         $  603
                     ========       ==========         =========      ======         ======         ======

--------

(1)Amounts are included within the future policy benefits, other policy-related balances and policyholder dividend obligation column.

(2)Includes premiums received in advance.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                          Schedule III -- (Continued)
               Consolidated Supplementary Insurance Information
                       December 31, 2013, 2012 and 2011
                                 (In millions)

                                                              Policyholder
                                                              Benefits and
                                       Premium                 Claims and     Amortization of
                                       Revenue      Net     Interest Credited  DAC and VOBA      Other
                                      and Policy Investment  to Policyholder    Charged to     Operating
Segment                                Charges     Income   Account Balances  Other Expenses  Expenses (1)
-------                               ---------- ---------- ----------------- --------------- ------------
2013
Retail............................... $   5,456  $   5,067      $   6,059         $  217        $  2,971
Group, Voluntary & Worksite Benefits.    14,420      1,618         13,346             25           1,970
Corporate Benefit Funding............     2,886      4,680          5,813             19             474
Corporate & Other....................        76        420             67             --           1,517
                                      ---------  ---------      ---------         ------        --------
Total................................ $  22,838  $  11,785      $  25,285         $  261        $  6,932
                                      =========  =========      =========         ======        ========
2012
Retail............................... $   5,379  $   5,113      $   6,121         $  948        $  3,067
Group, Voluntary & Worksite Benefits.    13,937      1,540         12,747             29           1,878
Corporate Benefit Funding............     2,802      4,636          5,792             12             421
Corporate & Other....................         1        563             (1)             2           1,332
                                      ---------  ---------      ---------         ------        --------
Total................................ $  22,119  $  11,852      $  24,659         $  991        $  6,698
                                      =========  =========      =========         ======        ========
2011
Retail............................... $   5,397  $   5,183      $   6,099         $  765        $  3,302
Group, Voluntary & Worksite Benefits.    13,117      1,545         12,058             95           1,753
Corporate Benefit Funding............     1,975      4,478          4,892             14             461
Corporate & Other....................         1        409              4              1           1,435
                                      ---------  ---------      ---------         ------        --------
Total................................ $  20,490  $  11,615      $  23,053         $  875        $  6,951
                                      =========  =========      =========         ======        ========

--------

(1)Includes other expenses and policyholder dividends, excluding amortization of deferred policy acquisition costs ("DAC") and value of business acquired ("VOBA") charged to other expenses.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                                  Schedule IV
                           Consolidated Reinsurance
                       December 31, 2013, 2012 and 2011
                                 (In millions)

                                                                                  % Amount
                               Gross Amount   Ceded     Assumed    Net Amount  Assumed to Net
                               ------------ ---------- ---------- ------------ --------------
2013
Life insurance in-force....... $  2,940,853 $  401,576 $  844,946 $  3,384,223      25.0%
                               ============ ========== ========== ============
Insurance premium
Life insurance................ $     13,820 $    1,187 $    1,423 $     14,056      10.1%
Accident and health insurance.        6,470         97         46        6,419       0.7%
                               ------------ ---------- ---------- ------------
Total insurance premium....... $     20,290 $    1,284 $    1,469 $     20,475       7.2%
                               ============ ========== ========== ============
2012
Life insurance in-force....... $  2,914,815 $  417,026 $  785,391 $  3,283,180      23.9%
                               ============ ========== ========== ============
Insurance premium
Life insurance................ $     18,982 $      756 $      794 $     19,020       4.2%
Accident and health insurance.          839        535        556          860      64.6%
                               ------------ ---------- ---------- ------------
Total insurance premium....... $     19,821 $    1,291 $    1,350 $     19,880       6.8%
                               ============ ========== ========== ============
2011
Life insurance in-force....... $  2,883,535 $  436,286 $  766,216 $  3,213,465      23.8%
                               ============ ========== ========== ============
Insurance premium
Life insurance................ $     17,572 $      862 $      694 $     17,404       4.0%
Accident and health insurance.          863        525        546          884      61.8%
                               ------------ ---------- ---------- ------------
Total insurance premium....... $     18,435 $    1,387 $    1,240 $     18,288       6.8%
                               ============ ========== ========== ============

  For the year ended December 31, 2013, reinsurance ceded and assumed included affiliated transactions for life insurance in-force of $26.1 billion and $259.6 billion, respectively, and life insurance premiums of $45 million and $451 million, respectively. For the year ended December 31, 2012, reinsurance ceded and assumed included affiliated transactions for life insurance in-force of $27.4 billion and $230.6 billion, respectively, and life insurance premiums of $54 million and $319 million, respectively. For the year ended December 31, 2011, reinsurance ceded and assumed included affiliated transactions for life insurance in-force of $28.7 billion and $189.6 billion, respectively, and life insurance premiums of $51 million and $169 million, respectively.

  Previously reported life insurance in-force amounts for reinsurance ceded for the years ended December 31, 2012 and 2011 have been reduced by $1,551.9 billion and $1,427.0 billion, respectively, to remove the effects of transactions with a subsidiary for life insurance in-force and certain reinsurance agreements recorded using the deposit method of accounting. The related 2012 and 2011 net amounts illustrated in the table above have also been amended by the same amounts. The Company believes the effects of these reductions are immaterial to the prior periods.

                     Metropolitan Life Separate Account UL

PART C. OTHER INFORMATION
        -----------------

ITEM 26. EXHIBITS

            (a)         Resolution of the Board of Directors of Metropolitan
                        Life effecting the establishment of Metropolitan Life
                        Separate Account UL 1
            (b)         None
            (c)  (i)    Form of Broker Agreement 1
                 (ii)   Forms of Selling Agreement 5
                 (iii)  Form of Retail Sales Agreement 7
                 (iv)   Principal Underwriting Agreement 11
                 (v)    Enterprise Sales Agreement between MetLife Investors
                        Distribution  Company and broker-dealers dated
                        February 2010 14
                 (vi)   Master Retail Sales Agreement between MetLife Investors
                        Distribution Company and broker-dealers dated
                        September 2012 19
            (d)  (i)    Flexible Premium Variable Life Policy 12
                 (ii)   Riders: Accelerated Death Benefit Rider, Accidental
                        Death Benefit Rider, Children's Term Insurance,
                        Guaranteed Minimum Death Benefit Rider, Guaranteed
                        Survivor Income Benefit Rider, Options to Purchase
                        Additional Insurance Coverage Rider, Overloan Protection
                        Rider, Waiver of Monthly Deduction Rider, Waiver of
                        Specified Premium Rider 12
            (e)  (i)    Enterprise Application for Policy 10
                 (ii)   Application Supplements 12
            (f)  (i)    Restated Charter and By-Laws of Metropolitan Life 2
                 (ii)   Amended and Restated Charter and By-laws of Metropolitan
                        Life 4
                 (iii)  Amended and Restated By-Laws of Metropolitan Life 11
            (g)  (i)    Reinsurance Contracts 18

                 (ii) Reinsurance Contract Amendments dated June 25, 2012 and November 30, 2012 21

            (h)  (i)    Participation Agreement among Metropolitan Series Fund,
                        Inc., MetLife Advisers, LLC, MetLife Investors
                        Distribution Company and Metropolitan Life Insurance
                        Company (8/31/07) 9
                 (ii)   Participation Agreement among Met Investors Series
                        Trust, Metropolitan Life Insurance Company, Met
                        Investors Advisory Corp and MetLife Investors
                        Distribution Company 4
                 (iii)  Participation Agreement among American Funds Insurance
                        Series, Capital Research and Management Company and
                        Metropolitan Life Insurance Company dated April 30th,
                        2001 3
                 (iv)   Participation Agreement among Franklin Templeton
                        Variable Insurance Products Trust, Franklin Templeton
                        Distributors, Inc. and Metropolitan Life Insurance
                        Company dated April 30, 2004 6
                 (v)    First and Second Amendments to the Participation
                        Agreement with Met Investors Series Trust 13
                 (vi)   Amendment to the American Funds Insurance Series
                        Participation Agreement dated April 30, 2010 15
                 (vii)  Amendment to the Participation Agreement with Franklin
                        Templeton Variable Insurance Trust 16
                 (viii) Amendments to the Participation Agreements with Franklin
                        Templeton Variable Insurance Products Trust, Met
                        Investors Series Trust and Metropolitan Series Fund,
                        Inc. 17
                 (ix)   Amendment to the Participation Agreement with Franklin
                        Templeton Variable Insurance Products Trust 20

                 (x) Amendment No. 5 to Amended and Restated Participation Agreement with Franklin Templeton Variable Insurance Products Trust (Filed herewith)

            (i)         None
            (j)         None
            (k)         Opinion and Consent of Marie C. Swift as to the legality
                        of the securities being registered 12
            (l)         Actuarial Opinion and Consent (Filed herewith)
            (m)         Calculation Exhibit (Filed herewith)
            (n)         Consent of Independent Registered Public Accounting
                        Firm (Filed herewith)
            (o)         None
            (p)         None
            (q)  (i)    Memoranda describing certain procedures filed pursuant
                        to Rule 6e-3(T)(b)(12)(iii) 1
                 (ii)   Addendum to Memoranda describing certain procedures
                        filed pursuant to Rule 6e-3(T)(b)(12)(iii) 8

            (r)         Powers of Attorney (Filed herewith)


----------
1 Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement (File No. 033-47927) filed on April 30, 1997.
2 Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration

      Statement on Form S-6 (File No. 333-40161) filed on April 6, 2000.
3 Incorporated herein by reference to the Registration Statement of MetLife Separate Account E of Form N-4 (File No. 333-52366) filed on August 3, 2001
4 Incorporated herein by reference to the Registration Statement of MetLife Separate Account E on Form N-4 (File No. 333-83716) filed on March 5, 2002.
5 Incorporated herein by reference to the Post-Effective Amendment No. 18 to the Registration Statement on Form N-6 (File No. 033-47927) filed on April 30, 2004.
6 Incorporated herein by reference to Post-Effective Amendment No. 16 to the Registrant's Registration Statement on Form N-6 (File No. 033-57320) filed April 30, 2004.
7 Incorporated herein by reference to Post-Effective Amendment No. 20 to the Registrant's Registration Statement on Form N-6 (File No. 033-47927) filed on April 25, 2006.
8 Incorporated herein by reference to Post-Effective Amendment No. 21 to the Registrant's Registration Statement on Form N-6 (File No. 033-47927) filed April 18, 2007.
9 Incorporated herein by reference to Post-Effective Amendment No. 9 to the Registration Statement of MetLife Separate Account E on Form N-4 (File No. 333-83716) filed September 10, 2007.
10 Incorporated herein by reference to the Account's Registration Statement on Form N-6 (File No. 333-147508) filed November 19, 2007.
11 Incorporation herein by reference to Post-Effective Amendment No. 3 to Paragon Separate Account B's Registration Statement on Form N-6 (File No. 333-133675) filed January 16, 2008.
12 Incorporated herein by reference to Pre-Effective Amendment No. 2 to the Registrant's Registration Statement on Form N-6 (File No. 333-147508) filed April 4, 2008.
13 Incorporated herein by reference to Post-Effective Amendment No. 22 to the Registrant's Registration Statement on Form N-6 (File No. 033-57320) filed April 16, 2009.
14 Incorporated herein by reference to Exhibit 3(b)(ii) in Post-Effective Amendment No. 14 to Metropolitan Life Separate Account E's
      Registration Statement on Form N-4 (File No. 333-83716) as filed April 13, 2010.
15 Incorporated herein by reference to Exhibit (3)(d)(i) in Post-Effective Amendment No. 15 to Metropolitan Life Separate Account E's Registration Statement on Form N-4 (File No. 333-83716) as filed on April 12, 2011.
16 Incorporated herein by reference to Post-Effective Amendment No. 24 to the Registrant's Registration Statement on Form N-6 (File No. 033-57320) filed April 14, 2011.
17 Incorporated herein by reference to Post-Effective Amendment No. 25 to the Registrant's Registration Statement on Form N-6 (File No. 033-57320) filed April 12, 2012.
18 Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registrant's Registration Statement on Form N-6 (File No. 333-147508) filed April 12, 2012.
19 Incorporated herein by reference to Post-Effective Amendment No. 27 to the Registrant's Registration Statement on Form N-6 (File No. 333-47927) filed April 11, 2013.
20 Incorporated herein by reference to Post-Effective Amendment No. 26 to the Registrant's Registration Statement on Form N-6 (File No. 033-57320) filed April 11, 2013.

21 Incorporated herein by reference to Post-Effective Amendment No.5 to the Registrant's Registration Statement on Form N-6 (File No. 333-147508) filed April 11, 2013.

ITEM 27. DIRECTORS AND OFFICERS OF DEPOSITOR



NAME AND PRINCIPAL BUSINESS ADDRESS       POSITION AND OFFICES WITH DEPOSITOR
-----------------------------------       --------------------------------------
Steven A. Kandarian                       Chairman of the Board, President and
MetLife, Inc, and Metropolitan Life       Chief Executive Officer
Insurance Company
200 Park Avenue
New York, NY 10166

Cheryl W. Grise                           Director
c/o MetLife, Inc. and Metropolitan
Life Insurance Company
200 Park Avenue
New York, NY 10166

Carlos M. Gutierrez                       Director
Vice Chairman
Albright Stonebridge Group
555 Thirteenth Street
NW, Suite 300 West
Washington, D.C. 20004

R. Glenn Hubbard                          Director
Dean of Graduate School of Business
and Russell L. Carson Professor of
Finance and Economics
Columbia University
Uris Hall
3022 Broadway
New York, NY 10027-6902

John M. Keane                             Director
Senior Partner
SCP Partners
2020 K St., N.W., Suite 300
Washington, DC 20006

Alfred F. Kelly, Jr.                      Director
Chairman of the Board, President and
Chief Executive Officer
NY/NJ Super Bowl Host Company
MetLife Stadium
One MetLife Stadium Drive
East Rutherford, NJ  07073

William E. Kennard
c/o MetLife, Inc. and
Metropolitan Life Insurance Company
200 Park Avenue
New York, NY 10166

James M. Kilts                            Director
Partner
Centerview Partners Management, LLC
Greenwich Office Park
2nd Floor
Greenwich, CT 06831

Catherine R. Kinney                       Director
c/o MetLife, Inc. and Metropolitan
Life Insurance Company
200 Park Avenue
New York, NY 10166

Denise M. Morrison                        Director
President and Chief Executive Officer
Campbell Soup Company
One Campbell Place
Camden, NJ 08103

Hugh B. Price                             Director
Professor of Public and
International Affairs
Woodrow Wilson School
Princeton University
Princeton, NJ 08544-1013

Kenton J. Sicchitano                      Director
c/o MetLife, Inc. and Metropolitan
Life Insurance Company
200 Park Avenue
New York, NY 10166

Lulu C. Wang                              Director
Chief Executive Officer
Tupelo Capital Management LLC
340 Madison Avenue, 19th Floor
New York, NY 10173



Set forth below is a list of certain principal officers of Metropolitan Life Insurance Company. The principal business address of each principal officer is 1095 Avenue of Americas, New York, NY 10036.



NAME                                      POSITIONS WITH DEPOSITOR
-----------------------------------       --------------------------------------
Steven A. Kandarian                       Chairman of the Board, President and
                                          Chief Executive Officer and a Director
Michel A. Khalaf                          President, Europe/Middle East/Africa Division
Christopher G. Townsend                   President, Asia
William J. Wheeler                        President, Americas
Ricardo A. Anzaldua                       Executive Vice President and General
                                          Counsel
Peter M. Carlson                          Executive Vice President and Chief
                                          Accounting Officer
Steven J. Goulart                         Executive Vice President and Chief
                                          Investment Officer
John C.R. Hele                            Executive Vice President and Chief
                                          Financial Officer
Shailendra Ghorpade                       Executive Vice President
Franciscus Hijkoop                        Executive Vice President and Chief
                                          Human Resources Officer
Beth M. Hirschhorn                        Executive Vice President of Global
                                          Brand and Marketing
William R. Hogan                          Executive Vice President
Todd B. Katz                              Executive Vice President
Robin Lenna                               Executive Vice President
Martin J. Lippert                         Executive Vice President, Global
                                          Technology & Operations
Eugene R. Marks, Jr.                      Executive Vice President
Maria R. Morris                           Executive Vice President, Global
                                          Employee Benefits
Anthony J. Nugent                         Executive Vice President
Oscar Schmidt                             Executive Vice President
Marc Sevestre                             Executive Vice President
Peter A. Smyth                            Executive Vice President
Eric T. Steigerwalt                       Executive Vice President
Stanley J. Talbi                          Executive Vice President

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR THE REGISTRANT

      The registrant is a separate account of Metropolitan Life Insurance Company under the New York Insurance law. Under said law the assets allocated to the separate account are the property of Metropolitan Life Insurance Company. Metropolitan Life Insurance Company is a wholly-owned subsidiary of MetLife, Inc. a publicly traded company. The following outline indicates those persons who are controlled by or under common control with Metropolitan Life Insurance
Company:

           ORGANIZATIONAL STRUCTURE OF METLIFE, INC. AND SUBSIDIARIES
                            AS OF December 31, 2013

The following is a list of subsidiaries of MetLife, Inc. updated as of December 31, 2013. Those entities which are listed at the left margin (labeled with capital letters) are direct subsidiaries of MetLife, Inc. Unless otherwise indicated, each entity which is indented under another entity is a subsidiary of that other entity and, therefore, an indirect subsidiary of MetLife, Inc. Certain inactive subsidiaries have been omitted from the MetLife, Inc. organizational listing. The voting securities (excluding directors' qualifying shares, if any) of the subsidiaries listed are 100% owned by their respective parent corporations, unless otherwise indicated. The jurisdiction of domicile of each subsidiary listed is set forth in the parenthetical following such subsidiary.


A.    MetLife Group, Inc. (NY)

B.    MetLife Home Loans LLC (DE)

C.    Exeter Reassurance Company, Ltd. (Cayman Islands)

D.    Metropolitan Tower Life Insurance Company (DE)


      1.    EntreCap Real Estate II LLC (DE)

            a)    PREFCO Dix-Huit LLC (CT)

            b)    PREFCO X Holdings LLC (CT)

            c) PREFCO Ten Limited Partnership (CT) - a 99.9% limited partnership interest of PREFCO Ten Limited Partnership is held by EntreCap Real Estate II LLC and 0.1% general partnership is held by PREFCO X Holdings LLC.

            d)    PREFCO Vingt LLC (CT)

            e) PREFCO Twenty Limited Partnership (CT) - a 99% limited partnership interest of PREFCO Twenty Limited Partnership is held by EntreCap Real Estate II LLC and 1% general partnership is held by PREFCO Vingt LLC.

     2.     Plaza Drive Properties, LLC (DE)

     3.     MTL Leasing, LLC (DE)

            a)    PREFCO IX Realty LLC (CT)

            b)    PREFCO XIV Holdings LLC (CT)

            c) PREFCO Fourteen Limited Partnership (CT) - a 99.9% limited partnership interest of PREFCO Fourteen Limited Partnership is held by MTL Leasing, LLC and 0.1% general partnership is held by PREFCO XIV Holdings LLC.

            d)    1320 Venture LLC (DE)

                  i) 1320 Owner LP (DE) - a 99.9% limited partnership of 1320 Owner LP is held by 1320 Venture LLC and 0.1% general partnership is held by 1320 GP LLC.

            e)    1320 GP LLC (DE)

E. MetLife Chile Inversiones Limitada (Chile) - 70.4345328853% of MetLife Chile Inversiones Limitada is owned by MetLife, Inc., 26.6071557459% by American Life Insurance Company ("ALICO"), 2.9583113284% is owned by Inversiones MetLife Holdco Dos Limitada and 0.0000000404% is owned by Natilportem Holdings, Inc.

      1. MetLife Chile Seguros de Vida S.A. (Chile) - 99.9969% of MetLife Chile Seguros de Vida S.A. is held by MetLife Chile Inversiones Limitada and 0.0031% by International Technical and Advisory Services Limited.

            a) MetLife Chile Administradora de Mutuos Hipotecarios S.A. (Chile) - 99.99% of MetLife Chile Administradora de Mutuos Hipotecarios S.A. is held by MetLife Chile Seguros de Vida S.A. and 0.01% is held by MetLife Chile Inversiones Limitada.

      2. Legal Chile S.A. (Chile) - 51% of Legal Chile S.A. is owned by MetLife Chile Inversiones Limitada and the remaining interest is owned by a third party.

            a) Legagroup S.A. (Chile) - 99% of Legagroup S.A. is owned by Legal Chile S.A. and the remaining interest is owned by a third party.

      3. Inversiones MetLife Holdco Tres Limitada (Chile) - 99.9% of Inversiones MetLife Holdco Tres Limitada is owned by MetLife Chile Inversiones Limitada and 0.1% is owned by Inversiones MetLife Holdco Dos Limitada.

            a) MetLife Chile Acquisition Co. S.A. (Chile) - 45% of MetLife Chile Acquisition Co. S.A. is owned by Inversiones MetLife Holdco Dos Limitada, 45% is owned by Inversiones MetLife Holdco Tres Limitada and 10% is owned by MetLife Chile Inversiones Limitada.

                  i) Inversiones Previsionales S.A. (Chile) - 99.999% of Inversiones Previsionales S.A. is owned by MetLife Chile Acquisition Co. S.A. and 0.001% is owned by Inversiones MetLife Holdco Tres Limitada.

                        aa) AFP Provida S.A. (Chile) - 51.62% of AFP Provida S.A. is owned by Inversiones Previsionales S.A., 21.97% is owned indirectly (by means of ADR) by MetLife Chile Acquisition Co. S.A., 17.79% is owned directly by MetLife Chile Acquisition Co. S.A. and the remainder is owned by third parties.

                              1) Provida Internacional S.A. (Chile) - 99.99% of Provida Internacional S.A. is owned by AFP Provida S.A. and 0.01% by Inversiones Previsionales S.A.

                                    ii)   AFP Genesis Administradora de Fondos y
                                          Fidecomisos S.A. (Ecuador) - 99.9997%
                                          of AFP Genesis Administradora de
                                          Fondos y Fidecomisos S.A. is owned by
                                          Provida Internacional S.A. and 0.0003%
                                          is owned by Inversiones Previsionales
                                          S.A.

      4. MetLife Chile Seguros Generales S.A. (Chile) - 99.9% of MetLife Chile Seguros Generales, S.A. is owned by MetLife Chile Inversiones Limitada and 0.1% is owned by ITAS.

F.    MetLife Securities, Inc. (DE)

G.    Enterprise General Insurance Agency, Inc. (DE)

H.    Metropolitan Property and Casualty Insurance Company (RI)

      1.    Metropolitan General Insurance Company (RI)

      2.    Metropolitan Casualty Insurance Company (RI)

      3.    Metropolitan Direct Property and Casualty Insurance Company (RI)

      4.    MetLife Auto & Home Insurance Agency, Inc. (RI)

      5.    Metropolitan Group Property and Casualty Insurance Company (RI)

            a)    Metropolitan Reinsurance Company (U.K.) Limited (United
                  Kingdom)

      6.    Metropolitan Lloyds, Inc. (TX)

            a) Metropolitan Lloyds Insurance Company of Texas (TX)- Metropolitan Lloyds Insurance Company of Texas, an affiliated association, provides automobile, homeowner and related insurance for the Texas market. It is an association of individuals designated as underwriters. Metropolitan Lloyds, Inc., a subsidiary of Metropolitan Property and Casualty Insurance Company, serves as the attorney-in-fact and manages the association.

      7.    Economy Fire & Casualty Company (IL)

            a)    Economy Preferred Insurance Company (IL)

            b)    Economy Premier Assurance Company (IL)

I.    MetLife Investors Insurance Company (MO)

J.    First MetLife Investors Insurance Company (NY)

K.    Newbury Insurance Company, Limited (DE)

L.    MetLife Investors Group, Inc. (DE)

      1.    MetLife Investors Distribution Company (MO)

      2.    MetLife Advisers, LLC (MA)

M.    MetLife International Holdings, Inc. (DE)

      1.    MetLife Mexico Cares, S.A. de C.V. (Mexico)

            a)    Fundacion MetLife Mexico, A.C. (Mexico)

      2.    Natiloportem Holdings, Inc. (DE)

            a)    Excelencia Operativa y Tecnologica, S.A. de C.V. (Mexico)

                  i) MLA Comercial, S.A. de C.V. (Mexico) 99% is owned by Excelencia Operativa y Tecnologica, S.A. de C.V. and 1% is owned by MetLife Mexico Cares, S.A. de C.V.

                  ii) MLA Servicios, S.A. de C.V. (Mexico) 99% is owned by Excelencia Operativa y Tecnologica, S.A. de C.V. and 1% is owned by MetLife Mexico Cares, S.A. de C.V.

      3. PNB MetLife India Insurance Company Limited (India)- 26% is owned by MetLife International Holdings, Inc. and 74% is owned by third parties.


      4.    Metropolitan Life Insurance Company of Hong Kong Limited (Hong
            Kong)- 99.99935% is owned by MetLife International Holdings, Inc. and 0.00065% is owned by Natiloporterm Holdings, Inc.


      5. MetLife Seguros S.A. (Argentina)- 79.3196% is owned by MetLife International Holdings, Inc., 2.6753% is owned by Natiloportem Holdings, Inc., 16.2046% by ALICO and 1.8005% by ITAS.


      6. Metropolitan Life Seguros e Previdencia Privada S.A. (Brazil)- 66.662% is owned by MetLife International Holdings, Inc., 33.337% is owned by MetLife Worldwide Holdings, Inc. and 0.001% is owned by Natiloportem Holdings, Inc.


      7.    MetLife Global, Inc. (DE)

      8. MetLife Administradora de Fundos Multipatrocinados Ltda. (Brazil) - 99.99998% of MetLife Administradora de Fundos Multipatrocinados Ltda. is owned by MetLife International Holdings, Inc. and 0.00002% by Natiloportem Holdings, Inc.

      9.    MetLife Services Limited (United Kingdom)

      10. MetLife Seguros de Retiro S.A. (Argentina) - 95.5883% is owned by MetLife International Holdings, Inc., 3.1102% is owned by Natiloportem Holdings, Inc., 1.3014% by ALICO and 0.0001% by ITAS.

      11. Best Market S.A. (Argentina) - 5% of the shares are held by Natiloportem Holdings, Inc. and 95% is owned by MetLife International Holdings Inc.

      12. Compania Inversora MetLife S.A. (Argentina) - 95.46% is owned by MetLife International Holdings, Inc. and 4.54% is owned by Natiloportem Holdings, Inc.

            a) MetLife Servicios S.A. (Argentina) - 18.87% of the shares of MetLife Servicios S.A. are held by Compania Inversora MetLife S.A., 79.88% is owned by MetLife Seguros S.A., 0.99% is held by Natiloportem Holdings, Inc. and 0.26% is held by MetLife Seguros de Retiro S.A.

      13.   MetLife Worldwide Holdings, Inc. (DE)

            a)    MetLife Direct Co., LTD. (Japan)

            b)    MetLife Limited (Hong Kong)

      14.   MetLife International Limited, LLC (DE)

      15. MetLife Planos Odontologicos Ltda. (Brazil) - 99.999% is owned by MetLife International Holdings, Inc. and 0.001% is owned by Natiloportem Holdings, Inc.

      16.   MetLife Ireland Holdings One Limited (Ireland)

            a) MetLife Global Holdings Corporation S.A. de C.V. (Mexico/Ireland) - 98.9% is owned by MetLife Ireland Holdings One Limited and 1.1% is owned by MetLife International Limited, LLC.

                  i)    MetLife Ireland Treasury Limited (Ireland)

                        a)    MetLife General Insurance Limited (Australia)

                        b) MetLife Insurance Limited (Australia) - 91.16468% of MetLife Insurance Limited (Australia) is owned by MetLife Ireland Treasury Limited and 8.83532% is owned by MetLife Global Holdings Corp. S.A. de C.V.

                              1)    The Direct Call Centre PTY Limited
                                    (Australia)

                              2)    MetLife Investments PTY Limited (Australia)

                                    aa)   MetLife Insurance and Investment Trust
                                          (Australia) - MetLife Insurance and
                                          Investment Trust is a trust vehicle,
                                          the trustee of which is MetLife
                                          Investments PTY Limited ("MIPL"). MIPL
                                          is a wholly owned subsidiary of
                                          MetLife Insurance Limited.

                  ii) Metropolitan Global Management, LLC (DE/Ireland) - 99.7% is owned by MetLife Global Holdings Corporation S.A. de C.V. and 0.3% is owned by MetLife International Holdings, Inc.

                        a) MetLife Pensiones Mexico S.A. (Mexico)- 97.4738% is owned by Metropolitan Global Management, LLC and 2.5262% is owned by MetLife International Holdings, Inc.

                        b) MetLife Mexico Servicios, S.A. de C.V. (Mexico) - 98% is owned by Metropolitan Global Management, LLC and 2% is owned by MetLife International Holdings, Inc.

                        c) MetLife Mexico S.A. (Mexico)- 99.050271% is owned by Metropolitan Global Management, LLC and 0.949729% is owned by MetLife International Holdings, Inc.

                              1) MetLife Afore, S.A. de C.V. (Mexico)- 99.99% is owned by MetLife Mexico S.A. and 0.01% is owned by MetLife Pensiones Mexico S.A.

                                    aa)    Met1 SIEFORE, S.A. de C.V. (Mexico)-
                                           99.99% is owned by MetLife Afore,
                                           S.A. de C.V. and 0.01% is owned by
                                           MetLife Mexico S.A.

                                    bb)    Met2 SIEFORE, S.A. de C.V. (Mexico)-
                                           99.99% is owned by MetLife Afore,
                                           S.A. de C.V. and 0.01% is owned by
                                           MetLife Mexico S.A.

                                    cc)    MetA SIEFORE Adicional, S.A. de C.V.
                                           (Mexico)- 99.99% is owned by MetLife
                                           Afore, S.A. de C.V. and 0.01% is
                                           owned by MetLife Mexico S.A.

                                    dd)    Met3 SIEFORE Basica, S.A. de C.V.
                                           (Mexico) - 99.99% is owned by MetLife
                                           Afore, S.A. de C.V. and 0.01% is
                                           owned by MetLife Mexico S.A.

                                    ee)    Met4 SIEFORE, S.A. de C.V. (Mexico) -
                                           99.99% is owned by MetLife Afore,
                                           S.A. de C.V. and 0.01% is owned by
                                           MetLife Mexico S.A.

                                    ff)    Met5 SIEFORE, S.A. de C.V. (Mexico) -
                                           99.99% is owned by MetLife Afore,
                                           S.A. de C.V. and 0.01% is owned by
                                           MetLife Mexico S.A.

                              2)    ML Capacitacion Comercial S.A. de
                                    C.V.(Mexico) - 99% is owned by MetLife
                                    Mexico S.A. and 1% is owned by MetLife
                                    Mexico Cares, S.A. de C.V.

                        d) MetLife Saengmyoung Insurance Co. Ltd. (also known as MetLife Insurance Company of Korea Limited) (South Korea)- 14.64% is owned by MetLife Mexico, S.A. and 85.36% is owned by Metropolitan Global Management, LLC.

                        e)    Bolpyr S.A. (Uruguay)

      17.   MetLife Asia Pacific Limited (Hong Kong)

N.    Metropolitan Life Insurance Company (MLIC) (NY)

      1.    334 Madison Euro Investments, Inc. (DE)

      2.    St. James Fleet Investments Two Limited (Cayman Islands)

            a)    Park Twenty Three Investments Company (United Kingdom)

                  i) Convent Station Euro Investments Four Company (United Kingdom)

                        aa)    OMI MLIC Investments Limited (Cayman Islands)

      3.    CRB Co., Inc. (MA)

      4.    MLIC Asset Holdings II LLC (DE)

            a)    El Conquistador MAH II LLC (DE)

            b) Mansell Office LLC (DE) - 73.0284% of Mansell Office LLC is owned by MLIC Asset Holdings II LLC and 26.9716% is owned by MLIC CB Holdings LLC.

            c) Mansell Retail LLC (DE) - 73.0284% of Mansell Retail LLC is owned by MLIC Asset Holdings II LLC and 26.9716% is owned by MLIC CB Holdings LLC.

      5.    CC Holdco Manager (DE)

      6.    Alternative Fuel I, LLC (DE)

      7.    Transmountain Land & Livestock Company (MT)

      8.    MetPark Funding, Inc. (DE)

      9.    HPZ Assets LLC (DE)

      10.   Missouri Reinsurance, Inc. (Cayman Islands)

      11.   Metropolitan Tower Realty Company, Inc. (DE)

            a)    Midtown Heights, LLC (DE)

      12.   MetLife Real Estate Cayman Company (Cayman Islands)

      13.   MetLife RC SF Member, LLC (DE)

      14.   MetLife Private Equity Holdings, LLC (DE)

      15.   23rd Street Investments, Inc. (DE)

            a) MetLife Capital Credit L.P. (DE)- 1% General Partnership interest is held by 23rd Street Investments, Inc. and 99% Limited Partnership interest is held by Metropolitan Life Insurance Company.

            b) MetLife Capital, Limited Partnership (DE)- 1% General Partnership interest is held by 23rd Street Investments, Inc. and 99% Limited Partnership interest is held by Metropolitan Life Insurance Company.

                  i) Long Island Solar Farm, LLC (DE) - 9.61% membership interest is held by MetLife Renewables Holding, LLC and 90.39% membership interest is held by LISF in which MetLife Capital Limited Partnership has 100% beneficial interest.

      16.   Hyatt Legal Plans, Inc. (DE)

            a)    Hyatt Legal Plans of Florida, Inc. (FL)

      17.   MetLife Holdings, Inc. (DE)

            a)    MetLife Credit Corp. (DE)

            b)    MetLife Funding, Inc. (DE)

      18.   MetLife Investments Asia Limited (Hong Kong)

      19. MetLife Investments Limited (United Kingdom)- 23rd Street Investments, Inc. holds one share of MetLife Investments Limited.

      20. MetLife Latin America Asesorias e Inversiones Limitada (Chile)- 23rd Street Investments, Inc. holds 0.01% of MetLife Latin America Asesorias e Inversiones Limitada.

      21.   New England Life Insurance Company (MA)

            a)    New England Securities Corporation (MA)

      22.   General American Life Insurance Company (MO)

            a)    GALIC Holdings LLC (DE)

      23.   Corporate Real Estate Holdings, LLC (DE)

      24. Ten Park SPC (Cayman Islands) - 1% voting control of Ten Park SPC is held by 23rd Street Investments, Inc.

      25.   MetLife Tower Resources Group, Inc. (DE)

      26.   Headland-Pacific Palisades, LLC (CA)

      27.   Headland Properties Associates (CA) - 1% is owned by
            Headland-Pacific Palisades, LLC and 99% is owned by Metropolitan Life Insurance Company.

      28.   WFP 1000 Holding Company GP, LLC (DE)

      29.   White Oak Royalty Company (OK)

      30.   500 Grant Street GP LLC (DE)

      31. 500 Grant Street Associates Limited Partnership (CT) - 99% of 500 Grant Street Associates Limited Partnership is held by Metropolitan Life Insurance Company and 1% by 500 Grant Street GP LLC.

      32. MetLife Mall Ventures Limited Partnership (DE) - 99% LP interest of MetLife Mall Ventures Limited Partnership is owned by MLIC and 1% GP interest is owned by Metropolitan Tower Realty Company, Inc.

            a) HMS Master Limited Partnership (DE) - 60% LP interest of HMS Master Limited Partnership is owned by MetLife Mall Ventures Limited Partnership. A 40% LP interest is owned by a third party. Metropolitan Tower Realty Company, Inc. is the GP.

                 i)   HMS Southpark Residential LLC (DE)


      33.   MetLife Retirement Services LLC (NJ)

            a)   MetLife Investment Funds Services LLC (NJ)

                 i)   MetLife Associates LLC (DE)

      34.   Euro CL Investments LLC (DE)

      35.   MEX DF Properties, LLC (DE)

      36. MSV Irvine Property, LLC (DE) - 4% of MSV Irvine Property, LLC is owned by Metropolitan Tower Realty Company, Inc. and 96% is owned by Metropolitan Life Insurance Company

      37.   MetLife Properties Ventures, LLC (DE)

            a)   Citypoint Holdings II Limited (United Kingdom)

      38.   Housing Fund Manager, LLC (DE)

            a) MTC Fund I, LLC (DE) - 0.01% of MTC Fund I, LLC is held by Housing Fund Manager, LLC. - Housing Fund Manager, LLC is the managing member LLC and the remaining interests are held by a third party member.

            b) MTC Fund II, LLC (DE) - 0.01% of MTC Fund II, LLC is held by Housing Fund Manager, LLC. - Housing Fund Manager, LLC is the managing member LLC and the remaining interests are held by a third party member.

            c) MTC Fund III, LLC (DE) - 0.01% of MTC Fund III, LLC is held by Housing Fund Manager, LLC. - Housing Fund Manager, LLC is the managing member LLC and the remaining interests are held by a third party member.

      39.   MLIC Asset Holdings LLC (DE)

      40.   85 Broad Street Mezzanine LLC (DE)

            a)   85 Broad Street LLC (DE)

      41.   The Building at 575 Fifth Avenue Mezzanine LLC (DE)

            a)   The Building at 575 Fifth LLC (DE)

      42.   ML Bridgeside Apartments LLC (DE)

      43. Para-Met Plaza Associates (FL)- 75% of the General Partnership is held by Metropolitan Life Insurance Company and 25% of the General Partnership is held by Metropolitan Tower Realty Company, Inc.

      44.   MLIC CB Holdings LLC (DE)

      45. Met II Office Mezzanine LLC (FL) - 10.4167% of the membership interest is owned by Metropolitan Tower Life Insurance Company and 89.5833% is owned by Metropolitan Life Insurance Company.

            a)   Met II Office, LLC (FL)

      46.   The Worthington Series Trust (DE)

      47. MetLife CC Member, LLC (DE) - 63.415% of MetLife CC Member, LLC is held by Metropolitan Life Insurance Company, 17.073% by MetLife Investors USA Insurance Company, 14.634% by MetLife Insurance Company of Connecticut and 4.878% by General American Life Insurance Company.

      48.   Oconee Hotel Company, LLC (DE)

      49.   Oconee Land Company, LLC (DE)

            a)  Oconee Land Development Company, LLC (DE)

            b)  Oconee Golf Company, LLC (DE)

            c)  Oconee Marina Company, LLC (DE)

      50.   1201 TAB Manager, LLC (DE)

      51. MetLife 1201 TAB Member, LLC (DE) - 69.66% of MetLife 1201 TAB Member, LLC is owned by Metropolitan Life Insurance Company, 12.07% is owned by MetLife Investors USA Insurance Company, 15.17% is owned by MetLife Insurance Company of Connecticut and 3.1% is owned by Metropolitan Property and Casualty Insurance Company.

            a) 1201 TAB Owner, LLC (DE) - 50% of 1201 TAB Owner, LLC is owned by Metlife 1201 TAB Member, LLC and the remainder is owned by a third party. Metlife 1201 TAB Manager, LLC is the manager of 1201 TAB Owner, LLC.

      52. MetLife LHH Member, LLC (DE) - 69.23% of MetLife LHH Member, LLC is owned by Metropolitan Life Insurance Company, 19.78% is owned by MetLife Investors USA Insurance Company and 10.99% is owned by New England Life Insurance Company.

      53.   Ashton Southend GP, LLC (DE)

      54. Tremont Partners, LP (DE) - 99.9% LP interest of Tremont Partners, LP is owned by Metropolitan Life Insurance Company and 0.1% GP interest is owned by Ashton Southend GP, LLC.

      55. Riverway Residential, LP (DE) - 99.9% LP interest of Riverway Residential, LP is owned by Metropolitan Life Insurance Company and 0.1% GP interest is owned by Metropolitan Tower Realty Company, Inc.

      56. 10420 McKinley Partners, LP (DE) - 99.9% LP interest of 10420 McKinley Partners, LP is owned by Metropolitan Life Insurance Company and 0.1% GP interest is owned by Metropolitan Tower Realty Company, Inc.

      57.   Ardrey Kell Townhomes, LLC (DE)

      58.   Boulevard Residential, LLC (DE)

      59.   465 N. Park Drive, LLC (DE)

      60.   Ashton Judiciary Square, LLC (DE)

      61. Sandpiper Cove Associates, LLC (DE) - 90.59% membership interest of Sandpiper Cove Associates, LLC is owned by MLIC and 9.41% is owned by Metropolitan Tower Realty Company.

      62. 1900 McKinley Properties, LP (DE) - 99.9% LP interest of 1900 McKinley Properties, LP is owned by MLIC and 0.1% GP interest is owned by Metropolitan Tower Realty Company, Inc.

      63.   Marketplace Residences, LLC (DE)

      64.   ML Swan Mezz, LLC (DE)

            a)    ML Swan GP, LLC (DE)

      65.   ML Dolphin Mezz, LLC (DE)

            a)    ML Dolphin GP, LLC (DE)

      66.   Haskell East Village, LLC (DE)

      67. MetLife Cabo Hilton Member, LLC (DE) - 54.129% of MetLife Cabo Hilton Member, LLC is owned by MLIC, 16.9% by General American Life Insurance Company, 16.9% by MetLife Investors USA Insurance Company and 12.071% by MetLife Insurance Company of Connecticut.

      68.   ML Terraces, LLC (DE)

      69.   Chestnut Flats Wind, LLC (DE)

      70.   MetLife 425 MKT Member, LLC (DE)

      71.   MetLife OFC Member, LLC (DE)

            a) OFC Boston, LLC (DE) - 52.5% of OFC Boston, LLC is owned by MetLife OFC Member, LLC and 47.5% is owned by a third party.

                 i)   OFC REIT, LLC (DE)

                      1)   Dewey Square Tower Associates, LLC (MA)

      72. MetLife THR Investor, LLC (DE) - 85% of MetLife THR Investors, LLC is owned by MLIC and 15% is owned by MICC.

      73. ML Southmore, LLC (DE) - 75.12% of ML Southmore, LLC is owned by MLIC and 24.88% is owned by MICC.

      74. ML - AI MetLife Member 1, LLC (DE) - 83.675% of the membership interest is owned by MLIC, 5.762% by MLI USA and 4.801% by Metropolitan Property and Casualty Insurance Company.

            a) ML - AI Venture 1, LLC (DE) - 51% of ML-AI Venture 1, LLC is owned by ML-AI MetLife Member 1, LLC and 49% is owned by a third party. MetLife Investment Management, LLC is the asset manager.

                 i)   ML-AI 125 Wacker, LLC (DE)

      75.   MetLife CB W/A, LLC (DE)

      76. MetLife Camino Ramon Member, LLC (DE) - 78.6% of MetLife Camino Ramon Member, LLC is owned by MLIC and 21.4% is owned by MICC.

O.    MetLife Capital Trust IV (DE)

P. MetLife Insurance Company of Connecticut (MICC) (CT) - 86.72% is owned by MetLife, Inc. and 13.28% by MetLife Investors Group, Inc.

      1.    MetLife Property Ventures Canada ULC (Canada)

      2.    Pilgrim Alternative Investments Opportunity Fund III Associates, LLC
            (CT) - 67% is owned by MetLife Insurance Company of Connecticut and 33% is owned by third party.

      3.    Metropolitan Connecticut Properties Ventures, LLC (DE)

      4.    MetLife Canadian Property Ventures LLC (NY)

      5.    Euro TI Investments LLC (DE)

      6.    Greenwich Street Investments, L.L.C. (DE)

            a)    Greenwich Street Capital Offshore Fund, Ltd. (Virgin
                  Islands)

            b)    Greenwich Street Investments, L.P. (DE)

      7. One Financial Place Corporation (DE) - 100% is owned in the aggregate by MetLife Insurance Company of Connecticut.

      8.    Plaza LLC (CT)

      9.    TIC European Real Estate LP, LLC (DE)

      10.   MetLife European Holdings, LLC (DE)

            a)    MetLife Assurance Limited (United Kingdom)

      11.   Travelers International Investments Ltd. (Cayman Islands)

      12.   Euro TL Investments LLC (DE)

      13.   Corrigan TLP LLC (DE)

      14.   TLA Holdings LLC (DE)

            a)    The Prospect Company (DE)

      15. TRAL & Co. (CT) - TRAL & Co. is a general partnership. Its partners are MetLife Insurance Company of Connecticut and Metropolitan Life Insurance Company.

      16.   MetLife Investors USA Insurance Company (MLI USA) (DE)

            a)    MetLife Renewables Holding, LLC (DE)

                  i)    Greater Sandhill I, LLC (DE)

      17.   TLA Holdings II LLC (DE)

      18.   TLA Holdings III LLC (DE)

      19. MetLife Greenstone Southeast Venture, LLC (DE) - 95% of MetLife Greenstone Southeast Venture, LLC is owned by MetLife Insurance Company of Connecticut and 5% is owned by Metropolitan Connecticut Properties Ventures, LLC.

            a)    MLGP Lakeside, LLC (DE)

Q.    MetLife Reinsurance Company of South Carolina (SC)

R.    MetLife Investment Management, LLC (DE)

      1.   MetLife International PE Fund I GP LLC (DE)

           a) MetLife International PE Fund I, LP (Cayman Islands) - 92.5935% of the Limited Partnership interests of this entity is owned by MetLife Alico Life Insurance K.K., 4.115% is owned by MetLife Mexico S.A., 2.716% is owned by MetLife Limited (Hong Kong) and the remaining 0.576% is owned by Metropolitan Life Insurance Company of Hong Kong Limited.

      2.   MetLife Loan Asset Management LLC (DE)

      3.   MetLife Core Property Fund GP, LLC (DE)

           a) MetLife Core Property Fund, LP (DE) - MetLife Core Property Fund GP, LLC is the general partner of MetLife Core Property Fund, LP (the "Fund"). A substantial majority of the limited partnership interests in the Fund are held by third parties. The following affiliates hold a minority share of the limited partnership interests in the Fund: Metropolitan Life Insurance Company owns 23.7%, General American Life Insurance Company owns 0.1% and MetLife Insurance Company of Connecticut owns 0.2%.

                i)   MetLife Core Property REIT, LLC (DE)

                     aa) MetLife Core Property Holdings, LLC (DE) - MetLife Core Property Holdings, LLC holds the following single-property limited liability companies: MCP 7 Riverway, LLC, MCP SoCal Industry- Redondo, LLC, MCP SoCal Industrial-Springdale, LLC, MCP SoCal Industrial-Concourse, LLC, MCP SoCal Industrial-Kellwood, LLC, MCP SoCal Industrial-Bernado, LLC, MCP SoCal Industrial-Canyon, LLC, MCP SoCal Industrial-Anaheim, LLC, MCP SoCal Industrial-LAX, LLC, MCP SoCal Industrial-Fullerton, LLC, MCP SoCal Industrial-Ontario, LLC, MCP SoCal Industrial-Loker, LLC, MCP Paragon Point, LLC, MCP 4600 South Syracuse, LLC, MCP The Palms Doral, LLC, MCP Waterfront Atrium, LLC, MCP EnV Chicago, LLC,MCP 100 Congress, LLC, MCP 1900 McKinney, LLC, MCP 550 West Washington, LLC, MCP Main Street Village, LLC, MCP Lodge At Lakecrest, LLC and MCP Ashton South End, LLC

S.    MetLife Standby I, LLC (DE)

      1.   MetLife Exchange Trust I (DE)

T.    MetLife Services and Solutions, LLC (DE)

      1.   MetLife Solutions Pte. Ltd. (Singapore)

           a)    MetLife Services East Private Limited (India)

           b) MetLife Global Operations Support Center Private Limited (India) - 99.99999% is owned by MetLife Solutions Pte. Ltd. and 0.00001% is owned by Natiloportem Holdings, Inc.

U.    SafeGuard Health Enterprises, Inc. (DE)

      1.   MetLife Health Plans, Inc. (DE)

      2.   SafeGuard Health Plans, Inc. (CA)

      3.   SafeHealth Life Insurance Company (CA)

      4.   SafeGuard Health Plans, Inc. (FL)

      5.   SafeGuard Health Plans, Inc. (NV)

      6.   SafeGuard Health Plans, Inc. (TX)

V.    MetLife Capital Trust X (DE)

W.    Cova Life Management Company (DE)

X.    MetLife Reinsurance Company of Charleston (SC)

Y.    MetLife Reinsurance Company of Vermont (VT)

Z.    Delaware American Life Insurance Company (DE)

AA.   Federal Flood Certification LLC (TX)

AB.   American Life Insurance Company (ALICO) (DE)

      1.    MetLife ALICO Life Insurance K.K. (Japan)

               a)  Nagasaki Operation Yugen Kaisha (Japan)

               b)  Communication One Kabushiki Kaisha (Japan)

               c)  Financial Learning Kabushiki Kaisha (Japan)

      2.    MetLife Global Holding Company I GmbH (Swiss I) (Switzerland)

               a)  MetLife Global Holding Company II GmbH (Swiss II)
                   (Switzerland)

                   i) MetLife Emeklilik ve Hayat A.S. (Turkey) - 99.9788% of MetLife Emeklilik ve Hayat A.S. is owned by Metlife Global Holding Company II GmbH (Swiss II) and the remainder by third parties.

                   ii) ALICO European Holdings Limited (Ireland)

                       aa) ZAO Maser D (Russia)

                           1) ZAO ALICO Insurance Company (Russia) - 51% of ZAO
                              ALICO Insurance Company is owned by ZAO Master D and 49% is owned by MetLife Global Holding Company II GmbH.

                   ii) MetLife EU Holding Company Limited (Ireland)

                       aa) MetLife Europe Limited (Ireland) - 93% of MetLife
                           Europe Limited is owned by MetLife EU Holding Company Limited and 7% is owned by ALICO.

                           1. MetLife Pension Trustees Limited (United Kingdom)

                       bb) Agenvita S.r.l. (Italy)

                       cc) MetLife Europe Insurance Limited (Ireland)- 93% of
                           MetLife Europe Insurance Limited is owned by MetLife EU Holding Company Limited and 7% is owned by ALICO.

                       dd) MetLife Europe Services Limited (Ireland)

                       ee) MetLife Insurance Limited (United Kingdom)

                       ff) MetLife Limited (United Kingdom)

                       gg) MetLife Services, Sociedad Limitada (Spain)

                       hh) MetLife Insurance S.A./NV (Belgium) - 99.999% of
                           MetLife Insurance S.A./NV is owned by MetLife EU Holding Company Limited and 0.001% is owned by Natilportem Holdings, Inc.

                       ii) MetLife Solutions S.A.S. (France)

                       jj) Metlife Biztosito Zrt. (Hungary)

                           1) First American-Hungarian Insurance Agency Limited
                              (Hungary)

                       kk) Metropolitan Life Asigurari S.A. (Romania) -
                           99.9982018% of Metropolitan Life Asigurari S.A. is owned by MetLife EU Holding Company Limited and the remaining 0.0017982% is owned by International Technical and Advisory Services Limited.

                           1) ALICO Societate de Administrare a unui Fond de
                              Pensii Administrat Privat S.A. (Romania) -
                              99.9748% of ALICO Societate de Administrare a unui Fond de Pensii Administrat Privat S.A. is owned by ALICO Asigurari Romania S.A. and 0.0252% is owned by AMPLICO Services Sp z.o.o.

                           2) Metropolitan Training and Consulting S.R.L.
                              (Romania)

                           3) APF Societate de Administrare a Fondurilor De
                              Pensii Facultative (APF) (Romania) - 99.99% of APF is owned by Metropolitan Life Asigurari S.A. and 0.01% is owned by ITAS Limited.

                       ll) MetLife AMSLICO poist'ovna, a.s. (Slovakia)

                           1) ALICO Services Central Europe s.r.o. (Slovakia)

                           2) ALICO Funds Central Europe sprav. spol., a.s.
                              (Slovakia)

                       mm) MetLife pojist'ovna a.s. (Czech Republic)

                       nn) AMPLICO Life-First American Polish Life Insurance &
                           Reinsurance Company, S.A. (Poland)

                           a) Amplico Services Sp z.o.o. (Poland)

                           b) AMPLICO Towartzystwo Funduszky Inwestycyjnych,
                              S.A. (Poland)

                           c) AMPLICO Powszechne Towartzystwo Emerytalne S.A.
                              (Poland) - 50% of AMPLICO Powszechne Towarzystwo Emerytalne S.A. is owned by AMPLICO Life-First American Polish Life Insurance & Reinsurance Company, S.A. and the remaining 50% is owned by MetLife EU Holding Company Limited.

                       oo) MetLife Holdings (Cyprus) Limited (Cyprus)

                           a) American Life Insurance Company (Cyprus) Limited
                              (Cyprus)

                       pp) ALICO Bulgaria Zhivotozastrahovatelno Druzhestvo EAD
                           (Bulgaria)

                       qq) MetLife Alico Life Insurance Company S.A. (Greece)

                           a) ALICO Mutual Fund Management Company (Greece) -
                              90% of ALICO Mutual Fund Management Company is owned by MetLife Alico Life Insurance Company S.A. (Greece) and the remaining interests are owned by third parties.

      3. Pharaonic American Life Insurance Company (Egypt) - 84.125% of Pharaonic American Life Insurance Company is owned by ALICO and the remaining interests are owned by third parties.

      4. American Life Insurance Company (Pakistan) Ltd. (Pakistan) - 81.96% of American Life Insurance Company (Pakistan) Ltd. is owned by ALICO and the remaining interests are owned by third parties.

      5.    International Investment Holding Company Limited (Russia)

      6. MetLife Akcionarsko Drustvo za Zivotno Osiguranje (Serbia) - 99.98% of MetLife Akcionarska Drustvoza za Zivotno Osiguranje is owned by ALICO and the remaining 0.02% is owned by International Technical and Advisory Services Limited.

      7.    ALICO Management Services Limited (United Kingdom)

      8.    ZEUS Administration Services Limited (United Kingdom)

      9. ALICO Trustees Ltd. (United Kingdom) - 50% of ALICO Trustees (UK) Ltd. is owned by ALICO and the remaining interest is owned by International Technical and Advisory Services Limited.

      10. PJSC ALICO Ukraine (Ukraine) - 99.9988% of PJSC ALICO Ukraine is owned by ALICO 0.0006% is owned by International Technical and Advisory Services Limited and the remaining 0.0006% is owned by Borderland Investment Limited.

      11.   Borderland Investment Limited (USA-Delaware)

            a)    ALICO Hellas Single Member Limited Liability Company (Greece)

      12. International Technical and Advisory Services Limited (ITAS) (USA-Delaware)

      13.   ALICO Operations Inc. (USA-Delaware)

            a)    MetLife Asset Management Corp. (Japan)

      14. MetLife Colombia Seguros de Vida S.A. (Colombia) - 94.9899823% of MetLife Colombia Seguros de Vida S.A. is owned by ALICO, 5.0100106% is owned by International Technical and Advisory Services Limited and the remaining interests are owned by third parties.

      15.   MetLife Mas, S.A. de C.V. (Mexico) - 99.9997546% of MetLife Mas,
            SA de CV is owned by ALICO and 0.0002454% is owned by International Technical and Advisory Services Limited.

      16. MetLife Seguros S.A. (Uruguay) - 74.9187% of MetLife Seguros S.A. is owned by ALICO, 25.0798% by MetLife, Inc. and 0.0015% by a third party (Oscar Schmidt).

      17. ALICO Properties, Inc. (USA-Delaware) - 51% of ALICO Properties, Inc. is owned by ALICO and the remaining interests are owned by third parties.

            a)    Global Properties, Inc. (USA-Delaware)

      18.   Alpha Properties, Inc. (USA-Delaware)

      19.   Beta Properties, Inc. (USA-Delaware)

      20.   Delta Properties Japan, Inc. (USA-Delaware)

      21.   Epsilon Properties Japan, Inc. (USA-Delaware)

      22.   Iris Properties, Inc. (USA-Delaware)

      23.   Kappa Properties Japan, Inc. (USA-Delaware)

AC.   MetLife Global Benefits, Ltd. (Cayman Islands)

AD. Inversiones Metlife Holdco Dos Limitada (Chile) - 99.999338695% of Inversiones MetLife Holdco Dos Limitada is owned by MetLife, Inc., 0.00065469% is owned by MetLife International Holdings, Inc. and 0.000006613% is owned by Natiloportem.

AE.   MetLife Consumer Services, Inc. (DE)

AF.   MetLife Reinsurance Company of Delaware (DE)

1) The voting securities (excluding directors' qualifying shares, if any) of each subsidiary shown on the organizational chart are 100% owned by their respective parent corporation, unless otherwise indicated.

2) The Metropolitan Money Market Pool and MetLife Intermediate Income Pool are pass-through investment pools, of which Metropolitan Life Insurance Company and/or its subsidiaries and/or affiliates are general partners.

3) The MetLife, Inc. organizational chart does not include real estate joint ventures and partnerships of which MetLife, Inc. and/or its subsidiaries is an investment partner. In addition, certain inactive subsidiaries have also been omitted.

4) MetLife Services EEIG is a cost-sharing mechanism used in the EU for EU-affiliated members.

ITEM 29. INDEMNIFICATION

MetLife, Inc. has secured a Financial Institutions Bond in the amount of $50,000,000 subject to a $5,000,000 deductible. MetLife, Inc. also maintains a Directors' and Officers' Liability and Corporate Reimbursement Insurance Policy with limits of $400 million. The Directors and Officers of Metropolitan Life Insurance Company ("Metropolitan"), as well as certain other subsidiaries of MetLife, Inc. are covered under the Financial Institutions Bond as well as under the Directors' and Officers' Liability Policy. A provision in Metropolitan's by-laws provides for the indemnification (under certain circumstances) of individuals serving as directors or officers of Metropolitan.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Metropolitan pursuant to the foregoing provisions, or otherwise, Metropolitan Life Insurance Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Metropolitan of expenses incurred or paid by a director, officer or controlling person or Metropolitan Life Insurance Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Metropolitan will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 30. PRINCIPAL UNDERWRITERS


      (a) MetLife Investors Distribution Company is the principal underwriter and distributor of the Policies. MetLife Investors Distribution Company is the principal underwriter for the following investment companies:

Met Investors Series Trust
Metropolitan Series Fund
First MetLife Investors Variable Annuity Account One
General American Separate Account Two
General American Separate Account Eleven
General American Separate Account Twenty-Eight
General American Separate Account Twenty-Nine
MetLife of CT Fund UL for Variable Life Insurance
MetLife of CT Fund UL III for Variable Life Insurance
MetLife of CT Separate Account Eleven for Variable Annuities
MetLife of CT Separate Account QPN for Variable Annuities
MetLife Investors Variable Annuity Account One
MetLife Investors Variable Life Account One
MetLife Investors USA Separate Account A
MetLife Investors USA Variable Life Account A
Metropolitan Life Separate Account E
Metropolitan Life Separate Account UL
Metropolitan Life Variable Annuity Separate Account II
Metropolitan Tower Separate Account One
Metropolitan Tower Separate Account Two
New England Life Retirement Investment Account
New England Variable Annuity Fund I
New England Variable Annuity Separate Account
New England Variable Life Separate Account
Paragon Separate Account A
Paragon Separate Account B
Paragon Separate Account C
Paragon Separate Account D
Security Equity Separate Account Twenty-Six
Security Equity Separate Account Twenty-Seven
Separate Account No. 13S

      (b) The following persons are the officers and directors of MetLife Investors Distribution Company. The principal business address for MetLife Investors Distribution Company is 1095 Avenue of the Americas, New York, NY 10036



Name and Principal Business Office        Positions and Offices with Underwriter
-----------------------------------       --------------------------------------
Elizabeth M. Forget                       Director and President
Metropolitan Life Insurance Company
1095 Avenue of the Americas
New York, NY 10036

Paul A. LaPiana                           Director and Executive Vice President,
Metropolitan Life Insurance Company       National Sales Manager- Life
11225 North Community House Road
Charlotte, NC 28277

Jay S. Kaduson                            Senior Vice President
Metropolitan Life Insurance Company
11225 North Community House Road
Charlotte, NC 28277

Andrew G. Aiello                          Senior Vice President, Channel Head-
Metropolitan Life Insurance Company       National Accounts
11225 North Community House Road
Charlotte, NC 28277

John P. Kyne, III                         Vice President, Compliance
Metropolitan Life Insurance Company
11225 North Community House Road
Charlotte, NC 28277

John G. Martinez                          Vice President and Chief Financial
Metropolitan Life Insurance Company       Officer
18210 Crane Nest Drive
Tampa, FL 33647

Marlene B. Debel                          Treasurer
Metropolitan Life Insurance Company
1095 Avenue of the Americas
New York, NY 10036

      (c) Compensation from the Registrant.



       (1)                (2)               (3)             (4)             (5)
                                      Compensation on
                                          Events
                                      Occasioning the
                   Net Underwriting   Deduction of a
Name of Principal    Discounts and    Deferred Sales    Brokerage     Other
   Underwriter        Commissions          Load        Commissions  Compensation
   -----------        -----------          ----        -----------  ------------
MetLife Investors
Distribution
Insurance Company     $40,053,600           $0              $0           $0





ITEM 31. LOCATION OF ACCOUNTS AND RECORDS

      The following companies will maintain possession of the documents required by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder:

      (a)   Registrant

      (b)   Metropolitan Life Insurance Company
            200 Park Avenue
            New York, NY 10166


      (c)   MetLife Investors Distribution Company
            1095 Avenue of the Americas
            New York, NY 10036


ITEM 32. MANAGEMENT SERVICES

      Not applicable

ITEM 33. FEE REPRESENTATION

      Metropolitan Life represents that the fees and charges deducted under the Policy described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by Metropolitan Life.

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Metropolitan Life Separate Account UL, certifies that it meets all of the requirements for effectiveness of this amended Registration Statement under Rule 485(b) under the Securities Act and has caused this Amendment to the Registration Statement to be signed on its behalf, in the City of New York, and the State of New York on the 11th day of April, 2014.


                                           Metropolitan Life Separate Account
                                           UL

                                           By:  Metropolitan Life Insurance
                                                Company

                                           By:  /s/ Paul G. Cellupica
                                           -------------------------------------
                                                   Paul G. Cellupica, Esq.
                                                   Chief Counsel Americas

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Metropolitan Life Insurance Company certifies that it meets all of the requirements for effectiveness of this amended Registration Statement under Rule 485(b) under the Securities Act and has caused this Amendment to the Registration Statement to be signed on its behalf, in the City of New York, and the State of New York on the 11th day of April, 2014.


                                     Metropolitan Life Insurance Company

                                     By:  /s/ Paul G. Cellupica
                                     -------------------------------------------
                                             Paul G. Cellupica, Esq.
                                             Chief Counsel Americas


   Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons, in the capacities indicated, on April 11, 2014.



               SIGNATURE                                TITLE
               ---------                                -----

                   * Chairman of the Board, President and ------------------------------------- Chief Executive Officer and a Director
          Steven A. Kandarian

                   *                        Executive Vice President and
 -------------------------------------        Chief Accounting Officer
           Peter M. Carlson

                   *                                  Director
 -------------------------------------
            Cheryl W. Grise

                   *                                  Director
 -------------------------------------
        Carlos Miquel Gutierrez

                   *                                  Director
 -------------------------------------
           R. Glenn Hubbard

                   *                                  Director
 -------------------------------------
             John M. Keane

                   *                                  Director
 -------------------------------------
         Alfred F. Kelly, Jr.

                   *                                  Director
 -------------------------------------
          William E. Kennard

                   *                                  Director
 -------------------------------------
            James M. Kilts

                   *                                  Director
 -------------------------------------
          Catherine R. Kinney

                   *                                  Director
 -------------------------------------
          Denise M. Morrison

                   *                                  Director
 -------------------------------------
             Hugh B. Price

                   *                                  Director
 -------------------------------------
         Kenton J. Sicchitano

                   *                                  Director
 -------------------------------------
             Lulu C. Wang

                   *                        Executive Vice President and
 -------------------------------------         Chief Financial Officer
            John C.R. Hele



By:     /s/ Marie C. Swift
     --------------------------
     Marie C. Swift, Esq.
     Attorney-in-fact


* Executed by Marie C. Swift, Esq. on behalf of those indicated pursuant to Powers of Attorney filed herewith.

                                 Exhibit Index


(h)(x) Amendment to Participation Agreement with Franklin Templeton
(l)    Actuarial Opinion and Consent
(m)    Calculation Exhibit
(n)    Consent of Independent Registered Public Accounting Firm
(r)    Powers of Attorney